UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-03732

MFS VARIABLE INSURANCE TRUST II

(Exact name of registrant as specified in charter)

111 Huntington Avenue, Boston, Massachusetts 02199

(Address of principal executive offices) (Zip code)

Christopher R. Bohane

Massachusetts Financial Services Company

111 Huntington Avenue

Boston, Massachusetts 02199

(Name and address of agents for service)

Registrant’s telephone number, including area code: (617) 954-5000

Date of fiscal year end: December 31

Date of reporting period: December 31, 2019

Effective June 1, 2019, MFS International Value Portfolio, a series of the Registrant, was redesignated MFS International Intrinsic Value Portfolio.

ITEM 1.	REPORTS TO STOCKHOLDERS.

Annual Report

December 31, 2019

MFS® Blended Research® Core Equity Portfolio

MFS® Variable Insurance Trust II

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, the insurance company that offers your contract may determine that it will no longer send you paper copies of the fund’s annual and semiannual shareholder reports unless you specifically request paper copies from the insurance company or from your financial intermediary. Instead, the shareholder reports will be made available on a Web site (insurancefunds.mfs.com or other Web site of which you will be notified), and the insurance company will notify you by mail each time a report is posted and provide you with a Web site link to access the report. Instructions for requesting paper copies will be provided by your insurance company or financial intermediary.

If you already elected to receive shareholder reports by email, you will not be affected by this change and you need not take any action. If your insurance company or financial intermediary offers electronic delivery, you may elect to receive shareholder reports and other communications from the insurance company or financial intermediary by email by following the instructions provided by the insurance company or financial intermediary.

Beginning on January 1, 2019, you may elect to receive all future reports in paper free of charge from the insurance company or financial intermediary. You can inform the insurance company or financial intermediary that you wish to continue receiving paper copies of your shareholder reports by contacting your insurance company or financial intermediary. Your election to receive reports in paper will apply to all funds held in your account with your insurance company or financial intermediary.

CGS-ANN

MFS® Blended Research® Core Equity Portfolio

The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK OR CREDIT UNION GUARANTEE • NOT A DEPOSIT • NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS Blended Research Core Equity Portfolio

LETTER FROM THE EXECUTIVE CHAIR

Dear Contract Owners:

Slowing global growth, low inflation, and trade friction between the United States and China have been hallmarks of the past 12 months. After experiencing an uptick in market volatility in late 2018, markets steadied for most of 2019, thanks in large measure to the adoption of a dovish policy stance on the part of global central banks, focused on supporting economic growth. Negotiations aimed at a “phase one” trade deal between the U.S. and China bore fruit at the end of the period, boosting investor sentiment, while signs of stability emerging from the global manufacturing sector also lifted spirits. Uncertainty over Brexit, along with the ripple effects from the trade conflict, hampered business confidence and investment in the United Kingdom and Europe for much of the period, though investors expect greater clarity regarding Brexit as a result of December’s general election. The pro-Brexit Conservative Party won the election by a comfortable margin and set the stage for the U.K.’s departure from the EU at the end of January.

Markets expect the longest economic expansion in U.S. history will continue, albeit at a slower pace, as trade tensions recede. In an effort to prolong the expansion, the U.S. Federal Reserve lowered interest rates three times between July and October and the European Central Bank loosened policy in September. While the global monetary policy backdrop remains quite accommodative, signs of easing trade tensions and fading global recession fears led to improved market sentiment in late 2019 as investors grew less risk averse. In early 2020, an outbreak of coronavirus emanating from China reintroduced global growth fears, causing an uptick in volatility.

Here at MFS®, we aim to help our clients navigate the growing complexity of the markets and world economies. Our long-term investment philosophy and commitment to the responsible allocation of capital allow us to tune out the noise and uncover what we believe are the best, most durable investment opportunities in the market. Through our powerful global investment platform, we combine collective expertise, thoughtful risk management and long-term discipline to create sustainable value for investors.

Respectfully,

Robert J. Manning

Executive Chair

MFS Investment Management

February 14, 2020

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

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MFS Blended Research Core Equity Portfolio

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
Microsoft Corp.	6.2%
Apple, Inc.	5.8%
Johnson & Johnson	2.8%
Intel Corp.	2.3%
Mastercard, Inc., “A”	2.3%
Bank of America Corp.	2.2%
Facebook, Inc., “A”	2.2%
Alphabet, Inc., “A”	2.2%
Comcast Corp., “A”	2.1%
Citigroup, Inc.	2.1%

Equity sectors (k)
Technology	29.2%
Financial Services	18.8%
Health Care	11.3%
Consumer Staples	6.1%
Retailing	5.3%
Industrial Goods & Services	5.1%
Leisure	4.9%
Special Products & Services	4.4%
Utilities	3.8%
Energy	3.3%
Basic Materials	2.2%
Transportation	2.0%
Autos & Housing	1.8%
Communications	1.0%

(k)	The sectors set forth above and the associated portfolio composition are based on MFS’ own custom sector classification methodology.

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

Percentages are based on net assets as of December 31, 2019.

The portfolio is actively managed and current holdings may be different.

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MFS Blended Research Core Equity Portfolio

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended December 31, 2019, Initial Class shares of the MFS Blended Research Core Equity Portfolio (fund) provided a total return of 29.17%, while Service Class shares of the fund provided a total return of 28.87%. These compare with a return of 31.49% over the same period for the fund’s benchmark, the Standard & Poor’s 500 Stock Index (S&P 500 Index).

Market Environment

Fading fears of a near-term global recession, the announcement of a partial trade deal between the United States and China and the decline in uncertainty over Brexit helped bolster market sentiment late in the period. Changes in market sentiment, largely driven by uncertainty over the outcome of trade negotiations between the US and China, had contributed to periodic bouts of volatility during the reporting period. The global economy decelerated, led by weakness in China and Europe, although the pace of the slowdown moderated late in the period amid nascent signs of stabilization in the manufacturing sector.

The deteriorating global growth backdrop, along with declining inflationary pressures, prompted the US Federal Reserve to adopt a more dovish posture beginning in early 2019, resulting in the first interest rate cut in over a decade at the end of July, followed by additional cuts in September and October. The Fed’s actions led to a sharp decline in long-term interest rates during the period’s second half, causing the inversion of portions of the US Treasury yield curve for a time. Amid an improvement in risk sentiment in Q4 2019 and indications of a bottoming in growth and a potential upturn in activity, the Fed indicated in October that further rate cuts were unlikely unless the outlook for the economy materially worsened.

Globally, central banks have tilted more dovish as well, with the European Central Bank unveiling a package of easing measures, which included putting overnight rates deeper into negative territory, restarting its bond-buying program and lengthening the term of cheap loans to banks to three years from two. The central banks of India and Australia are among those that have cut rates several times in recent months, although China has been more cautious in increasing liquidity as it keeps trying to deleverage its economy, cutting rates only marginally.

Emerging markets experienced considerable volatility through the end of 2018, as tighter global financial conditions exposed structural weakness in some countries. Those conditions improved in 2019 as the Fed became more dovish. Notwithstanding the periodic headwinds on market sentiment from significant trade friction between the US and China over much of the year, emerging market hard currency debt and local rates benefited from relatively cheap valuations at the beginning of the period and easier global monetary conditions. These factors, plus the fading of certain global risk factors mentioned above, hastened spread tightening in the latter part of the period. At the same time, idiosyncratic risks spiked in some countries (e.g., Argentina and Lebanon), contributing to increased dispersion in performance among sovereign assets.

Detractors from Performance

Stock selection within both the health care and utilities sectors detracted from performance relative to the S&P 500 Index. Within the health care sector, the fund’s overweight position in drug store operator Walgreens Boots Alliance (h), biotechnology company Biogen, and the timing of the fund’s ownership in shares of global pharmaceutical company Bristol-Myers Squibb and drugstore retailer CVS Health (h), held back relative returns. The share price of Walgreens Boots Alliance declined as concerns over lower prescription reimbursements, slower cost deflation of generic drugs and a weaker flu season appeared to have weighed on investor sentiment and resulted in management’s lower full-year guidance outlook. Within the utilities sector, overweight positions in utility services provider Exelon and power generation company NRG Energy further weakened relative results. Shares of Exelon were largely flat during the period, with early price gains more than offset by weaker-than-expected natural gas prices, mild weather, especially in Texas, and the risk of import tariffs on uranium. Additionally, two of the firm’s senior executives resigned amid an ongoing federal investigation into potential corruption involving Illinois lobbying activities, which further pressured the stock price.

Elsewhere, the fund’s overweight positions in information technology company DXC Technology (h), brewery company Molson Coors Brewing and energy exploration and production company EOG Resources negatively affected relative performance. The share price of DXC Technology fell after the company reported disappointing earnings results and full-year guidance, as clients transitioned to the cloud at a faster rate than anticipated, which put pressure on its legacy IT business. An uncertain macroeconomic environment and foreign exchange headwinds also added to the stock price weakness. Additionally, the timing of the fund’s ownership in shares of storage facility operator Public Storage (h) also detracted from relative results.

Contributors to Performance

Stock selection in the retailing sector contributed to relative performance, led by the fund’s overweight position in retail giant Target. The share price of Target appreciated on the back of solid comparable-store sales and margin expansion. Gross margins expanded due to merchandising incentives and changes in product mix. Additionally, management raised its full-year 2019 guidance more than expected, which further supported the stock price.

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MFS Blended Research Core Equity Portfolio

Management Review – continued

A combination of security selection and an underweight position in the energy sector also boosted relative results. Here, the fund’s underweight position in integrated oil and gas company Exxon Mobil helped relative returns. Shares of Exxon, along with other energy companies, depreciated during the period as its net income lagged consensus expectations, owing to weakness in the company’s Downstream segment. Earnings in Exxon’s Chemicals segment were also lower than expected, due to lower margins, foreign exchange headwinds and higher expenses. Exxon’s management guided for continued narrow crude differentials, ongoing heavy maintenance requirements and continuing pressure on its chemicals margins, which further weakened the stock price.

In other sectors, the fund’s overweight positions in semiconductor and electronics engineering solutions provider Applied Materials, software giant Microsoft, information technology firm Leidos Holdings, food producer Tyson Foods (h), direct banking and payment services provider Discover Financial Services and diversified financial services firm Citigroup, boosted relative results. The share price of Applied Materials exhibited consistent progression during the period, owing to better-than-expected revenue growth in its semiconductor and services segments and strong demand for NAND flash memory. Additionally, an underweight position in insurance and investment firm Berkshire Hathaway, and not owning shares of pharmaceutical company Abbvie, also contributed to the fund’s relative performance. Despite positive absolute performance, the share price of Berkshire Hathaway lagged the benchmark during the period. Although the company’s results were broadly in line with market expectations, investors appeared to have responded negatively to Warren Buffet’s comment that the company was unlikely to make a significant acquisition during 2019, given current valuations for good businesses.

Respectfully,

Portfolio Manager(s)

Jim Fallon, Matt Krummell, Jonathan Sage, and Jed Stocks

(h)	Security was not held in the portfolio at period end.

The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

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MFS Blended Research Core Equity Portfolio

PERFORMANCE SUMMARY THROUGH 12/31/19

The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.

Growth of a Hypothetical $10,000 Investment

Total Returns through 12/31/19

Average annual total returns

Share Class	Class Inception Date	1-yr	5-yr	10-yr
Initial Class	11/14/86	29.17%	9.56%	12.75%
Service Class	8/24/01	28.87%	9.28%	12.47%

Comparative benchmark(s)
Standard & Poor’s 500 Stock Index (f)		31.49%	11.70%	13.56%

(f)	Source: FactSet Research Systems Inc.

Benchmark Definition(s)

Standard & Poor’s 500 Stock Index – a market capitalization-weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance. “Standard & Poor’s®” and “S&P®” are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”) and Dow Jones is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”) and have been licensed for use by S&P Dow Jones Indices LLC and sublicensed for certain purposes by Massachusetts Financial Services Company. The S&P 500® is a product of S&P Dow Jones Indices LLC, and has been licensed for use by Massachusetts Financial Services Company. Massachusetts Financial Services Company’s product(s) is not sponsored, endorsed, sold, or promoted by S&P Dow Jones Indices LLC, Dow Jones, S&P, or their respective affiliates, and neither S&P Dow Jones Indices LLC, Dow Jones, S&P, nor their respective affiliates make any representation regarding the advisability of investing in such product(s).

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

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MFS Blended Research Core Equity Portfolio

Performance Summary – continued

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

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MFS Blended Research Core Equity Portfolio

EXPENSE TABLE

Fund Expenses Borne by the Contract Holders during the Period,

July 1, 2019 through December 31, 2019

As a contract holder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2019 through December 31, 2019.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight the fund’s ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/19	Ending Account Value 12/31/19	Expenses Paid During Period (p) 7/01/19-12/31/19
Initial Class	Actual	0.43%	$1,000.00	$1,115.83	$2.29
	Hypothetical (h)	0.43%	$1,000.00	$1,023.04	$2.19
Service Class	Actual	0.68%	$1,000.00	$1,114.38	$3.62
	Hypothetical (h)	0.68%	$1,000.00	$1,021.78	$3.47

(h)	5% class return per year before expenses.

(p)

“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

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MFS Blended Research Core Equity Portfolio

PORTFOLIO OF INVESTMENTS – 12/31/19

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)
COMMON STOCKS – 99.2%
Aerospace – 4.7%
Honeywell International, Inc.	38,781	$6,864,237
Huntington Ingalls Industries, Inc.	7,525	1,887,872
L3Harris Technologies, Inc.	31,806	6,293,453
Leidos Holdings, Inc.	67,130	6,571,356
Lockheed Martin Corp.	1,141	444,282

		$22,061,200

Airlines – 0.1%
Delta Air Lines, Inc.	9,182	$536,963

Alcoholic Beverages – 1.0%
Molson Coors Brewing Co.	87,350	$4,708,165

Apparel Manufacturers – 0.2%
NIKE, Inc., “B”	11,329	$1,147,741

Automotive – 1.9%
Copart, Inc. (a)	44,262	$4,025,186
Lear Corp.	35,934	4,930,145

		$8,955,331

Biotechnology – 1.4%
Biogen, Inc. (a)	19,456	$5,773,179
Incyte Corp. (a)	7,840	684,589

		$6,457,768

Business Services – 3.9%
Fidelity National Information Services, Inc.	48,138	$6,695,515
Fiserv, Inc. (a)	61,330	7,091,588
FleetCor Technologies, Inc. (a)	1,489	428,415
Global Payments, Inc.	22,520	4,111,251

		$18,326,769

Cable TV – 2.9%
Charter Communications, Inc., “A” (a)	7,826	$3,796,236
Comcast Corp., “A”	223,356	10,044,319

		$13,840,555

Chemicals – 0.9%
CF Industries Holdings, Inc.	9,466	$451,907
Eastman Chemical Co.	46,373	3,675,524

		$4,127,431

Computer Software – 6.9%
Adobe Systems, Inc. (a)	4,552	$1,501,295
Microsoft Corp.	185,184	29,203,517
Veeva Systems, Inc. (a)	14,052	1,976,554

		$32,681,366

Computer Software – Systems – 5.8%
Apple, Inc.	93,572	$27,477,418

Construction – 1.1%
Mid-America Apartment Communities, Inc.,
REIT	19,712	$2,599,225
Toll Brothers, Inc.	60,730	2,399,442

		$4,998,667

Issuer	Shares/Par	Value ($)
COMMON STOCKS – continued
Consumer Products – 1.2%
Kimberly-Clark Corp.	36,655	$5,041,895
Procter & Gamble Co.	2,990	373,451

		$5,415,346

Electrical Equipment – 0.3%
AMETEK, Inc.	13,308	$1,327,340

Electronics – 3.9%
Applied Materials, Inc.	123,419	$7,533,496
Intel Corp.	184,242	11,026,883

		$18,560,379

Energy – Independent – 3.4%
EOG Resources, Inc.	53,433	$4,475,548
Phillips 66	28,199	3,141,651
Pioneer Natural Resources Co.	4,098	620,314
Valero Energy Corp.	68,034	6,371,384
WPX Energy, Inc. (a)	117,169	1,609,902

		$16,218,799

Energy – Integrated – 0.2%
Exxon Mobil Corp.	14,009	$977,548

Food & Beverages – 2.1%
Ingredion, Inc.	23,463	$2,180,886
PepsiCo, Inc.	58,150	7,947,360

		$10,128,246

General Merchandise – 1.2%
Dollar General Corp.	37,538	$5,855,177

Insurance – 3.9%
Allstate Corp.	19,701	$2,215,377
Berkshire Hathaway, Inc., “B” (a)	13,759	3,116,413
Hartford Financial Services Group, Inc.	31,197	1,895,842
MetLife, Inc.	126,013	6,422,883
Prudential Financial, Inc.	51,393	4,817,580

		$18,468,095

Internet – 6.5%
Alphabet, Inc., “A” (a)	7,598	$10,176,685
Alphabet, Inc., “C” (a)	7,282	9,736,180
Facebook, Inc., “A” (a)	51,516	10,573,659

		$30,486,524

Leisure & Toys – 1.7%
Electronic Arts, Inc. (a)	17,367	$1,867,126
Take-Two Interactive Software, Inc. (a)	49,113	6,012,905

		$7,880,031

Machinery & Tools – 3.5%
AGCO Corp.	66,146	$5,109,779
Cummins, Inc.	15,522	2,777,817
Dover Corp.	4,086	470,952
Eaton Corp. PLC	75,307	7,133,079

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MFS Blended Research Core Equity Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
COMMON STOCKS – continued
Machinery & Tools – continued
Ingersoll-Rand Co. PLC, “A”	6,501	$864,113

		$16,355,740

Major Banks – 4.6%
Bank of America Corp.	300,872	$10,596,712
Comerica, Inc.	19,155	1,374,371
JPMorgan Chase & Co.	18,723	2,609,986
Morgan Stanley	106,598	5,449,290
Wells Fargo & Co.	31,497	1,694,539

		$21,724,898

Medical & Health Technology & Services – 2.8%
HCA Healthcare, Inc.	47,788	$7,063,544
McKesson Corp.	43,817	6,060,768

		$13,124,312

Medical Equipment – 2.6%
Boston Scientific Corp. (a)	63,747	$2,882,639
Medtronic PLC	82,028	9,306,077

		$12,188,716

Other Banks & Diversified Financials – 6.2%
Citigroup, Inc.	124,165	$9,919,542
Discover Financial Services	34,149	2,896,518
Mastercard, Inc., “A”	35,979	10,742,970
Synchrony Financial	135,744	4,888,141
Visa, Inc., “A”	3,699	695,042

		$29,142,213

Pharmaceuticals – 6.3%
Bristol-Myers Squibb Co.	7,286	$467,689
Eli Lilly & Co.	59,847	7,865,691
Johnson & Johnson	89,106	12,997,892
Pfizer, Inc.	214,693	8,411,672

		$29,742,944

Railroad & Shipping – 1.7%
Union Pacific Corp.	45,081	$8,150,194

Real Estate – 1.4%
Medical Properties Trust, Inc., REIT	44,970	$949,317
STORE Capital Corp., REIT	154,598	5,757,229

		$6,706,546

Restaurants – 1.9%
Chipotle Mexican Grill, Inc., “A” (a)	2,710	$2,268,568
Starbucks Corp.	77,327	6,798,590

		$9,067,158

Specialty Chemicals – 0.2%
DuPont de Nemours, Inc.	14,321	$919,408

Issuer	Shares/Par	Value ($)
COMMON STOCKS – continued
Specialty Stores – 4.3%
Amazon.com, Inc. (a)	4,630	$8,555,499
Best Buy Co., Inc.	20,475	1,797,705
Costco Wholesale Corp.	20,470	6,016,542
Target Corp.	32,145	4,121,311

		$20,491,057

Telecommunications – Wireless – 1.7%
American Tower Corp., REIT	34,810	$8,000,034

Telephone Services – 1.0%
AT&T, Inc.	11,098	$433,710
Verizon Communications, Inc.	71,908	4,415,151

		$4,848,861

Tobacco – 1.6%
Philip Morris International, Inc.	86,103	$7,326,504

Utilities – Electric Power – 4.2%
AES Corp.	253,835	$5,051,317
Exelon Corp.	150,800	6,874,972
NRG Energy, Inc.	118,156	4,696,701
Vistra Energy Corp.	143,200	3,292,168

		$19,915,158

Total Common Stocks (Identified Cost, $330,923,765)		$468,340,602

INVESTMENT COMPANIES (h) – 0.8%
Money Market Funds – 0.8%
MFS Institutional Money Market Portfolio, 1.7% (v) (Identified Cost, $3,668,557)	3,668,643	$3,668,643

OTHER ASSETS, LESS LIABILITIES – 0.0%		24,850

NET ASSETS – 100.0%		$472,034,095

(a)	Non-income producing security.

(h)	An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund’s investments in affiliated issuers and in unaffiliated issuers were $3,668,643 and $468,340,602, respectively.

(v)	Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

REIT	Real Estate Investment Trust

See Notes to Financial Statements

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MFS Blended Research Core Equity Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF ASSETS AND LIABILITIES

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

At 12/31/19

Assets
Investments in unaffiliated issuers, at value (identified cost, $330,923,765)	$468,340,602
Investments in affiliated issuers, at value (identified cost, $3,668,557)	3,668,643
Cash	3,466
Receivables for
Fund shares sold	44,744
Dividends	436,607
Other assets	2,497
Total assets	$472,496,559

Liabilities
Payables for
Fund shares reacquired	$374,599
Payable to affiliates
Investment adviser	10,084
Administrative services fee	382
Shareholder servicing costs	30
Distribution and/or service fees	2,553
Payable for independent Trustees’ compensation	73
Accrued expenses and other liabilities	74,743
Total liabilities	$462,464
Net assets	$472,034,095

Net assets consist of
Paid-in capital	$305,847,954
Total distributable earnings (loss)	166,186,141
Net assets	$472,034,095
Shares of beneficial interest outstanding	8,931,003

	Net assets	Shares outstanding	Net asset value per share
Initial Class	$285,654,349	5,383,662	$53.06
Service Class	186,379,746	3,547,341	52.54

See Notes to Financial Statements

10

MFS Blended Research Core Equity Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF OPERATIONS

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Year ended 12/31/19

Net investment income (loss)
Income
Dividends	$8,997,162
Dividends from affiliated issuers	57,270
Other	20,060
Income on securities loaned	16,360
Total investment income	$9,090,852
Expenses
Management fee	$1,800,895
Distribution and/or service fees	436,485
Shareholder servicing costs	8,243
Administrative services fee	71,228
Independent Trustees’ compensation	10,593
Custodian fee	21,852
Shareholder communications	19,793
Audit and tax fees	54,675
Legal fees	3,854
Miscellaneous	27,266
Total expenses	$2,454,884
Reduction of expenses by investment adviser	(43,936)
Net expenses	$2,410,948
Net investment income (loss)	$6,679,904

Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers	$22,829,639
Affiliated issuers	324
Net realized gain (loss)	$22,829,963
Change in unrealized appreciation or depreciation
Unaffiliated issuers	$84,416,987
Affiliated issuers	86
Net unrealized gain (loss)	$84,417,073
Net realized and unrealized gain (loss)	$107,247,036
Change in net assets from operations	$113,926,940

See Notes to Financial Statements

11

MFS Blended Research Core Equity Portfolio

FINANCIAL STATEMENTS  |  STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Year ended
	12/31/19	12/31/18
Change in net assets

From operations
Net investment income (loss)	$6,679,904	$6,265,566
Net realized gain (loss)	22,829,963	33,514,844
Net unrealized gain (loss)	84,417,073	(73,329,128)
Change in net assets from operations	$113,926,940	$(33,548,718)
Total distributions to shareholders	$(40,137,054)	$(47,187,077)
Change in net assets from fund share transactions	$(15,716,598)	$(7,790,686)
Total change in net assets	$58,073,288	$(88,526,481)

Net assets
At beginning of period	413,960,807	502,487,288
At end of period	$472,034,095	$413,960,807

See Notes to Financial Statements

12

MFS Blended Research Core Equity Portfolio

FINANCIAL STATEMENTS  |  FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Initial Class	Year ended

	12/31/19	12/31/18	12/31/17	12/31/16		12/31/15

Net asset value, beginning of period	$45.29	$54.23	$46.62	$48.56		$53.50

Income (loss) from investment operations
Net investment income (loss) (d)	$0.80	$0.74	$0.68	$0.74	(c)	$0.76
Net realized and unrealized gain (loss)	11.74	(4.12)	8.80	3.24		(0.62)
Total from investment operations	$12.54	$(3.38)	$9.48	$3.98		$0.14

Less distributions declared to shareholders
From net investment income	$(0.79)	$(0.77)	$(0.78)	$(0.72)		$(0.87)
From net realized gain	(3.98)	(4.79)	(1.09)	(5.20)		(4.21)
Total distributions declared to shareholders	$(4.77)	$(5.56)	$(1.87)	$(5.92)		$(5.08)
Net asset value, end of period (x)	$53.06	$45.29	$54.23	$46.62		$48.56
Total return (%) (k)(r)(s)(x)	29.17	(7.74)	20.76	8.45	(c)	1.13

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.45	0.45	0.46	0.49	(c)	0.60
Expenses after expense reductions (f)	0.44	0.44	0.45	0.44	(c)	0.45
Net investment income (loss)	1.58	1.39	1.35	1.56	(c)	1.45
Portfolio turnover	46	54	51	49		51
Net assets at end of period (000 omitted)	$285,654	$256,439	$320,384	$306,368		$319,721

Service Class	Year ended

	12/31/19	12/31/18	12/31/17	12/31/16		12/31/15

Net asset value, beginning of period	$44.87	$53.79	$46.26	$48.26		$53.18

Income (loss) from investment operations
Net investment income (loss) (d)	$0.67	$0.61	$0.55	$0.61	(c)	$0.62
Net realized and unrealized gain (loss)	11.64	(4.11)	8.73	3.22		(0.61)
Total from investment operations	$12.31	$(3.50)	$9.28	$3.83		$0.01

Less distributions declared to shareholders
From net investment income	$(0.66)	$(0.63)	$(0.66)	$(0.63)		$(0.72)
From net realized gain	(3.98)	(4.79)	(1.09)	(5.20)		(4.21)
Total distributions declared to shareholders	$(4.64)	$(5.42)	$(1.75)	$(5.83)		$(4.93)
Net asset value, end of period (x)	$52.54	$44.87	$53.79	$46.26		$48.26
Total return (%) (k)(r)(s)(x)	28.87	(7.99)	20.47	8.17	(c)	0.87

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.70	0.70	0.71	0.74	(c)	0.85
Expenses after expense reductions (f)	0.69	0.69	0.70	0.69	(c)	0.70
Net investment income (loss)	1.33	1.14	1.10	1.30	(c)	1.20
Portfolio turnover	46	54	51	49		51
Net assets at end of period (000 omitted)	$186,380	$157,522	$182,103	$169,622		$143,427

See Notes to Financial Statements

13

MFS Blended Research Core Equity Portfolio

Financial Highlights – continued

(c)	Amount reflects a one-time reimbursement of expenses by the custodian (or former custodian) without which net investment income and performance would be lower and expenses would be higher.

(d)	Per share data is based on average shares outstanding.

(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.

(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.

(r)	Certain expenses have been reduced without which performance would have been lower.

(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

(x)

The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

14

MFS Blended Research Core Equity Portfolio

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Blended Research Core Equity Portfolio (the fund) is a diversified series of MFS Variable Insurance Trust II (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halt of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an

15

MFS Blended Research Core Equity Portfolio

Notes to Financial Statements – continued

investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of December 31, 2019 in valuing the fund’s assets or liabilities:

Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities	$468,340,602	$—	$—	$468,340,602
Mutual Funds	3,668,643	—	—	3,668,643
Total	$472,009,245	$—	$—	$472,009,245

For further information regarding security characteristics, see the Portfolio of Investments.

Security Loans – Under its Securities Lending Agency Agreement with the fund, State Street Bank and Trust Company, as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. Security loans can be terminated at the discretion of either the lending agent or the fund and the related securities must be returned within the earlier of the standard trade settlement period for such securities or within three business days. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. On loans collateralized by cash, the cash collateral is invested in a money market fund. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. The lending agent provides the fund with indemnification against Borrower default. In the event of Borrower default, the lending agent will, for the benefit of the fund, either purchase securities identical to those loaned or, when such purchase is commercially impracticable, pay the fund the market value of the loaned securities. In return, the lending agent assumes the fund’s rights to the related collateral. If the collateral value is less than the cost to purchase identical securities, the lending agent is responsible for the shortfall, but only to the extent that such shortfall is not due to a decline in collateral value resulting from collateral reinvestment for which the fund bears the risk of loss. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is separately reported in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income. At December 31, 2019, there were no securities on loan or collateral outstanding.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend payments received in additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These

16

MFS Blended Research Core Equity Portfolio

Notes to Financial Statements – continued

adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future.

Book/tax differences primarily relate to wash sale loss deferrals.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	Year ended 12/31/19	Year ended 12/31/18
Ordinary income (including any short-term capital gains)	$6,265,015	$6,509,038
Long-term capital gains	33,872,039	40,678,039
Total distributions	$40,137,054	$47,187,077

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 12/31/19

Cost of investments	$335,062,573
Gross appreciation	140,556,158
Gross depreciation	(3,609,486)
Net unrealized appreciation (depreciation)	$136,946,672

Undistributed ordinary income	6,679,820
Undistributed long-term capital gain	22,559,649

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	Year ended 12/31/19	Year ended 12/31/18
Initial Class	$24,630,652	$29,770,885
Service Class	15,506,402	17,416,192
Total	$40,137,054	$47,187,077

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates based on the fund’s average daily net assets:

Up to $1 billion	0.40%
In excess of $1 billion and up to $2.5 billion	0.375%
In excess of $2.5 billion	0.35%

MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the year ended December 31, 2019, this management fee reduction amounted to $43,936, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended December 31, 2019 was equivalent to an annual effective rate of 0.39% of the fund’s average daily net assets.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2019, the fee was $7,641, which equated to

17

MFS Blended Research Core Equity Portfolio

Notes to Financial Statements – continued

0.0017% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2019, these costs amounted to $602.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended December 31, 2019 was equivalent to an annual effective rate of 0.0158% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration from MFS for their services to the fund. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other funds managed by MFS (the funds) had entered into a service agreement (the ISO Agreement) which provided for payment of fees solely by the funds to Tarantino LLC in return for the provision of services of an Independent Senior Officer (ISO) for the funds. Frank L. Tarantino served as the ISO and was an officer of the funds and the sole member of Tarantino LLC. Effective June 30, 2019, Mr. Tarantino retired from his position as ISO for the funds, and the ISO Agreement was terminated. For the year ended December 31, 2019, the fee paid by the fund under this agreement was $521 and is included in “Miscellaneous” expense in the Statement of Operations. MFS had agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ISO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS.

The adviser has voluntarily undertaken to reimburse the fund from its own resources on a quarterly basis for the cost of investment research embedded in the cost of the fund’s securities trades. This agreement may be rescinded at any time. For the year ended December 31, 2019, this reimbursement amounted to $19,977, which is included in “Other” income in the Statement of Operations.

(4)	Portfolio Securities

For the year ended December 31, 2019, purchases and sales of investments, other than short-term obligations, aggregated $206,710,096 and $255,795,962, respectively.

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 12/31/19		Year ended 12/31/18

	Shares	Amount	Shares	Amount
Shares sold
Initial Class	90,873	$4,602,196	98,132	$5,079,123
Service Class	174,912	8,792,619	253,350	13,012,309
	265,785	$13,394,815	351,482	$18,091,432

Shares issued to shareholders in reinvestment of distributions
Initial Class	520,949	$24,244,989	552,893	$29,330,972
Service Class	336,146	15,506,402	331,043	17,416,192
	857,095	$39,751,391	883,936	$46,747,164

Shares reacquired
Initial Class	(890,900)	$(45,210,245)	(896,433)	$(48,014,750)
Service Class	(474,065)	(23,652,559)	(459,784)	(24,614,532)
	(1,364,965)	$(68,862,804)	(1,356,217)	$(72,629,282)

Net change
Initial Class	(279,078)	$(16,363,060)	(245,408)	$(13,604,655)
Service Class	36,993	646,462	124,609	5,813,969
	(242,085)	$(15,716,598)	(120,799)	$(7,790,686)

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndicate of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the highest of one month LIBOR, the

18

MFS Blended Research Core Equity Portfolio

Notes to Financial Statements – continued

Federal Funds Effective Rate and the Overnight Bank Funding Rate, plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at rates equal to customary reference rates plus an agreed upon spread. For the year ended December 31, 2019, the fund’s commitment fee and interest expense were $2,442 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

(7)	Investments in Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the following were affiliated issuers:

Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
MFS Institutional Money Market Portfolio	$3,121,333	$51,957,919	$51,411,019	$324	$86	$3,668,643

Affiliated Issuers					Dividend Income	Capital Gain Distributions
MFS Institutional Money Market Portfolio					$57,270	$—

19

MFS Blended Research Core Equity Portfolio

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Variable Insurance Trust II and the Shareholders of

MFS Blended Research Core Equity Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of MFS Blended Research Core Equity Portfolio (the “Fund”), including the portfolio of investments, as of December 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2019, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 14, 2020

We have served as the auditor of one or more of the MFS investment companies since 1924.

20

MFS Blended Research Core Equity Portfolio

TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of February 1, 2020, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 56)	Trustee	February 2004	133	Massachusetts Financial Services Company, Executive Chairman (since January 2017); Director; Chairman of the Board; Chief Executive Officer (until 2015); Co-Chief Executive Officer (2015-2016)	N/A

Robin A. Stelmach (k) (age 58)	Trustee	January 2014	133	Massachusetts Financial Services Company, Vice Chair (since January 2017); Chief Operating Officer and Executive Vice President (until January 2017)	N/A

INDEPENDENT TRUSTEES
John P. Kavanaugh (age 65)	Trustee and Chair of Trustees	January 2009	133	Private investor	N/A

Steven E. Buller (age 68)	Trustee	February 2014	133	Financial Accounting Standards Advisory Council, Chairman (2014-2015); Public Company Accounting Oversight Board, Standing Advisory Group, Member (until 2014); BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A

John A. Caroselli (age 65)	Trustee	March 2017	133	JC Global Advisors, LLC (management consulting), President (since 2015); First Capital Corporation (commercial finance), Executive Vice President (until 2015)	N/A

Maureen R. Goldfarb (age 64)	Trustee	January 2009	133	Private investor	N/A

Peter D. Jones (age 64)	Trustee	January 2019	133	Franklin Templeton Distributors, Inc. (investment management), President (until 2015); Franklin Templeton Institutional, LLC (investment management), Chairman (until 2015)	N/A

James W. Kilman, Jr. (age 58)	Trustee	January 2019	133	Burford Capital Limited (finance and investment management), Chief Financial Officer (since 2019); KielStrand Capital LLC (family office), Chief Executive Officer (since 2016); Morgan Stanley & Co. (financial services), Vice Chairman of Investment Banking, Co-Head of Diversified Financials Coverage – Financial Institutions Investment Banking Group (until 2016)	Alpha-En Corporation, Director (2016-2019)

21

MFS Blended Research Core Equity Portfolio

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
Clarence Otis, Jr. (age 63)	Trustee	March 2017	133	Darden Restaurants, Inc., Chief Executive Officer (until 2014)	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director; Federal Reserve Bank of Atlanta, Director (until 2015)

Maryanne L. Roepke (age 63)	Trustee	May 2014	133	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A

Laurie J. Thomsen (age 62)	Trustee	March 2005	133	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director (since 2015)

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 46)	Assistant Secretary and Assistant Clerk	July 2005	133	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

Kino Clark (k) (age 51)	Assistant Treasurer	January 2012	133	Massachusetts Financial Services Company, Vice President

John W. Clark, Jr. (k) (age 52)	Assistant Treasurer	April 2017	133	Massachusetts Financial Services Company, Vice President (since March 2017); Deutsche Bank (financial services), Department Head – Treasurer’s Office (until February 2017)

Thomas H. Connors (k) (age 60)	Assistant Secretary and Assistant Clerk	September 2012	133	Massachusetts Financial Services Company, Vice President and Senior Counsel

David L. DiLorenzo (k) (age 51)	President	July 2005	133	Massachusetts Financial Services Company, Senior Vice President

Heidi W. Hardin (k) (age 52)	Secretary and Clerk	April 2017	133	Massachusetts Financial Services Company, Executive Vice President and General Counsel (since March 2017); Harris Associates (investment management), General Counsel (from September 2015 to January 2017); Janus Capital Management LLC (investment management), Senior Vice President and General Counsel (until September 2015)

Brian E. Langenfeld (k) (age 46)	Assistant Secretary and Assistant Clerk	June 2006	133	Massachusetts Financial Services Company, Vice President and Senior Counsel

Amanda S. Mooradian (k) (age 40)	Assistant Secretary and Assistant Clerk	September 2018	133	Massachusetts Financial Services Company, Assistant Vice President and Counsel

Susan A. Pereira (k) (age 49)	Assistant Secretary and Assistant Clerk	July 2005	133	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

Kasey L. Phillips (k) (age 49)	Assistant Treasurer	September 2012	133	Massachusetts Financial Services Company, Vice President

Matthew A. Stowe (k) (age 45)	Assistant Secretary and Assistant Clerk	October 2014	133	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

22

MFS Blended Research Core Equity Portfolio

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
Martin J. Wolin (k) (age 52)	Chief Compliance Officer	July 2015	133	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer (since July 2015); Mercer (financial service provider), Chief Risk and Compliance Officer, North America and Latin America (until June 2015)

James O. Yost (k) (age 59)	Treasurer	September 1990	133	Massachusetts Financial Services Company, Senior Vice President

(h)

Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(k)

“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee (other than Messrs. Jones and Kilman) has been elected by shareholders and each Trustee and Officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Messrs. Jones and Kilman became Trustees of the Funds on January 1, 2019. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board’s retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).

Messrs. Buller, Kilman and Otis and Ms. Roepke are members of the Trust’s Audit Committee.

Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.

The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	Custodian State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900

Distributor MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116

Portfolio Manager(s) Jim Fallon Matt Krummell Jonathan Sage Jed Stocks

23

MFS Blended Research Core Equity Portfolio

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

MFS Blended Research Core Equity Portfolio

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2019 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Senior Officer, a senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2018 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Broadridge performance universe”), (ii) information provided by Broadridge on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Broadridge as well as all other funds in the same investment classification/category (the “Broadridge expense group and universe”), (iii) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the Broadridge performance universe over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Broadridge performance universe over the five-year period ended December 31, 2018, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Initial Class shares was in the 4th quintile relative to the other funds in the universe for this five-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Initial Class shares was in the 4th quintile for the one-year period and the 5th quintile for the three-year period ended December 31, 2018 relative to the Broadridge performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

The Trustees expressed continued concern to MFS about the substandard investment performance of the Fund and the Fund’s retail counterpart, MFS Blended Research Core Equity Fund, which has substantially similar investment strategies and experienced substantially similar investment performance as the Fund. In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year as to MFS’ efforts to improve the performance of the

24

MFS Blended Research Core Equity Portfolio

Board Review of Investment Advisory Agreement – continued

Fund and the Fund’s retail counterpart. In addition, the Trustees requested that they receive a separate update on the Fund’s retail counterpart at each of their regular meetings. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that MFS’ responses and efforts and plans to improve investment performance were sufficient to support approval of the continuance of the investment advisory agreement for an additional one-year period, but that they would continue to closely monitor the performance of the Fund’s retail counterpart.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets and the advisory fee and total expense ratios of the Broadridge expense group based on information provided by Broadridge. The Trustees considered that, according to the data provided by Broadridge (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each lower than the Broadridge expense group median.

The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund, if any. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.

The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to contractual breakpoints that reduce the Fund’s advisory fee rate on the Fund’s average daily net assets over $1 billion and $2.5 billion. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the breakpoints and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the MFS Funds. The Trustees also considered that, effective January 3, 2018, MFS had discontinued its historic practice of obtaining investment research from portfolio brokerage commissions paid by certain MFS Funds and would thereafter directly pay for or voluntarily reimburse a Fund, if applicable, for the costs of external research acquired through the use of the Fund’s portfolio brokerage commissions.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2019.

25

MFS Blended Research Core Equity Portfolio

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at http://www.sec.gov. A shareholder can obtain the portfolio holdings report for the first and third quarters of the fund’s fiscal year at mfs.com/vit2 by choosing the fund’s name and then selecting the “Resources” tab and clicking on “Prospectus and Reports”.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available at https://www.mfs.com/en-us/what-we-do/announcements.html or at mfs.com/vit2 by choosing the fund’s name.

INFORMATION ABOUT FUND CONTRACTS AND LEGAL CLAIMS

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

FEDERAL TAX INFORMATION (unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates $37,260,000 as capital gain dividends paid during the fiscal year.

For corporate shareholders, 100% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

26

rev. 3/16

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•  Social Security number and account balances

•  Account transactions and transaction history

•  Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

27

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

•  open an account or provide account information

•  direct us to buy securities or direct us to sell your securities

•  make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•  sharing for affiliates’ everyday business purposes – information about your creditworthiness

•  affiliates from using your information to market to you

•  sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

•  MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

28

Annual Report

December 31, 2019

MFS® Corporate Bond Portfolio

MFS® Variable Insurance Trust II

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, the insurance company that offers your contract may determine that it will no longer send you paper copies of the fund’s annual and semiannual shareholder reports unless you specifically request paper copies from the insurance company or from your financial intermediary. Instead, the shareholder reports will be made available on a Web site (insurancefunds.mfs.com or other Web site of which you will be notified), and the insurance company will notify you by mail each time a report is posted and provide you with a Web site link to access the report. Instructions for requesting paper copies will be provided by your insurance company or financial intermediary.

If you already elected to receive shareholder reports by email, you will not be affected by this change and you need not take any action. If your insurance company or financial intermediary offers electronic delivery, you may elect to receive shareholder reports and other communications from the insurance company or financial intermediary by email by following the instructions provided by the insurance company or financial intermediary.

Beginning on January 1, 2019, you may elect to receive all future reports in paper free of charge from the insurance company or financial intermediary. You can inform the insurance company or financial intermediary that you wish to continue receiving paper copies of your shareholder reports by contacting your insurance company or financial intermediary. Your election to receive reports in paper will apply to all funds held in your account with your insurance company or financial intermediary.

BDS-ANN

MFS® Corporate Bond Portfolio

The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK OR CREDIT UNION GUARANTEE • NOT A DEPOSIT • NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS Corporate Bond Portfolio

LETTER FROM THE EXECUTIVE CHAIR

Dear Contract Owners:

Slowing global growth, low inflation, and trade friction between the United States and China have been hallmarks of the past 12 months. After experiencing an uptick in market volatility in late 2018, markets steadied for most of 2019, thanks in large measure to the adoption of a dovish policy stance on the part of global central banks, focused on supporting economic growth. Negotiations aimed at a “phase one” trade deal between the U.S. and China bore fruit at the end of the period, boosting investor sentiment, while signs of stability emerging from the global manufacturing sector also lifted spirits. Uncertainty over Brexit, along with the ripple effects from the trade conflict, hampered business confidence and investment in the United Kingdom and Europe for much of the period, though investors expect greater clarity regarding Brexit as a result of December’s general election. The pro-Brexit Conservative Party won the election by a comfortable margin and set the stage for the U.K.’s departure from the EU at the end of January.

Markets expect the longest economic expansion in U.S. history will continue, albeit at a slower pace, as trade tensions recede. In an effort to prolong the expansion, the U.S. Federal Reserve lowered interest rates three times between July and October and the European Central Bank loosened policy in September. While the global monetary policy backdrop remains quite accommodative, signs of easing trade tensions and fading global recession fears led to improved market sentiment in late 2019 as investors grew less risk averse. In early 2020, an outbreak of coronavirus emanating from China reintroduced global growth fears, causing an uptick in volatility.

Here at MFS®, we aim to help our clients navigate the growing complexity of the markets and world economies. Our long-term investment philosophy and commitment to the responsible allocation of capital allow us to tune out the noise and uncover what we believe are the best, most durable investment opportunities in the market. Through our powerful global investment platform, we combine collective expertise, thoughtful risk management and long-term discipline to create sustainable value for investors.

Respectfully,

Robert J. Manning

Executive Chair

MFS Investment Management

February 14, 2020

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

1

MFS Corporate Bond Portfolio

PORTFOLIO COMPOSITION

Portfolio structure (i)

Fixed income sectors (i)
Investment Grade Corporates	82.3%
High Yield Corporates	8.6%
U.S. Treasury Securities	7.3%
Municipal Bonds	0.9%
Emerging Markets Bonds	0.8%
Commercial Mortgage-Backed Securities	0.1%
Asset-Backed Securities	0.1%
Mortgage-Backed Securities (o)	0.0%

Composition including fixed income credit quality (a)(i)
AA	2.5%
A	21.5%
BBB	59.3%
BB	8.8%
B	0.6%
C (o)	0.0%
D	0.1%
U.S. Government	5.4%
Federal Agencies (o)	0.0%
Not Rated	1.9%
Cash & Cash Equivalents	1.8%
Other	(1.9)%

Portfolio facts (i)
Average Duration (d)	7.6
Average Effective Maturity (m)	10.7 yrs.

(a)	For all securities other than those specifically described below, ratings are assigned to underlying securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). Securities rated BBB or higher are considered investment grade. All ratings are subject to change. U.S. Government includes securities issued by the U.S. Department of the Treasury. Federal Agencies includes rated and unrated U.S. Agency fixed-income securities, U.S. Agency mortgage-backed securities, and collateralized mortgage obligations of U.S. Agency mortgage-backed securities. Not Rated includes fixed income securities and fixed income derivatives, which have not been rated by any rating agency. The fund may or may not have held all of these instruments on this date. The fund is not rated by these agencies.
(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value due to the interest rate move.
(i)	For purposes of this presentation, the components include the value of securities, and reflect the impact of the equivalent exposure of derivative positions, if any. These amounts may be negative from time to time. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than value. The bond component will include any accrued interest amounts.
(m)	In determining each instrument’s effective maturity for purposes of calculating the fund’s dollar-weighted average effective maturity, MFS uses the instrument’s stated maturity or, if applicable, an earlier date on which MFS believes it is probable that a maturity-shortening device (such as a put, pre-refunding or prepayment) will cause the instrument to be repaid. Such an earlier date can be substantially shorter than the instrument’s stated maturity.
(o)	Less than 0.1%.

Where the fund holds convertible bonds, they are treated as part of the equity portion of the portfolio.

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

Other includes equivalent exposure from currency derivatives and/or any offsets to derivative positions and may be negative.

Percentages are based on net assets as of December 31, 2019.

The portfolio is actively managed and current holdings may be different.

2

MFS Corporate Bond Portfolio

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended December 31, 2019, Initial Class shares of the MFS Corporate Bond Portfolio (fund) provided a total return of 14.65%, while Service Class shares of the fund provided a total return of 14.46%. These compare with a return of 13.80% over the same period for the fund’s benchmark, the Bloomberg Barclays U.S. Credit Bond Index.

Market Environment

Fading fears of a near-term global recession, the announcement of a partial trade deal between the United States and China and the decline in uncertainty over Brexit helped bolster market sentiment late in the period. Changes in market sentiment, largely driven by uncertainty over the outcome of trade negotiations between the US and China, had contributed to periodic bouts of volatility during the reporting period. The global economy decelerated, led by weakness in China and Europe, although the pace of the slowdown moderated late in the period amid nascent signs of stabilization in the manufacturing sector.

The deteriorating global growth backdrop, along with declining inflationary pressures, prompted the US Federal Reserve to adopt a more dovish posture beginning in early 2019, resulting in the first interest rate cut in over a decade at the end of July, followed by additional cuts in September and October. The Fed’s actions led to a sharp decline in long-term interest rates during the period’s second half, causing the inversion of portions of the US Treasury yield curve for a time. Amid an improvement in risk sentiment in Q4 2019 and indications of a bottoming in growth and a potential upturn in activity, the Fed indicated in October that further rate cuts were unlikely unless the outlook for the economy materially worsened.

Globally, central banks have tilted more dovish as well, with the European Central Bank unveiling a package of easing measures, which included putting overnight rates deeper into negative territory, restarting its bond-buying program and lengthening the term of cheap loans to banks to three years from two. The central banks of India and Australia are among those that have cut rates several times in recent months, although China has been more cautious in increasing liquidity as it keeps trying to deleverage its economy, cutting rates only marginally.

Emerging markets experienced considerable volatility through the end of 2018, as tighter global financial conditions exposed structural weakness in some countries. Those conditions improved in 2019 as the Fed became more dovish. Notwithstanding the periodic headwinds on market sentiment from significant trade friction between the US and China over much of the year, emerging market hard currency debt and local rates benefited from relatively cheap valuations at the beginning of the period and easier global monetary conditions. These factors, plus the fading of certain global risk factors mentioned above, hastened spread tightening in the latter part of the period. At the same time, idiosyncratic risks spiked in some countries (e.g., Argentina and Lebanon), contributing to increased dispersion in performance among sovereign assets.

Contributors to Performance

During the reporting period, the fund’s out-of-benchmark exposure to “BB” rated (r) bonds, and greater exposure to “BBB” rated securities, contributed to performance relative to the Bloomberg Barclays U.S. Credit Bond Index. Additionally, the fund’s lesser exposure to “AA”, “AAA” and “A” rated securities benefited relative returns. Favorable security selection within the consumer cyclicals, electric, institutional banking and technology sectors, notably within “BBB” rated securities, also bolstered relative results.

Detractors from Performance

The fund’s overweight allocation to the electric sector, notably within “BBB” rated securities, held back relative performance over the reporting period. Yield curve (y) positioning, particularly the fund’s lesser exposure to shifts at the long end (centered around maturities of 10 or more years) of the yield curve, was another area of relative weakness.

Respectfully,

Portfolio Manager(s)

Alexander Mackey, Henry Peabody, and Robert Persons

Note to Shareholders: Effective December 31, 2019, Henry Peabody was added as a Portfolio Manager of the Fund.

(r)

Bonds rated “BBB”, “Baa”, or higher are considered investment grade; bonds rated “BB”, “Ba”, or below are considered non-investment grade. The source for bond quality ratings is Moody’s Investors Service, Standard & Poor’s and Fitch, Inc. and are applied using the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). For securities which are not rated by any of the three agencies, the security is considered Not Rated.

(y)	A yield curve graphically depicts the yields of different maturity bonds of the same credit quality and type; a normal yield curve is upward sloping, with short-term rates lower than long-term rates.

3

MFS Corporate Bond Portfolio

Management Review – continued

The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

4

MFS Corporate Bond Portfolio

PERFORMANCE SUMMARY THROUGH 12/31/19

The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.

Growth of a Hypothetical $10,000 Investment

Total Returns through 12/31/19

Average annual total returns

Share Class	Class Inception Date	1-yr	5-yr	10-yr
Initial Class	5/06/98	14.65%	4.62%	5.69%
Service Class	8/24/01	14.46%	4.35%	5.43%

Comparative benchmark(s)
Bloomberg Barclays U.S. Credit Bond Index (f)		13.80%	4.39%	5.32%

(f)	Source: FactSet Research Systems Inc.

Benchmark Definition(s)

Bloomberg Barclays U.S. Credit Bond Index – a market capitalization-weighted index that measures the performance of publicly issued, SEC-registered, U.S. corporate and specified foreign debentures and secured notes that meet specified maturity, liquidity, and quality requirements. BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). BARCLAYS® is a trademark and service mark of Barclays Bank Plc (collectively with its affiliates, “Barclays”), used under license. Bloomberg or Bloomberg’s licensors, including Barclays, own all proprietary rights in the Bloomberg Barclays Indices. Neither Bloomberg nor Barclays approves or endorses this material, or guarantees the accuracy or completeness of any information herein, or makes any warranty, express or implied, as to the results to be obtained therefrom, and, to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

5

MFS Corporate Bond Portfolio

Performance Summary – continued

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

6

MFS Corporate Bond Portfolio

EXPENSE TABLE

Fund Expenses Borne by the Contract Holders during the Period,

July 1, 2019 through December 31, 2019

As a contract holder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2019 through December 31, 2019.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight the fund’s ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/19	Ending Account Value 12/31/19	Expenses Paid During Period (p) 7/01/19-12/31/19
Initial Class	Actual	0.63%	$1,000.00	$1,041.48	$3.24
	Hypothetical (h)	0.63%	$1,000.00	$1,022.03	$3.21
Service Class	Actual	0.88%	$1,000.00	$1,040.17	$4.53
	Hypothetical (h)	0.88%	$1,000.00	$1,020.77	$4.48

(h)	5% class return per year before expenses.

(p)

“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

7

MFS Corporate Bond Portfolio

PORTFOLIO OF INVESTMENTS – 12/31/19

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)
BONDS – 97.2%
Aerospace – 3.6%
Huntington Ingalls Industries, Inc., 3.483%, 12/01/2027	$630,000	$654,822
L3Harris Technologies, Inc., 3.85%, 6/15/2023 (n)	1,083,000	1,140,044
L3Harris Technologies, Inc., 2.9%, 12/15/2029	632,000	641,069
Lockheed Martin Corp., 3.55%, 1/15/2026	964,000	1,033,270
Northrop Grumman Corp., 2.55%, 10/15/2022	1,737,000	1,762,407
Northrop Grumman Corp., 2.93%, 1/15/2025	1,488,000	1,532,982
TransDigm, Inc., 6.25%, 3/15/2026 (n)	1,109,000	1,200,615

		$7,965,209

Apparel Manufacturers – 0.4%
Tapestry, Inc., 4.125%, 7/15/2027	$836,000	$853,595

Asset-Backed & Securitized – 0.1%
Bayview Financial Revolving Mortgage Loan Trust, FLR, 3.404% (LIBOR - 1mo. + 1.6%), 12/28/2040 (n)	$115,551	$115,988
Greenwich Capital Commercial Funding Corp., 5.619%, 7/10/2038	54,172	54,473
JPMorgan Chase Commercial Mortgage Securities Corp., 5.784%, 7/15/2042 (n)(q)	200,367	136,163
Lehman Brothers Commercial Conduit Mortgage Trust, 0.947%, 2/18/2030 (i)	22,504	0

		$306,624

Automotive – 2.4%
Allison Transmission, Inc., 5.875%, 6/01/2029 (n)	$717,000	$785,115
General Motors Co., 6.25%, 10/02/2043	1,257,000	1,408,848
General Motors Financial Co., Inc., 4.35%, 1/17/2027	472,000	495,685
Lear Corp., 3.8%, 9/15/2027	1,276,000	1,287,410
ZF North America Capital, Inc., 4.75%, 4/29/2025 (n)	1,153,000	1,211,998

		$5,189,056

Broadcasting – 0.8%
Discovery, Inc., 4.125%, 5/15/2029	$373,000	$402,606
Fox Corp., 4.03%, 1/25/2024 (n)	283,000	301,524
Fox Corp., 5.476%, 1/25/2039 (n)	708,000	864,295
ViacomCBS, Inc., 4.375%, 3/15/2043	238,000	251,700

		$1,820,125

Brokerage & Asset Managers – 1.9%
Charles Schwab Corp., 3.85%, 5/21/2025	$1,140,000	$1,234,172
E*TRADE Financial Corp., 2.95%, 8/24/2022	625,000	636,414
Intercontinental Exchange, Inc., 3.75%, 12/01/2025	1,070,000	1,151,639
TD Ameritrade Holding Corp., 3.3%, 4/01/2027	453,000	474,006

Issuer	Shares/Par	Value ($)
BONDS – continued
Brokerage & Asset Managers – continued
TD Ameritrade Holding Corp., 2.75%, 10/01/2029	$630,000	$629,457

		$4,125,688

Building – 2.0%
CRH America Finance, Inc., 4.5%, 4/04/2048 (n)	$896,000	$975,341
Martin Marietta Materials, Inc., 4.25%, 7/02/2024	850,000	909,335
Martin Marietta Materials, Inc., 3.45%, 6/01/2027	504,000	515,340
Martin Marietta Materials, Inc., 3.5%, 12/15/2027	747,000	774,741
Masco Corp., 4.45%, 4/01/2025	560,000	609,493
Masco Corp., 4.375%, 4/01/2026	476,000	513,931

		$4,298,181

Business Services – 1.8%
Equinix, Inc., 2.625%, 11/18/2024	$838,000	$839,559
Fidelity National Information Services, Inc., 3.5%, 4/15/2023	220,000	228,912
Fidelity National Information Services, Inc., 3%, 8/15/2026	1,167,000	1,206,367
Fiserv, Inc., 4.4%, 7/01/2049	711,000	804,591
MSCI, Inc., 4%, 11/15/2029 (n)	791,000	801,876

		$3,881,305

Cable TV – 2.8%
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., 6.384%, 10/23/2035	$505,000	$636,055
Cox Communications, Inc., 3.5%, 8/15/2027 (n)	803,000	838,818
Cox Communications, Inc., 4.6%, 8/15/2047 (n)	332,000	367,571
Sirius XM Radio, Inc., 5.375%, 7/15/2026 (n)	353,000	374,952
Sirius XM Radio, Inc., 5%, 8/01/2027 (n)	594,000	626,670
Time Warner Cable, Inc., 5%, 2/01/2020	354,000	354,663
Time Warner Cable, Inc., 4.5%, 9/15/2042	955,000	973,794
Time Warner Entertainment Co. LP, 8.375%, 7/15/2033	266,000	372,493
Videotron Ltd., 5%, 7/15/2022	1,555,000	1,640,525

		$6,185,541

Chemicals – 0.3%
Sherwin-Williams Co., 4.5%, 6/01/2047	$500,000	$566,381

Computer Software – 1.1%
Dell International LLC/EMC Corp., 4.9%, 10/01/2026 (n)	$1,456,000	$1,601,659
VeriSign, Inc., 4.625%, 5/01/2023	763,000	775,208

		$2,376,867

8

MFS Corporate Bond Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
BONDS – continued
Computer Software – Systems – 0.4%
Apple, Inc., 4.375%, 5/13/2045	$383,000	$462,779
Apple, Inc., 4.25%, 2/09/2047	319,000	380,751

		$843,530

Conglomerates – 1.3%
Roper Technologies, Inc., 4.2%, 9/15/2028	$681,000	$745,424
Roper Technologies, Inc. , 2.95%, 9/15/2029	450,000	453,919
United Technologies Corp., 4.125%, 11/16/2028	517,000	581,915
Wabtec Corp., 4.95%, 9/15/2028	890,000	978,506

		$2,759,764

Consumer Products – 0.9%
Reckitt Benckiser Treasury Services PLC, 3%, 6/26/2027 (n)	$1,876,000	$1,920,406

Consumer Services – 3.9%
Booking Holdings, Inc., 3.65%, 3/15/2025	$283,000	$302,300
Booking Holdings, Inc., 3.6%, 6/01/2026	1,761,000	1,878,125
Booking Holdings, Inc., 3.55%, 3/15/2028	486,000	517,261
Experian Finance PLC, 2.75%, 3/08/2030 (n)	1,853,000	1,822,764
IHS Markit Ltd., 3.625%, 5/01/2024	310,000	322,106
IHS Markit Ltd., 4.25%, 5/01/2029	465,000	501,093
Service Corp. International, 5.125%, 6/01/2029	980,000	1,041,250
Visa, Inc., 4.15%, 12/14/2035	1,413,000	1,663,088
Western Union Co., 2.85%, 1/10/2025	495,000	496,199

		$8,544,186

Containers – 1.2%
Ball Corp., 4%, 11/15/2023	$1,009,000	$1,059,450
Ball Corp., 5.25%, 7/01/2025	1,492,000	1,661,715

		$2,721,165

Electrical Equipment – 0.9%
Arrow Electronics, Inc., 3.875%, 1/12/2028	$1,979,000	$2,025,473

Electronics – 3.2%
Broadcom Corp./Broadcom Cayman Finance Ltd., 3.875%, 1/15/2027	$2,494,000	$2,587,916
Broadcom Corp./Broadcom Cayman Finance Ltd., 3.5%, 1/15/2028	976,000	981,843
Broadcom, Inc., 4.25%, 4/15/2026 (n)	1,267,000	1,346,166
Sensata Technologies, Inc., 4.375%, 2/15/2030 (n)	1,276,000	1,300,780
Texas Instruments, Inc., 2.25%, 9/04/2029	519,000	511,677
Tyco Electronics Group S.A., 3.5%, 2/03/2022	252,000	259,092

		$6,987,474

Emerging Market Quasi-Sovereign – 0.7%
Petrobras Global Finance B.V. (Federative Republic of Brazil), 6.9%, 3/19/2049	$1,414,000	$1,658,622

Energy – Integrated – 1.4%
Eni S.p.A., 4.75%, 9/12/2028 (n)	$761,000	$860,493
Eni S.p.A., 4.25%, 5/09/2029 (n)	650,000	712,852

Issuer	Shares/Par	Value ($)
BONDS – continued
Energy – Integrated – continued
Shell International Finance B.V., 3.75%, 9/12/2046	$1,300,000	$1,425,002

		$2,998,347

Financial Institutions – 1.8%
AerCap Ireland Capital DAC, 3.65%, 7/21/2027	$1,576,000	$1,622,141
AerCap Ireland Capital Ltd., 4.625%, 10/30/2020	227,000	231,530
AerCap Ireland Capital Ltd., 4.875%, 1/16/2024	434,000	470,140
Avolon Holdings Funding Ltd., 4.375%, 5/01/2026 (n)	624,000	659,131
International Lease Finance Corp., 5.875%, 8/15/2022	1,000,000	1,088,971

		$4,071,913

Food & Beverages – 3.0%
Anheuser-Busch InBev Worldwide, Inc., 4.375%, 4/15/2038	$527,000	$590,615
Anheuser-Busch InBev Worldwide, Inc., 5.55%, 1/23/2049	566,000	733,200
Constellation Brands, Inc., 4.25%, 5/01/2023	1,605,000	1,704,960
Diageo Capital PLC, 2.375%, 10/24/2029	1,023,000	1,007,805
JBS USA LLC/JBS USA Finance, Inc., 6.75%, 2/15/2028 (n)	938,000	1,036,499
JBS USA Lux S.A./JBS USA Finance, Inc., 6.5%, 4/15/2029 (n)	714,000	793,454
Tyson Foods, Inc., 4.5%, 6/15/2022	598,000	629,401

		$6,495,934

Gaming & Lodging – 2.3%
GLP Capital LP/GLP Financing II, Inc., 5.75%, 6/01/2028	$1,365,000	$1,549,821
GLP Capital LP/GLP Financing II, Inc., 5.3%, 1/15/2029	319,000	354,313
Hilton Domestic Operating Co., Inc., 4.875%, 1/15/2030	922,000	976,771
Las Vegas Sands Corp., 3.9%, 8/08/2029	250,000	260,743
Marriott International, Inc., 4%, 4/15/2028	1,749,000	1,888,088

		$5,029,736

Insurance – 0.7%
American International Group, Inc., 4.7%, 7/10/2035	$1,010,000	$1,168,348
American International Group, Inc., 4.5%, 7/16/2044	367,000	422,126

		$1,590,474

Insurance – Health – 1.1%
Centene Corp., 4.625%, 12/15/2029 (n)	$383,000	$403,625
UnitedHealth Group, Inc., 4.625%, 7/15/2035	1,690,000	2,048,553

		$2,452,178

9

MFS Corporate Bond Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
BONDS – continued
Insurance – Property & Casualty – 3.7%
Aon Corp., 3.75%, 5/02/2029	$1,376,000	$1,472,786
Berkshire Hathaway, Inc., 2.75%, 3/15/2023	828,000	848,538
Chubb INA Holdings, Inc., 2.3%, 11/03/2020	343,000	344,199
Hartford Financial Services Group, Inc., 3.6%, 8/19/2049	874,000	896,768
Liberty Mutual Group, Inc., 3.951%, 10/15/2050 (n)	743,000	770,248
Marsh & McLennan Cos., Inc., 4.8%, 7/15/2021	900,000	932,372
Marsh & McLennan Cos., Inc., 3.5%, 6/03/2024	779,000	817,731
Marsh & McLennan Cos., Inc., 4.75%, 3/15/2039	740,000	892,546
Marsh & McLennan Cos., Inc., 4.35%, 1/30/2047	471,000	540,944
Swiss Re Ltd., 4.25%, 12/06/2042 (n)	468,000	539,265

		$8,055,397

Machinery & Tools – 0.7%
CNH Industrial Capital LLC, 4.2%, 1/15/2024	$515,000	$545,168
CNH Industrial Capital LLC, 3.85%, 11/15/2027	905,000	943,789

		$1,488,957

Major Banks – 13.4%
Bank of America Corp., 3.124% to 1/20/2022, FLR (LIBOR - 3mo. + 1.16%) to 1/20/2023	$1,232,000	$1,256,265
Bank of America Corp., 3.004%, 12/20/2023	739,000	756,809
Bank of America Corp., 4.125%, 1/22/2024	1,917,000	2,061,841
Bank of America Corp., 4.2%, 8/26/2024	1,434,000	1,539,234
Bank of America Corp., 3.419% to 12/20/2027, FLR (LIBOR - 3mo. + 1.04%) to 12/20/2028	351,000	368,091
Bank of America Corp., 6.1%, 12/29/2049	1,420,000	1,581,596
Bank of America Corp., 5.875%, 12/31/2059	936,000	1,037,837
HSBC Holdings PLC, 4.375%, 11/23/2026	941,000	1,018,522
JPMorgan Chase & Co., 4.5%, 1/24/2022	790,000	829,245
JPMorgan Chase & Co., 3.25%, 9/23/2022	2,397,000	2,478,743
JPMorgan Chase & Co., 3.125%, 1/23/2025	688,000	717,775
JPMorgan Chase & Co., 3.54%, 5/01/2028	1,709,000	1,813,743
JPMorgan Chase & Co., 3.964%, 11/15/2048	1,500,000	1,697,418
JPMorgan Chase & Co., 3.897%, 1/23/2049	1,111,000	1,246,277
JPMorgan Chase & Co., 6.75%, 1/29/2049	1,221,000	1,378,814
Morgan Stanley, 4.431%, 1/23/2030	439,000	495,874
PNC Bank N.A., 2.7%, 10/22/2029	675,000	673,620
Royal Bank of Canada, 2.55%, 7/16/2024	2,936,000	2,978,538
Sumitomo Mitsui Financial Group, Inc., 3.102%, 1/17/2023	1,861,000	1,907,697
Wachovia Corp., 6.605%, 10/01/2025	1,270,000	1,522,309
Wells Fargo & Co., 3.75%, 1/24/2024	1,037,000	1,095,291
Wells Fargo & Co., 2.879%, 10/30/2030	1,050,000	1,055,695

		$29,511,234

Issuer	Shares/Par	Value ($)
BONDS – continued
Medical & Health Technology & Services – 4.5%
Alcon, Inc., 3.8%, 9/23/2049 (n)	$247,000	$258,294
Becton, Dickinson and Co., 3.734%, 12/15/2024	161,000	170,535
Becton, Dickinson and Co., 4.685%, 12/15/2044	847,000	988,403
Becton, Dickinson and Co., 4.669%, 6/06/2047	955,000	1,135,064
Cigna Corp., 4.125%, 11/15/2025	945,000	1,024,468
HCA, Inc., 4.75%, 5/01/2023	910,000	974,271
HCA, Inc., 5.25%, 6/15/2026	978,000	1,094,678
HCA, Inc., 5.875%, 2/01/2029	472,000	545,750
HCA, Inc., 5.125%, 6/15/2039	207,000	228,449
IQVIA Holdings, Inc., 5%, 5/15/2027 (n)	856,000	905,524
Laboratory Corp. of America Holdings, 3.25%, 9/01/2024	917,000	953,178
Laboratory Corp. of America Holdings, 4.7%, 2/01/2045	900,000	1,010,515
Thermo Fisher Scientific, Inc., 2.95%, 9/19/2026	555,000	570,164

		$9,859,293

Medical Equipment – 1.1%
Abbott Laboratories, 4.75%, 11/30/2036	$836,000	$1,043,356
Boston Scientific Corp., 3.75%, 3/01/2026	548,000	586,831
Teleflex, Inc., 4.625%, 11/15/2027	125,000	132,476
Zimmer Biomet Holdings, Inc., FLR, 2.652% (LIBOR - 3mo. + 0.75%), 3/19/2021	774,000	774,076

		$2,536,739

Metals & Mining – 0.4%
Glencore Funding LLC, 4.125%, 5/30/2023 (n)	$863,000	$899,336

Midstream – 4.1%
APT Pipelines Ltd., 5%, 3/23/2035 (n)	$1,375,000	$1,551,871
Cheniere Energy, Inc., 4.5%, 10/01/2029 (n)	312,000	320,611
Cheniere Energy, Inc., 3.7%, 11/15/2029 (n)	669,000	682,234
Enterprise Products Operating LLC, 4.2%, 1/31/2050	724,000	774,439
Kinder Morgan Energy Partners LP, 6.85%, 2/15/2020	370,000	371,867
MPLX LP, 4.5%, 4/15/2038	744,000	755,338
Plains All American Pipeline, 3.55%, 12/15/2029	715,000	703,743
Sabine Pass Liquefaction LLC, 5.625%, 4/15/2023	1,467,000	1,595,778
Sabine Pass Liquefaction LLC, 5.625%, 3/01/2025	133,000	149,664
Sabine Pass Liquefaction LLC, 5.875%, 6/30/2026	289,000	331,612
Sabine Pass Liquefaction LLC, 5%, 3/15/2027	542,000	596,018
Sabine Pass Liquefaction LLC, 4.2%, 3/15/2028	1,021,000	1,081,040

		$8,914,215

10

MFS Corporate Bond Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
BONDS – continued
Mortgage-Backed – 0.0%
Freddie Mac, 3.244%, 8/25/2027	$69,000	$73,152

Municipals – 0.8%
New Jersey Economic Development Authority State Pension Funding Rev., “A”, 7.425%, 2/15/2029	$1,500,000	$1,880,595

Natural Gas – Distribution – 3.1%
NiSource Finance Corp., 3.85%, 2/15/2023	$1,106,000	$1,152,174
NiSource Finance Corp., 4.8%, 2/15/2044	761,000	882,714
NiSource, Inc., 2.95%, 9/01/2029	1,371,000	1,364,404
NiSource, Inc., 5.65%, 2/01/2045	475,000	605,274
Sempra Energy, 3.25%, 6/15/2027	2,779,000	2,858,833

		$6,863,399

Network & Telecom – 1.5%
AT&T, Inc., 5.35%, 12/15/2043	$685,000	$810,055
AT&T, Inc., 4.75%, 5/15/2046	1,136,000	1,281,912
AT&T, Inc., 5.15%, 11/15/2046	445,000	531,359
AT&T, Inc., 5.65%, 2/15/2047	452,000	575,001

		$3,198,327

Oils – 2.4%
Marathon Petroleum Corp., 4.75%, 9/15/2044	$910,000	$997,651
Marathon Petroleum Corp., 4.5%, 4/01/2048	433,000	459,349
Valero Energy Corp., 3.4%, 9/15/2026	1,601,000	1,676,476
Valero Energy Corp., 4.9%, 3/15/2045	1,783,000	2,053,107

		$5,186,583

Other Banks & Diversified Financials – 1.0%
Capital One Financial Corp., 3.75%, 4/24/2024	$796,000	$837,670
Groupe BPCE S.A., 4.5%, 3/15/2025 (n)	760,000	818,437
Macquarie Bank Ltd. of London, 6.125% to 9/12/2025, FLR (Swap Rate - 5yr. + 4.332%) to 12/31/2165 (n)	444,000	459,540

		$2,115,647

Pharmaceuticals – 0.8%
Elanco Animal Health, Inc., 4.9%, 8/28/2028	$1,624,000	$1,765,092

Pollution Control – 1.1%
Republic Services, Inc., 5.25%, 11/15/2021	$1,160,000	$1,230,099
Republic Services, Inc., 3.95%, 5/15/2028	1,100,000	1,210,691

		$2,440,790

Railroad & Shipping – 0.2%
Canadian Pacific Railway Co., 4.5%, 1/15/2022	$400,000	$419,109

Real Estate – Retail – 0.6%
VEREIT Operating Partnership LP, REIT, 3.1%, 12/15/2029	$1,317,000	$1,293,168

Retailers – 1.5%
Best Buy Co., Inc., 5.5%, 3/15/2021	$31,000	$31,992
Best Buy Co., Inc., 4.45%, 10/01/2028	973,000	1,066,536

Issuer	Shares/Par	Value ($)
BONDS – continued
Retailers – continued
Dollar Tree, Inc., 4%, 5/15/2025	$874,000	$934,166
Dollar Tree, Inc., 4.2%, 5/15/2028	368,000	394,285
Home Depot, Inc., 4.875%, 2/15/2044	760,000	964,476

		$3,391,455

Specialty Chemicals – 0.3%
Ecolab, Inc., 4.35%, 12/08/2021	$656,000	$686,748

Telecommunications – Wireless – 3.0%
American Tower Corp., REIT, 3.5%, 1/31/2023	$371,000	$384,409
American Tower Corp., REIT, 3%, 6/15/2023	1,049,000	1,073,644
American Tower Corp., REIT, 4%, 6/01/2025	1,000,000	1,069,860
American Tower Corp., REIT, 3.6%, 1/15/2028	1,133,000	1,189,168
American Tower Corp., REIT, 3.8%, 8/15/2029	553,000	590,396
Crown Castle International Corp., 5.25%, 1/15/2023	470,000	510,336
Crown Castle International Corp., 3.15%, 7/15/2023	878,000	905,510
Crown Castle International Corp., 4.45%, 2/15/2026	338,000	369,964
Crown Castle International Corp., 3.7%, 6/15/2026	533,000	562,903

		$6,656,190

Tobacco – 0.1%
Reynolds American, Inc., 3.25%, 6/12/2020	$165,000	$165,751

Transportation – Services – 0.5%
ERAC USA Finance LLC, 3.85%, 11/15/2024 (n)	$272,000	$287,744
ERAC USA Finance LLC, 7%, 10/15/2037 (n)	421,000	594,377
ERAC USA Finance LLC, 4.5%, 2/15/2045 (n)	201,000	221,073

		$1,103,194

U.S. Treasury Obligations – 5.4%
U.S. Treasury Bonds, 3.5%, 2/15/2039 (f)	$5,277,000	$6,316,766
U.S. Treasury Bonds, 3%, 2/15/2048	4,877,300	5,476,533

		$11,793,299

Utilities – Electric Power – 7.0%
Berkshire Hathaway Energy, 4.5%, 2/01/2045	$597,000	$701,681
Duke Energy Corp., 3.75%, 9/01/2046	1,059,000	1,092,031
Duke Energy Progress LLC, 3.45%, 3/15/2029	582,000	622,998
Emera U.S. Finance LP, 2.7%, 6/15/2021	330,000	332,987
Emera U.S. Finance LP, 3.55%, 6/15/2026	378,000	392,304
Enel Finance International N.V., 2.75%, 4/06/2023 (n)	1,974,000	1,986,972
Enel Finance International N.V., 2.65%, 9/10/2024	1,734,000	1,738,264
Enel Finance International N.V., 3.625%, 5/25/2027 (n)	471,000	487,465
Enel Finance International N.V., 4.75%, 5/25/2047 (n)	460,000	516,536

11

MFS Corporate Bond Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
BONDS – continued
Utilities – Electric Power – continued
Evergy, Inc., 2.9%, 9/15/2029	$1,510,000	$1,500,658
Eversource Energy, 2.9%, 10/01/2024	991,000	1,012,172
Exelon Corp., 3.497%, 6/01/2022	1,163,000	1,193,903
FirstEnergy Corp., 3.9%, 7/15/2027	707,000	755,404
NextEra Energy Capital Holdings, Inc., 3.15%, 4/01/2024	1,283,000	1,329,498
PPL Capital Funding, Inc., 5%, 3/15/2044	590,000	677,568
Southern Co., 2.95%, 7/01/2023	440,000	451,060
Virginia Electric & Power Co., 2.875%, 7/15/2029	579,000	592,473

		$15,383,974

Total Bonds (Identified Cost, $198,872,247)		$213,349,418

Issuer	Shares/Par	Value ($)
INVESTMENT COMPANIES (h) – 2.0%
Money Market Funds – 2.0%
MFS Institutional Money Market Portfolio, 1.7% (v) (Identified Cost, $4,381,121)	4,381,121	$4,381,121

OTHER ASSETS, LESS LIABILITIES – 0.8%		1,816,682

NET ASSETS – 100.0%		$219,547,221

(f)	All or a portion of the security has been segregated as collateral for open futures contracts.

(h)	An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund’s investments in affiliated issuers and in unaffiliated issuers were $4,381,121 and $213,349,418, respectively.

(i)	Interest only security for which the fund receives interest on notional principal (Par amount). Par amount shown is the notional principal and does not reflect the cost of the security.

(n)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $33,498,326, representing 15.3% of net assets.

(q)	Interest received was less than stated coupon rate.

(v)	Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

FLR	Floating Rate. Interest rate resets periodically based on the parenthetically disclosed reference rate plus a spread (if any). The period-end rate reported may not be the current rate. All reference rates are USD unless otherwise noted.

LIBOR	London Interbank Offered Rate

REIT	Real Estate Investment Trust

Derivative Contracts at 12/31/19

Futures Contracts

Description	Long/ Short	Currency	Contracts	Notional Amount	Expiration Date	Value/ Unrealized Appreciation (Depreciation)
Asset Derivatives
Interest Rate Futures
U.S. Treasury Note 10 yr	Short	USD	100	$12,842,187	March - 2020	$135,232
U.S. Treasury Ultra Note 10 yr	Short	USD	30	4,221,094	March - 2020	61,351

						$196,583

Liability Derivatives
Interest Rate Futures
U.S. Treasury Note 2 yr	Long	USD	80	$17,240,000	March - 2020	$(14,119)
U.S. Treasury Ultra Bond	Long	USD	22	3,996,437	March - 2020	(154,564)

						$(168,683)

At December 31, 2019, the fund had liquid securities with an aggregate value of $94,566 to cover any collateral or margin obligations for certain derivative contracts.

See Notes to Financial Statements

12

MFS Corporate Bond Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF ASSETS AND LIABILITIES

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

At 12/31/19

Assets
Investments in unaffiliated issuers, at value (identified cost, $198,872,247)	$213,349,418
Investments in affiliated issuers, at value (identified cost, $4,381,121)	4,381,121
Cash	2,998
Receivables for
Fund shares sold	5,175
Interest	2,237,931
Other assets	1,468
Total assets	$219,978,111

Liabilities
Payables for
Net daily variation margin on open futures contracts	$5,577
Fund shares reacquired	347,531
Payable to affiliates
Investment adviser	2,759
Administrative services fee	212
Shareholder servicing costs	14
Distribution and/or service fees	2,225
Payable for independent Trustees’ compensation	84
Accrued expenses and other liabilities	72,488
Total liabilities	$430,890
Net assets	$219,547,221

Net assets consist of
Paid-in capital	$197,817,577
Total distributable earnings (loss)	21,729,644
Net assets	$219,547,221
Shares of beneficial interest outstanding	18,577,026

	Net assets	Shares outstanding	Net asset value per share
Initial Class	$57,713,814	4,834,631	$11.94
Service Class	161,833,407	13,742,395	11.78

See Notes to Financial Statements

13

MFS Corporate Bond Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF OPERATIONS

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Year ended 12/31/19

Net investment income (loss)
Income
Interest	$8,641,436
Dividends from affiliated issuers	82,535
Other	48
Total investment income	$8,724,019
Expenses
Management fee	$1,321,798
Distribution and/or service fees	405,852
Shareholder servicing costs	4,223
Administrative services fee	40,361
Independent Trustees’ compensation	10,146
Custodian fee	13,918
Shareholder communications	12,128
Audit and tax fees	75,704
Legal fees	1,900
Miscellaneous	31,601
Total expenses	$1,917,631
Reduction of expenses by investment adviser	(121,787)
Net expenses	$1,795,844
Net investment income (loss)	$6,928,175

Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers	$2,687,286
Affiliated issuers	345
Futures contracts	(106,208)
Net realized gain (loss)	$2,581,423
Change in unrealized appreciation or depreciation
Unaffiliated issuers	$20,170,803
Affiliated issuers	(99)
Futures contracts	27,900
Net unrealized gain (loss)	$20,198,604
Net realized and unrealized gain (loss)	$22,780,027
Change in net assets from operations	$29,708,202

See Notes to Financial Statements

14

MFS Corporate Bond Portfolio

FINANCIAL STATEMENTS  |  STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Year ended
	12/31/19	12/31/18
Change in net assets

From operations
Net investment income (loss)	$6,928,175	$7,734,863
Net realized gain (loss)	2,581,423	(982,075)
Net unrealized gain (loss)	20,198,604	(15,069,804)
Change in net assets from operations	$29,708,202	$(8,317,016)
Total distributions to shareholders	$(8,024,012)	$(9,639,419)
Change in net assets from fund share transactions	$(13,013,178)	$(30,948,965)
Total change in net assets	$8,671,012	$(48,905,400)

Net assets
At beginning of period	210,876,209	259,781,609
At end of period	$219,547,221	$210,876,209

See Notes to Financial Statements

15

MFS Corporate Bond Portfolio

FINANCIAL STATEMENTS  |  FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Initial Class	Year ended

	12/31/19	12/31/18	12/31/17	12/31/16		12/31/15

Net asset value, beginning of period	$10.81	$11.64	$11.36	$11.16		$11.76

Income (loss) from investment operations
Net investment income (loss) (d)	$0.39	$0.38	$0.39	$0.41	(c)	$0.42
Net realized and unrealized gain (loss)	1.19	(0.72)	0.33	0.31		(0.46)
Total from investment operations	$1.58	$(0.34)	$0.72	$0.72		$(0.04)

Less distributions declared to shareholders
From net investment income	$(0.45)	$(0.44)	$(0.44)	$(0.50)		$(0.48)
From net realized gain	—	(0.05)	—	(0.02)		(0.08)
Total distributions declared to shareholders	$(0.45)	$(0.49)	$(0.44)	$(0.52)		$(0.56)
Net asset value, end of period (x)	$11.94	$10.81	$11.64	$11.36		$11.16
Total return (%) (k)(r)(s)(x)	14.65	(3.00)	6.39	6.28	(c)	(0.31)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.69	0.68	0.68	0.65	(c)	0.68
Expenses after expense reductions (f)	0.63	0.63	0.63	0.60	(c)	0.63
Net investment income (loss)	3.33	3.44	3.37	3.52	(c)	3.64
Portfolio turnover	34	32	36	31		26
Net assets at end of period (000 omitted)	$57,714	$56,506	$65,445	$66,858		$70,980

Service Class	Year ended

	12/31/19	12/31/18	12/31/17	12/31/16		12/31/15

Net asset value, beginning of period	$10.66	$11.49	$11.22	$11.03		$11.63

Income (loss) from investment operations
Net investment income (loss) (d)	$0.35	$0.35	$0.36	$0.37	(c)	$0.39
Net realized and unrealized gain (loss)	1.19	(0.72)	0.32	0.30		(0.46)
Total from investment operations	$1.54	$(0.37)	$0.68	$0.67		$(0.07)

Less distributions declared to shareholders
From net investment income	$(0.42)	$(0.41)	$(0.41)	$(0.46)		$(0.45)
From net realized gain	—	(0.05)	—	(0.02)		(0.08)
Total distributions declared to shareholders	$(0.42)	$(0.46)	$(0.41)	$(0.48)		$(0.53)
Net asset value, end of period (x)	$11.78	$10.66	$11.49	$11.22		$11.03
Total return (%) (k)(r)(s)(x)	14.46	(3.31)	6.11	5.98	(c)	(0.58)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.94	0.93	0.93	0.90	(c)	0.93
Expenses after expense reductions (f)	0.88	0.88	0.88	0.85	(c)	0.88
Net investment income (loss)	3.08	3.18	3.12	3.27	(c)	3.39
Portfolio turnover	34	32	36	31		26
Net assets at end of period (000 omitted)	$161,833	$154,370	$194,337	$188,440		$189,946

See Notes to Financial Statements

16

MFS Corporate Bond Portfolio

Financial Highlights – continued

(c)	Amount reflects a one-time reimbursement of expenses by the custodian (or former custodian) without which net investment income and performance would be lower and expenses would be higher.

(d)	Per share data is based on average shares outstanding.

(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.

(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.

(r)	Certain expenses have been reduced without which performance would have been lower.

(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

(x)

The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

17

MFS Corporate Bond Portfolio

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Corporate Bond Portfolio (the fund) is a diversified series of MFS Variable Insurance Trust II (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s market, economic, industrial, political, regulatory, geopolitical, and other conditions.

In March 2017, the FASB issued Accounting Standards Update 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20) – Premium Amortization on Purchased Callable Debt Securities (“ASU 2017-08”). For callable debt securities purchased at a premium that have explicit, non-contingent call features and that are callable at fixed prices on preset dates, ASU 2017-08 requires the premium to be amortized to the earliest call date. The fund adopted ASU 2017-08 as of the beginning of the reporting period on a modified retrospective basis. The adoption resulted in a change in accounting principle, since the fund had historically amortized such premiums to maturity for U.S. GAAP. As a result of the adoption, the fund recognized a cumulative effect adjustment that decreased the beginning of period cost of investments and increased the unrealized appreciation on investments by offsetting amounts. Adoption had no impact on the fund’s net assets or any prior period information presented in the financial statements. With respect to the fund’s results of operations, amortization of premium to first call date under ASU 2017-08 accelerates amortization with the intent of more closely aligning the recognition of income on such bonds with the economics of the instrument.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Debt instruments and floating rate loans, including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Futures contracts are generally valued at last posted settlement price on their primary exchange as provided by a third-party pricing service. Futures contracts for which there were no trades that day for a particular position are generally valued at the closing bid quotation on their primary exchange as provided by a third-party pricing service. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value

18

MFS Corporate Bond Portfolio

Notes to Financial Statements – continued

has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halt of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments, such as futures contracts. The following is a summary of the levels used as of December 31, 2019 in valuing the fund’s assets or liabilities:

Financial Instruments	Level 1	Level 2	Level 3	Total
U.S. Treasury Bonds & U.S. Government Agencies & Equivalents	$—	$11,793,299	$—	$11,793,299
Non-U.S. Sovereign Debt	—	1,658,622	—	1,658,622
Municipal Bonds	—	1,880,595	—	1,880,595
U.S. Corporate Bonds	—	164,337,708	—	164,337,708
Residential Mortgage-Backed Securities	—	73,152	—	73,152
Commercial Mortgage-Backed Securities	—	190,636	—	190,636
Asset-Backed Securities (including CDOs)	—	115,988	—	115,988
Foreign Bonds	—	33,299,418	—	33,299,418
Mutual Funds	4,381,121	—	—	4,381,121
Total	$4,381,121	$213,349,418	$—	$217,730,539

Other Financial Instruments
Futures Contracts – Assets	$196,583	$—	$—	$196,583
Futures Contracts – Liabilities	(168,683)	—	—	(168,683)

For further information regarding security characteristics, see the Portfolio of Investments.

Derivatives – The fund uses derivatives primarily to increase or decrease exposure to a particular market or segment of the market, or security, to increase or decrease interest rate or currency exposure, or as alternatives to direct investments. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.

The derivative instruments used by the fund during the period were futures contracts. Depending on the type of derivative, the fund may exit a derivative position by entering into an offsetting transaction with a counterparty or exchange, negotiating an agreement with the derivative counterparty, or novating the position to a third party. The fund may be unable to promptly close out a futures position in instances where the daily fluctuation in the price for that type of future exceeds the daily limit set by the exchange. The fund’s period end derivatives, as presented in the Portfolio of Investments and the associated Derivative Contract tables, generally are indicative of the volume of its derivative activity during the period.

The following table presents, by major type of derivative contract, the fair value, on a gross basis, of the asset and liability components of derivatives held by the fund at December 31, 2019 as reported in the Statement of Assets and Liabilities:

		Fair Value (a)
Risk	Derivative Contracts	Asset Derivatives	Liability Derivatives
Interest Rate	Interest Rate Futures	$196,583	$(168,683)

(a)

Values presented in this table for futures contracts correspond to the values reported in the fund’s Portfolio of Investments. Only the current day net variation margin for futures contracts is separately reported within the fund’s Statement of Assets and Liabilities.

19

MFS Corporate Bond Portfolio

Notes to Financial Statements – continued

The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the year ended December 31, 2019 as reported in the Statement of Operations:

Risk	Futures Contracts
Interest Rate	$(106,208)

The following table presents, by major type of derivative contract, the change in unrealized appreciation or depreciation on derivatives held by the fund for the year ended December 31, 2019 as reported in the Statement of Operations:

Risk	Futures Contracts
Interest Rate	$27,900

Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain, but not all, uncleared derivatives, the fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an ISDA Master Agreement on a bilateral basis. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a specified deterioration in the credit quality of the other party. Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each agreement to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any.

Collateral and margin requirements differ by type of derivative. For cleared derivatives (e.g., futures contracts, cleared swaps, and exchange-traded options), margin requirements are set by the clearing broker and the clearing house and collateral, in the form of cash or securities, is posted by the fund directly with the clearing broker. Collateral terms are counterparty agreement specific for uncleared derivatives (e.g., forward foreign currency exchange contracts, uncleared swap agreements, and uncleared options) and collateral, in the form of cash and securities, is held in segregated accounts with the fund’s custodian in connection with these agreements. For derivatives traded under an ISDA Master Agreement, which contains a collateral support annex, the collateral requirements are netted across all transactions traded under such counterparty-specific agreement and an amount is posted from one party to the other to collateralize such obligations. Cash that has been segregated or delivered to cover the fund’s collateral or margin obligations under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities as restricted cash for uncleared derivatives and/or deposits with brokers for cleared derivatives. Securities pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments. The fund may be required to make payments of interest on uncovered collateral or margin obligations with the broker. Any such payments are included in “Miscellaneous” expense in the Statement of Operations.

Futures Contracts – The fund entered into futures contracts which may be used to hedge against or obtain broad market exposure, interest rate exposure, currency exposure, or to manage duration. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the fund is required to deposit with the broker, either in cash or securities, an initial margin in an amount equal to a specified percentage of the notional amount of the contract. Subsequent payments (variation margin) are made or received by the fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gain or loss by the fund until the contract is closed or expires at which point the gain or loss on futures contracts is realized.

The fund bears the risk of interest rates, exchange rates or securities prices moving unexpectedly, in which case, the fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. While futures contracts may present less counterparty risk to the fund since the contracts are exchange traded and the exchange’s clearinghouse guarantees payments to the broker, there is still counterparty credit risk due to the insolvency of the broker. The fund’s maximum risk of loss due to counterparty credit risk is equal to the margin posted by the fund to the broker plus any gains or minus any losses on the outstanding futures contracts.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Interest payments received in additional securities are recorded on the ex-interest date in an amount equal to the value of the security on such date.

20

MFS Corporate Bond Portfolio

Notes to Financial Statements – continued

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future.

Book/tax differences primarily relate to amortization and accretion of debt securities.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	Year ended 12/31/19	Year ended 12/31/18
Ordinary income (including any short-term capital gains)	$8,024,012	$9,320,203
Long-term capital gains	—	319,216
Total distributions	$8,024,012	$9,639,419

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 12/31/19

Cost of investments	$203,719,723
Gross appreciation	14,267,684
Gross depreciation	(228,968)
Net unrealized appreciation (depreciation)	$14,038,716

Undistributed ordinary income	7,391,476
Undistributed long-term capital gain	299,452

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	Year ended 12/31/19	Year ended 12/31/18
Initial Class	$2,204,366	$2,578,583
Service Class	5,819,646	7,060,836
Total	$8,024,012	$9,639,419

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates based on the fund’s average daily net assets:

Up to $1 billion	0.60%
In excess of $1 billion	0.50%

MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the year ended December 31, 2019, this management fee reduction

21

MFS Corporate Bond Portfolio

Notes to Financial Statements – continued

amounted to $21,493, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended December 31, 2019 was equivalent to an annual effective rate of 0.59% of the fund’s average daily net assets.

The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, such that total annual operating expenses do not exceed 0.63% of average daily net assets for the Initial Class shares and 0.88% of average daily net assets for the Service Class shares. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until April 30, 2021. For the year ended December 31, 2019, this reduction amounted to $100,294, which is included in the reduction of total expenses in the Statement of Operations.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2019, the fee was $3,948, which equated to 0.0018% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2019, these costs amounted to $275.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended December 31, 2019 was equivalent to an annual effective rate of 0.0183% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration from MFS for their services to the fund. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other funds managed by MFS (the funds) had entered into a service agreement (the ISO Agreement) which provided for payment of fees solely by the funds to Tarantino LLC in return for the provision of services of an Independent Senior Officer (ISO) for the funds. Frank L. Tarantino served as the ISO and was an officer of the funds and the sole member of Tarantino LLC. Effective June 30, 2019, Mr. Tarantino retired from his position as ISO for the funds, and the ISO Agreement was terminated. For the year ended December 31, 2019, the fee paid by the fund under this agreement was $260 and is included in “Miscellaneous” expense in the Statement of Operations. MFS had agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ISO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS.

(4)	Portfolio Securities

For the year ended December 31, 2019, purchases and sales of investments, other than short-term obligations, were as follows:

	Purchases	Sales
U.S. Government securities	$9,454,920	$14,615,812
Non-U.S. Government securities	$63,841,239	$75,182,926

22

MFS Corporate Bond Portfolio

Notes to Financial Statements – continued

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 12/31/19		Year ended 12/31/18

	Shares	Amount	Shares	Amount
Shares sold
Initial Class	202,825	$2,364,950	126,159	$1,417,456
Service Class	1,370,646	15,476,443	1,113,987	12,293,052
	1,573,471	$17,841,393	1,240,146	$13,710,508

Shares issued to shareholders in reinvestment of distributions
Initial Class	184,930	$2,204,366	236,784	$2,578,583
Service Class	494,447	5,819,646	656,822	7,060,836
	679,377	$8,024,012	893,606	$9,639,419

Shares reacquired
Initial Class	(781,648)	$(9,055,470)	(756,941)	$(8,379,096)
Service Class	(2,597,324)	(29,823,113)	(4,210,235)	(45,919,796)
	(3,378,972)	$(38,878,583)	(4,967,176)	$(54,298,892)

Net change
Initial Class	(393,893)	$(4,486,154)	(393,998)	$(4,383,057)
Service Class	(732,231)	(8,527,024)	(2,439,426)	(26,565,908)
	(1,126,124)	$(13,013,178)	(2,833,424)	$(30,948,965)

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndicate of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the highest of one month LIBOR, the Federal Funds Effective Rate and the Overnight Bank Funding Rate, plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at rates equal to customary reference rates plus an agreed upon spread. For the year ended December 31, 2019, the fund’s commitment fee and interest expense were $1,203 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

(7)	Investments in Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the following were affiliated issuers:

Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
MFS Institutional Money Market Portfolio	$3,006,790	$72,696,548	$71,322,463	$345	$(99)	$4,381,121

Affiliated Issuers					Dividend Income	Capital Gain Distributions
MFS Institutional Money Market Portfolio					$82,535	$—

23

MFS Corporate Bond Portfolio

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Variable Insurance Trust II and the Shareholders of

MFS Corporate Bond Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of MFS Corporate Bond Portfolio (the “Fund”), including the portfolio of investments, as of December 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2019, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 14, 2020

We have served as the auditor of one or more of the MFS investment companies since 1924.

24

MFS Corporate Bond Portfolio

TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of February 1, 2020, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 56)	Trustee	February 2004	133	Massachusetts Financial Services Company, Executive Chairman (since January 2017); Director; Chairman of the Board; Chief Executive Officer (until 2015); Co-Chief Executive Officer (2015-2016)	N/A

Robin A. Stelmach (k) (age 58)	Trustee	January 2014	133	Massachusetts Financial Services Company, Vice Chair (since January 2017); Chief Operating Officer and Executive Vice President (until January 2017)	N/A

INDEPENDENT TRUSTEES
John P. Kavanaugh (age 65)	Trustee and Chair of Trustees	January 2009	133	Private investor	N/A

Steven E. Buller (age 68)	Trustee	February 2014	133	Financial Accounting Standards Advisory Council, Chairman (2014-2015); Public Company Accounting Oversight Board, Standing Advisory Group, Member (until 2014); BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A

John A. Caroselli (age 65)	Trustee	March 2017	133	JC Global Advisors, LLC (management consulting), President (since 2015); First Capital Corporation (commercial finance), Executive Vice President (until 2015)	N/A

Maureen R. Goldfarb (age 64)	Trustee	January 2009	133	Private investor	N/A

Peter D. Jones (age 64)	Trustee	January 2019	133	Franklin Templeton Distributors, Inc. (investment management), President (until 2015); Franklin Templeton Institutional, LLC (investment management), Chairman (until 2015)	N/A

James W. Kilman, Jr. (age 58)	Trustee	January 2019	133	Burford Capital Limited (finance and investment management), Chief Financial Officer (since 2019); KielStrand Capital LLC (family office), Chief Executive Officer (since 2016); Morgan Stanley & Co. (financial services), Vice Chairman of Investment Banking, Co-Head of Diversified Financials Coverage – Financial Institutions Investment Banking Group (until 2016)	Alpha-En Corporation, Director (2016-2019)

25

MFS Corporate Bond Portfolio

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
Clarence Otis, Jr. (age 63)	Trustee	March 2017	133	Darden Restaurants, Inc., Chief Executive Officer (until 2014)	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director; Federal Reserve Bank of Atlanta, Director (until 2015)

Maryanne L. Roepke (age 63)	Trustee	May 2014	133	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A

Laurie J. Thomsen (age 62)	Trustee	March 2005	133	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director (since 2015)

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 46)	Assistant Secretary and Assistant Clerk	July 2005	133	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

Kino Clark (k) (age 51)	Assistant Treasurer	January 2012	133	Massachusetts Financial Services Company, Vice President

John W. Clark, Jr. (k) (age 52)	Assistant Treasurer	April 2017	133	Massachusetts Financial Services Company, Vice President (since March 2017); Deutsche Bank (financial services), Department Head –Treasurer’s Office (until February 2017)

Thomas H. Connors (k) (age 60)	Assistant Secretary and Assistant Clerk	September 2012	133	Massachusetts Financial Services Company, Vice President and Senior Counsel

David L. DiLorenzo (k) (age 51)	President	July 2005	133	Massachusetts Financial Services Company, Senior Vice President

Heidi W. Hardin (k) (age 52)	Secretary and Clerk	April 2017	133	Massachusetts Financial Services Company, Executive Vice President and General Counsel (since March 2017); Harris Associates (investment management), General Counsel (from September 2015 to January 2017); Janus Capital Management LLC (investment management), Senior Vice President and General Counsel (until September 2015)

Brian E. Langenfeld (k) (age 46)	Assistant Secretary and Assistant Clerk	June 2006	133	Massachusetts Financial Services Company, Vice President and Senior Counsel

Amanda S. Mooradian (k) (age 40)	Assistant Secretary and Assistant Clerk	September 2018	133	Massachusetts Financial Services Company, Assistant Vice President and Counsel

Susan A. Pereira (k) (age 49)	Assistant Secretary and Assistant Clerk	July 2005	133	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

Kasey L. Phillips (k) (age 49)	Assistant Treasurer	September 2012	133	Massachusetts Financial Services Company, Vice President

Matthew A. Stowe (k) (age 45)	Assistant Secretary and Assistant Clerk	October 2014	133	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

26

MFS Corporate Bond Portfolio

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
Martin J. Wolin (k) (age 52)	Chief Compliance Officer	July 2015	133	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer (since July 2015); Mercer (financial service provider), Chief Risk and Compliance Officer, North America and Latin America (until June 2015)

James O. Yost (k) (age 59)	Treasurer	September 1990	133	Massachusetts Financial Services Company, Senior Vice President

(h)

Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(k)

“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee (other than Messrs. Jones and Kilman) has been elected by shareholders and each Trustee and Officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Messrs. Jones and Kilman became Trustees of the Funds on January 1, 2019. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board’s retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).

Messrs. Buller, Kilman and Otis and Ms. Roepke are members of the Trust’s Audit Committee.

Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.

The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	Custodian State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900

Distributor MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116

Portfolio Manager(s) Alexander Mackey Henry Peabody Robert Persons

27

MFS Corporate Bond Portfolio

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

MFS Corporate Bond Portfolio

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2019 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Senior Officer, a senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2018 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Broadridge performance universe”), (ii) information provided by Broadridge on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Broadridge as well as all other funds in the same investment classification/category (the “Broadridge expense group and universe”), (iii) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the Broadridge performance universe over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Broadridge performance universe over the five-year period ended December 31, 2018, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Initial Class shares was in the 2nd quintile relative to the other funds in the universe for this five-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Initial Class shares was in the 4th quintile for the one-year period and the 2nd quintile for the three-year period ended December 31, 2018 relative to the Broadridge performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

28

MFS Corporate Bond Portfolio

Board Review of Investment Advisory Agreement – continued

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets and the advisory fee and total expense ratios of the Broadridge expense group based on information provided by Broadridge. The Trustees considered that MFS currently observes an expense limitation for the Fund, which may not be changed without the Trustees’ approval. The Trustees also considered that, according to the data provided by Broadridge (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each approximately at the Broadridge expense group median.

The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund, if any. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.

The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to a contractual breakpoint that reduces the Fund’s advisory fee rate on average daily net assets over $1 billion. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the breakpoint and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the MFS Funds. The Trustees also considered that, effective January 3, 2018, MFS had discontinued its historic practice of obtaining investment research from portfolio brokerage commissions paid by certain MFS Funds and would thereafter directly pay for or voluntarily reimburse a Fund, if applicable, for the costs of external research acquired through the use of the Fund’s portfolio brokerage commissions.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2019.

29

MFS Corporate Bond Portfolio

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at http://www.sec.gov. A shareholder can obtain the portfolio holdings report for the first and third quarters of the fund’s fiscal year at mfs.com/vit2 by choosing the fund’s name and then selecting the “Resources” tab and clicking on “Prospectus and Reports”.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available at https://www.mfs.com/en-us/what-we-do/announcements.html or at mfs.com/vit2 by choosing the fund’s name.

INFORMATION ABOUT FUND CONTRACTS AND LEGAL CLAIMS

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

30

rev. 3/16

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•  Social Security number and account balances

•  Account transactions and transaction history

•  Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

31

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

•  open an account or provide account information

•  direct us to buy securities or direct us to sell your securities

•  make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•  sharing for affiliates’ everyday business purposes – information about your creditworthiness

•  affiliates from using your information to market to you

•  sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

•  MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

32

Annual Report

December 31, 2019

MFS® Core Equity Portfolio

MFS® Variable Insurance Trust II

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, the insurance company that offers your contract may determine that it will no longer send you paper copies of the fund’s annual and semiannual shareholder reports unless you specifically request paper copies from the insurance company or from your financial intermediary. Instead, the shareholder reports will be made available on a Web site (insurancefunds.mfs.com or other Web site of which you will be notified), and the insurance company will notify you by mail each time a report is posted and provide you with a Web site link to access the report. Instructions for requesting paper copies will be provided by your insurance company or financial intermediary.

If you already elected to receive shareholder reports by email, you will not be affected by this change and you need not take any action. If your insurance company or financial intermediary offers electronic delivery, you may elect to receive shareholder reports and other communications from the insurance company or financial intermediary by email by following the instructions provided by the insurance company or financial intermediary.

Beginning on January 1, 2019, you may elect to receive all future reports in paper free of charge from the insurance company or financial intermediary. You can inform the insurance company or financial intermediary that you wish to continue receiving paper copies of your shareholder reports by contacting your insurance company or financial intermediary. Your election to receive reports in paper will apply to all funds held in your account with your insurance company or financial intermediary.

RGS-ANN

MFS® Core Equity Portfolio

The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK OR CREDIT UNION GUARANTEE • NOT A DEPOSIT • NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS Core Equity Portfolio

LETTER FROM THE EXECUTIVE CHAIR

Dear Contract Owners:

Slowing global growth, low inflation, and trade friction between the United States and China have been hallmarks of the past 12 months. After experiencing an uptick in market volatility in late 2018, markets steadied for most of 2019, thanks in large measure to the adoption of a dovish policy stance on the part of global central banks, focused on supporting economic growth. Negotiations aimed at a “phase one” trade deal between the U.S. and China bore fruit at the end of the period, boosting investor sentiment, while signs of stability emerging from the global manufacturing sector also lifted spirits. Uncertainty over Brexit, along with the ripple effects from the trade conflict, hampered business confidence and investment in the United Kingdom and Europe for much of the period, though investors expect greater clarity regarding Brexit as a result of December’s general election. The pro-Brexit Conservative Party won the election by a comfortable margin and set the stage for the U.K.’s departure from the EU at the end of January.

Markets expect the longest economic expansion in U.S. history will continue, albeit at a slower pace, as trade tensions recede. In an effort to prolong the expansion, the U.S. Federal Reserve lowered interest rates three times between July and October and the European Central Bank loosened policy in September. While the global monetary policy backdrop remains quite accommodative, signs of easing trade tensions and fading global recession fears led to improved market sentiment in late 2019 as investors grew less risk averse. In early 2020, an outbreak of coronavirus emanating from China reintroduced global growth fears, causing an uptick in volatility.

Here at MFS®, we aim to help our clients navigate the growing complexity of the markets and world economies. Our long-term investment philosophy and commitment to the responsible allocation of capital allow us to tune out the noise and uncover what we believe are the best, most durable investment opportunities in the market. Through our powerful global investment platform, we combine collective expertise, thoughtful risk management and long-term discipline to create sustainable value for investors.

Respectfully,

Robert J. Manning

Executive Chair

MFS Investment Management

February 14, 2020

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

1

MFS Core Equity Portfolio

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
Apple, Inc.	4.9%
Microsoft Corp.	3.4%
Alphabet, Inc., “A”	3.1%
Amazon.com, Inc.	3.0%
Johnson & Johnson	2.1%
American Tower Corp., REIT	2.1%
Mastercard, Inc., “A”	2.1%
Aon PLC	2.0%
Facebook, Inc., “A”	2.0%
Chevron Corp.	1.6%

Global equity sectors (k)
Technology	26.0%
Financial Services	17.7%
Health Care (s)	14.4%
Capital Goods	12.8%
Consumer Cyclicals	12.2%
Energy	7.3%
Consumer Staples	5.1%
Telecommunications and Cable Television (s)	3.6%

(k)	The sectors set forth above and the associated portfolio composition are based on MFS’ own custom sector classification methodology.
(s)	Includes securities sold short.

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

Percentages are based on net assets as of December 31, 2019.

The portfolio is actively managed and current holdings may be different.

2

MFS Core Equity Portfolio

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended December 31, 2019, Initial Class shares of the MFS Core Equity Portfolio (fund) provided a total return of 33.19%, while Service Class shares of the fund provided a total return of 32.87%. These compare with a return of 31.02% over the same period for the fund’s benchmark, the Russell 3000® Index.

Market Environment

Fading fears of a near-term global recession, the announcement of a partial trade deal between the United States and China and the decline in uncertainty over Brexit helped bolster market sentiment late in the period. Changes in market sentiment, largely driven by uncertainty over the outcome of trade negotiations between the US and China, had contributed to periodic bouts of volatility during the reporting period. The global economy decelerated, led by weakness in China and Europe, although the pace of the slowdown moderated late in the period amid nascent signs of stabilization in the manufacturing sector.

The deteriorating global growth backdrop, along with declining inflationary pressures, prompted the US Federal Reserve to adopt a more dovish posture beginning in early 2019, resulting in the first interest rate cut in over a decade at the end of July, followed by additional cuts in September and October. The Fed’s actions led to a sharp decline in long-term interest rates during the period’s second half, causing the inversion of portions of the US Treasury yield curve for a time. Amid an improvement in risk sentiment in Q4 2019 and indications of a bottoming in growth and a potential upturn in activity, the Fed indicated in October that further rate cuts were unlikely unless the outlook for the economy materially worsened.

Globally, central banks have tilted more dovish as well, with the European Central Bank unveiling a package of easing measures, which included putting overnight rates deeper into negative territory, restarting its bond-buying program and lengthening the term of cheap loans to banks to three years from two. The central banks of India and Australia are among those that have cut rates several times in recent months, although China has been more cautious in increasing liquidity as it keeps trying to deleverage its economy, cutting rates only marginally.

Emerging markets experienced considerable volatility through the end of 2018, as tighter global financial conditions exposed structural weakness in some countries. Those conditions improved in 2019 as the Fed became more dovish. Notwithstanding the periodic headwinds on market sentiment from significant trade friction between the US and China over much of the year, emerging market hard currency debt and local rates benefited from relatively cheap valuations at the beginning of the period and easier global monetary conditions. These factors, plus the fading of certain global risk factors mentioned above, hastened spread tightening in the latter part of the period. At the same time, idiosyncratic risks spiked in some countries (e.g., Argentina and Lebanon), contributing to increased dispersion in performance among sovereign assets.

Contributors to Performance

Security selection in the financial services sector benefited the fund’s performance relative to the Russell 3000® Index. Within this sector, not holding shares of investment conglomerate Berkshire Hathaway, and the fund’s overweight positions in payment processing company Mastercard, risk management and human capital consulting services provider Aon and diversified financial services firm Citigroup benefited relative performance. Holding shares of global alternative asset manager Blackstone Group (b) further supported relative results. The stock price of Blackstone Group appreciated as the company delivered solid financial results during the period, driven by strong growth in fee-related earnings. Blackstone Group also showed growth in assets under management, with solid performance across most of its asset groups. Additionally, Blackstone Group’s decision to convert from a limited partnership structure to a C corporation broadened the firm’s potential ownership pool and further supported its share price performance.

Security selection and, to a lesser extent, an overweight position in the technology sector, bolstered relative returns, led by the fund’s overweight position in computer and personal electronics maker Apple. The stock price of Apple advanced during the period as the company’s revenues came in higher than expected, driven by strong growth in its wearable technology and services segments.

Security selection in the consumer cyclicals sector also aided relative performance. Within this sector, there were no individual stocks that were among the fund’s largest relative contributors during the period.

Elsewhere, the fund’s overweight positions in cell tower operator American Tower and animal health products manufacturer Zoetis, and not holding shares of integrated oil and gas company Exxon Mobil, benefited relative returns. Additionally, the fund’s short position in health care facilities services provider Healthcare Services Group also helped relative results.

Detractors from Performance

Security selection in the health care sector detracted from relative performance during the reporting period. Within this sector, the fund’s overweight positions in pharmaceutical giant Pfizer, animal health products manufacturer Elanco Animal Health and global health services provider Cigna held back relative returns. The stock price of Elanco Animal Health came under pressure as investors

3

MFS Core Equity Portfolio

Management Review – continued

appeared to have responded negatively to the company’s announcement that it would acquire Bayer’s animal health business. Additionally, the timing of the fund’s ownership in shares of biotechnology company Biogen (h) hurt relative results.

Elsewhere, the fund’s overweight positions in electronic brokerage firm TD Ameritrade (h), discount variety store operator Dollar Tree, information technology company DXC Technology, information technology education company Pluralsight and integrated energy company Chevron detracted from relative returns. The stock price of TD Ameritrade weakened during the period, as lower interest rates were a headwind for its revenue and operating margins, and news of the company’s decision to offer zero-commission fees on equity trades appeared to have weighed on investor sentiment. In addition, not holding shares of global financial services firm JPMorgan Chase held back relative performance.

Respectfully,

Portfolio Manager(s)

Joseph MacDougall

(b)	Security is not a benchmark constituent.

(h)	Security was not held in the portfolio at period end.

The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

4

MFS Core Equity Portfolio

PERFORMANCE SUMMARY THROUGH 12/31/19

The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.

Growth of a Hypothetical $10,000 Investment

Total Returns through 12/31/19

Average annual total returns

Share Class	Class Inception Date	1-yr	5-yr	10-yr
Initial Class	5/12/97	33.19%	12.19%	13.68%
Service Class	8/24/01	32.87%	11.91%	13.39%

Comparative benchmark(s)
Russell 3000® Index (f)		31.02%	11.24%	13.42%

(f)	Source: FactSet Research Systems Inc.

Benchmark Definition(s)

Russell 3000® Index – constructed to provide a comprehensive barometer for the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. Frank Russell Company (“Russell”) is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company. Neither Russell nor its licensors accept any liability for any errors or omissions in the Russell Indexes and/or Russell ratings or underlying data and no party may rely on any Russell Indexes and/or Russell ratings and/or underlying data contained in this document. No further distribution of Russell Data is permitted without Russell’s express written consent. Russell does not promote, sponsor, or endorse the content of this document.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

5

MFS Core Equity Portfolio

EXPENSE TABLE

Fund Expenses Borne by the Contract Holders during the Period,

July 1, 2019 through December 31, 2019

As a contract holder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2019 through December 31, 2019.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight the fund’s ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/19	Ending Account Value 12/31/19	Expenses Paid During Period (p) 7/01/19-12/31/19
Initial Class	Actual	0.86%	$1,000.00	$1,100.88	$4.55
	Hypothetical (h)	0.86%	$1,000.00	$1,020.87	$4.38
Service Class	Actual	1.11%	$1,000.00	$1,099.48	$5.87
	Hypothetical (h)	1.11%	$1,000.00	$1,019.61	$5.65

(h)	5% class return per year before expenses.

(p)

“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Notes to Expense Table

Expense ratios include 0.03% of investment related expenses from short sales (See Note 2 of the Notes to Financial Statements) that are outside of the expense limitation arrangement (See Note 3 of the Notes to Financial Statements).

6

MFS Core Equity Portfolio

PORTFOLIO OF INVESTMENTS – 12/31/19

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)
COMMON STOCKS – 99.5%
Aerospace – 3.5%
CACI International, Inc., “A” (a)	2,509	$627,225
Curtiss-Wright Corp.	2,794	393,646
Honeywell International, Inc.	12,095	2,140,815
Huntington Ingalls Industries, Inc.	2,344	588,063
L3Harris Technologies, Inc.	3,629	718,070
Northrop Grumman Corp.	3,170	1,090,385
United Technologies Corp.	13,504	2,022,359

		$7,580,563

Alcoholic Beverages – 0.3%
Constellation Brands, Inc., “A”	3,597	$682,531

Apparel Manufacturers – 0.3%
Under Amour, Inc., “C” (a)	27,842	$534,010

Automotive – 0.7%
Copart, Inc. (a)	6,049	$550,096
IAA, Inc. (a)	4,945	232,712
Lear Corp.	3,351	459,757
Stoneridge, Inc. (a)	9,441	276,810

		$1,519,375

Biotechnology – 0.4%
Adaptive Biotechnologies Corp. (a)	3,855	$115,342
Illumina, Inc. (a)	1,895	628,647

		$743,989

Broadcasting – 0.5%
Netflix, Inc. (a)	3,121	$1,009,862

Brokerage & Asset Managers – 1.8%
Blackstone Group, Inc.	9,195	$514,368
Charles Schwab Corp.	57,126	2,716,913
CME Group, Inc.	3,053	612,798

		$3,844,079

Business Services – 3.8%
Accenture PLC, “A”	3,266	$687,722
Amdocs Ltd.	7,869	568,063
Clarivate Analytics PLC (a)	47,930	805,224
DXC Technology Co.	7,557	284,068
Fidelity National Information Services, Inc.	8,168	1,136,087
Fiserv, Inc. (a)	8,533	986,671
FleetCor Technologies, Inc. (a)	3,289	946,311
Global Payments, Inc.	6,631	1,210,555
Verisk Analytics, Inc., “A”	10,233	1,528,196

		$8,152,897

Cable TV – 1.1%
Altice USA, Inc., “A” (a)	17,882	$488,894
Charter Communications, Inc., “A” (a)	3,959	1,920,432

		$2,409,326

Issuer	Shares/Par	Value ($)
COMMON STOCKS – continued
Chemicals – 0.4%
FMC Corp.	6,622	$661,008
Ingevity Corp. (a)	3,379	295,257

		$956,265

Computer Software – 7.1%
Adobe Systems, Inc. (a)	8,599	$2,836,036
Black Knight, Inc. (a)	8,932	575,935
Cadence Design Systems, Inc. (a)	11,564	802,079
DocuSign, Inc. (a)	7,381	547,006
Microsoft Corp.	46,113	7,272,020
Salesforce.com, Inc. (a)	19,421	3,158,632

		$15,191,708

Computer Software – Systems – 6.4%
Apple, Inc. (s)	36,044	$10,584,321
EPAM Systems, Inc. (a)	2,926	620,780
Pluralsight, Inc., “A” (a)	17,170	295,496
Rapid7, Inc. (a)	10,682	598,406
ServiceNow, Inc. (a)	3,168	894,390
Square, Inc., “A” (a)	3,749	234,537
Zebra Technologies Corp., “A” (a)	1,735	443,188

		$13,671,118

Construction – 1.6%
Masco Corp.	34,605	$1,660,694
Toll Brothers, Inc.	29,371	1,160,448
Vulcan Materials Co.	4,086	588,343

		$3,409,485

Consumer Products – 1.5%
Colgate-Palmolive Co.	13,752	$946,688
Energizer Holdings, Inc.	2,851	143,177
Kimberly-Clark Corp.	6,423	883,484
Procter & Gamble Co.	9,155	1,143,459

		$3,116,808

Consumer Services – 0.9%
Booking Holdings, Inc. (a)	438	$899,534
Bright Horizons Family Solutions, Inc. (a)	3,537	531,576
Grand Canyon Education, Inc. (a)	5,994	574,165

		$2,005,275

Containers – 0.1%
Sealed Air Corp.	7,648	$304,620

Electrical Equipment – 2.0%
AMETEK, Inc.	15,717	$1,567,613
Fortive Corp.	12,406	947,694
HD Supply Holdings, Inc. (a)	15,262	613,838
Sensata Technologies Holding PLC (a)	13,487	726,545
TE Connectivity Ltd.	4,127	395,532

		$4,251,222

7

MFS Core Equity Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
COMMON STOCKS – continued
Electronics – 3.1%
Analog Devices, Inc.	12,268	$1,457,929
Applied Materials, Inc.	4,664	284,691
Marvell Technology Group Ltd.	30,121	800,014
Mellanox Technologies Ltd. (a)	2,341	274,318
Monolithic Power Systems, Inc.	1,675	298,183
nLIGHT, Inc. (a)	7,841	159,015
NXP Semiconductors N.V.	8,616	1,096,472
Silicon Laboratories, Inc. (a)	2,568	297,837
Texas Instruments, Inc.	14,844	1,904,337

		$6,572,796

Energy – Independent – 1.6%
ConocoPhillips	16,339	$1,062,525
Diamondback Energy, Inc.	4,866	451,857
Pioneer Natural Resources Co.	3,544	536,455
Valero Energy Corp.	13,949	1,306,324

		$3,357,161

Energy – Integrated – 1.6%
Chevron Corp.	27,891	$3,361,144

Engineering – Construction – 0.2%
KBR, Inc.	17,232	$525,576

Entertainment – 0.1%
World Wrestling Entertainment, Inc., “A”	3,329	$215,952

Food & Beverages – 2.7%
Archer Daniels Midland Co.	13,189	$611,310
Coca-Cola Co.	7,915	438,095
Coca-Cola European Partners PLC	7,524	382,821
Hostess Brands, Inc. (a)	25,869	376,136
J.M. Smucker Co.	3,301	343,733
Mondelez International, Inc.	26,254	1,446,071
Nomad Foods Ltd. (a)	9,757	218,264
PepsiCo, Inc.	14,966	2,045,403

		$5,861,833

Gaming & Lodging – 1.0%
Marriott International, Inc., “A”	9,285	$1,406,028
Wyndham Hotels & Resorts, Inc.	12,504	785,376

		$2,191,404

General Merchandise – 1.5%
Dollar General Corp.	9,508	$1,483,058
Dollar Tree, Inc. (a)	13,986	1,315,383
Ollie’s Bargain Outlet Holdings, Inc. (a)	7,289	476,045

		$3,274,486

Health Maintenance Organizations – 1.7%
Cigna Corp.	10,117	$2,068,825
Humana, Inc.	4,278	1,567,973

		$3,636,798

Insurance – 4.2%
Aon PLC	20,566	$4,283,692
Assurant, Inc.	6,907	905,370
Chubb Ltd.	9,452	1,471,298

Issuer	Shares/Par	Value ($)
COMMON STOCKS – continued
Insurance – continued
Everest Re Group Ltd.	1,490	$412,492
Hartford Financial Services Group, Inc.	13,836	840,814
MetLife, Inc.	12,750	649,867
Reinsurance Group of America, Inc.	2,649	431,946

		$8,995,479

Internet – 5.1%
Alphabet, Inc., “A” (a)(s)	4,966	$6,651,411
Facebook, Inc., “A” (a)	20,796	4,268,379

		$10,919,790

Leisure & Toys – 0.8%
Brunswick Corp.	6,714	$402,706
Electronic Arts, Inc. (a)	12,132	1,304,311

		$1,707,017

Machinery & Tools – 1.3%
Flowserve Corp.	12,536	$623,917
IDEX Corp.	2,662	457,864
ITT, Inc.	6,562	484,997
Roper Technologies, Inc.	3,346	1,185,254

		$2,752,032

Major Banks – 2.4%
Goldman Sachs Group, Inc.	13,096	$3,011,163
PNC Financial Services Group, Inc.	9,644	1,539,472
State Street Corp.	8,659	684,927

		$5,235,562

Medical & Health Technology & Services – 1.6%
Guardant Health, Inc. (a)	1,268	$99,082
HCA Healthcare, Inc.	6,755	998,457
HealthEquity, Inc. (a)	7,906	585,597
ICON PLC (a)	3,828	659,297
McKesson Corp.	4,367	604,043
Premier, Inc., “A” (a)	11,731	444,370

		$3,390,846

Medical Equipment – 4.4%
Becton, Dickinson and Co.	5,143	$1,398,742
Boston Scientific Corp. (a)	33,705	1,524,140
Danaher Corp.	5,871	901,081
Envista Holdings Corp. (a)	10,852	321,653
Masimo Corp. (a)	3,576	565,223
Medtronic PLC	23,116	2,622,510
PerkinElmer, Inc.	12,331	1,197,340
STERIS PLC	3,072	468,234
West Pharmaceutical Services, Inc.	2,687	403,937

		$9,402,860

Natural Gas – Pipeline – 0.4%
Enterprise Products Partners LP	18,241	$513,666
Equitrans Midstream Corp.	28,091	375,296

		$888,962

8

MFS Core Equity Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
COMMON STOCKS – continued
Network & Telecom – 0.6%
Equinix, Inc., REIT	1,341	$782,742
Interxion Holding N.V. (a)	5,750	481,907

		$1,264,649

Oil Services – 0.5%
Cactus, Inc., “A”	5,955	$204,376
Core Laboratories N.V. (l)	7,963	299,966
Patterson-UTI Energy, Inc.	43,943	461,401

		$965,743

Other Banks & Diversified Financials – 6.7%
Bank OZK	19,921	$607,690
Citigroup, Inc.	39,876	3,185,693
Mastercard, Inc., “A”	14,939	4,460,636
Prosperity Bancshares, Inc.	3,200	230,048
SVB Financial Group (a)	1,146	287,692
Truist Financial Corp.	48,397	2,725,719
U.S. Bancorp	33,483	1,985,207
Wintrust Financial Corp.	12,062	855,196

		$14,337,881

Pharmaceuticals – 6.6%
Elanco Animal Health, Inc. (a)	51,006	$1,502,127
Eli Lilly & Co.	19,783	2,600,080
Johnson & Johnson	31,122	4,539,766
Pfizer, Inc.	67,175	2,631,916
Zoetis, Inc.	22,017	2,913,950

		$14,187,839

Pollution Control – 0.3%
Waste Connections, Inc.	6,436	$584,324

Railroad & Shipping – 1.3%
Canadian National Railway Co.	15,606	$1,411,563
Canadian Pacific Railway Ltd.	5,668	1,445,056

		$2,856,619

Real Estate – 2.5%
EPR Properties, REIT	13,336	$942,055
Industrial Logistics Properties Trust, REIT	36,707	822,971
Lexington Realty Trust, REIT	18,372	195,111
Medical Properties Trust, Inc., REIT	57,005	1,203,376
STORE Capital Corp., REIT	24,578	915,285
Sun Communities, Inc., REIT	2,043	306,654
W.P. Carey, Inc., REIT	12,887	1,031,475

		$5,416,927

Restaurants – 1.2%
Starbucks Corp.	21,370	$1,878,850
U.S. Foods Holding Corp. (a)	18,381	769,980

		$2,648,830

Specialty Chemicals – 1.0%
Corteva, Inc.	24,346	$719,668
DuPont de Nemours, Inc.	15,106	969,805
Univar Solutions, Inc. (a)	16,079	389,755

		$2,079,228

Issuer	Shares/Par	Value ($)
COMMON STOCKS – continued
Specialty Stores – 5.9%
Amazon.com, Inc. (a)(s)	3,511	$6,487,766
Burlington Stores, Inc. (a)	4,085	931,502
Chewy, Inc., “A” (a)(l)	6,141	178,089
Costco Wholesale Corp.	3,626	1,065,754
Ross Stores, Inc.	9,778	1,138,355
Target Corp.	14,066	1,803,402
Tractor Supply Co.	10,886	1,017,188

		$12,622,056

Telecommunications – Wireless – 2.1%
American Tower Corp., REIT	19,712	$4,530,212

Telephone Services – 0.6%
Verizon Communications, Inc.	19,684	$1,208,598

Tobacco – 0.6%
Philip Morris International, Inc.	13,759	$1,170,753

Trucking – 0.4%
Forward Air Corp.	6,747	$471,953
Schneider National, Inc.	18,477	403,168

		$875,121

Utilities – Electric Power – 3.1%
American Electric Power Co., Inc.	10,225	$966,365
CenterPoint Energy, Inc.	17,835	486,361
CMS Energy Corp.	12,447	782,170
Duke Energy Corp.	2,372	216,350
Evergy, Inc.	11,902	774,701
Exelon Corp.	17,624	803,478
NextEra Energy, Inc.	5,965	1,444,484
Southern Co.	6,252	398,252
Xcel Energy, Inc.	13,458	854,448

		$6,726,609

Total Common Stocks (Identified Cost, $142,204,741)		$213,148,220

CONVERTIBLE PREFERRED STOCKS – 0.1%
Natural Gas – Distribution – 0.1%
South Jersey Industries, Inc., 7.25%	4,166	$216,257

Utilities – Electric Power – 0.0%
American Electric Power Co., Inc., 6.125%	1,150	$62,250

Total Convertible Preferred Stocks (Identified Cost, $265,800)		$278,507

INVESTMENT COMPANIES (h) – 0.9%
Money Market Funds – 0.9%
MFS Institutional Money Market Portfolio, 1.7% (v) (Identified Cost, $1,972,617)	1,972,595	$1,972,595

COLLATERAL FOR SECURITIES LOANED – 0.1%
State Street Navigator Securities Lending Government Money Market Portfolio, 1.58% (j) (Identified Cost, $70,325)	70,325	$70,325

9

MFS Core Equity Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
SECURITIES SOLD SHORT – (0.6)%
Medical & Health Technology & Services – (0.3)%
Healthcare Services Group, Inc.	(22,511)	$(547,468)

Telecommunications – Wireless – (0.2)%
Crown Castle International Corp., REIT	(3,720)	$(528,798)

Trucking – (0.1)%
XPO Logistics, Inc.	(1,913)	$(152,466)

Total Securities Sold Short (Proceeds Received, $1,218,659)		$(1,228,732)

OTHER ASSETS, LESS LIABILITIES – (0.0)%		(8,694)

NET ASSETS – 100.0%		$214,232,221

(a)	Non-income producing security.

(h)	An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund’s investments in affiliated issuers and in unaffiliated issuers were $1,972,595 and $213,497,052, respectively.

(j)	The rate quoted is the annualized seven-day yield of the fund at period end.

(l)	A portion of this security is on loan. See Note 2 for additional information.

(s)	Security or a portion of the security was pledged to cover collateral requirements for securities sold short.

(v)	Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

REIT	Real Estate Investment Trust

At December 31, 2019, the fund had cash collateral of $159,126 and other liquid securities with an aggregate value of $2,610,718 to cover any collateral or margin obligations for securities sold short. Restricted cash and/or deposits with brokers in the Statement of Assets and Liabilities are comprised of cash collateral.

See Notes to Financial Statements

10

MFS Core Equity Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF ASSETS AND LIABILITIES

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

At 12/31/19

Assets
Investments in unaffiliated issuers, at value, including $211,338 of securities on loan (identified cost, $142,540,866)	$213,497,052
Investments in affiliated issuers, at value (identified cost, $1,972,617)	1,972,595
Deposits with brokers for
Securities sold short	159,126
Receivables for
Fund shares sold	11,802
Interest and dividends	201,436
Other assets	1,404
Total assets	$215,843,415

Liabilities
Payables for
Securities sold short, at value (proceeds received, $1,218,659)	$1,228,732
Fund shares reacquired	232,642
Collateral for securities loaned, at value (c)	70,325
Payable to affiliates
Investment adviser	8,689
Administrative services fee	207
Shareholder servicing costs	30
Distribution and/or service fees	641
Payable for independent Trustees’ compensation	47
Accrued expenses and other liabilities	69,881
Total liabilities	$1,611,194
Net assets	$214,232,221

Net assets consist of
Paid-in capital	$131,846,804
Total distributable earnings (loss)	82,385,417
Net assets	$214,232,221
Shares of beneficial interest outstanding	8,658,822

	Net assets	Shares outstanding	Net asset value per share
Initial Class	$167,487,919	6,750,946	$24.81
Service Class	46,744,302	1,907,876	24.50

(c)	Non-cash collateral is not included.

See Notes to Financial Statements

11

MFS Core Equity Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF OPERATIONS

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Year ended 12/31/19

Net investment income (loss)
Income
Dividends	$3,220,773
Other	38,033
Dividends from affiliated issuers	35,379
Income on securities loaned	25,764
Foreign taxes withheld	(7,193)
Total investment income	$3,312,756
Expenses
Management fee	$1,534,555
Distribution and/or service fees	113,310
Shareholder servicing costs	8,181
Administrative services fee	38,221
Independent Trustees’ compensation	5,262
Custodian fee	12,105
Shareholder communications	32,362
Audit and tax fees	57,156
Legal fees	1,788
Dividend and interest expense on securities sold short	67,715
Interest expense and fees	1,695
Miscellaneous	33,589
Total expenses	$1,905,939
Reduction of expenses by investment adviser	(19,947)
Net expenses	$1,885,992
Net investment income (loss)	$1,426,764

Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers	$10,553,043
Affiliated issuers	(347)
Securities sold short	(128,175)
Foreign currency	(801)
Net realized gain (loss)	$10,423,720
Change in unrealized appreciation or depreciation
Unaffiliated issuers	$45,867,623
Affiliated issuers	(22)
Securities sold short	168,804
Translation of assets and liabilities in foreign currencies	35
Net unrealized gain (loss)	$46,036,440
Net realized and unrealized gain (loss)	$56,460,160
Change in net assets from operations	$57,886,924

See Notes to Financial Statements

12

MFS Core Equity Portfolio

FINANCIAL STATEMENTS  |  STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Year ended
	12/31/19	12/31/18
Change in net assets

From operations
Net investment income (loss)	$1,426,764	$1,561,666
Net realized gain (loss)	10,423,720	26,562,017
Net unrealized gain (loss)	46,036,440	(34,642,636)
Change in net assets from operations	$57,886,924	$(6,518,953)
Total distributions to shareholders	$(28,139,029)	$(23,497,053)
Change in net assets from fund share transactions	$(1,702,049)	$(1,288,330)
Total change in net assets	$28,045,846	$(31,304,336)

Net assets
At beginning of period	186,186,375	217,490,711
At end of period	$214,232,221	$186,186,375

See Notes to Financial Statements

13

MFS Core Equity Portfolio

FINANCIAL STATEMENTS  |  FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Initial Class	Year ended

	12/31/19	12/31/18	12/31/17	12/31/16		12/31/15

Net asset value, beginning of period	$21.68	$25.21	$21.67	$21.28		$23.40

Income (loss) from investment operations
Net investment income (loss) (d)	$0.18	$0.20	$0.17	$0.21	(c)	$0.17
Net realized and unrealized gain (loss)	6.59	(0.78)	5.04	2.16		(0.35)
Total from investment operations	$6.77	$(0.58)	$5.21	$2.37		$(0.18)

Less distributions declared to shareholders
From net investment income	$(0.21)	$(0.18)	$(0.23)	$(0.17)		$(0.13)
From net realized gain	(3.43)	(2.77)	(1.44)	(1.81)		(1.81)
Total distributions declared to shareholders	$(3.64)	$(2.95)	$(1.67)	$(1.98)		$(1.94)
Net asset value, end of period (x)	$24.81	$21.68	$25.21	$21.67		$21.28
Total return (%) (k)(r)(s)(x)	33.19	(3.83)	24.82	11.38	(c)	(0.21)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.88	0.87	0.87	0.84	(c)	0.86
Expenses after expense reductions (f)	0.87	0.86	0.86	0.82	(c)	0.85
Net investment income (loss)	0.75	0.79	0.72	1.00	(c)	0.75
Portfolio turnover	37	40	39	60		50
Net assets at end of period (000 omitted)	$167,488	$144,991	$171,038	$156,040		$156,450

Supplemental Ratios (%):
Ratios of expenses to average net assets after expense reductions excluding short sale expenses and interest expense and fees (f)	0.83	0.83	0.84	0.80	(c)	0.84

See Notes to Financial Statements

14

MFS Core Equity Portfolio

Financial Highlights – continued

Service Class	Year ended

	12/31/19	12/31/18	12/31/17	12/31/16		12/31/15

Net asset value, beginning of period	$21.44	$24.96	$21.47	$21.10		$23.20

Income (loss) from investment operations
Net investment income (loss) (d)	$0.12	$0.14	$0.11	$0.16	(c)	$0.11
Net realized and unrealized gain (loss)	6.51	(0.78)	4.99	2.13		(0.33)
Total from investment operations	$6.63	$(0.64)	$5.10	$2.29		$(0.22)

Less distributions declared to shareholders
From net investment income	$(0.14)	$(0.11)	$(0.17)	$(0.11)		$(0.07)
From net realized gain	(3.43)	(2.77)	(1.44)	(1.81)		(1.81)
Total distributions declared to shareholders	$(3.57)	$(2.88)	$(1.61)	$(1.92)		$(1.88)
Net asset value, end of period (x)	$24.50	$21.44	$24.96	$21.47		$21.10
Total return (%) (k)(r)(s)(x)	32.87	(4.07)	24.50	11.07	(c)	(0.40)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.13	1.12	1.12	1.09	(c)	1.11
Expenses after expense reductions (f)	1.12	1.11	1.11	1.07	(c)	1.10
Net investment income (loss)	0.50	0.54	0.47	0.75	(c)	0.50
Portfolio turnover	37	40	39	60		50
Net assets at end of period (000 omitted)	$46,744	$41,195	$46,453	$42,883		$47,083

Supplemental Ratios (%):
Ratios of expenses to average net assets after expense reductions excluding short sale expenses and interest expense and fees (f)	1.08	1.08	1.09	1.06	(c)	1.09

(c)	Amount reflects a one-time reimbursement of expenses by the custodian (or former custodian) without which net investment income and performance would be lower and expenses would be higher.

(d)	Per share data is based on average shares outstanding.

(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.

(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.

(r)	Certain expenses have been reduced without which performance would have been lower.

(s)

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower. Excluding the effect of the proceeds received from a non-recurring litigation settlement against Household International, Inc., the total return for the year ended December 31, 2017 would have been lower by approximately 0.78%.

(x)

The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

15

MFS Core Equity Portfolio

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Core Equity Portfolio (the fund) is a diversified series of MFS Variable Insurance Trust II (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Equity securities, including restricted equity securities and equity securities sold short, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Equity securities sold short, for which there were no sales reported for that day, are generally valued at the last quoted daily ask quotation on their primary market or exchange as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halt of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset

16

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Notes to Financial Statements – continued

value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of December 31, 2019 in valuing the fund’s assets or liabilities:

Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities	$213,426,727	$—	$—	$213,426,727
Mutual Funds	2,042,920	—	—	2,042,920
Total	$215,469,647	$—	$—	$215,469,647
Securities Sold Short	$(1,228,732)	$—	$—	$(1,228,732)

For further information regarding security characteristics, see the Portfolio of Investments.

The following is a reconciliation of level 3 assets for which significant unobservable inputs were used to determine fair value. The table presents the activity of level 3 securities held at the beginning and the end of the period.

Equity Securities
Balance as of 12/31/18	$18,858
Disposition of worthless securities	0
Realized gain (loss)	(18,858)
Balance as of 12/31/19	$—

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Short Sales – The fund entered into short sales whereby it sells a security it does not own in anticipation of a decline in the value of that security. The fund will realize a gain if the security price decreases and a loss if the security price increases between the date of the short sale and the date on which the fund replaces the borrowed security. Losses from short sales can exceed the proceeds of the security sold; and they can also exceed the potential loss from an ordinary buy and sell transaction. The amount of any premium, dividends, or interest the fund may be required to pay in connection with a short sale will be recognized as a fund expense. During the year ended December 31, 2019, this expense amounted to $67,715. The fund segregates cash or marketable securities in an amount that, when combined with the amount of proceeds from the short sale deposited with the broker, at least equals the current market value of the security sold short.

Security Loans – Under its Securities Lending Agency Agreement with the fund, State Street Bank and Trust Company, as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. Security loans can be terminated at the discretion of either the lending agent or the fund and the related securities must be returned within the earlier of the standard trade settlement period for such securities or within three business days. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. On loans collateralized by cash, the cash collateral is invested in a money market fund. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. The lending agent provides the fund with indemnification against Borrower default. In the event of Borrower default, the lending agent will, for the benefit of the fund, either purchase securities identical to those loaned or, when such purchase is commercially impracticable, pay the fund the market value of the loaned securities. In return, the lending agent assumes the fund’s rights to the related collateral. If the collateral value is less than the cost to purchase identical securities, the lending agent is responsible for the shortfall, but only to the extent that such shortfall is not due to a decline in collateral value resulting from collateral reinvestment for which the fund bears the risk of loss. At period end, the fund had investment securities on loan, all of which were classified as equity securities in the fund’s Portfolio of Investments, with a fair value of $211,338. The fair value of the fund’s investment securities on

17

MFS Core Equity Portfolio

Notes to Financial Statements – continued

loan and a related liability of $70,325 for cash collateral received on securities loaned are both presented gross in the Statement of Assets and Liabilities. Additionally, these loans were collateralized by U.S. Treasury Obligations of $157,671 held by the lending agent. The collateral on securities loaned exceeded the value of securities on loan at period end. The liability for cash collateral for securities loaned is carried at fair value, which is categorized as level 2 within the fair value hierarchy. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is separately reported in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend payments received in additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future.

Book/tax differences primarily relate to wash sale loss deferrals.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	Year ended 12/31/19	Year ended 12/31/18
Ordinary income (including any short-term capital gains)	$2,965,018	$6,671,036
Long-term capital gains	25,174,011	16,826,017
Total distributions	$28,139,029	$23,497,053

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 12/31/19

Cost of investments	$143,728,227
Gross appreciation	72,822,418
Gross depreciation	(2,309,730)
Net unrealized appreciation (depreciation)	$70,512,688

Undistributed ordinary income	3,900,983
Undistributed long-term capital gain	7,858,941
Other temporary differences	112,805

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to

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MFS Core Equity Portfolio

Notes to Financial Statements – continued

shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	Year ended 12/31/19	Year ended 12/31/18
Initial Class	$21,988,555	$18,537,988
Service Class	6,150,474	4,959,065
Total	$28,139,029	$23,497,053

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates based on the fund’s average daily net assets:

Up to $1 billion	0.75%
In excess of $1 billion and up to $2.5 billion	0.65%
In excess of $2.5 billion	0.60%

MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the year ended December 31, 2019, this management fee reduction amounted to $19,947, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended December 31, 2019 was equivalent to an annual effective rate of 0.74% of the fund’s average daily net assets.

The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses (such as short sale dividend and interest expense incurred in connection with the fund’s investment activity), such that total annual operating expenses do not exceed 0.84% of average daily net assets for the Initial Class shares and 1.09% of average daily net assets for the Service Class shares. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until April 30, 2021. For the year ended December 31, 2019, the fund’s actual operating expenses did not exceed the limit and therefore, the investment adviser did not pay any portion of the fund’s expenses related to this agreement.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2019, the fee was $7,679, which equated to 0.0038% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2019, these costs amounted to $502.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended December 31, 2019 was equivalent to an annual effective rate of 0.0187% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration from MFS for their services to the fund. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other funds managed by MFS (the funds) had entered into a service agreement (the ISO Agreement) which provided for payment of fees solely by the funds to Tarantino LLC in return for the provision of services of an Independent Senior Officer (ISO) for the funds. Frank L. Tarantino served as the ISO and was an officer of the funds and the sole member of Tarantino LLC. Effective June 30, 2019, Mr. Tarantino retired from his position as ISO for the funds, and the ISO Agreement was

19

MFS Core Equity Portfolio

Notes to Financial Statements – continued

terminated. For the year ended December 31, 2019, the fee paid by the fund under this agreement was $237 and is included in “Miscellaneous” expense in the Statement of Operations. MFS had agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ISO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS.

The fund is permitted to engage in purchase and sale transactions with funds and accounts for which MFS serves as investment adviser or sub-adviser (“cross-trades”) pursuant to a policy adopted by the Board of Trustees. This policy has been designed to ensure that cross-trades conducted by the fund comply with Rule 17a-7 under the Investment Company Act of 1940. During the year ended December 31, 2019, the fund engaged in purchase and sale transactions pursuant to this policy, which amounted to $77,407 and $79,712, respectively. The sales transactions resulted in net realized gains (losses) of $10,948.

The adviser has voluntarily undertaken to reimburse the fund from its own resources on a quarterly basis for the cost of investment research embedded in the cost of the fund’s securities trades. This agreement may be rescinded at any time. For the year ended December 31, 2019, this reimbursement amounted to $13,365, which is included in “Other” income in the Statement of Operations.

(4)	Portfolio Securities

For the year ended December 31, 2019, purchases and sales of investments, other than short sales and short-term obligations, aggregated $75,435,779 and $102,390,963, respectively.

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 12/31/19		Year ended 12/31/18

	Shares	Amount	Shares	Amount
Shares sold
Initial Class	173,198	$4,231,121	194,535	$4,980,452
Service Class	114,041	2,743,994	265,699	6,551,910
	287,239	$6,975,115	460,234	$11,532,362

Shares issued to shareholders in reinvestment of distributions
Initial Class	988,694	$21,988,555	743,602	$18,537,988
Service Class	279,694	6,150,474	200,935	4,959,065
	1,268,388	$28,139,029	944,537	$23,497,053

Shares reacquired
Initial Class	(1,099,951)	$(26,894,741)	(1,034,631)	$(26,088,919)
Service Class	(407,368)	(9,921,452)	(406,173)	(10,228,826)
	(1,507,319)	$(36,816,193)	(1,440,804)	$(36,317,745)

Net change
Initial Class	61,941	$(675,065)	(96,494)	$(2,570,479)
Service Class	(13,633)	(1,026,984)	60,461	1,282,149
	48,308	$(1,702,049)	(36,033)	$(1,288,330)

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndicate of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the highest of one month LIBOR, the Federal Funds Effective Rate and the Overnight Bank Funding Rate, plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at rates equal to customary reference rates plus an agreed upon spread. For the year ended December 31, 2019, the fund’s commitment fee and interest expense were $1,110 and $0, respectively, and are included in “Interest expense and fees” in the Statement of Operations.

20

MFS Core Equity Portfolio

Notes to Financial Statements – continued

(7)	Investments in Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the following were affiliated issuers:

Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
MFS Institutional Money Market Portfolio	$2,863,869	$36,669,823	$37,560,728	$(347)	$(22)	$1,972,595

Affiliated Issuers					Dividend Income	Capital Gain Distributions
MFS Institutional Money Market Portfolio					$35,379	$—

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MFS Core Equity Portfolio

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Variable Insurance Trust II and the Shareholders of MFS Core Equity Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of MFS Core Equity Portfolio (the “Fund”), including the portfolio of investments, as of December 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2019, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 14, 2020

We have served as the auditor of one or more of the MFS investment companies since 1924.

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MFS Core Equity Portfolio

TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of February 1, 2020, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 56)	Trustee	February 2004	133	Massachusetts Financial Services Company, Executive Chairman (since January 2017); Director; Chairman of the Board; Chief Executive Officer (until 2015); Co-Chief Executive Officer (2015-2016)	N/A

Robin A. Stelmach (k) (age 58)	Trustee	January 2014	133	Massachusetts Financial Services Company, Vice Chair (since January 2017); Chief Operating Officer and Executive Vice President (until January 2017)	N/A

INDEPENDENT TRUSTEES
John P. Kavanaugh (age 65)	Trustee and Chair of Trustees	January 2009	133	Private investor	N/A

Steven E. Buller (age 68)	Trustee	February 2014	133	Financial Accounting Standards Advisory Council, Chairman (2014-2015); Public Company Accounting Oversight Board, Standing Advisory Group, Member (until 2014); BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A

John A. Caroselli (age 65)	Trustee	March 2017	133	JC Global Advisors, LLC (management consulting), President (since 2015); First Capital Corporation (commercial finance), Executive Vice President (until 2015)	N/A

Maureen R. Goldfarb (age 64)	Trustee	January 2009	133	Private investor	N/A

Peter D. Jones (age 64)	Trustee	January 2019	133	Franklin Templeton Distributors, Inc. (investment management), President (until 2015); Franklin Templeton Institutional, LLC (investment management), Chairman (until 2015)	N/A

James W. Kilman, Jr. (age 58)	Trustee	January 2019	133	Burford Capital Limited (finance and investment management), Chief Financial Officer (since 2019); KielStrand Capital LLC (family office), Chief Executive Officer (since 2016); Morgan Stanley & Co. (financial services), Vice Chairman of Investment Banking, Co-Head of Diversified Financials Coverage – Financial Institutions Investment Banking Group (until 2016)	Alpha-En Corporation, Director (2016-2019)

23

MFS Core Equity Portfolio

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
Clarence Otis, Jr. (age 63)	Trustee	March 2017	133	Darden Restaurants, Inc., Chief Executive Officer (until 2014)	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director; Federal Reserve Bank of Atlanta, Director (until 2015)

Maryanne L. Roepke (age 63)	Trustee	May 2014	133	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A

Laurie J. Thomsen (age 62)	Trustee	March 2005	133	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director (since 2015)

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 46)	Assistant Secretary and Assistant Clerk	July 2005	133	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

Kino Clark (k) (age 51)	Assistant Treasurer	January 2012	133	Massachusetts Financial Services Company, Vice President

John W. Clark, Jr. (k) (age 52)	Assistant Treasurer	April 2017	133	Massachusetts Financial Services Company, Vice President (since March 2017); Deutsche Bank (financial services), Department Head –Treasurer’s Office (until February 2017)

Thomas H. Connors (k) (age 60)	Assistant Secretary and Assistant Clerk	September 2012	133	Massachusetts Financial Services Company, Vice President and Senior Counsel

David L. DiLorenzo (k) (age 51)	President	July 2005	133	Massachusetts Financial Services Company, Senior Vice President

Heidi W. Hardin (k) (age 52)	Secretary and Clerk	April 2017	133	Massachusetts Financial Services Company, Executive Vice President and General Counsel (since March 2017); Harris Associates (investment management), General Counsel (from September 2015 to January 2017); Janus Capital Management LLC (investment management), Senior Vice President and General Counsel (until September 2015)

Brian E. Langenfeld (k) (age 46)	Assistant Secretary and Assistant Clerk	June 2006	133	Massachusetts Financial Services Company, Vice President and Senior Counsel

Amanda S. Mooradian (k) (age 40)	Assistant Secretary and Assistant Clerk	September 2018	133	Massachusetts Financial Services Company, Assistant Vice President and Counsel

Susan A. Pereira (k) (age 49)	Assistant Secretary and Assistant Clerk	July 2005	133	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

Kasey L. Phillips (k) (age 49)	Assistant Treasurer	September 2012	133	Massachusetts Financial Services Company, Vice President

Matthew A. Stowe (k) (age 45)	Assistant Secretary and Assistant Clerk	October 2014	133	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

24

MFS Core Equity Portfolio

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
Martin J. Wolin (k) (age 52)	Chief Compliance Officer	July 2015	133	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer (since July 2015); Mercer (financial service provider), Chief Risk and Compliance Officer, North America and Latin America (until June 2015)

James O. Yost (k) (age 59)	Treasurer	September 1990	133	Massachusetts Financial Services Company, Senior Vice President

(h)

Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(k)

“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee (other than Messrs. Jones and Kilman) has been elected by shareholders and each Trustee and Officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Messrs. Jones and Kilman became Trustees of the Funds on January 1, 2019. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board’s retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).

Messrs. Buller, Kilman and Otis and Ms. Roepke are members of the Trust’s Audit Committee.

Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.

The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	Custodian State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900

Distributor MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116

Portfolio Manager(s) Joseph MacDougall

25

MFS Core Equity Portfolio

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

MFS Core Equity Portfolio

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2019 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Senior Officer, a senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2018 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Broadridge performance universe”), (ii) information provided by Broadridge on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Broadridge as well as all other funds in the same investment classification/category (the “Broadridge expense group and universe”), (iii) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the Broadridge performance universe over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Broadridge performance universe over the five-year period ended December 31, 2018, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Initial Class shares was in the 1st quintile relative to the other funds in the universe for this five-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Initial Class shares was in the 1st quintile for each of the one- and three-year periods ended December 31, 2018 relative to the Broadridge performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

26

MFS Core Equity Portfolio

Board Review of Investment Advisory Agreement – continued

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets and the advisory fee and total expense ratios of the Broadridge expense group based on information provided by Broadridge. The Trustees considered that MFS currently observes an expense limitation for the Fund, which may not be changed without the Trustees’ approval. The Trustees also considered that, according to the data provided by Broadridge (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each higher than the Broadridge expense group median.

The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund, if any. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.

The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to contractual breakpoints that reduce the Fund’s advisory fee rate on average daily net assets over $1 billion and $2.5 billion. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the breakpoints and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the MFS Funds. The Trustees also considered that, effective January 3, 2018, MFS had discontinued its historic practice of obtaining investment research from portfolio brokerage commissions paid by certain MFS Funds and would thereafter directly pay for or voluntarily reimburse a Fund, if applicable, for the costs of external research acquired through the use of the Fund’s portfolio brokerage commissions.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2019.

27

MFS Core Equity Portfolio

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at http://www.sec.gov. A shareholder can obtain the portfolio holdings report for the first and third quarters of the fund’s fiscal year at mfs.com/vit2 by choosing the fund’s name and then selecting the “Resources” tab and clicking on “Prospectus and Reports”.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available at https://www.mfs.com/en-us/what-we-do/announcements.html or at mfs.com/vit2 by choosing the fund’s name.

INFORMATION ABOUT FUND CONTRACTS AND LEGAL CLAIMS

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

FEDERAL TAX INFORMATION (unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates $27,692,000 as capital gain dividends paid during the fiscal year.

For corporate shareholders, 89.09% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

28

rev. 3/16

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•  Social Security number and account balances

•  Account transactions and transaction history

•  Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

29

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

•  open an account or provide account information

•  direct us to buy securities or direct us to sell your securities

•  make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•  sharing for affiliates’ everyday business purposes – information about your creditworthiness

•  affiliates from using your information to market to you

•  sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

•  MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

30

Annual Report

December 31, 2019

MFS® Emerging Markets Equity Portfolio

MFS® Variable Insurance Trust II

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, the insurance company that offers your contract may determine that it will no longer send you paper copies of the fund’s annual and semiannual shareholder reports unless you specifically request paper copies from the insurance company or from your financial intermediary. Instead, the shareholder reports will be made available on a Web site (insurancefunds.mfs.com or other Web site of which you will be notified), and the insurance company will notify you by mail each time a report is posted and provide you with a Web site link to access the report. Instructions for requesting paper copies will be provided by your insurance company or financial intermediary.

If you already elected to receive shareholder reports by email, you will not be affected by this change and you need not take any action. If your insurance company or financial intermediary offers electronic delivery, you may elect to receive shareholder reports and other communications from the insurance company or financial intermediary by email by following the instructions provided by the insurance company or financial intermediary.

Beginning on January 1, 2019, you may elect to receive all future reports in paper free of charge from the insurance company or financial intermediary. You can inform the insurance company or financial intermediary that you wish to continue receiving paper copies of your shareholder reports by contacting your insurance company or financial intermediary. Your election to receive reports in paper will apply to all funds held in your account with your insurance company or financial intermediary.

FCE-ANN

MFS® Emerging Markets Equity Portfolio

The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK OR CREDIT UNION GUARANTEE • NOT A DEPOSIT • NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS Emerging Markets Equity Portfolio

LETTER FROM THE EXECUTIVE CHAIR

Dear Contract Owners:

Slowing global growth, low inflation, and trade friction between the United States and China have been hallmarks of the past 12 months. After experiencing an uptick in market volatility in late 2018, markets steadied for most of 2019, thanks in large measure to the adoption of a dovish policy stance on the part of global central banks, focused on supporting economic growth. Negotiations aimed at a “phase one” trade deal between the U.S. and China bore fruit at the end of the period, boosting investor sentiment, while signs of stability emerging from the global manufacturing sector also lifted spirits. Uncertainty over Brexit, along with the ripple effects from the trade conflict, hampered business confidence and investment in the United Kingdom and Europe for much of the period, though investors expect greater clarity regarding Brexit as a result of December’s general election. The pro-Brexit Conservative Party won the election by a comfortable margin and set the stage for the U.K.’s departure from the EU at the end of January.

Markets expect the longest economic expansion in U.S. history will continue, albeit at a slower pace, as trade tensions recede. In an effort to prolong the expansion, the U.S. Federal Reserve lowered interest rates three times between July and October and the European Central Bank loosened policy in September. While the global monetary policy backdrop remains quite accommodative, signs of easing trade tensions and fading global recession fears led to improved market sentiment in late 2019 as investors grew less risk averse. In early 2020, an outbreak of coronavirus emanating from China reintroduced global growth fears, causing an uptick in volatility.

Here at MFS®, we aim to help our clients navigate the growing complexity of the markets and world economies. Our long-term investment philosophy and commitment to the responsible allocation of capital allow us to tune out the noise and uncover what we believe are the best, most durable investment opportunities in the market. Through our powerful global investment platform, we combine collective expertise, thoughtful risk management and long-term discipline to create sustainable value for investors.

Respectfully,

Robert J. Manning

Executive Chair

MFS Investment Management

February 14, 2020

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

1

MFS Emerging Markets Equity Portfolio

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
Taiwan Semiconductor Manufacturing Co. Ltd.	6.7%
Samsung Electronics Co. Ltd.	5.3%
Tencent Holdings Ltd.	5.3%
Alibaba Group Holding Ltd., ADR	3.7%
Housing Development Finance Corp. Ltd.	3.0%
Yum China Holdings, Inc.	2.8%
LUKOIL PJSC, ADR	2.5%
AIA Group Ltd.	2.4%
Banco Bradesco S.A., ADR	2.3%
NAVER Corp.	2.1%

GICS equity sectors (g)
Financials	25.4%
Information Technology	16.7%
Consumer Discretionary	14.1%
Communication Services	12.0%
Consumer Staples	10.6%
Industrials	7.8%
Energy	4.6%
Materials	3.1%
Real Estate	1.9%
Utilities	1.4%
Health Care	0.9%

Issuer country weightings (x)
China	23.1%
South Korea	13.9%
India	9.5%
Taiwan	9.4%
Brazil	8.0%
Hong Kong	7.3%
Russia	5.5%
South Africa	3.8%
Indonesia	3.5%
Other Countries	16.0%

Currency exposure weightings (y)
Hong Kong Dollar	19.0%
South Korean Won	13.9%
Taiwan Dollar	9.4%
Indian Rupee	8.6%
Chinese Renminbi	8.3%
Brazilian Real	8.0%
United States Dollar	6.3%
Russian Ruble	5.5%
South African Rand	3.8%
Other Currencies	17.2%

(g)

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and S&P Global Market Intelligence Inc. (“S&P Global Market Intelligence”). GICS is a service mark of MSCI and S&P Global Market Intelligence and has been licensed for use by MFS.

(x)

Represents the portfolio’s exposure to issuer countries as a percentage of the portfolio’s net assets. For purposes of this presentation, United States (included in Other Countries) includes Cash & Cash Equivalents.

(y)	Represents the portfolio’s exposure to a particular currency as a percentage of a portfolio’s net assets. For purposes of this presentation, United States Dollar includes Cash & Cash Equivalents.

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

Percentages are based on net assets as of December 31, 2019.

The portfolio is actively managed and current holdings may be different.

2

MFS Emerging Markets Equity Portfolio

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended December 31, 2019, Initial Class shares of the MFS Emerging Markets Equity Portfolio (fund) provided a total return of 20.52%, while Service Class shares of the fund provided a total return of 20.18%. These compare with a return of 18.42% over the same period for the fund’s benchmark, the MSCI Emerging Markets Index (net div).

Market Environment

Fading fears of a near-term global recession, the announcement of a partial trade deal between the United States and China and the decline in uncertainty over Brexit helped bolster market sentiment late in the period. Changes in market sentiment, largely driven by uncertainty over the outcome of trade negotiations between the US and China, had contributed to periodic bouts of volatility during the reporting period. The global economy decelerated, led by weakness in China and Europe, although the pace of the slowdown moderated late in the period amid nascent signs of stabilization in the manufacturing sector.

The deteriorating global growth backdrop, along with declining inflationary pressures, prompted the US Federal Reserve to adopt a more dovish posture beginning in early 2019, resulting in the first interest rate cut in over a decade at the end of July, followed by additional cuts in September and October. The Fed’s actions led to a sharp decline in long-term interest rates during the period’s second half, causing the inversion of portions of the US Treasury yield curve for a time. Amid an improvement in risk sentiment in Q4 2019 and indications of a bottoming in growth and a potential upturn in activity, the Fed indicated in October that further rate cuts were unlikely unless the outlook for the economy materially worsened.

Globally, central banks have tilted more dovish as well, with the European Central Bank unveiling a package of easing measures, which included putting overnight rates deeper into negative territory, restarting its bond-buying program and lengthening the term of cheap loans to banks to three years from two. The central banks of India and Australia are among those that have cut rates several times in recent months, although China has been more cautious in increasing liquidity as it keeps trying to deleverage its economy, cutting rates only marginally.

Emerging markets experienced considerable volatility through the end of 2018, as tighter global financial conditions exposed structural weakness in some countries. Those conditions improved in 2019 as the Fed became more dovish. Notwithstanding the periodic headwinds on market sentiment from significant trade friction between the US and China over much of the year, emerging market hard currency debt and local rates benefited from relatively cheap valuations at the beginning of the period and easier global monetary conditions. These factors, plus the fading of certain global risk factors mentioned above, hastened spread tightening in the latter part of the period. At the same time, idiosyncratic risks spiked in some countries (e.g., Argentina and Lebanon), contributing to increased dispersion in performance among sovereign assets.

Contributors to Performance

Security selection in the communication services, information technology and industrials sectors was a primary factor that contributed to the fund’s performance relative to the MSCI Emerging Markets Index. Within the communication services sector, the fund’s overweight position in internet search engine and online computer games provider NAVER (South Korea) benefited relative returns. Shares of NAVER rose after the company reported operating profit results that were ahead of estimates, primarily due to solid revenue growth and the stabilization of key operating costs, including labor costs, as well as positively-received news of the spin-off of NAVER Pay. Finally, the announcement of the merger between NAVER-owned LINE and Softbank-owned Yahoo Japan further aided the stock price. Within the information technology sector, the fund’s holdings of software development services and information technology solutions provider Luxoft Holding (b)(h) (Switzerland), and its overweight position in semiconductor manufacturer Taiwan Semiconductor Manufacturing (Taiwan), aided relative results. Within the industrials sector, the fund’s holdings of electronic power tools manufacturer Techtronic Industries (b) (Hong Kong) bolstered relative performance.

Stocks in other sectors that were among the fund’s top relative contributors included overweight positions in brewing company China Resources Beer Holdings (China), fast-food restaurant operator Yum China Holdings, integrated oil company LUKOIL PJSC (Russia), wine producer Kweichow Moutai (China), travel service provider Ctrip.Com (h) (China) and financial management firm E.Sun Financial Holding (Taiwan).

Detractors from Performance

Security selection in the consumer discretionary sector detracted from relative performance during the reporting period. Here, an overweight position in motor vehicle company Mahindra & Mahindra (India) held back relative results.

Elsewhere, overweight positions in internet search provider Baidu (China), snack manufacturer Orion (South Korea), financial services provider Metropolitan Bank & Trust (Philippines), commercial vehicle finance services provider Shriram Transport Finance (India) and commercial banking services provider Public Bank Berhad (Malaysia) weighed on relative performance. The fund’s holdings of heavy machinery manufacturer Bharat Heavy Electricals (b) (India), supermarkets and convenient stores operator Dairy Farm International

3

MFS Emerging Markets Equity Portfolio

Management Review – continued

Holdings (b) (Hong Kong) and sealed container and kitchen utensils manufacturer Lock & Lock (b)(h) (South Korea) further held back relative returns. Not owning shares of strong-performing global energy company Gazprom (Russia) also weakened relative results.

Respectfully,

Portfolio Manager(s)

Jose Luis Garcia, Robert Lau, and Harry Purcell

(b)	Security is not a benchmark constituent.

(h)	Security was not held in the portfolio at period end.

The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

4

MFS Emerging Markets Equity Portfolio

PERFORMANCE SUMMARY THROUGH 12/31/19

The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.

Growth of a Hypothetical $10,000 Investment

Total Returns through 12/31/19

Average annual total returns

Share Class	Class Inception Date	1-yr	5-yr	10-yr
Initial Class	6/05/96	20.52%	6.39%	3.75%
Service Class	8/24/01	20.18%	6.13%	3.50%

Comparative benchmark(s)
MSCI Emerging Markets Index (net div) (f)		18.42%	5.61%	3.68%

(f)	Source: FactSet Research Systems Inc.

Benchmark Definition(s)

MSCI Emerging Markets Index (net div) – a market capitalization-weighted index that is designed to measure equity market performance in the global emerging markets. Morgan Stanley Capital International (“MSCI”) makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

5

MFS Emerging Markets Equity Portfolio

EXPENSE TABLE

Fund Expenses Borne by the Contract Holders during the Period,

July 1, 2019 through December 31, 2019

As a contract holder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2019 through December 31, 2019.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight the fund’s ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/19	Ending Account Value 12/31/19	Expenses Paid During Period (p) 7/01/19-12/31/19
Initial Class	Actual	1.25%	$1,000.00	$1,067.64	$6.51
	Hypothetical (h)	1.25%	$1,000.00	$1,018.90	$6.36
Service Class	Actual	1.50%	$1,000.00	$1,066.72	$7.81
	Hypothetical (h)	1.50%	$1,000.00	$1,017.64	$7.63

(h)	5% class return per year before expenses.

(p)

“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Notes to Expense Table

Changes to the fund’s fee arrangements occurred during the six month period. Had these fee changes been in effect throughout the entire six month period, the annualized expense ratios, the actual expenses paid during the period, and the hypothetical expenses paid during the period would have been approximately 1.23%, $6.41, and $6.26 for Initial Class and 1.48%, $7.71, and $7.53 for Service Class, respectively. For further information about the fund’s fee arrangements and changes to those fee arrangements, please see Note 3 in the Notes to Financial Statements.

6

MFS Emerging Markets Equity Portfolio

PORTFOLIO OF INVESTMENTS – 12/31/19

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)
COMMON STOCKS – 98.5%
Alcoholic Beverages – 4.0%
Ambev S.A., ADR	156,740	$730,409
China Resources Beer Holdings Co. Ltd.	132,000	730,105
Kweichow Moutai Co. Ltd., “A”	2,300	390,614

		$1,851,128

Automotive – 2.6%
Hero MotoCorp Ltd.	10,108	$345,965
Mahindra & Mahindra Ltd.	48,366	360,180
PT Astra International Tbk	1,015,700	504,453

		$1,210,598

Brokerage & Asset Managers – 0.5%
Moscow Exchange MICEX-RTS	128,167	$222,504

Business Services – 0.3%
Tata Consultancy Services Ltd.	5,428	$164,388

Computer Software – 0.5%
Prosus N.V. (a)	3,359	$250,671

Computer Software – Systems – 0.9%
Linx S.A.	47,300	$416,478

Construction – 2.2%
PT Indocement Tunggal Prakarsa Tbk	221,700	$303,825
Techtronic Industries Co. Ltd.	91,000	742,149

		$1,045,974

Consumer Products – 0.5%
Dabur India Ltd.	37,635	$241,697

Consumer Services – 2.4%
51job, Inc., ADR (a)	7,625	$647,363
MakeMyTrip Ltd. (a)	19,736	451,954

		$1,099,317

Electrical Equipment – 2.0%
Bharat Heavy Electricals Ltd.	320,458	$195,072
LS Industrial Systems Co. Ltd. (a)	15,871	745,480

		$940,552

Electronics – 14.0%
ASM Pacific Technology Ltd.	19,700	$273,292
Samsung Electronics Co. Ltd.	51,841	2,497,924
Silicon Motion Technology Corp., ADR	11,732	594,930
Taiwan Semiconductor Manufacturing Co. Ltd.	285,258	3,149,761

		$6,515,907

Energy – Integrated – 3.4%
LUKOIL PJSC, ADR	11,636	$1,154,059
Petroleo Brasileiro S.A., ADR	28,013	446,527

		$1,600,586

Food & Beverages – 5.1%
AVI Ltd.	73,250	$465,304
Fomento Economico Mexicano S.A.B. de C.V., ADR	1,926	182,026

Issuer	Shares/Par	Value ($)
COMMON STOCKS – continued
Food & Beverages – continued
Inner Mongolia Yili Industrial Group Co. Ltd., “A”	42,800	$190,108
Orion Corp. (a)	9,190	838,381
Tingyi (Cayman Islands) Holding Corp.	422,000	720,275

		$2,396,094

Food & Drug Stores – 0.3%
Dairy Farm International Holdings Ltd.	23,500	$134,185

Forest & Paper Products – 0.9%
Suzano S.A.	42,200	$416,262

Gaming & Lodging – 1.3%
Genting Berhad	422,600	$625,041

General Merchandise – 0.8%
S.A.C.I. Falabella	42,000	$181,025
Walmart de Mexico S.A.B. de C.V.	65,240	186,844

		$367,869

Insurance – 3.9%
AIA Group Ltd.	104,600	$1,098,043
Samsung Fire & Marine Insurance Co. Ltd. (a)	3,377	711,055

		$1,809,098

Internet – 13.0%
Alibaba Group Holding Ltd., ADR (a)	8,053	$1,708,041
Baidu, Inc., ADR (a)	7,457	942,565
NAVER Corp. (a)	6,006	968,584
Tencent Holdings Ltd.	51,300	2,472,733

		$6,091,923

Machinery & Tools – 3.7%
Doosan Bobcat, Inc.	23,974	$709,869
Haitian International Holdings Ltd.	242,000	586,343
PT United Tractors Tbk	292,600	451,765

		$1,747,977

Major Banks – 6.3%
ABSA Group Ltd.	72,654	$774,471
Banco Bradesco S.A., ADR	119,158	1,066,464
China Construction Bank	1,016,670	878,071
Industrial & Commercial Bank of China, “H”	298,000	229,457

		$2,948,463

Metals & Mining – 0.9%
Vale S.A., ADR	33,555	$442,926

Network & Telecom – 1.5%
VTech Holdings Ltd.	69,000	$681,827

Oil Services – 0.2%
Lamprell PLC (a)	199,973	$103,040

Other Banks & Diversified Financials – 14.8%
Abu Dhabi Commercial Bank	99,849	$215,293
Bancolombia S.A., ADR	4,721	258,663
Credicorp Ltd.	1,682	358,485

7

MFS Emerging Markets Equity Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
COMMON STOCKS – continued
Other Banks & Diversified Financials – continued
E.Sun Financial Holding Co. Ltd.	712,038	$662,703
Grupo Financiero Inbursa S.A. de C.V.	287,681	352,840
Housing Development Finance Corp. Ltd.	41,570	1,405,048
Kasikornbank Co. Ltd.	95,200	476,391
Komercni Banka A.S.	10,248	374,976
Metropolitan Bank & Trust Co.	566,900	742,136
Public Bank Berhad	112,400	534,178
Sberbank of Russia	212,920	873,927
Shriram Transport Finance Co. Ltd.	39,084	641,250

		$6,895,890

Pharmaceuticals – 0.9%
Genomma Lab Internacional S.A., “B” (a)	436,492	$431,932

Real Estate – 2.0%
Aldar Properties PJSC	324,412	$190,771
Hang Lung Properties Ltd.	221,000	484,979
Multiplan Empreendimentos Imobiliarios S.A.	28,638	235,642

		$911,392

Restaurants – 2.8%
Yum China Holdings, Inc.	26,897	$1,291,325

Specialty Chemicals – 0.6%
PTT Global Chemical PLC	150,700	$286,772

Specialty Stores – 0.6%
Dufry AG	3,020	$299,628

Telecommunications – Wireless – 0.7%
Mobile TeleSystems PJSC, ADR	29,994	$304,439

Telephone Services – 3.2%
Helios Tower PLC (a)	126,157	$264,030
Hellenic Telecommunications Organization S.A.	27,479	439,539
Naspers Ltd.	3,359	549,390
PT XL Axiata Tbk (a)	993,700	225,475

		$1,478,434

Issuer	Shares/Par	Value ($)
COMMON STOCKS – continued
Tobacco – 0.3%
PT Hanjaya Mandala Sampoerna Tbk	950,450	$143,774

Utilities – Electric Power – 1.4%
CESC Ltd.	49,754	$513,585
NTPC Ltd.	77,908	129,941

		$643,526

Total Common Stocks (Identified Cost, $31,659,718)		$46,011,617

INVESTMENT COMPANIES (h) – 1.0%
Money Market Funds – 1.0%
MFS Institutional Money Market Portfolio, 1.7% (v) (Identified Cost, $451,912)	451,912	$451,912

OTHER ASSETS, LESS LIABILITIES – 0.5%		217,839

NET ASSETS – 100.0%		$46,681,368

(a)	Non-income producing security.

(h)	An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund’s investments in affiliated issuers and in unaffiliated issuers were $451,912 and $46,011,617, respectively.

(v)	Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

ADR	American Depositary Receipt

See Notes to Financial Statements

8

MFS Emerging Markets Equity Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF ASSETS AND LIABILITIES

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

At 12/31/19

Assets
Investments in unaffiliated issuers, at value (identified cost, $31,659,718)	$46,011,617
Investments in affiliated issuers, at value (identified cost, $451,912)	451,912
Foreign currency, at value (identified cost, $11,262)	11,207
Receivables for
Investments sold	292,461
Fund shares sold	20,314
Dividends	101,999
Receivable from investment adviser	8,743
Other assets	533
Total assets	$46,898,786

Liabilities
Payable to custodian	$3,539
Payables for
Investments purchased	36,125
Fund shares reacquired	46,050
Payable to affiliates
Administrative services fee	96
Shareholder servicing costs	13
Distribution and/or service fees	352
Payable for independent Trustees’ compensation	4
Deferred country tax expense payable	21,752
Accrued expenses and other liabilities	109,487
Total liabilities	$217,418
Net assets	$46,681,368

Net assets consist of
Paid-in capital	$30,132,207
Total distributable earnings (loss)	16,549,161
Net assets	$46,681,368
Shares of beneficial interest outstanding	2,762,707

	Net assets	Shares outstanding	Net asset value per share
Initial Class	$21,065,382	1,236,333	$17.04
Service Class	25,615,986	1,526,374	16.78

See Notes to Financial Statements

9

MFS Emerging Markets Equity Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF OPERATIONS

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Year ended 12/31/19

Net investment income (loss)
Income
Dividends	$1,214,324
Non-cash dividends	291,946
Dividends from affiliated issuers	12,384
Other	5,264
Income on securities loaned	17
Foreign taxes withheld	(123,226)
Total investment income	$1,400,709
Expenses
Management fee	$481,193
Distribution and/or service fees	61,948
Shareholder servicing costs	3,401
Administrative services fee	17,500
Independent Trustees’ compensation	1,377
Custodian fee	95,876
Shareholder communications	7,694
Audit and tax fees	75,152
Legal fees	390
Miscellaneous	28,312
Total expenses	$772,843
Reduction of expenses by investment adviser	(119,305)
Net expenses	$653,538
Net investment income (loss)	$747,171

Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers	$2,331,594
Affiliated issuers	(63)
Foreign currency	(12,611)
Net realized gain (loss)	$2,318,920
Change in unrealized appreciation or depreciation
Unaffiliated issuers (net of $3,688 decrease in deferred country tax)	$5,464,751
Affiliated issuers	1
Translation of assets and liabilities in foreign currencies	(465)
Net unrealized gain (loss)	$5,464,287
Net realized and unrealized gain (loss)	$7,783,207
Change in net assets from operations	$8,530,378

See Notes to Financial Statements

10

MFS Emerging Markets Equity Portfolio

FINANCIAL STATEMENTS  |  STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Year ended
	12/31/19	12/31/18
Change in net assets

From operations
Net investment income (loss)	$747,171	$276,402
Net realized gain (loss)	2,318,920	2,579,877
Net unrealized gain (loss)	5,464,287	(10,326,119)
Change in net assets from operations	$8,530,378	$(7,469,840)
Total distributions to shareholders	$(1,657,028)	$(118,016)
Change in net assets from fund share transactions	$(5,052,431)	$(5,242,859)
Total change in net assets	$1,820,919	$(12,830,715)

Net assets
At beginning of period	44,860,449	57,691,164
At end of period	$46,681,368	$44,860,449

See Notes to Financial Statements

11

MFS Emerging Markets Equity Portfolio

FINANCIAL STATEMENTS  |  FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Initial Class	Year ended

	12/31/19	12/31/18	12/31/17	12/31/16		12/31/15

Net asset value, beginning of period	$14.75	$17.19	$12.59	$11.59		$13.46

Income (loss) from investment operations
Net investment income (loss) (d)	$0.28	$0.11	$0.06	$0.15	(c)	$0.10
Net realized and unrealized gain (loss)	2.63	(2.49)	4.71	0.93		(1.84)
Total from investment operations	$2.91	$(2.38)	$4.77	$1.08		$(1.74)

Less distributions declared to shareholders
From net investment income	$(0.11)	$(0.06)	$(0.17)	$(0.08)		$(0.13)
From net realized gain	(0.51)	—	—	—		—
Total distributions declared to shareholders	$(0.62)	$(0.06)	$(0.17)	$(0.08)		$(0.13)
Net asset value, end of period (x)	$17.04	$14.75	$17.19	$12.59		$11.59
Total return (%) (k)(r)(s)(x)	20.45	(13.89)	37.98	9.28	(c)	(12.89)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.55	1.50	1.53	1.34	(c)	1.65
Expenses after expense reductions (f)	1.29	1.37	1.40	1.13	(c)	1.40
Net investment income (loss)	1.76	0.65	0.41	1.29	(c)	0.74
Portfolio turnover	21	31	27	47		51
Net assets at end of period (000 omitted)	$21,065	$20,887	$28,026	$22,605		$25,665

Service Class	Year ended

	12/31/19	12/31/18	12/31/17	12/31/16		12/31/15

Net asset value, beginning of period	$14.53	$16.94	$12.41	$11.42		$13.24

Income (loss) from investment operations
Net investment income (loss) (d)	$0.24	$0.07	$0.02	$0.12	(c)	$0.06
Net realized and unrealized gain (loss)	2.58	(2.46)	4.64	0.91		(1.80)
Total from investment operations	$2.82	$(2.39)	$4.66	$1.03		$(1.74)

Less distributions declared to shareholders
From net investment income	$(0.06)	$(0.02)	$(0.13)	$(0.04)		$(0.08)
From net realized gain	(0.51)	—	—	—		—
Total distributions declared to shareholders	$(0.57)	$(0.02)	$(0.13)	$(0.04)		$(0.08)
Net asset value, end of period (x)	$16.78	$14.53	$16.94	$12.41		$11.42
Total return (%) (k)(r)(s)(x)	20.11	(14.13)	37.66	9.04	(c)	(13.08)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.80	1.75	1.78	1.58	(c)	1.90
Expenses after expense reductions (f)	1.54	1.62	1.65	1.37	(c)	1.65
Net investment income (loss)	1.52	0.40	0.16	1.02	(c)	0.46
Portfolio turnover	21	31	27	47		51
Net assets at end of period (000 omitted)	$25,616	$23,973	$29,665	$24,307		$25,678

See Notes to Financial Statements

12

MFS Emerging Markets Equity Portfolio

Financial Highlights – continued

(c)	Amount reflects a one-time reimbursement of expenses by the custodian (or former custodian) without which net investment income and performance would be lower and expenses would be higher.

(d)	Per share data is based on average shares outstanding.

(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.

(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.

(r)	Certain expenses have been reduced without which performance would have been lower.

(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

(x)

The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

13

MFS Emerging Markets Equity Portfolio

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Emerging Markets Equity Portfolio (the fund) is a diversified series of MFS Variable Insurance Trust II (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in foreign securities, including securities of emerging market issuers. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s market, economic, industrial, political, regulatory, geopolitical, and other conditions. Investments in emerging markets can involve additional and greater risks than the risks associated with investments in developed foreign markets. Emerging markets can have less developed markets, greater custody and operational risk, less developed legal, regulatory, and accounting systems, and greater political, social, and economic instability than developed markets.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halt of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the

14

MFS Emerging Markets Equity Portfolio

Notes to Financial Statements – continued

issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of December 31, 2019 in valuing the fund’s assets or liabilities:

Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities:
China	$10,787,000	$—	$—	$10,787,000
South Korea	2,518,020	3,953,273	—	6,471,293
India	4,449,080	—	—	4,449,080
Taiwan	4,407,394	—	—	4,407,394
Brazil	3,754,708	—	—	3,754,708
Hong Kong	3,414,475	—	—	3,414,475
Russia	1,458,498	1,096,431	—	2,554,929
South Africa	1,789,165	—	—	1,789,165
Indonesia	673,074	956,218	—	1,629,292
Other Countries	5,991,118	763,163	—	6,754,281
Mutual Funds	451,912	—	—	451,912
Total	$39,694,444	$6,769,085	$—	$46,463,529

For further information regarding security characteristics, see the Portfolio of Investments.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans – Under its Securities Lending Agency Agreement with the fund, State Street Bank and Trust Company, as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. Security loans can be terminated at the discretion of either the lending agent or the fund and the related securities must be returned within the earlier of the standard trade settlement period for such securities or within three business days. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. On loans collateralized by cash, the cash collateral is invested in a money market fund. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. The lending agent provides the fund with indemnification against Borrower default. In the event of Borrower default, the lending agent will, for the benefit of the fund, either purchase securities identical to those loaned or, when such purchase is commercially impracticable, pay the fund the market value of the loaned securities. In return, the lending agent assumes the fund’s rights to the related collateral. If the collateral value is less than the cost to purchase identical securities, the lending agent is responsible for the shortfall, but only to the extent that such shortfall is not due to a decline in collateral value resulting from collateral reinvestment for which the fund bears the risk of loss. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is separately reported in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income. At December 31, 2019, there were no securities on loan or collateral outstanding.

15

MFS Emerging Markets Equity Portfolio

Notes to Financial Statements – continued

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend payments received in additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future.

Book/tax differences primarily relate to passive foreign investment companies, wash sale loss deferrals, and foreign taxes.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	Year ended 12/31/19	Year ended 12/31/18
Ordinary income (including any short-term capital gains)	$231,002	$118,016
Long-term capital gains	1,426,026	—
Total distributions	$1,657,028	$118,016

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 12/31/19

Cost of investments	$33,489,730
Gross appreciation	14,705,618
Gross depreciation	(1,731,819)
Net unrealized appreciation (depreciation)	$12,973,799

Undistributed ordinary income	1,858,338
Undistributed long-term capital gain	1,754,547
Other temporary differences	(37,523)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	Year ended 12/31/19	Year ended 12/31/18
Initial Class	$771,534	$87,265
Service Class	885,494	30,751
Total	$1,657,028	$118,016

16

MFS Emerging Markets Equity Portfolio

Notes to Financial Statements – continued

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates based on the fund’s average daily net assets:

Up to $500 million	1.05%
In excess of $500 million	1.00%

MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the year ended December 31, 2019, this management fee reduction amounted to $4,471, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended December 31, 2019 was equivalent to an annual effective rate of 1.04% of the fund’s average daily net assets.

For the period from January 1, 2019 through July 31, 2019, the investment adviser had agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, such that total annual operating expenses did not exceed 1.33% of average daily net assets for the Initial Class shares and 1.58% of average daily net assets for the Service Class shares. This written agreement terminated on July 31, 2019. For the period from January 1, 2019 through July 31, 2019, this reduction amounted to $66,768, which is included in the reduction of total expenses in the Statement of Operations. Effective August 1, 2019, the investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, such that total annual operating expenses do not exceed 1.23% of average daily net assets for the Initial Class shares and 1.48% of average daily net assets for the Service Class shares. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until April 30, 2021. For the period from August 1, 2019 through December 31, 2019, this reduction amounted to $48,066, which is included in the reduction of total expenses in the Statement of Operations.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2019, the fee was $3,145, which equated to 0.0069% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2019, these costs amounted to $256.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended December 31, 2019 was equivalent to an annual effective rate of 0.0382% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration from MFS for their services to the fund. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other funds managed by MFS (the funds) had entered into a service agreement (the ISO Agreement) which provided for payment of fees solely by the funds to Tarantino LLC in return for the provision of services of an Independent Senior Officer (ISO) for the funds. Frank L. Tarantino served as the ISO and was an officer of the funds and the sole member of Tarantino LLC. Effective June 30, 2019, Mr. Tarantino retired from his position as ISO for the funds, and the ISO Agreement was terminated. For the year ended December 31, 2019, the fee paid by the fund under this agreement was $55 and is included in “Miscellaneous” expense in the Statement of Operations. MFS had agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ISO.

17

MFS Emerging Markets Equity Portfolio

Notes to Financial Statements – continued

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS.

The fund is permitted to engage in purchase and sale transactions with funds and accounts for which MFS serves as investment adviser or sub-adviser (“cross-trades”) pursuant to a policy adopted by the Board of Trustees. This policy has been designed to ensure that cross-trades conducted by the fund comply with Rule 17a-7 under the Investment Company Act of 1940. During the year ended December 31, 2019, the fund engaged in purchase and sale transactions pursuant to this policy, which amounted to $93,659 and $136,613, respectively. The sales transactions resulted in net realized gains (losses) of $14,017.

The adviser has voluntarily undertaken to reimburse the fund from its own resources on a quarterly basis for the cost of investment research embedded in the cost of the fund’s securities trades. This agreement may be rescinded at any time. For the year ended December 31, 2019, this reimbursement amounted to $5,245, which is included in “Other” income in the Statement of Operations.

(4)	Portfolio Securities

For the year ended December 31, 2019, purchases and sales of investments, other than short-term obligations, aggregated $9,617,420 and $16,193,764, respectively.

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 12/31/19		Year ended 12/31/18

	Shares	Amount	Shares	Amount
Shares sold
Initial Class	45,254	$732,087	59,189	$1,002,780
Service Class	189,058	2,968,265	398,376	6,530,385
	234,312	$3,700,352	457,565	$7,533,165

Shares issued to shareholders in reinvestment of distributions
Initial Class	52,736	$771,534	5,241	$87,265
Service Class	61,407	885,494	1,874	30,751
	114,143	$1,657,028	7,115	$118,016

Shares reacquired
Initial Class	(277,562)	$(4,435,286)	(278,563)	$(4,678,515)
Service Class	(374,054)	(5,974,525)	(501,945)	(8,215,525)
	(651,616)	$(10,409,811)	(780,508)	$(12,894,040)

Net change
Initial Class	(179,572)	$(2,931,665)	(214,133)	$(3,588,470)
Service Class	(123,589)	(2,120,766)	(101,695)	(1,654,389)
	(303,161)	$(5,052,431)	(315,828)	$(5,242,859)

The fund is one of several mutual funds in which certain MFS funds may invest. The MFS funds do not invest in the underlying funds for the purpose of exercising management or control. At the end of the period, the MFS Growth Allocation Portfolio was the owner of record of approximately 8% of the value of outstanding voting shares of the fund.

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndicate of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the highest of one month LIBOR, the Federal Funds Effective Rate and the Overnight Bank Funding Rate, plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at rates equal to customary reference rates plus an agreed upon spread. For the year ended December 31, 2019, the fund’s commitment fee and interest expense were $250 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

18

MFS Emerging Markets Equity Portfolio

Notes to Financial Statements – continued

(7)	Investments in Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the following were affiliated issuers:

Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
MFS Institutional Money Market Portfolio	$364,115	$9,825,661	$9,737,802	$(63)	$1	$451,912

Affiliated Issuers					Dividend Income	Capital Gain Distributions
MFS Institutional Money Market Portfolio					$12,384	$—

19

MFS Emerging Markets Equity Portfolio

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Variable Insurance Trust II and the Shareholders of

MFS Emerging Markets Equity Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of MFS Emerging Markets Equity Portfolio (the “Fund”), including the portfolio of investments, as of December 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2019, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 14, 2020

We have served as the auditor of one or more of the MFS investment companies since 1924.

20

MFS Emerging Markets Equity Portfolio

TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of February 1, 2020, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 56)	Trustee	February 2004	133	Massachusetts Financial Services Company, Executive Chairman (since January 2017); Director; Chairman of the Board; Chief Executive Officer (until 2015); Co-Chief Executive Officer (2015-2016)	N/A

Robin A. Stelmach (k) (age 58)	Trustee	January 2014	133	Massachusetts Financial Services Company, Vice Chair (since January 2017); Chief Operating Officer and Executive Vice President (until January 2017)	N/A

INDEPENDENT TRUSTEES
John P. Kavanaugh (age 65)	Trustee and Chair of Trustees	January 2009	133	Private investor	N/A

Steven E. Buller (age 68)	Trustee	February 2014	133	Financial Accounting Standards Advisory Council, Chairman (2014-2015); Public Company Accounting Oversight Board, Standing Advisory Group, Member (until 2014); BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A

John A. Caroselli (age 65)	Trustee	March 2017	133	JC Global Advisors, LLC (management consulting), President (since 2015); First Capital Corporation (commercial finance), Executive Vice President (until 2015)	N/A

Maureen R. Goldfarb (age 64)	Trustee	January 2009	133	Private investor	N/A

Peter D. Jones (age 64)	Trustee	January 2019	133	Franklin Templeton Distributors, Inc. (investment management), President (until 2015); Franklin Templeton Institutional, LLC (investment management), Chairman (until 2015)	N/A

James W. Kilman, Jr. (age 58)	Trustee	January 2019	133	Burford Capital Limited (finance and investment management), Chief Financial Officer (since 2019); KielStrand Capital LLC (family office), Chief Executive Officer (since 2016); Morgan Stanley & Co. (financial services), Vice Chairman of Investment Banking, Co-Head of Diversified Financials Coverage – Financial Institutions Investment Banking Group (until 2016)	Alpha-En Corporation, Director (2016-2019)

21

MFS Emerging Markets Equity Portfolio

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
Clarence Otis, Jr. (age 63)	Trustee	March 2017	133	Darden Restaurants, Inc., Chief Executive Officer (until 2014)	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director; Federal Reserve Bank of Atlanta, Director (until 2015)

Maryanne L. Roepke (age 63)	Trustee	May 2014	133	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A

Laurie J. Thomsen (age 62)	Trustee	March 2005	133	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director (since 2015)

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 46)	Assistant Secretary and Assistant Clerk	July 2005	133	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

Kino Clark (k) (age 51)	Assistant Treasurer	January 2012	133	Massachusetts Financial Services Company, Vice President

John W. Clark, Jr. (k) (age 52)	Assistant Treasurer	April 2017	133	Massachusetts Financial Services Company, Vice President (since March 2017); Deutsche Bank (financial services), Department Head –Treasurer’s Office (until February 2017)

Thomas H. Connors (k) (age 60)	Assistant Secretary and Assistant Clerk	September 2012	133	Massachusetts Financial Services Company, Vice President and Senior Counsel

David L. DiLorenzo (k) (age 51)	President	July 2005	133	Massachusetts Financial Services Company, Senior Vice President

Heidi W. Hardin (k) (age 52)	Secretary and Clerk	April 2017	133	Massachusetts Financial Services Company, Executive Vice President and General Counsel (since March 2017); Harris Associates (investment management), General Counsel (from September 2015 to January 2017); Janus Capital Management LLC (investment management), Senior Vice President and General Counsel (until September 2015)

Brian E. Langenfeld (k) (age 46)	Assistant Secretary and Assistant Clerk	June 2006	133	Massachusetts Financial Services Company, Vice President and Senior Counsel

Amanda S. Mooradian (k) (age 40)	Assistant Secretary and Assistant Clerk	September 2018	133	Massachusetts Financial Services Company, Assistant Vice President and Counsel

Susan A. Pereira (k) (age 49)	Assistant Secretary and Assistant Clerk	July 2005	133	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

Kasey L. Phillips (k) (age 49)	Assistant Treasurer	September 2012	133	Massachusetts Financial Services Company, Vice President

Matthew A. Stowe (k) (age 45)	Assistant Secretary and Assistant Clerk	October 2014	133	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

22

MFS Emerging Markets Equity Portfolio

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
Martin J. Wolin (k) (age 52)	Chief Compliance Officer	July 2015	133	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer (since July 2015); Mercer (financial service provider), Chief Risk and Compliance Officer, North America and Latin America (until June 2015)

James O. Yost (k) (age 59)	Treasurer	September 1990	133	Massachusetts Financial Services Company, Senior Vice President

(h)

Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(k)

“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee (other than Messrs. Jones and Kilman) has been elected by shareholders and each Trustee and Officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Messrs. Jones and Kilman became Trustees of the Funds on January 1, 2019. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board’s retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).

Messrs. Buller, Kilman and Otis and Ms. Roepke are members of the Trust’s Audit Committee.

Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.

The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	Custodian State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900

Distributor MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116

Portfolio Manager(s) Jose Luis Garcia Robert Lau Harry Purcell

23

MFS Emerging Markets Equity Portfolio

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

MFS Emerging Markets Equity Portfolio

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2019 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Senior Officer, a senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2018 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Broadridge performance universe”), (ii) information provided by Broadridge on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Broadridge as well as all other funds in the same investment classification/category (the “Broadridge expense group and universe”), (iii) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the Broadridge performance universe over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Broadridge performance universe over the five-year period ended December 31, 2018, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Initial Class shares was in the 2nd quintile relative to the other funds in the universe for this five-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Initial Class shares was in the 1st quintile for each of the one- and three-year periods ended December 31, 2018 relative to the Broadridge performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

24

MFS Emerging Markets Equity Portfolio

Board Review of Investment Advisory Agreement – continued

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets and the advisory fee and total expense ratios of the Broadridge expense group based on information provided by Broadridge. The Trustees considered that MFS currently observes an expense limitation for the Fund, which may not be changed without the Trustees’ approval. The Trustees also considered that, according to the data provided by Broadridge (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate was approximately at the Broadridge expense group median and the Fund’s total expense ratio was higher than the Broadridge expense group median. The Trustees also noted that MFS has agreed to further reduce such expense limitation for the Fund effective August 1, 2019, which may not be changed without the Trustees’ approval.

The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund, if any. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.

The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to a contractual breakpoint that reduces the Fund’s advisory fee rate on average daily net assets over $500 million. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the breakpoint and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the MFS Funds. The Trustees also considered that, effective January 3, 2018, MFS had discontinued its historic practice of obtaining investment research from portfolio brokerage commissions paid by certain MFS Funds and would thereafter directly pay for or voluntarily reimburse a Fund, if applicable, for the costs of external research acquired through the use of the Fund’s portfolio brokerage commissions.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2019.

25

MFS Emerging Markets Equity Portfolio

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at http://www.sec.gov. A shareholder can obtain the portfolio holdings report for the first and third quarters of the fund’s fiscal year at mfs.com/vit2 by choosing the fund’s name and then selecting the “Resources” tab and clicking on “Prospectus and Reports”.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available at https://www.mfs.com/en-us/what-we-do/announcements.html or at mfs.com/vit2 by choosing the fund’s name.

INFORMATION ABOUT FUND CONTRACTS AND LEGAL CLAIMS

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

FEDERAL TAX INFORMATION (unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates $1,569,000 as capital gain dividends paid during the fiscal year.

For corporate shareholders, 6.65% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

Income derived from foreign sources was $1,487,849. The fund intends to pass through foreign tax credits of $116,164 for the fiscal year.

26

rev. 3/16

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•  Social Security number and account balances

•  Account transactions and transaction history

•  Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

27

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

•  open an account or provide account information

•  direct us to buy securities or direct us to sell your securities

•  make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•  sharing for affiliates’ everyday business purposes – information about your creditworthiness

•  affiliates from using your information to market to you

•  sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

•  MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

28

Annual Report

December 31, 2019

MFS® Global Governments Portfolio

MFS® Variable Insurance Trust II

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, the insurance company that offers your contract may determine that it will no longer send you paper copies of the fund’s annual and semiannual shareholder reports unless you specifically request paper copies from the insurance company or from your financial intermediary. Instead, the shareholder reports will be made available on a Web site (insurancefunds.mfs.com or other Web site of which you will be notified), and the insurance company will notify you by mail each time a report is posted and provide you with a Web site link to access the report. Instructions for requesting paper copies will be provided by your insurance company or financial intermediary.

If you already elected to receive shareholder reports by email, you will not be affected by this change and you need not take any action. If your insurance company or financial intermediary offers electronic delivery, you may elect to receive shareholder reports and other communications from the insurance company or financial intermediary by email by following the instructions provided by the insurance company or financial intermediary.

Beginning on January 1, 2019, you may elect to receive all future reports in paper free of charge from the insurance company or financial intermediary. You can inform the insurance company or financial intermediary that you wish to continue receiving paper copies of your shareholder reports by contacting your insurance company or financial intermediary. Your election to receive reports in paper will apply to all funds held in your account with your insurance company or financial intermediary.

WGS-ANN

MFS® Global Governments Portfolio

The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK OR CREDIT UNION GUARANTEE • NOT A DEPOSIT • NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS Global Governments Portfolio

LETTER FROM THE EXECUTIVE CHAIR

Dear Contract Owners:

Slowing global growth, low inflation, and trade friction between the United States and China have been hallmarks of the past 12 months. After experiencing an uptick in market volatility in late 2018, markets steadied for most of 2019, thanks in large measure to the adoption of a dovish policy stance on the part of global central banks, focused on supporting economic growth. Negotiations aimed at a “phase one” trade deal between the U.S. and China bore fruit at the end of the period, boosting investor sentiment, while signs of stability emerging from the global manufacturing sector also lifted spirits. Uncertainty over Brexit, along with the ripple effects from the trade conflict, hampered business confidence and investment in the United Kingdom and Europe for much of the period, though investors expect greater clarity regarding Brexit as a result of December’s general election. The pro-Brexit Conservative Party won the election by a comfortable margin and set the stage for the U.K.’s departure from the EU at the end of January.

Markets expect the longest economic expansion in U.S. history will continue, albeit at a slower pace, as trade tensions recede. In an effort to prolong the expansion, the U.S. Federal Reserve lowered interest rates three times between July and October and the European Central Bank loosened policy in September. While the global monetary policy backdrop remains quite accommodative, signs of easing trade tensions and fading global recession fears led to improved market sentiment in late 2019 as investors grew less risk averse. In early 2020, an outbreak of coronavirus emanating from China reintroduced global growth fears, causing an uptick in volatility.

Here at MFS®, we aim to help our clients navigate the growing complexity of the markets and world economies. Our long-term investment philosophy and commitment to the responsible allocation of capital allow us to tune out the noise and uncover what we believe are the best, most durable investment opportunities in the market. Through our powerful global investment platform, we combine collective expertise, thoughtful risk management and long-term discipline to create sustainable value for investors.

Respectfully,

Robert J. Manning

Executive Chair

MFS Investment Management

February 14, 2020

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

1

MFS Global Governments Portfolio

PORTFOLIO COMPOSITION

Portfolio structure (i)

Fixed income sectors (i)
U.S. Treasury Securities	43.4%
Non-U.S. Government Bonds	42.7%
Emerging Markets Bonds	5.7%
Mortgage-Backed Securities	0.8%
Commercial Mortgage-Backed Securities	0.6%
U.S. Government Agencies	0.4%
Municipal Bonds	0.4%
Collateralized Debt Obligations	0.2%
Investment Grade Corporates	0.1%

Composition including fixed income credit quality (a)(i)
AAA	6.4%
AA	10.8%
A	17.0%
BBB	7.8%
BB	5.0%
U.S. Government	43.4%
Federal Agencies	1.2%
Not Rated	2.7%
Cash & Cash Equivalents	5.7%
Other (o)	0.0%

Portfolio facts (i)
Average Duration (d)	8.4
Average Effective Maturity (m)	10.8 yrs.

Issuer country weightings (i)(x)
United States	51.6%
Japan	16.1%
United Kingdom	8.1%
Italy	5.2%
Greece	4.9%
France	3.9%
Canada	2.9%
Spain	2.1%
Australia	2.0%
Other Countries	3.2%

Currency exposure weightings (i)(y)
United States Dollar	41.4%
Euro	27.0%
Japanese Yen	18.3%
British Pound Sterling	6.8%
New Zealand Dollar	1.5%
Australian Dollar	1.5%
Canadian Dollar	1.1%
Mexican Peso	0.8%
Brazilian Real	0.5%
Other Currencies	1.1%

(a)	For all securities other than those specifically described below, ratings are assigned to underlying securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). Securities rated BBB or higher are considered investment grade. All ratings are subject to change. U.S. Government includes securities issued by the U.S. Department of the Treasury. Federal Agencies includes rated and unrated U.S. Agency fixed-income securities, U.S. Agency mortgage-backed securities, and collateralized mortgage obligations of U.S. Agency mortgage-backed securities. Not Rated includes fixed income securities and fixed income derivatives, which have not been rated by any rating agency. The fund may or may not have held all of these instruments on this date. The fund is not rated by these agencies.
(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value due to the interest rate move.
(i)	For purposes of this presentation, the components include the value of securities, and reflect the impact of the equivalent exposure of derivative positions, if any. These amounts may be negative from time to time. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than value. The bond component will include any accrued interest amounts.
(m)	In determining each instrument’s effective maturity for purposes of calculating the fund’s dollar-weighted average effective maturity, MFS uses the instrument’s stated maturity or, if applicable, an earlier date on which MFS believes it is probable that a maturity-shortening device (such as a put, pre-refunding or prepayment) will cause the instrument to be repaid. Such an earlier date can be substantially shorter than the instrument’s stated maturity.

2

MFS Global Governments Portfolio

Portfolio Composition – continued

(o)	Less than 0.1%.
(x)	Represents the portfolio’s exposure to issuer countries as a percentage of a portfolio’s net assets. For purposes of this presentation, United States includes Cash & Cash Equivalents and Other.
(y)	Represents the portfolio’s exposure to a particular currency as a percentage of a portfolio’s net assets. For purposes of this presentation, United States Dollar includes Cash & Cash Equivalents.

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

Other includes equivalent exposure from currency derivatives and/or any offsets to derivative positions.

Percentages are based on net assets as of December 31, 2019.

The portfolio is actively managed and current holdings may be different.

3

MFS Global Governments Portfolio

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended December 31, 2019, Initial Class shares of the MFS Global Governments Portfolio (fund) provided a total return of 6.08%, while Service Class shares of the fund provided a total return of 5.79%. These compare with a return of 6.02% for the fund’s benchmark, the JPMorgan Global Government Bond Index (Unhedged).

Market Environment

Fading fears of a near-term global recession, the announcement of a partial trade deal between the United States and China and the decline in uncertainty over Brexit helped bolster market sentiment late in the period. Changes in market sentiment, largely driven by uncertainty over the outcome of trade negotiations between the US and China, had contributed to periodic bouts of volatility during the reporting period. The global economy decelerated, led by weakness in China and Europe, although the pace of the slowdown moderated late in the period amid nascent signs of stabilization in the manufacturing sector.

The deteriorating global growth backdrop, along with declining inflationary pressures, prompted the US Federal Reserve to adopt a more dovish posture beginning in early 2019, resulting in the first interest rate cut in over a decade at the end of July, followed by additional cuts in September and October. The Fed’s actions led to a sharp decline in long-term interest rates during the period’s second half, causing the inversion of portions of the US Treasury yield curve for a time. Amid an improvement in risk sentiment in Q4 2019 and indications of a bottoming in growth and a potential upturn in activity, the Fed indicated in October that further rate cuts were unlikely unless the outlook for the economy materially worsened.

Globally, central banks have tilted more dovish as well, with the European Central Bank unveiling a package of easing measures, which included putting overnight rates deeper into negative territory, restarting its bond-buying program and lengthening the term of cheap loans to banks to three years from two. The central banks of India and Australia are among those that have cut rates several times in recent months, although China has been more cautious in increasing liquidity as it keeps trying to deleverage its economy, cutting rates only marginally.

Emerging markets experienced considerable volatility through the end of 2018, as tighter global financial conditions exposed structural weakness in some countries. Those conditions improved in 2019 as the Fed became more dovish. Notwithstanding the periodic headwinds on market sentiment from significant trade friction between the US and China over much of the year, emerging market hard currency debt and local rates benefited from relatively cheap valuations at the beginning of the period and easier global monetary conditions. These factors, plus the fading of certain global risk factors mentioned above, hastened spread tightening in the latter part of the period. At the same time, idiosyncratic risks spiked in some countries (e.g., Argentina and Lebanon), contributing to increased dispersion in performance among sovereign assets.

Factors Affecting Performance

Relative to the JPMorgan Global Government Bond Index (Unhedged), the fund’s currency exposure was a key detractor from performance, most notably its underweight exposures to both the euro and US dollar, and overweight exposure to the Norwegian krone. An underweight allocation to Italian-issued debt also weakened relative returns.

On the positive side, the fund’s longer relative duration (d) stance to the United States, Australian and New Zealand yield curves (y), where interest rates generally declined, strengthened relative performance. From an asset allocation perspective, the fund’s out-of-benchmark exposure to both Greek and Portuguese-issued bonds benefited relative performance, as both delivered returns that outpaced the benchmark.

Respectfully,

Portfolio Manager(s)

Robert Spector and Erik Weisman

Note to Shareholders: Effective September 1, 2019, Robert Spector was added as a Portfolio Manager of the Fund and Matt Ryan was removed as a Portfolio Manager of the Fund.

(d)

Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value.

(y)	A yield curve graphically depicts the yields of different maturity bonds of the same credit quality and type; a normal yield curve is upward sloping, with short-term rates lower than long-term rates.

The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

4

MFS Global Governments Portfolio

PERFORMANCE SUMMARY THROUGH 12/31/19

The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.

Growth of a Hypothetical $10,000 Investment

Total Returns through 12/31/19

Average annual total returns

Share Class	Class Inception Date	1-yr	5-yr	10-yr
Initial Class	5/16/88	6.08%	1.64%	1.46%
Service Class	8/24/01	5.79%	1.38%	1.20%

Comparative benchmark(s)
JPMorgan Global Government Bond Index (Unhedged) (f)		6.02%	2.16%	2.15%

(f)	Source: FactSet Research Systems Inc.

Benchmark Definition(s)

JPMorgan Global Government Bond Index (Unhedged) – measures developed government bond markets around the world.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

5

MFS Global Governments Portfolio

EXPENSE TABLE

Fund Expenses Borne by the Contract Holders during the Period,

July 1, 2019 through December 31, 2019

As a contract holder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2019 through December 31, 2019.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight the fund’s ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/19	Ending Account Value 12/31/19	Expenses Paid During Period (p) 7/01/19-12/31/19
Initial Class	Actual	0.87%	$1,000.00	$1,002.61	$4.39
	Hypothetical (h)	0.87%	$1,000.00	$1,020.82	$4.43
Service Class	Actual	1.12%	$1,000.00	$1,001.61	$5.65
	Hypothetical (h)	1.12%	$1,000.00	$1,019.56	$5.70

(h)	5% class return per year before expenses.

(p)

“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

6

MFS Global Governments Portfolio

PORTFOLIO OF INVESTMENTS – 12/31/19

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par		Value ($)
BONDS – 93.7%
Foreign Bonds – 48.1%
Australia – 2.0%
Commonwealth of Australia, 2.75%, 6/21/2035	AUD	2,632,000	$2,131,493
Commonwealth of Australia, 3.25%, 6/21/2039		350,000	304,065
Commonwealth of Australia, 3%, 3/21/2047		150,000	127,518

			$2,563,076

Belgium – 1.0%
Kingdom of Belgium, 1.25%, 4/22/2033	EUR	520,000	$653,320
Kingdom of Belgium, 1.6%, 6/22/2047		495,000	657,817

			$1,311,137

Canada – 2.9%
Government of Canada, 2.75%, 6/01/2022	CAD	4,200,000	$3,315,172
Government of Canada, 5.75%, 6/01/2033		250,000	284,078
Government of Canada, 5%, 6/01/2037		125,000	142,648

			$3,741,898

France – 3.9%
Republic of France, 0.5%, 5/25/2029	EUR	2,200,000	$2,565,808
Republic of France, 1.25%, 5/25/2036		1,150,000	1,442,825
Republic of France, 3.25%, 5/25/2045		405,000	712,002
Republic of France, 4%, 4/25/2055		140,000	298,999
Republic of France, 1.75%, 5/25/2066		65,000	90,920

			$5,110,554

Germany – 0.3%
Federal Republic of Germany, 0.5%, 2/15/2028	EUR	354,000	$423,186

Greece – 4.8%
Hellenic Republic (Republic of
Greece), 3.875%, 3/12/2029	EUR	4,650,000	$6,282,547

Italy – 5.2%
Republic of Italy, 3.5%, 3/01/2030	EUR	1,285,000	$1,726,583
Republic of Italy, 1.65%, 3/01/2032		1,430,000	1,620,849
Republic of Italy, 2.45%, 9/01/2033		750,000	915,065
Republic of Italy, 5%, 9/01/2040		1,248,000	2,034,661
Republic of Italy, 3.25%, 9/01/2046		325,000	430,399

			$6,727,557

Japan – 16.1%
Government of Japan, 2.9%, 11/20/2030	JPY	970,000,000	$11,722,221
Government of Japan, 2.4%, 3/20/2037		367,600,000	4,630,363
Government of Japan, 2.3%, 3/20/2040		327,000,000	4,196,001
Government of Japan, 1.8%, 3/20/2043		13,000,000	158,809
Government of Japan, 0.8%, 6/20/2047		25,000,000	254,841

			$20,962,235

Issuer	Shares/Par		Value ($)
BONDS – continued
Foreign Bonds – continued
Mexico – 0.8%
United Mexican States, 8.5%, 5/31/2029	MXN	17,000,000	$1,000,741

Norway – 0.5%
City of Oslo, 1.6%, 5/05/2022	NOK	6,000,000	$676,862

Portugal – 0.3%
Republic of Portugal, 4.1%, 2/15/2045	EUR	256,000	$454,637

Spain – 2.0%
Kingdom of Spain, 4.7%, 7/30/2041	EUR	395,000	$750,608
Kingdom of Spain, 5.15%, 10/31/2044		920,000	1,907,387

			$2,657,995

Sweden – 0.2%
Kingdom of Sweden, 0.75%, 11/12/2029	SEK	2,500,000	$282,482

United Kingdom – 8.1%
United Kingdom Treasury, 1.5%, 7/22/2026	GBP	2,000,000	$2,796,898
United Kingdom Treasury, 6%, 12/07/2028		1,065,000	2,051,337
United Kingdom Treasury, 0.875%, 10/22/2029		1,275,000	1,695,434
United Kingdom Treasury, 4.25%, 6/07/2032		471,000	862,214
United Kingdom Treasury, 4.25%, 3/07/2036		438,000	843,984
United Kingdom Treasury, 1.75%, 9/07/2037		300,000	429,250
United Kingdom Treasury, 4.25%, 12/07/2040		127,000	259,334
United Kingdom Treasury, 3.25%, 1/22/2044		330,000	607,917
United Kingdom Treasury, 3.75%, 7/22/2052		239,000	522,885
United Kingdom Treasury, 4%, 1/22/2060		80,000	198,199
United Kingdom Treasury, 3.5%, 7/22/2068		100,000	241,658

			$10,509,110

Total Foreign Bonds			$62,704,017

U.S. Bonds – 45.6%
Asset-Backed & Securitized – 0.8%
Cantor Commercial Real Estate, 2019-CF3, “A4”, 3.005%, 1/15/2053		$315,000	$322,643
Citigroup Commercial Mortgage Trust, 2019-C7, “A4”, 3.102%, 12/15/2072		233,275	241,005
Commercial Mortgage Pass-Through Certificates, 2019-BN24, “A3”, 2.96%, 11/15/2062		170,384	174,531

7

MFS Global Governments Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
BONDS – continued
U.S. Bonds – continued
Asset-Backed & Securitized – continued
Galaxy CLO Ltd., 2018-29A, “A”, FLR, 2.7% (LIBOR - 3mo. + 0.79%), 11/15/2026 (n)	$231,622	$231,503

		$969,682

Consumer Services – 0.1%
Conservation Fund, 3.474%, 12/15/2029	$158,000	$157,291

Mortgage-Backed – 0.8%
Freddie Mac, 3.32%, 2/25/2023	$5,000	$5,184
Freddie Mac, 3.117%, 6/25/2027	322,320	338,807
Freddie Mac, 3.9%, 4/25/2028	300,000	331,191
Freddie Mac, 4.06%, 10/25/2028	340,000	379,939

		$1,055,121

Municipals – 0.4%
Chicago, IL, “B”, 7.375%, 1/01/2033	$165,000	$197,650
Michigan Finance Authority Hospital Rev. (Trinity Health Credit Group), 3.384%, 12/01/2040	285,000	284,362

		$482,012

U.S. Government Agencies and Equivalents – 0.4%
Small Business Administration, 4.57%, 6/01/2025	$3,148	$3,285
Small Business Administration, 5.09%, 10/01/2025	2,782	2,907
Small Business Administration, 5.21%, 1/01/2026	41,561	43,564
Small Business Administration, 2.22%, 3/01/2033	479,311	474,821

		$524,577

Issuer	Shares/Par	Value ($)
BONDS – continued
U.S. Bonds – continued
U.S. Treasury Obligations – 43.1%
U.S. Treasury Bonds, 1.375%, 8/31/2020	$4,000,000	$3,993,202
U.S. Treasury Bonds, 2.25%, 2/15/2027	5,211,000	5,350,900
U.S. Treasury Bonds, 4.5%, 8/15/2039	4,888,400	6,626,721
U.S. Treasury Bonds, 2.75%, 11/15/2042	2,011,000	2,143,514
U.S. Treasury Bonds, 3.625%, 2/15/2044	1,500,000	1,841,127
U.S. Treasury Notes, 3.5%, 5/15/2020	10,355,000	10,424,168
U.S. Treasury Notes, 2.625%, 5/15/2021	2,000,000	2,027,181
U.S. Treasury Notes, 2.75%, 2/15/2024	3,790,000	3,950,066
U.S. Treasury Notes, 2.125%, 5/15/2025	4,270,700	4,354,336
U.S. Treasury Notes, 1.5%, 8/15/2026	6,720,000	6,582,190
U.S. Treasury Notes, 2.875%, 5/15/2028	8,302,300	8,930,392

		$56,223,797

Total U.S. Bonds		$59,412,480

Total Bonds (Identified Cost, $117,447,756)		$122,116,497

INVESTMENT COMPANIES (h) – 3.8%
Money Market Funds – 3.8%
MFS Institutional Money Market Portfolio, 1.7% (v) (Identified Cost, $4,935,688)	4,936,006	$4,936,006

OTHER ASSETS, LESS LIABILITIES – 2.5%		3,317,857

NET ASSETS – 100.0%		$130,370,360

(h)	An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund’s investments in affiliated issuers and in unaffiliated issuers were $4,936,006 and $122,116,497, respectively.

(n)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $231,503, representing 0.2% of net assets.

(v)	Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

CLO	Collateralized Loan Obligation

FLR	Floating Rate. Interest rate resets periodically based on the parenthetically disclosed reference rate plus a spread (if any). The period-end rate reported may not be the current rate. All reference rates are USD unless otherwise noted.

LIBOR	London Interbank Offered Rate

Abbreviations indicate amounts shown in currencies other than the U.S. dollar. All amounts are stated in U.S. dollars unless otherwise indicated. A list of abbreviations is shown below:

AUD	Australian Dollar

BRL	Brazilian Real

CAD	Canadian Dollar

CHF	Swiss Franc

CLP	Chilean Peso

DKK	Danish Krone

8

MFS Global Governments Portfolio

Portfolio of Investments – continued

EUR	Euro

GBP	British Pound

JPY	Japanese Yen

MXN	Mexican Peso

NOK	Norwegian Krone

NZD	New Zealand Dollar

SEK	Swedish Krona

Derivative Contracts at 12/31/19

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
Asset Derivatives
AUD	471,000	USD	325,501	Merrill Lynch International	2/28/2020	$5,481
AUD	1,050,000	USD	729,728	Morgan Stanley Capital Services, Inc.	2/28/2020	8,130
AUD	448,000	USD	314,035	State Street Bank Corp.	2/28/2020	784
BRL	2,676,000	USD	657,155	JPMorgan Chase Bank N.A.	2/04/2020	7,460
CAD	426,000	USD	326,229	Brown Brothers Harriman	2/28/2020	1,901
CAD	452,000	USD	344,991	Morgan Stanley Capital Services, Inc.	2/28/2020	3,165
CAD	1,879,071	USD	1,432,615	UBS AG	2/28/2020	14,752
CLP	497,965,000	USD	655,951	JPMorgan Chase Bank N.A.	1/21/2020	6,454
DKK	3,420,236	USD	510,861	Merrill Lynch International	2/28/2020	4,528
EUR	12,559,455	USD	14,000,213	BNP Paribas S.A.	2/28/2020	136,937
EUR	214,005	USD	237,945	UBS AG	2/28/2020	2,942
JPY	22,125,353	USD	202,827	Barclays Bank PLC	2/28/2020	1,384
NZD	2,994,330	USD	1,964,580	Citibank N.A.	2/28/2020	52,760
SEK	149,507	USD	15,811	Deutsche Bank AG	2/28/2020	195
USD	2,583,736	JPY	280,000,000	State Street Bank Corp.	1/06/2020	6,773

						$253,646

Liability Derivatives
CAD	426,000	USD	328,684	State Street Bank Corp.	2/28/2020	$(555)
GBP	329,000	USD	439,814	Morgan Stanley Capital Services, Inc.	2/28/2020	(3,343)
JPY	700,966,675	USD	6,481,730	Deutsche Bank AG	2/28/2020	(12,019)
USD	601,903	AUD	872,000	Citibank N.A.	2/28/2020	(10,871)
USD	1,317,405	AUD	1,926,834	Merrill Lynch International	2/28/2020	(36,624)
USD	4,708,402	CAD	6,229,169	JPMorgan Chase Bank N.A.	2/28/2020	(89,657)
USD	5,110	CHF	5,000	Deutsche Bank AG	2/28/2020	(76)
USD	749,757	EUR	676,811	Deutsche Bank AG	2/18/2020	(11,598)
USD	1,520,884	EUR	1,357,697	Deutsche Bank AG	2/28/2020	(7,364)
USD	149,778	EUR	134,000	Morgan Stanley Capital Services, Inc.	2/28/2020	(1,055)
USD	700,538	GBP	534,236	Deutsche Bank AG	2/28/2020	(8,211)
USD	1,466,127	GBP	1,108,632	Merrill Lynch International	2/28/2020	(4,649)
USD	652,853	JPY	71,227,000	Barclays Bank PLC	2/28/2020	(4,551)
USD	623,796	JPY	68,106,000	Morgan Stanley Capital Services, Inc.	2/28/2020	(4,802)
USD	635,229	NOK	5,810,937	Merrill Lynch International	2/28/2020	(26,794)

						$(222,169)

See Notes to Financial Statements

9

MFS Global Governments Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF ASSETS AND LIABILITIES

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

At 12/31/19

Assets
Investments in unaffiliated issuers, at value (identified cost, $117,447,756)	$122,116,497
Investments in affiliated issuers, at value (identified cost, $4,935,688)	4,936,006
Foreign currency, at value (identified cost, $2,553,036)	2,553,914
Receivables for
Forward foreign currency exchange contracts	253,646
Interest	809,572
Other assets	1,052
Total assets	$130,670,687

Liabilities
Payables for
Forward foreign currency exchange contracts	$222,169
Fund shares reacquired	3,939
Payable to affiliates
Investment adviser	5,283
Administrative services fee	150
Shareholder servicing costs	4
Distribution and/or service fees	11
Payable for independent Trustees’ compensation	31
Accrued expenses and other liabilities	68,740
Total liabilities	$300,327
Net assets	$130,370,360

Net assets consist of
Paid-in capital	$129,419,132
Total distributable earnings (loss)	951,228
Net assets	$130,370,360
Shares of beneficial interest outstanding	12,171,852

	Net assets	Shares outstanding	Net asset value per share
Initial Class	$129,564,703	12,095,144	$10.71
Service Class	805,657	76,708	10.50

See Notes to Financial Statements

10

MFS Global Governments Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF OPERATIONS

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Year ended 12/31/19

Net investment income (loss)
Income
Interest	$2,237,934
Dividends from affiliated issuers	261,988
Other	34
Foreign taxes withheld	(209)
Total investment income	$2,499,747
Expenses
Management fee	$997,644
Distribution and/or service fees	1,990
Shareholder servicing costs	1,141
Administrative services fee	28,660
Independent Trustees’ compensation	5,109
Custodian fee	23,058
Shareholder communications	4,596
Audit and tax fees	76,297
Legal fees	1,151
Miscellaneous	33,277
Total expenses	$1,172,923
Reduction of expenses by investment adviser	(12,977)
Net expenses	$1,159,946
Net investment income (loss)	$1,339,801

Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers	$5,079,417
Affiliated issuers	330
Forward foreign currency exchange contracts	(1,086,553)
Foreign currency	(793)
Net realized gain (loss)	$3,992,401
Change in unrealized appreciation or depreciation
Unaffiliated issuers	$2,717,039
Affiliated issuers	392
Forward foreign currency exchange contracts	(22,458)
Translation of assets and liabilities in foreign currencies	9,132
Net unrealized gain (loss)	$2,704,105
Net realized and unrealized gain (loss)	$6,696,506
Change in net assets from operations	$8,036,307

See Notes to Financial Statements

11

MFS Global Governments Portfolio

FINANCIAL STATEMENTS  |  STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Year ended
	12/31/19	12/31/18
Change in net assets

From operations
Net investment income (loss)	$1,339,801	$1,553,877
Net realized gain (loss)	3,992,401	814,334
Net unrealized gain (loss)	2,704,105	(4,051,125)
Change in net assets from operations	$8,036,307	$(1,682,914)
Total distributions to shareholders	$(3,199,101)	$(1,441,037)
Change in net assets from fund share transactions	$(10,300,438)	$(21,728,577)
Total change in net assets	$(5,463,232)	$(24,852,528)

Net assets
At beginning of period	135,833,592	160,686,120
At end of period	$130,370,360	$135,833,592

See Notes to Financial Statements

12

MFS Global Governments Portfolio

FINANCIAL STATEMENTS  |  FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Initial Class	Year ended

	12/31/19	12/31/18	12/31/17	12/31/16		12/31/15

Net asset value, beginning of period	$10.34	$10.56	$9.87	$9.84		$10.47

Income (loss) from investment operations
Net investment income (loss) (d)	$0.11	$0.11	$0.08	$0.07	(c)	$0.09
Net realized and unrealized gain (loss)	0.53	(0.23)	0.61	(0.04	)(g)	(0.47)
Total from investment operations	$0.64	$(0.12)	$0.69	$0.03		$(0.38)

Less distributions declared to shareholders
From net investment income	$(0.27)	$(0.10)	$—	$—		$(0.25)
Net asset value, end of period (x)	$10.71	$10.34	$10.56	$9.87		$9.84
Total return (%) (k)(r)(s)(x)	6.08	(1.11)	6.99	0.30	(c)	(3.66)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.88	0.87	0.86	0.83	(c)	0.85
Expenses after expense reductions (f)	0.87	0.86	0.85	0.82	(c)	0.84
Net investment income (loss)	1.01	1.05	0.77	0.66	(c)	0.92
Portfolio turnover	107	79	67	75		94
Net assets at end of period (000 omitted)	$129,565	$135,008	$159,652	$162,211		$182,978

Service Class	Year ended

	12/31/19	12/31/18	12/31/17	12/31/16		12/31/15

Net asset value, beginning of period	$10.14	$10.34	$9.69	$9.69		$10.31

Income (loss) from investment operations
Net investment income (loss) (d)	$0.08	$0.08	$0.05	$0.04	(c)	$0.07
Net realized and unrealized gain (loss)	0.51	(0.22)	0.60	(0.04	)(g)	(0.46)
Total from investment operations	$0.59	$(0.14)	$0.65	$0.00	(w)	$(0.39)

Less distributions declared to shareholders
From net investment income	$(0.23)	$(0.06)	$—	$—		$(0.23)
Net asset value, end of period (x)	$10.50	$10.14	$10.34	$9.69		$9.69
Total return (%) (k)(r)(s)(x)	5.79	(1.32)	6.71	0.00	(c)(w)	(3.86)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.13	1.12	1.11	1.08	(c)	1.10
Expenses after expense reductions (f)	1.12	1.11	1.10	1.07	(c)	1.09
Net investment income (loss)	0.76	0.80	0.52	0.41	(c)	0.67
Portfolio turnover	107	79	67	75		94
Net assets at end of period (000 omitted)	$806	$826	$1,034	$1,572		$1,586

See Notes to Financial Statements

13

MFS Global Governments Portfolio

Financial Highlights – continued

(c)	Amount reflects a one-time reimbursement of expenses by the custodian (or former custodian) without which net investment income and performance would be lower and expenses would be higher.

(d)	Per share data is based on average shares outstanding.

(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.

(g)	The per share amount varies from the net realized and unrealized gain/loss for the period because of the timing of sales of fund shares and the per share amount of realized and unrealized gains and losses at such time.

(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.

(r)	Certain expenses have been reduced without which performance would have been lower.

(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

(w)	Per share amount was less than $0.01 and total return or ratio was less than 0.01%, as applicable.

(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

14

MFS Global Governments Portfolio

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Global Governments Portfolio (the fund) is a non-diversified series of MFS Variable Insurance Trust II (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s market, economic, industrial, political, regulatory, geopolitical, and other conditions.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Debt instruments and floating rate loans, including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Forward foreign currency exchange contracts are generally valued at the mean of bid and asked prices for the time period interpolated from rates provided by a third-party pricing service for proximate time periods. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halt of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

15

MFS Global Governments Portfolio

Notes to Financial Statements – continued

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments, such as forward foreign currency exchange contracts. The following is a summary of the levels used as of December 31, 2019 in valuing the fund’s assets or liabilities:

Financial Instruments	Level 1	Level 2	Level 3	Total
U.S. Treasury Bonds & U.S. Government Agencies & Equivalents	$—	$56,748,374	$—	$56,748,374
Non-U.S. Sovereign Debt	—	62,027,155	—	62,027,155
Municipal Bonds	—	482,012	—	482,012
U.S. Corporate Bonds	—	157,291	—	157,291
Residential Mortgage-Backed Securities	—	1,055,121	—	1,055,121
Commercial Mortgage-Backed Securities	—	738,179	—	738,179
Asset-Backed Securities (including CDOs)	—	231,503	—	231,503
Foreign Bonds	—	676,862	—	676,862
Mutual Funds	4,936,006	—	—	4,936,006
Total	$4,936,006	$122,116,497	$—	$127,052,503

Other Financial Instruments
Forward Foreign Currency Exchange Contracts – Assets	$—	$253,646	$—	$253,646
Forward Foreign Currency Exchange Contracts – Liabilities	—	(222,169)	—	(222,169)

For further information regarding security characteristics, see the Portfolio of Investments.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Derivatives – The fund uses derivatives primarily to increase or decrease exposure to a particular market or segment of the market, or security, to increase or decrease interest rate or currency exposure, or as alternatives to direct investments. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.

The derivative instruments used by the fund during the period were forward foreign currency exchange contracts. Depending on the type of derivative, the fund may exit a derivative position by entering into an offsetting transaction with a counterparty or exchange, negotiating an agreement with the derivative counterparty, or novating the position to a third party. The fund’s period end derivatives, as presented in the Portfolio of Investments and the associated Derivative Contract tables, generally are indicative of the volume of its derivative activity during the period.

The following table presents, by major type of derivative contract, the fair value, on a gross basis, of the asset and liability components of derivatives held by the fund at December 31, 2019 as reported in the Statement of Assets and Liabilities:

		Fair Value
Risk	Derivative Contracts	Asset Derivatives	Liability Derivatives
Foreign Exchange	Forward Foreign Currency Exchange Contracts	$253,646	$(222,169)

The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the year ended December 31, 2019 as reported in the Statement of Operations:

Risk	Forward Foreign Currency Exchange Contracts
Foreign Exchange	$(1,086,553)

16

MFS Global Governments Portfolio

Notes to Financial Statements – continued

The following table presents, by major type of derivative contract, the change in unrealized appreciation or depreciation on derivatives held by the fund for the year ended December 31, 2019 as reported in the Statement of Operations:

Risk	Forward Foreign Currency Exchange Contracts
Foreign Exchange	$(22,458)

Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain, but not all, uncleared derivatives, the fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an ISDA Master Agreement on a bilateral basis. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a specified deterioration in the credit quality of the other party. Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each agreement to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any.

Collateral and margin requirements differ by type of derivative. For cleared derivatives (e.g., futures contracts, cleared swaps, and exchange-traded options), margin requirements are set by the clearing broker and the clearing house and collateral, in the form of cash or securities, is posted by the fund directly with the clearing broker. Collateral terms are counterparty agreement specific for uncleared derivatives (e.g., forward foreign currency exchange contracts, uncleared swap agreements, and uncleared options) and collateral, in the form of cash and securities, is held in segregated accounts with the fund’s custodian in connection with these agreements. For derivatives traded under an ISDA Master Agreement, which contains a collateral support annex, the collateral requirements are netted across all transactions traded under such counterparty-specific agreement and an amount is posted from one party to the other to collateralize such obligations. Cash that has been segregated or delivered to cover the fund’s collateral or margin obligations under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities as restricted cash for uncleared derivatives and/or deposits with brokers for cleared derivatives. Securities pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments. The fund may be required to make payments of interest on uncovered collateral or margin obligations with the broker. Any such payments are included in “Miscellaneous” expense in the Statement of Operations.

Forward Foreign Currency Exchange Contracts – The fund entered into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. These contracts may be used to hedge the fund’s currency risk or for non-hedging purposes. For hedging purposes, the fund may enter into contracts to deliver or receive foreign currency that the fund will receive from or use in its normal investment activities. The fund may also use contracts to hedge against declines in the value of foreign currency denominated securities due to unfavorable exchange rate movements. For non-hedging purposes, the fund may enter into contracts with the intent of changing the relative exposure of the fund’s portfolio of securities to different currencies to take advantage of anticipated exchange rate changes.

Forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any unrealized gains or losses are recorded as a receivable or payable for forward foreign currency exchange contracts until the contract settlement date. On contract settlement date, any gain or loss on the contract is recorded as realized gains or losses on forward foreign currency exchange contracts.

Risks may arise upon entering into these contracts from unanticipated movements in the value of the contract and from the potential inability of counterparties to meet the terms of their contracts. Generally, the fund’s maximum risk due to counterparty credit risk is the unrealized gain on the contract due to the use of Continuous Linked Settlement, a multicurrency cash settlement system for the centralized settlement of foreign transactions. This risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and, where applicable, by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Interest payments received in additional securities are recorded on the ex-interest date in an amount equal to the value of the security on such date.

17

MFS Global Governments Portfolio

Notes to Financial Statements – continued

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future.

Book/tax differences primarily relate to amortization and accretion of debt securities, wash sale loss deferrals, and straddle loss deferrals.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	Year ended 12/31/19	Year ended 12/31/18
Ordinary income (including any short-term capital gains)	$3,199,101	$1,441,037

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 12/31/19

Cost of investments	$124,167,944
Gross appreciation	4,059,724
Gross depreciation	(1,143,688)
Net unrealized appreciation (depreciation)	$2,916,036

Undistributed ordinary income	1,658,736
Capital loss carryforwards	(3,629,961)
Other temporary differences	6,417

As of December 31, 2019, the fund had capital loss carryforwards available to offset future realized gains. These net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Such losses are characterized as follows:

Short-Term	$(1,999,415)
Long-Term	(1,630,546)
Total	$(3,629,961)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	Year ended 12/31/19	Year ended 12/31/18
Initial Class	$3,182,293	$1,435,695
Service Class	16,808	5,342
Total	$3,199,101	$1,441,037

18

MFS Global Governments Portfolio

Notes to Financial Statements – continued

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates based on the fund’s average daily net assets:

Up to $300 million	0.75%
In excess of $300 million and up to $1 billion	0.675%
In excess of $1 billion	0.625%

MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the year ended December 31, 2019, this management fee reduction amounted to $12,977, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended December 31, 2019 was equivalent to an annual effective rate of 0.74% of the fund’s average daily net assets.

The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, such that total annual operating expenses do not exceed 1.00% of average daily net assets for the Initial Class shares and 1.25% of average daily net assets for the Service Class shares. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until April 30, 2021. For the year ended December 31, 2019, the fund’s actual operating expenses did not exceed the limit and therefore, the investment adviser did not pay any portion of the fund’s expenses related to this agreement.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2019, the fee was $998, which equated to 0.0007% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2019, these costs amounted to $143.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended December 31, 2019 was equivalent to an annual effective rate of 0.0215% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration from MFS for their services to the fund. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other funds managed by MFS (the funds) had entered into a service agreement (the ISO Agreement) which provided for payment of fees solely by the funds to Tarantino LLC in return for the provision of services of an Independent Senior Officer (ISO) for the funds. Frank L. Tarantino served as the ISO and was an officer of the funds and the sole member of Tarantino LLC. Effective June 30, 2019, Mr. Tarantino retired from his position as ISO for the funds, and the ISO Agreement was terminated. For the year ended December 31, 2019, the fee paid by the fund under this agreement was $165 and is included in “Miscellaneous” expense in the Statement of Operations. MFS had agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ISO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS.

19

MFS Global Governments Portfolio

Notes to Financial Statements – continued

(4)	Portfolio Securities

For the year ended December 31, 2019, purchases and sales of investments, other than short-term obligations, were as follows:

	Purchases	Sales
U.S. Government securities	$43,807,443	$54,623,546
Non-U.S. Government securities	$85,188,120	$93,815,750

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 12/31/19		Year ended 12/31/18

	Shares	Amount	Shares	Amount
Shares sold
Initial Class	208,471	$2,210,929	70,831	$740,148
Service Class	8,073	85,405	13,882	144,462
	216,544	$2,296,334	84,713	$884,610

Shares issued to shareholders in reinvestment of distributions
Initial Class	288,774	$3,182,293	140,068	$1,435,695
Service Class	1,553	16,808	531	5,342
	290,327	$3,199,101	140,599	$1,441,037

Shares reacquired
Initial Class	(1,455,554)	$(15,647,362)	(2,278,906)	$(23,714,753)
Service Class	(14,339)	(148,511)	(32,954)	(339,471)
	(1,469,893)	$(15,795,873)	(2,311,860)	$(24,054,224)

Net change
Initial Class	(958,309)	$(10,254,140)	(2,068,007)	$(21,538,910)
Service Class	(4,713)	(46,298)	(18,541)	(189,667)
	(963,022)	$(10,300,438)	(2,086,548)	$(21,728,577)

The fund is one of several mutual funds in which certain MFS funds may invest. The MFS funds do not invest in the underlying funds for the purpose of exercising management or control. At the end of the period, the MFS Moderate Allocation Portfolio, the MFS Conservative Allocation Portfolio, and the MFS Growth Allocation Portfolio were the owners of record of approximately 53%, 27%, and 10%, respectively, of the value of outstanding voting shares of the fund.

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndicate of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the highest of one month LIBOR, the Federal Funds Effective Rate and the Overnight Bank Funding Rate, plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at rates equal to customary reference rates plus an agreed upon spread. For the year ended December 31, 2019, the fund’s commitment fee and interest expense were $732 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

(7)	Investments in Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the following were affiliated issuers:

Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
MFS Institutional Money Market Portfolio	$902,742	$80,226,789	$76,194,247	$330	$392	$4,936,006

Affiliated Issuers					Dividend Income	Capital Gain Distributions
MFS Institutional Money Market Portfolio					$261,988	$—

20

MFS Global Governments Portfolio

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Variable Insurance Trust II and the Shareholders of MFS Global Governments Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of MFS Global Governments Portfolio (the “Fund”), including the portfolio of investments, as of December 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2019, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 14, 2020

We have served as the auditor of one or more of the MFS investment companies since 1924.

21

MFS Global Governments Portfolio

TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of February 1, 2020, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 56)	Trustee	February 2004	133	Massachusetts Financial Services Company, Executive Chairman (since January 2017); Director; Chairman of the Board; Chief Executive Officer (until 2015); Co-Chief Executive Officer (2015-2016)	N/A

Robin A. Stelmach (k) (age 58)	Trustee	January 2014	133	Massachusetts Financial Services Company, Vice Chair (since January 2017); Chief Operating Officer and Executive Vice President (until January 2017)	N/A

INDEPENDENT TRUSTEES
John P. Kavanaugh (age 65)	Trustee and Chair of Trustees	January 2009	133	Private investor	N/A

Steven E. Buller (age 68)	Trustee	February 2014	133	Financial Accounting Standards Advisory Council, Chairman (2014-2015); Public Company Accounting Oversight Board, Standing Advisory Group, Member (until 2014); BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A

John A. Caroselli (age 65)	Trustee	March 2017	133	JC Global Advisors, LLC (management consulting), President (since 2015); First Capital Corporation (commercial finance), Executive Vice President (until 2015)	N/A

Maureen R. Goldfarb (age 64)	Trustee	January 2009	133	Private investor	N/A

Peter D. Jones (age 64)	Trustee	January 2019	133	Franklin Templeton Distributors, Inc. (investment management), President (until 2015); Franklin Templeton Institutional, LLC (investment management), Chairman (until 2015)	N/A

James W. Kilman, Jr. (age 58)	Trustee	January 2019	133	Burford Capital Limited (finance and investment management), Chief Financial Officer (since 2019); KielStrand Capital LLC (family office), Chief Executive Officer (since 2016); Morgan Stanley & Co. (financial services), Vice Chairman of Investment Banking, Co-Head of Diversified Financials Coverage – Financial Institutions Investment Banking Group (until 2016)	Alpha-En Corporation, Director (2016-2019)

22

MFS Global Governments Portfolio

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
Clarence Otis, Jr. (age 63)	Trustee	March 2017	133	Darden Restaurants, Inc., Chief Executive Officer (until 2014)	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director; Federal Reserve Bank of Atlanta, Director (until 2015)

Maryanne L. Roepke (age 63)	Trustee	May 2014	133	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A

Laurie J. Thomsen (age 62)	Trustee	March 2005	133	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director (since 2015)

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 46)	Assistant Secretary and Assistant Clerk	July 2005	133	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

Kino Clark (k) (age 51)	Assistant Treasurer	January 2012	133	Massachusetts Financial Services Company, Vice President

John W. Clark, Jr. (k) (age 52)	Assistant Treasurer	April 2017	133	Massachusetts Financial Services Company, Vice President (since March 2017); Deutsche Bank (financial services), Department Head –Treasurer’s Office (until February 2017)

Thomas H. Connors (k) (age 60)	Assistant Secretary and Assistant Clerk	September 2012	133	Massachusetts Financial Services Company, Vice President and Senior Counsel

David L. DiLorenzo (k) (age 51)	President	July 2005	133	Massachusetts Financial Services Company, Senior Vice President

Heidi W. Hardin (k) (age 52)	Secretary and Clerk	April 2017	133	Massachusetts Financial Services Company, Executive Vice President and General Counsel (since March 2017); Harris Associates (investment management), General Counsel (from September 2015 to January 2017); Janus Capital Management LLC (investment management), Senior Vice President and General Counsel (until September 2015)

Brian E. Langenfeld (k) (age 46)	Assistant Secretary and Assistant Clerk	June 2006	133	Massachusetts Financial Services Company, Vice President and Senior Counsel

Amanda S. Mooradian (k) (age 40)	Assistant Secretary and Assistant Clerk	September 2018	133	Massachusetts Financial Services Company, Assistant Vice President and Counsel

Susan A. Pereira (k) (age 49)	Assistant Secretary and Assistant Clerk	July 2005	133	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

Kasey L. Phillips (k) (age 49)	Assistant Treasurer	September 2012	133	Massachusetts Financial Services Company, Vice President

Matthew A. Stowe (k) (age 45)	Assistant Secretary and Assistant Clerk	October 2014	133	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

23

MFS Global Governments Portfolio

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
Martin J. Wolin (k) (age 52)	Chief Compliance Officer	July 2015	133	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer (since July 2015); Mercer (financial service provider), Chief Risk and Compliance Officer, North America and Latin America (until June 2015)

James O. Yost (k) (age 59)	Treasurer	September 1990	133	Massachusetts Financial Services Company, Senior Vice President

(h)

Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(k)

“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee (other than Messrs. Jones and Kilman) has been elected by shareholders and each Trustee and Officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Messrs. Jones and Kilman became Trustees of the Funds on January 1, 2019. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board’s retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).

Messrs. Buller, Kilman and Otis and Ms. Roepke are members of the Trust’s Audit Committee.

Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.

The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	Custodian State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900

Distributor MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116

Portfolio Manager(s) Robert Spector Erik Weisman

24

MFS Global Governments Portfolio

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

MFS Global Governments Portfolio

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2019 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Senior Officer, a senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2018 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Broadridge performance universe”), (ii) information provided by Broadridge on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Broadridge as well as all other funds in the same investment classification/category (the “Broadridge expense group and universe”), (iii) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the Broadridge performance universe over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Broadridge performance universe over the five-year period ended December 31, 2018, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Initial Class shares was in the 4th quintile relative to the other funds in the universe for this five-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Initial Class shares was in the 2nd quintile for the one-year period and the 4th quintile for the three-year period ended December 31, 2018 relative to the Broadridge performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

The Trustees expressed continued concern to MFS about the substandard investment performance of the Fund. In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year, as to MFS’ efforts to improve the Fund’s performance. In addition, the Trustees requested that they receive a separate update on the Fund’s

25

MFS Global Governments Portfolio

Board Review of Investment Advisory Agreement – continued

performance at each of their regular meetings. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that MFS’ responses and efforts and plans to improve investment performance were sufficient to support approval of the continuance of the investment advisory agreement for an additional one-year period, but that they would continue to closely monitor the performance of the Fund.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets and the advisory fee and total expense ratios of the Broadridge expense group based on information provided by Broadridge. The Trustees considered that MFS currently observes an expense limitation for the Fund, which may not be changed without the Trustees’ approval. The Trustees also considered that, according to the data provided by Broadridge (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate was higher than the Broadridge expense group median and the Fund’s total expense ratio was approximately at the Broadridge expense group median.

The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund, if any. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.

The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to contractual breakpoints that reduce the Fund’s advisory fee rate on average daily net assets over $300 million and $1 billion. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the breakpoints and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the MFS Funds. The Trustees also considered that, effective January 3, 2018, MFS had discontinued its historic practice of obtaining investment research from portfolio brokerage commissions paid by certain MFS Funds and would thereafter directly pay for or voluntarily reimburse a Fund, if applicable, for the costs of external research acquired through the use of the Fund’s portfolio brokerage commissions.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2019.

26

MFS Global Governments Portfolio

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at http://www.sec.gov. A shareholder can obtain the portfolio holdings report for the first and third quarters of the fund’s fiscal year at mfs.com/vit2 by choosing the fund’s name and then selecting the “Resources” tab and clicking on “Prospectus and Reports”.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available at https://www.mfs.com/en-us/what-we-do/announcements.html or at mfs.com/vit2 by choosing the fund’s name.

INFORMATION ABOUT FUND CONTRACTS AND LEGAL CLAIMS

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

27

rev. 3/16

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•  Social Security number and account balances

•  Account transactions and transaction history

•  Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

28

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

•  open an account or provide account information

•  direct us to buy securities or direct us to sell your securities

•  make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•  sharing for affiliates’ everyday business purposes – information about your creditworthiness

•  affiliates from using your information to market to you

•  sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

•  MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

29

Annual Report

December 31, 2019

MFS® Global Growth Portfolio

MFS® Variable Insurance Trust II

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, the insurance company that offers your contract may determine that it will no longer send you paper copies of the fund’s annual and semiannual shareholder reports unless you specifically request paper copies from the insurance company or from your financial intermediary. Instead, the shareholder reports will be made available on a Web site (insurancefunds.mfs.com or other Web site of which you will be notified), and the insurance company will notify you by mail each time a report is posted and provide you with a Web site link to access the report. Instructions for requesting paper copies will be provided by your insurance company or financial intermediary.

If you already elected to receive shareholder reports by email, you will not be affected by this change and you need not take any action. If your insurance company or financial intermediary offers electronic delivery, you may elect to receive shareholder reports and other communications from the insurance company or financial intermediary by email by following the instructions provided by the insurance company or financial intermediary.

Beginning on January 1, 2019, you may elect to receive all future reports in paper free of charge from the insurance company or financial intermediary. You can inform the insurance company or financial intermediary that you wish to continue receiving paper copies of your shareholder reports by contacting your insurance company or financial intermediary. Your election to receive reports in paper will apply to all funds held in your account with your insurance company or financial intermediary.

WGO-ANN

MFS® Global Growth Portfolio

The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK OR CREDIT UNION GUARANTEE • NOT A DEPOSIT • NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS Global Growth Portfolio

LETTER FROM THE EXECUTIVE CHAIR

Dear Contract Owners:

Slowing global growth, low inflation, and trade friction between the United States and China have been hallmarks of the past 12 months. After experiencing an uptick in market volatility in late 2018, markets steadied for most of 2019, thanks in large measure to the adoption of a dovish policy stance on the part of global central banks, focused on supporting economic growth. Negotiations aimed at a “phase one” trade deal between the U.S. and China bore fruit at the end of the period, boosting investor sentiment, while signs of stability emerging from the global manufacturing sector also lifted spirits. Uncertainty over Brexit, along with the ripple effects from the trade conflict, hampered business confidence and investment in the United Kingdom and Europe for much of the period, though investors expect greater clarity regarding Brexit as a result of December’s general election. The pro-Brexit Conservative Party won the election by a comfortable margin and set the stage for the U.K.’s departure from the EU at the end of January.

Markets expect the longest economic expansion in U.S. history will continue, albeit at a slower pace, as trade tensions recede. In an effort to prolong the expansion, the U.S. Federal Reserve lowered interest rates three times between July and October and the European Central Bank loosened policy in September. While the global monetary policy backdrop remains quite accommodative, signs of easing trade tensions and fading global recession fears led to improved market sentiment in late 2019 as investors grew less risk averse. In early 2020, an outbreak of coronavirus emanating from China reintroduced global growth fears, causing an uptick in volatility.

Here at MFS®, we aim to help our clients navigate the growing complexity of the markets and world economies. Our long-term investment philosophy and commitment to the responsible allocation of capital allow us to tune out the noise and uncover what we believe are the best, most durable investment opportunities in the market. Through our powerful global investment platform, we combine collective expertise, thoughtful risk management and long-term discipline to create sustainable value for investors.

Respectfully,

Robert J. Manning

Executive Chair

MFS Investment Management

February 14, 2020

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

1

MFS Global Growth Portfolio

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
Alphabet, Inc., “A”	3.7%
Microsoft Corp.	3.4%
Accenture PLC, “A”	2.3%
Nestle S.A.	2.1%
Marriott International, Inc., “A”	2.0%
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	2.0%
Visa, Inc., “A”	1.8%
Aon PLC	1.8%
Apple, Inc.	1.7%
Union Pacific Corp.	1.7%

GICS equity sectors (g)
Information Technology	22.5%
Consumer Discretionary	15.2%
Consumer Staples	12.4%
Health Care	12.3%
Industrials	11.5%
Communication Services	9.5%
Financials	9.0%
Materials	6.5%

Issuer country weightings (x)
United States	62.3%
Switzerland	6.1%
United Kingdom	5.2%
France	4.2%
China	4.0%
Germany	3.4%
Japan	3.3%
South Korea	2.7%
Taiwan	2.0%
Other Countries	6.8%

Currency exposure weightings (y)
United States Dollar	63.0%
Euro	8.4%
British Pound Sterling	6.5%
Swiss Franc	6.1%
Chinese Renminbi	3.9%
Japanese Yen	3.3%
South Korean Won	2.7%
Taiwan Dollar	2.0%
Indian Rupee	1.8%
Other Currencies	2.3%

(g)

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and S&P Global Market Intelligence Inc. (“S&P Global Market Intelligence”). GICS is a service mark of MSCI and S&P Global Market Intelligence and has been licensed for use by MFS.

(x)	Represents the portfolio’s exposure to issuer countries as a percentage of a portfolio’s net assets. For purposes of this presentation, United States includes Cash & Cash Equivalents.
(y)	Represents the portfolio’s exposure to a particular currency as a percentage of a portfolio’s net assets. For purposes of this presentation, United States Dollar includes Cash & Cash Equivalents.

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

Percentages are based on net assets as of December 31, 2019.

The portfolio is actively managed and current holdings may be different.

2

MFS Global Growth Portfolio

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended December 31, 2019, Initial Class shares of the MFS Global Growth Portfolio (fund) provided a total return of 36.01%, while Service Class shares of the fund provided a total return of 35.66%. These returns compare with a return of 32.72% over the same period for the fund’s benchmark, the MSCI All Country World Growth Index (net div).

Market Environment

Fading fears of a near-term global recession, the announcement of a partial trade deal between the United States and China and the decline in uncertainty over Brexit helped bolster market sentiment late in the period. Changes in market sentiment, largely driven by uncertainty over the outcome of trade negotiations between the US and China, had contributed to periodic bouts of volatility during the reporting period. The global economy decelerated, led by weakness in China and Europe, although the pace of the slowdown moderated late in the period amid nascent signs of stabilization in the manufacturing sector.

The deteriorating global growth backdrop, along with declining inflationary pressures, prompted the US Federal Reserve to adopt a more dovish posture beginning in early 2019, resulting in the first interest rate cut in over a decade at the end of July, followed by additional cuts in September and October. The Fed’s actions led to a sharp decline in long-term interest rates during the period’s second half, causing the inversion of portions of the US Treasury yield curve for a time. Amid an improvement in risk sentiment in Q4 2019 and indications of a bottoming in growth and a potential upturn in activity, the Fed indicated in October that further rate cuts were unlikely unless the outlook for the economy materially worsened.

Globally, central banks have tilted more dovish as well, with the European Central Bank unveiling a package of easing measures, which included putting overnight rates deeper into negative territory, restarting its bond-buying program and lengthening the term of cheap loans to banks to three years from two. The central banks of India and Australia are among those that have cut rates several times in recent months, although China has been more cautious in increasing liquidity as it keeps trying to deleverage its economy, cutting rates only marginally.

Emerging markets experienced considerable volatility through the end of 2018, as tighter global financial conditions exposed structural weakness in some countries. Those conditions improved in 2019 as the Fed became more dovish. Notwithstanding the periodic headwinds on market sentiment from significant trade friction between the US and China over much of the year, emerging market hard currency debt and local rates benefited from relatively cheap valuations at the beginning of the period and easier global monetary conditions. These factors, plus the fading of certain global risk factors mentioned above, hastened spread tightening in the latter part of the period. At the same time, idiosyncratic risks spiked in some countries (e.g., Argentina and Lebanon), contributing to increased dispersion in performance among sovereign assets.

Contributors to Performance

Security selection in the consumer discretionary, financials and health care sectors contributed to performance relative to the MSCI All Country World Growth Index. Within the consumer discretionary sector, overweight positions in luxury goods company LVMH Moet Hennessy Louis Vuitton (France) and sportswear and sports equipment manufacturer Adidas (Germany), as well not holding shares of internet retailer Amazon.com, lifted relative returns. The stock price of LVMH Moet Hennessy Louis Vuitton rose on the back of strong sales results, notably from its Fashion & Leather division. Within the financials sector, the timing of the fund’s ownership in shares of global alternative asset manager Blackstone Group, an overweight position in credit rating agency Moody’s, and not holding shares of insurance and investment firm Berkshire Hathaway, benefited relative results. The stock price of Blackstone Group rose as investors appeared to have reacted favorably to the company’s strong earnings reports that benefited from growth in fee-related income and realized investment income. Additionally, Blackstone Group’s decision to convert from a limited partnership structure to a C corporation broadened the firm’s potential ownership pool and further supported its share price performance. Within the health care sector, the timing of the fund’s overweight position in shares of global health services provider Cigna also aided relative performance.

Elsewhere, the fund’s overweight positions in spirits producer Kweichow Moutai (China), semiconductor manufacturer Taiwan Semiconductor Manufacturing (Taiwan) and financial technology services provider Fiserv supported relative results. The stock price of Kweichow Moutai outperformed the benchmark on higher-than-expected profits, driven by sales of the company’s core Moutai brand and notably, the local spirit baijou.

Detractors from Performance

Security selection and, to a lesser extent, an underweight position in the information technology sector weakened relative performance over the reporting period. Notably, an underweight position in shares of computer and personal electronics maker Apple, and an overweight position in custom IT consulting and technology services provider Cognizant Technology Solutions, held back relative returns. The stock price of Apple advanced during the reporting period as the company’s revenues came in higher than expected, driven by stronger-than-expected demand in its wearable technology and services segments.

3

MFS Global Growth Portfolio

Management Review – continued

Stocks in other sectors that also negatively impacted relative results included overweight positions in internet search provider Baidu (China), household products manufacturer Reckitt Benckiser Group (United Kingdom), financial services company Credicorp (Peru), cosmetic product manufacturer KOSE (Japan), animal health services firm Elanco Animal Health (h) and electronic brokerage firm TD Ameritrade. A challenging macro environment contributed to the decline in the price of Baidu’s stock, as advertising revenue from both its search and news feed slowed, marketing expenses related to the promotion of the Baidu mobile application weighed on the company’s operating margins and projected revenue from its online video platform, iQiyi, was revised to be softer than originally expected. Not holding shares of strong-performing social media company Facebook, and holding shares of banking firm HDFC Bank (b) (India), further dampened relative returns.

Respectfully,

Portfolio Manager(s)

David Antonelli, Jeffrey Constantino, and Joseph Skorski

Note to Shareholders: Effective April 15, 2021, David Antonelli will be removed as a Portfolio Manager of the Fund.

(b)	Security is not a benchmark constituent.

(h)	Security was not held in the portfolio at period end.

The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

4

MFS Global Growth Portfolio

PERFORMANCE SUMMARY THROUGH 12/31/19

The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.

Growth of a Hypothetical $10,000 Investment

Total Returns through 12/31/19

Average annual total returns

Share Class	Class Inception Date	1-yr	5-yr	10-yr
Initial Class	11/16/93	36.01%	12.30%	10.97%
Service Class	8/24/01	35.66%	12.02%	10.69%

Comparative benchmark(s)
MSCI All Country World Growth Index (net div) (f)		32.72%	10.70%	10.39%

(f)	Source: FactSet Research Systems Inc.

Benchmark Definition(s)

MSCI All Country World Growth Index (net div) – a market capitalization-weighted index that is designed to measure equity market performance for growth securities in the global developed and emerging markets. Morgan Stanley Capital International (“MSCI”) makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

5

MFS Global Growth Portfolio

EXPENSE TABLE

Fund Expenses Borne by the Contract Holders during the Period,

July 1, 2019 through December 31, 2019

As a contract holder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2019 through December 31, 2019.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight the fund’s ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/19	Ending Account Value 12/31/19	Expenses Paid During Period (p) 7/01/19-12/31/19
Initial Class	Actual	1.00%	$1,000.00	$1,117.46	$5.34
	Hypothetical (h)	1.00%	$1,000.00	$1,020.16	$5.09
Service Class	Actual	1.25%	$1,000.00	$1,115.95	$6.67
	Hypothetical (h)	1.25%	$1,000.00	$1,018.90	$6.36

(h)	5% class return per year before expenses.

(p)

“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

6

MFS Global Growth Portfolio

PORTFOLIO OF INVESTMENTS – 12/31/19

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)
COMMON STOCKS – 98.9%
Aerospace – 1.0%
United Technologies Corp.	3,476	$520,566

Airlines – 0.8%
Aena S.A.	2,236	$427,635

Alcoholic Beverages – 3.8%
Ambev S.A., ADR	91,577	$426,749
Diageo PLC	12,474	528,820
Kweichow Moutai Co. Ltd., “A”	3,200	543,463
Pernod Ricard S.A.	3,029	541,582

		$2,040,614

Apparel Manufacturers – 6.2%
Adidas AG	2,051	$666,716
Burberry Group PLC	9,531	278,376
Compagnie Financiere Richemont S.A.	4,976	391,067
LVMH Moet Hennessy Louis Vuitton SE	1,819	845,122
NIKE, Inc., “B”	6,710	679,790
VF Corp.	4,210	419,569

		$3,280,640

Broadcasting – 0.3%
Walt Disney Co.	1,225	$177,172

Brokerage & Asset Managers – 2.7%
Blackstone Group, Inc.	10,986	$614,557
Charles Schwab Corp.	15,335	729,333
TD Ameritrade Holding Corp.	1,803	89,609

		$1,433,499

Business Services – 10.3%
Accenture PLC, “A”	5,731	$1,206,777
Brenntag AG	4,642	252,432
Cognizant Technology Solutions Corp., “A”	10,642	660,017
Compass Group PLC	11,618	290,856
Equifax, Inc.	3,507	491,401
Experian PLC	10,471	353,959
Fidelity National Information Services, Inc.	6,155	856,099
Fiserv, Inc. (a)	5,981	691,583
Intertek Group PLC	3,224	249,910
Verisk Analytics, Inc., “A”	2,715	405,458

		$5,458,492

Cable TV – 1.5%
Comcast Corp., “A”	17,952	$807,301

Chemicals – 1.4%
PPG Industries, Inc.	5,467	$729,790

Computer Software – 3.4%
Microsoft Corp.	11,433	$1,802,984

Computer Software – Systems – 1.7%
Apple, Inc.	3,077	$903,561

Construction – 1.3%
Sherwin-Williams Co.	1,179	$687,994

Issuer	Shares/Par	Value ($)
COMMON STOCKS – continued
Consumer Products – 4.5%
Church & Dwight Co., Inc.	3,664	$257,726
Colgate-Palmolive Co.	6,384	439,474
Estee Lauder Cos., Inc., “A”	1,813	374,457
KOSE Corp.	2,100	306,927
L’Oréal	1,201	355,651
Reckitt Benckiser Group PLC	7,757	629,750

		$2,363,985

Electrical Equipment – 4.5%
Amphenol Corp., “A”	6,316	$683,580
Fortive Corp.	9,780	747,094
Mettler-Toledo International, Inc. (a)	531	421,232
TE Connectivity Ltd.	5,327	510,540

		$2,362,446

Electronics – 5.8%
Analog Devices, Inc.	5,237	$622,365
Samsung Electronics Co. Ltd.	13,474	649,236
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	18,485	1,073,979
Texas Instruments, Inc.	5,584	716,371

		$3,061,951

Food & Beverages – 3.6%
Chr. Hansen Holding A.S.	790	$62,779
Danone S.A.	5,811	481,695
Nestle S.A.	10,044	1,087,426
PepsiCo, Inc.	2,223	303,817

		$1,935,717

Food & Drug Stores – 0.6%
Sundrug Co. Ltd.	9,100	$328,872

Gaming & Lodging – 3.3%
Flutter Entertainment PLC	5,321	$650,126
Marriott International, Inc., “A”	7,136	1,080,604

		$1,730,730

General Merchandise – 1.3%
Dollarama, Inc.	20,636	$709,241

Health Maintenance Organizations – 0.7%
Cigna Corp.	1,893	$387,100

Insurance – 2.7%
Aon PLC	4,674	$973,547
Marsh & McLennan Cos., Inc.	3,978	443,189

		$1,416,736

Internet – 8.1%
Alibaba Group Holding Ltd., ADR (a)	3,889	$824,857
Alphabet, Inc., “A” (a)	1,445	1,935,419
Baidu, Inc., ADR (a)	5,731	724,398
NAVER Corp. (a)	4,945	797,477

		$4,282,151

7

MFS Global Growth Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
COMMON STOCKS – continued
Leisure & Toys – 1.1%
Electronic Arts, Inc. (a)	5,583	$600,228

Machinery & Tools – 2.8%
Daikin Industries Ltd.	4,700	$660,964
Nordson Corp.	3,921	638,496
Schindler Holding AG	772	196,390

		$1,495,850

Medical Equipment – 7.5%
Abbott Laboratories	7,777	$675,510
Becton, Dickinson and Co.	3,109	845,555
Danaher Corp.	2,468	378,789
Stryker Corp.	2,592	544,164
Thermo Fisher Scientific, Inc.	2,478	805,028
Waters Corp. (a)	3,082	720,109

		$3,969,155

Other Banks & Diversified Financials – 5.6%
Credicorp Ltd.	1,680	$358,058
HDFC Bank Ltd.	40,969	730,149
Julius Baer Group Ltd.	6,181	318,885
Mastercard, Inc., “A”	1,926	575,084
Visa, Inc., “A”	5,185	974,262

		$2,956,438

Pharmaceuticals – 3.3%
Bayer AG	8,506	$694,693
Roche Holding AG	2,705	877,630
Zoetis, Inc.	1,467	194,157

		$1,766,480

Printing & Publishing – 1.0%
Moody’s Corp.	2,195	$521,115

Railroad & Shipping – 2.1%
Adani Ports and Special Economic Zone Ltd.	47,699	$244,582
Union Pacific Corp.	4,928	890,933

		$1,135,515

Issuer	Shares/Par	Value ($)
COMMON STOCKS – continued
Restaurants – 0.9%
Starbucks Corp.	5,249	$461,492

Specialty Chemicals – 3.7%
Croda International PLC	6,546	$443,946
Ecolab, Inc.	2,633	508,143
Kansai Paint Co. Ltd.	17,700	432,598
Sika AG	1,856	348,743
Symrise AG	2,021	212,640

		$1,946,070

Specialty Stores – 1.4%
TJX Cos., Inc.	12,391	$756,594

Total Common Stocks (Identified Cost, $29,144,075)		$52,458,114

INVESTMENT COMPANIES (h) – 1.0%
Money Market Funds – 1.0%
MFS Institutional Money Market Portfolio, 1.7% (v) (Identified Cost, $517,846)	517,846	$517,846

OTHER ASSETS, LESS LIABILITIES – 0.1%		43,713

NET ASSETS – 100.0%		$53,019,673

(a)	Non-income producing security.

(h)	An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund’s investments in affiliated issuers and in unaffiliated issuers were $517,846 and $52,458,114, respectively.

(v)	Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

ADR	American Depositary Receipt

See Notes to Financial Statements

8

MFS Global Growth Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF ASSETS AND LIABILITIES

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

At 12/31/19

Assets
Investments in unaffiliated issuers, at value (identified cost, $29,144,075)	$52,458,114
Investments in affiliated issuers, at value (identified cost, $517,846)	517,846
Receivables for
Investments sold	126,737
Dividends	92,033
Receivable from investment adviser	7,763
Other assets	610
Total assets	$53,203,103

Liabilities
Payables for
Investments purchased	$63,591
Fund shares reacquired	39,171
Payable to affiliates
Administrative services fee	98
Shareholder servicing costs	3
Distribution and/or service fees	29
Payable for independent Trustees’ compensation	1
Deferred country tax expense payable	15,704
Accrued expenses and other liabilities	64,833
Total liabilities	$183,430
Net assets	$53,019,673

Net assets consist of
Paid-in capital	$24,840,183
Total distributable earnings (loss)	28,179,490
Net assets	$53,019,673
Shares of beneficial interest outstanding	1,854,144

	Net assets	Shares outstanding	Net asset value per share
Initial Class	$50,911,063	1,780,217	$28.60
Service Class	2,108,610	73,927	28.52

See Notes to Financial Statements

9

MFS Global Growth Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF OPERATIONS

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Year ended 12/31/19

Net investment income (loss)
Income
Dividends	$800,938
Dividends from affiliated issuers	8,657
Income on securities loaned	3,882
Other	2,532
Foreign taxes withheld	(50,136)
Total investment income	$765,873
Expenses
Management fee	$451,624
Distribution and/or service fees	4,831
Shareholder servicing costs	962
Administrative services fee	17,579
Independent Trustees’ compensation	1,382
Custodian fee	23,823
Shareholder communications	4,997
Audit and tax fees	76,332
Legal fees	434
Miscellaneous	28,764
Total expenses	$610,728
Reduction of expenses by investment adviser	(103,528)
Net expenses	$507,200
Net investment income (loss)	$258,673

Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers (net of $1,475 country tax)	$4,793,503
Affiliated issuers	6
Foreign currency	(3,001)
Net realized gain (loss)	$4,790,508
Change in unrealized appreciation or depreciation
Unaffiliated issuers (net of $11,728 increase in deferred country tax)	$10,253,932
Translation of assets and liabilities in foreign currencies	939
Net unrealized gain (loss)	$10,254,871
Net realized and unrealized gain (loss)	$15,045,379
Change in net assets from operations	$15,304,052

See Notes to Financial Statements

10

MFS Global Growth Portfolio

FINANCIAL STATEMENTS  |  STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Year ended
	12/31/19	12/31/18
Change in net assets

From operations
Net investment income (loss)	$258,673	$301,848
Net realized gain (loss)	4,790,508	5,297,817
Net unrealized gain (loss)	10,254,871	(7,698,534)
Change in net assets from operations	$15,304,052	$(2,098,869)
Total distributions to shareholders	$(5,626,033)	$(3,336,024)
Change in net assets from fund share transactions	$(2,331,561)	$(6,308,369)
Total change in net assets	$7,346,458	$(11,743,262)

Net assets
At beginning of period	45,673,215	57,416,477
At end of period	$53,019,673	$45,673,215

See Notes to Financial Statements

11

MFS Global Growth Portfolio

FINANCIAL STATEMENTS  |  FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Initial Class	Year ended

	12/31/19	12/31/18	12/31/17	12/31/16		12/31/15

Net asset value, beginning of period	$23.72	$26.53	$21.00	$20.88		$22.45

Income (loss) from investment operations
Net investment income (loss) (d)	$0.14	$0.15	$0.13	$0.25	(c)	$0.12
Net realized and unrealized gain (loss)	8.00	(1.23)	6.51	1.08		(0.53)
Total from investment operations	$8.14	$(1.08)	$6.64	$1.33		$(0.41)

Less distributions declared to shareholders
From net investment income	$(0.16)	$(0.14)	$(0.27)	$(0.13)		$(0.22)
From net realized gain	(3.10)	(1.59)	(0.84)	(1.08)		(0.94)
Total distributions declared to shareholders	$(3.26)	$(1.73)	$(1.11)	$(1.21)		$(1.16)
Net asset value, end of period (x)	$28.60	$23.72	$26.53	$21.00		$20.88
Total return (%) (k)(r)(s)(x)	36.01	(4.83)	32.14	6.07	(c)	(1.54)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.21	1.17	1.17	0.72	(c)	1.17
Expenses after expense reductions (f)	1.00	1.00	1.00	0.55	(c)	1.01
Net investment income (loss)	0.53	0.56	0.55	1.18	(c)	0.52
Portfolio turnover	22	22	21	25		26
Net assets at end of period (000 omitted)	$50,911	$43,919	$54,886	$46,182		$48,932

Service Class	Year ended

	12/31/19	12/31/18	12/31/17	12/31/16		12/31/15

Net asset value, beginning of period	$23.65	$26.44	$20.94	$20.82		$22.38

Income (loss) from investment operations
Net investment income (loss) (d)	$0.07	$0.09	$0.07	$0.20	(c)	$0.06
Net realized and unrealized gain (loss)	7.98	(1.24)	6.48	1.08		(0.53)
Total from investment operations	$8.05	$(1.15)	$6.55	$1.28		$(0.47)

Less distributions declared to shareholders
From net investment income	$(0.08)	$(0.05)	$(0.21)	$(0.08)		$(0.15)
From net realized gain	(3.10)	(1.59)	(0.84)	(1.08)		(0.94)
Total distributions declared to shareholders	$(3.18)	$(1.64)	$(1.05)	$(1.16)		$(1.09)
Net asset value, end of period (x)	$28.52	$23.65	$26.44	$20.94		$20.82
Total return (%) (k)(r)(s)(x)	35.66	(5.06)	31.77	5.85	(c)	(1.82)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.46	1.42	1.42	0.94	(c)	1.42
Expenses after expense reductions (f)	1.25	1.25	1.25	0.77	(c)	1.26
Net investment income (loss)	0.26	0.34	0.31	0.94	(c)	0.27
Portfolio turnover	22	22	21	25		26
Net assets at end of period (000 omitted)	$2,109	$1,754	$2,530	$2,355		$2,031

See Notes to Financial Statements

12

MFS Global Growth Portfolio

Financial Highlights – continued

(c)

Amount reflects a one-time reimbursement of expenses by the custodian (or former custodian) without which net investment income and performance would be lower and expenses would be higher. Excluding the effect of the reimbursement of expenses, the total return for the year ended December 31, 2016 would have been approximately 0.55% lower.

(d)	Per share data is based on average shares outstanding.

(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.

(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.

(r)	Certain expenses have been reduced without which performance would have been lower.

(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

(x)

The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

13

MFS Global Growth Portfolio

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Global Growth Portfolio (the fund) is a diversified series of MFS Variable Insurance Trust II (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in foreign securities, including securities of emerging market issuers. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s market, economic, industrial, political, regulatory, geopolitical, and other conditions. Investments in emerging markets can involve additional and greater risks than the risks associated with investments in developed foreign markets. Emerging markets can have less developed markets, greater custody and operational risk, less developed legal, regulatory, and accounting systems, and greater political, social, and economic instability than developed markets.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halt of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the

14

MFS Global Growth Portfolio

Notes to Financial Statements – continued

issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of December 31, 2019 in valuing the fund’s assets or liabilities:

Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities:
United States	$32,459,735	$—	$—	$32,459,735
Switzerland	3,220,141	—	—	3,220,141
United Kingdom	2,775,617	—	—	2,775,617
France	2,224,050	—	—	2,224,050
China	2,092,718	—	—	2,092,718
Germany	1,826,481	—	—	1,826,481
Japan	—	1,729,361	—	1,729,361
South Korea	797,477	649,236	—	1,446,713
Taiwan	1,073,979	—	—	1,073,979
Other Countries	3,609,319	—	—	3,609,319
Mutual Funds	517,846	—	—	517,846
Total	$50,597,363	$2,378,597	$—	$52,975,960

For further information regarding security characteristics, see the Portfolio of Investments.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans – Under its Securities Lending Agency Agreement with the fund, State Street Bank and Trust Company, as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. Security loans can be terminated at the discretion of either the lending agent or the fund and the related securities must be returned within the earlier of the standard trade settlement period for such securities or within three business days. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. On loans collateralized by cash, the cash collateral is invested in a money market fund. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. The lending agent provides the fund with indemnification against Borrower default. In the event of Borrower default, the lending agent will, for the benefit of the fund, either purchase securities identical to those loaned or, when such purchase is commercially impracticable, pay the fund the market value of the loaned securities. In return, the lending agent assumes the fund’s rights to the related collateral. If the collateral value is less than the cost to purchase identical securities, the lending agent is responsible for the shortfall, but only to the extent that such shortfall is not due to a decline in collateral value resulting from collateral reinvestment for which the fund bears the risk of loss. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is separately reported in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income. At December 31, 2019, there were no securities on loan or collateral outstanding.

15

MFS Global Growth Portfolio

Notes to Financial Statements – continued

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend payments received in additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future.

Book/tax differences primarily relate to wash sale loss deferrals.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	Year ended 12/31/19	Year ended 12/31/18
Ordinary income (including any short-term capital gains)	$613,029	$701,022
Long-term capital gains	5,013,004	2,635,002
Total distributions	$5,626,033	$3,336,024

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 12/31/19

Cost of investments	$29,857,182
Gross appreciation	23,406,810
Gross depreciation	(288,032)
Net unrealized appreciation (depreciation)	$23,118,778

Undistributed ordinary income	568,214
Undistributed long-term capital gain	4,491,547
Other temporary differences	951

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	Year ended 12/31/19	Year ended 12/31/18
Initial Class	$5,411,324	$3,216,550
Service Class	214,709	119,474
Total	$5,626,033	$3,336,024

16

MFS Global Growth Portfolio

Notes to Financial Statements – continued

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates based on the fund’s average daily net assets:

Up to $1 billion	0.90%
In excess of $1 billion and up to $2 billion	0.75%
In excess of $2 billion	0.65%

MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the year ended December 31, 2019, this management fee reduction amounted to $4,892, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended December 31, 2019 was equivalent to an annual effective rate of 0.89% of the fund’s average daily net assets.

The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, such that total annual operating expenses do not exceed 1.00% of average daily net assets for the Initial Class shares and 1.25% of average daily net assets for the Service Class shares. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until April 30, 2021. For the year ended December 31, 2019, this reduction amounted to $98,636, which is included in the reduction of total expenses in the Statement of Operations.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2019, the fee was $837, which equated to 0.0017% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2019, these costs amounted to $125.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended December 31, 2019 was equivalent to an annual effective rate of 0.0350% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration from MFS for their services to the fund. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other funds managed by MFS (the funds) had entered into a service agreement (the ISO Agreement) which provided for payment of fees solely by the funds to Tarantino LLC in return for the provision of services of an Independent Senior Officer (ISO) for the funds. Frank L. Tarantino served as the ISO and was an officer of the funds and the sole member of Tarantino LLC. Effective June 30, 2019, Mr. Tarantino retired from his position as ISO for the funds, and the ISO Agreement was terminated. For the year ended December 31, 2019, the fee paid by the fund under this agreement was $52 and is included in “Miscellaneous” expense in the Statement of Operations. MFS had agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ISO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS.

The fund is permitted to engage in purchase and sale transactions with funds and accounts for which MFS serves as investment adviser or sub-adviser (“cross-trades”) pursuant to a policy adopted by the Board of Trustees. This policy has been designed to ensure that cross-trades conducted by the fund comply with Rule 17a-7 under the Investment Company Act of 1940. During the

17

MFS Global Growth Portfolio

Notes to Financial Statements – continued

year ended December 31, 2019, the fund engaged in sale transactions pursuant to this policy, which amounted to $32,680, respectively. The sales transactions resulted in net realized gains (losses) of $(4,734).

The adviser has voluntarily undertaken to reimburse the fund from its own resources on a quarterly basis for the cost of investment research embedded in the cost of the fund’s securities trades. This agreement may be rescinded at any time. For the year ended December 31, 2019, this reimbursement amounted to $2,513, which is included in “Other” income in the Statement of Operations.

(4)	Portfolio Securities

For the year ended December 31, 2019, purchases and sales of investments, other than short-term obligations, aggregated $11,069,919 and $19,051,934, respectively.

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 12/31/19		Year ended 12/31/18

	Shares	Amount	Shares	Amount
Shares sold
Initial Class	56,817	$1,564,798	33,609	$889,691
Service Class	1,990	55,816	5,546	148,393
	58,807	$1,620,614	39,155	$1,038,084

Shares issued to shareholders in reinvestment of distributions
Initial Class	212,126	$5,411,324	119,842	$3,216,550
Service Class	8,433	214,709	4,460	119,474
	220,559	$5,626,033	124,302	$3,336,024

Shares reacquired
Initial Class	(340,514)	$(9,290,250)	(370,676)	$(9,821,213)
Service Class	(10,678)	(287,958)	(31,503)	(861,264)
	(351,192)	$(9,578,208)	(402,179)	$(10,682,477)

Net change
Initial Class	(71,571)	$(2,314,128)	(217,225)	$(5,714,972)
Service Class	(255)	(17,433)	(21,497)	(593,397)
	(71,826)	$(2,331,561)	(238,722)	$(6,308,369)

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndicate of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the highest of one month LIBOR, the Federal Funds Effective Rate and the Overnight Bank Funding Rate, plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at rates equal to customary reference rates plus an agreed upon spread. For the year ended December 31, 2019, the fund’s commitment fee and interest expense were $273 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

(7)	Investments in Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the following were affiliated issuers:

Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
MFS Institutional Money Market Portfolio	$298,797	$10,389,384	$10,170,341	$6	$—	$517,846

Affiliated Issuers					Dividend Income	Capital Gain Distributions
MFS Institutional Money Market Portfolio					$8,657	$—

18

MFS Global Growth Portfolio

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Variable Insurance Trust II and the Shareholders of

MFS Global Growth Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of MFS Global Growth Portfolio (the “Fund”), including the portfolio of investments, as of December 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2019, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 14, 2020

We have served as the auditor of one or more of the MFS investment companies since 1924.

19

MFS Global Growth Portfolio

TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of February 1, 2020, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 56)	Trustee	February 2004	133	Massachusetts Financial Services Company, Executive Chairman (since January 2017); Director; Chairman of the Board; Chief Executive Officer (until 2015); Co-Chief Executive Officer (2015-2016)	N/A

Robin A. Stelmach (k) (age 58)	Trustee	January 2014	133	Massachusetts Financial Services Company, Vice Chair (since January 2017); Chief Operating Officer and Executive Vice President (until January 2017)	N/A

INDEPENDENT TRUSTEES
John P. Kavanaugh (age 65)	Trustee and Chair of Trustees	January 2009	133	Private investor	N/A

Steven E. Buller (age 68)	Trustee	February 2014	133	Financial Accounting Standards Advisory Council, Chairman (2014-2015); Public Company Accounting Oversight Board, Standing Advisory Group, Member (until 2014); BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A

John A. Caroselli (age 65)	Trustee	March 2017	133	JC Global Advisors, LLC (management consulting), President (since 2015); First Capital Corporation (commercial finance), Executive Vice President (until 2015)	N/A

Maureen R. Goldfarb (age 64)	Trustee	January 2009	133	Private investor	N/A

Peter D. Jones (age 64)	Trustee	January 2019	133	Franklin Templeton Distributors, Inc. (investment management), President (until 2015); Franklin Templeton Institutional, LLC (investment management), Chairman (until 2015)	N/A

James W. Kilman, Jr. (age 58)	Trustee	January 2019	133	Burford Capital Limited (finance and investment management), Chief Financial Officer (since 2019); KielStrand Capital LLC (family office), Chief Executive Officer (since 2016); Morgan Stanley & Co. (financial services), Vice Chairman of Investment Banking, Co-Head of Diversified Financials Coverage – Financial Institutions Investment Banking Group (until 2016)	Alpha-En Corporation, Director (2016-2019)

20

MFS Global Growth Portfolio

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
Clarence Otis, Jr. (age 63)	Trustee	March 2017	133	Darden Restaurants, Inc., Chief Executive Officer (until 2014)	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director; Federal Reserve Bank of Atlanta, Director (until 2015)

Maryanne L. Roepke (age 63)	Trustee	May 2014	133	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A

Laurie J. Thomsen (age 62)	Trustee	March 2005	133	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director (since 2015)

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 46)	Assistant Secretary and Assistant Clerk	July 2005	133	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

Kino Clark (k) (age 51)	Assistant Treasurer	January 2012	133	Massachusetts Financial Services Company, Vice President

John W. Clark, Jr. (k) (age 52)	Assistant Treasurer	April 2017	133	Massachusetts Financial Services Company, Vice President (since March 2017); Deutsche Bank (financial services), Department Head –Treasurer’s Office (until February 2017)

Thomas H. Connors (k) (age 60)	Assistant Secretary and Assistant Clerk	September 2012	133	Massachusetts Financial Services Company, Vice President and Senior Counsel

David L. DiLorenzo (k) (age 51)	President	July 2005	133	Massachusetts Financial Services Company, Senior Vice President

Heidi W. Hardin (k) (age 52)	Secretary and Clerk	April 2017	133	Massachusetts Financial Services Company, Executive Vice President and General Counsel (since March 2017); Harris Associates (investment management), General Counsel (from September 2015 to January 2017); Janus Capital Management LLC (investment management), Senior Vice President and General Counsel (until September 2015)

Brian E. Langenfeld (k) (age 46)	Assistant Secretary and Assistant Clerk	June 2006	133	Massachusetts Financial Services Company, Vice President and Senior Counsel

Amanda S. Mooradian (k) (age 40)	Assistant Secretary and Assistant Clerk	September 2018	133	Massachusetts Financial Services Company, Assistant Vice President and Counsel

Susan A. Pereira (k) (age 49)	Assistant Secretary and Assistant Clerk	July 2005	133	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

Kasey L. Phillips (k) (age 49)	Assistant Treasurer	September 2012	133	Massachusetts Financial Services Company, Vice President

Matthew A. Stowe (k) (age 45)	Assistant Secretary and Assistant Clerk	October 2014	133	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

21

MFS Global Growth Portfolio

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
Martin J. Wolin (k) (age 52)	Chief Compliance Officer	July 2015	133	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer (since July 2015); Mercer (financial service provider), Chief Risk and Compliance Officer, North America and Latin America (until June 2015)

James O. Yost (k) (age 59)	Treasurer	September 1990	133	Massachusetts Financial Services Company, Senior Vice President

(h)

Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(k)

“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee (other than Messrs. Jones and Kilman) has been elected by shareholders and each Trustee and Officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Messrs. Jones and Kilman became Trustees of the Funds on January 1, 2019. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board’s retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).

Messrs. Buller, Kilman and Otis and Ms. Roepke are members of the Trust’s Audit Committee.

Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.

The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	Custodian State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900

Distributor MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116

Portfolio Manager(s) David Antonelli Jeffrey Constantino Joseph Skorski

22

MFS Global Growth Portfolio

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

MFS Global Growth Portfolio

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2019 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Senior Officer, a senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2018 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Broadridge performance universe”), (ii) information provided by Broadridge on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Broadridge as well as all other funds in the same investment classification/category (the “Broadridge expense group and universe”), (iii) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the Broadridge performance universe over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Broadridge performance universe over the five-year period ended December 31, 2018, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Initial Class shares was in the 1st quintile relative to the other funds in the universe for this five-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Initial Class shares was in the 1st quintile for each of the one- and three-year periods ended December 31, 2018 relative to the Broadridge performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

23

MFS Global Growth Portfolio

Board Review of Investment Advisory Agreement – continued

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets and the advisory fee and total expense ratios of the Broadridge expense group based on information provided by Broadridge. The Trustees considered that MFS currently observes an expense limitation for the Fund, which may not be changed without the Trustees’ approval. The Trustees also considered that, according to the data provided by Broadridge (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate was approximately at the Broadridge expense group median and the Fund’s total expense ratio was higher than the Broadridge expense group median.

The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund, if any. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.

The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to contractual breakpoints that reduce the Fund’s advisory fee rate on average daily net assets over $1 billion and $2 billion. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the breakpoints and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the MFS Funds. The Trustees also considered that, effective January 3, 2018, MFS had discontinued its historic practice of obtaining investment research from portfolio brokerage commissions paid by certain MFS Funds and would thereafter directly pay for or voluntarily reimburse a Fund, if applicable, for the costs of external research acquired through the use of the Fund’s portfolio brokerage commissions.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2019.

24

MFS Global Growth Portfolio

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at http://www.sec.gov. A shareholder can obtain the portfolio holdings report for the first and third quarters of the fund’s fiscal year at mfs.com/vit2 by choosing the fund’s name and then selecting the “Resources” tab and clicking on “Prospectus and Reports”.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available at https://www.mfs.com/en-us/what-we-do/announcements.html or at mfs.com/vit2 by choosing the fund’s name.

INFORMATION ABOUT FUND CONTRACTS AND LEGAL CLAIMS

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

FEDERAL TAX INFORMATION (unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates $5,515,000 as capital gain dividends paid during the fiscal year.

For corporate shareholders, 54.77% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

25

rev. 3/16

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•  Social Security number and account balances

•  Account transactions and transaction history

•  Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

26

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

•  open an account or provide account information

•  direct us to buy securities or direct us to sell your securities

•  make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•  sharing for affiliates’ everyday business purposes – information about your creditworthiness

•  affiliates from using your information to market to you

•  sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

•  MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

27

Annual Report

December 31, 2019

MFS® Global Research Portfolio

MFS® Variable Insurance Trust II

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, the insurance company that offers your contract may determine that it will no longer send you paper copies of the fund’s annual and semiannual shareholder reports unless you specifically request paper copies from the insurance company or from your financial intermediary. Instead, the shareholder reports will be made available on a Web site (insurancefunds.mfs.com or other Web site of which you will be notified), and the insurance company will notify you by mail each time a report is posted and provide you with a Web site link to access the report. Instructions for requesting paper copies will be provided by your insurance company or financial intermediary.

If you already elected to receive shareholder reports by email, you will not be affected by this change and you need not take any action. If your insurance company or financial intermediary offers electronic delivery, you may elect to receive shareholder reports and other communications from the insurance company or financial intermediary by email by following the instructions provided by the insurance company or financial intermediary.

Beginning on January 1, 2019, you may elect to receive all future reports in paper free of charge from the insurance company or financial intermediary. You can inform the insurance company or financial intermediary that you wish to continue receiving paper copies of your shareholder reports by contacting your insurance company or financial intermediary. Your election to receive reports in paper will apply to all funds held in your account with your insurance company or financial intermediary.

RES-ANN

MFS® Global Research Portfolio

The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK OR CREDIT UNION GUARANTEE • NOT A DEPOSIT • NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS Global Research Portfolio

LETTER FROM THE EXECUTIVE CHAIR

Dear Contract Owners:

Slowing global growth, low inflation, and trade friction between the United States and China have been hallmarks of the past 12 months. After experiencing an uptick in market volatility in late 2018, markets steadied for most of 2019, thanks in large measure to the adoption of a dovish policy stance on the part of global central banks, focused on supporting economic growth. Negotiations aimed at a “phase one” trade deal between the U.S. and China bore fruit at the end of the period, boosting investor sentiment, while signs of stability emerging from the global manufacturing sector also lifted spirits. Uncertainty over Brexit, along with the ripple effects from the trade conflict, hampered business confidence and investment in the United Kingdom and Europe for much of the period, though investors expect greater clarity regarding Brexit as a result of December’s general election. The pro-Brexit Conservative Party won the election by a comfortable margin and set the stage for the U.K.’s departure from the EU at the end of January.

Markets expect the longest economic expansion in U.S. history will continue, albeit at a slower pace, as trade tensions recede. In an effort to prolong the expansion, the U.S. Federal Reserve lowered interest rates three times between July and October and the European Central Bank loosened policy in September. While the global monetary policy backdrop remains quite accommodative, signs of easing trade tensions and fading global recession fears led to improved market sentiment in late 2019 as investors grew less risk averse. In early 2020, an outbreak of coronavirus emanating from China reintroduced global growth fears, causing an uptick in volatility.

Here at MFS®, we aim to help our clients navigate the growing complexity of the markets and world economies. Our long-term investment philosophy and commitment to the responsible allocation of capital allow us to tune out the noise and uncover what we believe are the best, most durable investment opportunities in the market. Through our powerful global investment platform, we combine collective expertise, thoughtful risk management and long-term discipline to create sustainable value for investors.

Respectfully,

Robert J. Manning

Executive Chair

MFS Investment Management

February 14, 2020

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

1

MFS Global Research Portfolio

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
Microsoft Corp.	3.2%
Alphabet, Inc., “A”	2.3%
Amazon.com, Inc.	2.2%
Salesforce.com, Inc.	1.6%
Facebook, Inc., “A”	1.6%
Fiserv, Inc.	1.5%
Mastercard, Inc., “A”	1.5%
Roche Holding AG	1.5%
Aon PLC	1.4%
AIA Group Ltd.	1.3%

Global equity sectors (k)
Technology	21.5%
Financial Services	19.9%
Capital Goods	16.2%
Health Care	11.6%
Consumer Cyclicals	11.3%
Energy	8.5%
Consumer Staples	6.4%
Telecommunications/Cable Television	4.1%

Issuer country weightings (x)
United States	60.2%
France	5.4%
Switzerland	5.0%
Japan	4.3%
Germany	3.1%
Canada	2.7%
Hong Kong	2.4%
United Kingdom	2.4%
China	1.9%
Other Countries	12.6%

Currency exposure weightings (y)
United States Dollar	63.2%
Euro	13.8%
Swiss Franc	5.0%
Japanese Yen	4.3%
Hong Kong Dollar	3.4%
British Pound Sterling	2.8%
Canadian Dollar	2.1%
Taiwan Dollar	1.6%
Indian Rupee	1.0%
Other Currencies	2.8%

(k)	The sectors set forth above and the associated portfolio composition are based on MFS’ own custom sector classification methodology.
(x)	Represents the portfolio’s exposure to issuer countries as a percentage of a portfolio’s net assets. For purposes of this presentation, United States includes Cash & Cash Equivalents.
(y)	Represents the portfolio’s exposure to a particular currency as a percentage of a portfolio’s net assets. For purposes of this presentation, United States Dollar includes Cash & Cash Equivalents.

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

Percentages are based on net assets as of December 31, 2019.

The portfolio is actively managed and current holdings may be different.

2

MFS Global Research Portfolio

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended December 31, 2019, Initial Class shares of the MFS Global Research Portfolio (fund) provided a total return of 31.96%, while Service Class shares of the fund provided a total return of 31.62%. These compare with a return of 26.60% over the same period for the fund’s benchmark, the MSCI All Country World Index (net div).

Market Environment

Fading fears of a near-term global recession, the announcement of a partial trade deal between the United States and China and the decline in uncertainty over Brexit helped bolster market sentiment late in the period. Changes in market sentiment, largely driven by uncertainty over the outcome of trade negotiations between the US and China, had contributed to periodic bouts of volatility during the reporting period. The global economy decelerated, led by weakness in China and Europe, although the pace of the slowdown moderated late in the period amid nascent signs of stabilization in the manufacturing sector.

The deteriorating global growth backdrop, along with declining inflationary pressures, prompted the US Federal Reserve to adopt a more dovish posture beginning in early 2019, resulting in the first interest rate cut in over a decade at the end of July, followed by additional cuts in September and October. The Fed’s actions led to a sharp decline in long-term interest rates during the period’s second half, causing the inversion of portions of the US Treasury yield curve for a time. Amid an improvement in risk sentiment in Q4 2019 and indications of a bottoming in growth and a potential upturn in activity, the Fed indicated in October that further rate cuts were unlikely unless the outlook for the economy materially worsened.

Globally, central banks have tilted more dovish as well, with the European Central Bank unveiling a package of easing measures, which included putting overnight rates deeper into negative territory, restarting its bond-buying program and lengthening the term of cheap loans to banks to three years from two. The central banks of India and Australia are among those that have cut rates several times in recent months, although China has been more cautious in increasing liquidity as it keeps trying to deleverage its economy, cutting rates only marginally.

Emerging markets experienced considerable volatility through the end of 2018, as tighter global financial conditions exposed structural weakness in some countries. Those conditions improved in 2019 as the Fed became more dovish. Notwithstanding the periodic headwinds on market sentiment from significant trade friction between the US and China over much of the year, emerging market hard currency debt and local rates benefited from relatively cheap valuations at the beginning of the period and easier global monetary conditions. These factors, plus the fading of certain global risk factors mentioned above, hastened spread tightening in the latter part of the period. At the same time, idiosyncratic risks spiked in some countries (e.g., Argentina and Lebanon), contributing to increased dispersion in performance among sovereign assets.

Contributors to Performance

Stock selection in the financial services, capital goods and consumer cyclicals sectors lifted performance relative to the MSCI All Country World Index over the reporting period. Within the financial services sector, the timing of the fund’s ownership in shares of global alternative asset manager Blackstone Group, holdings of financial markets clearing and data services firm TMX Group (b)(h) (Canada), and overweight positions in debit and credit transaction processing company Mastercard and diversified financial services firm Citigroup (h), benefited relative returns. The stock price of Blackstone Group rose as investors appeared to have reacted favorably to strong earnings reports that benefited from growth in fee-related income and realized investment income. Additionally, Blackstone Group’s decision to convert from a limited partnership structure to a C corporation broadened the firm’s potential ownership pool and further supported its share price performance. Within the capital goods sector, an overweight position in shares of electrical distribution equipment manufacturer Schneider Electric (France) aided relative results as the company’s stock price advanced on strong demand in its energy management division, notably from North America. Within the consumer cyclicals sector, overweight positions in retail giant Target and discount variety store operator Dollar General supported relative performance.

Stocks in other sectors that also positively impacted relative returns included overweight positions in electronic payment services company Global Payments, financial technology services provider Fiserv and semiconductor manufacturer Taiwan Semiconductor Manufacturing (Taiwan). The stock price of Taiwan Semiconductor Manufacturing overcame uncertainty surrounding US-China trade negotiations, including a US ban on Huawei products, and rose on the back of strong earnings results that were driven by demand for its 7-nanometer processing chips.

Detractors from Performance

Stock selection in the technology sector weakened relative performance over the reporting period. Notably, an underweight position in computer and personal electronics maker Apple, and an overweight position in information technology company DXC Technology (h), hindered relative returns. The stock price of Apple advanced during the reporting period as the company’s revenues came in higher than expected, driven by stronger-than-expected demand in its wearable technology and services segments.

3

MFS Global Research Portfolio

Management Review – continued

Elsewhere, the fund’s overweight positions in financial services company Credicorp (Peru), specialty materials, chemicals and agricultural products developer DuPont de Nemours, animal health services firm Elanco Animal Health, electricity provider CLP Holdings (Hong Kong), financial services provider AEON Financial Service (Japan), marine and inland terminal operator DP World (United Arab Emirates) and TD Ameritrade Holding further detracted from relative performance. The share price of AEON Financial Service declined, notably in May, as the company reported disappointing fiscal-year 2019 earnings results and guided to a weaker 2020, given uncertainty around US-China trade negotiations. The timing of the fund’s position in biotechnology company Biogen (h) also held back relative returns.

Respectfully,

Portfolio Manager(s)

Akira Fuse and James Keating

Note to Shareholders: Effective December 31, 2019, Akira Fuse was added as a Portfolio Manager of the Fund and Joseph MacDougall was removed as a Portfolio Manager of the Fund.

(b)	Security is not a benchmark constituent.

(h)	Security was not held in the portfolio at period end.

The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

4

MFS Global Research Portfolio

PERFORMANCE SUMMARY THROUGH 12/31/19

The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.

Growth of a Hypothetical $10,000 Investment

Total Returns through 12/31/19

Average annual total returns

Share Class	Class Inception Date	1-yr	5-yr	10-yr
Initial Class	11/07/94	31.96%	9.57%	9.43%
Service Class	8/24/01	31.62%	9.29%	9.15%

Comparative benchmark(s)
MSCI All Country World Index (net div) (f)		26.60%	8.41%	8.79%

(f)	Source: FactSet Research Systems Inc.

Benchmark Definition(s)

MSCI All Country World Index (net div) – a market capitalization-weighted index that is designed to measure equity market performance in the global developed and emerging markets. Morgan Stanley Capital International (“MSCI”) makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

5

MFS Global Research Portfolio

EXPENSE TABLE

Fund Expenses Borne by the Contract Holders during the Period,

July 1, 2019 through December 31, 2019

As a contract holder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2019 through December 31, 2019.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight the fund’s ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/19	Ending Account Value 12/31/19	Expenses Paid During Period (p) 7/01/19-12/31/19
Initial Class	Actual	0.85%	$1,000.00	$1,095.62	$4.49
	Hypothetical (h)	0.85%	$1,000.00	$1,020.92	$4.33
Service Class	Actual	1.10%	$1,000.00	$1,094.04	$5.81
	Hypothetical (h)	1.10%	$1,000.00	$1,019.66	$5.60

(h)	5% class return per year before expenses.

(p)

“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

6

MFS Global Research Portfolio

PORTFOLIO OF INVESTMENTS – 12/31/19

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)
COMMON STOCKS – 99.5%
Aerospace – 3.6%
Honeywell International, Inc.	6,804	$1,204,308
Huntington Ingalls Industries, Inc.	1,799	451,333
L3Harris Technologies, Inc.	1,631	322,726
Northrop Grumman Corp.	1,575	541,753
United Technologies Corp.	5,358	802,414

		$3,322,534

Alcoholic Beverages – 1.2%
Ambev S.A., ADR	61,472	$286,459
China Resources Beer Holdings Co. Ltd.	78,000	431,426
Constellation Brands, Inc., “A”	2,245	425,989

		$1,143,874

Apparel Manufacturers – 2.6%
Adidas AG	2,330	$757,410
LVMH Moet Hennessy Louis Vuitton SE	1,955	908,309
NIKE, Inc., “B”	7,509	760,737

		$2,426,456

Automotive – 0.3%
IAA, Inc. (a)	5,673	$266,971

Brokerage & Asset Managers – 3.6%
Blackstone Group, Inc.	10,268	$574,392
Charles Schwab Corp.	21,751	1,034,478
CME Group, Inc.	2,870	576,066
Euronext N.V.	9,200	749,722
TD Ameritrade Holding Corp.	7,946	394,916

		$3,329,574

Business Services – 4.5%
Accenture PLC, “A”	3,446	$725,624
Fidelity National Information Services, Inc.	7,140	993,103
Fiserv, Inc. (a)	12,094	1,398,429
Global Payments, Inc.	5,788	1,056,657

		$4,173,813

Cable TV – 1.0%
Comcast Corp., “A”	20,432	$918,827

Chemicals – 0.4%
FMC Corp.	4,111	$410,360

Computer Software – 6.6%
Adobe Systems, Inc. (a)	3,339	$1,101,235
Cadence Design Systems, Inc. (a)	8,403	582,832
Microsoft Corp. (s)	18,838	2,970,753
Salesforce.com, Inc. (a)	9,314	1,514,829

		$6,169,649

Computer Software – Systems – 2.5%
Apple, Inc.	1,918	$563,221
Constellation Software, Inc.	748	726,462
Fujitsu Ltd.	6,100	575,614
Square, Inc., “A” (a)	3,537	221,275

Issuer	Shares/Par	Value ($)
COMMON STOCKS – continued
Computer Software – Systems – continued
Zebra Technologies Corp., “A” (a)	1,110	$283,538

		$2,370,110

Construction – 3.2%
Masco Corp.	13,859	$665,093
Sherwin-Williams Co.	1,569	915,574
Techtronic Industries Co. Ltd.	56,500	460,785
Toll Brothers, Inc.	11,109	438,917
Vulcan Materials Co.	3,782	544,570

		$3,024,939

Consumer Products – 1.0%
Kao Corp.	6,000	$494,868
Reckitt Benckiser Group PLC	5,754	467,137

		$962,005

Consumer Services – 0.8%
51job, Inc., ADR (a)	3,856	$327,374
Booking Holdings, Inc. (a)	205	421,015

		$748,389

Electrical Equipment – 2.0%
HD Supply Holdings, Inc. (a)	10,990	$442,018
Schneider Electric SE	9,803	1,006,136
TE Connectivity Ltd.	3,860	369,942

		$1,818,096

Electronics – 3.4%
Analog Devices, Inc.	7,215	$857,431
NXP Semiconductors N.V.	5,891	749,689
Taiwan Semiconductor Manufacturing Co. Ltd.	103,000	1,137,305
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	6,463	375,500

		$3,119,925

Energy – Independent – 1.7%
ConocoPhillips	11,522	$749,276
Oil Search Ltd.	78,791	400,864
Valero Energy Corp.	4,830	452,329

		$1,602,469

Energy – Integrated – 2.2%
BP PLC	116,982	$730,765
Galp Energia SGPS S.A., “B”	39,177	654,778
Suncor Energy, Inc.	21,357	699,976

		$2,085,519

Food & Beverages – 3.2%
Danone S.A.	5,896	$488,741
Mondelez International, Inc.	12,144	668,891
Nestle S.A.	9,495	1,027,987
PepsiCo, Inc.	5,713	780,796

		$2,966,415

7

MFS Global Research Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
COMMON STOCKS – continued
Gaming & Lodging – 1.1%
Flutter Entertainment PLC	3,207	$391,835
Marriott International, Inc., “A”	4,364	660,840

		$1,052,675

General Merchandise – 0.6%
Dollar General Corp.	3,871	$603,799

Health Maintenance Organizations – 0.7%
Cigna Corp.	2,960	$605,290

Insurance – 3.5%
AIA Group Ltd.	119,200	$1,251,307
Aon PLC	6,116	1,273,902
Chubb Ltd.	4,900	762,734

		$3,287,943

Internet – 4.6%
Alphabet, Inc., “A” (a)(s)	1,579	$2,114,897
Facebook, Inc., “A” (a)	7,280	1,494,220
NAVER Corp. (a)	3,919	632,015

		$4,241,132

Leisure & Toys – 0.6%
Electronic Arts, Inc. (a)	5,472	$588,295

Machinery & Tools – 2.6%
Flowserve Corp.	8,458	$420,955
GEA Group AG	10,916	360,967
Kubota Corp.	27,100	424,544
Roper Technologies, Inc.	2,321	822,168
Schindler Holding AG	1,646	418,728

		$2,447,362

Major Banks – 3.8%
BNP Paribas	17,830	$1,056,595
Goldman Sachs Group, Inc.	5,066	1,164,825
Mitsubishi UFJ Financial Group, Inc.	109,000	589,102
UBS Group AG	54,443	687,710

		$3,498,232

Medical & Health Technology & Services – 0.9%
ICON PLC (a)	4,601	$792,430

Medical Equipment – 5.7%
Becton, Dickinson and Co.	3,079	$837,396
Boston Scientific Corp. (a)	16,341	738,940
Danaher Corp.	6,834	1,048,882
EssilorLuxottica	5,252	800,021
Medtronic PLC	10,281	1,166,379
PerkinElmer, Inc.	7,375	716,113

		$5,307,731

Natural Gas – Distribution – 0.5%
China Resources Gas Group Ltd.	84,000	$461,379

Natural Gas – Pipeline – 0.5%
Enterprise Products Partners LP	15,354	$432,369

Other Banks & Diversified Financials – 7.2%
AEON Financial Service Co. Ltd.	26,400	$415,243
Credicorp Ltd.	3,597	766,629

Issuer	Shares/Par	Value ($)
COMMON STOCKS – continued
Other Banks & Diversified Financials – continued
HDFC Bank Ltd.	49,744	$886,536
Intesa Sanpaolo S.p.A.	288,593	760,244
Julius Baer Group Ltd.	12,489	644,323
KBC Group N.V.	10,288	773,876
Mastercard, Inc., “A”	4,590	1,370,528
Truist Financial Corp.	19,051	1,072,952

		$6,690,331

Pharmaceuticals – 4.4%
Bayer AG	8,774	$716,581
Elanco Animal Health, Inc. (a)	11,627	342,415
Roche Holding AG	4,214	1,367,220
Santen Pharmaceutical Co. Ltd.	41,700	795,091
Zoetis, Inc.	6,533	864,643

		$4,085,950

Printing & Publishing – 0.4%
Wolters Kluwer N.V.	4,867	$354,965

Railroad & Shipping – 0.9%
Canadian Pacific Railway Ltd.	2,165	$551,967
DP World Ltd.	19,439	254,651

		$806,618

Real Estate – 1.9%
LEG Immobilien AG	8,830	$1,045,432
STORE Capital Corp., REIT	19,330	719,849

		$1,765,281

Restaurants – 1.4%
Starbucks Corp.	8,504	$747,672
Yum China Holdings, Inc.	11,462	550,290

		$1,297,962

Specialty Chemicals – 3.2%
Akzo Nobel N.V.	5,059	$514,353
Croda International PLC	8,738	592,607
DuPont de Nemours, Inc.	7,514	482,399
Linde PLC	4,019	860,148
Sika AG	2,900	544,911

		$2,994,418

Specialty Stores – 3.7%
Amazon.com, Inc. (a)(s)	1,086	$2,006,754
Burlington Stores, Inc. (a)	2,348	535,414
Target Corp.	6,775	868,623

		$3,410,791

Telecommunications – Wireless – 2.0%
Advanced Info Service Public Co. Ltd.	74,200	$527,634
American Tower Corp., REIT	2,937	674,981
KDDI Corp.	23,300	693,170

		$1,895,785

Telephone Services – 1.1%
Hellenic Telecommunications Organization S.A.	31,388	$502,065
TELUS Corp.	14,330	554,859

		$1,056,924

8

MFS Global Research Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
COMMON STOCKS – continued
Tobacco – 0.9%
British American Tobacco PLC	9,168	$392,431
Philip Morris International, Inc.	5,464	464,932

		$857,363

Utilities – Electric Power – 3.5%
CLP Holdings Ltd.	53,500	$562,305
CMS Energy Corp.	15,581	979,110
Iberdrola S.A.	55,276	569,188
NextEra Energy, Inc.	3,123	756,266
Orsted A.S.	4,240	438,521

		$3,305,390

Total Common Stocks (Identified Cost, $68,764,218)		$92,700,340

INVESTMENT COMPANIES (h) – 0.5%
Money Market Funds – 0.5%
MFS Institutional Money Market Portfolio, 1.7% (v) (Identified Cost, $458,273)	458,273	$458,273

OTHER ASSETS, LESS LIABILITIES – 0.0%		12,795

NET ASSETS – 100.0%		$93,171,408

(a)	Non-income producing security.

(h)	An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund’s investments in affiliated issuers and in unaffiliated issuers were $458,273 and $92,700,340, respectively.

(s)	Security or a portion of the security was pledged to cover collateral requirements for certain derivative transactions.

(v)	Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

ADR	American Depositary Receipt

REIT	Real Estate Investment Trust

At December 31, 2019, the fund had cash collateral of $2,587 and other liquid securities with an aggregate value of $566,829 to cover any collateral or margin obligations for certain derivative contracts. Restricted cash and deposits with brokers in the Statement of Assets and Liabilities are comprised of cash collateral.

See Notes to Financial Statements

9

MFS Global Research Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF ASSETS AND LIABILITIES

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

At 12/31/19

Assets
Investments in unaffiliated issuers, at value (identified cost, $68,764,218)	$92,700,340
Investments in affiliated issuers, at value (identified cost, $458,273)	458,273
Deposits with brokers	2,587
Receivables for
Investments sold	195,498
Interest and dividends	164,408
Receivable from investment adviser	5,940
Other assets	810
Total assets	$93,527,856

Liabilities
Payable to custodian	$5,644
Payables for
Investments purchased	94,003
Fund shares reacquired	147,032
Payable to affiliates
Administrative services fee	125
Shareholder servicing costs	4
Distribution and/or service fees	83
Payable for independent Trustees’ compensation	15
Deferred country tax expense payable	34,792
Accrued expenses and other liabilities	74,750
Total liabilities	$356,448
Net assets	$93,171,408

Net assets consist of
Paid-in capital	$62,218,565
Total distributable earnings (loss)	30,952,843
Net assets	$93,171,408
Shares of beneficial interest outstanding	2,895,518

	Net assets	Shares outstanding	Net asset value per share
Initial Class	$87,137,880	2,707,344	$32.19
Service Class	6,033,528	188,174	32.06

See Notes to Financial Statements

10

MFS Global Research Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF OPERATIONS

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Year ended 12/31/19

Net investment income (loss)
Income
Dividends	$2,033,922
Dividends from affiliated issuers	10,790
Income on securities loaned	8,691
Other	354
Foreign taxes withheld	(112,464)
Total investment income	$1,941,293
Expenses
Management fee	$678,241
Distribution and/or service fees	14,877
Shareholder servicing costs	1,256
Administrative services fee	22,914
Independent Trustees’ compensation	3,096
Custodian fee	37,438
Shareholder communications	9,358
Audit and tax fees	63,420
Legal fees	778
Miscellaneous	34,110
Total expenses	$865,488
Reduction of expenses by investment adviser	(81,046)
Net expenses	$784,442
Net investment income (loss)	$1,156,851

Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers (net of $12,614 country tax)	$5,830,413
Affiliated issuers	(18)
Foreign currency	874
Net realized gain (loss)	$5,831,269
Change in unrealized appreciation or depreciation
Unaffiliated issuers (net of $30,895 increase in deferred country tax)	$17,805,852
Affiliated issuers	34
Translation of assets and liabilities in foreign currencies	3,306
Net unrealized gain (loss)	$17,809,192
Net realized and unrealized gain (loss)	$23,640,461
Change in net assets from operations	$24,797,312

See Notes to Financial Statements

11

MFS Global Research Portfolio

FINANCIAL STATEMENTS  |  STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Year ended
	12/31/19	12/31/18
Change in net assets

From operations
Net investment income (loss)	$1,156,851	$978,628
Net realized gain (loss)	5,831,269	7,591,282
Net unrealized gain (loss)	17,809,192	(16,336,922)
Change in net assets from operations	$24,797,312	$(7,767,012)
Total distributions to shareholders	$(8,539,061)	$(6,655,034)
Change in net assets from fund share transactions	$(5,951,007)	$(8,459,434)
Total change in net assets	$10,307,244	$(22,881,480)

Net assets
At beginning of period	82,864,164	105,745,644
At end of period	$93,171,408	$82,864,164

See Notes to Financial Statements

12

MFS Global Research Portfolio

FINANCIAL STATEMENTS  |  FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Initial Class	Year ended

	12/31/19	12/31/18	12/31/17	12/31/16		12/31/15

Net asset value, beginning of period	$27.00	$31.74	$25.69	$24.63		$25.18

Income (loss) from investment operations
Net investment income (loss) (d)	$0.40	$0.32	$0.28	$0.41	(c)	$0.25
Net realized and unrealized gain (loss)	7.88	(2.82)	6.24	0.93		(0.47)
Total from investment operations	$8.28	$(2.50)	$6.52	$1.34		$(0.22)

Less distributions declared to shareholders
From net investment income	$(0.34)	$(0.33)	$(0.47)	$(0.28)		$(0.33)
From net realized gain	(2.75)	(1.91)	—	—		—
Total distributions declared to shareholders	$(3.09)	$(2.24)	$(0.47)	$(0.28)		$(0.33)
Net asset value, end of period (x)	$32.19	$27.00	$31.74	$25.69		$24.63
Total return (%) (k)(r)(s)(x)	31.96	(8.83)	25.51	5.44	(c)	(0.81)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.94	0.93	0.92	0.78	(c)	0.92
Expenses after expense reductions (f)	0.85	0.88	0.92	0.77	(c)	0.91
Net investment income (loss)	1.29	1.01	0.97	1.64	(c)	0.98
Portfolio turnover	27	22	33	40		40
Net assets at end of period (000 omitted)	$87,138	$77,345	$98,434	$91,281		$98,321

Service Class	Year ended

	12/31/19	12/31/18	12/31/17	12/31/16		12/31/15

Net asset value, beginning of period	$26.89	$31.61	$25.59	$24.52		$25.06

Income (loss) from investment operations
Net investment income (loss) (d)	$0.32	$0.24	$0.21	$0.34	(c)	$0.19
Net realized and unrealized gain (loss)	7.85	(2.82)	6.20	0.94		(0.47)
Total from investment operations	$8.17	$(2.58)	$6.41	$1.28		$(0.28)

Less distributions declared to shareholders
From net investment income	$(0.25)	$(0.23)	$(0.39)	$(0.21)		$(0.26)
From net realized gain	(2.75)	(1.91)	—	—		—
Total distributions declared to shareholders	$(3.00)	$(2.14)	$(0.39)	$(0.21)		$(0.26)
Net asset value, end of period (x)	$32.06	$26.89	$31.61	$25.59		$24.52
Total return (%) (k)(r)(s)(x)	31.62	(9.06)	25.17	5.21	(c)	(1.09)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.19	1.18	1.17	1.03	(c)	1.17
Expenses after expense reductions (f)	1.10	1.13	1.17	1.02	(c)	1.16
Net investment income (loss)	1.06	0.76	0.73	1.39	(c)	0.74
Portfolio turnover	27	22	33	40		40
Net assets at end of period (000 omitted)	$6,034	$5,519	$7,312	$7,415		$8,151

See Notes to Financial Statements

13

MFS Global Research Portfolio

Financial Highlights – continued

(c)	Amount reflects a one-time reimbursement of expenses by the custodian (or former custodian) without which net investment income and performance would be lower and expenses would be higher.

(d)	Per share data is based on average shares outstanding.

(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.

(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.

(r)	Certain expenses have been reduced without which performance would have been lower.

(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

(x)

The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

14

MFS Global Research Portfolio

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Global Research Portfolio (the fund) is a diversified series of MFS Variable Insurance Trust II (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s market, economic, industrial, political, regulatory, geopolitical, and other conditions.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halt of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset

15

MFS Global Research Portfolio

Notes to Financial Statements – continued

value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of December 31, 2019 in valuing the fund’s assets or liabilities:

Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities:
United States	$55,601,308	$—	$—	$55,601,308
France	5,009,524	—	—	5,009,524
Switzerland	4,690,879	—	—	4,690,879
Japan	—	3,987,632	—	3,987,632
Germany	2,880,390	—	—	2,880,390
Canada	2,533,264	—	—	2,533,264
Hong Kong	2,274,397	—	—	2,274,397
United Kingdom	2,182,940	—	—	2,182,940
China	1,770,469	—	—	1,770,469
Other Countries	11,241,903	527,634	—	11,769,537
Mutual Funds	458,273	—	—	458,273
Total	$88,643,347	$4,515,266	$—	$93,158,613

For further information regarding security characteristics, see the Portfolio of Investments.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans – Under its Securities Lending Agency Agreement with the fund, State Street Bank and Trust Company, as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. Security loans can be terminated at the discretion of either the lending agent or the fund and the related securities must be returned within the earlier of the standard trade settlement period for such securities or within three business days. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. On loans collateralized by cash, the cash collateral is invested in a money market fund. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. The lending agent provides the fund with indemnification against Borrower default. In the event of Borrower default, the lending agent will, for the benefit of the fund, either purchase securities identical to those loaned or, when such purchase is commercially impracticable, pay the fund the market value of the loaned securities. In return, the lending agent assumes the fund’s rights to the related collateral. If the collateral value is less than the cost to purchase identical securities, the lending agent is responsible for the shortfall, but only to the extent that such shortfall is not due to a decline in collateral value resulting from collateral reinvestment for which the fund bears the risk of loss. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is separately reported in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income. At December 31, 2019, there were no securities on loan or collateral outstanding.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the

16

MFS Global Research Portfolio

Notes to Financial Statements – continued

fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend payments received in additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future.

Book/tax differences primarily relate to partnership adjustments.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	Year ended 12/31/19	Year ended 12/31/18
Ordinary income (including any short-term capital gains)	$1,089,055	$952,020
Long-term capital gains	7,450,006	5,703,014
Total distributions	$8,539,061	$6,655,034

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 12/31/19

Cost of investments	$69,354,679
Gross appreciation	26,109,917
Gross depreciation	(2,305,983)
Net unrealized appreciation (depreciation)	$23,803,934

Undistributed ordinary income	1,143,107
Undistributed long-term capital gain	5,840,630
Other temporary differences	165,172

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	Year ended 12/31/19	Year ended 12/31/18
Initial Class	$8,002,822	$6,222,796
Service Class	536,239	432,238
Total	$8,539,061	$6,655,034

17

MFS Global Research Portfolio

Notes to Financial Statements – continued

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates based on the fund’s average daily net assets:

Up to $300 million	0.75%
In excess of $300 million	0.675%

MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the year ended December 31, 2019, this management fee reduction amounted to $8,815, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended December 31, 2019 was equivalent to an annual effective rate of 0.74% of the fund’s average daily net assets.

The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, such that total annual operating expenses do not exceed 0.85% of average daily net assets for the Initial Class shares and 1.10% of average daily net assets for the Service Class shares. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until April 30, 2021. For the year ended December 31, 2019, this reduction amounted to $72,231, which is included in the reduction of total expenses in the Statement of Operations.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2019, the fee was $1,152, which equated to 0.0013% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2019, these costs amounted to $104.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended December 31, 2019 was equivalent to an annual effective rate of 0.0253% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration from MFS for their services to the fund. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other funds managed by MFS (the funds) had entered into a service agreement (the ISO Agreement) which provided for payment of fees solely by the funds to Tarantino LLC in return for the provision of services of an Independent Senior Officer (ISO) for the funds. Frank L. Tarantino served as the ISO and was an officer of the funds and the sole member of Tarantino LLC. Effective June 30, 2019, Mr. Tarantino retired from his position as ISO for the funds, and the ISO Agreement was terminated. For the year ended December 31, 2019, the fee paid by the fund under this agreement was $106 and is included in “Miscellaneous” expense in the Statement of Operations. MFS had agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ISO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS.

The fund is permitted to engage in purchase and sale transactions with funds and accounts for which MFS serves as investment adviser or sub-adviser (“cross-trades”) pursuant to a policy adopted by the Board of Trustees. This policy has been designed to ensure that cross-trades conducted by the fund comply with Rule 17a-7 under the Investment Company Act of 1940. During the year ended December 31, 2019, the fund engaged in sale transactions pursuant to this policy, which amounted to $66,929. The sales transactions resulted in net realized gains (losses) of $24,667.

18

MFS Global Research Portfolio

Notes to Financial Statements – continued

(4)	Portfolio Securities

For the year ended December 31, 2019, purchases and sales of investments, other than short-term obligations, aggregated $23,778,165 and $37,090,071, respectively.

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 12/31/19		Year ended 12/31/18

	Shares	Amount	Shares	Amount
Shares sold
Initial Class	12,717	$387,963	21,167	$662,568
Service Class	9,028	278,092	13,000	400,637
	21,745	$666,055	34,167	$1,063,205

Shares issued to shareholders in reinvestment of distributions
Initial Class	277,010	$8,002,822	199,449	$6,222,796
Service Class	18,619	536,239	13,898	432,238
	295,629	$8,539,061	213,347	$6,655,034

Shares reacquired
Initial Class	(447,291)	$(13,761,706)	(457,412)	$(14,510,661)
Service Class	(44,709)	(1,394,417)	(52,984)	(1,667,012)
	(492,000)	$(15,156,123)	(510,396)	$(16,177,673)

Net change
Initial Class	(157,564)	$(5,370,921)	(236,796)	$(7,625,297)
Service Class	(17,062)	(580,086)	(26,086)	(834,137)
	(174,626)	$(5,951,007)	(262,882)	$(8,459,434)

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndicate of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the highest of one month LIBOR, the Federal Funds Effective Rate and the Overnight Bank Funding Rate, plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at rates equal to customary reference rates plus an agreed upon spread. For the year ended December 31, 2019, the fund’s commitment fee and interest expense were $492 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

(7)	Investments in Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the following were affiliated issuers:

Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
MFS Institutional Money Market Portfolio	$503,401	$14,382,018	$14,427,162	$(18)	$34	$458,273

Affiliated Issuers					Dividend Income	Capital Gain Distributions
MFS Institutional Money Market Portfolio					$10,790	$—

19

MFS Global Research Portfolio

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Variable Insurance Trust II and the Shareholders of

MFS Global Research Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of MFS Global Research Portfolio (the “Fund”), including the portfolio of investments, as of December 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2019, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 14, 2020

We have served as the auditor of one or more of the MFS investment companies since 1924.

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MFS Global Research Portfolio

TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of February 1, 2020, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 56)	Trustee	February 2004	133	Massachusetts Financial Services Company, Executive Chairman (since January 2017); Director; Chairman of the Board; Chief Executive Officer (until 2015); Co-Chief Executive Officer (2015-2016)	N/A

Robin A. Stelmach (k) (age 58)	Trustee	January 2014	133	Massachusetts Financial Services Company, Vice Chair (since January 2017); Chief Operating Officer and Executive Vice President (until January 2017)	N/A

INDEPENDENT TRUSTEES
John P. Kavanaugh (age 65)	Trustee and Chair of Trustees	January 2009	133	Private investor	N/A

Steven E. Buller (age 68)	Trustee	February 2014	133	Financial Accounting Standards Advisory Council, Chairman (2014-2015); Public Company Accounting Oversight Board, Standing Advisory Group, Member (until 2014); BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A

John A. Caroselli (age 65)	Trustee	March 2017	133	JC Global Advisors, LLC (management consulting), President (since 2015); First Capital Corporation (commercial finance), Executive Vice President (until 2015)	N/A

Maureen R. Goldfarb (age 64)	Trustee	January 2009	133	Private investor	N/A

Peter D. Jones (age 64)	Trustee	January 2019	133	Franklin Templeton Distributors, Inc. (investment management), President (until 2015); Franklin Templeton Institutional, LLC (investment management), Chairman (until 2015)	N/A

James W. Kilman, Jr. (age 58)	Trustee	January 2019	133	Burford Capital Limited (finance and investment management), Chief Financial Officer (since 2019); KielStrand Capital LLC (family office), Chief Executive Officer (since 2016); Morgan Stanley & Co. (financial services), Vice Chairman of Investment Banking, Co-Head of Diversified Financials Coverage – Financial Institutions Investment Banking Group (until 2016)	Alpha-En Corporation, Director (2016-2019)

21

MFS Global Research Portfolio

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
Clarence Otis, Jr. (age 63)	Trustee	March 2017	133	Darden Restaurants, Inc., Chief Executive Officer (until 2014)	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director; Federal Reserve Bank of Atlanta, Director (until 2015)

Maryanne L. Roepke (age 63)	Trustee	May 2014	133	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A

Laurie J. Thomsen (age 62)	Trustee	March 2005	133	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director (since 2015)

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 46)	Assistant Secretary and Assistant Clerk	July 2005	133	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

Kino Clark (k) (age 51)	Assistant Treasurer	January 2012	133	Massachusetts Financial Services Company, Vice President

John W. Clark, Jr. (k) (age 52)	Assistant Treasurer	April 2017	133	Massachusetts Financial Services Company, Vice President (since March 2017); Deutsche Bank (financial services), Department Head –Treasurer’s Office (until February 2017)

Thomas H. Connors (k) (age 60)	Assistant Secretary and Assistant Clerk	September 2012	133	Massachusetts Financial Services Company, Vice President and Senior Counsel

David L. DiLorenzo (k) (age 51)	President	July 2005	133	Massachusetts Financial Services Company, Senior Vice President

Heidi W. Hardin (k) (age 52)	Secretary and Clerk	April 2017	133	Massachusetts Financial Services Company, Executive Vice President and General Counsel (since March 2017); Harris Associates (investment management), General Counsel (from September 2015 to January 2017); Janus Capital Management LLC (investment management), Senior Vice President and General Counsel (until September 2015)

Brian E. Langenfeld (k) (age 46)	Assistant Secretary and Assistant Clerk	June 2006	133	Massachusetts Financial Services Company, Vice President and Senior Counsel

Amanda S. Mooradian (k) (age 40)	Assistant Secretary and Assistant Clerk	September 2018	133	Massachusetts Financial Services Company, Assistant Vice President and Counsel

Susan A. Pereira (k) (age 49)	Assistant Secretary and Assistant Clerk	July 2005	133	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

Kasey L. Phillips (k) (age 49)	Assistant Treasurer	September 2012	133	Massachusetts Financial Services Company, Vice President

Matthew A. Stowe (k) (age 45)	Assistant Secretary and Assistant Clerk	October 2014	133	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

22

MFS Global Research Portfolio

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
Martin J. Wolin (k) (age 52)	Chief Compliance Officer	July 2015	133	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer (since July 2015); Mercer (financial service provider), Chief Risk and Compliance Officer, North America and Latin America (until June 2015)

James O. Yost (k) (age 59)	Treasurer	September 1990	133	Massachusetts Financial Services Company, Senior Vice President

(h)

Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(k)

“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee (other than Messrs. Jones and Kilman) has been elected by shareholders and each Trustee and Officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Messrs. Jones and Kilman became Trustees of the Funds on January 1, 2019. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board’s retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).

Messrs. Buller, Kilman and Otis and Ms. Roepke are members of the Trust’s Audit Committee.

Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.

The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	Custodian State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900

Distributor MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116

Portfolio Manager(s) Akira Fuse James Keating

23

MFS Global Research Portfolio

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

MFS Global Research Portfolio

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2019 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Senior Officer, a senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2018 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Broadridge performance universe”), (ii) information provided by Broadridge on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Broadridge as well as all other funds in the same investment classification/category (the “Broadridge expense group and universe”), (iii) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the Broadridge performance universe over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Broadridge performance universe over the five-year period ended December 31, 2018, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Initial Class shares was in the 4th quintile relative to the other funds in the universe for this five-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Initial Class shares was in the 2nd quintile for each of the one- and three-year periods ended December 31, 2018 relative to the Broadridge performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. The Trustees noted that although the Fund’s five-year performance was substandard relative to its Broadridge performance universe, the Trustees observed that the Fund’s one- and three-year performance as compared to its Broadridge performance universe improved for the period ended December 31, 2018, as compared to the prior year. After

24

MFS Global Research Portfolio

Board Review of Investment Advisory Agreement – continued

reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets and the advisory fee and total expense ratios of the Broadridge expense group based on information provided by Broadridge. The Trustees considered that, MFS currently observes an expense limitation for the Fund, which may not be changed without the Trustees’ approval. The Trustees also considered that, according to the data provided by Broadridge (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each approximately at the Broadridge expense group median.

The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund, if any. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.

The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to a contractual breakpoint that reduces the Fund’s advisory fee rate on average daily net assets over $300 million. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the breakpoint and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the MFS Funds. The Trustees also considered that, effective January 3, 2018, MFS had discontinued its historic practice of obtaining investment research from portfolio brokerage commissions paid by certain MFS Funds and would thereafter directly pay for or voluntarily reimburse a Fund, if applicable, for the costs of external research acquired through the use of the Fund’s portfolio brokerage commissions.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2019.

25

MFS Global Research Portfolio

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at http://www.sec.gov. A shareholder can obtain the portfolio holdings report for the first and third quarters of the fund’s fiscal year at mfs.com/vit2 by choosing the fund’s name and then selecting the “Resources” tab and clicking on “Prospectus and Reports”.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available at https://www.mfs.com/en-us/what-we-do/announcements.html or at mfs.com/vit2 by choosing the fund’s name.

INFORMATION ABOUT FUND CONTRACTS AND LEGAL CLAIMS

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

FEDERAL TAX INFORMATION (unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates $8,196,000 as capital gain dividends paid during the fiscal year.

For corporate shareholders, 55.83% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

26

rev. 3/16

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•  Social Security number and account balances

•  Account transactions and transaction history

•  Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

27

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

•  open an account or provide account information

•  direct us to buy securities or direct us to sell your securities

•  make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•  sharing for affiliates’ everyday business purposes – information about your creditworthiness

•  affiliates from using your information to market to you

•  sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

•  MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

28

Annual Report

December 31, 2019

MFS® Global Tactical Allocation Portfolio

MFS® Variable Insurance Trust II

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, the insurance company that offers your contract may determine that it will no longer send you paper copies of the fund’s annual and semiannual shareholder reports unless you specifically request paper copies from the insurance company or from your financial intermediary. Instead, the shareholder reports will be made available on a Web site (insurancefunds.mfs.com or other Web site of which you will be notified), and the insurance company will notify you by mail each time a report is posted and provide you with a Web site link to access the report. Instructions for requesting paper copies will be provided by your insurance company or financial intermediary.

If you already elected to receive shareholder reports by email, you will not be affected by this change and you need not take any action. If your insurance company or financial intermediary offers electronic delivery, you may elect to receive shareholder reports and other communications from the insurance company or financial intermediary by email by following the instructions provided by the insurance company or financial intermediary.

Beginning on January 1, 2019, you may elect to receive all future reports in paper free of charge from the insurance company or financial intermediary. You can inform the insurance company or financial intermediary that you wish to continue receiving paper copies of your shareholder reports by contacting your insurance company or financial intermediary. Your election to receive reports in paper will apply to all funds held in your account with your insurance company or financial intermediary.

WTS-ANN

MFS® Global Tactical Allocation Portfolio

The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK OR CREDIT UNION GUARANTEE • NOT A DEPOSIT • NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS Global Tactical Allocation Portfolio

LETTER FROM THE EXECUTIVE CHAIR

Dear Contract Owners:

Slowing global growth, low inflation, and trade friction between the United States and China have been hallmarks of the past 12 months. After experiencing an uptick in market volatility in late 2018, markets steadied for most of 2019, thanks in large measure to the adoption of a dovish policy stance on the part of global central banks, focused on supporting economic growth. Negotiations aimed at a “phase one” trade deal between the U.S. and China bore fruit at the end of the period, boosting investor sentiment, while signs of stability emerging from the global manufacturing sector also lifted spirits. Uncertainty over Brexit, along with the ripple effects from the trade conflict, hampered business confidence and investment in the United Kingdom and Europe for much of the period, though investors expect greater clarity regarding Brexit as a result of December’s general election. The pro-Brexit Conservative Party won the election by a comfortable margin and set the stage for the U.K.’s departure from the EU at the end of January.

Markets expect the longest economic expansion in U.S. history will continue, albeit at a slower pace, as trade tensions recede. In an effort to prolong the expansion, the U.S. Federal Reserve lowered interest rates three times between July and October and the European Central Bank loosened policy in September. While the global monetary policy backdrop remains quite accommodative, signs of easing trade tensions and fading global recession fears led to improved market sentiment in late 2019 as investors grew less risk averse. In early 2020, an outbreak of coronavirus emanating from China reintroduced global growth fears, causing an uptick in volatility.

Here at MFS®, we aim to help our clients navigate the growing complexity of the markets and world economies. Our long-term investment philosophy and commitment to the responsible allocation of capital allow us to tune out the noise and uncover what we believe are the best, most durable investment opportunities in the market. Through our powerful global investment platform, we combine collective expertise, thoughtful risk management and long-term discipline to create sustainable value for investors.

Respectfully,

Robert J. Manning

Executive Chair

MFS Investment Management

February 14, 2020

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

MFS Global Tactical Allocation Portfolio

PORTFOLIO COMPOSITION

Portfolio structure

			Tactical Overlay (b)
		Active Security Selection (a)	Long	Short	Net Market Exposure (c)
Fixed Income	U.S.	20.0%	42.3%	(7.8)%	54.5%
	Japan	6.2%	8.2%	0.0%	14.4%
	Europe ex-U.K.	5.9%	0.0%	(0.3)%	5.6%
	Emerging Markets	5.2%	0.0%	0.0%	5.2%
	Asia/Pacific ex-Japan	1.5%	2.1%	0.0%	3.6%
	Supranational	0.2%	0.0%	0.0%	0.2%
	United Kingdom	4.2%	0.0%	(8.5)%	(4.3)%
	North America ex-U.S.	1.2%	0.0%	(7.7)%	(6.5)%
	Total	44.4%	52.6%	(24.3)%	72.7%
Equity	U.S. Large Cap	17.5%	0.0%	(1.3)%	16.2%
	Europe ex-U.K.	7.0%	10.5%	(1.8)%	15.7%
	Japan	2.9%	1.1%	0.0%	4.0%
	United Kingdom	1.9%	1.6%	0.0%	3.5%
	Emerging Markets	2.5%	6.6%	(7.6)%	1.5%
	North America ex-U.S.	1.4%	0.0%	(1.6)%	(0.2)%
	Asia/Pacific ex-Japan	0.4%	0.6%	(2.9)%	(1.9)%
	U.S. Small/Mid Cap	1.3%	0.0%	(3.7)%	(2.4)%
	Total	34.9%	20.4%	(18.9)%	36.4%
Real Estate-related	Non-U.S.	0.8%	0.0%	0.0%	0.8%
	U.S.	0.6%	0.0%	0.0%	0.6%
	Total	1.4%	0.0%	0.0%	1.4%
Cash	Cash & Cash Equivalents (d)				6.0%
	Other (e)				(16.5)%
	Total				(10.5)%
	Total Net Exposure Summary				100.0%

Strategic Allocation Targets & Net Exposure Ranges
Asset Class	Target (w)	Ranges (z)
Equities	35%	0 to 70%
Fixed Income, Cash and Cash Equivalents	65%	30 to 100%

Top ten holdings (c)
USD Interest Rate Swap, Receive 1.63% – NOV 2021	26.5%
USD Interest Rate Swap, Receive 1.58% – NOV 2024	11.0%
Japan Government Bond 10 yr Future – MAR 2020	8.2%
CAC 40 Index Future – JAN 2020	3.9%
FTSE MIB Index Future – MAR 2020	3.8%
Euro-Bund 10 yr Future – MAR 2020	(3.6)%
Euro-Bobl 5 yr Future – MAR 2020	(4.0)%
USD Interest Rate Swap, Pay 1.7% – NOV 2029	(5.6)%
Canadian Treasury Bond 10 yr Future – MAR 2020	(7.7)%
Long Gilt 10 yr Future – MAR 2020	(8.5)%

(a)	Represents the actively managed portion of the portfolio and for purposes of this presentation, components include the value of securities, less any securities sold short. The bond component will include any accrued interest amounts. This also reflects the equivalent exposure of certain derivative positions. These amounts may be negative from time to time.
(b)	Represents the tactical overlay portion of the portfolio which is how the fund manages its exposure to markets and currencies through the use of derivative positions. Percentages reflect the equivalent exposure of those derivative positions.
(c)	For purposes of this presentation, the components include the value of securities, less any securities sold short, and reflect the impact of the equivalent exposure of all derivative positions. These amounts may be negative from time to time. The bond component will include any accrued interest amounts.

MFS Global Tactical Allocation Portfolio

Portfolio Composition – continued

(d)	Cash & Cash Equivalents includes any cash, investments in money market funds, short term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.
(e)	Other includes currency derivatives and/or the offsetting of the leverage produced by the fund’s derivative positions, including payables and/or receivables of the finance leg of interest rate swaps and the unrealized gain or loss in connection with forward currency exchange contracts.
(w)	The strategic asset class allocations have been selected for investment over longer time periods. The actual strategic asset class weightings can deviate due to market movements and cash flows.
(z)	The fund’s net exposures to the asset classes referenced will normally fall within these ranges after taking into account the tactical overlay.

Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than value. The value of derivatives may be different.

Where the fund holds convertible bonds, they are treated as part of the equity portion of the portfolio.

Percentages are based on net assets as of December 31, 2019.

The portfolio is actively managed and current holdings may be different.

MFS Global Tactical Allocation Portfolio

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended December 31, 2019, Initial Class shares of the MFS Global Tactical Allocation Portfolio (fund) provided a total return of 14.58%, while Service Class shares of the fund provided a total return of 14.30%. These compare with a return of 6.84% over the same period for the fund’s benchmark, the Bloomberg Barclays Global Aggregate Bond Index. The fund’s other benchmarks, the MSCI World Index (net div) and the MFS Global Tactical Allocation Blended Index (“Blended Index”), generated total returns of 27.67% and 14.75%, respectively. The Blended Index reflects the blended returns of equity and fixed income indices, with percentage allocations to each index designed to resemble the strategic allocations of the fund. The market indices and related percentage allocations used to compile the Blended Index are set forth in the Performance Summary.

The fund’s investment objective is to seek total return. MFS seeks to achieve the fund’s objective by generating returns from a combination of (1) individual security selection of a combination of debt instruments and equity securities and (2) a tactical asset allocation overlay primarily using derivative instruments to manage the fund’s exposure to asset classes (e.g. equity and fixed income), markets (e.g. U.S. and foreign countries), and currencies (e.g. U.S. dollar and Japanese yen). Derivatives may include futures, forward contracts, options, swaps and certain complex structured securities.

Market Environment

Fading fears of a near-term global recession, the announcement of a partial trade deal between the United States and China and the decline in uncertainty over Brexit helped bolster market sentiment late in the period. Changes in market sentiment, largely driven by uncertainty over the outcome of trade negotiations between the US and China, had contributed to periodic bouts of volatility during the reporting period. The global economy decelerated, led by weakness in China and Europe, although the pace of the slowdown moderated late in the period amid nascent signs of stabilization in the manufacturing sector.

The deteriorating global growth backdrop, along with declining inflationary pressures, prompted the US Federal Reserve to adopt a more dovish posture beginning in early 2019, resulting in the first interest rate cut in over a decade at the end of July, followed by additional cuts in September and October. The Fed’s actions led to a sharp decline in long-term interest rates during the period’s second half, causing the inversion of portions of the US Treasury yield curve for a time. Amid an improvement in risk sentiment in Q4 2019 and indications of a bottoming in growth and a potential upturn in activity, the Fed indicated in October that further rate cuts were unlikely unless the outlook for the economy materially worsened.

Globally, central banks have tilted more dovish as well, with the European Central Bank unveiling a package of easing measures, which included putting overnight rates deeper into negative territory, restarting its bond-buying program and lengthening the term of cheap loans to banks to three years from two. The central banks of India and Australia are among those that have cut rates several times in recent months, although China has been more cautious in increasing liquidity as it keeps trying to deleverage its economy, cutting rates only marginally.

Emerging markets experienced considerable volatility through the end of 2018, as tighter global financial conditions exposed structural weakness in some countries. Those conditions improved in 2019 as the Fed became more dovish. Notwithstanding the periodic headwinds on market sentiment from significant trade friction between the US and China over much of the year, emerging market hard currency debt and local rates benefited from relatively cheap valuations at the beginning of the period and easier global monetary conditions. These factors, plus the fading of certain global risk factors mentioned above, hastened spread tightening in the latter part of the period. At the same time, idiosyncratic risks spiked in some countries (e.g., Argentina and Lebanon), contributing to increased dispersion in performance among sovereign assets.

Detractors from Performance

Within the equity portion of the fund, stock selection and, to a lesser extent, an overweight position in the consumer staples sector held back performance relative to the MSCI World Index. Within this sector, the fund’s overweight positions in tobacco company Japan Tobacco (Japan) and chemical products company Henkel (Germany) detracted from relative results.

An underweight position and, to a lesser extent, stock selection in the information technology sector also hindered relative performance. Within this sector, not owning shares of computer and personal electronics maker Apple, and the timing of the fund’s ownership in shares of software giant Microsoft, weakened relative results.

Elsewhere, the fund’s overweight positions in pharmaceutical giant Pfizer, real estate company Deutsche Wohnen (Germany) and industrial conglomerate 3M dampened relative performance. Additionally, not holding shares of social networking service provider Facebook, and the fund’s holdings of oil and natural gas exploration and development company China Petroleum and Chemical (b) (China), further weighed on relative returns.

Within the fixed income portion of the fund, currency positioning detracted from performance relative to the Bloomberg Barclays Global Aggregate Bond Index. The fund’s greater exposure to both the Japanese yen and Norwegian krone, and its lesser exposure to the Canadian dollar, also weighed on relative results.

MFS Global Tactical Allocation Portfolio

Management Review – continued

Within the fund’s tactical overlay, a long exposure to both Hong Kong and the United Kingdom equity markets, via equity index futures, detracted from the fund’s performance. A long exposure to the fixed income market of Japan, via fixed income index futures, also held back results. From a currency perspective, the fund’s short exposure to the New Zealand dollar weighed on the fund’s performance.

Contributors to Performance

Within the equity portion of the fund, stock selection in the industrials sector contributed to performance relative to the MSCI World Index. Within this sector, the fund’s overweight positions in electrical distribution equipment manufacturer Schneider Electric (France), airline operator Air Canada (Canada) and defense contractor Lockheed Martin bolstered relative results. In addition, the timing of the fund’s ownership in shares of aerospace company Boeing (h) aided relative performance.

Stock selection in the financials sector also supported relative returns. Within this sector, the fund’s overweight positions in risk management and human capital consulting services provider Aon and credit rating agency Moody’s helped relative results.

Elsewhere, holding shares of semiconductor manufacturer Taiwan Semiconductor Manufacturing (b) (Taiwan), and the fund’s overweight positions in management consulting, technology and outsourcing services provider Accenture, research and consulting firm Nomura Research Institute (Japan) and tobacco company Philip Morris, benefited relative returns.

Within the fixed income portion of the fund, yield curve (y) positioning, particularly the fund’s longer duration (d) stance in the US, euro and Australian yield curves, supported returns relative to the Bloomberg Barclays Global Aggregate Bond Index, as interest rates declined during the period. From a sector perspective, the fund’s security selection and underweight exposure to the treasury sector contributed to relative results. Security selection and an overweight exposure to the industrials sector also strengthened relative returns. From a credit quality perspective, security selection and an overweight exposure to “BBB” rated (r) bonds aided relative performance. Favorable security selection and an underweight exposure to both “A” and “AA” rated securities further benefited relative performance.

Within the fund’s tactical overlay, a short exposure to emerging equity markets helped the fund’s performance, most notably from the fund’s short exposure to South Africa and Korea. A short exposure to the fixed income markets of Canada and Germany also helped results. From a currency perspective, a long exposure to the Australian dollar benefited the fund’s performance.

Respectfully,

Portfolio Manager(s)

Nevin Chitkara, Pilar Gomez-Bravo, Steven Gorham, Andy Li, Vipin Narula, Ben Nastou, Henry Peabody, Robert Persons, Jonathan Sage, Natalie Shapiro, Robert Spector, and Erik Weisman

Note to Shareholders: Effective February 1, 2019, Andy Li was added as a Portfolio Manager of the Fund. Effective December 31, 2019, Henry Peabody was added as a Portfolio Manager of the Fund. Effective December 31, 2020, Nevin Chitkara will be removed as a Portfolio Manager of the Fund.

(b)	Security is not a benchmark constituent.

(d)

Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value.

(h)	Security was not held in the portfolio at period end.

(r)

Bonds rated “BBB”, “Baa”, or higher are considered investment grade; bonds rated “BB”, “Ba”, or below are considered non-investment grade. The sources for bond quality ratings are Moody’s Investors Service, Standard & Poor’s and Fitch, Inc. and are applied using the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). For securities which are not rated by any of the three agencies, the security is considered Not Rated.

(y)	A yield curve graphically depicts the yields of different maturity bonds of the same credit quality and type; a normal yield curve is upward sloping, with short-term rates lower than long-term rates.

The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

MFS Global Tactical Allocation Portfolio

PERFORMANCE SUMMARY THROUGH 12/31/19

The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.

Growth of a Hypothetical $10,000 Investment

Total Returns through 12/31/19

Average annual total returns

Share Class	Class Inception Date	1-yr	5-yr	10-yr
Initial Class	11/07/94	14.58%	4.73%	5.33%
Service Class	8/24/01	14.30%	4.46%	5.07%

Comparative benchmark(s)
Bloomberg Barclays Global Aggregate Bond Index (f)		6.84%	2.31%	2.48%
MFS Global Tactical Allocation Blended Index (f)(w)		14.75%	5.39%	5.98%
Bloomberg Barclays Global Aggregate Bond Index Hedged (f)		8.22%	3.57%	4.08%
MSCI World Index (net div) (f)		27.67%	8.74%	9.47%

(f)	Source: FactSet Research Systems Inc.

(w)	As of December 31, 2019, MFS Global Tactical Allocation Blended Index (a custom index) was comprised of 35% MSCI World Index (net div), 54% Bloomberg Barclays Global Aggregate Bond Index Hedged, and 11% Bloomberg Barclays Global Aggregate Bond Index.

Benchmark Definition(s)

Bloomberg Barclays Global Aggregate Bond Index – provides a broad-based measure of the global investment-grade fixed income markets. The three major components of this index are the U.S. Aggregate, the Pan-European Aggregate, and the Asian-Pacific Aggregate Indices. The index also includes Eurodollar and Euro-Yen corporate bonds, Canadian government, agency and corporate securities, and USD investment grade 144A securities.(b)

Bloomberg Barclays Global Aggregate Bond Index Hedged – provides a broad-based measure of the currency-hedged performance of global investment-grade fixed income markets. The three major components of this index are the U.S. Aggregate, the Pan-European Aggregate, and the Asian-Pacific Aggregate Indices. The index also includes Eurodollar and Euro-Yen corporate bonds, Canadian government, agency and corporate securities, and USD investment grade 144A securities.(b)

MSCI World Index (net div) – a market capitalization-weighted index that is designed to measure equity market performance in the global developed markets. Morgan Stanley Capital International (“MSCI”) makes no express or implied warranties or representations

MFS Global Tactical Allocation Portfolio

Performance Summary – continued

and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI.

It is not possible to invest directly in an index.

(b)

BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). BARCLAYS® is a trademark and service mark of Barclays Bank Plc (collectively with its affiliates, “Barclays”), used under license. Bloomberg or Bloomberg’s licensors, including Barclays, own all proprietary rights in the Bloomberg Barclays Indices. Neither Bloomberg nor Barclays approves or endorses this material, or guarantees the accuracy or completeness of any information herein, or makes any warranty, express or implied, as to the results to be obtained therefrom, and, to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

Performance information prior to February 8, 2010 reflects time periods when the fund (i) had a policy of investing between 40% and 75% of its assets in equity securities and at least 25% of its assets in fixed income senior securities and (ii) did not employ atactical asset allocation overlay. The funds investment policies and strategies changed effective February 8, 2010.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

MFS Global Tactical Allocation Portfolio

EXPENSE TABLE

Fund Expenses Borne by the Contract Holders during the Period,

July 1, 2019 through December 31, 2019

As a contract holder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2019 through December 31, 2019.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight the fund’s ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/19	Ending Account Value 12/31/19	Expenses Paid During Period (p) 7/01/19-12/31/19
Initial Class	Actual	0.79%	$1,000.00	$1,043.47	$4.07
	Hypothetical (h)	0.79%	$1,000.00	$1,021.22	$4.02
Service Class	Actual	1.04%	$1,000.00	$1,041.88	$5.35
	Hypothetical (h)	1.04%	$1,000.00	$1,019.96	$5.30

(h)	5% class return per year before expenses.

(p)

“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Notes to Expense Table

Expense ratios include 0.02% of interest expense on uncovered collateral or margin obligations with the broker (See Note 2 of the Notes to Financial Statements) that are outside of the expense limitation arrangement (See Note 3 of the Notes to Financial Statements).

MFS Global Tactical Allocation Portfolio

PORTFOLIO OF INVESTMENTS – 12/31/19

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par		Value ($)
BONDS – 58.3%
Aerospace – 0.3%
Huntington Ingalls Industries, Inc., 3.483%, 12/01/2027		$370,000	$384,578
L3Harris Technologies, Inc., 3.85%, 6/15/2023 (n)		555,000	584,233
Lockheed Martin Corp., 3.55%, 1/15/2026		749,000	802,821

			$1,771,632

Apparel Manufacturers – 0.1%
Tapestry, Inc., 4.125%, 7/15/2027		$360,000	$367,577

Asset-Backed & Securitized – 2.3%
Dryden Senior Loan Fund, 2013-26A, “AR”, CLO, FLR, 2.9% (LIBOR - 3mo. + 0.9%), 4/15/2029 (n)		$1,292,000	$1,290,231
Dryden Senior Loan Fund, 2018-55A, “A1”, CLO, FLR, 3.02% (LIBOR - 3mo. + 1.02%), 4/15/2031 (n)		2,040,000	2,025,744
Fort CRE LLC, 2018-1A, “A1”, FLR, 3.135% (LIBOR - 1mo. + 1.35%), 11/16/2035 (n)		584,500	584,499
JPMBB Commercial Mortgage Securities Trust, 2014-C26, 3.494%, 1/15/2048		2,570,000	2,697,523
KKR Real Estate Financial Trust, Inc., 2018-FL1, “A”, FLR, 2.837% (LIBOR - 1mo. + 1.1%), 6/15/2036 (n)		773,500	774,708
Magnetite CLO Ltd., 2012-7A, “A1R2”, FLR, 2.8% (LIBOR - 3mo. + 0.8%), 1/15/2028 (n)		1,398,000	1,393,833
Morgan Stanley Capital I Trust, 2017-H1, “A5”, 3.53%, 6/15/2050		659,762	700,863
Octagon Investment Partners XVII Ltd., 2013-1A, “BR2”, FLR, 3.339% (LIBOR - 3mo. + 1.4%), 1/25/2031 (n)		2,275,000	2,228,540
Wells Fargo Commercial Mortgage Trust, 2015-C28, “A4”, 3.54%, 5/15/2048		2,271,943	2,397,466

			$14,093,407

Automotive – 0.4%
Ferrari N.V., 1.5%, 3/16/2023	EUR	450,000	$521,422
Ford Motor Credit Co. LLC, 1.514%, 2/17/2023		200,000	226,361
General Motors Co., 6.75%, 4/01/2046		$312,000	366,221
Lear Corp., 3.8%, 9/15/2027		416,000	419,720
Volkswagen Financial Services AG, 1.5%, 10/01/2024	EUR	405,000	471,570

Issuer	Shares/Par		Value ($)
BONDS – continued
Automotive – continued
Volkswagen International Finance N.V., 1.875%, 3/30/2027	EUR	300,000	$355,853
Volkswagen Leasing GmbH, 1.5%, 6/19/2026		250,000	290,128

			$2,651,275

Broadcasting – 0.3%
Discovery, Inc., 4.125%, 5/15/2029		$184,000	$198,605
MMS USA Financing, Inc., 1.75%, 6/13/2031	EUR	900,000	1,024,794
ViacomCBS, Inc., 4.375%, 3/15/2043		$309,000	326,786
WPP Finance 2016 Co., 1.375%, 3/20/2025	EUR	330,000	384,728

			$1,934,913

Brokerage & Asset Managers – 0.5%
E*TRADE Financial Corp., 2.95%, 8/24/2022		$364,000	$370,647
Euroclear Investments S.A., 2.625%, 4/11/2048	EUR	300,000	366,493
Intercontinental Exchange, Inc., 3.75%, 12/01/2025		$831,000	894,403
Low Income Investment Fund, 3.386%, 7/01/2026		150,000	151,237
Low Income Investment Fund, 3.711%, 7/01/2029		400,000	409,531
TD Ameritrade Holding Corp., 2.95%, 4/01/2022		676,000	690,795

			$2,883,106

Building – 0.1%
Imerys S.A., 1.5%, 1/15/2027	EUR	300,000	$344,132
Martin Marietta Materials, Inc., 3.45%, 6/01/2027		$339,000	346,627

			$690,759

Business Services – 0.4%
Euronet Worldwide, Inc., 1.375%, 5/22/2026	EUR	900,000	$1,003,147
Fidelity National Information Services, Inc., 3.875%, 6/05/2024		$179,000	190,360
Fidelity National Information Services, Inc., 2.602%, 5/21/2025	GBP	100,000	138,605
Fidelity National Information Services, Inc., 0.625%, 12/03/2025	EUR	100,000	112,882
Fidelity National Information Services, Inc., 3%, 8/15/2026		$758,000	783,570
Fidelity National Information Services, Inc., 1%, 12/03/2028	EUR	150,000	168,791
Fidelity National Information Services, Inc., 3.36%, 5/21/2031	GBP	100,000	145,043
Fiserv, Inc., 4.4%, 7/01/2049		$164,000	185,588

			$2,727,986

MFS Global Tactical Allocation Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
BONDS – continued
Cable TV – 0.4%
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., 6.384%, 10/23/2035		$332,000	$418,159
Cox Communications, Inc., 3.25%, 12/15/2022 (n)		498,000	512,008
Eutelsat S.A., 2.25%, 7/13/2027	EUR	700,000	816,464
SES Global Americas Holdings GP, 5.3%, 3/25/2044 (n)		$313,000	304,304
SES S.A., 1.625%, 3/22/2026	EUR	250,000	292,268
SES S.A., 0.875%, 11/04/2027		150,000	164,143

			$2,507,346

Chemicals – 0.2%
Sasol Financing (USA) LLC, 6.5%, 9/27/2028		$300,000	$333,319
Sherwin-Williams Co., 3.8%, 8/15/2049		270,000	274,352
Symrise AG, 1.25%, 11/29/2025	EUR	323,000	375,658

			$983,329

Computer Software – 0.3%
Dassault Systemes S.A., 0.125%, 9/16/2026	EUR	200,000	$221,393
Dell International LLC/EMC Corp., 4.9%, 10/01/2026 (n)		$749,000	823,930
Microsoft Corp., 4.1%, 2/06/2037		824,000	972,053

			$2,017,376

Computer Software – Systems – 0.1%
Apple, Inc., 4.5%, 2/23/2036		$387,000	$469,277

Conglomerates – 0.4%
General Electric Co., 0.875%, 5/17/2025	EUR	400,000	$450,764
Illinois Tool Works, Inc., 1%, 6/05/2031		260,000	300,470
Roper Technologies, Inc., 2.95%, 9/15/2029		$220,000	221,916
United Technologies Corp., 3.65%, 8/16/2023		743,000	782,699
Wabtec Corp., 4.95%, 9/15/2028		355,000	390,303

			$2,146,152

Consumer Products – 0.2%
Reckitt Benckiser Treasury Services PLC, 3.625%, 9/21/2023 (n)		$577,000	$600,771
Reckitt Benckiser Treasury Services PLC, 3%, 6/26/2027 (n)		425,000	435,060

			$1,035,831

Consumer Services – 0.3%
Booking Holdings, Inc., 3.55%, 3/15/2028		$356,000	$378,900
Experian Finance PLC, 4.25%, 2/01/2029 (n)		692,000	760,494

Issuer	Shares/Par		Value ($)
BONDS – continued
Consumer Services – continued
ManpowerGroup, Inc., 1.75%, 6/22/2026	EUR	400,000	$474,985
Visa, Inc., 3.65%, 9/15/2047		$390,000	439,640

			$2,054,019

Containers – 0.0%
DS Smith PLC, 0.875%, 9/12/2026	EUR	300,000	$330,578

Electronics – 0.2%
Broadcom Corp./Broadcom Cayman Finance Ltd., 3.875%, 1/15/2027		$471,000	$488,737
Broadcom, Inc., 4.25%, 4/15/2026 (n)		255,000	270,933
Texas Instruments, Inc., 2.25%, 9/04/2029		567,000	559,000

			$1,318,670

Emerging Market Quasi-Sovereign – 1.3%
CEZ A.S. (Czech Republic), 0.875%, 12/02/2026	EUR	500,000	$557,894
Consorcio Transmantaro S.A. (Republic of Peru), 4.7%, 4/16/2034 (n)		$200,000	219,752
Export-Import Bank of India, 3.375%, 8/05/2026		600,000	609,806
Export-Import Bank of India, 3.875%, 2/01/2028		600,000	626,902
MDGH - GMTN B.V. (United Arab Emirates), 2.5%, 11/07/2024		398,000	398,995
NTPC Ltd. (Republic of India), 4.25%, 2/26/2026		400,000	420,639
Power Finance Corp. Ltd. (Republic of India), 3.75%, 12/06/2027		450,000	446,664
PT Pertamina (Persero) (Republic of Indonesia), 3.65%, 7/30/2029		550,000	575,925
PT Pertamina (Persero) (Republic of Indonesia), 6%, 5/03/2042 (n)		2,084,000	2,540,357
State Bank of India (London), 4.375%, 1/24/2024		400,000	421,224
State Grid Overseas Investment (2016) Ltd. (People’s Republic of China), 3.5%, 5/04/2027		1,007,000	1,052,928

			$7,871,086

Emerging Market Sovereign – 2.0%
Oriental Republic of Uruguay, 4.375%, 1/23/2031		$1,972,000	$2,204,696
Republic of Croatia, 1.125%, 6/19/2029	EUR	2,050,000	2,371,017
Republic of Hungary, 5.375%, 2/21/2023		$1,972,000	2,162,890
Republic of Indonesia, 7.5%, 6/15/2035	IDR	11,400,000,000	821,503
State of Qatar, 4%, 3/14/2029 (n)		$462,000	515,594
United Mexican States, 8.5%, 5/31/2029	MXN	62,600,000	3,685,081

			$11,760,781

MFS Global Tactical Allocation Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
BONDS – continued
Energy – Independent – 0.4%
Tengizchevroil Finance Co. International Ltd., 4%, 8/15/2026 (n)		$2,260,000	$2,370,012

Energy – Integrated – 0.3%
BP Capital Markets America, Inc., 3.41%, 2/11/2026		$1,142,000	$1,215,583
Eni S.p.A., 4.25%, 5/09/2029 (n)		321,000	352,039
OMV AG, 1%, 7/03/2034	EUR	180,000	201,203

			$1,768,825

Financial Institutions – 0.6%
AerCap Ireland Capital DAC, 3.65%, 7/21/2027		$551,000	$567,132
Avolon Holdings Funding Ltd., 4.375%, 5/01/2026 (n)		311,000	328,509
GE Capital International Funding Co., 3.373%, 11/15/2025		959,000	998,164
Grand City Properties S.A., 1.375%, 8/03/2026	EUR	700,000	810,622
Grand City Properties S.A., 2.5%, 10/24/2069		500,000	578,590
LEG Immobilien AG, 0.875%, 11/28/2027		200,000	224,340

			$3,507,357

Food & Beverages – 0.4%
Anheuser-Busch InBev N.V., 1.5%, 4/18/2030	EUR	400,000	$481,222
Anheuser-Busch InBev S.A., 1.65%, 3/28/2031		300,000	366,393
Anheuser-Busch InBev Worldwide, Inc., 4.375%, 4/15/2038		$201,000	225,263
Anheuser-Busch InBev Worldwide, Inc., 5.55%, 1/23/2049		292,000	378,259
Bacardi Ltd., 5.15%, 5/15/2038 (n)		335,000	377,735
Constellation Brands, Inc., 4.4%, 11/15/2025		586,000	639,693

			$2,468,565

Forest & Paper Products – 0.2%
Celulosa Arauco y Constitucion, 4.2%, 1/29/2030 (n)		$200,000	$200,600
Suzano Austria GmbH, 6%, 1/15/2029		675,000	761,062

			$961,662

Gaming & Lodging – 0.0%
Las Vegas Sands Corp., 3.9%, 8/08/2029		$216,000	$225,282

Industrial – 0.0%
Investor AB, 1.5%, 6/20/2039	EUR	160,000	$188,134

Insurance – 0.5%
American International Group, Inc., 1.875%, 6/21/2027	EUR	380,000	$455,789
Argentum Zurich Insurance, 3.5%, 10/01/2046		400,000	517,597

Issuer	Shares/Par		Value ($)
BONDS – continued
Insurance – continued
Aviva PLC, 3.875% to 7/03/2024, FLR (EUR Swap Rate - 5yr. + 3.48%) to 7/03/2044	EUR	350,000	$437,743
CNP Assurances S.A., 2% to 7/27/2030, FLR (EURIBOR - 3mo. + 3%) to 7/27/2050		400,000	452,994
La Mondiale, 4.375% to 10/24/2029, FLR (EUR Swap Rate - 5yr. + 4.411%) to 10/24/2060		500,000	601,164
NN Group N.V., 4.625% to 4/08/2024, FLR (EURIBOR - 3mo. + 3.95%) to 4/08/2044		350,000	451,000

			$2,916,287

Insurance – Property & Casualty – 0.6%
Berkshire Hathaway, Inc., 2.75%, 3/15/2023		$636,000	$651,776
Berkshire Hathaway, Inc., 4.5%, 2/11/2043		400,000	483,715
Chubb INA Holdings, Inc., 0.875%, 6/15/2027	EUR	100,000	114,226
Hartford Financial Services Group, Inc., 3.6%, 8/19/2049		$429,000	440,175
Marsh & McLennan Cos., Inc., 1.979%, 3/21/2030	EUR	100,000	122,451
Marsh & McLennan Cos., Inc., 4.35%, 1/30/2047		$359,000	412,312
Progressive Corp., 4.125%, 4/15/2047		476,000	552,227
QBE Capital Funding III Ltd., 7.5% to 5/24/2021, FLR (GBP Swap Rate - 10yr. + 4.003%) to 5/24/2041	GBP	400,000	557,043

			$3,333,925

International Market Quasi-Sovereign – 0.5%
Electricite de France, 5.875% to 1/22/2029, FLR (GBP Swap Rate - 15yr. + 3.046%) to 1/22/2049, FLR (GBP Swap Rate - 15yr. + 3.796%) to 12/31/2165	GBP	700,000	$1,013,683
Islandsbanki (Republic of Iceland), 1.125%, 1/19/2024	EUR	680,000	768,274
KFW German Government Development Bank, 1.125%, 6/15/2037		1,015,000	1,270,562
Vattenfall AB (Kingdom of Sweden), 0.5%, 6/24/2026		100,000	112,910

			$3,165,429

International Market Sovereign – 19.0%
Bundesrepublik Deutschland, 0.25%, 8/15/2028	EUR	4,235,000	$4,962,883
Commonwealth of Australia, 2.75%, 6/21/2035	AUD	5,749,000	4,655,758
Federal Republic of Germany, 3.25%, 7/04/2042	EUR	213,000	399,502

MFS Global Tactical Allocation Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
BONDS – continued
International Market Sovereign – continued
Federal Republic of Germany, 2.5%, 7/04/2044	EUR	3,985,000	$6,858,432
Federal Republic of Germany, 2.5%, 8/15/2046		480,000	843,805
Government of Australia, 2.25%, 5/21/2028	AUD	3,285,000	2,474,223
Government of Canada, 5.75%, 6/01/2033	CAD	3,555,000	4,039,595
Government of Japan, 1.8%, 9/20/2030	JPY	1,052,700,000	11,535,375
Government of Japan, 1.8%, 6/20/2031		1,092,100,000	12,071,547
Government of Japan, 2.4%, 3/20/2037		239,050,000	3,011,121
Government of Japan, 0.5%, 6/20/2038		426,100,000	4,095,705
Government of Japan, 2.3%, 3/20/2040		382,200,000	4,904,317
Kingdom of Spain, 1.95%, 7/30/2030	EUR	2,255,000	2,897,719
Kingdom of Spain, 1.85%, 7/30/2035		5,110,000	6,555,662
Obrigacoes do Tesouro (Republic of Portugal), 2.25%, 4/18/2034		2,692,000	3,606,328
Republic of France, 1.25%, 5/25/2036		3,430,000	4,303,382
Republic of France, 1.5%, 5/25/2050		2,295,000	2,967,897
Republic of Italy, 2.1%, 7/15/2026		5,055,000	6,084,632
Republic of Italy, 4%, 2/01/2037		1,315,000	1,896,158
Republic of Italy, 3.1%, 3/01/2040		3,830,000	4,914,782
Republic of Italy, 3.45%, 3/01/2048		1,940,000	2,646,302
Republic of Portugal, 4.1%, 4/15/2037		715,000	1,193,309
United Kingdom Treasury, 1.625%, 10/22/2028	GBP	4,820,000	6,861,889
United Kingdom Treasury, 0.875%, 10/22/2029		6,380,000	8,483,821
United Kingdom Treasury, 1.75%, 9/07/2037		1,250,000	1,788,541

			$114,052,685

Local Authorities – 0.6%
City of Oslo, 2.45%, 5/24/2023	NOK	4,000,000	$459,001
City of Oslo, 2.05%, 10/31/2024		13,000,000	1,472,034
Province of Alberta, 4.5%, 12/01/2040	CAD	665,000	663,448
Province of British Columbia, 2.3%, 6/18/2026		965,000	751,557

			$3,346,040

Machinery & Tools – 0.1%
CNH Industrial Capital LLC, 1.875%, 1/19/2026	EUR	350,000	$413,658

Major Banks – 2.4%
Bank of America Corp., 2.625%, 4/19/2021		$972,000	$981,087

Issuer	Shares/Par		Value ($)
BONDS – continued
Major Banks – continued
Bank of America Corp., 3.5%, 4/19/2026		$1,274,000	$1,353,599
Bankinter S.A., 0.875%, 7/08/2026	EUR	400,000	451,990
Barclays PLC, 3.125%, 1/17/2024	GBP	350,000	486,758
Credit Agricole S.A., 1.25%, 10/02/2024		300,000	394,918
Credit Suisse Group AG, 1.25%, 7/17/2025	EUR	400,000	464,982
Credit Suisse Group AG, 1%, 6/24/2027		700,000	801,969
Erste Group Bank AG, 0.875%, 5/22/2026		300,000	344,209
Erste Group Bank AG, 1% to 6/10/2025, FLR (EUR ICE Swap Rate - 5yr. + 1.3%) to 6/10/2030		400,000	446,215
HSBC Holdings PLC, 4.375%, 11/23/2026		$743,000	804,210
JPMorgan Chase & Co., 2.95%, 10/01/2026		1,647,000	1,695,875
JPMorgan Chase & Co., 3.54%, 5/01/2028		745,000	790,660
Lloyds Bank PLC, 0.5% to 11/12/2024, FLR (EUR Swap Rate - 1yr. + 0.85%) to 11/12/2025	EUR	550,000	615,349
Morgan Stanley, 3.95%, 4/23/2027		$636,000	681,621
Nationwide Building Society, 1.5%, 3/08/2026	EUR	200,000	234,717
Sumitomo Mitsui Financial Group, Inc., 0.465%, 5/30/2024		200,000	225,601
Sumitomo Mitsui Financial Group, Inc., 3.544%, 1/17/2028		$1,096,000	1,158,684
Svenska Handelsbanken AB, 5.25%, 12/29/2049		606,000	615,848
UBS Group Funding (Switzerland) AG, 2.859%, 8/15/2023 (n)		300,000	304,677
UniCredit S.p.A., 1.625% to 7/03/2024, FLR (EURIBOR - 3mo. + 1.9%) to 7/03/2025	EUR	500,000	574,395
UniCredito Italiano S.p.A., 6.572%, 1/14/2022 (n)		$362,000	388,648
Wells Fargo & Co., 3.9%, 5/01/2045		487,000	550,656

			$14,366,668

Medical & Health Technology & Services – 0.8%
Alcon, Inc., 3.8%, 9/23/2049 (n)		$200,000	$209,145
Becton, Dickinson and Co., 1.401%, 5/24/2023	EUR	500,000	580,064
Becton, Dickinson and Co., 3.734%, 12/15/2024		$619,000	655,660
Cigna Corp., 4.125%, 11/15/2025		510,000	552,888
HCA, Inc., 5.125%, 6/15/2039		240,000	264,868
Laboratory Corp. of America Holdings, 3.2%, 2/01/2022		1,025,000	1,047,983
Medtronic Global Holdings S.C.A., 1.75%, 7/02/2049	EUR	237,000	259,758

MFS Global Tactical Allocation Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
BONDS – continued
Medical & Health Technology & Services – continued
Northwell Healthcare, Inc., 4.26%, 11/01/2047		$438,000	$469,741
Thermo Fisher Scientific, Inc., 2.95%, 9/19/2026		394,000	404,765
Thermo Fisher Scientific, Inc., 0.875%, 10/01/2031	EUR	200,000	220,375

			$4,665,247

Medical Equipment – 0.3%
Abbott Ireland Financing DAC, 1.5%, 9/27/2026	EUR	350,000	$424,552
Abbott Ireland Financing DAC, 0.375%, 11/19/2027		200,000	224,013
Boston Scientific Corp., 0.625%, 12/01/2027		150,000	167,321
DH Europe Finance II S.à r.l., 0.45%, 3/18/2028		150,000	166,194
DH Europe Finance II S.à r.l., 1.35%, 9/18/2039		200,000	211,930
EssilorLuxottica S.A., 0.375%, 11/27/2027		200,000	224,014
EssilorLuxottica S.A., 0.75%, 11/27/2031		200,000	225,332

			$1,643,356

Midstream – 0.8%
APT Pipelines Ltd., 5%, 3/23/2035 (n)		$705,000	$795,687
Cheniere Energy, Inc., 3.7%, 11/15/2029 (n)		328,000	334,489
GNL Quintero S.A., 4.634%, 7/31/2029 (n)		1,420,000	1,506,989
MPLX LP, 4.5%, 4/15/2038		449,000	455,842
ONEOK, Inc., 4.95%, 7/13/2047		497,000	546,464
Plains All American Pipeline, 3.55%, 12/15/2029		351,000	345,474
Sabine Pass Liquefaction LLC, 4.2%, 3/15/2028		890,000	942,336

			$4,927,281

Mortgage-Backed – 7.2%
Fannie Mae, 5%, 12/01/2020 - 8/01/2040		$1,876,387	$2,069,412
Fannie Mae, 4.5%, 7/01/2023 - 2/01/2046		6,677,662	7,235,552
Fannie Mae, 2.5%, 10/01/2034		2,190,733	2,209,313
Fannie Mae, 3%, 11/01/2034		1,829,854	1,881,878
Fannie Mae, 5.5%, 11/01/2036 - 4/01/2037		151,773	170,272
Fannie Mae, 6%, 9/01/2037 - 6/01/2038		261,511	297,495
Fannie Mae, 4%, 11/01/2040 - 2/01/2041		3,488,381	3,740,626
Fannie Mae, 3.5%, 5/01/2043 - 1/01/2047		3,259,889	3,443,941
Freddie Mac, 4%, 7/01/2025		99,660	103,991

Issuer	Shares/Par		Value ($)
BONDS – continued
Mortgage-Backed – continued
Freddie Mac, 3.224%, 3/25/2027		$4,000,000	$4,230,048
Freddie Mac, 3.286%, 11/25/2027		1,303,000	1,384,174
Freddie Mac, 3.35%, 1/25/2028		2,001,000	2,134,497
Freddie Mac, 3.6%, 1/25/2028		1,740,000	1,885,579
Freddie Mac, 3.9%, 4/25/2028 - 8/25/2028		2,980,000	3,292,282
Freddie Mac, 5.5%, 5/01/2034 - 7/01/2037		41,636	46,794
Freddie Mac, 5%, 10/01/2036 - 7/01/2041		681,170	751,425
Freddie Mac, 4.5%, 12/01/2039 - 5/01/2042		1,254,681	1,362,840
Freddie Mac, 3.5%, 1/01/2047		1,248,747	1,299,719
Ginnie Mae, 5%, 5/15/2040		118,365	131,785
Ginnie Mae, 3.5%, 6/20/2043 - 11/20/2049		2,836,017	2,958,008
Ginnie Mae, 3%, 11/20/2049		2,219,808	2,279,909

			$42,909,540

Municipals – 0.3%
Commonwealth of Puerto Rico, Public Improvement, “C-7”, NATL, 6%, 7/01/2027		$55,000	$56,722
Michigan Finance Authority Hospital Rev. (Trinity Health Credit Group), 3.384%, 12/01/2040		480,000	478,925
New Jersey Economic Development Authority State Pension Funding Rev., “A”, NATL, 7.425%, 2/15/2029		421,000	527,820
Oklahoma Development Finance Authority, Health System Rev. (OU Medicine Project), “C”, AGM, 4.65%, 8/15/2030		572,000	648,185
Puerto Rico Electric Power Authority Rev., “PP”, NATL, 5%, 7/01/2022		245,000	249,312

			$1,960,964

Natural Gas – Distribution – 0.2%
Infraestructura Energética Nova S.A.B. de C.V., 4.875%, 1/14/2048		$500,000	$476,250
NiSource, Inc., 2.95%, 9/01/2029		674,000	670,757

			$1,147,007

Network & Telecom – 0.2%
AT&T, Inc., 4.75%, 5/15/2046		$602,000	$679,323
Verizon Communications, Inc., 0.875%, 3/19/2032	EUR	330,000	364,438

			$1,043,761

Oils – 0.3%
Marathon Petroleum Corp., 5.125%, 12/15/2026		$390,000	$441,356
Neste Oyj, 1.5%, 6/07/2024	EUR	500,000	583,884
Phillips 66, 4.875%, 11/15/2044		$795,000	957,022

			$1,982,262

MFS Global Tactical Allocation Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
BONDS – continued
Other Banks & Diversified Financials – 1.1%
AIB Group PLC, 1.25%, 5/28/2024	EUR	455,000	$524,597
Belfius Bank S.A., 0.375%, 2/13/2026		700,000	773,495
BPCE S.A., 0.5%, 2/24/2027		200,000	222,341
BPCE S.A., 5.25%, 4/16/2029	GBP	400,000	652,399
Commerzbank AG, 0.625%, 8/28/2024	EUR	200,000	227,374
Commerzbank AG, 4%, 3/23/2026		275,000	347,251
Groupe BPCE S.A., 4.5%, 3/15/2025 (n)		$584,000	628,904
ING Groep N.V., 1% to 11/13/2025, FLR (EUR Swap Rate - 5yr. + 1.2%) to 11/13/2030	EUR	400,000	447,083
Intesa Sanpaolo S.p.A., 5.25%, 1/28/2022	GBP	450,000	637,447
Intesa Sanpaolo S.p.A., 0.75%, 12/04/2024	EUR	400,000	450,574
KBC Group N.V., 0.5% to 12/03/2024, FLR (EUR Swap Rate - 5yr. + 1.1%) to 12/03/2029		200,000	220,720
Macquarie Group Ltd., 1.25%, 3/05/2025		300,000	346,356
UBS AG, 5.125%, 5/15/2024		$866,000	932,033
Virgin Money UK PLC, 4% to 9/03/2026, FLR (GBP Government Yield - 1yr. + 3.75%) to 9/03/2027	GBP	330,000	454,712

			$6,865,286

Pharmaceuticals – 0.1%
Allergan Funding SCS, 2.625%, 11/15/2028	EUR	320,000	$412,656

Real Estate – Office – 0.2%
Boston Properties, Inc., REIT, 3.125%, 9/01/2023		$527,000	$543,532
Merlin Properties SOCIMI S.A., REIT, 1.875%, 11/02/2026	EUR	350,000	418,249
Merlin Properties SOCIMI S.A., REIT, 1.875%, 12/04/2034		200,000	222,405

			$1,184,186

Real Estate – Other – 0.1%
SELP Finance S.à r.l., 1.5%, 12/20/2026	EUR	400,000	$459,529

Real Estate – Retail – 0.1%
VEREIT Operating Partnership LP, REIT, 3.1%, 12/15/2029		$555,000	$544,957

Retailers – 0.2%
AA Bond Co. Ltd., 2.875%, 1/31/2022	GBP	200,000	$262,854
AA Bond Co. Ltd., 2.75%, 7/31/2023		650,000	822,364

			$1,085,218

Supermarkets – 0.1%
Loblaw Cos. Ltd., 4.86%, 9/12/2023	CAD	680,000	$563,265

Issuer	Shares/Par		Value ($)
BONDS – continued
Supranational – 0.2%
Banque Ouest Africaine de Developpement, 4.7%, 10/22/2031		$375,000	$380,715
International Bank for Reconstruction and Development, 2.8%, 1/13/2021	AUD	420,000	299,672
International Bank for Reconstruction and Development, 4.25%, 6/24/2025		465,000	373,265

			$1,053,652

Telecommunications – Wireless – 1.0%
American Tower Corp., REIT, 4.7%, 3/15/2022		$327,000	$344,573
American Tower Corp., REIT, 3.5%, 1/31/2023		812,000	841,348
Crown Castle International Corp., 2.25%, 9/01/2021		1,072,000	1,074,831
Crown Castle International Corp., 3.7%, 6/15/2026		425,000	448,844
Empresa Nacional de Telecomunicaciones S.A., 4.75%, 8/01/2026 (n)		2,129,000	2,251,580
Tele2 AB Co., 2.125%, 5/15/2028	EUR	700,000	850,494

			$5,811,670

Tobacco – 0.2%
Altria Group, Inc., 1.7%, 6/15/2025	EUR	230,000	$267,820
Imperial Brands Finance PLC, 1.375%, 1/27/2025		300,000	345,026
Philip Morris International, Inc., 1.45%, 8/01/2039		500,000	516,113

			$1,128,959

Transportation – Services – 0.5%
Adani Ports & Special Economic Zone Ltd., 4.375%, 7/03/2029		$296,000	$306,421
ERAC USA Finance LLC, 7%, 10/15/2037 (n)		574,000	810,386
Heathrow Funding Ltd., 4.625%, 10/31/2046	GBP	225,000	421,375
Transurban Finance Co., 1.75%, 3/29/2028	EUR	400,000	480,221
Vinci S.A., 3.75%, 4/10/2029 (n)		$706,000	769,555

			$2,787,958

U.S. Government Agencies and Equivalents – 0.2%
Small Business Administration, 5.31%, 5/01/2027		$38,270	$40,794
Small Business Administration, 2.22%, 3/01/2033		1,061,729	1,051,784

			$1,092,578

U.S. Treasury Obligations – 7.2%
U.S. Treasury Bonds, 3.5%, 2/15/2039 (f)		$8,185,000	$9,797,751
U.S. Treasury Bonds, 3.125%, 2/15/2043		7,216,000	8,173,743

MFS Global Tactical Allocation Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
BONDS – continued
U.S. Treasury Obligations – continued
U.S. Treasury Bonds, 2.25%, 8/15/2049		$835,600	$809,618
U.S. Treasury Notes, 2%, 11/15/2026 (f)		13,364,000	13,502,940
U.S. Treasury Notes, 2.25%, 11/15/2027 (f)		6,375,000	6,547,819
U.S. Treasury Notes, 2.375%, 5/15/2029		4,400,000	4,569,733

			$43,401,604

Utilities – Electric Power – 1.6%
Duke Energy Corp., 3.75%, 9/01/2046		$665,000	$685,742
Emera U.S. Finance LP, 2.7%, 6/15/2021		376,000	379,404
Emera U.S. Finance LP, 3.55%, 6/15/2026		430,000	446,272
Enel Americas S.A., 4%, 10/25/2026		1,891,000	1,957,204
Enel Finance International N.V., 0.375%, 6/17/2027	EUR	150,000	166,509
Enel Finance International N.V., 3.5%, 4/06/2028 (n)		$414,000	423,284
Enel Finance International N.V., 4.75%, 5/25/2047 (n)		343,000	385,156
Engie Energia Chile S.A., 4.5%, 1/29/2025 (n)		1,180,000	1,250,640
Evergy, Inc., 2.9%, 9/15/2029		740,000	735,422
Exelon Corp., 3.497%, 6/01/2022		406,000	416,788
innogy Finance B.V., 4.75%, 1/31/2034	GBP	300,000	504,903
PPL Capital Funding, Inc., 5%, 3/15/2044		$473,000	543,203
Virginia Electric & Power Co., 3.5%, 3/15/2027		1,200,000	1,282,240
Virginia Electric & Power Co., 2.875%, 7/15/2029		287,000	293,678

			$9,470,445

Utilities – Other – 0.0%
Suez S.A., 1.625% to 9/12/2026, FLR (EUR ICE Swap Rate - 5yr. + 2.151%) to 9/12/2031, FLR (EUR ICE Swap Rate - 5yr. + 3.151%) to 9/12/2059	EUR	200,000	$223,779

Total Bonds (Identified Cost, $339,520,396)			$349,064,789

COMMON STOCKS – 35.2%
Aerospace – 1.2%
Honeywell International, Inc.		14,857	$2,629,689
Lockheed Martin Corp.		6,726	2,618,970
Northrop Grumman Corp.		2,068	711,330
United Technologies Corp.		7,206	1,079,170

			$7,039,159

Issuer	Shares/Par	Value ($)
COMMON STOCKS – continued
Airlines – 0.2%
Air Canada (a)	29,061	$1,085,633

Alcoholic Beverages – 0.8%
Diageo PLC	31,187	$1,322,136
Heineken N.V.	15,980	1,701,419
Pernod Ricard S.A.	9,205	1,645,844

		$4,669,399

Apparel Manufacturers – 0.2%
Compagnie Financiere Richemont S.A.	12,936	$1,016,648

Automotive – 0.6%
Aptiv PLC	9,595	$911,237
Copart, Inc. (a)	2,191	199,249
Lear Corp.	3,966	544,135
Magna International, Inc.	30,464	1,670,353
USS Co. Ltd.	28,000	528,751

		$3,853,725

Biotechnology – 0.1%
Biogen, Inc. (a)	1,424	$422,544

Broadcasting – 0.0%
Omnicom Group, Inc.	3,106	$251,648

Brokerage & Asset Managers – 0.6%
BlackRock, Inc.	2,710	$1,362,317
Charles Schwab Corp.	28,328	1,347,280
Invesco Ltd.	19,358	348,057
TMX Group Ltd.	5,975	517,414

		$3,575,068

Business Services – 2.6%
Accenture PLC, “A”	15,392	$3,241,093
Bunzl PLC	21,803	596,377
CGI, Inc. (a)	8,578	717,856
Cognizant Technology Solutions Corp., “A”	12,129	752,241
Compass Group PLC	80,723	2,020,895
Equifax, Inc.	7,246	1,015,310
Experian PLC	33,098	1,118,838
Fidelity National Information Services, Inc.	7,193	1,000,474
Fiserv, Inc. (a)	12,261	1,417,739
Nomura Research Institute Ltd.	53,800	1,157,649
Secom Co. Ltd.	18,200	1,624,187
SGS S.A.	161	441,012
Thomson Reuters Corp.	5,929	424,516

		$15,528,187

Cable TV – 0.5%
Comcast Corp., “A” (s)	70,081	$3,151,543

Chemicals – 0.8%
3M Co.	10,910	$1,924,742
Givaudan S.A.	257	804,884
PPG Industries, Inc.	16,726	2,232,754

		$4,962,380

MFS Global Tactical Allocation Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
COMMON STOCKS – continued
Computer Software – 0.2%
Adobe Systems, Inc. (a)	2,025	$667,865
Microsoft Corp.	2,178	343,471

		$1,011,336

Computer Software – Systems – 0.7%
Amadeus IT Group S.A.	19,095	$1,559,293
Hitachi Ltd.	42,800	1,802,823
Hon Hai Precision Industry Co. Ltd.	191,000	578,537

		$3,940,653

Construction – 0.5%
Sherwin-Williams Co.	2,763	$1,612,321
Stanley Black & Decker, Inc.	8,457	1,401,663

		$3,013,984

Consumer Products – 0.9%
Colgate-Palmolive Co.	9,976	$686,748
Kao Corp.	14,700	1,212,426
Kimberly-Clark Corp.	14,399	1,980,582
Reckitt Benckiser Group PLC	17,088	1,387,285

		$5,267,041

Containers – 0.2%
Amcor PLC	93,821	$1,025,111
Amcor PLC	42,544	461,177

		$1,486,288

Electrical Equipment – 1.3%
Johnson Controls International PLC	29,694	$1,208,843
Legrand S.A.	11,999	977,682
OMRON Corp.	6,900	401,971
Schneider Electric SE	43,531	4,467,828
Spectris PLC	13,042	502,024
Yokogawa Electric Corp.	22,600	400,282

		$7,958,630

Electronics – 2.4%
Analog Devices, Inc.	11,132	$1,322,927
Hoya Corp.	10,300	983,445
Kyocera Corp.	16,700	1,138,047
NXP Semiconductors N.V.	6,118	778,577
Samsung Electronics Co. Ltd.	27,320	1,316,396
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	101,381	5,890,236
Texas Instruments, Inc.	21,278	2,729,755

		$14,159,383

Energy – Independent – 0.1%
Marathon Petroleum Corp.	3,665	$220,816
Valero Energy Corp.	3,664	343,134

		$563,950

Energy – Integrated – 1.2%
BP PLC	81,782	$510,877
Chevron Corp.	6,143	740,293
China Petroleum & Chemical Corp.	1,946,000	1,171,251
Eni S.p.A.	69,591	1,080,822

Issuer	Shares/Par	Value ($)
COMMON STOCKS – continued
Energy – Integrated – continued
Exxon Mobil Corp.	20,713	$1,445,353
Galp Energia SGPS S.A., “B”	40,254	672,778
LUKOIL PJSC, ADR	5,381	533,688
Suncor Energy, Inc.	34,883	1,143,291

		$7,298,353

Food & Beverages – 1.4%
Danone S.A.	16,779	$1,390,872
General Mills, Inc.	28,947	1,550,401
J.M. Smucker Co.	9,480	987,153
Nestle S.A.	35,511	3,844,640
PepsiCo, Inc.	2,924	399,623

		$8,172,689

Food & Drug Stores – 0.0%
Wesfarmers Ltd.	9,679	$281,199

Gaming & Lodging – 0.1%
Marriott International, Inc., “A”	3,222	$487,908

Health Maintenance Organizations – 0.3%
Cigna Corp.	9,047	$1,850,021

Insurance – 2.1%
Aon PLC	16,478	$3,432,203
BB Seguridade Participacoes S.A.	12,600	118,085
Chubb Ltd.	12,358	1,923,646
Manulife Financial Corp.	27,282	553,813
Marsh & McLennan Cos., Inc.	8,939	995,894
MetLife, Inc.	17,925	913,637
Prudential Financial, Inc.	4,561	427,548
Samsung Fire & Marine Insurance Co. Ltd. (a)	1,393	293,308
Travelers Cos., Inc.	13,031	1,784,595
Zurich Insurance Group AG	4,697	1,927,236

		$12,369,965

Machinery & Tools – 1.1%
AGCO Corp.	3,678	$284,126
Eaton Corp. PLC	30,380	2,877,594
Illinois Tool Works, Inc.	10,127	1,819,113
Kubota Corp.	80,200	1,256,400
PT United Tractors Tbk	124,200	191,761

		$6,428,994

Major Banks – 2.2%
ABSA Group Ltd.	70,841	$755,145
Bank of New York Mellon Corp.	23,463	1,180,893
China Construction Bank	1,445,000	1,248,008
Goldman Sachs Group, Inc.	5,474	1,258,637
JPMorgan Chase & Co. (s)	26,703	3,722,398
PNC Financial Services Group, Inc.	5,620	897,121
Royal Bank of Canada	7,352	582,278
State Street Corp.	11,463	906,723
UBS Group AG	121,742	1,537,814
Wells Fargo & Co.	20,673	1,112,207

		$13,201,224

MFS Global Tactical Allocation Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
COMMON STOCKS – continued
Medical & Health Technology & Services – 0.4%
HCA Healthcare, Inc.	10,684	$1,579,202
McKesson Corp.	3,267	451,891
Sonic Healthcare Ltd.	29,516	595,495

		$2,626,588

Medical Equipment – 1.3%
Abbott Laboratories	14,728	$1,279,274
Becton, Dickinson and Co.	3,232	879,007
Danaher Corp.	10,318	1,583,607
EssilorLuxottica	2,926	445,708
Medtronic PLC	21,734	2,465,722
Thermo Fisher Scientific, Inc.	2,810	912,885

		$7,566,203

Metals & Mining – 0.1%
MMC Norilsk Nickel PJSC, ADR	5,100	$155,805
POSCO	958	195,184
Rio Tinto PLC	9,291	554,178

		$905,167

Natural Gas – Pipeline – 0.2%
Enterprise Products Partners LP	24,642	$693,919
EQM Midstream Partners LP	14,609	436,955

		$1,130,874

Other Banks & Diversified Financials – 1.4%
Citigroup, Inc.	34,029	$2,718,577
DBS Group Holdings Ltd.	62,300	1,198,799
KBC Group N.V.	9,885	743,562
Komercni Banka A.S.	2,361	86,389
Sberbank of Russia PJSC, ADR	22,268	366,086
Truist Financial Corp.	32,857	1,850,506
U.S. Bancorp	28,605	1,695,990

		$8,659,909

Pharmaceuticals – 3.7%
AbbVie, Inc.	4,966	$439,690
Bayer AG	33,632	2,746,758
Bristol-Myers Squibb Co.	16,439	1,055,219
Eli Lilly & Co.	12,000	1,577,160
Johnson & Johnson	25,193	3,674,903
Novartis AG	23,609	2,241,855
Novo Nordisk A.S., “B”	21,083	1,223,645
Pfizer, Inc.	72,864	2,854,812
Roche Holding AG	16,344	5,302,765
Santen Pharmaceutical Co. Ltd.	53,500	1,020,081

		$22,136,888

Printing & Publishing – 0.5%
Moody’s Corp.	4,517	$1,072,381
RELX PLC	41,771	1,052,353
Wolters Kluwer N.V.	14,082	1,027,041

		$3,151,775

Railroad & Shipping – 0.4%
Canadian National Railway Co.	4,476	$404,854
Canadian Pacific Railway Ltd.	1,792	456,822

Issuer	Shares/Par	Value ($)
COMMON STOCKS – continued
Railroad & Shipping – continued
Union Pacific Corp.	7,904	$1,428,964

		$2,290,640

Real Estate – 0.8%
Daito Trust Construction Co. Ltd.	2,300	$284,857
Daiwa House Industry Co. Ltd.	15,700	486,410
Deutsche Wohnen SE	32,148	1,313,320
Grand City Properties S.A.	16,232	389,275
Longfor Properties Co. Ltd.	52,000	243,574
Medical Properties Trust, Inc., REIT	13,349	281,797
Public Storage, Inc., REIT	1,362	290,051
STORE Capital Corp., REIT	13,461	501,288
Unibail-Rodamco-Westfield, REIT	4,560	719,418

		$4,509,990

Restaurants – 0.3%
Greggs PLC	18,785	$571,802
Starbucks Corp.	13,301	1,169,424
U.S. Foods Holding Corp. (a)	6,404	268,264

		$2,009,490

Specialty Chemicals – 0.5%
Akzo Nobel N.V.	15,159	$1,541,229
Corteva, Inc.	3,410	100,799
DuPont de Nemours, Inc.	3,410	218,922
PTT Global Chemical PLC	549,400	1,045,472

		$2,906,422

Specialty Stores – 0.4%
Dufry AG	3,773	$374,337
Target Corp.	16,887	2,165,082

		$2,539,419

Telecommunications – Wireless – 1.0%
Advanced Info Service Public Co. Ltd.	46,400	$329,949
KDDI Corp.	146,500	4,358,345
Vodafone Group PLC	651,313	1,266,141

		$5,954,435

Telephone Services – 0.3%
Hellenic Telecommunications Organization S.A.	6,955	$111,248
Koninklijke KPN N.V.	100,514	296,636
TELUS Corp.	17,945	694,832
TELUS Corp.	6,315	244,580
Verizon Communications, Inc.	8,679	532,891

		$1,880,187

Tobacco – 0.8%
Imperial Tobacco Group PLC	18,874	$467,259
Japan Tobacco, Inc.	71,400	1,591,728
Philip Morris International, Inc. (s)	34,444	2,930,840

		$4,989,827

Utilities – Electric Power – 0.8%
Duke Energy Corp.	16,634	$1,517,187
Exelon Corp.	36,522	1,665,038

MFS Global Tactical Allocation Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
COMMON STOCKS – continued
Utilities – Electric Power – continued
Iberdrola S.A.	66,457	$684,321
Xcel Energy, Inc.	11,601	736,548

		$4,603,094

Total Common Stocks (Identified Cost, $129,939,549)		$210,908,460

PREFERRED STOCKS – 0.4%
Consumer Products – 0.3%
Henkel AG & Co. KGaA	15,477	$1,600,643

Electronics – 0.1%
Samsung Electronics Co. Ltd.	13,017	$507,849

Total Preferred Stocks (Identified Cost, $1,201,167)		$2,108,492

CONVERTIBLE PREFERRED STOCKS – 0.1%
Medical Equipment – 0.0%
Danaher Corp., 4.75%	101	$119,083

Utilities – Electric Power – 0.1%
CenterPoint Energy, Inc., 7%	7,938	$386,898

Total Convertible Preferred Stocks (Identified Cost, $510,174)		$505,981

Issuer	Shares/Par	Value ($)
INVESTMENT COMPANIES (h) – 5.2%
Money Market Funds – 5.2%
MFS Institutional Money Market Portfolio, 1.7% (v) (Identified Cost, $31,339,478)	31,339,464	$31,339,464

Underlying/ Expiration Date/Exercise Price	Put/ Call	Counter- party	Notional Amount	Par Amount/ Number of Contracts
PURCHASED OPTIONS – 0.0%
Market Index Securities – 0.0%
Russell 2000 Index – March 2020 @ $1,280 (Premiums Paid, $226,023)	Put	Goldman Sachs International	$23,358,560	140	$30,100

OTHER ASSETS, LESS LIABILITIES – 0.8%					4,916,195

NET ASSETS – 100.0%					$598,873,481

(a)	Non-income producing security.

(f)	All or a portion of the security has been segregated as collateral for open futures contracts and cleared swap agreements.

(h)	An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund’s investments in affiliated issuers and in unaffiliated issuers were $31,339,464 and $562,617,822, respectively.

(n)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $29,553,026, representing 4.9% of net assets.

(s)	Security or a portion of the security was pledged to cover collateral requirements for certain derivative transactions.

(v)	Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

ADR	American Depositary Receipt

AGM	Assured Guaranty Municipal

CLO	Collateralized Loan Obligation

EURIBOR	Euro Interbank Offered Rate

FLR	Floating Rate. Interest rate resets periodically based on the parenthetically disclosed reference rate plus a spread (if any). The period-end rate reported may not be the current rate. All reference rates are USD unless otherwise noted.

ICE	Intercontinental Exchange

LIBOR	London Interbank Offered Rate

NATL	National Public Finance Guarantee Corp.

REIT	Real Estate Investment Trust

Abbreviations indicate amounts shown in currencies other than the U.S. dollar. All amounts are stated in U.S. dollars unless otherwise indicated. A list of abbreviations is shown below:

AUD	Australian Dollar

BRL	Brazilian Real

CAD	Canadian Dollar

CHF	Swiss Franc

CLP	Chilean Peso

CNH	Chinese Yuan Renminbi (Offshore)

MFS Global Tactical Allocation Portfolio

Portfolio of Investments – continued

CZK	Czech Koruna

DKK	Danish Krone

EUR	Euro

GBP	British Pound

HKD	Hong Kong Dollar

IDR	Indonesian Rupiah

ILS	Israeli Shekel

INR	Indian Rupee

JPY	Japanese Yen

KRW	South Korean Won

MXN	Mexican Peso

NOK	Norwegian Krone

NZD	New Zealand Dollar

PLN	Polish Zloty

RUB	Russian Ruble

SEK	Swedish Krona

SGD	Singapore Dollar

THB	Thai Baht

TRY	Turkish Lira

ZAR	South African Rand

Derivative Contracts at 12/31/19

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
Asset Derivatives
AUD	13,782,548	USD	9,475,984	JPMorgan Chase Bank N.A.	2/12/2020	$205,593
CAD	6,296,046	USD	4,802,241	Deutsche Bank AG	2/28/2020	47,330
CAD	21,162,794	USD	16,005,259	JPMorgan Chase Bank N.A.	2/12/2020	294,949
CAD	3,887,915	USD	2,974,472	UBS AG	2/28/2020	20,221
CHF	1,920,000	USD	1,962,203	Deutsche Bank AG	2/28/2020	29,099
CHF	2,744,373	USD	2,782,000	JPMorgan Chase Bank N.A.	2/12/2020	61,102
CLP	159,492,000	USD	209,568	Barclays Bank PLC	1/21/2020	2,592
CLP	1,480,125,000	USD	1,900,032	Citibank N.A.	1/10/2020	68,625
CNH	14,904,000	USD	2,100,190	Barclays Bank PLC	1/15/2020	40,401
CNH	10,391,000	USD	1,482,019	HSBC Bank	3/19/2020	8,092
CNH	48,562,000	USD	6,850,084	JPMorgan Chase Bank N.A.	1/15/2020	124,647
CZK	9,851,000	USD	429,584	Morgan Stanley Capital Services, Inc.	2/28/2020	5,013
DKK	6,419,079	USD	958,782	Merrill Lynch International	2/28/2020	8,499
EUR	606,581	USD	676,165	BNP Paribas S.A.	2/28/2020	6,614
EUR	184,922	USD	206,165	Citibank N.A.	2/28/2020	1,988
EUR	408,961	USD	458,267	Deutsche Bank AG	2/28/2020	2,066
EUR	2,860,508	USD	3,186,000	JPMorgan Chase Bank N.A.	2/12/2020	30,620
EUR	100,082	USD	111,321	Merrill Lynch International	2/28/2020	1,332
EUR	408,171	USD	453,843	UBS AG	2/28/2020	5,602
GBP	7,183,889	USD	9,233,093	JPMorgan Chase Bank N.A.	2/12/2020	293,434
GBP	140,000	USD	185,268	UBS AG	2/28/2020	464
IDR	61,342,734,000	USD	4,372,566	JPMorgan Chase Bank N.A.	1/17/2020	40,613
ILS	1,799,000	USD	519,337	Merrill Lynch International	2/28/2020	3,120
JPY	1,635,507,918	USD	15,070,000	JPMorgan Chase Bank N.A.	2/12/2020	11,993
JPY	70,106,061	USD	644,486	State Street Bank Corp.	2/28/2020	2,572
KRW	5,100,538,000	USD	4,346,914	Barclays Bank PLC	1/31/2020	66,371
MXN	59,608,560	USD	3,074,746	JPMorgan Chase Bank N.A.	2/28/2020	51,717
NOK	276,997,179	USD	30,277,720	Goldman Sachs International	2/12/2020	1,278,589
NZD	6,427,516	USD	4,217,093	Citibank N.A.	2/28/2020	113,252
NZD	17,724,633	USD	11,544,000	Goldman Sachs International	2/12/2020	394,600
PLN	3,554,931	USD	920,774	HSBC Bank	2/28/2020	16,378
RUB	42,540,000	USD	657,085	JPMorgan Chase Bank N.A.	1/27/2020	26,821

MFS Global Tactical Allocation Portfolio

Portfolio of Investments – continued

Forward Foreign Currency Exchange Contracts - continued

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
Asset Derivatives – continued
SEK	15,023,573	USD	1,588,762	Deutsche Bank AG	2/28/2020	$19,558
SEK	178,105,915	USD	18,590,264	Goldman Sachs International	2/12/2020	462,009
SGD	1,038,000	USD	766,160	Citibank N.A.	2/28/2020	5,978
THB	44,427,650	USD	1,473,603	JPMorgan Chase Bank N.A.	3/16/2020	21,861
USD	1,913,296	INR	136,925,000	Goldman Sachs International	1/30/2020	218

						$3,773,933

Liability Derivatives
CLP	680,477,000	USD	907,000	Citibank N.A.	1/21/2020	$(1,814)
INR	136,926,000	USD	1,917,463	JPMorgan Chase Bank N.A.	1/30/2020	(4,371)
JPY	2,878,838,161	USD	26,620,169	Deutsche Bank AG	2/28/2020	(49,361)
NOK	1,283,000	USD	146,314	Goldman Sachs International	2/28/2020	(146)
SGD	1,254,000	USD	933,064	Citibank N.A.	2/28/2020	(250)
USD	750,559	AUD	1,094,000	HSBC Bank	2/28/2020	(18,219)
USD	19,310,000	AUD	28,273,570	JPMorgan Chase Bank N.A.	2/12/2020	(550,824)
USD	3,399,766	AUD	4,972,490	Merrill Lynch International	2/28/2020	(94,514)
USD	4,242,000	CAD	5,638,560	JPMorgan Chase Bank N.A.	2/12/2020	(100,985)
USD	7,611,437	CAD	10,069,855	JPMorgan Chase Bank N.A.	2/28/2020	(144,936)
USD	32,525,729	CHF	32,187,136	JPMorgan Chase Bank N.A.	2/12/2020	(819,332)
USD	740,587	DKK	4,986,301	JPMorgan Chase Bank N.A.	2/12/2020	(9,948)
USD	455,982	EUR	407,056	Deutsche Bank AG	2/28/2020	(2,208)
USD	63,911,627	EUR	57,597,553	Goldman Sachs International	2/12/2020	(856,376)
USD	37,450,563	EUR	33,753,842	JPMorgan Chase Bank N.A.	2/12/2020	(505,372)
USD	751,214	EUR	675,000	Merrill Lynch International	2/28/2020	(8,579)
USD	373,372	GBP	283,000	HSBC Bank	2/28/2020	(2,072)
USD	23,397,000	GBP	18,054,021	JPMorgan Chase Bank N.A.	2/12/2020	(544,368)
USD	5,914,080	GBP	4,472,013	Merrill Lynch International	2/28/2020	(18,756)
USD	3,348,520	IDR	47,592,511,000	Barclays Bank PLC	1/31/2020	(71,050)
USD	380,094	ILS	1,321,342	JPMorgan Chase Bank N.A.	2/12/2020	(3,312)
USD	1,892,289	JPY	206,335,000	Goldman Sachs International	2/28/2020	(12,121)
USD	74,111,963	JPY	8,045,928,171	JPMorgan Chase Bank N.A.	2/12/2020	(84,335)
USD	4,019,312	KRW	4,647,650,630	JPMorgan Chase Bank N.A.	2/12/2020	(3,283)
USD	826,381	MXN	15,812,875	Citibank N.A.	2/28/2020	(3,003)
USD	2,020,797	MXN	38,594,000	Goldman Sachs International	2/28/2020	(3,455)
USD	2,855,000	NOK	26,116,181	Goldman Sachs International	2/12/2020	(120,230)
USD	1,487,011	NOK	13,602,860	Merrill Lynch International	2/28/2020	(62,722)
USD	24,986,484	NZD	39,380,113	Goldman Sachs International	2/12/2020	(1,538,377)
USD	912,055	SGD	1,238,213	JPMorgan Chase Bank N.A.	2/12/2020	(8,879)

						$(5,643,198)

Futures Contracts

Description	Long/ Short	Currency	Contracts	Notional Amount	Expiration Date	Value/Unrealized Appreciation (Depreciation)
Asset Derivatives
Equity Futures
AEX 25 Index	Short	EUR	79	$10,715,772	January - 2020	$86,855
BIST 30 Index	Long	TRY	7,499	17,811,543	February - 2020	223,571
CAC 40 Index	Long	EUR	349	23,370,955	January - 2020	24,584
FTSE 100 Index	Long	GBP	97	9,635,179	March - 2020	19,723
FTSE MIB Index	Long	EUR	174	22,845,327	March - 2020	17,204
FTSE/JSE Top 40 Index	Short	ZAR	199	7,297,330	March - 2020	43,373
Hang Seng Index	Long	HKD	18	3,265,146	January - 2020	19,077
MSCI Singapore Index	Short	SGD	10	276,218	January - 2020	409

MFS Global Tactical Allocation Portfolio

Portfolio of Investments – continued

Futures Contracts - continued

Description	Long/ Short	Currency	Contracts	Notional Amount	Expiration Date	Value/Unrealized Appreciation (Depreciation)
Asset Derivatives – continued
Equity Futures – continued
NIFTY Index	Short	USD	558	$13,665,420	January - 2020	$100,354
S&P/ASX 200 Index	Short	AUD	147	17,028,682	March - 2020	401,041

						$936,191

Interest Rate Futures
Canadian Treasury Bond 10 yr	Short	CAD	435	$46,054,291	March - 2020	$582,242
Euro-Bobl 5 yr	Short	EUR	161	24,132,735	March - 2020	113,409
Euro-Bund 10 yr	Short	EUR	114	21,801,203	March - 2020	261,625
Euro-Buxl 30 yr	Short	EUR	20	4,450,457	March - 2020	136,802
Long Gilt 10 yr	Short	GBP	294	51,163,621	March - 2020	524,184
U.S. Treasury Bond	Short	USD	54	8,418,938	March - 2020	218,437
U.S. Treasury Note 10 yr	Short	USD	1	128,422	March - 2020	1,352
U.S. Treasury Note 5 yr	Short	USD	97	11,505,110	March - 2020	48,348
U.S. Treasury Ultra Note 10 yr	Short	USD	89	12,522,578	March - 2020	182,009

						$2,068,408

						$3,004,599

Liability Derivatives
Equity Futures
DAX Index	Long	EUR	32	$11,886,879	March - 2020	$(118,915)
Hang Seng China Enterprises Index	Short	HKD	47	3,381,011	January - 2020	(32,520)
IBEX 35 Index	Long	EUR	33	3,527,005	January - 2020	(20,483)
IBOV Index	Short	BRL	156	4,496,610	February - 2020	(86,091)
KOSPI 200 Index	Short	KRW	258	16,398,239	March - 2020	(1,047,803)
Mexican Bolsa Index	Long	MXN	337	7,884,098	March - 2020	(163,443)
MSCI Taiwan Index	Long	USD	300	13,788,000	January - 2020	(32,850)
OMX 30 Index	Long	SEK	71	1,340,391	January - 2020	(7,020)
Russell 2000 Index	Short	USD	257	21,467,210	March - 2020	(435,534)
S&P 500 Index	Short	USD	49	7,916,195	March - 2020	(208,785)
S&P/TSX 60 Index	Short	CAD	62	9,667,521	March - 2020	(44,019)
Topix Index	Long	JPY	42	6,606,311	March - 2020	(52,345)

						$(2,249,808)

Interest Rate Futures
Australian Note 10 yr	Long	AUD	124	$12,439,788	March - 2020	$(207,516)
Japan Government Bond 10 yr	Long	JPY	35	49,020,293	March - 2020	(13,368)
U.S. Treasury Note 2 yr	Long	USD	43	9,266,500	March - 2020	(7,589)
U.S. Treasury Ultra Bond	Long	USD	8	1,453,250	March - 2020	(56,205)

						$(284,678)

						$(2,534,486)

MFS Global Tactical Allocation Portfolio

Portfolio of Investments – continued

Cleared Swap Agreements

Maturity Date	Notional Amount		Counterparty	Cash Flows to Receive/ Frequency	Cash Flows to Pay/ Frequency	Unrealized Appreciation (Depreciation)	Net Unamortized Upfront Payments (Receipts)	Value
Asset Derivatives
Interest Rate Swaps
11/06/29	USD	33,600,000	centrally cleared	1.91% FLR (3-Month LIBOR)/Quarterly	1.70%/Semi-annually	$588,666	$—	$588,666
11/06/49	USD	13,102,083	centrally cleared	1.91% FLR (3-Month LIBOR)/Quarterly	1.89%/Semi-annually	595,469	—	595,469

						$1,184,135	$—	$1,184,135

Liability Derivatives
Interest Rate Swaps
11/06/21	USD	158,585,877	centrally cleared	1.63%/Semi-annually	1.91% FLR (3-Month LIBOR)/Quarterly	$(244,516)	$—	$(244,516)
11/07/21	USD	17,115,000	centrally cleared	1.66%/Semi-annually	1.91% FLR (3-Month LIBOR)/Quarterly	(16,938)	—	(16,938)
11/06/24	USD	66,200,000	centrally cleared	1.58%/Semi-annually	1.91% FLR (3-Month LIBOR)/Quarterly	(486,478)	—	(486,478)

						$(747,932)	$—	$(747,932)

Uncleared Swap Agreements

Maturity Date	Notional Amount		Counterparty	Cash Flows to Receive/ Frequency	Cash Flows to Pay/ Frequency	Unrealized Appreciation (Depreciation)	Net Unamortized Upfront Payments (Receipts)	Value
Asset Derivatives
Credit Default Swaps
6/20/24	EUR	500,000	JPMorgan Chase Bank N.A.	5.00%/Quarterly	(1)	$5,497	$90,513	$96,010

(1)	Fund, as protection seller, to pay notional amount upon a defined credit event by Glencore PLC, 3.375%, 9/30/2020, a BBB rated bond. The fund entered into the contract to gain issuer exposure.

The credit ratings presented here are an indicator of the current payment/performance risk of the related swap agreement, the reference obligation for which may be either a single security or, in the case of a credit default index, a basket of securities issued by corporate or sovereign issuers. Ratings are assigned to each reference security, including each individual security within a reference basket of securities, utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). The ratings for a credit default index are calculated by MFS as a weighted average of the external credit ratings of the individual securities that compose the index’s reference basket of securities.

At December 31, 2019, the fund had cash collateral of $2,416,460 and other liquid securities with an aggregate value of $18,603,213 to cover any collateral or margin obligations for certain derivative contracts. Restricted cash and/or deposits with brokers in the Statement of Assets and Liabilities are comprised of cash collateral.

See Notes to Financial Statements

MFS Global Tactical Allocation Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF ASSETS AND LIABILITIES

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

At 12/31/19

Assets
Investments in unaffiliated issuers, at value (identified cost, $471,397,309)	$562,617,822
Investments in affiliated issuers, at value (identified cost, $31,339,478)	31,339,464
Cash	161,792
Foreign currency, at value (identified cost, $18,918)	19,124
Restricted cash for
Uncleared derivatives	1,642,000
Deposits with brokers for
Futures contracts	764,368
Purchased options	10,092
Receivables for
Net daily variation margin on open cleared swap agreements	115,656
Forward foreign currency exchange contracts	3,773,933
Net daily variation margin on open futures contracts	310,973
Investments sold	1,479,983
Fund shares sold	13
Interest and dividends	3,130,078
Uncleared swaps, at value (net of unamortized premiums paid, $90,513)	96,010
Other assets	3,270
Total assets	$605,464,578

Liabilities
Payables for
Forward foreign currency exchange contracts	$5,643,198
Net daily variation margin on open futures contracts	57,358
Fund shares reacquired	708,473
Payable to affiliates
Investment adviser	23,068
Administrative services fee	469
Shareholder servicing costs	25
Distribution and/or service fees	7,578
Payable for independent Trustees’ compensation	31
Accrued expenses and other liabilities	150,897
Total liabilities	$6,591,097
Net assets	$598,873,481

Net assets consist of
Paid-in capital	$477,999,502
Total distributable earnings (loss)	120,873,979
Net assets	$598,873,481
Shares of beneficial interest outstanding	38,407,897

	Net assets	Shares outstanding	Net asset value per share
Initial Class	$46,175,487	2,912,209	$15.86
Service Class	552,697,994	35,495,688	15.57

See Notes to Financial Statements

MFS Global Tactical Allocation Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF OPERATIONS

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Year ended 12/31/19

Net investment income (loss)
Income
Interest	$9,485,621
Dividends	6,806,296
Dividends from affiliated issuers	327,848
Income on securities loaned	24,983
Other	2,253
Foreign taxes withheld	(461,240)
Total investment income	$16,185,761
Expenses
Management fee	$4,334,877
Distribution and/or service fees	1,405,366
Shareholder servicing costs	7,251
Administrative services fee	92,641
Independent Trustees’ compensation	17,436
Custodian fee	107,121
Shareholder communications	33,989
Audit and tax fees	86,495
Legal fees	5,150
Miscellaneous	274,810
Total expenses	$6,365,136
Reduction of expenses by investment adviser	(59,413)
Net expenses	$6,305,723
Net investment income (loss)	$9,880,038

Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers (net of $864 country tax)	$31,119,760
Affiliated issuers	(1,605)
Written options	129,144
Futures contracts	(4,321,882)
Swap agreements	(1,571,283)
Forward foreign currency exchange contracts	580,448
Foreign currency	(563,124)
Net realized gain (loss)	$25,371,458
Change in unrealized appreciation or depreciation
Unaffiliated issuers (net of $24,205 decrease in deferred country tax)	$43,309,333
Affiliated issuers	(265)
Futures contracts	1,939,485
Swap agreements	441,700
Forward foreign currency exchange contracts	620,120
Translation of assets and liabilities in foreign currencies	128,147
Net unrealized gain (loss)	$46,438,520
Net realized and unrealized gain (loss)	$71,809,978
Change in net assets from operations	$81,690,016

See Notes to Financial Statements

MFS Global Tactical Allocation Portfolio

FINANCIAL STATEMENTS  |  STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Year ended
	12/31/19	12/31/18
Change in net assets

From operations
Net investment income (loss)	$9,880,038	$11,065,268
Net realized gain (loss)	25,371,458	23,197,631
Net unrealized gain (loss)	46,438,520	(66,871,760)
Change in net assets from operations	$81,690,016	$(32,608,861)
Total distributions to shareholders	$(29,426,518)	$(33,921,546)
Change in net assets from fund share transactions	$(60,384,699)	$(89,026,534)
Total change in net assets	$(8,121,201)	$(155,556,941)

Net assets
At beginning of period	606,994,682	762,551,623
At end of period	$598,873,481	$606,994,682

See Notes to Financial Statements

MFS Global Tactical Allocation Portfolio

FINANCIAL STATEMENTS  |  FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Initial Class	Year ended

	12/31/19	12/31/18	12/31/17	12/31/16		12/31/15

Net asset value, beginning of period	$14.58	$16.11	$15.04	$14.92		$16.43

Income (loss) from investment operations
Net investment income (loss) (d)	$0.29	$0.29	$0.26	$0.29	(c)	$0.29
Net realized and unrealized gain (loss)	1.80	(0.99)	1.36	0.67		(0.66)
Total from investment operations	$2.09	$(0.70)	$1.62	$0.96		$(0.37)

Less distributions declared to shareholders
From net investment income	$(0.45)	$(0.13)	$(0.51)	$—		$(0.87)
From net realized gain	(0.36)	(0.70)	(0.04)	(0.84)		(0.27)
Total distributions declared to shareholders	$(0.81)	$(0.83)	$(0.55)	$(0.84)		$(1.14)
Net asset value, end of period (x)	$15.86	$14.58	$16.11	$15.04		$14.92
Total return (%) (k)(r)(s)(x)	14.58	(4.50)	10.83	6.24	(c)	(2.23)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.81	0.81	0.81	0.79	(c)	0.76
Expenses after expense reductions (f)	0.80	0.80	0.80	0.78	(c)	0.75
Net investment income (loss)	1.85	1.83	1.64	1.88	(c)	1.80
Portfolio turnover	82	86	35	38		57
Net assets at end of period (000 omitted)	$46,175	$47,517	$56,096	$58,053		$63,253

Service Class	Year ended

	12/31/19	12/31/18	12/31/17	12/31/16		12/31/15

Net asset value, beginning of period	$14.32	$15.84	$14.79	$14.72		$16.22

Income (loss) from investment operations
Net investment income (loss) (d)	$0.24	$0.24	$0.22	$0.25	(c)	$0.25
Net realized and unrealized gain (loss)	1.77	(0.98)	1.34	0.66		(0.66)
Total from investment operations	$2.01	$(0.74)	$1.56	$0.91		$(0.41)

Less distributions declared to shareholders
From net investment income	$(0.40)	$(0.08)	$(0.47)	$—		$(0.82)
From net realized gain	(0.36)	(0.70)	(0.04)	(0.84)		(0.27)
Total distributions declared to shareholders	$(0.76)	$(0.78)	$(0.51)	$(0.84)		$(1.09)
Net asset value, end of period (x)	$15.57	$14.32	$15.84	$14.79		$14.72
Total return (%) (k)(r)(s)(x)	14.30	(4.80)	10.58	5.98	(c)	(2.49)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.06	1.06	1.06	1.04	(c)	1.01
Expenses after expense reductions (f)	1.05	1.05	1.05	1.03	(c)	1.00
Net investment income (loss)	1.60	1.58	1.39	1.63	(c)	1.55
Portfolio turnover	82	86	35	38		57
Net assets at end of period (000 omitted)	$552,698	$559,478	$706,456	$733,775		$773,721

See Notes to Financial Statements

MFS Global Tactical Allocation Portfolio

Financial Highlights – continued

(c)	Amount reflects a one-time reimbursement of expenses by the custodian (or former custodian) without which net investment income and performance would be lower and expenses would be higher.

(d)	Per share data is based on average shares outstanding.

(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.

(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.

(r)	Certain expenses have been reduced without which performance would have been lower.

(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

(x)

The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

MFS Global Tactical Allocation Portfolio

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Global Tactical Allocation Portfolio (the fund) is a diversified series of MFS Variable Insurance Trust II (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in derivatives as part of its principal investment strategy. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying indicators on which the derivative is based. Derivatives can involve leverage. The fund invests in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s market, economic, industrial, political, regulatory, geopolitical, and other conditions.

In March 2017, the FASB issued Accounting Standards Update 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20) – Premium Amortization on Purchased Callable Debt Securities (“ASU 2017-08”). For callable debt securities purchased at a premium that have explicit, non-contingent call features and that are callable at fixed prices on preset dates, ASU 2017-08 requires the premium to be amortized to the earliest call date. The fund adopted ASU 2017-08 as of the beginning of the reporting period on a modified retrospective basis. The adoption resulted in a change in accounting principle, since the fund had historically amortized such premiums to maturity for U.S. GAAP. As a result of the adoption, the fund recognized a cumulative effect adjustment that decreased the beginning of period cost of investments and increased the unrealized appreciation on investments by offsetting amounts. Adoption had no impact on the fund’s net assets or any prior period information presented in the financial statements. With respect to the fund’s results of operations, amortization of premium to first call date under ASU 2017-08 accelerates amortization with the intent of more closely aligning the recognition of income on such bonds with the economics of the instrument.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Debt instruments and floating rate loans, including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Exchange-traded options are generally valued at the last sale or official closing price on their primary exchange as provided by a third-party pricing service. Exchange-traded options for which there were no sales reported that day are generally valued at the last daily bid quotation on their primary exchange as provided by a third-party pricing service. For put options, the position may be valued at the last daily ask quotation if there are no trades reported during the day. Options not traded on an exchange are generally valued at a broker/dealer bid quotation. Foreign currency options are generally valued at valuations provided by a third-party pricing service. Futures contracts are generally valued at last posted settlement price on their primary exchange as provided by a third-party pricing service. Futures contracts for which there were no trades that day for a particular position are generally valued at the closing bid quotation on their primary exchange as provided by a third-party pricing service. Forward foreign currency exchange contracts are generally valued at the mean of bid and asked prices for the time period interpolated from rates provided by a third-party pricing service for proximate time periods. Swap agreements are generally valued using valuations provided by a third-party pricing service, which for cleared

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swaps includes an evaluation of any trading activity at the clearinghouses. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halt of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own

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assumptions in determining the fair value of investments. Other financial instruments are derivative instruments, such as futures contracts, forward foreign currency exchange contracts, swap agreements, and written options. The following is a summary of the levels used as of December 31, 2019 in valuing the fund’s assets or liabilities:

Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities:
United States	$113,697,798	$30,100	$—	$113,727,898
Japan	1,157,649	17,089,753	—	18,247,402
Switzerland	17,491,191	—	—	17,491,191
United Kingdom	11,370,165	—	—	11,370,165
France	9,647,352	—	—	9,647,352
Canada	8,496,242	—	—	8,496,242
Taiwan	6,468,773	—	—	6,468,773
Germany	6,049,996	—	—	6,049,996
Netherlands	5,344,902	—	—	5,344,902
Other Countries	13,122,501	3,586,611	—	16,709,112
U.S. Treasury Bonds & U.S. Government Agencies & Equivalents	—	44,494,182	—	44,494,182
Non-U.S. Sovereign Debt	—	137,903,633	—	137,903,633
Municipal Bonds	—	1,960,964	—	1,960,964
U.S. Corporate Bonds	—	51,220,035	—	51,220,035
Residential Mortgage-Backed Securities	—	42,909,539	—	42,909,539
Commercial Mortgage-Backed Securities	—	7,155,058	—	7,155,058
Asset-Backed Securities (including CDOs)	—	8,023,566	—	8,023,566
Foreign Bonds	—	55,397,812	—	55,397,812
Mutual Funds	31,339,464	—	—	31,339,464
Total	$224,186,033	$369,771,253	$—	$593,957,286

Other Financial Instruments
Futures Contracts – Assets	$3,004,599	$—	$—	$3,004,599
Futures Contracts – Liabilities	(1,434,338)	(1,100,148)	—	(2,534,486)
Forward Foreign Currency Exchange Contracts – Assets	—	3,773,933	—	3,773,933
Forward Foreign Currency Exchange Contracts – Liabilities	—	(5,643,198)	—	(5,643,198)
Swap Agreements – Assets	—	1,280,145	—	1,280,145
Swap Agreements – Liabilities	—	(747,932)	—	(747,932)

For further information regarding security characteristics, see the Portfolio of Investments.

Inflation-Adjusted Debt Securities – The fund invests in inflation-adjusted debt securities issued by the U.S. Treasury. The fund also invests in inflation-adjusted debt securities issued by U.S. Government agencies and instrumentalities other than the U.S. Treasury and by other entities such as U.S. and foreign corporations and foreign governments. The principal value of these debt securities is adjusted through income according to changes in the Consumer Price Index or another general price or wage index. These debt securities typically pay a fixed rate of interest, but this fixed rate is applied to the inflation-adjusted principal amount. The principal paid at maturity of the debt security is typically equal to the inflation-adjusted principal amount, or the security’s original par value, whichever is greater. Other types of inflation-adjusted securities may use other methods to adjust for other measures of inflation.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Derivatives – The fund uses derivatives in an attempt to adjust exposure to markets, asset classes, and currencies based on the adviser’s assessment of the relative attractiveness of such markets, asset classes, and currencies. Derivatives are used to increase or decrease the fund’s exposure to markets, asset classes, or currencies resulting from the fund’s individual security selections, and to expose the fund to markets, asset classes, or currencies in which the fund’s individual security selection has resulted in little or no exposure. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase or decrease market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.

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The derivative instruments used by the fund during the period were written options, purchased options, futures contracts, forward foreign currency exchange contracts, and swap agreements. Depending on the type of derivative, the fund may exit a derivative position by entering into an offsetting transaction with a counterparty or exchange, negotiating an agreement with the derivative counterparty, or novating the position to a third party. The fund may be unable to promptly close out a futures position in instances where the daily fluctuation in the price for that type of future exceeds the daily limit set by the exchange. The fund’s period end derivatives, as presented in the Portfolio of Investments and the associated Derivative Contract tables, generally are indicative of the volume of its derivative activity during the period.

The following table presents, by major type of derivative contract, the fair value, on a gross basis, of the asset and liability components of derivatives held by the fund at December 31, 2019 as reported in the Statement of Assets and Liabilities:

		Fair Value (a)
Risk	Derivative Contracts	Asset Derivatives	Liability Derivatives
Interest Rate	Interest Rate Futures	$2,068,408	$(284,678)
Equity	Equity Futures	936,191	(2,249,808)
Equity	Purchased Equity Options	30,100	—
Foreign Exchange	Forward Foreign Currency Exchange Contracts	3,773,933	(5,643,198)
Interst Rate	Interest Rate Swaps	1,184,135	(747,932)
Credit	Credit Default Swaps	96,010	—
Total		$8,088,777	$(8,925,616)

(a)

The value of purchased options outstanding is included in investments in unaffiliated issuers, at value, within the fund’s Statement of Assets and Liabilities. Values presented in this table for futures contracts and cleared swap agreements correspond to the values reported in the fund’s Portfolio of Investments. Only the current day net variation margin for futures contracts and cleared swap agreements is separately reported within the fund’s Statement of Assets and Liabilities.

The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the year ended December 31, 2019 as reported in the Statement of Operations:

Risk	Futures Contracts	Swap Agreements	Forward Foreign Currency Exchange Contracts	Unaffiliated Issuers (Purchased Options)	Written Options
Interest Rate	$(8,813,223)	$(1,601,571)	$—	$—	$—
Foreign Exchange	—	—	580,448	—	—
Equity	4,491,341	—	—	(147,348)	—
Credit	—	30,288	—	(226,239)	129,144
Total	$(4,321,882)	$(1,571,283)	$580,448	$(373,587)	$129,144

The following table presents, by major type of derivative contract, the change in unrealized appreciation or depreciation on derivatives held by the fund for the year ended December 31, 2019 as reported in the Statement of Operations:

Risk	Futures Contracts	Swap Agreements	Forward Foreign Currency Exchange Contracts	Unaffiliated Issuers (Purchased Options)
Interest Rate	$4,338,633	$436,203	$—	$—
Foreign Exchange	—	—	620,120	—
Equity	(2,399,148)	—	—	(563,453)
Credit	—	5,497	—	—
Total	$1,939,485	$441,700	$620,120	$(563,453)

Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain, but not all, uncleared derivatives, the fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an ISDA Master Agreement on a bilateral basis. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a specified deterioration in the credit quality of the other party. Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each agreement to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any.

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Collateral and margin requirements differ by type of derivative. For cleared derivatives (e.g., futures contracts, cleared swaps, and exchange-traded options), margin requirements are set by the clearing broker and the clearing house and collateral, in the form of cash or securities, is posted by the fund directly with the clearing broker. Collateral terms are counterparty agreement specific for uncleared derivatives (e.g., forward foreign currency exchange contracts, uncleared swap agreements, and uncleared options) and collateral, in the form of cash and securities, is held in segregated accounts with the fund’s custodian in connection with these agreements. For derivatives traded under an ISDA Master Agreement, which contains a collateral support annex, the collateral requirements are netted across all transactions traded under such counterparty-specific agreement and an amount is posted from one party to the other to collateralize such obligations. Cash that has been segregated or delivered to cover the fund’s collateral or margin obligations under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities as restricted cash for uncleared derivatives and/or deposits with brokers for cleared derivatives. Securities pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments. The fund may be required to make payments of interest on uncovered collateral or margin obligations with the broker. Any such payments are included in “Miscellaneous” expense in the Statement of Operations.

The following table presents the fund’s derivative assets and liabilities (by type) on a gross basis as of December 31, 2019:

Gross Amounts of:	Derivative Assets	Derivative Liabilities
Future Contracts (a)	$310,973	$(57,358)
Swaps, at value	96,010	—
Cleared Swaps Agreements (a)	115,656	—
Forward Foreign Currency Exchange Contracts	3,773,933	(5,643,198)
Purchased Options	30,100	—
Total Gross Amount of Derivative Assets and Liabilities Presented in the Statement of Assets & Liabilities	$4,326,672	$(5,700,556)
Less: Derivatives Assets and Liabilities Not Subject to a Master Netting Agreement or Similar Arrangement	510,054	(77,649)
Total Gross Amount of Derivative Assets and Liabilities Subject to a Master Netting Agreement or Similar Arrangement	$3,816,618	$(5,622,907)

(a)

The amount presented here represents the fund’s current day net variation margin for futures contracts and for cleared swap agreements. This amount, which is recognized within the fund’s Statement of Assets and Liabilities, differs from the fair value of the futures contracts and cleared swap agreements which is presented in the tables that follow the fund’s Portfolio of Investments.

The following table presents (by counterparty) the fund’s derivative assets net of amounts available for offset under Master Netting Agreements (or similar arrangements) and net of the related collateral held by the fund at December 31, 2019:

		Amounts Not Offset in the Statement of Assets & Liabilities

	Gross Amount of Derivative Assets Subject to a Master Netting Agreement (or Similar Arrangement) by Counterparty	Financial Instruments Available for Offset	Financial Instruments Collateral Received (b)	Cash Collateral Received (b)	Net Amount of Derivative Assets by Counterparty
Barclays Bank PLC	$109,364	$(71,051)	$—	$—	$38,313
BNP Paribas S.A.	6,614	—	—	—	6,614
Citibank N.A.	189,843	(5,067)	—	—	184,776
Deutsche Bank AG	98,054	(51,568)	—	—	46,486
Goldman Sachs International	2,135,416	(2,135,416)	—	—	—
JPMorgan Chase Bank N.A.	1,259,362	(1,259,362)	—	—	—
Merrill Lynch International	12,952	(12,952)	—	—	—
Morgan Stanley Capital Services, Inc.	5,013	—	—	—	5,013
Total	$3,816,618	$(3,535,416)	$—	$—	$281,202

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The following table presents (by counterparty) the fund’s derivative liabilities net of amounts available for offset under Master Netting Agreements (or similar arrangements) and net of the related collateral pledged by the fund at December 31, 2019:

		Amounts Not Offset in the Statement of Assets & Liabilities

	Gross Amounts of Derivative Liabilities Subject to a Master Netting Agreement (or Similar Arrangement) by Counterparty	Financial Instruments Available for Offset	Financial Instruments Collateral Pledged (b)	Cash Collateral Pledged (b)	Net Amount of Derivative Liabilities by Counterparty
Barclays Bank PLC	$(71,051)	$71,051	$—	$—	$—
Citibank N.A.	(5,067)	5,067	—	—	—
Deutsche Bank AG	(51,568)	51,568	—	—	—
Goldman Sachs International	(2,530,705)	2,135,416	—	380,000	(15,289)
JPMorgan Chase Bank N.A.	(2,779,945)	1,259,362	—	1,262,000	(258,583)
Merrill Lynch International	(184,571)	12,952	—	—	(171,619)
Total	$(5,622,907)	$3,535,416	$—	$1,642,000	$(445,491)

(b)	The amount presented here may be less than the total amount of collateral (received)/pledged as the excess collateral (received)/pledged is not shown for purposes of this presentation.

Written Options – In exchange for a premium, the fund wrote call options on securities for which it anticipated the price would decline and also wrote put options on securities for which it anticipated the price would increase. At the time the option was written, the fund believed the premium received exceeded the potential loss that could result from adverse price changes in the options’ underlying securities. In a written option, the fund as the option writer grants the buyer the right to purchase from, or sell to, the fund a specified number of shares or units of a particular security, currency or index at a specified price within a specified period of time.

The premium received is initially recorded as a liability in the Statement of Assets and Liabilities. The option is subsequently marked-to-market daily with the difference between the premium received and the market value of the written option being recorded as unrealized appreciation or depreciation. When a written option expires, the fund realizes a gain equal to the amount of the premium received. The difference between the premium received and the amount paid on effecting a closing transaction is considered a realized gain or loss. When a written call option is exercised, the premium received is offset against the proceeds to determine the realized gain or loss. When a written put option is exercised, the premium reduces the cost basis of the security purchased by the fund.

At the initiation of the written option contract, for exchange traded options, the fund is required to deposit securities or cash as collateral with the custodian for the benefit of the broker or directly with the clearing broker, based on the type of option. For uncleared options, the fund may post collateral subject to the terms of an ISDA Master Agreement as generally described above if the market value of the options contract moves against it. The fund, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities underlying the written option. Losses from writing options can exceed the premium received and can exceed the potential loss from an ordinary buy and sell transaction. Although the fund’s market risk may be significant, the maximum counterparty credit risk to the fund is equal to the market value of any collateral posted to the broker. For uncleared options, this risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above.

Purchased Options – The fund purchased call and put options for a premium. Purchased call and put options entitle the holder to buy and sell a specified number of shares or units of a particular security, currency or index at a specified price at a specified date or within a specified period of time. Purchasing call options may hedge against an anticipated increase in the dollar cost of securities or currency to be acquired or increase the fund’s exposure to an underlying instrument. Purchasing put options may hedge against an anticipated decline in the value of portfolio securities or currency or decrease the fund’s exposure to an underlying instrument.

The premium paid is initially recorded as an investment in the Statement of Assets and Liabilities. That investment is subsequently marked-to-market daily with the difference between the premium paid and the market value of the purchased option being recorded as unrealized appreciation or depreciation. Premiums paid for purchased call and put options which have expired are treated as realized losses on investments in the Statement of Operations. Upon the exercise or closing of a purchased call option, the premium paid is added to the cost of the security or financial instrument purchased. Upon the exercise or closing of a purchased put option, the premium paid is offset against the proceeds on the sale of the underlying security or financial instrument in order to determine the realized gain or loss on investments.

Whether or not the option is exercised, the fund’s maximum risk of loss from purchasing an option is the amount of premium paid. All option contracts involve credit risk if the counterparty to the option contract fails to perform. For uncleared options, this risk is

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mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and, where applicable, by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

Futures Contracts – The fund entered into futures contracts which may be used to hedge against or obtain broad market exposure, interest rate exposure, currency exposure, or to manage duration. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the fund is required to deposit with the broker, either in cash or securities, an initial margin in an amount equal to a specified percentage of the notional amount of the contract. Subsequent payments (variation margin) are made or received by the fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gain or loss by the fund until the contract is closed or expires at which point the gain or loss on futures contracts is realized.

The fund bears the risk of interest rates, exchange rates or securities prices moving unexpectedly, in which case, the fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. While futures contracts may present less counterparty risk to the fund since the contracts are exchange traded and the exchange’s clearinghouse guarantees payments to the broker, there is still counterparty credit risk due to the insolvency of the broker. The fund’s maximum risk of loss due to counterparty credit risk is equal to the margin posted by the fund to the broker plus any gains or minus any losses on the outstanding futures contracts.

Forward Foreign Currency Exchange Contracts – The fund entered into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. These contracts may be used to hedge the fund’s currency risk or for non-hedging purposes. For hedging purposes, the fund may enter into contracts to deliver or receive foreign currency that the fund will receive from or use in its normal investment activities. The fund may also use contracts to hedge against declines in the value of foreign currency denominated securities due to unfavorable exchange rate movements. For non-hedging purposes, the fund may enter into contracts with the intent of changing the relative exposure of the fund’s portfolio of securities to different currencies to take advantage of anticipated exchange rate changes.

Forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any unrealized gains or losses are recorded as a receivable or payable for forward foreign currency exchange contracts until the contract settlement date. On contract settlement date, any gain or loss on the contract is recorded as realized gains or losses on forward foreign currency exchange contracts.

Risks may arise upon entering into these contracts from unanticipated movements in the value of the contract and from the potential inability of counterparties to meet the terms of their contracts. Generally, the fund’s maximum risk due to counterparty credit risk is the unrealized gain on the contract due to the use of Continuous Linked Settlement, a multicurrency cash settlement system for the centralized settlement of foreign transactions. This risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and, where applicable, by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

Swap Agreements – During the period the fund entered into swap agreements. Swap agreements generally involve a periodic exchange of cash payments on a net basis, at specified intervals or upon the occurrence of specified events, between the fund and a counterparty. Certain swap agreements may be entered into as a bilateral contract (“uncleared swaps”) while others are required to be centrally cleared (“cleared swaps”). In a cleared swap transaction, the ultimate counterparty to the transaction is a clearinghouse (the “clearinghouse”). The contract is transferred and accepted by the clearinghouse immediately following execution of the swap contract with an executing broker. Thereafter, throughout the term of the cleared swap, the fund interfaces indirectly with the clearinghouse through a clearing broker and has counterparty risk to the clearing broker as well.

Both cleared and uncleared swap agreements are marked to market daily. The value of uncleared swap agreements is reported in the Statement of Assets and Liabilities as “Uncleared swaps, at value” which includes any related interest accruals to be paid or received by the fund. For cleared swaps, payments (variation margin) are made or received by the fund each day, depending on the daily fluctuations in the value of the cleared swap, such that only the current day net receivable or payable for variation margin is reported in the Statement of Assets and Liabilities.

For both cleared and uncleared swaps, the periodic exchange of net cash payments, at specified intervals or upon the occurrence of specified events as stipulated by the agreement, is recorded as realized gain or loss on swap agreements in the Statement of Operations. Premiums paid or received at the inception of the agreements are amortized using the effective interest method over the term of the agreement as realized gain or loss on swap agreements in the Statement of Operations. A liquidation payment received or made upon early termination is recorded as a realized gain or loss on swap agreements in the Statement of Operations. The change in unrealized appreciation or depreciation on swap agreements in the Statement of Operations reflects the aggregate change over the reporting period in the value of swaps net of any unamortized premiums paid or received.

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Risks related to swap agreements include the possible lack of a liquid market, unfavorable market and interest rate movements of the underlying instrument and the failure of the counterparty to perform under the terms of the agreements. The fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the contract’s remaining life, to the extent that the amount is positive. To address counterparty risk, uncleared swap agreements are limited to only highly-rated counterparties. Risk is further reduced by having an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and, where applicable, by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement. The fund’s counterparty risk due to cleared swaps is mitigated by the fact that the clearinghouse is the true counterparty to the transaction and the regulatory requirement safeguards in the event of a clearing broker bankruptcy.

The fund entered into interest rate swap agreements in order to manage its exposure to interest or foreign exchange rate fluctuations. Interest rate swap agreements involve the periodic exchange of cash flows, between the fund and a counterparty, based on the difference between two interest rates applied to a notional principal amount. The two interest rates exchanged may either be a fixed rate and a floating rate or two floating rates based on different indices.

The fund entered into credit default swap agreements in order to manage its exposure to the market or certain sectors of the market, to reduce its credit risk exposure to defaults of corporate and sovereign issuers or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. In a credit default swap agreement, the protection buyer can make an upfront payment and will make a stream of payments to the protection seller based on a fixed percentage applied to the agreement notional amount in exchange for the right to receive a specified return upon the occurrence of a defined credit event on the reference obligation (which may be either a single security or a basket of securities issued by corporate or sovereign issuers) and, with respect to the cases where physical settlement applies, the delivery by the buyer to the seller of a defined deliverable obligation. Although agreement-specific, credit events generally consist of a combination of the following: bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium, each as defined in the 2003 ISDA Credit Derivatives Definitions as amended by the relevant agreement. Restructuring is generally not applicable when the reference obligation is issued by a North American corporation and obligation acceleration, obligation default, or repudiation/moratorium are generally only applicable when the reference obligation is issued by a sovereign entity or an entity in an emerging country. Upon determination of the final price for the deliverable obligation (or upon delivery of the deliverable obligation in the case of physical settlement), the difference between the value of the deliverable obligation and the swap agreement’s notional amount is recorded as realized gain or loss on swap agreements in the Statement of Operations.

Credit default swap agreements are considered to have credit-risk-related contingent features since they trigger payment by the protection seller to the protection buyer upon the occurrence of a defined credit event. The maximum amount of future, undiscounted payments that the fund, as protection seller, could be required to make is equal to the swap agreement’s notional amount. The protection seller’s payment obligation would be offset to the extent of the value of the agreement’s deliverable obligation. At December 31, 2019, the fund did not hold any credit default swap agreements at an unrealized loss where it is the protection seller. The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the agreement.

Security Loans – Under its Securities Lending Agency Agreement with the fund, State Street Bank and Trust Company, as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. Security loans can be terminated at the discretion of either the lending agent or the fund and the related securities must be returned within the earlier of the standard trade settlement period for such securities or within three business days. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. On loans collateralized by cash, the cash collateral is invested in a money market fund. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. The lending agent provides the fund with indemnification against Borrower default. In the event of Borrower default, the lending agent will, for the benefit of the fund, either purchase securities identical to those loaned or, when such purchase is commercially impracticable, pay the fund the market value of the loaned securities. In return, the lending agent assumes the fund’s rights to the related collateral. If the collateral value is less than the cost to purchase identical securities, the lending agent is responsible for the shortfall, but only to the extent that such shortfall is not due to a decline in collateral value resulting from collateral reinvestment for which the fund bears the risk of loss. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is separately reported in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income. At December 31, 2019, there were no securities on loan or collateral outstanding.

MFS Global Tactical Allocation Portfolio

Notes to Financial Statements – continued

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted upward or downward based on the rate of inflation. Interest is accrued based on the principal value, which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond is generally recorded as an increase or decrease in interest income, respectively, even though the adjusted principal is not received until maturity. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

The fund invests a significant portion of its assets in asset-backed and/or mortgage-backed securities. For these securities, the value of the debt instrument also depends on the credit quality and adequacy of the underlying assets or collateral as well as whether there is a security interest in the underlying assets or collateral. Enforcing rights, if any, against the underlying assets or collateral may be difficult. U.S. Government securities not supported as to the payment of principal or interest by the U.S. Treasury, such as those issued by Fannie Mae, Freddie Mac, and the Federal Home Loan Banks, are subject to greater credit risk than are U.S. Government securities supported by the U.S. Treasury, such as those issued by Ginnie Mae.

The fund purchased or sold debt securities on a when-issued or delayed delivery basis, or in a “To Be Announced” (TBA) or “forward commitment” transaction with delivery or payment to occur at a later date beyond the normal settlement period. When the fund sells securities on a when-issued, delayed delivery, or forward commitment basis, the fund typically owns or has the right to acquire securities equivalent in kind and amount to the delivered securities. At the time a fund enters into a commitment to purchase or sell a security, the transaction is recorded and the value of the security acquired or sold is reflected in the fund’s net asset value. The price of such security and the date that the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. No interest accrues to the fund until payment takes place. At the time that a fund enters into this type of transaction, the fund is required to have sufficient cash and/or liquid securities to cover its commitments. Losses may arise due to changes in the value of the underlying securities prior to settlement date or if the counterparty does not perform under the contract’s terms, or if the issuer does not issue the securities due to political, economic or other factors.

To mitigate the counterparty credit risk on TBA securities and other types of forward settling mortgage-backed securities, the fund whenever possible enters into a Master Securities Forward Transaction Agreement (“MSFTA”) on a bilateral basis with each of the counterparties with whom it undertakes a significant volume of transactions. The MSFTA gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a specified deterioration in the credit quality of the other party. Upon an event of default or a termination of the MSFTA, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the MSFTA could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any.

For mortgage-backed securities traded under a MSFTA, the collateral and margining requirements are contract specific. Collateral amounts across all transactions traded under such agreement are netted and an amount is posted from one party to the other to collateralize such obligations. Cash that has been pledged to cover the fund’s collateral or margin obligations under a MSFTA, if any, will be reported separately on the Statement of Assets and Liabilities as restricted cash. Securities pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law.

MFS Global Tactical Allocation Portfolio

Notes to Financial Statements – continued

Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future.

Book/tax differences primarily relate to amortization and accretion of debt securities, wash sale loss deferrals, straddle loss deferrals, and derivative transactions.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	Year ended 12/31/19	Year ended 12/31/18
Ordinary income (including any short-term capital gains)	$15,531,343	$16,001,318
Long-term capital gains	13,895,175	17,920,228
Total distributions	$29,426,518	$33,921,546

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 12/31/19

Cost of investments	$506,815,564
Gross appreciation	91,131,698
Gross depreciation	(4,856,915)
Net unrealized appreciation (depreciation)	$86,274,783

Undistributed ordinary income	27,067,006
Undistributed long-term capital gain	7,450,443
Other temporary differences	81,747

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	Year ended 12/31/19	Year ended 12/31/18
Initial Class	$2,333,315	$2,676,464
Service Class	27,093,203	31,245,082
Total	$29,426,518	$33,921,546

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates based on the fund’s average daily net assets:

Up to $300 million	0.75%
In excess of $300 million and up to $2.5 billion	0.675%
In excess of $2.5 billion	0.65%

MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the year ended December 31, 2019, this management fee reduction amounted to $59,413, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended December 31, 2019 was equivalent to an annual effective rate of 0.70% of the fund’s average daily net assets.

The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, such that total annual operating expenses do not exceed 0.90% of average daily net assets for the Initial Class shares and 1.15% of average daily net assets for the Service Class shares. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until April 30, 2021. For the year ended December 31, 2019, the fund’s actual operating expenses did not exceed the limit and therefore, the investment adviser did not pay any portion of the fund’s expenses related to this agreement.

MFS Global Tactical Allocation Portfolio

Notes to Financial Statements – continued

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2019, the fee was $7,026, which equated to 0.0012% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2019, these costs amounted to $225.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended December 31, 2019 was equivalent to an annual effective rate of 0.0152% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration from MFS for their services to the fund. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other funds managed by MFS (the funds) had entered into a service agreement (the ISO Agreement) which provided for payment of fees solely by the funds to Tarantino LLC in return for the provision of services of an Independent Senior Officer (ISO) for the funds. Frank L. Tarantino served as the ISO and was an officer of the funds and the sole member of Tarantino LLC. Effective June 30, 2019, Mr. Tarantino retired from his position as ISO for the funds, and the ISO Agreement was terminated. For the year ended December 31, 2019, the fee paid by the fund under this agreement was $801 and is included in “Miscellaneous” expense in the Statement of Operations. MFS had agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ISO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS.

The fund is permitted to engage in purchase and sale transactions with funds and accounts for which MFS serves as investment adviser or sub-adviser (“cross-trades”) pursuant to a policy adopted by the Board of Trustees. This policy has been designed to ensure that cross-trades conducted by the fund comply with Rule 17a-7 under the Investment Company Act of 1940. During the year ended December 31, 2019, the fund engaged in purchase and sale transactions pursuant to this policy, which amounted to $272,383 and $2,112,173, respectively. The sales transactions resulted in net realized gains (losses) of $169,209.

(4)	Portfolio Securities

For the year ended December 31, 2019, purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:

	Purchases	Sales
U.S. Government securities	$133,441,138	$158,447,111
Non-U.S. Government securities	$347,549,188	$410,969,486

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 12/31/19		Year ended 12/31/18

	Shares	Amount	Shares	Amount
Shares sold
Initial Class	95,554	$1,481,687	80,272	$1,254,421
Service Class	176,097	2,697,085	437,166	6,748,306
	271,651	$4,178,772	517,438	$8,002,727

MFS Global Tactical Allocation Portfolio

Notes to Financial Statements – continued

	Year ended 12/31/19		Year ended 12/31/18

	Shares	Amount	Shares	Amount
Shares issued to shareholders in reinvestment of distributions
Initial Class	153,609	$2,333,315	177,720	$2,676,464
Service Class	1,814,682	27,093,203	2,109,729	31,245,082
	1,968,291	$29,426,518	2,287,449	$33,921,546

Shares reacquired
Initial Class	(597,095)	$(9,219,482)	(479,270)	$(7,461,633)
Service Class	(5,563,506)	(84,770,507)	(8,081,155)	(123,489,174)
	(6,160,601)	$(93,989,989)	(8,560,425)	$(130,950,807)

Net change
Initial Class	(347,932)	$(5,404,480)	(221,278)	$(3,530,748)
Service Class	(3,572,727)	(54,980,219)	(5,534,260)	(85,495,786)
	(3,920,659)	$(60,384,699)	(5,755,538)	$(89,026,534)

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndicate of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the highest of one month LIBOR, the Federal Funds Effective Rate and the Overnight Bank Funding Rate, plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at rates equal to customary reference rates plus an agreed upon spread. For the year ended December 31, 2019, the fund’s commitment fee and interest expense were $3,336 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

(7)	Investments in Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the following were affiliated issuers:

Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
MFS Institutional Money Market Portfolio	$24,746,728	$250,876,245	$244,281,639	$(1,605)	$(265)	$31,339,464

Affiliated Issuers					Dividend Income	Capital Gain Distributions
MFS Institutional Money Market Portfolio					$327,848	$—

MFS Global Tactical Allocation Portfolio

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Variable Insurance Trust II and the Shareholders of

MFS Global Tactical Allocation Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of MFS Global Tactical Allocation Portfolio (the “Fund”), including the portfolio of investments, as of December 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2019, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 14, 2020

We have served as the auditor of one or more of the MFS investment companies since 1924.

MFS Global Tactical Allocation Portfolio

TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of February 1, 2020, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 56)	Trustee	February 2004	133	Massachusetts Financial Services Company, Executive Chairman (since January 2017); Director; Chairman of the Board; Chief Executive Officer (until 2015); Co-Chief Executive Officer (2015-2016)	N/A

Robin A. Stelmach (k) (age 58)	Trustee	January 2014	133	Massachusetts Financial Services Company, Vice Chair (since January 2017); Chief Operating Officer and Executive Vice President (until January 2017)	N/A

INDEPENDENT TRUSTEES
John P. Kavanaugh (age 65)	Trustee and Chair of Trustees	January 2009	133	Private investor	N/A

Steven E. Buller (age 68)	Trustee	February 2014	133	Financial Accounting Standards Advisory Council, Chairman (2014-2015); Public Company Accounting Oversight Board, Standing Advisory Group, Member (until 2014); BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A

John A. Caroselli (age 65)	Trustee	March 2017	133	JC Global Advisors, LLC (management consulting), President (since 2015); First Capital Corporation (commercial finance), Executive Vice President (until 2015)	N/A

Maureen R. Goldfarb (age 64)	Trustee	January 2009	133	Private investor	N/A

Peter D. Jones (age 64)	Trustee	January 2019	133	Franklin Templeton Distributors, Inc. (investment management), President (until 2015); Franklin Templeton Institutional, LLC (investment management), Chairman (until 2015)	N/A

James W. Kilman, Jr. (age 58)	Trustee	January 2019	133	Burford Capital Limited (finance and investment management), Chief Financial Officer (since 2019); KielStrand Capital LLC (family office), Chief Executive Officer (since 2016); Morgan Stanley & Co. (financial services), Vice Chairman of Investment Banking, Co-Head of Diversified Financials Coverage – Financial Institutions Investment Banking Group (until 2016)	Alpha-En Corporation, Director (2016-2019)

MFS Global Tactical Allocation Portfolio

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
Clarence Otis, Jr. (age 63)	Trustee	March 2017	133	Darden Restaurants, Inc., Chief Executive Officer (until 2014)	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director; Federal Reserve Bank of Atlanta, Director (until 2015)

Maryanne L. Roepke (age 63)	Trustee	May 2014	133	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A

Laurie J. Thomsen (age 62)	Trustee	March 2005	133	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director (since 2015)

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 46)	Assistant Secretary and Assistant Clerk	July 2005	133	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

Kino Clark (k) (age 51)	Assistant Treasurer	January 2012	133	Massachusetts Financial Services Company, Vice President

John W. Clark, Jr. (k) (age 52)	Assistant Treasurer	April 2017	133	Massachusetts Financial Services Company, Vice President (since March 2017); Deutsche Bank (financial services), Department Head –Treasurer’s Office (until February 2017)

Thomas H. Connors (k) (age 60)	Assistant Secretary and Assistant Clerk	September 2012	133	Massachusetts Financial Services Company, Vice President and Senior Counsel

David L. DiLorenzo (k) (age 51)	President	July 2005	133	Massachusetts Financial Services Company, Senior Vice President

Heidi W. Hardin (k) (age 52)	Secretary and Clerk	April 2017	133	Massachusetts Financial Services Company, Executive Vice President and General Counsel (since March 2017); Harris Associates (investment management), General Counsel (from September 2015 to January 2017); Janus Capital Management LLC (investment management), Senior Vice President and General Counsel (until September 2015)

Brian E. Langenfeld (k) (age 46)	Assistant Secretary and Assistant Clerk	June 2006	133	Massachusetts Financial Services Company, Vice President and Senior Counsel

Amanda S. Mooradian (k) (age 40)	Assistant Secretary and Assistant Clerk	September 2018	133	Massachusetts Financial Services Company, Assistant Vice President and Counsel

Susan A. Pereira (k) (age 49)	Assistant Secretary and Assistant Clerk	July 2005	133	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

Kasey L. Phillips (k) (age 49)	Assistant Treasurer	September 2012	133	Massachusetts Financial Services Company, Vice President

Matthew A. Stowe (k) (age 45)	Assistant Secretary and Assistant Clerk	October 2014	133	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

MFS Global Tactical Allocation Portfolio

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
Martin J. Wolin (k) (age 52)	Chief Compliance Officer	July 2015	133	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer (since July 2015); Mercer (financial service provider), Chief Risk and Compliance Officer, North America and Latin America (until June 2015)

James O. Yost (k) (age 59)	Treasurer	September 1990	133	Massachusetts Financial Services Company, Senior Vice President

(h)

Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(k)

“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee (other than Messrs. Jones and Kilman) has been elected by shareholders and each Trustee and Officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Messrs. Jones and Kilman became Trustees of the Funds on January 1, 2019. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board’s retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).

Messrs. Buller, Kilman and Otis and Ms. Roepke are members of the Trust’s Audit Committee.

Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.

The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	Custodian State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900

Distributor MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116

Portfolio Manager(s) Nevin Chitkara Pilar Gomez-Bravo Steven Gorham Andy Li Vipin Narula Ben Nastou Henry Peabody Robert Persons Jonathan Sage Natalie Shapiro Robert Spector Erik Weisman

MFS Global Tactical Allocation Portfolio

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

MFS Global Tactical Allocation Portfolio

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2019 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Senior Officer, a senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2018 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Broadridge performance universe”), (ii) information provided by Broadridge on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Broadridge as well as all other funds in the same investment classification/category (the “Broadridge expense group and universe”), (iii) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the Broadridge performance universe over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Broadridge performance universe over the five-year period ended December 31, 2018, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Initial Class shares was in the 3rd quintile relative to the other funds in the universe for this five-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Initial Class shares was in the 5th quintile for the one-year period and the 2nd quintile for the three-year period ended December 31, 2018 relative to the Broadridge performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

MFS Global Tactical Allocation Portfolio

Board Review of Investment Advisory Agreement – continued

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets and the advisory fee and total expense ratios of the Broadridge expense group based on information provided by Broadridge. The Trustees considered that MFS currently observes an expense limitation for the Fund, which may not be changed without the Trustees’ approval. The Trustees also considered that, according to the data provided by Broadridge (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate was approximately at the Broadridge expense group median and the Fund’s total expense ratio was higher than the Broadridge expense group median.

The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund, if any. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.

The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to contractual breakpoints that reduce the Fund’s advisory fee rate on average daily net assets over $300 million and $2.5 billion. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the breakpoints and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the MFS Funds. The Trustees also considered that, effective January 3, 2018, MFS had discontinued its historic practice of obtaining investment research from portfolio brokerage commissions paid by certain MFS Funds and would thereafter directly pay for or voluntarily reimburse a Fund, if applicable, for the costs of external research acquired through the use of the Fund’s portfolio brokerage commissions.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2019.

MFS Global Tactical Allocation Portfolio

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at http://www.sec.gov. A shareholder can obtain the portfolio holdings report for the first and third quarters of the fund’s fiscal year at mfs.com/vit2 by choosing the fund’s name and then selecting the “Resources” tab and clicking on “Prospectus and Reports”.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available at https://www.mfs.com/en-us/what-we-do/announcements.html or at mfs.com/vit2 by choosing the fund’s name.

INFORMATION ABOUT FUND CONTRACTS AND LEGAL CLAIMS

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

FEDERAL TAX INFORMATION (unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates $15,285,000 as capital gain dividends paid during the fiscal year.

For corporate shareholders, 18.04% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

rev. 3/16

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•  Social Security number and account balances

•  Account transactions and transaction history

•  Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

•  open an account or provide account information

•  direct us to buy securities or direct us to sell your securities

•  make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•  sharing for affiliates’ everyday business purposes – information about your creditworthiness

•  affiliates from using your information to market to you

•  sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

•  MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

Annual Report

December 31, 2019

MFS® Government Securities Portfolio

MFS® Variable Insurance Trust II

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, the insurance company that offers your contract may determine that it will no longer send you paper copies of the fund’s annual and semiannual shareholder reports unless you specifically request paper copies from the insurance company or from your financial intermediary. Instead, the shareholder reports will be made available on a Web site (insurancefunds.mfs.com or other Web site of which you will be notified), and the insurance company will notify you by mail each time a report is posted and provide you with a Web site link to access the report. Instructions for requesting paper copies will be provided by your insurance company or financial intermediary.

If you already elected to receive shareholder reports by email, you will not be affected by this change and you need not take any action. If your insurance company or financial intermediary offers electronic delivery, you may elect to receive shareholder reports and other communications from the insurance company or financial intermediary by email by following the instructions provided by the insurance company or financial intermediary.

Beginning on January 1, 2019, you may elect to receive all future reports in paper free of charge from the insurance company or financial intermediary. You can inform the insurance company or financial intermediary that you wish to continue receiving paper copies of your shareholder reports by contacting your insurance company or financial intermediary. Your election to receive reports in paper will apply to all funds held in your account with your insurance company or financial intermediary.

GSS-ANN

MFS® Government Securities Portfolio

The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK OR CREDIT UNION GUARANTEE • NOT A DEPOSIT • NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS Government Securities Portfolio

LETTER FROM THE EXECUTIVE CHAIR

Dear Contract Owners:

Slowing global growth, low inflation, and trade friction between the United States and China have been hallmarks of the past 12 months. After experiencing an uptick in market volatility in late 2018, markets steadied for most of 2019, thanks in large measure to the adoption of a dovish policy stance on the part of global central banks, focused on supporting economic growth. Negotiations aimed at a “phase one” trade deal between the U.S. and China bore fruit at the end of the period, boosting investor sentiment, while signs of stability emerging from the global manufacturing sector also lifted spirits. Uncertainty over Brexit, along with the ripple effects from the trade conflict, hampered business confidence and investment in the United Kingdom and Europe for much of the period, though investors expect greater clarity regarding Brexit as a result of December’s general election. The pro-Brexit Conservative Party won the election by a comfortable margin and set the stage for the U.K.’s departure from the EU at the end of January.

Markets expect the longest economic expansion in U.S. history will continue, albeit at a slower pace, as trade tensions recede. In an effort to prolong the expansion, the U.S. Federal Reserve lowered interest rates three times between July and October and the European Central Bank loosened policy in September. While the global monetary policy backdrop remains quite accommodative, signs of easing trade tensions and fading global recession fears led to improved market sentiment in late 2019 as investors grew less risk averse. In early 2020, an outbreak of coronavirus emanating from China reintroduced global growth fears, causing an uptick in volatility.

Here at MFS®, we aim to help our clients navigate the growing complexity of the markets and world economies. Our long-term investment philosophy and commitment to the responsible allocation of capital allow us to tune out the noise and uncover what we believe are the best, most durable investment opportunities in the market. Through our powerful global investment platform, we combine collective expertise, thoughtful risk management and long-term discipline to create sustainable value for investors.

Respectfully,

Robert J. Manning

Executive Chair

MFS Investment Management

February 14, 2020

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

1

MFS Government Securities Portfolio

PORTFOLIO COMPOSITION

Portfolio structure (i)

Fixed income sectors (i)
Mortgage-Backed Securities	57.5%
U.S. Treasury Securities	23.1%
U.S. Government Agencies	8.7%
Commercial Mortgage-Backed Securities	3.2%
Investment Grade Corporates	2.4%
Collateralized Debt Obligations	1.9%
Municipal Bonds	1.7%
Asset-Backed Securities	0.8%
Non-U.S. Government Bonds	0.3%

Composition including fixed income credit quality (a)(i)
AAA	5.2%
AA	1.6%
A	2.3%
BBB	1.2%
U.S. Government	23.7%
Federal Agencies	66.2%
Not Rated	(0.6)%
Cash & Cash Equivalents	(0.2)%
Other	0.6%

Portfolio facts (i)
Average Duration (d)	5.1
Average Effective Maturity (m)	7.0 yrs.

(a)	For all securities other than those specifically described below, ratings are assigned to underlying securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). Securities rated BBB or higher are considered investment grade. All ratings are subject to change. U.S. Government includes securities issued by the U.S. Department of the Treasury. Federal Agencies includes rated and unrated U.S. Agency fixed-income securities, U.S. Agency mortgage-backed securities, and collateralized mortgage obligations of U.S. Agency mortgage-backed securities. Not Rated includes fixed income securities and fixed income derivatives, which have not been rated by any rating agency. The fund may or may not have held all of these instruments on this date. The fund is not rated by these agencies.
(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value due to the interest rate move.
(i)	For purposes of this presentation, the components include the value of securities, and reflect the impact of the equivalent exposure of derivative positions, if any. These amounts may be negative from time to time. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than value. The bond component will include any accrued interest amounts.
(m)	In determining each instrument’s effective maturity for purposes of calculating the fund’s dollar-weighted average effective maturity, MFS uses the instrument’s stated maturity or, if applicable, an earlier date on which MFS believes it is probable that a maturity-shortening device (such as a put, pre-refunding or prepayment) will cause the instrument to be repaid. Such an earlier date can be substantially shorter than the instrument’s stated maturity.

Where	the fund holds convertible bonds, they are treated as part of the equity portion of the portfolio.

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

From time to time Cash & Cash Equivalents may be negative due to timing of cash receipts and disbursements.

Other includes equivalent exposure from currency derivatives and/or any offsets to derivative positions.

Percentages are based on net assets as of December 31, 2019.

The portfolio is actively managed and current holdings may be different.

2

MFS Government Securities Portfolio

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended December 31, 2019, Initial Class shares of the MFS Government Securities Portfolio (fund) provided a total return of 6.53%, while Service Class shares of the fund provided a total return of 6.35%. These compare with a return of 6.63% over the same period for the fund’s benchmark, the Bloomberg Barclays U.S. Government/Mortgage Bond Index.

Market Environment

Fading fears of a near-term global recession, the announcement of a partial trade deal between the United States and China and the decline in uncertainty over Brexit helped bolster market sentiment late in the period. Changes in market sentiment, largely driven by uncertainty over the outcome of trade negotiations between the US and China, had contributed to periodic bouts of volatility during the reporting period. The global economy decelerated, led by weakness in China and Europe, although the pace of the slowdown moderated late in the period amid nascent signs of stabilization in the manufacturing sector.

The deteriorating global growth backdrop, along with declining inflationary pressures, prompted the US Federal Reserve to adopt a more dovish posture beginning in early 2019, resulting in the first interest rate cut in over a decade at the end of July, followed by additional cuts in September and October. The Fed’s actions led to a sharp decline in long-term interest rates during the period’s second half, causing the inversion of portions of the US Treasury yield curve for a time. Amid an improvement in risk sentiment in Q4 2019 and indications of a bottoming in growth and a potential upturn in activity, the Fed indicated in October that further rate cuts were unlikely unless the outlook for the economy materially worsened.

Globally, central banks have tilted more dovish as well, with the European Central Bank unveiling a package of easing measures, which included putting overnight rates deeper into negative territory, restarting its bond-buying program and lengthening the term of cheap loans to banks to three years from two. The central banks of India and Australia are among those that have cut rates several times in recent months, although China has been more cautious in increasing liquidity as it keeps trying to deleverage its economy, cutting rates only marginally.

Emerging markets experienced considerable volatility through the end of 2018, as tighter global financial conditions exposed structural weakness in some countries. Those conditions improved in 2019 as the Fed became more dovish. Notwithstanding the periodic headwinds on market sentiment from significant trade friction between the US and China over much of the year, emerging market hard currency debt and local rates benefited from relatively cheap valuations at the beginning of the period and easier global monetary conditions. These factors, plus the fading of certain global risk factors mentioned above, hastened spread tightening in the latter part of the period. At the same time, idiosyncratic risks spiked in some countries (e.g., Argentina and Lebanon), contributing to increased dispersion in performance among sovereign assets.

Factors Affecting Performance

Relative to the Bloomberg Barclays U.S. Government/Mortgage Bond Index, the fund’s security selection within both the treasury and government-related agencies sectors detracted from performance. The fund’s out-of-benchmark exposure to both the collateralized mortgage obligation (CMO) and asset-backed security (ABS) sectors also weakened relative returns.

On the positive side, the fund’s out-of-benchmark exposure to both the commercial mortgage-backed securities (CMBS) and industrials sectors, and its lesser relative exposure to the treasury sector, contributed to relative performance. Additionally, security selection within the mortgage-backed securities (MBS) sector further benefited relative results.

Respectfully,

Portfolio Manager(s)

Geoffrey Schechter and Jake Stone

The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

3

MFS Government Securities Portfolio

PERFORMANCE SUMMARY THROUGH 12/31/19

The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.

Growth of a Hypothetical $10,000 Investment

Total Returns through 12/31/19

Average annual total returns

Share Class	Class Inception Date	1-yr	5-yr	10-yr
Initial Class	6/12/85	6.53%	2.12%	2.73%
Service Class	8/24/01	6.35%	1.87%	2.47%

Comparative benchmark(s)
Bloomberg Barclays U.S. Government/Mortgage Bond Index (f)		6.63%	2.45%	3.07%

(f)	Source: FactSet Research Systems Inc.

Benchmark Definition(s)

Bloomberg Barclays U.S. Government/Mortgage Bond Index – measures debt issued by the U.S. Government, and its agencies, as well as mortgage-backed pass-through securities of Ginnie Mae (GNMA), Fannie Mae (FNMA), and Freddie Mac (FHLMC). BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). BARCLAYS® is a trademark and service mark of Barclays Bank Plc (collectively with its affiliates, “Barclays”), used under license. Bloomberg or Bloomberg’s licensors, including Barclays, own all proprietary rights in the Bloomberg Barclays Indices. Neither Bloomberg nor Barclays approves or endorses this material, or guarantees the accuracy or completeness of any information herein, or makes any warranty, express or implied, as to the results to be obtained therefrom, and, to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

4

MFS Government Securities Portfolio

Performance Summary – continued

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

5

MFS Government Securities Portfolio

EXPENSE TABLE

Fund Expenses Borne by the Contract Holders during the Period,

July 1, 2019 through December 31, 2019

As a contract holder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2019 through December 31, 2019.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight the fund’s ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/19	Ending Account Value 12/31/19	Expenses Paid During Period (p) 7/01/19-12/31/19
Initial Class	Actual	0.58%	$1,000.00	$1,015.51	$2.95
	Hypothetical (h)	0.58%	$1,000.00	$1,022.28	$2.96
Service Class	Actual	0.83%	$1,000.00	$1,014.30	$4.21
	Hypothetical (h)	0.83%	$1,000.00	$1,021.02	$4.23

(h)	5% class return per year before expenses.

(p)

“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

6

MFS Government Securities Portfolio

PORTFOLIO OF INVESTMENTS – 12/31/19

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)
BONDS – 99.7%
Asset-Backed & Securitized – 5.9%
ALM Loan Funding, CLO, 2015-12A, “A1R2”, FLR, 2.89% (LIBOR - 3mo. + 0.89%), 4/16/2027 (n)	$862,321	$861,996
Cantor Commercial Real Estate, 2019-CF3, “A4”, 3.005%, 1/15/2053	1,120,000	1,147,173
Chesapeake Funding II LLC, 2018-1A, “A1”, 3.04%, 4/15/2030 (n)	746,062	754,413
Chesapeake Funding II LLC, 2018-3A, “A1”, 3.39%, 1/15/2031 (n)	1,425,949	1,449,452
Citigroup Commercial Mortgage Trust, 2019-C7, “A4”, 3.102%, 12/15/2072	403,746	417,126
Citigroup Commercial Mortgage Trust, 2019-XA, “C7”, 1.009%, 12/15/2072 (i)(n)	3,240,000	227,112
Commercial Mortgage Pass-Through Certificates, 2019-BN24, “A3”, 2.96%, 11/15/2062	868,184	889,317
Commercial Mortgage Trust, 2015-DC1, “A5”, 3.35%, 2/10/2048	1,536,000	1,598,946
Commercial Mortgage Trust, 2017-COR2, “A3”, 3.51%, 9/10/2050	1,414,455	1,497,537
CSAIL Commercial Mortgage Trust, 2015-C2, “A4”, 3.504%, 6/15/2057	144,366	150,865
DLL Securitization Trust, 2019-DA1, “A2”, 2.79%, 11/22/2021 (n)	1,421,313	1,425,778
Dryden Senior Loan Fund, 2018-55A, “A1”, CLO, FLR, 3.02% (LIBOR - 3mo. + 1.02%), 4/15/2031 (n)	1,537,212	1,526,470
GS Mortgage Securities Trust, 2015-GC30, “A4”, 3.382%, 5/10/2050	1,965,000	2,055,312
GS Mortgage Securities Trust, 2015-GC32, “A2”, 3.062%, 7/10/2048	1,180,000	1,181,835
Loomis, Sayles & Co., CLO, “A2”, FLR, 3.4% (LIBOR - 3mo. + 1.4%), 4/15/2028 (n)	1,489,774	1,479,784
Madison Park Funding Ltd., 2014-13A, “BR2”, FLR, 3.465% (LIBOR - 3mo. + 1.5%), 4/19/2030 (n)	1,572,067	1,555,944
Morgan Stanley Bank of America Merrill Lynch Trust, 2017-C34, “A4”, 3.536%, 11/15/2052	415,862	442,769
Morgan Stanley Capital I Trust, 2018-H4, “XA”, 0.864%, 12/15/2051 (i)	6,251,230	393,465
Neuberger Berman CLO Ltd., FLR, 2.8% (LIBOR - 3mo. + 0.8%), 1/15/2028 (n)	540,000	539,630
Symphony CLO Ltd., 2016-17A, “BR”, FLR, 3.2% (LIBOR - 3mo. + 1.2%), 4/15/2028 (n)	1,332,260	1,334,376
TICP CLO Ltd., 2018-13R, “A”, FLR, 2.805% (LIBOR - 3mo. + 0.8%), 4/20/2028 (n)	1,261,352	1,254,980
UBS Commercial Mortgage Trust, 2017-C1, “A4”, 3.544%, 11/15/2050	1,521,000	1,617,135

Issuer	Shares/Par	Value ($)
BONDS – continued
Asset-Backed & Securitized – continued
Wells Fargo Commercial Mortgage Trust, 2015-C28, “A4”, 3.54%, 5/15/2048	$1,937,516	$2,044,562
Wells Fargo Commercial Mortgage Trust, 2015-NXS1, “A5”, 3.148%, 5/15/2048	918,829	951,927
Wells Fargo Commercial Mortgage Trust, 2018-C48, “XA”, 0.953%, 1/15/2052 (i)(n)	3,735,305	260,577

		$27,058,481

Automotive – 0.2%
Volkswagen Group of America Co., 2.7%, 9/26/2022 (n)	$801,000	$809,724

Chemicals – 0.2%
Sherwin Williams Co., 2.75%, 6/01/2022	$753,000	$765,833

Consumer Products – 0.3%
Reckitt Benckiser Treasury Services PLC, 2.75%, 6/26/2024 (n)	$1,311,000	$1,336,056

Consumer Services – 0.1%
Conservation Fund, 3.474%, 12/15/2029	$563,000	$560,476

Major Banks – 0.1%
UBS Group Funding (Switzerland) AG, 3.491%, 5/23/2023 (n)	$565,000	$581,195

Medical & Health Technology & Services – 0.7%
CommonSpirit Health, 2.76%, 10/01/2024	$898,000	$905,521
Montefiore Obligated Group, 5.246%, 11/01/2048	2,012,000	2,327,158

		$3,232,679

Mortgage-Backed – 57.3%
Fannie Mae, 4.5%, 7/01/2020 - 6/01/2044	$13,170,331	$14,274,864
Fannie Mae, 4.14%, 8/01/2020	402,365	402,973
Fannie Mae, 5%, 12/01/2020 - 3/01/2041	4,321,751	4,747,001
Fannie Mae, 6%, 2/01/2021 - 7/01/2037	729,061	823,861
Fannie Mae, 2.56%, 10/01/2021	222,141	223,690
Fannie Mae, 2.67%, 3/01/2022	424,555	430,197
Fannie Mae, 5.5%, 5/01/2022 - 3/01/2038	6,732,498	7,553,053
Fannie Mae, 2.152%, 1/25/2023	1,457,768	1,458,275
Fannie Mae, 2.73%, 4/01/2023	481,123	490,188
Fannie Mae, 2.41%, 5/01/2023	607,227	612,874
Fannie Mae, 2.55%, 5/01/2023	522,194	529,318
Fannie Mae, 2.59%, 5/01/2023	333,433	338,406
Fannie Mae, 3.5%, 5/25/2025 - 1/01/2047	22,938,736	23,975,921
Fannie Mae, 2.28%, 11/01/2026	256,929	256,096
Fannie Mae, 2.672%, 12/25/2026	1,032,000	1,049,841
Fannie Mae, 3.146%, 3/25/2028	1,276,000	1,333,988
Fannie Mae, 4%, 3/25/2028 - 2/01/2045	27,341,773	29,251,544
Fannie Mae, 3%, 11/01/2028 - 5/25/2053	17,979,935	18,469,289
Fannie Mae, 6.5%, 9/01/2031 - 10/01/2037	644,815	723,690
Fannie Mae, 3.5%, 12/25/2031 (i)	113,624	10,604
Fannie Mae, 3%, 2/25/2033 (i)	627,170	73,976
Fannie Mae, 2%, 10/25/2040 - 4/25/2046	1,588,326	1,575,138
Fannie Mae, 1.75%, 10/25/2041	1,870,921	1,844,131

7

MFS Government Securities Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
BONDS – continued
Mortgage-Backed – continued
Fannie Mae, TBA, 2.5%, 1/16/2035 - 2/18/2035	$2,200,000	$2,218,389
Fannie Mae, TBA, 3%, 1/16/2035 - 1/25/2050	7,495,279	7,632,643
Fannie Mae, TBA, 3.5%, 1/16/2035	3,075,000	3,186,845
Freddie Mac, 4.251%, 1/25/2020	91,157	91,002
Freddie Mac, 2.313%, 3/25/2020	617,698	616,913
Freddie Mac, 4.224%, 3/25/2020	1,100,490	1,100,067
Freddie Mac, 5%, 4/01/2020 - 6/01/2040	1,114,539	1,223,486
Freddie Mac, 3.808%, 8/25/2020	966,974	971,929
Freddie Mac, 3.034%, 10/25/2020	1,289,289	1,294,741
Freddie Mac, 6%, 5/01/2021 - 10/01/2038	2,037,133	2,289,765
Freddie Mac, 5.5%, 5/01/2022 - 6/01/2041	1,503,692	1,688,581
Freddie Mac, 4.5%, 11/01/2022 - 5/01/2042	2,309,087	2,500,025
Freddie Mac, 2.51%, 11/25/2022	2,326,000	2,357,137
Freddie Mac, 3.32%, 2/25/2023	1,993,000	2,066,314
Freddie Mac, 3.25%, 4/25/2023	3,500,000	3,623,009
Freddie Mac, 3.3%, 4/25/2023	1,997,044	2,074,116
Freddie Mac, 3.06%, 7/25/2023	1,286,000	1,327,795
Freddie Mac, 0.879%, 4/25/2024 (i)	16,492,239	496,621
Freddie Mac, 0.606%, 7/25/2024 (i)	17,521,347	418,662
Freddie Mac, 3.064%, 8/25/2024	1,703,107	1,766,339
Freddie Mac, 2.67%, 12/25/2024	3,924,000	4,018,562
Freddie Mac, 2.811%, 1/25/2025	3,025,000	3,115,027
Freddie Mac, 3.329%, 5/25/2025	3,082,000	3,255,135
Freddie Mac, 4%, 7/01/2025 - 4/01/2044	2,124,317	2,250,087
Freddie Mac, 3.01%, 7/25/2025	904,000	940,988
Freddie Mac, 3.5%, 1/15/2027 - 10/25/2058	30,393,494	31,828,939
Freddie Mac, 0.577%, 7/25/2027 (i)	29,938,883	1,165,979
Freddie Mac, 0.434%, 8/25/2027 (i)	25,010,961	736,845
Freddie Mac, 3.187%, 9/25/2027	3,000,000	3,168,233
Freddie Mac, 0.29%, 1/25/2028 (i)	42,752,096	990,788
Freddie Mac, 0.302%, 1/25/2028 (i)	17,605,160	417,728
Freddie Mac, 0.134%, 2/25/2028 (i)	49,831,305	607,568
Freddie Mac, 2.5%, 3/15/2028 - 11/01/2031	415,005	420,671
Freddie Mac, 0.119%, 4/25/2028 (i)	32,018,317	365,223
Freddie Mac, 3%, 6/15/2028 - 2/25/2059	22,054,670	22,670,266
Freddie Mac, 3.926%, 7/25/2028	1,854,000	2,052,921
Freddie Mac, 4.06%, 10/25/2028	1,788,000	1,998,032
Freddie Mac, 1.089%, 7/25/2029 (i)	4,436,228	394,985
Freddie Mac, 1.27%, 8/25/2029 (i)	7,726,925	716,145
Freddie Mac, 0.756%, 11/25/2029 (i)	17,080,000	929,427
Freddie Mac, 6.5%, 8/01/2032 - 5/01/2037	390,098	439,391
Freddie Mac, 5.5%, 2/15/2036 (i)	165,404	32,412
Freddie Mac, 4.5%, 12/15/2040 (i)	84,339	7,943
Ginnie Mae, 2.5%, 7/20/2032 - 6/20/2042	620,000	611,430
Ginnie Mae, 5.5%, 7/15/2033 - 1/20/2042	1,362,412	1,524,040
Ginnie Mae, 4%, 5/16/2039 - 10/20/2049	4,763,093	4,977,549
Ginnie Mae, 4.5%, 8/15/2039 - 9/20/2041	3,665,969	3,994,719
Ginnie Mae, 3.5%, 10/20/2041 (i)	288,460	29,401
Ginnie Mae, 3.5%, 12/15/2041 - 6/20/2043	4,625,125	4,878,490
Ginnie Mae, 4%, 8/16/2042 (i)	308,519	50,165

Issuer	Shares/Par	Value ($)
BONDS – continued
Mortgage-Backed – continued
Ginnie Mae, 3%, 4/20/2045 - 2/20/2048	$9,440,036	$9,724,394
Ginnie Mae, 5.87%, 4/20/2058	17,709	19,935
Ginnie Mae, 0.66%, 2/16/2059 (i)	2,204,114	124,803
Ginnie Mae, TBA, 4%, 1/15/2050	1,475,000	1,526,592
Ginnie Mae, TBA, 3%, 1/21/2050 - 3/23/2050	3,450,000	3,539,656
Ginnie Mae, TBA, 3.5%, 1/21/2050	2,250,000	2,318,482

		$265,236,248

Municipals – 1.6%
Michigan Finance Authority Hospital Rev. (Trinity Health Credit Group), 3.384%, 12/01/2040	$825,000	$823,152
New Jersey Economic Development Authority State Pension Funding Rev., Capital Appreciation, “B”, 0%, 2/15/2023	4,114,000	3,813,637
Philadelphia, PA, School District, “A”, 5.995%, 9/01/2030	960,000	1,201,277
University of California Rev. (Build America Bonds), 5.77%, 5/15/2043	1,345,000	1,782,555

		$7,620,621

Other Banks & Diversified Financials – 0.2%
ING Groep N.V., 3.15%, 3/29/2022	$800,000	$817,822

Supranational – 0.3%
Inter-American Development Bank, 4.375%, 1/24/2044	$1,093,000	$1,437,743

Tobacco – 0.3%
B.A.T Capital Corp., 2.764%, 8/15/2022	$1,283,000	$1,301,272

U.S. Government Agencies and Equivalents – 8.7%
AID-Tunisia, 2.452%, 7/24/2021	$1,444,000	$1,441,080
AID-Ukraine, 1.847%, 5/29/2020	1,135,000	1,136,135
Federal Home Loan Bank, 2.375%, 3/30/2020	5,500,000	5,510,488
Federal Home Loan Bank, 2.625%, 12/10/2021	4,800,000	4,889,155
Federal Home Loan Bank, 3%, 12/10/2021	20,500,000	21,038,220
Private Export Funding Corp., 2.25%, 3/15/2020	594,000	594,614
Private Export Funding Corp., 2.3%, 9/15/2020	770,000	773,620
Small Business Administration, 6.35%, 4/01/2021	17,581	17,807
Small Business Administration, 6.34%, 5/01/2021	26,704	27,163
Small Business Administration, 6.44%, 6/01/2021	37,850	38,705
Small Business Administration, 6.625%, 7/01/2021	60,426	61,262
Small Business Administration, 6.07%, 3/01/2022	43,510	44,301
Small Business Administration, 4.98%, 11/01/2023	73,240	76,448
Small Business Administration, 4.77%, 4/01/2024	179,188	185,550

8

MFS Government Securities Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
BONDS – continued
U.S. Government Agencies and Equivalents – continued
Small Business Administration, 5.52%, 6/01/2024	$75,001	$78,877
Small Business Administration, 4.99%, 9/01/2024	14,993	15,567
Small Business Administration, 5.11%, 4/01/2025	117,680	122,832
Small Business Administration, 2.21%, 2/01/2033	728,729	721,189
Small Business Administration, 2.22%, 3/01/2033	1,209,888	1,198,555
Small Business Administration, 3.15%, 7/01/2033	1,197,166	1,228,565
Small Business Administration, 3.16%, 8/01/2033	622,375	639,044
Small Business Administration, 3.62%, 9/01/2033	414,579	434,216

		$40,273,393

U.S. Treasury Obligations – 23.5%
U.S. Treasury Bonds, 7.875%, 2/15/2021	$177,000	$189,058
U.S. Treasury Bonds, 6.25%, 8/15/2023	2,891,000	3,356,404
U.S. Treasury Bonds, 6%, 2/15/2026	2,699,000	3,357,507
U.S. Treasury Bonds, 6.75%, 8/15/2026	1,862,000	2,436,506
U.S. Treasury Bonds, 6.375%, 8/15/2027	326,000	430,954
U.S. Treasury Bonds, 4.5%, 8/15/2039	1,287,500	1,745,336
U.S. Treasury Bonds, 3.125%, 2/15/2043	8,176,700	9,261,951
U.S. Treasury Bonds, 2.875%, 5/15/2043	13,519,500	14,710,579

Issuer	Shares/Par	Value ($)
BONDS – continued
U.S. Treasury Obligations – continued
U.S. Treasury Bonds, 2.5%, 2/15/2045	$21,059,000	$21,460,149
U.S. Treasury Bonds, 2.875%, 11/15/2046	2,917,000	3,195,865
U.S. Treasury Notes, 2.375%, 3/15/2021	3,744,000	3,776,146
U.S. Treasury Notes, 1.75%, 5/15/2022	6,594,000	6,615,505
U.S. Treasury Notes, 2.5%, 8/15/2023 (f)	13,918,000	14,324,770
U.S. Treasury Notes, 2.5%, 5/15/2024	5,385,000	5,567,184
U.S. Treasury Notes, 2.875%, 7/31/2025	5,161,000	5,467,345
U.S. Treasury Notes, 2%, 8/15/2025	438,000	443,537
U.S. Treasury Notes, 2.625%, 12/31/2025	2,800,000	2,933,482
U.S. Treasury Notes, 2%, 11/15/2026	2,982,000	3,013,003
U.S. Treasury Notes, 2.875%, 5/15/2028	6,000,000	6,453,917

		$108,739,198

Utilities – Electric Power – 0.3%
Enel Finance International N.V., 2.875%, 5/25/2022 (n)	$1,518,000	$1,536,894

Total Bonds (Identified Cost, $446,038,292)		$461,307,635

INVESTMENT COMPANIES (h) – 1.3%
Money Market Funds – 1.3%
MFS Institutional Money Market Portfolio, 1.7% (v) (Identified Cost, $6,152,047)	6,152,047	$6,152,047

OTHER ASSETS, LESS LIABILITIES – (1.0)%		(4,844,559)

NET ASSETS – 100.0%		$462,615,123

(f)	All or a portion of the security has been segregated as collateral for open futures contracts.

(h)	An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund’s investments in affiliated issuers and in unaffiliated issuers were $6,152,047 and $461,307,635, respectively.

(i)	Interest only security for which the fund receives interest on notional principal (Par amount). Par amount shown is the notional principal and does not reflect the cost of the security.

(n)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $16,934,381, representing 3.7% of net assets.

(v)	Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

CLO	Collateralized Loan Obligation

FLR	Floating Rate. Interest rate resets periodically based on the parenthetically disclosed reference rate plus a spread (if any). The period-end rate reported may not be the current rate. All reference rates are USD unless otherwise noted.

LIBOR	London Interbank Offered Rate

TBA	To Be Announced

Abbreviations indicate amounts shown in currencies other than the U.S. dollar. All amounts are stated in U.S. dollars unless otherwise indicated. A list of abbreviations is shown below:

JPY	Japanese Yen

Derivative Contracts at 12/31/19

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
Asset Derivatives
USD	13,841,444	JPY	1,500,000,000	State Street Bank Corp.	1/06/2020	$36,280

9

MFS Government Securities Portfolio

Portfolio of Investments – continued

Futures Contracts

Description	Long/ Short	Currency	Contracts	Notional Amount	Expiration Date	Value/ Unrealized Appreciation (Depreciation)
Asset Derivatives
Interest Rate Futures
U.S. Treasury Bond	Short	USD	52	$8,107,125	March - 2020	$210,347
U.S. Treasury Note 5 yr	Short	USD	65	7,709,609	March - 2020	32,397

						$242,744

Liability Derivatives
Interest Rate Futures
U.S. Treasury Note 10 yr	Long	USD	30	$3,852,656	March - 2020	$(30,703)
U.S. Treasury Note 2 yr	Long	USD	21	4,525,500	March - 2020	(3,706)
U.S. Treasury Ultra Note 10 yr	Long	USD	33	4,643,203	March - 2020	(67,914)

						$(102,323)

At December 31, 2019, the fund had liquid securities with an aggregate value of $129,683 to cover any collateral or margin obligations for certain derivative contracts.

See Notes to Financial Statements

10

MFS Government Securities Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF ASSETS AND LIABILITIES

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

At 12/31/19

Assets
Investments in unaffiliated issuers, at value (identified cost, $446,038,292)	$461,307,635
Investments in affiliated issuers, at value (identified cost, $6,152,047)	6,152,047
Foreign currency, at value (identified cost, $13,808,976)	13,805,163
Receivables for
Forward foreign currency exchange contracts	36,280
Net daily variation margin on open futures contracts	11,415
Investments sold on an extended settlement basis	4,416,579
Interest	2,039,860
Other assets	2,559
Total assets	$487,771,538

Liabilities
Payables for
Investments purchased on an extended settlement basis	$24,865,645
Fund shares reacquired	181,235
Payable to affiliates
Investment adviser	18,637
Administrative services fee	377
Shareholder servicing costs	14
Distribution and/or service fees	2,255
Payable for independent Trustees’ compensation	61
Accrued expenses and other liabilities	88,191
Total liabilities	$25,156,415
Net assets	$462,615,123

Net assets consist of
Paid-in capital	$466,028,719
Total distributable earnings (loss)	(3,413,596)
Net assets	$462,615,123
Shares of beneficial interest outstanding	37,230,661

	Net assets	Shares outstanding	Net asset value per share
Initial Class	$298,414,095	23,966,381	$12.45
Service Class	164,201,028	13,264,280	12.38

See Notes to Financial Statements

11

MFS Government Securities Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF OPERATIONS

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Year ended 12/31/19

Net investment income (loss)
Income
Interest	$14,579,149
Dividends from affiliated issuers	140,720
Other	3,275
Total investment income	$14,723,144
Expenses
Management fee	$2,606,824
Distribution and/or service fees	422,571
Shareholder servicing costs	4,159
Administrative services fee	74,494
Independent Trustees’ compensation	10,613
Custodian fee	26,817
Shareholder communications	28,606
Audit and tax fees	63,725
Legal fees	4,037
Miscellaneous	40,139
Total expenses	$3,281,985
Reduction of expenses by investment adviser	(104,966)
Net expenses	$3,177,019
Net investment income (loss)	$11,546,125

Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers	$436,279
Affiliated issuers	(1,024)
Futures contracts	(1,134,538)
Forward foreign currency exchange contracts	3,697
Net realized gain (loss)	$(695,586)
Change in unrealized appreciation or depreciation
Unaffiliated issuers	$18,939,693
Futures contracts	263,076
Forward foreign currency exchange contracts	36,280
Translation of assets and liabilities in foreign currencies	(3,813)
Net unrealized gain (loss)	$19,235,236
Net realized and unrealized gain (loss)	$18,539,650
Change in net assets from operations	$30,085,775

See Notes to Financial Statements

12

MFS Government Securities Portfolio

FINANCIAL STATEMENTS  |  STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Year ended
	12/31/19	12/31/18
Change in net assets

From operations
Net investment income (loss)	$11,546,125	$12,522,612
Net realized gain (loss)	(695,586)	(2,245,384)
Net unrealized gain (loss)	19,235,236	(9,703,493)
Change in net assets from operations	$30,085,775	$573,735
Total distributions to shareholders	$(13,609,001)	$(16,541,275)
Change in net assets from fund share transactions	$(36,187,602)	$(78,202,132)
Total change in net assets	$(19,710,828)	$(94,169,672)

Net assets
At beginning of period	482,325,951	576,495,623
At end of period	$462,615,123	$482,325,951

See Notes to Financial Statements

13

MFS Government Securities Portfolio

FINANCIAL STATEMENTS  |  FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Initial Class	Year ended

	12/31/19	12/31/18	12/31/17	12/31/16		12/31/15

Net asset value, beginning of period	$12.04	$12.39	$12.51	$12.72		$13.02

Income (loss) from investment operations
Net investment income (loss) (d)	$0.31	$0.30	$0.31	$0.31	(c)	$0.27
Net realized and unrealized gain (loss)	0.48	(0.25)	(0.03)	(0.17)		(0.21)
Total from investment operations	$0.79	$0.05	$0.28	$0.14		$0.06

Less distributions declared to shareholders
From net investment income	$(0.38)	$(0.40)	$(0.40)	$(0.35)		$(0.36)
Net asset value, end of period (x)	$12.45	$12.04	$12.39	$12.51		$12.72
Total return (%) (k)(r)(s)(x)	6.53	0.47	2.22	1.04	(c)	0.47

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.60	0.60	0.60	0.57	(c)	0.60
Expenses after expense reductions (f)	0.58	0.59	0.60	0.56	(c)	0.59
Net investment income (loss)	2.53	2.45	2.45	2.40	(c)	2.09
Portfolio turnover	47	35	24	48		81
Net assets at end of period (000 omitted)	$298,414	$310,387	$364,445	$388,457		$424,025

Service Class	Year ended

	12/31/19	12/31/18	12/31/17	12/31/16		12/31/15

Net asset value, beginning of period	$11.96	$12.31	$12.42	$12.64		$12.93

Income (loss) from investment operations
Net investment income (loss) (d)	$0.28	$0.26	$0.27	$0.28	(c)	$0.24
Net realized and unrealized gain (loss)	0.48	(0.24)	(0.02)	(0.18)		(0.21)
Total from investment operations	$0.76	$0.02	$0.25	$0.10		$0.03

Less distributions declared to shareholders
From net investment income	$(0.34)	$(0.37)	$(0.36)	$(0.32)		$(0.32)
Net asset value, end of period (x)	$12.38	$11.96	$12.31	$12.42		$12.64
Total return (%) (k)(r)(s)(x)	6.35	0.17	2.03	0.68	(c)	0.26

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.85	0.85	0.85	0.82	(c)	0.85
Expenses after expense reductions (f)	0.83	0.84	0.85	0.81	(c)	0.84
Net investment income (loss)	2.27	2.20	2.20	2.15	(c)	1.84
Portfolio turnover	47	35	24	48		81
Net assets at end of period (000 omitted)	$164,201	$171,938	$212,050	$236,831		$256,958

See Notes to Financial Statements

14

MFS Government Securities Portfolio

Financial Highlights – continued

(c)	Amount reflects a one-time reimbursement of expenses by the custodian (or former custodian) without which net investment income and performance would be lower and expenses would be higher.

(d)	Per share data is based on average shares outstanding.

(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.

(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.

(r)	Certain expenses have been reduced without which performance would have been lower.

(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

(x)

The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

15

MFS Government Securities Portfolio

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Government Securities Portfolio (the fund) is a diversified series of MFS Variable Insurance Trust II (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Debt instruments and floating rate loans, including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Debt instruments sold short are generally valued at an evaluated or composite mean as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Futures contracts are generally valued at last posted settlement price on their primary exchange as provided by a third-party pricing service. Futures contracts for which there were no trades that day for a particular position are generally valued at the closing bid quotation on their primary exchange as provided by a third-party pricing service. Forward foreign currency exchange contracts are generally valued at the mean of bid and asked prices for the time period interpolated from rates provided by a third-party pricing service for proximate time periods. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halt of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

16

MFS Government Securities Portfolio

Notes to Financial Statements – continued

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments, such as futures contracts and forward foreign currency exchange contracts. The following is a summary of the levels used as of December 31, 2019 in valuing the fund’s assets or liabilities:

Financial Instruments	Level 1	Level 2	Level 3	Total
U.S. Treasury Bonds & U.S. Government Agencies & Equivalents	$—	$149,012,591	$—	$149,012,591
Non-U.S. Sovereign Debt	—	1,437,743	—	1,437,743
Municipal Bonds	—	7,620,621	—	7,620,621
U.S. Corporate Bonds	—	4,558,988	—	4,558,988
Residential Mortgage-Backed Securities	—	265,236,248	—	265,236,248
Commercial Mortgage-Backed Securities	—	14,875,658	—	14,875,658
Asset-Backed Securities (including CDOs)	—	12,182,823	—	12,182,823
Foreign Bonds	—	6,382,963	—	6,382,963
Mutual Funds	6,152,047	—	—	6,152,047
Total	$6,152,047	$461,307,635	$—	$467,459,682

Other Financial Instruments
Futures Contracts – Assets	$242,744	$—	$—	$242,744
Futures Contracts – Liabilities	(102,323)	—	—	(102,323)
Forward Foreign Currency Exchange Contracts – Assets	—	36,280	—	36,280

For further information regarding security characteristics, see the Portfolio of Investments.

Inflation-Adjusted Debt Securities – The fund invests in inflation-adjusted debt securities issued by the U.S. Treasury. The principal value of these debt securities is adjusted through income according to changes in the Consumer Price Index. These debt securities typically pay a fixed rate of interest, but this fixed rate is applied to the inflation-adjusted principal amount. The principal paid at maturity of the debt security is typically equal to the inflation-adjusted principal amount, or the security’s original par value, whichever is greater. Other types of inflation-adjusted securities may use other methods to adjust for other measures of inflation.

Derivatives – The fund uses derivatives primarily to increase or decrease exposure to a particular market or segment of the market, or security, to increase or decrease interest rate or currency exposure, or as alternatives to direct investments. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.

The derivative instruments used by the fund during the period were futures contracts and forward foreign currency exchange contracts. Depending on the type of derivative, the fund may exit a derivative position by entering into an offsetting transaction with a counterparty or exchange, negotiating an agreement with the derivative counterparty, or novating the position to a third party. The fund may be unable to promptly close out a futures position in instances where the daily fluctuation in the price for that type of future exceeds the daily limit set by the exchange. The fund’s period end derivatives, as presented in the Portfolio of Investments and the associated Derivative Contract tables, generally are indicative of the volume of its derivative activity during the period.

The following table presents, by major type of derivative contract, the fair value, on a gross basis, of the asset and liability components of derivatives held by the fund at December 31, 2019 as reported in the Statement of Assets and Liabilities:

		Fair Value (a)
Risk	Derivative Contracts	Asset Derivatives	Liability Derivatives
Interest Rate	Interest Rate Futures	$242,744	$(102,323)
Foreign Exchange	Forward Foreign Currency Exchange Contracts	36,280	—

(a)

Values presented in this table for futures contracts correspond to the values reported in the fund’s Portfolio of Investments. Only the current day net variation margin for futures contracts is separately reported within the fund’s Statement of Assets and Liabilities.

17

MFS Government Securities Portfolio

Notes to Financial Statements – continued

The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the year ended December 31, 2019 as reported in the Statement of Operations:

Risk	Futures Contracts	Forward Foreign Currency Exchange Contracts
Interest Rate	$(1,134,538)	$—
Foreign Exchange	—	3,697
Total	$(1,134,538)	$3,697

The following table presents, by major type of derivative contract, the change in unrealized appreciation or depreciation on derivatives held by the fund for the year ended December 31, 2019 as reported in the Statement of Operations:

Risk	Futures Contracts	Forward Foreign Currency Exchange Contracts
Interest Rate	$263,076	$—
Foreign Exchange	—	36,280
Total	$263,076	$36,280

Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain, but not all, uncleared derivatives, the fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an ISDA Master Agreement on a bilateral basis. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a specified deterioration in the credit quality of the other party. Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each agreement to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any.

Collateral and margin requirements differ by type of derivative. For cleared derivatives (e.g., futures contracts, cleared swaps, and exchange-traded options), margin requirements are set by the clearing broker and the clearing house and collateral, in the form of cash or securities, is posted by the fund directly with the clearing broker. Collateral terms are counterparty agreement specific for uncleared derivatives (e.g., forward foreign currency exchange contracts, uncleared swap agreements, and uncleared options) and collateral, in the form of cash and securities, is held in segregated accounts with the fund’s custodian in connection with these agreements. For derivatives traded under an ISDA Master Agreement, which contains a collateral support annex, the collateral requirements are netted across all transactions traded under such counterparty-specific agreement and an amount is posted from one party to the other to collateralize such obligations. Cash that has been segregated or delivered to cover the fund’s collateral or margin obligations under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities as restricted cash for uncleared derivatives and/or deposits with brokers for cleared derivatives. Securities pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments. The fund may be required to make payments of interest on uncovered collateral or margin obligations with the broker. Any such payments are included in “Miscellaneous” expense in the Statement of Operations.

Futures Contracts – The fund entered into futures contracts which may be used to hedge against or obtain broad market exposure, interest rate exposure, or to manage duration. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the fund is required to deposit with the broker, either in cash or securities, an initial margin in an amount equal to a specified percentage of the notional amount of the contract. Subsequent payments (variation margin) are made or received by the fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gain or loss by the fund until the contract is closed or expires at which point the gain or loss on futures contracts is realized.

The fund bears the risk of interest rates or securities prices moving unexpectedly, in which case, the fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. While futures contracts may present less counterparty risk to the fund since the contracts are exchange traded and the exchange’s clearinghouse guarantees payments to the broker, there is still counterparty credit risk due to the insolvency of the broker. The fund’s maximum risk of loss due to counterparty credit risk is equal to the margin posted by the fund to the broker plus any gains or minus any losses on the outstanding futures contracts.

18

MFS Government Securities Portfolio

Notes to Financial Statements – continued

Forward Foreign Currency Exchange Contracts – The fund entered into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. These contracts may be used to hedge the fund’s currency risk or for non-hedging purposes. For hedging purposes, the fund may enter into contracts to deliver or receive foreign currency that the fund will receive from or use in its normal investment activities. The fund may also use contracts to hedge against declines in the value of foreign currency denominated securities due to unfavorable exchange rate movements. For non-hedging purposes, the fund may enter into contracts with the intent of changing the relative exposure of the fund’s portfolio of securities to different currencies to take advantage of anticipated exchange rate changes.

Forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any unrealized gains or losses are recorded as a receivable or payable for forward foreign currency exchange contracts until the contract settlement date. On contract settlement date, any gain or loss on the contract is recorded as realized gains or losses on forward foreign currency exchange contracts.

Risks may arise upon entering into these contracts from unanticipated movements in the value of the contract and from the potential inability of counterparties to meet the terms of their contracts. Generally, the fund’s maximum risk due to counterparty credit risk is the unrealized gain on the contract due to the use of Continuous Linked Settlement, a multicurrency cash settlement system for the centralized settlement of foreign transactions. This risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and, where applicable, by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

TBA Dollar Roll Transactions – The fund enters into TBA dollar roll transactions in which the fund sells TBA mortgage-backed securities to financial institutions and simultaneously agrees to repurchase similar (same issuer, type and coupon) securities at a later date at an agreed-upon price. During the period between the sale and repurchase, the fund will not be entitled to receive interest and principal payments on the securities sold. The fund accounts for dollar roll transactions as purchases and sales and realizes gains and losses on these transactions. TBA dollar roll transactions involve the risk that the market value of the securities that the fund is required to purchase may decline below the agreed upon repurchase price of those securities.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Some securities may be purchased on a “when-issued” or “forward delivery” basis, which means that the securities will be delivered to the fund at a future date, usually beyond customary settlement time. Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted upward or downward based on the rate of inflation. Interest is accrued based on the principal value, which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond is generally recorded as an increase or decrease in interest income, respectively, even though the adjusted principal is not received until maturity. Interest payments received in additional securities are recorded on the ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

The fund invests a significant portion of its assets in asset-backed and/or mortgage-backed securities. For these securities, the value of the debt instrument also depends on the credit quality and adequacy of the underlying assets or collateral as well as whether there is a security interest in the underlying assets or collateral. Enforcing rights, if any, against the underlying assets or collateral may be difficult. U.S. Government securities not supported as to the payment of principal or interest by the U.S. Treasury, such as those issued by Fannie Mae, Freddie Mac, and the Federal Home Loan Banks, are subject to greater credit risk than are U.S. Government securities supported by the U.S. Treasury, such as those issued by Ginnie Mae.

The fund purchased or sold debt securities on a when-issued or delayed delivery basis, or in a “To Be Announced” (TBA) or “forward commitment” transaction with delivery or payment to occur at a later date beyond the normal settlement period. When the fund sells securities on a when-issued, delayed delivery, or forward commitment basis, the fund typically owns or has the right to acquire securities equivalent in kind and amount to the delivered securities. At the time a fund enters into a commitment to purchase or sell a security, the transaction is recorded and the value of the security acquired or sold is reflected in the fund’s net asset value. The price of such security and the date that the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. TBA securities resulting from these transactions are included in the

19

MFS Government Securities Portfolio

Notes to Financial Statements – continued

Portfolio of Investments. TBA purchase (sale) commitments are held at carrying amount, which approximates fair value and are categorized as level 2 within the fair value hierarchy and included in Investments purchased or sold on an extended settlement basis in the Statement of Assets and Liabilities. No interest accrues to the fund until payment takes place. At the time that a fund enters into this type of transaction, the fund is required to have sufficient cash and/or liquid securities to cover its commitments. Losses may arise due to changes in the value of the underlying securities prior to settlement date or if the counterparty does not perform under the contract’s terms, or if the issuer does not issue the securities due to political, economic or other factors.

To mitigate the counterparty credit risk on TBA securities and other types of forward settling mortgage-backed securities, the fund whenever possible enters into a Master Securities Forward Transaction Agreement (“MSFTA”) on a bilateral basis with each of the counterparties with whom it undertakes a significant volume of transactions. The MSFTA gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a specified deterioration in the credit quality of the other party. Upon an event of default or a termination of the MSFTA, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the MSFTA could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any.

For mortgage-backed securities traded under a MSFTA, the collateral and margining requirements are contract specific. Collateral amounts across all transactions traded under such agreement are netted and an amount is posted from one party to the other to collateralize such obligations. Cash that has been pledged to cover the fund’s collateral or margin obligations under a MSFTA, if any, will be reported separately on the Statement of Assets and Liabilities as restricted cash. Securities pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future.

Book/tax differences primarily relate to amortization and accretion of debt securities and wash sale loss deferrals.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	Year ended 12/31/19	Year ended 12/31/18
Ordinary income (including any short-term capital gains)	$13,609,001	$16,541,275

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 12/31/19

Cost of investments	$455,540,181
Gross appreciation	12,827,879
Gross depreciation	(731,677)
Net unrealized appreciation (depreciation)	$12,096,202

Undistributed ordinary income	12,347,430
Capital loss carryforwards	(27,853,415)
Other temporary differences	(3,813)

As of December 31, 2019, the fund had capital loss carryforwards available to offset future realized gains. These net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Such losses are characterized as follows:

Short-Term	$(6,136,343)
Long-Term	(21,717,072)
Total	$(27,853,415)

20

MFS Government Securities Portfolio

Notes to Financial Statements – continued

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	Year ended 12/31/19	Year ended 12/31/18
Initial Class	$9,062,869	$10,880,020
Service Class	4,546,132	5,661,255
Total	$13,609,001	$16,541,275

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates based on the fund’s average daily net assets:

Up to $1 billion	0.55%
In excess of $1 billion	0.50%

MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the year ended December 31, 2019, this management fee reduction amounted to $46,018, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended December 31, 2019 was equivalent to an annual effective rate of 0.54% of the fund’s average daily net assets.

The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, such that total annual operating expenses do not exceed 0.58% of average daily net assets for the Initial Class shares and 0.83% of average daily net assets for the Service Class shares. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until April 30, 2021. For the year ended December 31, 2019, this reduction amounted to $58,948, which is included in the reduction of total expenses in the Statement of Operations.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2019, the fee was $3,810, which equated to 0.0008% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2019, these costs amounted to $349.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended December 31, 2019 was equivalent to an annual effective rate of 0.0157% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration from MFS for their services to the fund. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other funds managed by MFS (the funds) had entered into a service agreement (the ISO Agreement) which provided for payment of fees solely by the funds to Tarantino LLC in return for the provision of services of an Independent Senior Officer (ISO) for the funds. Frank L. Tarantino served as the ISO and was an officer of the funds and the sole member of

21

MFS Government Securities Portfolio

Notes to Financial Statements – continued

Tarantino LLC. Effective June 30, 2019, Mr. Tarantino retired from his position as ISO for the funds, and the ISO Agreement was terminated. For the year ended December 31, 2019, the fee paid by the fund under this agreement was $567 and is included in “Miscellaneous” expense in the Statement of Operations. MFS had agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ISO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS.

(4)	Portfolio Securities

For the year ended December 31, 2019, purchases and sales of investments, other than TBA committments and short-term obligations, were as follows:

	Purchases	Sales
U.S. Government securities	$209,270,135	$236,277,402
Non-U.S. Government securities	$13,694,223	$23,863,799

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 12/31/19		Year ended 12/31/18

	Shares	Amount	Shares	Amount
Shares sold
Initial Class	537,053	$6,670,977	420,018	$5,061,750
Service Class	1,006,833	12,339,768	642,376	7,707,935
	1,543,886	$19,010,745	1,062,394	$12,769,685

Shares issued to shareholders in reinvestment of distributions
Initial Class	720,419	$9,062,869	916,598	$10,880,020
Service Class	363,110	4,546,132	479,361	5,661,255
	1,083,529	$13,609,001	1,395,959	$16,541,275

Shares reacquired
Initial Class	(3,080,526)	$(38,269,007)	(4,972,729)	$(59,818,993)
Service Class	(2,477,843)	(30,538,341)	(3,978,973)	(47,694,099)
	(5,558,369)	$(68,807,348)	(8,951,702)	$(107,513,092)

Net change
Initial Class	(1,823,054)	$(22,535,161)	(3,636,113)	$(43,877,223)
Service Class	(1,107,900)	(13,652,441)	(2,857,236)	(34,324,909)
	(2,930,954)	$(36,187,602)	(6,493,349)	$(78,202,132)

The fund is one of several mutual funds in which certain MFS funds may invest. The MFS funds do not invest in the underlying funds for the purpose of exercising management or control. At the end of the period, the MFS Moderate Allocation Portfolio and the MFS Conservative Allocation Portfolio were the owners of record of approximately 30% and 9%, respectively, of the value of outstanding voting shares of the fund.

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndicate of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the highest of one month LIBOR, the Federal Funds Effective Rate and the Overnight Bank Funding Rate, plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at rates equal to customary reference rates plus an agreed upon spread. For the year ended December 31, 2019, the fund’s commitment fee and interest expense were $2,603 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

22

MFS Government Securities Portfolio

Notes to Financial Statements – continued

(7)	Investments in Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the following were affiliated issuers:

Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
MFS Institutional Money Market Portfolio	$26,672	$126,331,476	$120,205,077	$(1,024)	$—	$6,152,047

Affiliated Issuers					Dividend Income	Capital Gain Distributions
MFS Institutional Money Market Portfolio					$140,720	$—

23

MFS Government Securities Portfolio

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Variable Insurance Trust II and the Shareholders of MFS Government Securities Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of MFS Government Securities Portfolio (the “Fund”), including the portfolio of investments, as of December 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2019, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 14, 2020

We have served as the auditor of one or more of the MFS investment companies since 1924.

24

MFS Government Securities Portfolio

TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of February 1, 2020, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 56)	Trustee	February 2004	133	Massachusetts Financial Services Company, Executive Chairman (since January 2017); Director; Chairman of the Board; Chief Executive Officer (until 2015); Co-Chief Executive Officer (2015-2016)	N/A

Robin A. Stelmach (k) (age 58)	Trustee	January 2014	133	Massachusetts Financial Services Company, Vice Chair (since January 2017); Chief Operating Officer and Executive Vice President (until January 2017)	N/A

INDEPENDENT TRUSTEES
John P. Kavanaugh (age 65)	Trustee and Chair of Trustees	January 2009	133	Private investor	N/A

Steven E. Buller (age 68)	Trustee	February 2014	133	Financial Accounting Standards Advisory Council, Chairman (2014-2015); Public Company Accounting Oversight Board, Standing Advisory Group, Member (until 2014); BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A

John A. Caroselli (age 65)	Trustee	March 2017	133	JC Global Advisors, LLC (management consulting), President (since 2015); First Capital Corporation (commercial finance), Executive Vice President (until 2015)	N/A

Maureen R. Goldfarb (age 64)	Trustee	January 2009	133	Private investor	N/A

Peter D. Jones (age 64)	Trustee	January 2019	133	Franklin Templeton Distributors, Inc. (investment management), President (until 2015); Franklin Templeton Institutional, LLC (investment management), Chairman (until 2015)	N/A

James W. Kilman, Jr. (age 58)	Trustee	January 2019	133	Burford Capital Limited (finance and investment management), Chief Financial Officer (since 2019); KielStrand Capital LLC (family office), Chief Executive Officer (since 2016); Morgan Stanley & Co. (financial services), Vice Chairman of Investment Banking, Co-Head of Diversified Financials Coverage – Financial Institutions Investment Banking Group (until 2016)	Alpha-En Corporation, Director (2016-2019)

25

MFS Government Securities Portfolio

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
Clarence Otis, Jr. (age 63)	Trustee	March 2017	133	Darden Restaurants, Inc., Chief Executive Officer (until 2014)	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director; Federal Reserve Bank of Atlanta, Director (until 2015)

Maryanne L. Roepke (age 63)	Trustee	May 2014	133	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A

Laurie J. Thomsen (age 62)	Trustee	March 2005	133	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director (since 2015)

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 46)	Assistant Secretary and Assistant Clerk	July 2005	133	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

Kino Clark (k) (age 51)	Assistant Treasurer	January 2012	133	Massachusetts Financial Services Company, Vice President

John W. Clark, Jr. (k) (age 52)	Assistant Treasurer	April 2017	133	Massachusetts Financial Services Company, Vice President (since March 2017); Deutsche Bank (financial services), Department Head –Treasurer’s Office (until February 2017)

Thomas H. Connors (k) (age 60)	Assistant Secretary and Assistant Clerk	September 2012	133	Massachusetts Financial Services Company, Vice President and Senior Counsel

David L. DiLorenzo (k) (age 51)	President	July 2005	133	Massachusetts Financial Services Company, Senior Vice President

Heidi W. Hardin (k) (age 52)	Secretary and Clerk	April 2017	133	Massachusetts Financial Services Company, Executive Vice President and General Counsel (since March 2017); Harris Associates (investment management), General Counsel (from September 2015 to January 2017); Janus Capital Management LLC (investment management), Senior Vice President and General Counsel (until September 2015)

Brian E. Langenfeld (k) (age 46)	Assistant Secretary and Assistant Clerk	June 2006	133	Massachusetts Financial Services Company, Vice President and Senior Counsel

Amanda S. Mooradian (k) (age 40)	Assistant Secretary and Assistant Clerk	September 2018	133	Massachusetts Financial Services Company, Assistant Vice President and Counsel

Susan A. Pereira (k) (age 49)	Assistant Secretary and Assistant Clerk	July 2005	133	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

Kasey L. Phillips (k) (age 49)	Assistant Treasurer	September 2012	133	Massachusetts Financial Services Company, Vice President

Matthew A. Stowe (k) (age 45)	Assistant Secretary and Assistant Clerk	October 2014	133	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

26

MFS Government Securities Portfolio

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
Martin J. Wolin (k) (age 52)	Chief Compliance Officer	July 2015	133	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer (since July 2015); Mercer (financial service provider), Chief Risk and Compliance Officer, North America and Latin America (until June 2015)

James O. Yost (k) (age 59)	Treasurer	September 1990	133	Massachusetts Financial Services Company, Senior Vice President

(h)

Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(k)

“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee (other than Messrs. Jones and Kilman) has been elected by shareholders and each Trustee and Officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Messrs. Jones and Kilman became Trustees of the Funds on January 1, 2019. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board’s retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).

Messrs. Buller, Kilman and Otis and Ms. Roepke are members of the Trust’s Audit Committee.

Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.

The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	Custodian State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900

Distributor MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116

Portfolio Manager(s) Geoffrey Schechter Jake Stone

27

MFS Government Securities Portfolio

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

MFS Government Securities Portfolio

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2019 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Senior Officer, a senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2018 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Broadridge performance universe”), (ii) information provided by Broadridge on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Broadridge as well as all other funds in the same investment classification/category (the “Broadridge expense group and universe”), (iii) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the Broadridge performance universe over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Broadridge performance universe over the five-year period ended December 31, 2018, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Initial Class shares was in the 2nd quintile relative to the other funds in the universe for this five-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Initial Class shares was in the 3rd quintile for the one-year period and in the 2nd quintile for the three-year period ended December 31, 2018 relative to the Broadridge performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

28

MFS Government Securities Portfolio

Board Review of Investment Advisory Agreement – continued

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets and the advisory fee and total expense ratios of the Broadridge expense group based on information provided by Broadridge. The Trustees considered that MFS currently observes an expense limitation for the Fund, which may not be changed without the Trustees’ approval. The Trustees also considered that, according to the data provided by Broadridge (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each higher than the Broadridge expense group median.

The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund, if any. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.

The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to a contractual breakpoint that reduces the Fund’s advisory fee rate on average daily net assets over $1 billion. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the breakpoint and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the MFS Funds. The Trustees also considered that, effective January 3, 2018, MFS had discontinued its historic practice of obtaining investment research from portfolio brokerage commissions paid by certain MFS Funds and would thereafter directly pay for or voluntarily reimburse a Fund, if applicable, for the costs of external research acquired through the use of the Fund’s portfolio brokerage commissions.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2019.

29

MFS Government Securities Portfolio

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year or as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at http://www.sec.gov. A shareholder can obtain the portfolio holdings report for the first and third quarters of the fund’s fiscal year at mfs.com/vit2 by choosing the fund’s name and then selecting the “Resources” tab and clicking on “Prospectus and Reports”.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available at https://www.mfs.com/en-us/what-we-do/announcements.html or at mfs.com/vit2 by choosing the fund’s name.

INFORMATION ABOUT FUND CONTRACTS AND LEGAL CLAIMS

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

30

rev. 3/16

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•  Social Security number and account balances

•  Account transactions and transaction history

•  Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

31

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

•  open an account or provide account information

•  direct us to buy securities or direct us to sell your securities

•  make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•  sharing for affiliates’ everyday business purposes – information about your creditworthiness

•  affiliates from using your information to market to you

•  sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

•  MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

32

Annual Report

December 31, 2019

MFS® High Yield Portfolio

MFS® Variable Insurance Trust II

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, the insurance company that offers your contract may determine that it will no longer send you paper copies of the fund’s annual and semiannual shareholder reports unless you specifically request paper copies from the insurance company or from your financial intermediary. Instead, the shareholder reports will be made available on a Web site (insurancefunds.mfs.com or other Web site of which you will be notified), and the insurance company will notify you by mail each time a report is posted and provide you with a Web site link to access the report. Instructions for requesting paper copies will be provided by your insurance company or financial intermediary.

If you already elected to receive shareholder reports by email, you will not be affected by this change and you need not take any action. If your insurance company or financial intermediary offers electronic delivery, you may elect to receive shareholder reports and other communications from the insurance company or financial intermediary by email by following the instructions provided by the insurance company or financial intermediary.

Beginning on January 1, 2019, you may elect to receive all future reports in paper free of charge from the insurance company or financial intermediary. You can inform the insurance company or financial intermediary that you wish to continue receiving paper copies of your shareholder reports by contacting your insurance company or financial intermediary. Your election to receive reports in paper will apply to all funds held in your account with your insurance company or financial intermediary.

HYS-ANN

MFS® High Yield Portfolio

The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK OR CREDIT UNION GUARANTEE • NOT A DEPOSIT • NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS High Yield Portfolio

LETTER FROM THE EXECUTIVE CHAIR

Dear Contract Owners:

Slowing global growth, low inflation, and trade friction between the United States and China have been hallmarks of the past 12 months. After experiencing an uptick in market volatility in late 2018, markets steadied for most of 2019, thanks in large measure to the adoption of a dovish policy stance on the part of global central banks, focused on supporting economic growth. Negotiations aimed at a “phase one” trade deal between the U.S. and China bore fruit at the end of the period, boosting investor sentiment, while signs of stability emerging from the global manufacturing sector also lifted spirits. Uncertainty over Brexit, along with the ripple effects from the trade conflict, hampered business confidence and investment in the United Kingdom and Europe for much of the period, though investors expect greater clarity regarding Brexit as a result of December’s general election. The pro-Brexit Conservative Party won the election by a comfortable margin and set the stage for the U.K.’s departure from the EU at the end of January.

Markets expect the longest economic expansion in U.S. history will continue, albeit at a slower pace, as trade tensions recede. In an effort to prolong the expansion, the U.S. Federal Reserve lowered interest rates three times between July and October and the European Central Bank loosened policy in September. While the global monetary policy backdrop remains quite accommodative, signs of easing trade tensions and fading global recession fears led to improved market sentiment in late 2019 as investors grew less risk averse. In early 2020, an outbreak of coronavirus emanating from China reintroduced global growth fears, causing an uptick in volatility.

Here at MFS®, we aim to help our clients navigate the growing complexity of the markets and world economies. Our long-term investment philosophy and commitment to the responsible allocation of capital allow us to tune out the noise and uncover what we believe are the best, most durable investment opportunities in the market. Through our powerful global investment platform, we combine collective expertise, thoughtful risk management and long-term discipline to create sustainable value for investors.

Respectfully,

Robert J. Manning

Executive Chair

MFS Investment Management

February 14, 2020

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

1

MFS High Yield Portfolio

PORTFOLIO COMPOSITION

Portfolio structure (i)

Top five industries (i)
Cable TV	9.3%
Medical & Health Technology & Services	7.5%
Telecommunications – Wireless	5.5%
Building	5.2%
Gaming & Lodging	5.1%

Composition including fixed income credit quality (a)(i)
BBB	2.1%
BB	52.6%
B	33.2%
CCC	10.5%
CC	0.1%
C (o)	0.0%
Not Rated	(2.6)%
Non-Fixed Income	0.4%
Cash & Cash Equivalents	1.0%
Other	2.7%

Portfolio facts (i)
Average Duration (d)	2.6
Average Effective Maturity (m)	3.2 yrs.

(a)	For all securities other than those specifically described below, ratings are assigned to underlying securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). Securities rated BBB or higher are considered investment grade. All ratings are subject to change. Not Rated includes fixed income securities and fixed income derivatives, which have not been rated by any rating agency. Non-Fixed Income includes any equity securities (including convertible bonds and equity derivatives) and/or commodity-linked derivatives. The fund may or may not have held all of these instruments on this date. The fund is not rated by these agencies.
(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value due to the interest rate move.
(i)	For purposes of this presentation, the components include the value of securities, and reflect the impact of the equivalent exposure of derivative positions, if any. These amounts may be negative from time to time. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than value. The bond component will include any accrued interest amounts.
(m)	In determining each instrument’s effective maturity for purposes of calculating the fund’s dollar-weighted average effective maturity, MFS uses the instrument’s stated maturity or, if applicable, an earlier date on which MFS believes it is probable that a maturity-shortening device (such as a put, pre-refunding or prepayment) will cause the instrument to be repaid. Such an earlier date can be substantially shorter than the instrument’s stated maturity.
(o)	Less than 0.1%.

Where the fund holds convertible bonds, they are treated as part of the equity portion of the portfolio.

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

Other includes equivalent exposure from currency derivatives and/or any offsets to derivative positions.

Percentages are based on net assets as of December 31, 2019.

The portfolio is actively managed and current holdings may be different.

2

MFS High Yield Portfolio

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended December 31, 2019, Initial Class shares of the MFS High Yield Portfolio (fund) provided a total return of 14.81%, while Service Class shares of the fund provided a total return of 14.44%. These compare with a return of 14.32% over the same period for the fund’s benchmark, the Bloomberg Barclays U.S. High-Yield Corporate Bond 2% Issuer Capped Index.

Market Environment

Fading fears of a near-term global recession, the announcement of a partial trade deal between the United States and China and the decline in uncertainty over Brexit helped bolster market sentiment late in the period. Changes in market sentiment, largely driven by uncertainty over the outcome of trade negotiations between the US and China, had contributed to periodic bouts of volatility during the reporting period. The global economy decelerated, led by weakness in China and Europe, although the pace of the slowdown moderated late in the period amid nascent signs of stabilization in the manufacturing sector.

The deteriorating global growth backdrop, along with declining inflationary pressures, prompted the US Federal Reserve to adopt a more dovish posture beginning in early 2019, resulting in the first interest rate cut in over a decade at the end of July, followed by additional cuts in September and October. The Fed’s actions led to a sharp decline in long-term interest rates during the period’s second half, causing the inversion of portions of the US Treasury yield curve for a time. Amid an improvement in risk sentiment in Q4 2019 and indications of a bottoming in growth and a potential upturn in activity, the Fed indicated in October that further rate cuts were unlikely unless the outlook for the economy materially worsened.

Globally, central banks have tilted more dovish as well, with the European Central Bank unveiling a package of easing measures, which included putting overnight rates deeper into negative territory, restarting its bond-buying program and lengthening the term of cheap loans to banks to three years from two. The central banks of India and Australia are among those that have cut rates several times in recent months, although China has been more cautious in increasing liquidity as it keeps trying to deleverage its economy, cutting rates only marginally.

Emerging markets experienced considerable volatility through the end of 2018, as tighter global financial conditions exposed structural weakness in some countries. Those conditions improved in 2019 as the Fed became more dovish. Notwithstanding the periodic headwinds on market sentiment from significant trade friction between the US and China over much of the year, emerging market hard currency debt and local rates benefited from relatively cheap valuations at the beginning of the period and easier global monetary conditions. These factors, plus the fading of certain global risk factors mentioned above, hastened spread tightening in the latter part of the period. At the same time, idiosyncratic risks spiked in some countries (e.g., Argentina and Lebanon), contributing to increased dispersion in performance among sovereign assets.

Contributors to Performance

Relative to the Bloomberg Barclays U.S. High-Yield Corporate Bond 2% Issuer Capped Index, the fund’s bond selection within both the consumer non-cyclical and energy sectors supported relative performance. Asset allocation decisions further benefited relative results, led by an underweight exposure to the poor-performing energy sector. From a quality perspective, the fund’s underweight exposure to “CCC” rated (r) bonds helped relative results.

The fund’s yield curve (y) positioning, particularly the fund’s lesser exposure to shifts in the long end (centered around maturities of 10 or more years) of the yield curve, was another area of relative strength.

Top individual contributors for the reporting period included overweight exposures to telecommunications company Altice (communications), hospital operator Regional Care/LifePoint Health (consumer non-cyclicals), polymers and chemicals company SPCM (basic industry) and oil and natural gas company Parsley Energy (energy).

Detractors from Performance

The fund’s shorter duration (d) stance detracted from relative performance. An underweight exposure to the financial institutions sector also held back relative returns.

Top individual detractors for the reporting period included the fund’s overweight exposures to independent exploration and production companies Alta Mesa Resources (h) (energy), diamond miner Northwest Acquisitions ULC/Dominion Finco (basic industry) and mobile telecommunication services provider Digicel International Finance (communications).

Respectfully,

Portfolio Manager(s)

David Cole and Michael Skatrud

3

MFS High Yield Portfolio

Management Review – continued

(d)

Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value.

(h)	Security was not held in the portfolio at period end.

(r)

Bonds rated “BBB”, “Baa”, or higher are considered investment grade; bonds rated “BB”, “Ba”, or below are considered non-investment grade. The sources for bond quality ratings are Moody’s Investors Service, Standard & Poor’s and Fitch, Inc. and are applied using the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). For securities which are not rated by any of the three agencies, the security is considered Not Rated.

(y)	A yield curve graphically depicts the yields of different maturity bonds of the same credit quality and type; a normal yield curve is upward sloping, with short-term rates lower than long-term rates.

The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

4

MFS High Yield Portfolio

PERFORMANCE SUMMARY THROUGH 12/31/19

The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.

Growth of a Hypothetical $10,000 Investment

Total Returns through 12/31/19

Average annual total returns

Share Class	Class Inception Date	1-yr	5-yr	10-yr
Initial Class	6/12/85	14.81%	5.29%	6.95%
Service Class	8/24/01	14.44%	5.04%	6.66%

Comparative benchmark(s)
Bloomberg Barclays U.S. High-Yield Corporate Bond 2% Issuer Capped Index (f)		14.32%	6.14%	7.55%

(f)	Source: FactSet Research Systems Inc.

Benchmark Definition(s)

Bloomberg Barclays U.S. High-Yield Corporate Bond 2% Issuer Capped Index – a component of the Bloomberg Barclays U.S. High-Yield Corporate Bond Index, which measures performance of non-investment grade, fixed rate debt. The index limits the maximum exposure to any one issuer to 2%. BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). BARCLAYS® is a trademark and service mark of Barclays Bank Plc (collectively with its affiliates, “Barclays”), used under license. Bloomberg or Bloomberg’s licensors, including Barclays, own all proprietary rights in the Bloomberg Barclays Indices. Neither Bloomberg nor Barclays approves or endorses this material, or guarantees the accuracy or completeness of any information herein, or makes any warranty, express or implied, as to the results to be obtained therefrom, and, to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

5

MFS High Yield Portfolio

Performance Summary – continued

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

6

MFS High Yield Portfolio

EXPENSE TABLE

Fund Expenses Borne by the Contract Holders during the Period,

July 1, 2019 through December 31, 2019

As a contract holder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2019 through December 31, 2019.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight the fund’s ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/19	Ending Account Value 12/31/19	Expenses Paid During Period (p) 7/01/19-12/31/19
Initial Class	Actual	0.72%	$1,000.00	$1,045.14	$3.71
	Hypothetical (h)	0.72%	$1,000.00	$1,021.58	$3.67
Service Class	Actual	0.97%	$1,000.00	$1,042.50	$4.99
	Hypothetical (h)	0.97%	$1,000.00	$1,020.32	$4.94

(h)	5% class return per year before expenses.

(p)

“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

7

MFS High Yield Portfolio

PORTFOLIO OF INVESTMENTS – 12/31/19

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)
BONDS – 95.7%
Aerospace – 2.5%
Bombardier, Inc., 7.5%, 3/15/2025 (n)	$1,503,000	$1,549,954
F-Brasile S.p.A./F-Brasile U.S. LLC, 7.375%, 8/15/2026 (n)	1,070,000	1,128,850
Moog, Inc., 4.25%, 12/15/2027 (n)	2,000,000	2,035,200
TransDigm, Inc., 6.5%, 7/15/2024	855,000	881,804
TransDigm, Inc., 6.25%, 3/15/2026 (n)	1,160,000	1,255,828
TransDigm, Inc., 6.375%, 6/15/2026	1,000,000	1,060,610
TransDigm, Inc., 5.5%, 11/15/2027 (n)	1,145,000	1,157,858

		$9,070,104

Asset-Backed & Securitized – 0.0%
CWCapital Cobalt Ltd., CDO, “F”, FLR, 3.235%, (0% cash or 3.235% PIK), (LIBOR - 3 mo. + 1.3%), 4/26/2050 (a)(n)(p)	$1,237,288	$124

Automotive – 2.3%
Allison Transmission, Inc., 5%, 10/01/2024 (n)	$3,459,000	$3,541,151
Allison Transmission, Inc., 5.875%, 6/01/2029 (n)	165,000	180,675
Dana, Inc., 5.375%, 11/15/2027	511,000	526,330
IAA Spinco, Inc., 5.5%, 6/15/2027 (n)	1,375,000	1,460,938
KAR Auction Services, Inc., 5.125%, 6/01/2025 (n)	1,175,000	1,222,000
Panther BR Aggregator 2 LP/Panther Finance Co., Inc., 8.5%, 5/15/2027 (n)	1,565,000	1,662,812

		$8,593,906

Broadcasting – 3.7%
Diamond Sports Group, LLC/Diamond
Sports Finance Co., 6.625%, 8/15/2027 (n)	$970,000	$943,325
iHeartCommunications, Inc., 6.375%, 5/01/2026 (n)	640,000	694,400
iHeartCommunications, Inc., 8.375%, 5/01/2027	680,000	751,400
iHeartCommunications, Inc., 5.25%, 8/15/2027 (n)	300,000	313,890
Liberty Media Corp. - Liberty Formula One, 8.5%, 7/15/2029	300,000	297,375
Lions Gate Capital Holding Co., 5.875%, 11/01/2024	395,000	400,925
Match Group, Inc., 6.375%, 6/01/2024	1,430,000	1,499,712
Match Group, Inc., 5%, 12/15/2027 (n)	1,095,000	1,141,537
National CineMedia, LLC, 5.875%, 4/15/2028 (n)	790,000	839,375
Netflix, Inc., 5.875%, 2/15/2025	1,865,000	2,079,475
Netflix, Inc., 5.875%, 11/15/2028	905,000	1,003,247
Nexstar Escrow Corp., 5.625%, 7/15/2027 (n)	1,250,000	1,317,250
WMG Acquisition Corp., 5%, 8/01/2023 (n)	525,000	536,813
WMG Acquisition Corp., 4.875%, 11/01/2024 (n)	1,360,000	1,407,600

Issuer	Shares/Par	Value ($)
BONDS – continued
Broadcasting – continued
WMG Acquisition Corp., 5.5%, 4/15/2026 (n)	$300,000	$315,750

		$13,542,074

Brokerage & Asset Managers – 0.5%
LPL Holdings, Inc., 4.625%, 11/15/2027 (n)	$1,910,000	$1,948,200

Building – 5.1%
ABC Supply Co., Inc., 5.875%, 5/15/2026 (n)	$1,770,000	$1,880,625
ABC Supply Co., Inc., 4%, 1/15/2028 (n)	1,840,000	1,867,600
Beacon Escrow Corp., 4.875%, 11/01/2025 (n)	1,218,000	1,224,090
Beacon Roofing Supply, Inc., 4.5%, 11/15/2026 (n)	550,000	566,500
Core & Main LP, 8.625%, (8.625% cash or 9.375% PIK) 9/15/2024 (n)(p)	490,000	509,600
Core & Main LP, 6.125%, 8/15/2025 (n)	945,000	980,438
Cornerstone Building Brands, Inc., 8%, 4/15/2026 (n)	730,000	761,025
HD Supply, Inc., 5.375%, 10/15/2026 (n)	1,570,000	1,664,200
James Hardie International Finance Ltd., 4.75%, 1/15/2025 (n)	810,000	840,375
James Hardie International Finance Ltd., 5%, 1/15/2028 (n)	935,000	981,750
New Enterprise Stone & Lime Co., Inc., 10.125%, 4/01/2022 (n)	680,000	719,950
New Enterprise Stone & Lime Co., Inc., 6.25%, 3/15/2026 (n)	997,000	1,044,357
Patrick Industries, Inc., 7.5%, 10/15/2027 (n)	635,000	676,275
PriSo Acquisition Corp., 9%, 5/15/2023 (n)	1,134,000	1,122,660
Standard Industries, Inc., 5.375%, 11/15/2024 (n)	965,000	991,537
Standard Industries, Inc., 6%, 10/15/2025 (n)	1,400,000	1,471,750
Summit Materials LLC/Summit Materials Finance Co., 6.125%, 7/15/2023	1,575,000	1,600,594

		$18,903,326

Business Services – 2.7%
Ascend Learning LLC, 6.875%, 8/01/2025 (z)	$1,325,000	$1,391,250
CDK Global, Inc., 4.875%, 6/01/2027	1,405,000	1,484,031
Equinix, Inc., 5.875%, 1/15/2026	690,000	732,270
Iron Mountain, Inc., REIT, 4.875%, 9/15/2027 (n)	840,000	867,300
MSCI, Inc., 5.75%, 8/15/2025 (n)	995,000	1,043,506
MSCI, Inc., 4.75%, 8/01/2026 (n)	2,865,000	3,001,088
Refinitiv U.S. Holdings, Inc., 8.25%, 11/15/2026 (n)	520,000	585,650
Verscend Escrow Corp., 9.75%, 8/15/2026	855,000	935,156

		$10,040,251

8

MFS High Yield Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
BONDS – continued
Cable TV – 8.9%
Altice Financing S.A., 7.5%, 5/15/2026 (n)	$560,000	$602,000
CCO Holdings LLC/CCO Holdings Capital Corp., 5.75%, 1/15/2024	112,000	113,960
CCO Holdings LLC/CCO Holdings Capital Corp., 5.375%, 5/01/2025 (n)	415,000	428,487
CCO Holdings LLC/CCO Holdings Capital Corp., 5.75%, 2/15/2026 (n)	3,635,000	3,834,998
CCO Holdings LLC/CCO Holdings Capital Corp., 5.875%, 5/01/2027 (n)	2,135,000	2,257,762
CCO Holdings LLC/CCO Holdings Capital Corp., 4.75%, 3/01/2030 (n)	1,585,000	1,616,748
CSC Holdings LLC, 5.5%, 5/15/2026 (n)	1,340,000	1,418,712
CSC Holdings LLC, 5.5%, 4/15/2027 (n)	4,160,000	4,467,216
DISH DBS Corp., 5.875%, 11/15/2024	760,000	776,625
Intelsat Connect Finance, 9.5%, 2/15/2023 (n)	785,000	549,264
Intelsat Jackson Holdings S.A., 5.5%, 8/01/2023	1,900,000	1,632,176
LCPR Senior Secured Financing DAC, 6.75%, 10/15/2027 (n)	960,000	1,017,600
Sirius XM Holdings, Inc., 4.625%, 7/15/2024 (n)	2,310,000	2,425,500
Sirius XM Holdings, Inc., 5.5%, 7/01/2029 (n)	810,000	875,804
Sirius XM Radio, Inc., 4.625%, 5/15/2023 (n)	670,000	680,050
Sirius XM Radio, Inc., 5.375%, 4/15/2025 (n)	745,000	769,794
Telenet Finance Luxembourg S.A., 5.5%, 3/01/2028 (n)	1,400,000	1,494,500
Telesat Holdings, Inc., 6.5%, 10/15/2027 (n)	1,025,000	1,068,562
Videotron Ltd., 5.375%, 6/15/2024 (n)	370,000	407,000
Videotron Ltd., 5.125%, 4/15/2027 (n)	3,030,000	3,242,100
Virgin Media Finance PLC, 5.75%, 1/15/2025 (n)	200,000	205,750
Virgin Media Secured Finance PLC, 5.5%, 5/15/2029 (n)	1,025,000	1,085,219
Ziggo Bond Finance B.V., 5.875%, 1/15/2025 (n)	1,830,000	1,886,053

		$32,855,880

Chemicals – 1.5%
Axalta Coating Systems Co., 4.875%, 8/15/2024 (n)	$1,450,000	$1,500,750
Consolidated Energy Finance S.A., 6.875%, 6/15/2025 (n)	1,235,000	1,179,425
Element Solutions, Inc., 5.875%, 12/01/2025 (n)	515,000	538,819
SPCM S.A., 4.875%, 9/15/2025 (n)	1,520,000	1,580,800
Starfruit Finance Co./Starfruit U.S. Holding Co. LLC, 8%, 10/01/2026 (n)	770,000	816,200

		$5,615,994

Computer Software – 0.7%
VeriSign, Inc., 5.25%, 4/01/2025	$1,645,000	$1,813,300
VeriSign, Inc., 4.75%, 7/15/2027	780,000	822,900

		$2,636,200

Issuer	Shares/Par	Value ($)
BONDS – continued
Computer Software – Systems – 2.6%
CDW LLC/CDW Finance Corp., 4.25%, 4/01/2028	$1,470,000	$1,541,663
Fair Isaac Corp., 5.25%, 5/15/2026 (n)	2,225,000	2,447,500
Fair Isaac Corp., 4%, 6/15/2028 (n)	380,000	382,850
JDA Software Group, Inc., 7.375%, 10/15/2024 (z)	1,055,000	1,095,881
Sabre GLBL, Inc., 5.375%, 4/15/2023 (n)	2,160,000	2,212,920
SS&C Technologies Holdings, Inc., 5.5%, 9/30/2027 (n)	1,645,000	1,756,037

		$9,436,851

Conglomerates – 3.7%
Amsted Industries Co., 5.625%, 7/01/2027 (n)	$1,325,000	$1,404,500
BWX Technologies, Inc., 5.375%, 7/15/2026 (n)	1,995,000	2,114,700
CFX Escrow Corp., 6.375%, 2/15/2026 (n)	1,015,000	1,106,350
EnerSys, 5%, 4/30/2023 (n)	1,700,000	1,780,750
EnerSys, 4.375%, 12/15/2027 (n)	295,000	291,342
Gates Global LLC, 6.25%, 1/15/2026 (n)	1,170,000	1,190,136
Granite Holdings U.S. Acquisition Co., 11%, 10/01/2027 (n)	520,000	526,500
MTS Systems Corp., 5.75%, 8/15/2027 (n)	1,205,000	1,259,225
Stevens Holding Co., Inc., 6.125%, 10/01/2026 (n)	1,145,000	1,250,912
TriMas Corp., 4.875%, 10/15/2025 (n)	2,490,000	2,564,700

		$13,489,115

Construction – 1.2%
Mattamy Group Corp., 6.5%, 10/01/2025 (n)	$1,405,000	$1,499,838
Mattamy Group Corp., 5.25%, 12/15/2027 (n)	510,000	530,400
Toll Brothers Finance Corp., 4.875%, 11/15/2025	965,000	1,051,850
Toll Brothers Finance Corp., 4.35%, 2/15/2028	1,360,000	1,417,800

		$4,499,888

Consumer Products – 1.3%
Coty, Inc., 6.5%, 4/15/2026 (n)	$805,000	$847,263
Energizer Holdings, Inc., 6.375%, 7/15/2026 (n)	1,360,000	1,448,400
Mattel, Inc., 6.75%, 12/31/2025 (n)	640,000	687,872
Mattel, Inc., 5.875%, 12/15/2027 (n)	1,076,000	1,133,835
Prestige Brands, Inc., 5.125%, 1/15/2028 (n)	590,000	618,025

		$4,735,395

Consumer Services – 2.1%
Allied Universal Holdco LLC, 9.75%, 7/15/2027 (z)	$930,000	$993,491
Carriage Services, Inc., 6.625%, 6/01/2026 (n)	490,000	521,850
Cimpress N.V., 7%, 6/15/2026 (n)	1,230,000	1,319,175
Frontdoor, Inc., 6.75%, 8/15/2026 (n)	1,025,000	1,117,250
GW B-CR Security Corp., 9.5%, 11/01/2027 (n)	543,000	579,653
NVA Holdings, Inc., 6.875%, 4/01/2026 (n)	640,000	692,000

9

MFS High Yield Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
BONDS – continued
Consumer Services – continued
Photo Holdings Merger Sub, Inc., 8.5%, 10/01/2026 (n)	$195,000	$181,350
Realogy Group LLC, 9.375%, 4/01/2027 (n)	1,050,000	1,095,633
ServiceMaster Co. LLC, 5.125%, 11/15/2024 (n)	1,085,000	1,125,687

		$7,626,089

Containers – 3.5%
ARD Finance S.A., 6.5%, (6.5% cash or 7.25% PIK) 6/30/2027 (n)(p)	$1,100,000	$1,137,345
Crown American LLC, 4.5%, 1/15/2023	1,112,000	1,168,990
Crown Americas LLC/Crown Americas Capital Corp. V, 4.25%, 9/30/2026	1,880,000	1,971,650
Crown Americas LLC/Crown Americas Capital Corp. VI, 4.75%, 2/01/2026	775,000	818,594
Flex Acquisition Co., Inc., 6.875%, 1/15/2025 (n)	1,100,000	1,108,250
Reynolds Group, 5.75%, 10/15/2020	600,847	601,598
Reynolds Group, 5.125%, 7/15/2023 (n)	960,000	982,800
Reynolds Group, 7%, 7/15/2024 (n)	370,000	382,488
Sealed Air Corp., 4.875%, 12/01/2022 (n)	1,425,000	1,508,719
Silgan Holdings, Inc., 4.75%, 3/15/2025	1,385,000	1,416,162
Silgan Holdings, Inc., 4.125%, 2/01/2028 (n)	580,000	580,174
Trivium Packaging Finance B.V., 8.5%, 8/15/2027 (n)	1,155,000	1,284,937

		$12,961,707

Electrical Equipment – 0.5%
CommScope Technologies LLC, 6%, 6/15/2025 (n)	$775,000	$775,876
CommScope Technologies LLC, 5%, 3/15/2027 (n)	1,185,000	1,113,900

		$1,889,776

Electronics – 1.8%
Entegris, Inc., 4.625%, 2/10/2026 (n)	$1,460,000	$1,511,100
Qorvo, Inc., 5.5%, 7/15/2026	1,035,000	1,102,275
Sensata Technologies B.V., 5.625%, 11/01/2024 (n)	1,555,000	1,729,938
Sensata Technologies B.V., 5%, 10/01/2025 (n)	2,080,000	2,259,400

		$6,602,713

Energy – Independent – 2.6%
Callon Petroleum Co., 6.375%, 7/01/2026	$925,000	$938,510
Carrizo Oil & Gas, Inc., 8.25%, 7/15/2025	143,000	146,218
CrownRock LP/CrownRock Finance, Inc., 5.625%, 10/15/2025 (n)	1,120,000	1,142,400
Highpoint Operating Corp., 7%, 10/15/2022	345,000	327,750
Hilcorp Energy I/Hilcorp Finance Co., 5.75%, 10/01/2025 (n)	242,400	236,350
Jagged Peak Energy LLC, 5.875%, 5/01/2026	695,000	717,574
Laredo Petroleum, Inc., 6.25%, 3/15/2023	305,500	286,406
Magnolia Oil & Gas Operating LLC/Magnolia Oil & Gas Finance Corp., 6%, 8/01/2026 (n)	905,000	927,625

Issuer	Shares/Par	Value ($)
BONDS – continued
Energy – Independent – continued
Montage Resources Corp., 8.875%, 7/15/2023	$345,000	$318,262
Parsley Energy LLC/Parsley Finance Corp., 5.625%, 10/15/2027 (n)	970,000	1,025,775
QEP Resources, Inc., 5.625%, 3/01/2026	242,400	236,401
Range Resources Corp., 4.875%, 5/15/2025	607,400	519,327
Sanchez Energy Corp., 6.125%, 1/15/2023 (a)(d)	1,180,000	53,100
SM Energy Co., 6.75%, 9/15/2026	605,000	592,900
Southwestern Energy Co., 6.2%, 1/23/2025	452,400	414,941
Southwestern Energy Co., 7.5%, 4/01/2026	290,900	269,082
WPX Energy, Inc., 5.75%, 6/01/2026	1,365,000	1,457,137

		$9,609,758

Entertainment – 1.5%
Live Nation Entertainment, Inc., 4.875%, 11/01/2024 (n)	$545,000	$564,075
Live Nation Entertainment, Inc., 5.625%, 3/15/2026 (n)	2,035,000	2,167,275
Live Nation Entertainment, Inc., 4.75%, 10/15/2027 (n)	290,000	300,150
Six Flags Entertainment Corp., 4.875%, 7/31/2024 (n)	2,395,000	2,481,819

		$5,513,319

Financial Institutions – 3.3%
Avation Capital S.A., 6.5%, 5/15/2021 (n)	$635,000	$659,606
Avolon Holdings Funding Ltd., 5.125%, 10/01/2023	935,000	1,007,818
Avolon Holdings Funding Ltd., 3.95%, 7/01/2024 (n)	611,000	636,723
Credit Acceptance Corp., 5.125%, 12/31/2024 (n)	995,000	1,033,268
Global Aircraft Leasing Co. Ltd., 6.5%, (6.5% cash or 7.25% PIK) 9/15/2024 (n)(p)	2,287,000	2,386,370
Nationstar Mortgage Holdings, Inc., 8.125%, 7/15/2023 (n)	1,265,000	1,339,028
OneMain Financial Corp., 6.875%, 3/15/2025	845,000	961,187
OneMain Financial Corp., 7.125%, 3/15/2026	875,000	1,011,675
Park Aerospace Holdings Ltd., 5.5%, 2/15/2024 (n)	2,435,000	2,673,411
Springleaf Finance Corp., 5.375%, 11/15/2029	410,000	427,958

		$12,137,044

Food & Beverages – 3.3%
Cott Holdings, Inc., 5.5%, 4/01/2025 (n)	$1,405,000	$1,468,225
JBS USA LLC/JBS USA Finance, Inc., 6.75%, 2/15/2028 (n)	2,090,000	2,309,471
JBS USA Lux S.A./JBS USA Finance, Inc., 5.875%, 7/15/2024 (n)	945,000	972,405
Lamb Weston Holdings, Inc., 4.625%, 11/01/2024 (n)	2,775,000	2,944,968

10

MFS High Yield Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
BONDS – continued
Food & Beverages – continued
Performance Food Group Co., 5.5%, 10/15/2027 (n)	$1,060,000	$1,132,875
Pilgrim’s Pride Corp., 5.75%, 3/15/2025 (n)	495,000	511,647
Pilgrim’s Pride Corp., 5.875%, 9/30/2027 (n)	995,000	1,075,844
U.S. Foods Holding Corp., 5.875%, 6/15/2024 (n)	1,750,000	1,802,500

		$12,217,935

Gaming & Lodging – 5.1%
CCM Merger, Inc., 6%, 3/15/2022 (n)	$1,220,000	$1,244,400
GLP Capital LP/GLP Financing II, Inc., 5.375%, 11/01/2023	625,000	680,050
GLP Capital LP/GLP Financing II, Inc., 5.25%, 6/01/2025	1,245,000	1,366,512
GLP Capital LP/GLP Financing II, Inc., 5.375%, 4/15/2026	585,000	646,659
Hilton Domestic Operating Co., Inc., 5.125%, 5/01/2026	1,975,000	2,078,687
Hilton Worldwide Finance LLC, 4.625%, 4/01/2025	1,645,000	1,690,237
MGM Growth Properties LLC, 4.5%, 9/01/2026	1,760,000	1,852,400
Scientific Games Corp., 8.25%, 3/15/2026 (n)	1,190,000	1,311,975
Scientific Games International, Inc., 7%, 5/15/2028 (n)	490,000	524,300
VICI Properties LP, REIT, 4.25%, 12/01/2026 (n)	1,705,000	1,756,150
VICI Properties LP, REIT, 4.625%, 12/01/2029 (n)	410,000	428,450
Wyndham Hotels Group LLC, 5.375%, 4/15/2026 (n)	2,775,000	2,927,625
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., 5.5%, 3/01/2025 (n)	1,090,000	1,167,663
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., 5.25%, 5/15/2027 (n)	920,000	977,500

		$18,652,608

Insurance – Health – 0.7%
Centene Corp., 6.125%, 2/15/2024	$750,000	$778,125
Centene Corp., 5.375%, 6/01/2026 (n)	1,195,000	1,268,194
Centene Corp., 4.25%, 12/15/2027 (n)	705,000	725,269

		$2,771,588

Insurance – Property & Casualty – 0.9%
Alliant Holdings Intermediate LLC, 6.75%, 10/15/2027 (z)	$990,000	$1,060,241
AssuredPartners, Inc., 7%, 8/15/2025 (z)	655,000	666,266
Hub International Ltd., 7%, 5/01/2026 (z)	1,655,000	1,750,162

		$3,476,669

Major Banks – 1.2%
Barclays PLC, 7.875%, 12/29/2049	$1,110,000	$1,196,025
Credit Suisse Group AG, 7.25%, 12/29/2049 (n)	1,045,000	1,166,481

Issuer	Shares/Par	Value ($)
BONDS – continued
Major Banks – continued
UBS Group AG, 6.875% to 8/07/2025, FLR (Swap Rate - 5yr. + 4.59%) to 12/29/2049	$1,745,000	$1,930,407

		$4,292,913

Medical & Health Technology & Services – 7.2%
Avantor, Inc., 9%, 10/01/2025 (n)	$2,015,000	$2,251,823
BCPE Cycle Merger Sub II, Inc., 10.625%, 7/15/2027 (n)	540,000	553,500
DaVita, Inc., 5%, 5/01/2025	1,375,000	1,414,531
Encompass Health Corp., 5.75%, 9/15/2025	695,000	728,013
Encompass Health Corp., 4.5%, 2/01/2028	420,000	435,225
HCA, Inc., 7.5%, 2/15/2022	1,430,000	1,580,150
HCA, Inc., 5.375%, 2/01/2025	3,260,000	3,605,006
HCA, Inc., 5.875%, 2/15/2026	1,870,000	2,126,433
HCA, Inc., 5.625%, 9/01/2028	340,000	387,464
HealthSouth Corp., 5.125%, 3/15/2023	1,365,000	1,388,887
HealthSouth Corp., 5.75%, 11/01/2024	288,000	291,240
Heartland Dental LLC, 8.5%, 5/01/2026 (n)	735,000	752,456
IQVIA Holdings, Inc., 5%, 10/15/2026 (n)	1,400,000	1,477,000
IQVIA Holdings, Inc., 5%, 5/15/2027 (n)	2,560,000	2,708,109
MPH Acquisition Holdings LLC, 7.125%, 6/01/2024 (n)	980,000	948,150
Polaris, 8.5%, (8.5% cash or 8.5% PIK) 12/01/2022 (n)(p)	565,000	526,156
Regional Care/LifePoint Health, Inc., 9.75%, 12/01/2026 (n)	1,380,000	1,559,400
Team Health Holdings, Inc., 6.375%, 2/01/2025 (n)	315,000	210,263
Tenet Healthcare Corp., 4.875%, 1/01/2026 (n)	1,355,000	1,419,227
Tenet Healthcare Corp., 5.125%, 11/01/2027 (n)	970,000	1,024,562
West Street Merger Sub, Inc., 6.375%, 9/01/2025 (n)	1,050,000	1,047,375

		$26,434,970

Medical Equipment – 1.0%
Hill-Rom Holdings, Inc., 4.375%, 9/15/2027 (n)	$1,280,000	$1,316,800
Teleflex, Inc., 4.875%, 6/01/2026	785,000	820,325
Teleflex, Inc., 4.625%, 11/15/2027	1,525,000	1,616,210

		$3,753,335

Metals & Mining – 3.5%
Baffinland Iron Mines Corp./Baffinland
Iron Mines LP, 8.75%, 7/15/2026 (n)	$665,000	$669,987
Cleveland-Cliffs, Inc., 5.875%, 6/01/2027 (n)	390,000	374,400
Compass Minerals International, Inc., 6.75%, 12/01/2027 (n)	785,000	834,062
Freeport-McMoRan Copper & Gold, Inc., 5.4%, 11/14/2034	990,000	1,037,025
Freeport-McMoRan, Inc., 5%, 9/01/2027	1,015,000	1,065,750
Freeport-McMoRan, Inc., 5.25%, 9/01/2029	865,000	926,674
Grinding Media, Inc./Moly-Cop AltaSteel Ltd., 7.375%, 12/15/2023 (n)	530,000	539,938
Harsco Corp., 5.75%, 7/31/2027 (n)	1,030,000	1,098,258

11

MFS High Yield Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
BONDS – continued
Metals & Mining – continued
Kaiser Aluminum Corp., 4.625%, 3/01/2028 (n)	$1,905,000	$1,954,530
Northwest Acquisitions ULC/Dominion Finco, Inc., 7.125%, 11/01/2022 (n)	1,045,000	783,750
Novelis Corp., 5.875%, 9/30/2026 (n)	1,715,000	1,824,940
Petra Diamonds U.S. Treasury PLC, 7.25%, 5/01/2022 (n)	200,000	126,250
SunCoke Energy Partners LP/SunCoke Energy Partners Finance Corp., 7.5%, 6/15/2025 (n)	465,000	447,177
TMS International Corp., 7.25%, 8/15/2025 (n)	1,345,000	1,216,109

		$12,898,850

Midstream – 2.4%
Cheniere Energy Partners LP, 5.25%, 10/01/2025	$2,790,000	$2,907,431
Cheniere Energy, Inc., 4.5%, 10/01/2029 (n)	604,000	620,670
Genesis Energy LP/Genesis Energy Finance Co., 6.25%, 5/15/2026	745,500	711,953
Targa Resources Partners LP/Targa Resources Finance Corp., 5.25%, 5/01/2023	1,365,000	1,378,650
Targa Resources Partners LP/Targa Resources Finance Corp., 5.125%, 2/01/2025 (n)	875,000	907,812
Targa Resources Partners LP/Targa Resources Finance Corp., 5.375%, 2/01/2027	1,410,000	1,462,875
Targa Resources Partners LP/Targa Resources Finance Corp., 6.875%, 1/15/2029 (n)	685,000	760,350

		$8,749,741

Network & Telecom – 0.4%
C&W Senior Financing DAC, 6.875%, 9/15/2027 (n)	$655,000	$700,411
Zayo Group LLC/Zayo Capital, Inc., 5.75%, 1/15/2027 (n)	850,000	863,813

		$1,564,224

Oil Services – 0.6%
Apergy Corp., 6.375%, 5/01/2026	$1,080,000	$1,139,400
Diamond Offshore Drill Co., 5.7%, 10/15/2039	910,000	532,350
Ensign Drilling, Inc., 9.25%, 4/15/2024 (n)	515,000	486,031

		$2,157,781

Oils – 0.8%
Parkland Fuel Corp., 6%, 4/01/2026 (n)	$1,450,000	$1,531,635
PBF Holding Co. LLC/PBF Finance Corp., 7%, 11/15/2023	260,000	269,750
PBF Holding Co. LLC/PBF Finance Corp., 7.25%, 6/15/2025	1,120,000	1,195,600

		$2,996,985

Issuer	Shares/Par	Value ($)
BONDS – continued
Pharmaceuticals – 1.6%
Bausch Health Companies, Inc., 5.5%, 3/01/2023 (n)	$464,000	$466,320
Bausch Health Companies, Inc., 6.125%, 4/15/2025 (n)	3,095,000	3,197,847
Bausch Health Companies, Inc., 5%, 1/30/2028 (n)	290,000	297,653
Eagle Holding Co. II LLC, 7.625%, 5/15/2022 (n)	940,000	954,796
Eagle Holding Co. II LLC, 7.75%, 5/15/2022 (n)	315,000	319,845
Endo Finance LLC/Endo Finco, Inc., 5.375%, 1/15/2023 (n)	820,000	552,819

		$5,789,280

Pollution Control – 0.8%
Covanta Holding Corp., 5.875%, 3/01/2024	$990,000	$1,018,463
Covanta Holding Corp., 6%, 1/01/2027	350,000	369,250
GFL Environmental, Inc., 7%, 6/01/2026 (n)	650,000	686,660
GFL Environmental, Inc., 8.5%, 5/01/2027 (n)	800,000	880,000

		$2,954,373

Printing & Publishing – 0.4%
Nielsen Co. Lux S.à r.l., 5%, 2/01/2025 (n)	$315,000	$324,450
Nielsen Finance LLC, 5%, 4/15/2022 (n)	1,120,000	1,124,200

		$1,448,650

Real Estate – Healthcare – 0.6%
MPT Operating Partnership LP/MPT Financial Co., REIT, 5.25%, 8/01/2026	$1,125,000	$1,188,495
MPT Operating Partnership LP/MPT Financial Co., REIT, 5%, 10/15/2027	960,000	1,017,600

		$2,206,095

Real Estate – Other – 0.7%
Ryman Hospitality Properties, Inc., REIT, 5%, 4/15/2023	$800,000	$816,000
Ryman Hospitality Properties, Inc., REIT, 4.75%, 10/15/2027 (n)	1,556,000	1,606,570

		$2,422,570

Restaurants – 1.4%
Golden Nugget, Inc., 6.75%, 10/15/2024 (n)	$1,205,000	$1,247,175
KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC, 5.25%, 6/01/2026 (n)	2,910,000	3,070,050
Yum! Brands, Inc., 4.75%, 1/15/2030 (n)	800,000	838,000

		$5,155,225

Retailers – 1.2%
DriveTime Automotive Group, Inc., 8%, 6/01/2021 (n)	$1,115,000	$1,133,119
EG Global Finance PLC, 6.75%, 2/07/2025 (n)	645,000	654,675
EG Global Finance PLC, 8.5%, 10/30/2025 (n)	335,000	355,519

12

MFS High Yield Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
BONDS – continued
Retailers – continued
L Brands, Inc., 5.25%, 2/01/2028	$1,675,000	$1,587,062
Sally Beauty Holdings, Inc., 5.625%, 12/01/2025	580,000	607,335

		$4,337,710

Specialty Chemicals – 0.5%
Koppers, Inc., 6%, 2/15/2025 (n)	$815,000	$853,713
Univar Solutions USA, Inc., 5.125%, 12/01/2027 (n)	1,040,000	1,085,531

		$1,939,244

Specialty Stores – 0.6%
Penske Automotive Group Co., 5.375%, 12/01/2024	$910,000	$936,162
Penske Automotive Group Co., 5.5%, 5/15/2026	720,000	754,200
PetSmart, Inc., 5.875%, 6/01/2025 (n)	646,000	658,113

		$2,348,475

Supermarkets – 0.7%
Albertsons Cos. LLC/Safeway, Inc., 6.625%, 6/15/2024	$506,000	$529,610
Albertsons Cos. LLC/Safeway, Inc., 5.75%, 3/15/2025	805,000	833,175
Albertsons Cos. LLC/Safeway, Inc., 4.625%, 1/15/2027 (n)	1,025,000	1,023,770
Albertsons Cos. LLC/Safeway, Inc., 5.875%, 2/15/2028 (n)	80,000	85,000

		$2,471,555

Telecommunications – Wireless – 5.4%
Altice France S.A., 7.375%, 5/01/2026 (n)	$1,625,000	$1,744,665
Altice France S.A., 8.125%, 2/01/2027 (n)	1,285,000	1,447,231
Altice France S.A., 5.5%, 1/15/2028 (n)	405,000	416,158
Altice Luxembourg S.A., 7.625%, 2/15/2025 (n)	1,990,000	2,069,600
Digicel International Finance Ltd., 8.75%, 5/25/2024 (n)	530,000	516,750
SBA Communications Corp., 4%, 10/01/2022	1,745,000	1,777,719
SBA Communications Corp., 4.875%, 9/01/2024	1,725,000	1,789,687
Sprint Corp., 7.875%, 9/15/2023	1,690,000	1,864,628
Sprint Corp., 7.125%, 6/15/2024	3,020,000	3,257,825
T-Mobile USA, Inc., 6.5%, 1/15/2024	630,000	648,125
T-Mobile USA, Inc., 5.125%, 4/15/2025	1,040,000	1,075,849
T-Mobile USA, Inc., 6.5%, 1/15/2026	965,000	1,034,682
T-Mobile USA, Inc., 5.375%, 4/15/2027	1,980,000	2,108,700

		$19,751,619

Utilities – Electric Power – 2.7%
Clearway Energy Operating LLC, 5.75%, 10/15/2025	$2,750,000	$2,894,375
Clearway Energy Operating LLC, 4.75%, 3/15/2028 (n)	465,000	471,394
Drax Finco PLC, 6.625%, 11/01/2025 (n)	1,020,000	1,083,750

Issuer	Shares/Par	Value ($)
BONDS – continued
Utilities – Electric Power – continued
NextEra Energy Operating Co., 4.25%, 9/15/2024 (n)	$1,910,000	$1,986,400
NextEra Energy Operating Co., 4.5%, 9/15/2027 (n)	640,000	667,200
NextEra Energy, Inc., 4.25%, 7/15/2024 (n)	768,000	799,680
TerraForm Global Operating LLC, 6.125%, 3/01/2026 (n)	415,000	431,600
Terraform Power Operating Co., 5%, 1/31/2028 (n)	1,460,000	1,543,672

		$9,878,071

Total Bonds (Identified Cost, $343,401,170)		$352,378,180

FLOATING RATE LOANS (r) – 1.5%
Broadcasting – 0.3%
iHeartCommunications, Inc., Term Loan, 5.691%, 5/01/2026	$275,073	$277,382
Nexstar Broadcasting, Inc., Term Loan B4, 9/18/2026 (o)	335,160	336,649
WMG Acquisition Corp., Term Loan F, 3.924%, 11/01/2023 (o)	655,000	657,968

		$1,271,999

Cable TV – 0.1%
CSC Holdings LLC, Term Loan B5, 4.239%, 4/15/2027	$336,000	$337,260

Chemicals – 0.2%
Axalta Coating Systems U.S. Holdings, Inc., Term Loan B3, 6/01/2024 (o)	$320,000	$320,440
Platform Specialty Products Corp., Term Loan, 1/30/2026 (o)	336,000	337,365

		$657,805

Computer Software – Systems – 0.2%
Sabre GLBL, Inc., Term Loan B, 3.799%, 2/22/2024	$669,293	$672,639
SS&C Technologies, Inc., Term Loan B5, 4.049%, 4/16/2025	335,144	337,239

		$1,009,878

Conglomerates – 0.2%
Gates Global LLC, Term Loan B2, 4.549%, 4/01/2024	$710,345	$710,456

Food & Beverages – 0.1%
U.S. Foods, Inc., Term Loan B, 3.549%, 6/27/2023	$314,921	$315,652

Medical & Health Technology & Services – 0.2%
DaVita, Inc., Term Loan B, 4.049%, 8/12/2026	$335,160	$337,290
Jaguar Holding Company II, Term Loan, 8/18/2022 (o)	335,122	336,612

		$673,902

Pharmaceuticals – 0.1%
Bausch Health Companies, Inc., Term Loan B, 11/27/2025 (o)	$326,400	$328,195

13

MFS High Yield Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
FLOATING RATE LOANS (r) – continued
Printing & Publishing – 0.1%
Nielsen Finance LLC, Term Loan B4, 3.71%, 10/04/2023	$336,000	$336,933

Total Floating Rate Loans (Identified Cost, $5,603,941)		$5,642,080

COMMON STOCKS – 0.2%
Construction – 0.1%
ICA Tenedora, S.A. de C.V. (a)	147,380	$281,956

Oil Services – 0.1%
LTRI Holdings LP (a)(u)	1,115	$590,281

Total Common Stocks (Identified Cost, $663,681)		$872,237

CONVERTIBLE BONDS – 0.2%
Cable TV – 0.2%
DISH Network Corp., 3.375%, 8/15/2026 (Identified Cost, $519,737)	$570,000	$548,283

Issuer	Strike Price	First Exercise	Shares/Par	Value ($)
WARRANTS – 0.0%
Forest & Paper Products – 0.0%
Appvion Holdings Corp. - Tranche A (1 share for 1 warrant, Expiration 6/13/23) (a)	$27.17	8/24/18	670	$20
Appvion Holdings Corp. - Tranche B (1 share for 1 warrant, Expiration 6/13/23) (a)	31.25	8/24/18	670	7

Total Warrants (Identified Cost, $0)				$27

INVESTMENT COMPANIES (h) – 1.6%
Money Market Funds – 1.6%
MFS Institutional Money Market Portfolio, 1.7% (v) (Identified Cost, $5,852,157)			5,851,487	$5,851,487

OTHER ASSETS, LESS LIABILITIES – 0.8%				2,947,563

NET ASSETS – 100.0%				$368,239,857

(a)	Non-income producing security.

(d)	In default.

(h)	An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund’s investments in affiliated issuers and in unaffiliated issuers were $5,851,487 and $359,440,807, respectively.

(n)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $240,883,185, representing 65.4% of net assets.

(o)	All or a portion of this position has not settled. Upon settlement date, interest rates for unsettled amounts will be determined. The rate shown, if any, represents the weighted average coupon rate for settled amounts.

(p)	Payment-in-kind (PIK) security for which interest income may be received in additional securities and/or cash.

(r)	The remaining maturities of floating rate loans may be less than the stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted with certainty. These loans may be subject to restrictions on resale. The interest rate shown represents the weighted average of the floating interest rates on settled contracts within the loan facility at period end, unless otherwise indicated. The floating interest rates on settled contracts are determined periodically by reference to a base lending rate and a spread.

(u)	The security was valued using significant unobservable inputs and is considered level 3 under the fair value hierarchy. For further information about the fund’s level 3 holdings, please see Note 2 in the Notes to Financial Statements.

(v)	Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

(z)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. The fund holds the following restricted securities:

Restricted Securities	Acquisition Date	Cost	Value

Alliant Holdings Intermediate LLC, 6.75%, 10/15/2027	10/02/19-10/03/19	$995,813	$1,060,241

Allied Universal Holdco LLC, 9.75%, 7/15/2027	6/27/19	923,827	993,491

Ascend Learning LLC, 6.875%, 8/01/2025	2/13/19	1,283,899	1,391,250

AssuredPartners, Inc., 7%, 8/15/2025	10/24/17-11/21/17	676,595	666,266

Hub International Ltd., 7%, 5/01/2026	4/18/18-6/28/18	1,652,443	1,750,162

JDA Software Group, Inc., 7.375%, 10/15/2024	10/05/16-6/19/17	1,087,499	1,095,881

Total Restricted Securities			$6,957,291

% of Net assets			1.9%

14

MFS High Yield Portfolio

Portfolio of Investments – continued

The following abbreviations are used in this report and are defined:

CDO	Collateralized Debt Obligation

FLR	Floating Rate. Interest rate resets periodically based on the parenthetically disclosed reference rate plus a spread (if any). The period-end rate reported may not be the current rate. All reference rates are USD unless otherwise noted.

LIBOR	London Interbank Offered Rate

REIT	Real Estate Investment Trust

Abbreviations indicate amounts shown in currencies other than the U.S. dollar. All amounts are stated in U.S. dollars unless otherwise indicated. A list of abbreviations is shown below:

EUR	Euro

Derivative Contracts at 12/31/19

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
Asset Derivatives
EUR	194,718	USD	217,042	HSBC Bank	2/28/2020	$2,136

Futures Contracts

Description	Long/ Short	Currency	Contracts	Notional Amount	Expiration Date	Value/ Unrealized Appreciation (Depreciation)
Asset Derivatives
Interest Rate Futures
U.S. Treasury Note 5 yr	Short	USD	82	$9,725,969	March - 2020	$40,871

At December 31, 2019, the fund had cash collateral of $57,400 to cover any collateral or margin obligations for certain derivative contracts. Restricted cash and/or deposits with brokers in the Statement of Assets and Liabilities are comprised of cash collateral.

See Notes to Financial Statements

15

MFS High Yield Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF ASSETS AND LIABILITIES

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

At 12/31/19

Assets
Investments in unaffiliated issuers, at value (identified cost, $350,188,529)	$359,440,807
Investments in affiliated issuers, at value (identified cost, $5,852,157)	5,851,487
Cash	11,131
Deposits with brokers for
Futures contracts	57,400
Receivables for
Forward foreign currency exchange contracts	2,136
Net daily variation margin on open futures contracts	1,937
Investments sold	816
Fund shares sold	156,622
Interest	5,048,736
Other assets	2,178
Total assets	$370,573,250

Liabilities
Payables for
Investments purchased	$1,994,921
Fund shares reacquired	210,958
Payable to affiliates
Investment adviser	16,324
Administrative services fee	312
Shareholder servicing costs	25
Distribution and/or service fees	599
Payable for independent Trustees’ compensation	8
Accrued expenses and other liabilities	110,246
Total liabilities	$2,333,393
Net assets	$368,239,857

Net assets consist of
Paid-in capital	$383,079,216
Total distributable earnings (loss)	(14,839,359)
Net assets	$368,239,857
Shares of beneficial interest outstanding	64,440,417

	Net assets	Shares outstanding	Net asset value per share
Initial Class	$324,544,239	56,711,705	$5.72
Service Class	43,695,618	7,728,712	5.65

See Notes to Financial Statements

16

MFS High Yield Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF OPERATIONS

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Year ended 12/31/19

Net investment income (loss)
Income
Interest	$20,257,897
Dividends from affiliated issuers	213,241
Dividends	56,919
Other	21,464
Total investment income	$20,549,521
Expenses
Management fee	$2,612,305
Distribution and/or service fees	112,525
Shareholder servicing costs	7,615
Administrative services fee	60,941
Independent Trustees’ compensation	10,367
Custodian fee	25,004
Shareholder communications	36,240
Audit and tax fees	80,070
Legal fees	13,921
Miscellaneous	43,236
Total expenses	$3,002,224
Reduction of expenses by investment adviser	(198,788)
Net expenses	$2,803,436
Net investment income (loss)	$17,746,085

Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers	$(2,200,262)
Affiliated issuers	751
Futures contracts	(594,630)
Forward foreign currency exchange contracts	205,831
Foreign currency	203
Net realized gain (loss)	$(2,588,107)
Change in unrealized appreciation or depreciation
Unaffiliated issuers	$36,110,980
Affiliated issuers	290
Futures contracts	196,998
Forward foreign currency exchange contracts	(21,771)
Translation of assets and liabilities in foreign currencies	(250)
Net unrealized gain (loss)	$36,286,247
Net realized and unrealized gain (loss)	$33,698,140
Change in net assets from operations	$51,444,225

See Notes to Financial Statements

17

MFS High Yield Portfolio

FINANCIAL STATEMENTS  |  STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Year ended
	12/31/19	12/31/18
Change in net assets

From operations
Net investment income (loss)	$17,746,085	$20,091,721
Net realized gain (loss)	(2,588,107)	(3,788,533)
Net unrealized gain (loss)	36,286,247	(28,224,537)
Change in net assets from operations	$51,444,225	$(11,921,349)
Total distributions to shareholders	$(20,865,110)	$(22,864,139)
Change in net assets from fund share transactions	$(27,715,069)	$(42,731,313)
Total change in net assets	$2,864,046	$(77,516,801)

Net assets
At beginning of period	365,375,811	442,892,612
At end of period	$368,239,857	$365,375,811

See Notes to Financial Statements

18

MFS High Yield Portfolio

FINANCIAL STATEMENTS  |  FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Initial Class	Year ended

	12/31/19	12/31/18	12/31/17	12/31/16		12/31/15

Net asset value, beginning of period	$5.28	$5.77	$5.78	$5.43		$6.11

Income (loss) from investment operations
Net investment income (loss) (d)	$0.27	$0.28	$0.28	$0.32	(c)	$0.33
Net realized and unrealized gain (loss)	0.50	(0.45)	0.10	0.42		(0.57)
Total from investment operations	$0.77	$(0.17)	$0.38	$0.74		$(0.24)

Less distributions declared to shareholders
From net investment income	$(0.33)	$(0.32)	$(0.39)	$(0.39)		$(0.44)
Net asset value, end of period (x)	$5.72	$5.28	$5.77	$5.78		$5.43
Total return (%) (k)(r)(s)(x)	14.81	(3.08)	6.69	13.82	(c)	(4.22)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.77	0.77	0.78	0.76	(c)	0.77
Expenses after expense reductions (f)	0.72	0.72	0.72	0.70	(c)	0.72
Net investment income (loss)	4.78	4.91	4.78	5.60	(c)	5.43
Portfolio turnover	59	40	49	41		33
Net assets at end of period (000 omitted)	$324,544	$320,380	$384,393	$404,118		$419,474

Service Class	Year ended

	12/31/19	12/31/18	12/31/17	12/31/16		12/31/15

Net asset value, beginning of period	$5.22	$5.70	$5.72	$5.37		$6.04

Income (loss) from investment operations
Net investment income (loss) (d)	$0.25	$0.26	$0.26	$0.30	(c)	$0.31
Net realized and unrealized gain (loss)	0.49	(0.43)	0.10	0.43		(0.56)
Total from investment operations	$0.74	$(0.17)	$0.36	$0.73		$(0.25)

Less distributions declared to shareholders
From net investment income	$(0.31)	$(0.31)	$(0.38)	$(0.38)		$(0.42)
Net asset value, end of period (x)	$5.65	$5.22	$5.70	$5.72		$5.37
Total return (%) (k)(r)(s)(x)	14.44	(3.24)	6.31	13.64	(c)	(4.42)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.02	1.02	1.03	1.02	(c)	1.02
Expenses after expense reductions (f)	0.97	0.97	0.97	0.95	(c)	0.97
Net investment income (loss)	4.54	4.66	4.54	5.36	(c)	5.18
Portfolio turnover	59	40	49	41		33
Net assets at end of period (000 omitted)	$43,696	$44,995	$58,499	$69,189		$71,421

(c)	Amount reflects a one-time reimbursement of expenses by the custodian (or former custodian) without which net investment income and performance would be lower and expenses would be higher.

(d)	Per share data is based on average shares outstanding.

(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.

(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.

(r)	Certain expenses have been reduced without which performance would have been lower.

(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

(x)

The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

19

MFS High Yield Portfolio

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS High Yield Portfolio (the fund) is a diversified series of MFS Variable Insurance Trust II (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in high-yield securities rated below investment grade. Investments in below investment grade quality securities can involve a substantially greater risk of default or can already be in default, and their values can decline significantly. Below investment grade quality securities tend to be more sensitive to adverse news about the issuer, or the market or economy in general, than higher quality debt instruments. The fund invests in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s market, economic, industrial, political, regulatory, geopolitical, and other conditions.

In March 2017, the FASB issued Accounting Standards Update 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20) – Premium Amortization on Purchased Callable Debt Securities (“ASU 2017-08”). For callable debt securities purchased at a premium that have explicit, non-contingent call features and that are callable at fixed prices on preset dates, ASU 2017-08 requires the premium to be amortized to the earliest call date. The fund adopted ASU 2017-08 as of the beginning of the reporting period on a modified retrospective basis. The adoption resulted in a change in accounting principle, since the fund had historically amortized such premiums to maturity for U.S. GAAP. As a result of the adoption, the fund recognized a cumulative effect adjustment that increased the beginning of period cost of investments and decreased the unrealized appreciation on investments by $253,952. Adoption had no impact on the fund’s net assets or any prior period information presented in the financial statements. With respect to the fund’s results of operations, amortization of premium to first call date under ASU 2017-08 accelerates amortization with the intent of more closely aligning the recognition of income on such bonds with the economics of the instrument.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Debt instruments and floating rate loans, including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Futures contracts are generally valued at last posted settlement price on their primary exchange as provided by a third-party pricing service. Futures contracts for which there were no trades that day for a particular position are generally valued at the closing bid quotation on their primary exchange as provided by a third-party pricing service. Forward foreign currency exchange contracts are generally valued at the mean of bid and asked prices for the time period interpolated from rates provided by a third-party pricing service for proximate time periods. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality,

20

MFS High Yield Portfolio

Notes to Financial Statements – continued

coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halt of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments, such as futures contracts and forward foreign currency exchange contracts. The following is a summary of the levels used as of December 31, 2019 in valuing the fund’s assets or liabilities:

Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities:
United States	$—	$27	$590,281	$590,308
Mexico	—	281,956	—	281,956
U.S. Corporate Bonds	—	301,221,150	—	301,221,150
Asset-Backed Securities (including CDOs)	—	124	—	124
Foreign Bonds	—	51,705,189	—	51,705,189
Floating Rate Loans	—	5,642,080	—	5,642,080
Mutual Funds	5,851,487	—	—	5,851,487
Total	$5,851,487	$358,850,526	$590,281	$365,292,294

Other Financial Instruments
Futures Contracts – Assets	$40,871	$—	$—	$40,871
Forward Foreign Currency Exchange
Contracts – Assets	—	2,136	—	2,136

For further information regarding security characteristics, see the Portfolio of Investments.

The following is a reconciliation of level 3 assets for which significant unobservable inputs were used to determine fair value. The table presents the activity of level 3 securities held at the beginning and the end of the period.

Equity Securities
Balance as of 12/31/18	$991,703
Change in unrealized appreciation or depreciation	(401,422)
Balance as of 12/31/19	$590,281

The net change in unrealized appreciation or depreciation from investments held as level 3 at December 31, 2019 is $(401,422). At December 31, 2019, the fund held one level 3 security.

21

MFS High Yield Portfolio

Notes to Financial Statements – continued

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Derivatives – The fund uses derivatives primarily to increase or decrease exposure to a particular market or segment of the market, or security, to increase or decrease interest rate exposure, or as alternatives to direct investments. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.

The derivative instruments used by the fund during the period were futures contracts and forward foreign currency exchange contracts. Depending on the type of derivative, the fund may exit a derivative position by entering into an offsetting transaction with a counterparty or exchange, negotiating an agreement with the derivative counterparty, or novating the position to a third party. The fund may be unable to promptly close out a futures position in instances where the daily fluctuation in the price for that type of future exceeds the daily limit set by the exchange. The fund’s period end derivatives, as presented in the Portfolio of Investments and the associated Derivative Contract tables, generally are indicative of the volume of its derivative activity during the period.

The following table presents, by major type of derivative contract, the fair value, on a gross basis, of the asset and liability components of derivatives held by the fund at December 31, 2019 as reported in the Statement of Assets and Liabilities:

		Fair Value (a)
Risk	Derivative Contracts	Asset Derivatives
Interest Rate	Interest Rate Futures	$40,871
Foreign Exchange	Forward Foreign Currency Exchange Contracts	2,136
Total		$43,007

(a)

Values presented in this table for futures contracts correspond to the values reported in the fund’s Portfolio of Investments. Only the current day net variation margin for futures contracts is separately reported within the fund’s Statement of Assets and Liabilities.

The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the year ended December 31, 2019 as reported in the Statement of Operations:

Risk	Futures Contracts	Forward Foreign Currency Exchange Contracts
Interest Rate	$(594,630)	$—
Foreign Exchange	—	205,831
Total	$(594,630)	$205,831

The following table presents, by major type of derivative contract, the change in unrealized appreciation or depreciation on derivatives held by the fund for the year ended December 31, 2019 as reported in the Statement of Operations:

Risk	Futures Contracts	Forward Foreign Currency Exchange Contracts
Interest Rate	$196,998	$—
Foreign Exchange	—	(21,771)
Total	$196,998	$(21,771)

Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain, but not all, uncleared derivatives, the fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an ISDA Master Agreement on a bilateral basis. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a specified deterioration in the credit quality of the other party. Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each agreement to one net amount payable by one

22

MFS High Yield Portfolio

Notes to Financial Statements – continued

party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any.

Collateral and margin requirements differ by type of derivative. For cleared derivatives (e.g., futures contracts, cleared swaps, and exchange-traded options), margin requirements are set by the clearing broker and the clearing house and collateral, in the form of cash or securities, is posted by the fund directly with the clearing broker. Collateral terms are counterparty agreement specific for uncleared derivatives (e.g., forward foreign currency exchange contracts, uncleared swap agreements, and uncleared options) and collateral, in the form of cash and securities, is held in segregated accounts with the fund’s custodian in connection with these agreements. For derivatives traded under an ISDA Master Agreement, which contains a collateral support annex, the collateral requirements are netted across all transactions traded under such counterparty-specific agreement and an amount is posted from one party to the other to collateralize such obligations. Cash that has been segregated or delivered to cover the fund’s collateral or margin obligations under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities as restricted cash for uncleared derivatives and/or deposits with brokers for cleared derivatives. Securities pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments. The fund may be required to make payments of interest on uncovered collateral or margin obligations with the broker. Any such payments are included in “Miscellaneous” expense in the Statement of Operations.

Futures Contracts – The fund entered into futures contracts which may be used to hedge against or obtain broad market exposure, interest rate exposure, currency exposure, or to manage duration. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the fund is required to deposit with the broker, either in cash or securities, an initial margin in an amount equal to a specified percentage of the notional amount of the contract. Subsequent payments (variation margin) are made or received by the fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gain or loss by the fund until the contract is closed or expires at which point the gain or loss on futures contracts is realized.

The fund bears the risk of interest rates, exchange rates or securities prices moving unexpectedly, in which case, the fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. While futures contracts may present less counterparty risk to the fund since the contracts are exchange traded and the exchange’s clearinghouse guarantees payments to the broker, there is still counterparty credit risk due to the insolvency of the broker. The fund’s maximum risk of loss due to counterparty credit risk is equal to the margin posted by the fund to the broker plus any gains or minus any losses on the outstanding futures contracts.

Forward Foreign Currency Exchange Contracts – The fund entered into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. These contracts may be used to hedge the fund’s currency risk or for non-hedging purposes. For hedging purposes, the fund may enter into contracts to deliver or receive foreign currency that the fund will receive from or use in its normal investment activities. The fund may also use contracts to hedge against declines in the value of foreign currency denominated securities due to unfavorable exchange rate movements. For non-hedging purposes, the fund may enter into contracts with the intent of changing the relative exposure of the fund’s portfolio of securities to different currencies to take advantage of anticipated exchange rate changes.

Forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any unrealized gains or losses are recorded as a receivable or payable for forward foreign currency exchange contracts until the contract settlement date. On contract settlement date, any gain or loss on the contract is recorded as realized gains or losses on forward foreign currency exchange contracts.

Risks may arise upon entering into these contracts from unanticipated movements in the value of the contract and from the potential inability of counterparties to meet the terms of their contracts. Generally, the fund’s maximum risk due to counterparty credit risk is the unrealized gain on the contract due to the use of Continuous Linked Settlement, a multicurrency cash settlement system for the centralized settlement of foreign transactions. This risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and, where applicable, by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

Loans and Other Direct Debt Instruments – The fund invests in loans and loan participations or other receivables. These investments may include standby financing commitments, including revolving credit facilities, which contractually obligate the fund to supply additional cash to the borrower on demand. The fund generally provides this financial support in order to preserve its existing investment or to obtain a more senior secured interest in the assets of the borrower. Loan participations involve a risk of insolvency of the lending bank or other financial intermediary.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the

23

MFS High Yield Portfolio

Notes to Financial Statements – continued

fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. The fund earns certain fees in connection with its floating rate loan purchasing activities. These fees are in addition to interest payments earned and may include amendment fees, commitment fees, facility fees, consent fees, and prepayment fees. Commitment fees are recorded on an accrual basis as income in the accompanying financial statements. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date. Debt obligations may be placed on non-accrual status or set to accrue at a rate of interest less than the contractual coupon when the collection of all or a portion of interest has become doubtful. Interest income for those debt obligations may be further reduced by the write-off of the related interest receivables when deemed uncollectible.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Legal fees and other related expenses incurred to preserve and protect the value of a security owned are added to the cost of the security; other legal fees are expensed. Capital infusions made directly to the security issuer, which are generally non-recurring, incurred to protect or enhance the value of high-yield debt securities, are reported as additions to the cost basis of the security. Costs that are incurred to negotiate the terms or conditions of capital infusions or that are expected to result in a plan of reorganization are reported as realized losses. Ongoing costs incurred to protect or enhance an investment, or costs incurred to pursue other claims or legal actions, are expensed.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future.

Book/tax differences primarily relate to amortization and accretion of debt securities.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	Year ended 12/31/19	Year ended 12/31/18
Ordinary income (including any short-term capital gains)	$20,865,110	$22,864,139

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 12/31/19

Cost of investments	$357,298,830
Gross appreciation	12,133,016
Gross depreciation	(4,096,545)
Net unrealized appreciation (depreciation)	$8,036,471

Undistributed ordinary income	18,795,661
Capital loss carryforwards	(41,671,491)

24

MFS High Yield Portfolio

Notes to Financial Statements – continued

As of December 31, 2019, the fund had capital loss carryforwards available to offset future realized gains. These net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Such losses are characterized as follows:

Long-Term	$(41,671,491)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	Year ended 12/31/19	Year ended 12/31/18
Initial Class	$18,456,699	$20,085,625
Service Class	2,408,411	2,778,514
Total	$20,865,110	$22,864,139

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates based on the fund’s average daily net assets:

Up to $1 billion	0.70%
In excess of $1 billion	0.65%

MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the year ended December 31, 2019, this management fee reduction amounted to $36,410, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended December 31, 2019 was equivalent to an annual effective rate of 0.69% of the fund’s average daily net assets.

The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, such that total annual operating expenses do not exceed 0.72% of average daily net assets for the Initial Class shares and 0.97% of average daily net assets for the Service Class shares. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until April 30, 2021. For the year ended December 31, 2019, this reduction amounted to $162,378, which is included in the reduction of total expenses in the Statement of Operations.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2019, the fee was $6,871, which equated to 0.0018% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2019, these costs amounted to $744.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended December 31, 2019 was equivalent to an annual effective rate of 0.0163% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration from MFS for their services to the fund. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

25

MFS High Yield Portfolio

Notes to Financial Statements – continued

Other – This fund and certain other funds managed by MFS (the funds) had entered into a service agreement (the ISO Agreement) which provided for payment of fees solely by the funds to Tarantino LLC in return for the provision of services of an Independent Senior Officer (ISO) for the funds. Frank L. Tarantino served as the ISO and was an officer of the funds and the sole member of Tarantino LLC. Effective June 30, 2019, Mr. Tarantino retired from his position as ISO for the funds, and the ISO Agreement was terminated. For the year ended December 31, 2019, the fee paid by the fund under this agreement was $442 and is included in “Miscellaneous” expense in the Statement of Operations. MFS had agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ISO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS.

(4)	Portfolio Securities

For the year ended December 31, 2019, purchases and sales of investments, other than short-term obligations, aggregated $210,938,152 and $237,521,065, respectively.

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 12/31/19		Year ended 12/31/18

	Shares	Amount	Shares	Amount
Shares sold
Initial Class	2,053,865	$11,580,419	2,683,377	$15,262,881
Service Class	265,271	1,483,768	318,476	1,796,833
	2,319,136	$13,064,187	3,001,853	$17,059,714

Shares issued to shareholders in reinvestment of distributions
Initial Class	3,331,534	$18,456,699	3,658,584	$20,085,625
Service Class	439,491	2,408,411	511,697	2,778,514
	3,771,025	$20,865,110	4,170,281	$22,864,139

Shares reacquired
Initial Class	(9,345,642)	$(52,708,332)	(12,326,049)	$(68,941,144)
Service Class	(1,599,874)	(8,936,034)	(2,472,313)	(13,714,022)
	(10,945,516)	$(61,644,366)	(14,798,362)	$(82,655,166)

Net change
Initial Class	(3,960,243)	$(22,671,214)	(5,984,088)	$(33,592,638)
Service Class	(895,112)	(5,043,855)	(1,642,140)	(9,138,675)
	(4,855,355)	$(27,715,069)	(7,626,228)	$(42,731,313)

The fund is one of several mutual funds in which certain MFS funds may invest. The MFS funds do not invest in the underlying funds for the purpose of exercising management or control. At the end of the period, the MFS Moderate Allocation Portfolio, the MFS Conservative Allocation Portfolio, and the MFS Growth Allocation Portfolio were the owners of record of approximately 19%, 6%, and 5%, respectively, of the value of outstanding voting shares of the fund.

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndicate of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the highest of one month LIBOR, the Federal Funds Effective Rate and the Overnight Bank Funding Rate, plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at rates equal to customary reference rates plus an agreed upon spread. For the year ended December 31, 2019, the fund’s commitment fee and interest expense were $2,046 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

26

MFS High Yield Portfolio

Notes to Financial Statements – continued

(7)	Investments in Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the following were affiliated issuers:

Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
MFS Institutional Money Market Portfolio	$9,625,650	$104,687,543	$108,462,747	$751	$290	$5,851,487

Affiliated Issuers					Dividend Income	Capital Gain Distributions
MFS Institutional Money Market Portfolio					$213,241	$—

27

MFS High Yield Portfolio

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Variable Insurance Trust II and the Shareholders of

MFS High Yield Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of MFS High Yield Portfolio (the “Fund”), including the portfolio of investments, as of December 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2019, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 14, 2020

We have served as the auditor of one or more of the MFS investment companies since 1924.

28

MFS High Yield Portfolio

TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of February 1, 2020, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 56)	Trustee	February 2004	133	Massachusetts Financial Services Company, Executive Chairman (since January 2017); Director; Chairman of the Board; Chief Executive Officer (until 2015); Co-Chief Executive Officer (2015-2016)	N/A

Robin A. Stelmach (k) (age 58)	Trustee	January 2014	133	Massachusetts Financial Services Company, Vice Chair (since January 2017); Chief Operating Officer and Executive Vice President (until January 2017)	N/A

INDEPENDENT TRUSTEES
John P. Kavanaugh (age 65)	Trustee and Chair of Trustees	January 2009	133	Private investor	N/A

Steven E. Buller (age 68)	Trustee	February 2014	133	Financial Accounting Standards Advisory Council, Chairman (2014-2015); Public Company Accounting Oversight Board, Standing Advisory Group, Member (until 2014); BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A

John A. Caroselli (age 65)	Trustee	March 2017	133	JC Global Advisors, LLC (management consulting), President (since 2015); First Capital Corporation (commercial finance), Executive Vice President (until 2015)	N/A

Maureen R. Goldfarb (age 64)	Trustee	January 2009	133	Private investor	N/A

Peter D. Jones (age 64)	Trustee	January 2019	133	Franklin Templeton Distributors, Inc. (investment management), President (until 2015); Franklin Templeton Institutional, LLC (investment management), Chairman (until 2015)	N/A

James W. Kilman, Jr. (age 58)	Trustee	January 2019	133	Burford Capital Limited (finance and investment management), Chief Financial Officer (since 2019); KielStrand Capital LLC (family office), Chief Executive Officer (since 2016); Morgan Stanley & Co. (financial services), Vice Chairman of Investment Banking, Co-Head of Diversified Financials Coverage – Financial Institutions Investment Banking Group (until 2016)	Alpha-En Corporation, Director (2016-2019)

29

MFS High Yield Portfolio

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
Clarence Otis, Jr. (age 63)	Trustee	March 2017	133	Darden Restaurants, Inc., Chief Executive Officer (until 2014)	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director; Federal Reserve Bank of Atlanta, Director (until 2015)

Maryanne L. Roepke (age 63)	Trustee	May 2014	133	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A

Laurie J. Thomsen (age 62)	Trustee	March 2005	133	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director (since 2015)

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 46)	Assistant Secretary and Assistant Clerk	July 2005	133	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

Kino Clark (k) (age 51)	Assistant Treasurer	January 2012	133	Massachusetts Financial Services Company, Vice President

John W. Clark, Jr. (k) (age 52)	Assistant Treasurer	April 2017	133	Massachusetts Financial Services Company, Vice President (since March 2017); Deutsche Bank (financial services), Department Head –Treasurer’s Office (until February 2017)

Thomas H. Connors (k) (age 60)	Assistant Secretary and Assistant Clerk	September 2012	133	Massachusetts Financial Services Company, Vice President and Senior Counsel

David L. DiLorenzo (k) (age 51)	President	July 2005	133	Massachusetts Financial Services Company, Senior Vice President

Heidi W. Hardin (k) (age 52)	Secretary and Clerk	April 2017	133	Massachusetts Financial Services Company, Executive Vice President and General Counsel (since March 2017); Harris Associates (investment management), General Counsel (from September 2015 to January 2017); Janus Capital Management LLC (investment management), Senior Vice President and General Counsel (until September 2015)

Brian E. Langenfeld (k) (age 46)	Assistant Secretary and Assistant Clerk	June 2006	133	Massachusetts Financial Services Company, Vice President and Senior Counsel

Amanda S. Mooradian (k) (age 40)	Assistant Secretary and Assistant Clerk	September 2018	133	Massachusetts Financial Services Company, Assistant Vice President and Counsel

Susan A. Pereira (k) (age 49)	Assistant Secretary and Assistant Clerk	July 2005	133	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

Kasey L. Phillips (k) (age 49)	Assistant Treasurer	September 2012	133	Massachusetts Financial Services Company, Vice President

Matthew A. Stowe (k) (age 45)	Assistant Secretary and Assistant Clerk	October 2014	133	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

30

MFS High Yield Portfolio

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
Martin J. Wolin (k) (age 52)	Chief Compliance Officer	July 2015	133	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer (since July 2015); Mercer (financial service provider), Chief Risk and Compliance Officer, North America and Latin America (until June 2015)

James O. Yost (k) (age 59)	Treasurer	September 1990	133	Massachusetts Financial Services Company, Senior Vice President

(h)

Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(k)

“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee (other than Messrs. Jones and Kilman) has been elected by shareholders and each Trustee and Officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Messrs. Jones and Kilman became Trustees of the Funds on January 1, 2019. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board’s retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).

Messrs. Buller, Kilman and Otis and Ms. Roepke are members of the Trust’s Audit Committee.

Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.

The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	Custodian State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900

Distributor MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116

Portfolio Manager(s) David Cole Michael Skatrud

31

MFS High Yield Portfolio

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

MFS High Yield Portfolio

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2019 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Senior Officer, a senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2018 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Broadridge performance universe”), (ii) information provided by Broadridge on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Broadridge as well as all other funds in the same investment classification/category (the “Broadridge expense group and universe”), (iii) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the Broadridge performance universe over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Broadridge performance universe over the five-year period ended December 31, 2018, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Initial Class shares was in the 3rd quintile relative to the other funds in the universe for this five-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Initial Class shares was in the 3rd quintile for each of the one- and three-year periods ended December 31, 2018 relative to the Broadridge performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

32

MFS High Yield Portfolio

Board Review of Investment Advisory Agreement – continued

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets and the advisory fee and total expense ratios of the Broadridge expense group based on information provided by Broadridge. The Trustees considered that MFS currently observes an expense limitation for the Fund, which may not be changed without the Trustees’ approval. The Trustees also considered that, according to the data provided by Broadridge (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate was higher than the Broadridge expense group median and the Fund’s total expense ratio was approximately at the Broadridge expense group median.

The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund, if any. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.

The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to a contractual breakpoint that reduces the Fund’s advisory fee rate on average daily net assets over $1 billion. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the breakpoint and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the MFS Funds. The Trustees also considered that, effective January 3, 2018, MFS had discontinued its historic practice of obtaining investment research from portfolio brokerage commissions paid by certain MFS Funds and would thereafter directly pay for or voluntarily reimburse a Fund, if applicable, for the costs of external research acquired through the use of the Fund’s portfolio brokerage commissions.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2019.

33

MFS High Yield Portfolio

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at http://www.sec.gov. A shareholder can obtain the portfolio holdings report for the first and third quarters of the fund’s fiscal year at mfs.com/vit2 by choosing the fund’s name and then selecting the “Resources” tab and clicking on “Prospectus and Reports”.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available at https://www.mfs.com/en-us/what-we-do/announcements.html or at mfs.com/vit2 by choosing the fund’s name.

INFORMATION ABOUT FUND CONTRACTS AND LEGAL CLAIMS

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

34

rev. 3/16

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•  Social Security number and account balances

•  Account transactions and transaction history

•  Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

35

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

•  open an account or provide account information

•  direct us to buy securities or direct us to sell your securities

•  make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•  sharing for affiliates’ everyday business purposes – information about your creditworthiness

•  affiliates from using your information to market to you

•  sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

•  MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

36

Annual Report

December 31, 2019

MFS® International Growth Portfolio

MFS® Variable Insurance Trust II

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, the insurance company that offers your contract may determine that it will no longer send you paper copies of the fund’s annual and semiannual shareholder reports unless you specifically request paper copies from the insurance company or from your financial intermediary. Instead, the shareholder reports will be made available on a Web site (insurancefunds.mfs.com or other Web site of which you will be notified), and the insurance company will notify you by mail each time a report is posted and provide you with a Web site link to access the report. Instructions for requesting paper copies will be provided by your insurance company or financial intermediary.

If you already elected to receive shareholder reports by email, you will not be affected by this change and you need not take any action. If your insurance company or financial intermediary offers electronic delivery, you may elect to receive shareholder reports and other communications from the insurance company or financial intermediary by email by following the instructions provided by the insurance company or financial intermediary.

Beginning on January 1, 2019, you may elect to receive all future reports in paper free of charge from the insurance company or financial intermediary. You can inform the insurance company or financial intermediary that you wish to continue receiving paper copies of your shareholder reports by contacting your insurance company or financial intermediary. Your election to receive reports in paper will apply to all funds held in your account with your insurance company or financial intermediary.

FCI-ANN

MFS® International Growth Portfolio

The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK OR CREDIT UNION GUARANTEE • NOT A DEPOSIT • NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS International Growth Portfolio

LETTER FROM THE EXECUTIVE CHAIR

Dear Contract Owners:

Slowing global growth, low inflation, and trade friction between the United States and China have been hallmarks of the past 12 months. After experiencing an uptick in market volatility in late 2018, markets steadied for most of 2019, thanks in large measure to the adoption of a dovish policy stance on the part of global central banks, focused on supporting economic growth. Negotiations aimed at a “phase one” trade deal between the U.S. and China bore fruit at the end of the period, boosting investor sentiment, while signs of stability emerging from the global manufacturing sector also lifted spirits. Uncertainty over Brexit, along with the ripple effects from the trade conflict, hampered business confidence and investment in the United Kingdom and Europe for much of the period, though investors expect greater clarity regarding Brexit as a result of December’s general election. The pro-Brexit Conservative Party won the election by a comfortable margin and set the stage for the U.K.’s departure from the EU at the end of January.

Markets expect the longest economic expansion in U.S. history will continue, albeit at a slower pace, as trade tensions recede. In an effort to prolong the expansion, the U.S. Federal Reserve lowered interest rates three times between July and October and the European Central Bank loosened policy in September. While the global monetary policy backdrop remains quite accommodative, signs of easing trade tensions and fading global recession fears led to improved market sentiment in late 2019 as investors grew less risk averse. In early 2020, an outbreak of coronavirus emanating from China reintroduced global growth fears, causing an uptick in volatility.

Here at MFS®, we aim to help our clients navigate the growing complexity of the markets and world economies. Our long-term investment philosophy and commitment to the responsible allocation of capital allow us to tune out the noise and uncover what we believe are the best, most durable investment opportunities in the market. Through our powerful global investment platform, we combine collective expertise, thoughtful risk management and long-term discipline to create sustainable value for investors.

Respectfully,

Robert J. Manning

Executive Chair

MFS Investment Management

February 14, 2020

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

1

MFS International Growth Portfolio

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
Nestle S.A.	5.0%
Roche Holding AG	4.5%
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	4.2%
SAP SE	3.6%
AIA Group Ltd.	3.5%
LVMH Moet Hennessy Louis Vuitton SE	3.3%
L’Oréal	2.8%
Danone S.A.	2.4%
Novartis AG	2.4%
Linde PLC	2.3%

GICS equity sectors (g)
Consumer Staples	20.0%
Information Technology	15.3%
Industrials	14.5%
Health Care	13.6%
Consumer Discretionary	11.4%
Financials	9.9%
Materials	9.8%
Communication Services	2.9%
Energy	0.9%
Utilities	0.3%

Issuer country weightings (x)
France	18.5%
Switzerland	12.8%
United Kingdom	10.0%
Germany	9.7%
Japan	8.5%
United States	6.8%
Canada	5.8%
Taiwan	4.5%
China	3.9%
Other Countries	19.5%

Currency exposure weightings (y)
Euro	33.8%
Swiss Franc	12.8%
British Pound Sterling	10.9%
Japanese Yen	8.5%
United States Dollar	7.9%
Taiwan Dollar	4.5%
Hong Kong Dollar	4.3%
Indian Rupee	3.8%
Canadian Dollar	3.6%
Other Currencies	9.9%

(g)

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and S&P Global Market Intelligence Inc. (“S&P Global Market Intelligence”). GICS is a service mark of MSCI and S&P Global Market Intelligence and has been licensed for use by MFS.

(x)	Represents the portfolio’s exposure to issuer countries as a percentage of a portfolio’s net assets. For purposes of this presentation, United States includes Cash & Cash Equivalents.
(y)	Represents the portfolio’s exposure to a particular currency as a percentage of a portfolio’s net assets. For purposes of this presentation, United States Dollar includes Cash & Cash Equivalents.

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

Percentages are based on net assets as of December 31, 2019.

The portfolio is actively managed and current holdings may be different.

2

MFS International Growth Portfolio

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended December 31, 2019, Initial Class shares of the MFS International Growth Portfolio (fund) provided a total return of 27.30%, while Service Class shares of the fund provided a total return of 27.11%. These compare with a return of 27.34% over the same period for the fund’s benchmark, the MSCI All Country World (ex-US) Growth Index (net div).

Market Environment

Fading fears of a near-term global recession, the announcement of a partial trade deal between the United States and China and the decline in uncertainty over Brexit helped bolster market sentiment late in the period. Changes in market sentiment, largely driven by uncertainty over the outcome of trade negotiations between the US and China, had contributed to periodic bouts of volatility during the reporting period. The global economy decelerated, led by weakness in China and Europe, although the pace of the slowdown moderated late in the period amid nascent signs of stabilization in the manufacturing sector.

The deteriorating global growth backdrop, along with declining inflationary pressures, prompted the US Federal Reserve to adopt a more dovish posture beginning in early 2019, resulting in the first interest rate cut in over a decade at the end of July, followed by additional cuts in September and October. The Fed’s actions led to a sharp decline in long-term interest rates during the period’s second half, causing the inversion of portions of the US Treasury yield curve for a time. Amid an improvement in risk sentiment in Q4 2019 and indications of a bottoming in growth and a potential upturn in activity, the Fed indicated in October that further rate cuts were unlikely unless the outlook for the economy materially worsened.

Globally, central banks have tilted more dovish as well, with the European Central Bank unveiling a package of easing measures, which included putting overnight rates deeper into negative territory, restarting its bond-buying program and lengthening the term of cheap loans to banks to three years from two. The central banks of India and Australia are among those that have cut rates several times in recent months, although China has been more cautious in increasing liquidity as it keeps trying to deleverage its economy, cutting rates only marginally.

Emerging markets experienced considerable volatility through the end of 2018, as tighter global financial conditions exposed structural weakness in some countries. Those conditions improved in 2019 as the Fed became more dovish. Notwithstanding the periodic headwinds on market sentiment from significant trade friction between the US and China over much of the year, emerging market hard currency debt and local rates benefited from relatively cheap valuations at the beginning of the period and easier global monetary conditions. These factors, plus the fading of certain global risk factors mentioned above, hastened spread tightening in the latter part of the period. At the same time, idiosyncratic risks spiked in some countries (e.g., Argentina and Lebanon), contributing to increased dispersion in performance among sovereign assets.

Detractors from Performance

Stock selection in both the financials and health care sectors weakened performance relative to the MSCI All Country World (ex-US) Growth Index. Within the financials sector, holding shares of financial services provider AEON Financial Service (b) (Japan) and investment management and banking firm UBS (b)(h) (Switzerland) held back relative returns. The share price of AEON Financial Service declined, notably in May, as the company reported disappointing fiscal-year 2019 earnings results and guided to a weaker 2020 given the uncertainty around US-China trade negotiations. Although security selection within the health care sector detracted from relative performance, there were no individual stocks within this sector that were among the fund’s top relative detractors.

Stocks in other sectors that also negatively impacted relative results included overweight positions in internet search provider Baidu (China), diversified industrial manufacturer Rolls-Royce Holdings (United Kingdom), online and mobile commerce company Alibaba Group Holding (China), marketing holding company ITC (India), wine and alcoholic beverage producer Pernod Ricard (France) and household products manufacturer Reckitt Benckiser Group (United Kingdom). A challenging macro environment contributed to the decline in the price of Baidu’s stock as advertising revenue from both its search and news feed slowed, marketing expenses related to the promotion of the Baidu mobile application weighed on the company’s operating margins and projected revenue from its online video platform, iQiyi, was revised to be softer than initially expected. Not holding shares of lithography systems manufacturer ASML (Netherlands), and holding shares of tobacco company Japan Tobacco (b) (Japan) further dampened relative returns.

During the reporting period, the fund’s relative currency exposure, resulting primarily from differences between the fund’s and the benchmark’s exposures to holdings of securities denominated in foreign currencies, was a modest detractor from relative performance. All of MFS’ investment decisions are driven by the fundamentals of each individual opportunity and as such, it is common for our funds to have different currency exposure than the benchmark.

Contributors to Performance

Stock selection in the consumer discretionary sector was a primary factor that lifted relative performance over the reporting period. Notably, the fund’s overweight position in luxury goods company LVMH Moet Hennessy Louis Vuitton (France) aided relative returns as the stock price rose on the back of strong sales results, notably from its Fashion & Leather division.

3

MFS International Growth Portfolio

Management Review – continued

Security selection and, to a lesser extent, overweight positions in both the materials and information technology sectors also benefited relative performance. Within the materials sector, holding shares of industrial gas supplier Linde (b) (Germany) contributed to relative returns as the stock outperformed the benchmark on the back of robust organic sales growth and favorable pricing trends. Within the information technology sector, the fund’s overweight positions in semiconductor manufacturer Taiwan Semiconductor Manufacturing (Taiwan), system services provider OBIC (Japan) and enterprise applications company SAP (Germany), the timing of the fund’s position in shares of electronics company Hitachi (Japan), and holding shares of IT servicing firm Accenture (b) and software development services and information technology solutions provider Luxoft Holding (b)(h) (Switzerland), aided relative results. The stock price of Taiwan Semiconductor Manufacturing overcame uncertainty surrounding US-China trade negotiations, including a US ban on Huawei products, and rose on the back of strong earnings results that were driven by demand for its 7-nanometer processing chips.

Elsewhere, the fund’s overweight positions in electrical distribution equipment manufacturer Schneider Electric (France) and internet search engine and online computer games provider NAVER (South Korea) also helped relative returns.

Respectfully,

Portfolio Manager(s)

David Antonelli, Matthew Barrett, and Kevin Dwan

Note to Shareholders: Effective April 15, 2021, David Antonelli will be removed as a Portfolio Manager of the Fund.

(b)	Security is not a benchmark constituent.

(h)	Security was not held in the portfolio at period end.

The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

4

MFS International Growth Portfolio

PERFORMANCE SUMMARY THROUGH 12/31/19

The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.

Growth of a Hypothetical $10,000 Investment

Total Returns through 12/31/19

Average annual total returns

Share Class	Class Inception Date	1-yr	5-yr	10-yr
Initial Class	6/03/96	27.30%	9.57%	7.72%
Service Class	8/24/01	27.11%	9.30%	7.46%

Comparative benchmark(s)
MSCI All Country World (ex-US) Growth Index (net div) (f)		27.34%	7.30%	6.24%

(f)	Source: FactSet Research Systems Inc.

Benchmark Definition(s)

MSCI All Country World (ex-US) Growth Index (net div) – a market capitalization-weighted index that is designed to measure equity market performance for growth securities in the global developed and emerging markets, excluding the U.S. Morgan Stanley Capital International (“MSCI”) makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

5

MFS International Growth Portfolio

EXPENSE TABLE

Fund Expenses Borne by the Contract Holders during the Period,

July 1, 2019 through December 31, 2019

As a contract holder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2019 through December 31, 2019.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight the fund’s ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/19	Ending Account Value 12/31/19	Expenses Paid During Period (p) 7/01/19-12/31/19
Initial Class	Actual	0.88%	$1,000.00	$1,077.41	$4.61
	Hypothetical (h)	0.88%	$1,000.00	$1,020.77	$4.48
Service Class	Actual	1.13%	$1,000.00	$1,077.00	$5.92
	Hypothetical (h)	1.13%	$1,000.00	$1,019.51	$5.75

(h)	5% class return per year before expenses.

(p)

“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

6

MFS International Growth Portfolio

PORTFOLIO OF INVESTMENTS – 12/31/19

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)
COMMON STOCKS – 98.6%
Aerospace – 1.1%
Rolls-Royce Holdings PLC	172,805	$1,563,827

Airlines – 0.3%
Japan Airport Terminal Co. Ltd.	9,100	$503,617

Alcoholic Beverages – 5.4%
Ambev S.A., ADR	146,824	$684,200
China Resources Beer Holdings Co. Ltd.	152,000	840,728
Diageo PLC	72,532	3,074,908
Pernod Ricard S.A.	18,276	3,267,730

		$7,867,566

Apparel Manufacturers – 5.2%
Burberry Group PLC	37,766	$1,103,048
Kering S.A.	2,562	1,681,745
LVMH Moet Hennessy Louis Vuitton SE	10,438	4,849,579

		$7,634,372

Business Services – 6.2%
Accenture PLC, “A”	12,071	$2,541,790
Brenntag AG	20,014	1,088,362
Compass Group PLC	54,027	1,352,562
Experian PLC	64,620	2,184,401
Infosys Technologies Ltd., ADR	101,070	1,043,042
Intertek Group PLC	11,844	918,095

		$9,128,252

Computer Software – 4.2%
OBIC Co. Ltd.	7,300	$986,102
SAP SE	38,671	5,219,152

		$6,205,254

Computer Software – Systems – 3.5%
Amadeus IT Group S.A.	18,346	$1,498,130
Hitachi Ltd.	62,200	2,619,991
NICE Systems Ltd., ADR (a)	6,471	1,003,975

		$5,122,096

Construction – 0.8%
Toto Ltd.	26,100	$1,099,929

Consumer Products – 5.4%
Kao Corp.	14,000	$1,154,691
L’Oréal	13,671	4,048,377
Reckitt Benckiser Group PLC	34,369	2,790,238

		$7,993,306

Consumer Services – 0.5%
51job, Inc., ADR (a)	8,470	$719,103

Containers – 0.5%
Brambles Ltd.	88,482	$727,721

Electrical Equipment – 4.4%
Legrand S.A.	9,996	$814,477
Mettler-Toledo International, Inc. (a)	1,242	985,254
Prysmian S.p.A.	52,873	1,274,521

Issuer	Shares/Par	Value ($)
COMMON STOCKS – continued
Electrical Equipment – continued
Schneider Electric SE	32,588	$3,344,687

		$6,418,939

Electronics – 5.2%
Delta Electronics, Inc.	86,000	$434,633
Mellanox Technologies Ltd. (a)	8,914	1,044,542
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	105,288	6,117,233

		$7,596,408

Energy – Independent – 0.9%
Oil Search Ltd.	250,013	$1,271,988

Food & Beverages – 7.4%
Danone S.A.	42,946	$3,559,950
Nestle S.A.	68,050	7,367,513

		$10,927,463

Gaming & Lodging – 0.9%
Flutter Entertainment PLC	10,777	$1,316,746

General Merchandise – 0.3%
Walmart de Mexico S.A.B. de C.V.	138,843	$397,638

Insurance – 3.5%
AIA Group Ltd.	484,800	$5,089,209

Internet – 3.5%
Alibaba Group Holding Ltd., ADR (a)	5,499	$1,166,338
Baidu, Inc., ADR (a)	15,051	1,902,446
NAVER Corp. (a)	11,171	1,801,541
Yandex N.V., “A” (a)	4,918	213,884

		$5,084,209

Leisure & Toys – 0.7%
BANDAI NAMCO Holdings, Inc.	17,000	$1,031,565

Machinery & Tools – 2.3%
GEA Group AG	40,632	$1,343,607
Ritchie Bros. Auctioneers, Inc.	48,901	2,098,313

		$3,441,920

Medical & Health Technology & Services – 1.2%
Alcon, Inc. (a)	6,715	$380,225
Fresenius Medical Care AG & Co. KGaA	19,574	1,448,228

		$1,828,453

Medical Equipment – 4.2%
EssilorLuxottica	20,853	$3,176,472
QIAGEN N.V. (a)	30,626	1,046,398
Terumo Corp.	55,500	1,960,790

		$6,183,660

Natural Gas – Distribution – 0.3%
China Resources Gas Group Ltd.	78,000	$428,423

7

MFS International Growth Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
COMMON STOCKS – continued
Other Banks & Diversified Financials – 6.4%
AEON Financial Service Co. Ltd.	57,200	$899,693
Credicorp Ltd.	3,901	831,420
DBS Group Holdings Ltd.	99,700	1,918,463
Element Fleet Management Corp.	124,765	1,065,530
Grupo Financiero Banorte S.A. de C.V.	216,607	1,210,341
HDFC Bank Ltd.	174,721	3,113,874
Komercni Banka A.S.	9,588	350,826

		$9,390,147

Pharmaceuticals – 9.6%
Bayer AG	32,559	$2,659,125
Novartis AG	36,924	3,506,216
Novo Nordisk A.S., “B”	23,316	1,353,248
Roche Holding AG	20,430	6,628,456

		$14,147,045

Precious Metals & Minerals – 1.4%
Agnico-Eagle Mines Ltd.	19,098	$1,176,280
Franco-Nevada Corp.	8,885	917,477

		$2,093,757

Railroad & Shipping – 2.5%
Adani Ports and Special Economic Zone Ltd.	95,061	$487,437
Canadian National Railway Co.	35,422	3,203,920

		$3,691,357

Restaurants – 0.4%
Yum China Holdings, Inc.	13,480	$647,175

Specialty Chemicals – 8.3%
Akzo Nobel N.V.	20,933	$2,128,277
Croda International PLC	19,155	1,299,083
Kansai Paint Co. Ltd.	23,900	584,129
L’Air Liquide S.A.	17,391	2,461,844
Linde PLC	15,641	3,347,492
Sika AG	5,208	978,585
Symrise AG	13,802	1,452,184

		$12,251,594

Issuer	Shares/Par	Value ($)
COMMON STOCKS – continued
Specialty Stores – 0.3%
Just Eat PLC (a)	33,543	$370,910

Telecommunications – Wireless – 0.3%
SoftBank Corp.	9,800	$426,658

Tobacco – 1.5%
ITC Ltd.	290,683	$968,018
Japan Tobacco, Inc.	56,000	1,248,414

		$2,216,432

Total Common Stocks (Identified Cost, $80,900,994)		$144,816,739

INVESTMENT COMPANIES (h) – 0.5%
Money Market Funds – 0.5%
MFS Institutional Money Market Portfolio, 1.7% (v) (Identified Cost, $677,102)	677,119	$677,119

OTHER ASSETS, LESS LIABILITIES – 0.9%		1,381,842

NET ASSETS – 100.0%		$146,875,700

(a)	Non-income producing security.

(h)	An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund’s investments in affiliated issuers and in unaffiliated issuers were $677,119 and $144,816,739, respectively.

(v)	Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

ADR	American Depositary Receipt

See Notes to Financial Statements

8

MFS International Growth Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF ASSETS AND LIABILITIES

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

At 12/31/19

Assets
Investments in unaffiliated issuers, at value (identified cost, $80,900,994)	$144,816,739
Investments in affiliated issuers, at value (identified cost, $677,102)	677,119
Foreign currency, at value (identified cost, $50,579)	50,596
Receivables for
Investments sold	707,939
Fund shares sold	323,653
Interest and dividends	719,882
Receivable from investment adviser	18,242
Other assets	1,093
Total assets	$147,315,263

Liabilities
Payables for
Investments purchased	$81,036
Fund shares reacquired	217,703
Payable to affiliates
Administrative services fee	162
Shareholder servicing costs	15
Distribution and/or service fees	471
Payable for independent Trustees’ compensation	25
Deferred country tax expense payable	44,038
Accrued expenses and other liabilities	96,113
Total liabilities	$439,563
Net assets	$146,875,700

Net assets consist of
Paid-in capital	$80,263,191
Total distributable earnings (loss)	66,612,509
Net assets	$146,875,700
Shares of beneficial interest outstanding	10,323,705

	Net assets	Shares outstanding	Net asset value per share
Initial Class	$112,259,432	7,870,012	$14.26
Service Class	34,616,268	2,453,693	14.11

See Notes to Financial Statements

9

MFS International Growth Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF OPERATIONS

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Year ended 12/31/19

Net investment income (loss)
Income
Dividends	$3,656,050
Dividends from affiliated issuers	17,280
Income on securities loaned	89
Other	23
Foreign taxes withheld	(331,385)
Total investment income	$3,342,057
Expenses
Management fee	$1,276,308
Distribution and/or service fees	77,387
Shareholder servicing costs	3,446
Administrative services fee	29,817
Independent Trustees’ compensation	5,119
Custodian fee	68,334
Shareholder communications	6,979
Audit and tax fees	66,742
Legal fees	1,222
Miscellaneous	29,511
Total expenses	$1,564,865
Reduction of expenses by investment adviser	(237,951)
Net expenses	$1,326,914
Net investment income (loss)	$2,015,143

Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers	$2,050,752
Affiliated issuers	(25)
Foreign currency	(8,695)
Net realized gain (loss)	$2,042,032
Change in unrealized appreciation or depreciation
Unaffiliated issuers (net of $42,994 increase in deferred country tax)	$30,141,674
Affiliated issuers	17
Translation of assets and liabilities in foreign currencies	8,548
Net unrealized gain (loss)	$30,150,239
Net realized and unrealized gain (loss)	$32,192,271
Change in net assets from operations	$34,207,414

See Notes to Financial Statements

10

MFS International Growth Portfolio

FINANCIAL STATEMENTS  |  STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Year ended
	12/31/19	12/31/18
Change in net assets

From operations
Net investment income (loss)	$2,015,143	$1,668,996
Net realized gain (loss)	2,042,032	15,697,610
Net unrealized gain (loss)	30,150,239	(30,584,499)
Change in net assets from operations	$34,207,414	$(13,217,893)
Total distributions to shareholders	$(17,055,112)	$(14,569,147)
Change in net assets from fund share transactions	$(3,428,696)	$804,364
Total change in net assets	$13,723,606	$(26,982,676)

Net assets
At beginning of period	133,152,094	160,134,770
At end of period	$146,875,700	$133,152,094

See Notes to Financial Statements

11

MFS International Growth Portfolio

FINANCIAL STATEMENTS  |  FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Initial Class	Year ended

	12/31/19	12/31/18	12/31/17	12/31/16		12/31/15

Net asset value, beginning of period	$12.78	$15.50	$12.13	$12.57		$13.29

Income (loss) from investment operations
Net investment income (loss) (d)	$0.21	$0.17	$0.14	$0.17	(c)	$0.13
Net realized and unrealized gain (loss)	3.07	(1.38)	3.77	0.19		(0.11	)(g)
Total from investment operations	$3.28	$(1.21)	$3.91	$0.36		$0.02

Less distributions declared to shareholders
From net investment income	$(0.18)	$(0.16)	$(0.20)	$(0.15)		$(0.22)
From net realized gain	(1.62)	(1.35)	(0.34)	(0.65)		(0.52)
Total distributions declared to shareholders	$(1.80)	$(1.51)	$(0.54)	$(0.80)		$(0.74)
Net asset value, end of period (x)	$14.26	$12.78	$15.50	$12.13		$12.57
Total return (%) (k)(r)(s)(x)	27.30	(9.02)	32.64	2.49	(c)	0.32

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.05	1.05	1.05	0.91	(c)	1.03
Expenses after expense reductions (f)	0.88	0.97	1.05	0.91	(c)	1.03
Net investment income (loss)	1.49	1.16	0.96	1.33	(c)	0.99
Portfolio turnover	7	18	10	15		22
Net assets at end of period (000 omitted)	$112,259	$105,919	$130,591	$126,668		$138,482

Service Class	Year ended

	12/31/19	12/31/18	12/31/17	12/31/16		12/31/15

Net asset value, beginning of period	$12.65	$15.37	$12.03	$12.48		$13.19

Income (loss) from investment operations
Net investment income (loss) (d)	$0.16	$0.13	$0.10	$0.13	(c)	$0.10
Net realized and unrealized gain (loss)	3.07	(1.38)	3.74	0.18		(0.11	)(g)
Total from investment operations	$3.23	$(1.25)	$3.84	$0.31		$(0.01)

Less distributions declared to shareholders
From net investment income	$(0.15)	$(0.12)	$(0.16)	$(0.11)		$(0.18)
From net realized gain	(1.62)	(1.35)	(0.34)	(0.65)		(0.52)
Total distributions declared to shareholders	$(1.77)	$(1.47)	$(0.50)	$(0.76)		$(0.70)
Net asset value, end of period (x)	$14.11	$12.65	$15.37	$12.03		$12.48
Total return (%) (k)(r)(s)(x)	27.11	(9.30)	32.35	2.15	(c)	0.10

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.30	1.30	1.30	1.16	(c)	1.28
Expenses after expense reductions (f)	1.13	1.22	1.30	1.16	(c)	1.28
Net investment income (loss)	1.18	0.87	0.70	1.08	(c)	0.72
Portfolio turnover	7	18	10	15		22
Net assets at end of period (000 omitted)	$34,616	$27,233	$29,544	$25,277		$26,144

See Notes to Financial Statements

12

MFS International Growth Portfolio

Financial Highlights – continued

(c)	Amount reflects a one-time reimbursement of expenses by the custodian (or former custodian) without which net investment income and performance would be lower and expenses would be higher.

(d)	Per share data is based on average shares outstanding.

(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.

(g)

The per share amount varies from the net realized and unrealized gain/loss for the period because of the timing of sales of fund shares and the per share amount of realized and unrealized gains and losses at such time.

(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.

(r)	Certain expenses have been reduced without which performance would have been lower.

(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

(x)

The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

13

MFS International Growth Portfolio

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS International Growth Portfolio (the fund) is a diversified series of MFS Variable Insurance Trust II (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in foreign securities, including securities of emerging market issuers. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s market, economic, industrial, political, regulatory, geopolitical, and other conditions. Investments in emerging markets can involve additional and greater risks than the risks associated with investments in developed foreign markets. Emerging markets can have less developed markets, greater custody and operational risk, less developed legal, regulatory, and accounting systems, and greater political, social, and economic instability than developed markets.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halt of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the

14

MFS International Growth Portfolio

Notes to Financial Statements – continued

issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of December 31, 2019 in valuing the fund’s assets or liabilities:

Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities:
France	$27,204,861	$—	$—	$27,204,861
Switzerland	18,860,995	—	—	18,860,995
United Kingdom	14,657,072	—	—	14,657,072
Germany	14,257,056	—	—	14,257,056
Japan	—	12,515,579	—	12,515,579
Canada	8,461,520	—	—	8,461,520
United States	7,919,078	—	—	7,919,078
Taiwan	6,551,866	—	—	6,551,866
China	5,704,213	—	—	5,704,213
Other Countries	28,684,499	—	—	28,684,499
Mutual Funds	677,119	—	—	677,119
Total	$132,978,279	$12,515,579	$—	$145,493,858

For further information regarding security characteristics, see the Portfolio of Investments.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans – Under its Securities Lending Agency Agreement with the fund, State Street Bank and Trust Company, as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. Security loans can be terminated at the discretion of either the lending agent or the fund and the related securities must be returned within the earlier of the standard trade settlement period for such securities or within three business days. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. On loans collateralized by cash, the cash collateral is invested in a money market fund. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. The lending agent provides the fund with indemnification against Borrower default. In the event of Borrower default, the lending agent will, for the benefit of the fund, either purchase securities identical to those loaned or, when such purchase is commercially impracticable, pay the fund the market value of the loaned securities. In return, the lending agent assumes the fund’s rights to the related collateral. If the collateral value is less than the cost to purchase identical securities, the lending agent is responsible for the shortfall, but only to the extent that such shortfall is not due to a decline in collateral value resulting from collateral reinvestment for which the fund bears the risk of loss. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is separately reported in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income. At December 31, 2019, there were no securities on loan or collateral outstanding.

15

MFS International Growth Portfolio

Notes to Financial Statements – continued

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend payments received in additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future.

Book/tax differences primarily relate to wash sale loss deferrals.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	Year ended 12/31/19	Year ended 12/31/18
Ordinary income (including any short-term capital gains)	$1,867,096	$2,194,070
Long-term capital gains	15,188,016	12,375,077
Total distributions	$17,055,112	$14,569,147

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 12/31/19

Cost of investments	$82,794,816
Gross appreciation	65,427,864
Gross depreciation	(2,728,822)
Net unrealized appreciation (depreciation)	$62,699,042

Undistributed ordinary income	2,431,143
Undistributed long-term capital gain	1,492,573
Other temporary differences	(10,249)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	Year ended 12/31/19	Year ended 12/31/18
Initial Class	$13,305,912	$11,588,850
Service Class	3,749,200	2,980,297
Total	$17,055,112	$14,569,147

16

MFS International Growth Portfolio

Notes to Financial Statements – continued

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates based on the fund’s average daily net assets:

Up to $1 billion	0.90%
In excess of $1 billion and up to $2 billion	0.80%
In excess of $2 billion	0.70%

MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the year ended December 31, 2019, this management fee reduction amounted to $13,835, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended December 31, 2019 was equivalent to an annual effective rate of 0.89% of the fund’s average daily net assets.

The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, such that total annual operating expenses do not exceed 0.88% of average daily net assets for the Initial Class shares and 1.13% of average daily net assets for the Service Class shares. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until April 30, 2021. For the year ended December 31, 2019, this reduction amounted to $224,116, which is included in the reduction of total expenses in the Statement of Operations.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2019, the fee was $3,112, which equated to 0.0022% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2019, these costs amounted to $334.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended December 31, 2019 was equivalent to an annual effective rate of 0.0210% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration from MFS for their services to the fund. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other funds managed by MFS (the funds) had entered into a service agreement (the ISO Agreement) which provided for payment of fees solely by the funds to Tarantino LLC in return for the provision of services of an Independent Senior Officer (ISO) for the funds. Frank L. Tarantino served as the ISO and was an officer of the funds and the sole member of Tarantino LLC. Effective June 30, 2019, Mr. Tarantino retired from his position as ISO for the funds, and the ISO Agreement was terminated. For the year ended December 31, 2019, the fee paid by the fund under this agreement was $166 and is included in “Miscellaneous” expense in the Statement of Operations. MFS had agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ISO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS.

The fund is permitted to engage in purchase and sale transactions with funds and accounts for which MFS serves as investment adviser or sub-adviser (“cross-trades”) pursuant to a policy adopted by the Board of Trustees. This policy has been designed to

17

MFS International Growth Portfolio

Notes to Financial Statements – continued

ensure that cross-trades conducted by the fund comply with Rule 17a-7 under the Investment Company Act of 1940. During the year ended December 31, 2019, the fund engaged in purchase and sale transactions pursuant to this policy, which amounted to $3,549 and $258,561, respectively. The sales transactions resulted in net realized gains (losses) of $14,628.

(4)	Portfolio Securities

For the year ended December 31, 2019, purchases and sales of investments, other than short-term obligations, aggregated $10,377,343 and $29,841,171, respectively.

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 12/31/19		Year ended 12/31/18

	Shares	Amount	Shares	Amount
Shares sold
Initial Class	165,538	$2,306,343	214,354	$3,094,484
Service Class	600,379	8,346,422	512,468	7,721,161
	765,917	$10,652,765	726,822	$10,815,645

Shares issued to shareholders in reinvestment of distributions
Initial Class	1,041,967	$13,305,912	792,671	$11,588,850
Service Class	296,614	3,749,200	205,680	2,980,297
	1,338,581	$17,055,112	998,351	$14,569,147

Shares reacquired
Initial Class	(1,627,974)	$(22,814,367)	(1,142,698)	$(17,486,023)
Service Class	(595,546)	(8,322,206)	(488,312)	(7,094,405)
	(2,223,520)	$(31,136,573)	(1,631,010)	$(24,580,428)

Net change
Initial Class	(420,469)	$(7,202,112)	(135,673)	$(2,802,689)
Service Class	301,447	3,773,416	229,836	3,607,053
	(119,022)	$(3,428,696)	94,163	$804,364

The fund is one of several mutual funds in which certain MFS funds may invest. The MFS funds do not invest in the underlying funds for the purpose of exercising management or control. At the end of the period, the MFS Moderate Allocation Portfolio, the MFS Growth Allocation Portfolio, and the MFS Conservative Allocation Portfolio were the owners of record of approximately 29%, 12%, and 6%, respectively, of the value of outstanding voting shares of the fund.

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndicate of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the highest of one month LIBOR, the Federal Funds Effective Rate and the Overnight Bank Funding Rate, plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at rates equal to customary reference rates plus an agreed upon spread. For the year ended December 31, 2019, the fund’s commitment fee and interest expense were $774 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

(7)	Investments in Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the following were affiliated issuers:

Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
MFS Institutional Money Market Portfolio	$468,227	$21,886,742	$21,677,842	$(25)	$17	$677,119

Affiliated Issuers					Dividend Income	Capital Gain Distributions
MFS Institutional Money Market Portfolio					$17,280	$—

18

MFS International Growth Portfolio

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Variable Insurance Trust II and the Shareholders of MFS International Growth Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of MFS International Growth Portfolio (the “Fund”), including the portfolio of investments, as of December 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2019, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 14, 2020

We have served as the auditor of one or more of the MFS investment companies since 1924.

19

MFS International Growth Portfolio

TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of February 1, 2020, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 56)	Trustee	February 2004	133	Massachusetts Financial Services Company, Executive Chairman (since January 2017); Director; Chairman of the Board; Chief Executive Officer (until 2015); Co-Chief Executive Officer (2015-2016)	N/A

Robin A. Stelmach (k) (age 58)	Trustee	January 2014	133	Massachusetts Financial Services Company, Vice Chair (since January 2017); Chief Operating Officer and Executive Vice President (until January 2017)	N/A

INDEPENDENT TRUSTEES
John P. Kavanaugh (age 65)	Trustee and Chair of Trustees	January 2009	133	Private investor	N/A

Steven E. Buller (age 68)	Trustee	February 2014	133	Financial Accounting Standards Advisory Council, Chairman (2014-2015); Public Company Accounting Oversight Board, Standing Advisory Group, Member (until 2014); BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A

John A. Caroselli (age 65)	Trustee	March 2017	133	JC Global Advisors, LLC (management consulting), President (since 2015); First Capital Corporation (commercial finance), Executive Vice President (until 2015)	N/A

Maureen R. Goldfarb (age 64)	Trustee	January 2009	133	Private investor	N/A

Peter D. Jones (age 64)	Trustee	January 2019	133	Franklin Templeton Distributors, Inc. (investment management), President (until 2015); Franklin Templeton Institutional, LLC (investment management), Chairman (until 2015)	N/A

James W. Kilman, Jr. (age 58)	Trustee	January 2019	133	Burford Capital Limited (finance and investment management), Chief Financial Officer (since 2019); KielStrand Capital LLC (family office), Chief Executive Officer (since 2016); Morgan Stanley & Co. (financial services), Vice Chairman of Investment Banking, Co-Head of Diversified Financials Coverage – Financial Institutions Investment Banking Group (until 2016)	Alpha-En Corporation, Director (2016-2019)

20

MFS International Growth Portfolio

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
Clarence Otis, Jr. (age 63)	Trustee	March 2017	133	Darden Restaurants, Inc., Chief Executive Officer (until 2014)	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director; Federal Reserve Bank of Atlanta, Director (until 2015)

Maryanne L. Roepke (age 63)	Trustee	May 2014	133	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A

Laurie J. Thomsen (age 62)	Trustee	March 2005	133	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director (since 2015)

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 46)	Assistant Secretary and Assistant Clerk	July 2005	133	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

Kino Clark (k) (age 51)	Assistant Treasurer	January 2012	133	Massachusetts Financial Services Company, Vice President

John W. Clark, Jr. (k) (age 52)	Assistant Treasurer	April 2017	133	Massachusetts Financial Services Company, Vice President (since March 2017); Deutsche Bank (financial services), Department Head –Treasurer’s Office (until February 2017)

Thomas H. Connors (k) (age 60)	Assistant Secretary and Assistant Clerk	September 2012	133	Massachusetts Financial Services Company, Vice President and Senior Counsel

David L. DiLorenzo (k) (age 51)	President	July 2005	133	Massachusetts Financial Services Company, Senior Vice President

Heidi W. Hardin (k) (age 52)	Secretary and Clerk	April 2017	133	Massachusetts Financial Services Company, Executive Vice President and General Counsel (since March 2017); Harris Associates (investment management), General Counsel (from September 2015 to January 2017); Janus Capital Management LLC (investment management), Senior Vice President and General Counsel (until September 2015)

Brian E. Langenfeld (k) (age 46)	Assistant Secretary and Assistant Clerk	June 2006	133	Massachusetts Financial Services Company, Vice President and Senior Counsel

Amanda S. Mooradian (k) (age 40)	Assistant Secretary and Assistant Clerk	September 2018	133	Massachusetts Financial Services Company, Assistant Vice President and Counsel

Susan A. Pereira (k) (age 49)	Assistant Secretary and Assistant Clerk	July 2005	133	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

Kasey L. Phillips (k) (age 49)	Assistant Treasurer	September 2012	133	Massachusetts Financial Services Company, Vice President

Matthew A. Stowe (k) (age 45)	Assistant Secretary and Assistant Clerk	October 2014	133	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

21

MFS International Growth Portfolio

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
Martin J. Wolin (k) (age 52)	Chief Compliance Officer	July 2015	133	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer (since July 2015); Mercer (financial service provider), Chief Risk and Compliance Officer, North America and Latin America (until June 2015)

James O. Yost (k) (age 59)	Treasurer	September 1990	133	Massachusetts Financial Services Company, Senior Vice President

(h)

Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(k)

“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee (other than Messrs. Jones and Kilman) has been elected by shareholders and each Trustee and Officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Messrs. Jones and Kilman became Trustees of the Funds on January 1, 2019. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board’s retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).

Messrs. Buller, Kilman and Otis and Ms. Roepke are members of the Trust’s Audit Committee.

Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.

The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	Custodian State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900

Distributor MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116

Portfolio Manager(s) David Antonelli Matthew Barrett Kevin Dwan

22

MFS International Growth Portfolio

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

MFS International Growth Portfolio

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2019 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Senior Officer, a senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2018 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Broadridge performance universe”), (ii) information provided by Broadridge on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Broadridge as well as all other funds in the same investment classification/category (the “Broadridge expense group and universe”), (iii) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the Broadridge performance universe over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Broadridge performance universe over the five-year period ended December 31, 2018, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Initial Class shares was in the 1st quintile relative to the other funds in the universe for this five-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Initial Class shares was in the 1st quintile for each of the one- and three-year periods ended December 31, 2018 relative to the Broadridge performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

23

MFS International Growth Portfolio

Board Review of Investment Advisory Agreement – continued

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets and the advisory fee and total expense ratios of the Broadridge expense group based on information provided by Broadridge. The Trustees considered that MFS currently observes an expense limitation for the Fund, which may not be changed without the Trustee’s approval. The Trustees also considered that, according to the data provided by Broadridge (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate was approximately at the Broadridge expense group median and the Fund’s total expense ratio was higher than the Broadridge expense group median.

The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund, if any. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.

The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to contractual breakpoints that reduce the Fund’s advisory fee rate on average daily net assets over $1 billion and $2 billion. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the breakpoints and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the MFS Funds. The Trustees also considered that, effective January 3, 2018, MFS had discontinued its historic practice of obtaining investment research from portfolio brokerage commissions paid by certain MFS Funds and would thereafter directly pay for or voluntarily reimburse a Fund, if applicable, for the costs of external research acquired through the use of the Fund’s portfolio brokerage commissions.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2019.

24

MFS International Growth Portfolio

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at http://www.sec.gov. A shareholder can obtain the portfolio holdings report for the first and third quarters of the fund’s fiscal year at mfs.com/vit2 by choosing the fund’s name and then selecting the “Resources” tab and clicking on “Prospectus and Reports”.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available at https://www.mfs.com/en-us/what-we-do/announcements.html or at mfs.com/vit2 by choosing the fund’s name.

INFORMATION ABOUT FUND CONTRACTS AND LEGAL CLAIMS

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

FEDERAL TAX INFORMATION (unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates $16,707,000 as capital gain dividends paid during the fiscal year.

Income derived from foreign sources was $3,644,690. The fund intends to pass through foreign tax credits of $319,797 for the fiscal year.

25

rev. 3/16

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•  Social Security number and account balances

•  Account transactions and transaction history

•  Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

26

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

•  open an account or provide account information

•  direct us to buy securities or direct us to sell your securities

•  make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•  sharing for affiliates’ everyday business purposes – information about your creditworthiness

•  affiliates from using your information to market to you

•  sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

•  MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

27

Annual Report

December 31, 2019

MFS® International Intrinsic Value Portfolio

(formerly MFS® International Value Portfolio)

MFS® Variable Insurance Trust II

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, the insurance company that offers your contract may determine that it will no longer send you paper copies of the fund’s annual and semiannual shareholder reports unless you specifically request paper copies from the insurance company or from your financial intermediary. Instead, the shareholder reports will be made available on a Web site (insurancefunds.mfs.com or other Web site of which you will be notified), and the insurance company will notify you by mail each time a report is posted and provide you with a Web site link to access the report. Instructions for requesting paper copies will be provided by your insurance company or financial intermediary.

If you already elected to receive shareholder reports by email, you will not be affected by this change and you need not take any action. If your insurance company or financial intermediary offers electronic delivery, you may elect to receive shareholder reports and other communications from the insurance company or financial intermediary by email by following the instructions provided by the insurance company or financial intermediary.

Beginning on January 1, 2019, you may elect to receive all future reports in paper free of charge from the insurance company or financial intermediary. You can inform the insurance company or financial intermediary that you wish to continue receiving paper copies of your shareholder reports by contacting your insurance company or financial intermediary. Your election to receive reports in paper will apply to all funds held in your account with your insurance company or financial intermediary.

FCG-ANN

MFS® International Intrinsic Value Portfolio

(formerly MFS® International Value Portfolio)

The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK OR CREDIT UNION GUARANTEE • NOT A DEPOSIT • NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS International Intrinsic Value Portfolio

LETTER FROM THE EXECUTIVE CHAIR

Dear Contract Owners:

Slowing global growth, low inflation, and trade friction between the United States and China have been hallmarks of the past 12 months. After experiencing an uptick in market volatility in late 2018, markets steadied for most of 2019, thanks in large measure to the adoption of a dovish policy stance on the part of global central banks, focused on supporting economic growth. Negotiations aimed at a “phase one” trade deal between the U.S. and China bore fruit at the end of the period, boosting investor sentiment, while signs of stability emerging from the global manufacturing sector also lifted spirits. Uncertainty over Brexit, along with the ripple effects from the trade conflict, hampered business confidence and investment in the United Kingdom and Europe for much of the period, though investors expect greater clarity regarding Brexit as a result of December’s general election. The pro-Brexit Conservative Party won the election by a comfortable margin and set the stage for the U.K.’s departure from the EU at the end of January.

Markets expect the longest economic expansion in U.S. history will continue, albeit at a slower pace, as trade tensions recede. In an effort to prolong the expansion, the U.S. Federal Reserve lowered interest rates three times between July and October and the European Central Bank loosened policy in September. While the global monetary policy backdrop remains quite accommodative, signs of easing trade tensions and fading global recession fears led to improved market sentiment in late 2019 as investors grew less risk averse. In early 2020, an outbreak of coronavirus emanating from China reintroduced global growth fears, causing an uptick in volatility.

Here at MFS®, we aim to help our clients navigate the growing complexity of the markets and world economies. Our long-term investment philosophy and commitment to the responsible allocation of capital allow us to tune out the noise and uncover what we believe are the best, most durable investment opportunities in the market. Through our powerful global investment platform, we combine collective expertise, thoughtful risk management and long-term discipline to create sustainable value for investors.

Respectfully,

Robert J. Manning

Executive Chair

MFS Investment Management

February 14, 2020

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

1

MFS International Intrinsic Value Portfolio

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
Nestle S.A.	5.3%
Givaudan S.A.	3.7%
Cadence Design Systems, Inc.	3.2%
Pernod Ricard S.A.	2.6%
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	2.6%
Diageo PLC	2.5%
Henkel AG & Co. KGaA	2.4%
Schneider Electric SE	2.3%
Amadeus IT Group S.A.	2.3%
Reckitt Benckiser Group PLC	2.2%

GICS equity sectors (g)
Consumer Staples	31.4%
Information Technology	24.6%
Industrials	17.7%
Materials	8.3%
Financials	3.9%
Real Estate	3.8%
Consumer Discretionary	3.5%
Health Care	3.3%
Energy	0.3%

Issuer country weightings (x)
Japan	19.6%
United States	15.3%
Switzerland	13.8%
United Kingdom	13.6%
France	13.3%
Germany	10.2%
Taiwan	2.6%
Spain	2.3%
Canada	2.2%
Other Countries	7.1%

Currency exposure weightings (y)
Euro	29.5%
United States Dollar	19.2%
Japanese Yen	16.1%
Swiss Franc	13.8%
British Pound Sterling	13.6%
Taiwan Dollar	2.6%
Canadian Dollar	2.2%
Danish Krone	1.2%
South Korean Won	1.0%
Other Currencies	0.8%

(g)

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and S&P Global Market Intelligence Inc. (“S&P Global Market Intelligence”). GICS is a service mark of MSCI and S&P Global Market Intelligence and has been licensed for use by MFS.

(x)	Represents the portfolio’s exposure to issuer countries as a percentage of a portfolio’s net assets. For purposes of this presentation, United States includes Cash & Cash Equivalents and Other.
(y)	Represents the portfolio’s exposure to a particular currency as a percentage of a portfolio’s net assets. For purposes of this presentation, United States Dollar includes Cash & Cash Equivalents.

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

Other includes equivalent exposure from currency derivatives and/or any offsets to derivative positions.

Percentages are based on net assets as of December 31, 2019.

The portfolio is actively managed and current holdings may be different.

2

MFS International Intrinsic Value Portfolio

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended December 31, 2019, Initial Class shares of the MFS International Intrinsic Value Portfolio (fund) provided a total return of 25.94%, while Service Class shares of the fund provided a total return of 25.65%. These compare with a return of 16.09% over the same period for the fund’s benchmark, the MSCI EAFE Value Index (net div).

Market Environment

Fading fears of a near-term global recession, the announcement of a partial trade deal between the United States and China and the decline in uncertainty over Brexit helped bolster market sentiment late in the period. Changes in market sentiment, largely driven by uncertainty over the outcome of trade negotiations between the US and China, had contributed to periodic bouts of volatility during the reporting period. The global economy decelerated, led by weakness in China and Europe, although the pace of the slowdown moderated late in the period amid nascent signs of stabilization in the manufacturing sector.

The deteriorating global growth backdrop, along with declining inflationary pressures, prompted the US Federal Reserve to adopt a more dovish posture beginning in early 2019, resulting in the first interest rate cut in over a decade at the end of July, followed by additional cuts in September and October. The Fed’s actions led to a sharp decline in long-term interest rates during the period’s second half, causing the inversion of portions of the US Treasury yield curve for a time. Amid an improvement in risk sentiment in Q4 2019 and indications of a bottoming in growth and a potential upturn in activity, the Fed indicated in October that further rate cuts were unlikely unless the outlook for the economy materially worsened.

Globally, central banks have tilted more dovish as well, with the European Central Bank unveiling a package of easing measures, which included putting overnight rates deeper into negative territory, restarting its bond-buying program and lengthening the term of cheap loans to banks to three years from two. The central banks of India and Australia are among those that have cut rates several times in recent months, although China has been more cautious in increasing liquidity as it keeps trying to deleverage its economy, cutting rates only marginally.

Emerging markets experienced considerable volatility through the end of 2018, as tighter global financial conditions exposed structural weakness in some countries. Those conditions improved in 2019 as the Fed became more dovish. Notwithstanding the periodic headwinds on market sentiment from significant trade friction between the US and China over much of the year, emerging market hard currency debt and local rates benefited from relatively cheap valuations at the beginning of the period and easier global monetary conditions. These factors, plus the fading of certain global risk factors mentioned above, hastened spread tightening in the latter part of the period. At the same time, idiosyncratic risks spiked in some countries (e.g., Argentina and Lebanon), contributing to increased dispersion in performance among sovereign assets.

Contributors to Performance

Stock selection in the information technology sector contributed to performance relative to the MSCI EAFE Value Index. Within this sector, the fund’s holdings of integrated circuits and electronic devices developer Cadence Design Systems (b), semiconductor manufacturer Taiwan Semiconductor Manufacturing (b) (Taiwan), simulation software developer ANSYS (b), system services provider OBIC Co. (b) (Japan) and business system services company Nomura Research Institute (b) (Japan) aided relative results. The stock price of Cadence Design Systems advanced during the period, driven by strong revenue and operating margin results. In addition, the firm reported broad-based growth, notably from both its aerospace and defense segments, and raised its guidance for full-year 2019, which further supported the stock price.

Stock selection and, to a lesser extent, an overweight position in the industrials sector also benefited relative performance. Within this sector, the fund’s overweight position in electrical distribution equipment manufacturer Schneider Electric (France), and holding shares of wiring devices and cable systems manufacturer Legrand (b) (France), helped relative results.

Stock selection in the materials sector bolstered relative performance, led by the fund’s holdings of fragrance and flavor products manufacturer Givaudan (b) (Switzerland). The share price of Givaudan appreciated as the company reported solid financial results and continued to gain market share, driven by strong performance in its fragrance segment.

Elsewhere, the fund’s holdings of food company Nestle (b) (Switzerland), and not holding shares of global energy and petrochemicals company Royal Dutch Shell (United Kingdom), strengthened relative returns.

Detractors from Performance

Stock selection in the real estate sector detracted from relative performance, led by the fund’s overweight position in real estate company Deutsche Wohnen (Germany). The share price of Deutsche Wohnen traded lower following news that the German government was looking to implement regulation that would not allow landlords to increase rents for the next five years.

An underweight position and stock selection in the health care sector also held back relative performance. Within this sector, holding shares of medical electronic equipment manufacturer Nihon Kohden (b) (Japan), and not holding shares of global pharma and

3

MFS International Intrinsic Value Portfolio

Management Review – continued

consumer healthcare products company GlaxoSmithKline (United Kingdom), weighed on relative results. The stock price of Nihon Kohden declined during the period due to the firm’s disappointing financial results, as weak domestic sales overshadowed strong international sales growth. A temporary halt to sales of physiological information monitors, to correct a minor connector defect, negatively affected the company’s domestic business results.

Stock selection in the financials sector hindered relative results. Not holding shares of strong-performing insurance products and services provider Zurich Insurance Group (Switzerland) held back relative performance.

Stocks in other sectors that were among the fund’s top relative detractors included the timing of the fund’s ownership in shares of consumer and chemical products company Henkel AG & Co. (Germany) and tobacco distributor British American Tobacco (h) (United Kingdom). Not owning shares of mining operator Rio Tinto (Australia) and electricity and gas distributor Enel (Italy), and the fund’s holdings of oil and gas reservoir management services company Core Laboratories (b) (Netherlands), further detracted from relative results.

The fund’s cash and/or cash equivalents position during the period was also a detractor from relative performance. Under normal market conditions, the fund strives to be fully invested and generally holds cash to buy new holdings and to provide liquidity. In a period when equity markets rose, as measured by the fund’s benchmark, holding cash hurt performance versus the benchmark, which has no cash position.

Respectfully,

Portfolio Manager(s)

Pablo De La Mata and Benjamin Stone

Note to Shareholders: Effective February 1, 2020, Philip Evans was added as a Portfolio Manager of the Fund. Effective April 15, 2022, Pablo De La Mata will be removed as a Portfolio Manager of the Fund.

(b)	Security is not a benchmark constituent.

(h)	Security was not held in the portfolio at period end.

The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

4

MFS International Intrinsic Value Portfolio

PERFORMANCE SUMMARY THROUGH 12/31/19

The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.

Growth of a Hypothetical $10,000 Investment

Total Returns through 12/31/19

Average annual total returns

Share Class	Class Inception Date	1-yr	5-yr	10-yr
Initial Class	10/02/95	25.94%	9.97%	10.04%
Service Class	8/24/01	25.65%	9.69%	9.77%

Comparative benchmark(s)
MSCI EAFE Value Index (net div) (f)		16.09%	3.54%	3.98%

(f)	Source: FactSet Research Systems Inc.

Benchmark Definition(s)

MSCI EAFE (Europe, Australasia, Far East) Value Index (net div) – a market capitalization-weighted index that is designed to measure equity market performance for value securities in the developed markets, excluding the U.S. and Canada. Morgan Stanley Capital International (“MSCI”) makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

5

MFS International Intrinsic Value Portfolio

EXPENSE TABLE

Fund Expenses Borne by the Contract Holders during the Period,

July 1, 2019 through December 31, 2019

As a contract holder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2019 through December 31, 2019.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight the fund’s ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/19	Ending Account Value 12/31/19	Expenses Paid During Period (p) 7/01/19-12/31/19
Initial Class	Actual	0.90%	$1,000.00	$1,075.83	$4.71
	Hypothetical (h)	0.90%	$1,000.00	$1,020.67	$4.58
Service Class	Actual	1.15%	$1,000.00	$1,074.78	$6.01
	Hypothetical (h)	1.15%	$1,000.00	$1,019.41	$5.85

(h)	5% class return per year before expenses.

(p)

“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

6

MFS International Intrinsic Value Portfolio

PORTFOLIO OF INVESTMENTS – 12/31/19

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)
COMMON STOCKS – 94.4%
Airlines – 0.7%
Ryanair Holdings PLC, ADR (a)	107,527	$9,420,440

Alcoholic Beverages – 6.7%
Diageo PLC	803,249	$34,052,791
Heineken N.V.	205,350	21,863,976
Pernod Ricard S.A.	198,167	35,432,056

		$91,348,823

Apparel Manufacturers – 1.0%
Compagnie Financiere Richemont S.A.	108,306	$8,511,836
LVMH Moet Hennessy Louis Vuitton SE	11,304	5,251,930

		$13,763,766

Automotive – 0.5%
Compagnie Generale des Etablissements
Michelin	37,415	$4,578,753
USS Co. Ltd.	113,500	2,143,328

		$6,722,081

Biotechnology – 0.9%
Novozymes A.S.	246,918	$12,083,020

Brokerage & Asset Managers – 0.4%
Euronext N.V.	65,469	$5,335,167

Business Services – 9.2%
Brenntag AG	109,500	$5,954,611
Compass Group PLC	847,949	21,228,349
Experian PLC	453,270	15,322,243
Intertek Group PLC	185,050	14,344,258
Nomura Research Institute Ltd.	684,600	14,730,982
Rentokil Initial PLC	612,057	3,672,610
Secom Co. Ltd.	183,900	16,411,429
SGS S.A.	7,487	20,508,408
Sohgo Security Services Co. Ltd.	110,600	5,989,786
Thomson Reuters Corp.	91,021	6,511,063

		$124,673,739

Chemicals – 3.7%
Givaudan S.A.	16,068	$50,322,492

Computer Software – 8.4%
ANSYS, Inc. (a)	112,785	$29,031,987
Cadence Design Systems, Inc. (a)	622,727	43,192,345
Dassault Systemes S.A.	88,201	14,498,933
OBIC Co. Ltd.	113,200	15,291,338
SAP SE	77,276	10,429,396
Wisetech Global Ltd.	111,592	1,830,097

		$114,274,096

Computer Software – Systems – 2.5%
Amadeus IT Group S.A.	373,680	$30,514,618
Descartes Systems Group, Inc. (a)	66,909	2,859,689

		$33,374,307

Issuer	Shares/Par	Value ($)
COMMON STOCKS – continued
Construction – 0.5%
Geberit AG	13,345	$7,490,188

Consumer Products – 10.6%
Colgate-Palmolive Co.	394,570	$27,162,199
Kao Corp.	350,100	28,875,539
Kobayashi Pharmaceutical Co. Ltd.	199,100	16,859,883
KOSE Corp.	23,000	3,361,577
L’Oréal	94,438	27,965,811
Reckitt Benckiser Group PLC	365,062	29,637,457
ROHTO Pharmaceutical Co. Ltd.	336,500	10,186,444

		$144,048,910

Electrical Equipment – 7.1%
IMI PLC	831,539	$12,986,171
Legrand S.A.	301,291	24,549,277
OMRON Corp.	221,700	12,915,512
Schneider Electric SE	309,351	31,750,409
Spectris PLC	232,473	8,948,553
Yokogawa Electric Corp.	254,400	4,505,834

		$95,655,756

Electronics – 9.9%
Analog Devices, Inc.	231,957	$27,565,770
DISCO Corp.	16,700	3,980,765
Halma PLC	433,567	12,152,246
Hirose Electric Co. Ltd.	119,600	15,289,898
Infineon Technologies AG	451,503	10,286,018
Samsung Electronics Co. Ltd.	292,637	14,100,519
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	608,506	35,354,199
Texas Instruments, Inc.	119,600	15,343,484

		$134,072,899

Engineering – Construction – 0.2%
Wartsila Oyj Abp	196,970	$2,176,271

Food & Beverages – 11.6%
Chocoladefabriken Lindt & Sprungli AG	192	$1,490,887
Danone S.A.	317,415	26,311,681
Ezaki Glico Co. Ltd.	137,900	6,136,125
ITO EN Ltd.	330,500	16,668,722
Kerry Group PLC	131,425	16,378,297
Nestle S.A.	660,776	71,539,687
Nissan Foods Holdings Co. Ltd.	51,300	3,807,921
Toyo Suisan Kaisha Ltd.	365,300	15,537,047

		$157,870,367

Insurance – 1.0%
Fairfax Financial Holdings Ltd.	12,524	$5,880,700
Hiscox Ltd.	405,264	7,644,212

		$13,524,912

Internet – 0.4%
Wix.com Ltd. (a)	42,549	$5,207,147

7

MFS International Intrinsic Value Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
COMMON STOCKS – continued
Machinery & Tools – 4.7%
Epiroc AB, “A”	175,904	$2,147,541
GEA Group AG	290,218	9,596,846
Misumi Group, Inc.	102,300	2,529,744
Nordson Corp.	76,120	12,395,381
Schindler Holding AG	23,377	5,946,908
SMC Corp.	23,800	10,879,179
Spirax Sarco Engineering PLC	169,335	19,940,368

		$63,435,967

Major Banks – 1.2%
Svenska Handelsbanken AB, “A”	648,107	$6,981,801
UBS Group AG	743,721	9,394,492

		$16,376,293

Medical Equipment – 2.8%
Dentsply Sirona, Inc.	99,215	$5,614,577
EssilorLuxottica	32,990	5,025,263
Nihon Kohden Corp.	363,100	10,099,601
Shimadzu Corp.	190,900	5,970,473
Terumo Corp.	332,200	11,736,480

		$38,446,394

Oil Services – 0.3%
Core Laboratories N.V.	111,574	$4,202,993

Other Banks & Diversified Financials – 1.3%
Chiba Bank Ltd.	522,400	$3,003,701
Hachijuni Bank Ltd.	512,500	2,231,758
Julius Baer Group Ltd.	74,951	3,866,815
Jyske Bank A.S. (a)	65,052	2,373,836
Mebuki Financial Group, Inc.	862,900	2,201,628
North Pacific Bank Ltd.	768,200	1,711,851
Sydbank A.S.	86,260	1,810,180

		$17,199,769

Pharmaceuticals – 1.3%
Santen Pharmaceutical Co. Ltd.	896,600	$17,095,408

Issuer	Shares/Par	Value ($)
COMMON STOCKS – continued
Precious Metals & Minerals – 1.0%
Agnico-Eagle Mines Ltd.	87,260	$5,374,498
Franco-Nevada Corp.	82,601	8,529,489

		$13,903,987

Real Estate – 3.8%
Deutsche Wohnen SE	511,146	$20,881,496
LEG Immobilien AG	65,728	7,781,895
TAG Immobilien AG	240,518	5,978,525
Vonovia SE	324,006	17,445,001

		$52,086,917

Specialty Chemicals – 2.7%
Croda International PLC	61,607	$4,178,157
Kansai Paint Co. Ltd.	245,700	6,005,040
Sika AG	40,976	7,699,406
Symrise AG	176,169	18,535,702

		$36,418,305

Specialty Stores – 0.0%
Esprit Holdings Ltd. (a)	1,561,273	$314,567

Total Common Stocks (Identified Cost, $906,250,491)		$1,280,844,981

PREFERRED STOCKS – 2.4%
Consumer Products – 2.4%
Henkel AG & Co. KGaA (Identified Cost, $37,298,430)	309,662	$32,025,472

INVESTMENT COMPANIES (h) – 3.0%
Money Market Funds – 3.0%
MFS Institutional Money Market Portfolio, 1.7% (v) (Identified Cost, $40,473,045)	40,476,769	$40,476,769

OTHER ASSETS, LESS LIABILITIES – 0.2%		2,822,195

NET ASSETS – 100.0%		$1,356,169,417

(a)	Non-income producing security.

(h)	An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund’s investments in affiliated issuers and in unaffiliated issuers were $40,476,769 and $1,312,870,453, respectively.

(v)	Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

ADR	American Depositary Receipt

Abbreviations indicate amounts shown in currencies other than the U.S. dollar. All amounts are stated in U.S. dollars unless otherwise indicated. A list of abbreviations is shown below:

JPY	Japanese Yen

Derivative Contracts at 12/31/19

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
Asset Derivatives
USD	49,487,004	JPY	5,203,656,000	JPMorgan Chase Bank N.A.	2/21/2020	$1,477,283

See Notes to Financial Statements

8

MFS International Intrinsic Value Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF ASSETS AND LIABILITIES

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

At 12/31/19

Assets
Investments in unaffiliated issuers, at value (identified cost, $943,548,921)	$1,312,870,453
Investments in affiliated issuers, at value (identified cost, $40,473,045)	40,476,769
Receivables for
Forward foreign currency exchange contracts	1,477,283
Investments sold	976
Fund shares sold	942,963
Dividends	4,506,144
Other assets	6,243
Total assets	$1,360,280,831

Liabilities
Payables for
Investments purchased	$190,382
Fund shares reacquired	3,636,469
Payable to affiliates
Investment adviser	64,307
Administrative services fee	987
Shareholder servicing costs	72
Distribution and/or service fees	14,433
Payable for independent Trustees’ compensation	48
Accrued expenses and other liabilities	204,716
Total liabilities	$4,111,414
Net assets	$1,356,169,417

Net assets consist of
Paid-in capital	$956,658,184
Total distributable earnings (loss)	399,511,233
Net assets	$1,356,169,417
Shares of beneficial interest outstanding	45,859,793

	Net assets	Shares outstanding	Net asset value per share
Initial Class	$308,052,536	10,288,697	$29.94
Service Class	1,048,116,881	35,571,096	29.47

See Notes to Financial Statements

9

MFS International Intrinsic Value Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF OPERATIONS

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Year ended 12/31/19

Net investment income (loss)
Income
Dividends	$25,383,526
Dividends from affiliated issuers	820,151
Income on securities loaned	20,113
Other	206
Foreign taxes withheld	(2,355,454)
Total investment income	$23,868,542
Expenses
Management fee	$11,189,302
Distribution and/or service fees	2,427,532
Shareholder servicing costs	19,072
Administrative services fee	181,551
Independent Trustees’ compensation	27,233
Custodian fee	181,550
Shareholder communications	55,303
Audit and tax fees	61,288
Legal fees	8,389
Miscellaneous	42,583
Total expenses	$14,193,803
Reduction of expenses by investment adviser	(284,266)
Net expenses	$13,909,537
Net investment income (loss)	$9,959,005

Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers	$25,621,237
Affiliated issuers	3,678
Forward foreign currency exchange contracts	410,041
Foreign currency	75,795
Net realized gain (loss)	$26,110,751
Change in unrealized appreciation or depreciation
Unaffiliated issuers	$251,148,222
Affiliated issuers	1,216
Forward foreign currency exchange contracts	543,356
Translation of assets and liabilities in foreign currencies	44,851
Net unrealized gain (loss)	$251,737,645
Net realized and unrealized gain (loss)	$277,848,396
Change in net assets from operations	$287,807,401

See Notes to Financial Statements

10

MFS International Intrinsic Value Portfolio

FINANCIAL STATEMENTS  |  STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Year ended
	12/31/19	12/31/18
Change in net assets

From operations
Net investment income (loss)	$9,959,005	$18,761,103
Net realized gain (loss)	26,110,751	331,520,353
Net unrealized gain (loss)	251,737,645	(519,204,339)
Change in net assets from operations	$287,807,401	$(168,922,883)
Total distributions to shareholders	$(58,909,960)	$(42,976,985)
Change in net assets from fund share transactions	$(13,250,059)	$(693,239,677)
Total change in net assets	$215,647,382	$(905,139,545)

Net assets
At beginning of period	1,140,522,035	2,045,661,580
At end of period	$1,356,169,417	$1,140,522,035

See Notes to Financial Statements

11

MFS International Intrinsic Value Portfolio

FINANCIAL STATEMENTS  |  FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Initial Class	Year ended

	12/31/19	12/31/18	12/31/17	12/31/16		12/31/15

Net asset value, beginning of period	$25.02	$28.25	$22.57	$22.46		$21.73

Income (loss) from investment operations
Net investment income (loss) (d)	$0.28	$0.30	$0.29	$0.32	(c)	$0.30
Net realized and unrealized gain (loss)	6.06	(2.91)	5.80	0.64		1.11
Total from investment operations	$6.34	$(2.61)	$6.09	$0.96		$1.41

Less distributions declared to shareholders
From net investment income	$(0.54)	$(0.31)	$(0.39)	$(0.32)		$(0.45)
From net realized gain	(0.88)	(0.31)	(0.02)	(0.53)		(0.23)
Total distributions declared to shareholders	$(1.42)	$(0.62)	$(0.41)	$(0.85)		$(0.68)
Net asset value, end of period (x)	$29.94	$25.02	$28.25	$22.57		$22.46
Total return (%) (k)(r)(s)(x)	25.94	(9.49)	27.14	4.05	(c)	6.65

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.92	0.91	0.91	0.91	(c)	0.93
Expenses after expense reductions (f)	0.90	0.90	0.90	0.89	(c)	0.91
Net investment income (loss)	0.99	1.08	1.13	1.41	(c)	1.33
Portfolio turnover	13	16	10	17		24
Net assets at end of period (000 omitted)	$308,053	$282,244	$317,415	$238,192		$230,349

Service Class	Year ended

	12/31/19	12/31/18	12/31/17	12/31/16		12/31/15

Net asset value, beginning of period	$24.60	$27.80	$22.23	$22.13		$21.44

Income (loss) from investment operations
Net investment income (loss) (d)	$0.20	$0.27	$0.23	$0.26	(c)	$0.25
Net realized and unrealized gain (loss)	5.97	(2.91)	5.70	0.63		1.07
Total from investment operations	$6.17	$(2.64)	$5.93	$0.89		$1.32

Less distributions declared to shareholders
From net investment income	$(0.42)	$(0.25)	$(0.34)	$(0.26)		$(0.40)
From net realized gain	(0.88)	(0.31)	(0.02)	(0.53)		(0.23)
Total distributions declared to shareholders	$(1.30)	$(0.56)	$(0.36)	$(0.79)		$(0.63)
Net asset value, end of period (x)	$29.47	$24.60	$27.80	$22.23		$22.13
Total return (%) (k)(r)(s)(x)	25.65	(9.72)	26.82	3.84	(c)	6.32

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.17	1.15	1.16	1.16	(c)	1.18
Expenses after expense reductions (f)	1.15	1.14	1.15	1.14	(c)	1.16
Net investment income (loss)	0.72	0.97	0.89	1.17	(c)	1.10
Portfolio turnover	13	16	10	17		24
Net assets at end of period (000 omitted)	$1,048,117	$858,278	$1,728,247	$1,273,735		$1,124,133

See Notes to Financial Statements

12

MFS International Intrinsic Value Portfolio

Financial Highlights – continued

(c)	Amount reflects a one-time reimbursement of expenses by the custodian (or former custodian) without which net investment income and performance would be lower and expenses would be higher.

(d)	Per share data is based on average shares outstanding.

(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.

(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.

(r)	Certain expenses have been reduced without which performance would have been lower.

(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

(x)

The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

13

MFS International Intrinsic Value Portfolio

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS International Intrinsic Value Portfolio (formerly MFS International Value Portfolio) (the fund) is a diversified series of MFS Variable Insurance Trust II (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s market, economic, industrial, political, regulatory, geopolitical, and other conditions.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Forward foreign currency exchange contracts are generally valued at the mean of bid and asked prices for the time period interpolated from rates provided by a third-party pricing service for proximate time periods. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halt of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an

14

MFS International Intrinsic Value Portfolio

Notes to Financial Statements – continued

investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments, such as forward foreign currency exchange contracts. The following is a summary of the levels used as of December 31, 2019 in valuing the fund’s assets or liabilities:

Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities:
Japan	$35,380,469	$230,776,524	$—	$266,156,993
Switzerland	186,771,119	—	—	186,771,119
United Kingdom	184,107,415	—	—	184,107,415
France	180,699,280	—	—	180,699,280
United States	164,508,736	—	—	164,508,736
Germany	138,914,962	—	—	138,914,962
Taiwan	35,354,199	—	—	35,354,199
Spain	30,514,618	—	—	30,514,618
Canada	29,155,439	—	—	29,155,439
Other Countries	82,587,173	14,100,519	—	96,687,692
Mutual Funds	40,476,769	—	—	40,476,769
Total	$1,108,470,179	$244,877,043	$—	$1,353,347,222

Other Financial Instruments
Forward Foreign Currency Exchange Contracts – Assets	$—	$1,477,283	$—	$1,477,283

For further information regarding security characteristics, see the Portfolio of Investments.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Derivatives – The fund uses derivatives primarily to increase or decrease exposure to a particular market or segment of the market, or security, to increase or decrease interest rate or currency exposure, or as alternatives to direct investments. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.

The derivative instruments used by the fund during the period were forward foreign currency exchange contracts. Depending on the type of derivative, the fund may exit a derivative position by entering into an offsetting transaction with a counterparty or exchange, negotiating an agreement with the derivative counterparty, or novating the position to a third party. The fund’s period end derivatives, as presented in the Portfolio of Investments and the associated Derivative Contract tables, generally are indicative of the volume of its derivative activity during the period.

The following table presents, by major type of derivative contract, the fair value, on a gross basis, of the asset and liability components of derivatives held by the fund at December 31, 2019 as reported in the Statement of Assets and Liabilities:

		Fair Value
Risk	Derivative Contracts	Asset Derivatives
Foreign Exchange	Forward Foreign Currency Exchange Contracts	$1,477,283

15

MFS International Intrinsic Value Portfolio

Notes to Financial Statements – continued

The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the year ended December 31, 2019 as reported in the Statement of Operations:

Risk	Forward Foreign Currency Exchange Contracts
Foreign Exchange	$410,041

The following table presents, by major type of derivative contract, the change in unrealized appreciation or depreciation on derivatives held by the fund for the year ended December 31, 2019 as reported in the Statement of Operations:

Risk	Forward Foreign Currency Exchange Contracts
Foreign Exchange	$543,356

Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain, but not all, uncleared derivatives, the fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an ISDA Master Agreement on a bilateral basis. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a specified deterioration in the credit quality of the other party. Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each agreement to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any.

Collateral and margin requirements differ by type of derivative. For cleared derivatives (e.g., futures contracts, cleared swaps, and exchange-traded options), margin requirements are set by the clearing broker and the clearing house and collateral, in the form of cash or securities, is posted by the fund directly with the clearing broker. Collateral terms are counterparty agreement specific for uncleared derivatives (e.g., forward foreign currency exchange contracts, uncleared swap agreements, and uncleared options) and collateral, in the form of cash and securities, is held in segregated accounts with the fund’s custodian in connection with these agreements. For derivatives traded under an ISDA Master Agreement, which contains a collateral support annex, the collateral requirements are netted across all transactions traded under such counterparty-specific agreement and an amount is posted from one party to the other to collateralize such obligations. Cash that has been segregated or delivered to cover the fund’s collateral or margin obligations under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities as restricted cash for uncleared derivatives and/or deposits with brokers for cleared derivatives. Securities pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments. The fund may be required to make payments of interest on uncovered collateral or margin obligations with the broker. Any such payments are included in “Miscellaneous” expense in the Statement of Operations.

Forward Foreign Currency Exchange Contracts – The fund entered into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. These contracts may be used to hedge the fund’s currency risk or for non-hedging purposes. For hedging purposes, the fund may enter into contracts to deliver or receive foreign currency that the fund will receive from or use in its normal investment activities. The fund may also use contracts to hedge against declines in the value of foreign currency denominated securities due to unfavorable exchange rate movements. For non-hedging purposes, the fund may enter into contracts with the intent of changing the relative exposure of the fund’s portfolio of securities to different currencies to take advantage of anticipated exchange rate changes.

Forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any unrealized gains or losses are recorded as a receivable or payable for forward foreign currency exchange contracts until the contract settlement date. On contract settlement date, any gain or loss on the contract is recorded as realized gains or losses on forward foreign currency exchange contracts.

Risks may arise upon entering into these contracts from unanticipated movements in the value of the contract and from the potential inability of counterparties to meet the terms of their contracts. Generally, the fund’s maximum risk due to counterparty credit risk is the unrealized gain on the contract due to the use of Continuous Linked Settlement, a multicurrency cash settlement system for the centralized settlement of foreign transactions. This risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and, where applicable, by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

16

MFS International Intrinsic Value Portfolio

Notes to Financial Statements – continued

Security Loans – Under its Securities Lending Agency Agreement with the fund, State Street Bank and Trust Company, as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. Security loans can be terminated at the discretion of either the lending agent or the fund and the related securities must be returned within the earlier of the standard trade settlement period for such securities or within three business days. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. On loans collateralized by cash, the cash collateral is invested in a money market fund. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. The lending agent provides the fund with indemnification against Borrower default. In the event of Borrower default, the lending agent will, for the benefit of the fund, either purchase securities identical to those loaned or, when such purchase is commercially impracticable, pay the fund the market value of the loaned securities. In return, the lending agent assumes the fund’s rights to the related collateral. If the collateral value is less than the cost to purchase identical securities, the lending agent is responsible for the shortfall, but only to the extent that such shortfall is not due to a decline in collateral value resulting from collateral reinvestment for which the fund bears the risk of loss. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is separately reported in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income. At December 31, 2019, there were no securities on loan or collateral outstanding.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend payments received in additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future.

Book/tax differences primarily relate to wash sale loss deferrals and derivative transactions.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	Year ended 12/31/19	Year ended 12/31/18
Ordinary income (including any short-term capital gains)	$21,217,617	$19,511,316
Long-term capital gains	37,692,343	23,465,669
Total distributions	$58,909,960	$42,976,985

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MFS International Intrinsic Value Portfolio

Notes to Financial Statements – continued

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 12/31/19

Cost of investments	$993,381,078
Gross appreciation	391,993,547
Gross depreciation	(30,550,120)
Net unrealized appreciation (depreciation)	$361,443,427

Undistributed ordinary income	12,547,094
Undistributed long-term capital gain	25,587,453
Other temporary differences	(66,741)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	Year ended 12/31/19	Year ended 12/31/18
Initial Class	$14,425,226	$6,728,011
Service Class	44,484,734	36,248,974
Total	$58,909,960	$42,976,985

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates based on the fund’s average daily net assets:

Up to $1 billion	0.90%
In excess of $1 billion and up to $2 billion	0.80%
In excess of $2 billion	0.70%

MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the year ended December 31, 2019, this management fee reduction amounted to $124,260, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended December 31, 2019 was equivalent to an annual effective rate of 0.87% of the fund’s average daily net assets.

The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, such that total annual operating expenses do not exceed 0.90% of average daily net assets for the Initial Class shares and 1.15% of average daily net assets for the Service Class shares. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until April 30, 2021. For the year ended December 31, 2019, this reduction amounted to $160,006, which is included in the reduction of total expenses in the Statement of Operations.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2019, the fee was $17,767, which equated to 0.0014% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2019, these costs amounted to $1,305.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The

18

MFS International Intrinsic Value Portfolio

Notes to Financial Statements – continued

fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended December 31, 2019 was equivalent to an annual effective rate of 0.0142% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration from MFS for their services to the fund. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other funds managed by MFS (the funds) had entered into a service agreement (the ISO Agreement) which provided for payment of fees solely by the funds to Tarantino LLC in return for the provision of services of an Independent Senior Officer (ISO) for the funds. Frank L. Tarantino served as the ISO and was an officer of the funds and the sole member of Tarantino LLC. Effective June 30, 2019, Mr. Tarantino retired from his position as ISO for the funds, and the ISO Agreement was terminated. For the year ended December 31, 2019, the fee paid by the fund under this agreement was $1,476 and is included in “Miscellaneous” expense in the Statement of Operations. MFS had agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ISO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS.

The fund is permitted to engage in purchase and sale transactions with funds and accounts for which MFS serves as investment adviser or sub-adviser (“cross-trades”) pursuant to a policy adopted by the Board of Trustees. This policy has been designed to ensure that cross-trades conducted by the fund comply with Rule 17a-7 under the Investment Company Act of 1940. During the year ended December 31, 2019, the fund engaged in purchase and sale transactions pursuant to this policy, which amounted to $978,500 and $822,921, respectively. The sales transactions resulted in net realized gains (losses) of $115,434.

(4)	Portfolio Securities

For the year ended December 31, 2019, purchases and sales of investments, other than short-term obligations, aggregated $158,553,125 and $227,530,758, respectively.

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 12/31/19		Year ended 12/31/18

	Shares	Amount	Shares	Amount
Shares sold
Initial Class	1,272,961	$35,746,878	1,807,723	$49,642,877
Service Class	4,881,451	134,750,061	9,068,135	246,748,145
	6,154,412	$170,496,939	10,875,858	$296,391,022

Shares issued to shareholders in reinvestment of distributions
Initial Class	513,152	$13,849,975	227,591	$6,449,925
Service Class	1,672,987	44,484,734	1,299,712	36,248,974
	2,186,139	$58,334,709	1,527,303	$42,698,899

Shares reacquired
Initial Class	(2,779,834)	$(78,917,068)	(1,988,524)	$(55,464,604)
Service Class	(5,877,448)	(163,164,639)	(37,642,907)	(976,864,994)
	(8,657,282)	$(242,081,707)	(39,631,431)	$(1,032,329,598)

Net change
Initial Class	(993,721)	$(29,320,215)	46,790	$628,198
Service Class	676,990	16,070,156	(27,275,060)	(693,867,875)
	(316,731)	$(13,250,059)	(27,228,270)	$(693,239,677)

The fund is one of several mutual funds in which certain MFS funds may invest. The MFS funds do not invest in the underlying funds for the purpose of exercising management or control. At the end of the period, the MFS Moderate Allocation Portfolio, the MFS Growth Allocation Portfolio, and the MFS Conservative Allocation Portfolio were the owners of record of approximately 3%, 1%, and 1%, respectively, of the value of outstanding voting shares of the fund.

Effective at the close of business on October 16, 2017, the fund is closed to new investors subject to certain exceptions. Please see the fund’s prospectus for details.

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MFS International Intrinsic Value Portfolio

Notes to Financial Statements – continued

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndicate of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the highest of one month LIBOR, the Federal Funds Effective Rate and the Overnight Bank Funding Rate, plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at rates equal to customary reference rates plus an agreed upon spread. For the year ended December 31, 2019, the fund’s commitment fee and interest expense were $6,764 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

(7)	Investments in Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the following were affiliated issuers:

Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
MFS Institutional Money Market Portfolio	$34,696,385	$191,250,949	$185,475,459	$3,678	$1,216	$40,476,769

Affiliated Issuers					Dividend Income	Capital Gain Distributions
MFS Institutional Money Market Portfolio					$820,151	$—

20

MFS International Intrinsic Value Portfolio

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Variable Insurance Trust II and the Shareholders of MFS International Intrinsic Value Portfolio (formerly MFS International Value Portfolio):

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of MFS International Intrinsic Value Portfolio (formerly MFS International Value Portfolio) (the “Fund”), including the portfolio of investments, as of December 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2019, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 14, 2020

We have served as the auditor of one or more of the MFS investment companies since 1924.

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MFS International Intrinsic Value Portfolio

TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of February 1, 2020, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 56)	Trustee	February 2004	133	Massachusetts Financial Services Company, Executive Chairman (since January 2017); Director; Chairman of the Board; Chief Executive Officer (until 2015); Co-Chief Executive Officer (2015-2016)	N/A

Robin A. Stelmach (k) (age 58)	Trustee	January 2014	133	Massachusetts Financial Services Company, Vice Chair (since January 2017); Chief Operating Officer and Executive Vice President (until January 2017)	N/A

INDEPENDENT TRUSTEES
John P. Kavanaugh (age 65)	Trustee and Chair of Trustees	January 2009	133	Private investor	N/A

Steven E. Buller (age 68)	Trustee	February 2014	133	Financial Accounting Standards Advisory Council, Chairman (2014-2015); Public Company Accounting Oversight Board, Standing Advisory Group, Member (until 2014); BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A

John A. Caroselli (age 65)	Trustee	March 2017	133	JC Global Advisors, LLC (management consulting), President (since 2015); First Capital Corporation (commercial finance), Executive Vice President (until 2015)	N/A

Maureen R. Goldfarb (age 64)	Trustee	January 2009	133	Private investor	N/A

Peter D. Jones (age 64)	Trustee	January 2019	133	Franklin Templeton Distributors, Inc. (investment management), President (until 2015); Franklin Templeton Institutional, LLC (investment management), Chairman (until 2015)	N/A

James W. Kilman, Jr. (age 58)	Trustee	January 2019	133	Burford Capital Limited (finance and investment management), Chief Financial Officer (since 2019); KielStrand Capital LLC (family office), Chief Executive Officer (since 2016); Morgan Stanley & Co. (financial services), Vice Chairman of Investment Banking, Co-Head of Diversified Financials Coverage – Financial Institutions Investment Banking Group (until 2016)	Alpha-En Corporation, Director (2016-2019)

22

MFS International Intrinsic Value Portfolio

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
Clarence Otis, Jr. (age 63)	Trustee	March 2017	133	Darden Restaurants, Inc., Chief Executive Officer (until 2014)	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director; Federal Reserve Bank of Atlanta, Director (until 2015)

Maryanne L. Roepke (age 63)	Trustee	May 2014	133	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A

Laurie J. Thomsen (age 62)	Trustee	March 2005	133	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director (since 2015)

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 46)	Assistant Secretary and Assistant Clerk	July 2005	133	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

Kino Clark (k) (age 51)	Assistant Treasurer	January 2012	133	Massachusetts Financial Services Company, Vice President

John W. Clark, Jr. (k) (age 52)	Assistant Treasurer	April 2017	133	Massachusetts Financial Services Company, Vice President (since March 2017); Deutsche Bank (financial services), Department Head –Treasurer’s Office (until February 2017)

Thomas H. Connors (k) (age 60)	Assistant Secretary and Assistant Clerk	September 2012	133	Massachusetts Financial Services Company, Vice President and Senior Counsel

David L. DiLorenzo (k) (age 51)	President	July 2005	133	Massachusetts Financial Services Company, Senior Vice President

Heidi W. Hardin (k) (age 52)	Secretary and Clerk	April 2017	133	Massachusetts Financial Services Company, Executive Vice President and General Counsel (since March 2017); Harris Associates (investment management), General Counsel (from September 2015 to January 2017); Janus Capital Management LLC (investment management), Senior Vice President and General Counsel (until September 2015)

Brian E. Langenfeld (k) (age 46)	Assistant Secretary and Assistant Clerk	June 2006	133	Massachusetts Financial Services Company, Vice President and Senior Counsel

Amanda S. Mooradian (k) (age 40)	Assistant Secretary and Assistant Clerk	September 2018	133	Massachusetts Financial Services Company, Assistant Vice President and Counsel

Susan A. Pereira (k) (age 49)	Assistant Secretary and Assistant Clerk	July 2005	133	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

Kasey L. Phillips (k) (age 49)	Assistant Treasurer	September 2012	133	Massachusetts Financial Services Company, Vice President

Matthew A. Stowe (k) (age 45)	Assistant Secretary and Assistant Clerk	October 2014	133	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

23

MFS International Intrinsic Value Portfolio

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
Martin J. Wolin (k) (age 52)	Chief Compliance Officer	July 2015	133	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer (since July 2015); Mercer (financial service provider), Chief Risk and Compliance Officer, North America and Latin America (until June 2015)

James O. Yost (k) (age 59)	Treasurer	September 1990	133	Massachusetts Financial Services Company, Senior Vice President

(h)

Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(k)

“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee (other than Messrs. Jones and Kilman) has been elected by shareholders and each Trustee and Officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Messrs. Jones and Kilman became Trustees of the Funds on January 1, 2019. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board’s retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).

Messrs. Buller, Kilman and Otis and Ms. Roepke are members of the Trust’s Audit Committee.

Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.

The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	Custodian State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900

Distributor MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116

Portfolio Manager(s) Pablo De La Mata Benjamin Stone

24

MFS International Intrinsic Value Portfolio

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

MFS International Intrinsic Value Portfolio

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2019 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Senior Officer, a senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2018 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Broadridge performance universe”), (ii) information provided by Broadridge on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Broadridge as well as all other funds in the same investment classification/category (the “Broadridge expense group and universe”), (iii) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the Broadridge performance universe over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Broadridge performance universe over the five-year period ended December 31, 2018, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Initial Class shares was in the 1st quintile relative to the other funds in the universe for this five-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Initial Class shares was in the 1st quintile for each of the one- and three-year periods ended December 31, 2018 relative to the Broadridge performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

25

MFS International Intrinsic Value Portfolio

Board Review of Investment Advisory Agreement – continued

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets and the advisory fee and total expense ratios of the Broadridge expense group based on information provided by Broadridge. The Trustees considered that MFS currently observes an expense limitation for the Fund, which may not be changed without the Trustees’ approval. The Trustees also considered that, according to the data provided by Broadridge (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each higher than the Broadridge expense group median.

The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund, if any. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.

The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to contractual breakpoints that reduce the Fund’s advisory fee rate on average daily net assets over $1 billion and $2 billion. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the breakpoints and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the MFS Funds. The Trustees also considered that, effective January 3, 2018, MFS had discontinued its historic practice of obtaining investment research from portfolio brokerage commissions paid by certain MFS Funds and would thereafter directly pay for or voluntarily reimburse a Fund, if applicable, for the costs of external research acquired through the use of the Fund’s portfolio brokerage commissions.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2019.

26

MFS International Intrinsic Value Portfolio

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at http://www.sec.gov. A shareholder can obtain the portfolio holdings report for the first and third quarters of the fund’s fiscal year at mfs.com/vit2 by choosing the fund’s name and then selecting the “Resources” tab and clicking on “Prospectus and Reports”.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available at https://www.mfs.com/en-us/what-we-do/announcements.html or at mfs.com/vit2 by choosing the fund’s name.

INFORMATION ABOUT FUND CONTRACTS AND LEGAL CLAIMS

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

FEDERAL TAX INFORMATION (unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates $41,462,000 as capital gain dividends paid during the fiscal year.

For corporate shareholders, 10.05% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

Income derived from foreign sources was $23,628,145. The fund intends to pass through foreign tax credits of $2,294,336 for the fiscal year.

27

rev. 3/16

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•  Social Security number and account balances

•  Account transactions and transaction history

•  Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

28

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

•  open an account or provide account information

•  direct us to buy securities or direct us to sell your securities

•  make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•  sharing for affiliates’ everyday business purposes – information about your creditworthiness

•  affiliates from using your information to market to you

•  sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

•  MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

29

Annual Report

December 31, 2019

MFS® Massachusetts Investors Growth Stock Portfolio

MFS® Variable Insurance Trust II

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, the insurance company that offers your contract may determine that it will no longer send you paper copies of the fund’s annual and semiannual shareholder reports unless you specifically request paper copies from the insurance company or from your financial intermediary. Instead, the shareholder reports will be made available on a Web site (insurancefunds.mfs.com or other Web site of which you will be notified), and the insurance company will notify you by mail each time a report is posted and provide you with a Web site link to access the report. Instructions for requesting paper copies will be provided by your insurance company or financial intermediary.

If you already elected to receive shareholder reports by email, you will not be affected by this change and you need not take any action. If your insurance company or financial intermediary offers electronic delivery, you may elect to receive shareholder reports and other communications from the insurance company or financial intermediary by email by following the instructions provided by the insurance company or financial intermediary.

Beginning on January 1, 2019, you may elect to receive all future reports in paper free of charge from the insurance company or financial intermediary. You can inform the insurance company or financial intermediary that you wish to continue receiving paper copies of your shareholder reports by contacting your insurance company or financial intermediary. Your election to receive reports in paper will apply to all funds held in your account with your insurance company or financial intermediary.

MIS-ANN

MFS® Massachusetts Investors Growth Stock Portfolio

The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK OR CREDIT UNION GUARANTEE • NOT A DEPOSIT • NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS Massachusetts Investors Growth Stock Portfolio

LETTER FROM THE EXECUTIVE CHAIR

Dear Contract Owners:

Slowing global growth, low inflation, and trade friction between the United States and China have been hallmarks of the past 12 months. After experiencing an uptick in market volatility in late 2018, markets steadied for most of 2019, thanks in large measure to the adoption of a dovish policy stance on the part of global central banks, focused on supporting economic growth. Negotiations aimed at a “phase one” trade deal between the U.S. and China bore fruit at the end of the period, boosting investor sentiment, while signs of stability emerging from the global manufacturing sector also lifted spirits. Uncertainty over Brexit, along with the ripple effects from the trade conflict, hampered business confidence and investment in the United Kingdom and Europe for much of the period, though investors expect greater clarity regarding Brexit as a result of December’s general election. The pro-Brexit Conservative Party won the election by a comfortable margin and set the stage for the U.K.’s departure from the EU at the end of January.

Markets expect the longest economic expansion in U.S. history will continue, albeit at a slower pace, as trade tensions recede. In an effort to prolong the expansion, the U.S. Federal Reserve lowered interest rates three times between July and October and the European Central Bank loosened policy in September. While the global monetary policy backdrop remains quite accommodative, signs of easing trade tensions and fading global recession fears led to improved market sentiment in late 2019 as investors grew less risk averse. In early 2020, an outbreak of coronavirus emanating from China reintroduced global growth fears, causing an uptick in volatility.

Here at MFS®, we aim to help our clients navigate the growing complexity of the markets and world economies. Our long-term investment philosophy and commitment to the responsible allocation of capital allow us to tune out the noise and uncover what we believe are the best, most durable investment opportunities in the market. Through our powerful global investment platform, we combine collective expertise, thoughtful risk management and long-term discipline to create sustainable value for investors.

Respectfully,

Robert J. Manning

Executive Chair

MFS Investment Management

February 14, 2020

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

1

MFS Massachusetts Investors Growth Stock Portfolio

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
Alphabet, Inc., “A”	6.0%
Microsoft Corp.	5.3%
Accenture PLC, “A”	3.7%
Apple, Inc.	3.4%
Visa, Inc., “A”	3.3%
Marriott International, Inc., “A”	2.9%
Aon PLC	2.8%
Texas Instruments, Inc.	2.4%
Thermo Fisher Scientific, Inc.	2.4%
Fidelity National Information Services, Inc.	2.2%

GICS equity sectors (g)
Information Technology	30.8%
Health Care	15.4%
Consumer Discretionary	13.3%
Communication Services	10.0%
Industrials	9.2%
Financials	8.8%
Consumer Staples	6.6%
Materials	4.9%

(g)

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and S&P Global Market Intelligence Inc. (“S&P Global Market Intelligence”). GICS is a service mark of MSCI and S&P Global Market Intelligence and has been licensed for use by MFS.

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

Percentages are based on net assets as of December 31, 2019.

The portfolio is actively managed and current holdings may be different.

2

MFS Massachusetts Investors Growth Stock Portfolio

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended December 31, 2019, Initial Class shares of the MFS Massachusetts Investors Growth Stock Portfolio (fund) provided a total return of 39.95%, while Service Class shares of the fund provided a total return of 39.58%. These compare with a return of 36.39% over the same period for the fund’s benchmark, the Russell 1000® Growth Index.

Market Environment

Fading fears of a near-term global recession, the announcement of a partial trade deal between the United States and China and the decline in uncertainty over Brexit helped bolster market sentiment late in the period. Changes in market sentiment, largely driven by uncertainty over the outcome of trade negotiations between the US and China, had contributed to periodic bouts of volatility during the reporting period. The global economy decelerated, led by weakness in China and Europe, although the pace of the slowdown moderated late in the period amid nascent signs of stabilization in the manufacturing sector.

The deteriorating global growth backdrop, along with declining inflationary pressures, prompted the US Federal Reserve to adopt a more dovish posture beginning in early 2019, resulting in the first interest rate cut in over a decade at the end of July, followed by additional cuts in September and October. The Fed’s actions led to a sharp decline in long-term interest rates during the period’s second half, causing the inversion of portions of the US Treasury yield curve for a time. Amid an improvement in risk sentiment in Q4 2019 and indications of a bottoming in growth and a potential upturn in activity, the Fed indicated in October that further rate cuts were unlikely unless the outlook for the economy materially worsened.

Globally, central banks have tilted more dovish as well, with the European Central Bank unveiling a package of easing measures, which included putting overnight rates deeper into negative territory, restarting its bond-buying program and lengthening the term of cheap loans to banks to three years from two. The central banks of India and Australia are among those that have cut rates several times in recent months, although China has been more cautious in increasing liquidity as it keeps trying to deleverage its economy, cutting rates only marginally.

Emerging markets experienced considerable volatility through the end of 2018, as tighter global financial conditions exposed structural weakness in some countries. Those conditions improved in 2019 as the Fed became more dovish. Notwithstanding the periodic headwinds on market sentiment from significant trade friction between the US and China over much of the year, emerging market hard currency debt and local rates benefited from relatively cheap valuations at the beginning of the period and easier global monetary conditions. These factors, plus the fading of certain global risk factors mentioned above, hastened spread tightening in the latter part of the period. At the same time, idiosyncratic risks spiked in some countries (e.g., Argentina and Lebanon), contributing to increased dispersion in performance among sovereign assets.

Contributors to Performance

Security selection and, to a lesser extent, an underweight allocation to both the consumer discretionary and health care sectors were primary contributors to the fund’s performance relative to the Russell 1000® Growth Index. Within the consumer discretionary sector, not holding shares of internet retailer Amazon.com, and holding shares of luxury goods company LVMH Moet Hennessy Louis Vuitton (b) (France), benefited relative returns. The stock price of LVMH Moet Hennessy Louis Vuitton rose on the back of strong sales results, notably from its Fashion & Leather division. Within the health care sector, not holding shares of pharmaceutical company AbbVie and health insurance and Medicare/Medicaid provider UnitedHealth Group lifted relative returns. AbbVie’s stock price ended the period relatively unchanged, underperforming the benchmark, as sales of the company’s arthritis drug, Humira, were sluggish and investors appeared to have reacted unfavorably to the company’s mid-period announcement that it would acquire competitor Allergan.

Stock selection in the financials sector further aided relative results. Notably, the fund’s holdings of global alternative asset manager Blackstone Group (b), and an overweight position in credit rating agency Moody’s, positively impacted relative returns. The stock price of Blackstone Group rose as investors appeared to have reacted favorably to the company’s strong earnings that benefited from growth in both fee-related and realized investment income. Additionally, Blackstone Group’s decision to convert from a limited partnership structure to a C corporation broadened the firm’s potential ownership pool and further supported its share price performance.

Other top relative contributors during the period included not holding shares of aerospace company Boeing and network equipment company Cisco Systems, an overweight position in Accenture, and holding shares of semiconductor manufacturer Taiwan Semiconductor Manufacturing (b) (Taiwan). The stock price of Boeing underperformed over the reporting period as the company worked to respond to safety concerns that have grounded its 737 Max airliner globally.

Detractors from Performance

Stock selection and an underweight position in the information technology sector weighed on relative performance during the reporting period. Notably, an underweight position in computer and personal electronics maker Apple and software giant Microsoft,

3

MFS Massachusetts Investors Growth Stock Portfolio

Management Review – continued

an overweight position in custom IT consulting and technology services provider Cognizant Technology Solutions, and not holding shares of computer graphics processors maker NVIDIA, dampened relative results. The stock price of Apple advanced during the reporting period as the company’s revenues came in higher than expected, driven by stronger-than-expected demand in its wearable technology and services segments.

Security selection in the communication services sector also hindered relative returns. Within this sector, not holding social media company Facebook negatively impacted relative performance as the stock price outperformed the benchmark on the back of strong advertising revenues, robust active user growth and high user-engagement levels.

Stock selection and an overweight position in the consumer staples sector were additional factors that detracted from relative performance. Within this sector, holding shares of household products manufacturer Reckitt Benckiser Group (b)(h) (United Kingdom), and an overweight position in global consumer products company Colgate-Palmolive, held back relative returns. Reckitt Benckiser Group’s stock price declined over the reporting period as investors appeared to have been disappointed with the company’s lackluster sales growth.

Stocks in other sectors that detracted from relative results included the timing of the fund’s positions in shares of animal health services firm Elanco Animal Health (h) and electronic brokerage firm TD Ameritrade Holding, and an overweight position in diversified industrial growth company Fortive.

Respectfully,

Portfolio Manager(s)

Jeffrey Constantino and Joseph Skorski

Note to Shareholders: Effective July 1, 2019, Joseph Skorski was added as a Portfolio Manager of the Fund.

(b)	Security is not a benchmark constituent.

(h)	Security was not held in the portfolio at period end.

The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

4

MFS Massachusetts Investors Growth Stock Portfolio

PERFORMANCE SUMMARY THROUGH 12/31/19

The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.

Growth of a Hypothetical $10,000 Investment

Total Returns through 12/31/19

Average annual total returns

Share Class	Class Inception Date	1-yr	5-yr	10-yr
Initial Class	5/06/98	39.95%	13.93%	14.08%
Service Class	8/24/01	39.58%	13.66%	13.79%

Comparative benchmark(s)
Russell 1000® Growth Index (f)		36.39%	14.63%	15.22%

(f)	Source: FactSet Research Systems Inc.

Benchmark Definition(s)

Russell 1000® Growth Index – constructed to provide a comprehensive barometer for growth securities in the large-cap segment of the U.S. equity universe. Companies in this index generally have higher price-to-book ratios and higher forecasted growth values. Frank Russell Company (“Russell”) is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company. Neither Russell nor its licensors accept any liability for any errors or omissions in the Russell Indexes and/or Russell ratings or underlying data and no party may rely on any Russell Indexes and/or Russell ratings and/or underlying data contained in this document. No further distribution of Russell Data is permitted without Russell’s express written consent. Russell does not promote, sponsor, or endorse the content of this document.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

5

MFS Massachusetts Investors Growth Stock Portfolio

EXPENSE TABLE

Fund Expenses Borne by the Contract Holders during the Period,

July 1, 2019 through December 31, 2019

As a contract holder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2019 through December 31, 2019.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight the fund’s ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/19	Ending Account Value 12/31/19	Expenses Paid During Period (p) 7/01/19-12/31/19
Initial Class	Actual	0.78%	$1,000.00	$1,125.76	$4.18
	Hypothetical (h)	0.78%	$1,000.00	$1,021.27	$3.97
Service Class	Actual	1.03%	$1,000.00	$1,124.70	$5.52
	Hypothetical (h)	1.03%	$1,000.00	$1,020.01	$5.24

(h)	5% class return per year before expenses.

(p)

“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

6

MFS Massachusetts Investors Growth Stock Portfolio

PORTFOLIO OF INVESTMENTS – 12/31/19

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)
COMMON STOCKS – 99.0%
Aerospace – 1.4%
United Technologies Corp.	95,582	$14,314,360

Apparel Manufacturers – 5.1%
Adidas AG	15,110	$4,911,787
LVMH Moet Hennessy Louis Vuitton SE	34,203	15,890,992
NIKE, Inc., “B”	187,029	18,947,908
VF Corp.	114,720	11,432,995

		$51,183,682

Broadcasting – 0.4%
Walt Disney Co.	29,122	$4,211,915

Brokerage & Asset Managers – 3.4%
Blackstone Group, Inc.	262,521	$14,685,425
Charles Schwab Corp.	353,709	16,822,400
TD Ameritrade Holding Corp.	46,281	2,300,166

		$33,807,991

Business Services – 11.5%
Accenture PLC, “A”	178,126	$37,507,992
Cognizant Technology Solutions Corp., “A”	250,161	15,514,985
Equifax, Inc.	94,387	13,225,507
Fidelity National Information Services, Inc.	156,486	21,765,638
Fiserv, Inc. (a)	145,426	16,815,608
Verisk Analytics, Inc., “A”	69,417	10,366,735

		$115,196,465

Cable TV – 2.0%
Comcast Corp., “A”	456,554	$20,531,233

Chemicals – 1.7%
PPG Industries, Inc.	127,602	$17,033,591

Computer Software – 5.3%
Microsoft Corp.	338,564	$53,391,543

Computer Software – Systems – 3.4%
Apple, Inc.	116,757	$34,285,693

Construction – 2.0%
Sherwin-Williams Co.	34,371	$20,056,853

Consumer Products – 4.1%
Church & Dwight Co., Inc.	130,074	$9,149,405
Colgate-Palmolive Co.	254,466	17,517,440
Estee Lauder Cos., Inc., “A”	41,924	8,658,983
L’Oréal	20,824	6,166,586

		$41,492,414

Electrical Equipment – 6.1%
Amphenol Corp., “A”	155,126	$16,789,287
Fortive Corp.	235,910	18,021,165
Mettler-Toledo International, Inc. (a)	14,766	11,713,572
TE Connectivity Ltd.	151,307	14,501,263

		$61,025,287

Issuer	Shares/Par	Value ($)
COMMON STOCKS – continued
Electronics – 5.2%
Analog Devices, Inc.	126,594	$15,044,431
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	214,373	12,455,071
Texas Instruments, Inc.	189,782	24,347,133

		$51,846,635

Food & Beverages – 2.5%
Nestle S.A.	78,930	$8,545,449
PepsiCo, Inc.	118,884	16,247,876

		$24,793,325

Gaming & Lodging – 2.9%
Marriott International, Inc., “A”	193,963	$29,371,817

General Merchandise – 0.4%
Dollarama, Inc.	132,897	$4,567,551

Health Maintenance Organizations – 0.9%
Cigna Corp.	46,362	$9,480,565

Insurance – 4.0%
Aon PLC	133,240	$27,752,560
Marsh & McLennan Cos., Inc.	112,837	12,571,170

		$40,323,730

Internet – 7.9%
Alibaba Group Holding Ltd., ADR (a)	87,656	$18,591,837
Alphabet, Inc., “A” (a)	45,343	60,731,961

		$79,323,798

Leisure & Toys – 1.5%
Electronic Arts, Inc. (a)	142,272	$15,295,663

Machinery & Tools – 1.5%
Nordson Corp.	95,614	$15,569,784

Medical Equipment – 10.6%
Abbott Laboratories	214,360	$18,619,310
Becton, Dickinson and Co.	77,596	21,103,784
Danaher Corp.	77,226	11,852,646
Stryker Corp.	63,714	13,376,117
Thermo Fisher Scientific, Inc.	74,487	24,198,592
Waters Corp. (a)	73,497	17,172,574

		$106,323,023

Other Banks & Diversified Financials – 4.7%
Mastercard, Inc., “A”	44,925	$13,414,156
Visa, Inc., “A”	178,957	33,626,020

		$47,040,176

Pharmaceuticals – 2.7%
Eli Lilly & Co.	77,539	$10,190,951
Roche Holding AG	31,880	10,343,376
Zoetis, Inc.	49,345	6,530,811

		$27,065,138

7

MFS Massachusetts Investors Growth Stock Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
COMMON STOCKS – continued
Printing & Publishing – 1.4%
Moody’s Corp.	59,691	$14,171,240

Railroad & Shipping – 2.1%
Union Pacific Corp.	115,470	$20,875,821

Restaurants – 1.1%
Starbucks Corp.	121,229	$10,658,454

Specialty Chemicals – 1.3%
Ecolab, Inc.	66,139	$12,764,166

Specialty Stores – 1.9%
TJX Cos., Inc.	313,448	$19,139,135

Total Common Stocks (Identified Cost, $508,783,758)		$995,141,048

INVESTMENT COMPANIES (h) – 1.2%
Money Market Funds – 1.2%
MFS Institutional Money Market Portfolio, 1.7% (v) (Identified Cost, $11,991,157)	11,991,157	$11,991,156

OTHER ASSETS, LESS LIABILITIES – (0.2)%		(1,535,154)

NET ASSETS – 100.0%		$1,005,597,050

(a)	Non-income producing security.

(h)	An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund’s investments in affiliated issuers and in unaffiliated issuers were $11,991,156 and $995,141,048, respectively.

(v)	Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

ADR	American Depositary Receipt

See Notes to Financial Statements

8

MFS Massachusetts Investors Growth Stock Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF ASSETS AND LIABILITIES

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

At 12/31/19

Assets
Investments in unaffiliated issuers, at value (identified cost, $508,783,758)	$995,141,048
Investments in affiliated issuers, at value (identified cost, $11,991,157)	11,991,156
Receivables for
Investments sold	613,701
Fund shares sold	243,823
Interest and dividends	611,334
Other assets	4,630
Total assets	$1,008,605,692

Liabilities
Payables for
Investments purchased	$1,530,339
Fund shares reacquired	1,307,938
Payable to affiliates
Investment adviser	40,795
Administrative services fee	745
Shareholder servicing costs	63
Distribution and/or service fees	5,522
Payable for independent Trustees’ compensation	66
Accrued expenses and other liabilities	123,174
Total liabilities	$3,008,642
Net assets	$1,005,597,050

Net assets consist of
Paid-in capital	$424,010,446
Total distributable earnings (loss)	581,586,604
Net assets	$1,005,597,050
Shares of beneficial interest outstanding	44,787,481

	Net assets	Shares outstanding	Net asset value per share
Initial Class	$603,368,831	26,724,564	$22.58
Service Class	402,228,219	18,062,917	22.27

See Notes to Financial Statements

9

MFS Massachusetts Investors Growth Stock Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF OPERATIONS

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Year ended 12/31/19

Net investment income (loss)
Income
Dividends	$11,930,120
Dividends from affiliated issuers	149,833
Income on securities loaned	134,118
Other	32,611
Foreign taxes withheld	(195,604)
Total investment income	$12,051,078
Expenses
Management fee	$6,990,748
Distribution and/or service fees	918,867
Shareholder servicing costs	17,139
Administrative services fee	135,614
Independent Trustees’ compensation	18,126
Custodian fee	49,958
Shareholder communications	74,150
Audit and tax fees	58,796
Legal fees	8,158
Miscellaneous	39,270
Total expenses	$8,310,826
Reduction of expenses by investment adviser	(90,865)
Net expenses	$8,219,961
Net investment income (loss)	$3,831,117

Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers	$93,480,893
Affiliated issuers	(1,273)
Foreign currency	14,021
Net realized gain (loss)	$93,493,641
Change in unrealized appreciation or depreciation
Unaffiliated issuers	$209,458,350
Affiliated issuers	(1)
Translation of assets and liabilities in foreign currencies	823
Net unrealized gain (loss)	$209,459,172
Net realized and unrealized gain (loss)	$302,952,813
Change in net assets from operations	$306,783,930

See Notes to Financial Statements

10

MFS Massachusetts Investors Growth Stock Portfolio

FINANCIAL STATEMENTS  |  STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Year ended
	12/31/19	12/31/18
Change in net assets

From operations
Net investment income (loss)	$3,831,117	$5,083,246
Net realized gain (loss)	93,493,641	71,408,277
Net unrealized gain (loss)	209,459,172	(63,328,636)
Change in net assets from operations	$306,783,930	$13,162,887
Total distributions to shareholders	$(77,028,659)	$(57,933,374)
Change in net assets from fund share transactions	$(37,891,568)	$(73,917,493)
Total change in net assets	$191,863,703	$(118,687,980)

Net assets
At beginning of period	813,733,347	932,421,327
At end of period	$1,005,597,050	$813,733,347

See Notes to Financial Statements

11

MFS Massachusetts Investors Growth Stock Portfolio

FINANCIAL STATEMENTS  |  FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Initial Class	Year ended

	12/31/19	12/31/18	12/31/17	12/31/16		12/31/15

Net asset value, beginning of period	$17.60	$18.60	$15.38	$16.38		$17.61

Income (loss) from investment operations
Net investment income (loss) (d)	$0.11	$0.13	$0.11	$0.11	(c)	$0.10
Net realized and unrealized gain (loss)	6.71	0.16	4.16	0.95		(0.21)
Total from investment operations	$6.82	$0.29	$4.27	$1.06		$(0.11)

Less distributions declared to shareholders
From net investment income	$(0.13)	$(0.12)	$(0.12)	$(0.10)		$(0.09)
From net realized gain	(1.71)	(1.17)	(0.93)	(1.96)		(1.03)
Total distributions declared to shareholders	$(1.84)	$(1.29)	$(1.05)	$(2.06)		$(1.12)
Net asset value, end of period (x)	$22.58	$17.60	$18.60	$15.38		$16.38
Total return (%) (k)(r)(s)(x)	39.95	0.81	28.42	6.08	(c)	(0.12)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.79	0.80	0.81	0.78	(c)	0.79
Expenses after expense reductions (f)	0.78	0.79	0.80	0.77	(c)	0.79
Net investment income (loss)	0.51	0.65	0.66	0.70	(c)	0.56
Portfolio turnover	22	23	21	24		27
Net assets at end of period (000 omitted)	$603,369	$493,783	$562,471	$500,924		$537,645

Service Class	Year ended

	12/31/19	12/31/18	12/31/17	12/31/16		12/31/15

Net asset value, beginning of period	$17.38	$18.38	$15.21	$16.22		$17.48

Income (loss) from investment operations
Net investment income (loss) (d)	$0.05	$0.08	$0.07	$0.07	(c)	$0.06
Net realized and unrealized gain (loss)	6.62	0.16	4.10	0.94		(0.21)
Total from investment operations	$6.67	$0.24	$4.17	$1.01		$(0.15)

Less distributions declared to shareholders
From net investment income	$(0.07)	$(0.07)	$(0.07)	$(0.06)		$(0.08)
From net realized gain	(1.71)	(1.17)	(0.93)	(1.96)		(1.03)
Total distributions declared to shareholders	$(1.78)	$(1.24)	$(1.00)	$(2.02)		$(1.11)
Net asset value, end of period (x)	$22.27	$17.38	$18.38	$15.21		$16.22
Total return (%) (k)(r)(s)(x)	39.58	0.58	28.10	5.84	(c)	(0.33)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.04	1.05	1.06	1.03	(c)	1.04
Expenses after expense reductions (f)	1.03	1.04	1.05	1.02	(c)	1.03
Net investment income (loss)	0.26	0.40	0.41	0.45	(c)	0.35
Portfolio turnover	22	23	21	24		27
Net assets at end of period (000 omitted)	$402,228	$319,950	$369,950	$328,673		$337,742

See Notes to Financial Statements

12

MFS Massachusetts Investors Growth Stock Portfolio

Financial Highlights – continued

(c)	Amount reflects a one-time reimbursement of expenses by the custodian (or former custodian) without which net investment income and performance would be lower and expenses would be higher.

(d)	Per share data is based on average shares outstanding.

(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.

(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.

(r)	Certain expenses have been reduced without which performance would have been lower.

(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

(x)

The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

13

MFS Massachusetts Investors Growth Stock Portfolio

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Massachusetts Investors Growth Stock Portfolio (the fund) is a diversified series of MFS Variable Insurance Trust II (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halt of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

14

MFS Massachusetts Investors Growth Stock Portfolio

Notes to Financial Statements – continued

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of December 31, 2019 in valuing the fund’s assets or liabilities:

Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities	$995,141,048	$—	$—	$995,141,048
Mutual Funds	11,991,156	—	—	11,991,156
Total	$1,007,132,204	$—	$—	$1,007,132,204

For further information regarding security characteristics, see the Portfolio of Investments.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans – Under its Securities Lending Agency Agreement with the fund, State Street Bank and Trust Company, as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. Security loans can be terminated at the discretion of either the lending agent or the fund and the related securities must be returned within the earlier of the standard trade settlement period for such securities or within three business days. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. On loans collateralized by cash, the cash collateral is invested in a money market fund. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. The lending agent provides the fund with indemnification against Borrower default. In the event of Borrower default, the lending agent will, for the benefit of the fund, either purchase securities identical to those loaned or, when such purchase is commercially impracticable, pay the fund the market value of the loaned securities. In return, the lending agent assumes the fund’s rights to the related collateral. If the collateral value is less than the cost to purchase identical securities, the lending agent is responsible for the shortfall, but only to the extent that such shortfall is not due to a decline in collateral value resulting from collateral reinvestment for which the fund bears the risk of loss. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is separately reported in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income. At December 31, 2019, there were no securities on loan or collateral outstanding.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend payments received in additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for

15

MFS Massachusetts Investors Growth Stock Portfolio

Notes to Financial Statements – continued

federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future.

Book/tax differences primarily relate to wash sale loss deferrals.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	Year ended 12/31/19	Year ended 12/31/18
Ordinary income (including any short-term capital gains)	$9,294,449	$9,646,280
Long-term capital gains	67,734,210	48,287,094
Total distributions	$77,028,659	$57,933,374

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 12/31/19

Cost of investments	$522,096,491
Gross appreciation	485,106,609
Gross depreciation	(70,896)
Net unrealized appreciation (depreciation)	$485,035,713

Undistributed ordinary income	10,045,884
Undistributed long-term capital gain	86,504,202
Other temporary differences	805

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	Year ended 12/31/19	Year ended 12/31/18
Initial Class	$47,083,180	$35,522,610
Service Class	29,945,479	22,410,764
Total	$77,028,659	$57,933,374

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates based on the fund’s average daily net assets:

Up to $1 billion	0.75%
In excess of $1 billion	0.65%

MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the year ended December 31, 2019, this management fee reduction amounted to $90,865, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended December 31, 2019 was equivalent to an annual effective rate of 0.74% of the fund’s average daily net assets.

The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, such that total annual operating expenses do not exceed 0.82% of average daily net assets for the Initial Class shares and 1.07% of average daily net assets for the

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MFS Massachusetts Investors Growth Stock Portfolio

Notes to Financial Statements – continued

Service Class shares. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until April 30, 2021. For the year ended December 31, 2019, the fund’s actual operating expenses did not exceed the limit and therefore, the investment adviser did not pay any portion of the fund’s expenses related to this agreement.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2019, the fee was $16,031, which equated to 0.0017% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2019, these costs amounted to $1,108.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended December 31, 2019 was equivalent to an annual effective rate of 0.0145% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration from MFS for their services to the fund. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other funds managed by MFS (the funds) had entered into a service agreement (the ISO Agreement) which provided for payment of fees solely by the funds to Tarantino LLC in return for the provision of services of an Independent Senior Officer (ISO) for the funds. Frank L. Tarantino served as the ISO and was an officer of the funds and the sole member of Tarantino LLC. Effective June 30, 2019, Mr. Tarantino retired from his position as ISO for the funds, and the ISO Agreement was terminated. For the year ended December 31, 2019, the fee paid by the fund under this agreement was $1,063 and is included in “Miscellaneous” expense in the Statement of Operations. MFS had agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ISO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS.

The fund is permitted to engage in purchase and sale transactions with funds and accounts for which MFS serves as investment adviser or sub-adviser (“cross-trades”) pursuant to a policy adopted by the Board of Trustees. This policy has been designed to ensure that cross-trades conducted by the fund comply with Rule 17a-7 under the Investment Company Act of 1940. During the year ended December 31, 2019, the fund engaged in sale transactions pursuant to this policy, which amounted to $284,717. The sales transactions resulted in net realized gains (losses) of $35,336.

The adviser has voluntarily undertaken to reimburse the fund from its own resources on a quarterly basis for the cost of investment research embedded in the cost of the fund’s securities trades. This agreement may be rescinded at any time. For the year ended December 31, 2019, this reimbursement amounted to $32,465, which is included in “Other” income in the Statement of Operations.

(4)	Portfolio Securities

For the year ended December 31, 2019, purchases and sales of investments, other than short-term obligations, aggregated $205,546,311 and $319,514,307, respectively.

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MFS Massachusetts Investors Growth Stock Portfolio

Notes to Financial Statements – continued

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 12/31/19		Year ended 12/31/18

	Shares	Amount	Shares	Amount
Shares sold
Initial Class	727,093	$15,422,380	382,702	$7,410,077
Service Class	1,484,252	30,568,543	772,807	14,681,490
	2,211,345	$45,990,923	1,155,509	$22,091,567

Shares issued to shareholders in reinvestment of distributions
Initial Class	2,333,161	$47,083,180	1,805,928	$35,522,610
Service Class	1,503,287	29,945,479	1,152,817	22,410,764
	3,836,448	$77,028,659	2,958,745	$57,933,374

Shares reacquired
Initial Class	(4,390,381)	$(91,905,899)	(4,374,590)	$(84,354,144)
Service Class	(3,334,851)	(69,005,251)	(3,641,613)	(69,588,290)
	(7,725,232)	$(160,911,150)	(8,016,203)	$(153,942,434)

Net change
Initial Class	(1,330,127)	$(29,400,339)	(2,185,960)	$(41,421,457)
Service Class	(347,312)	(8,491,229)	(1,715,989)	(32,496,036)
	(1,677,439)	$(37,891,568)	(3,901,949)	$(73,917,493)

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndicate of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the highest of one month LIBOR, the Federal Funds Effective Rate and the Overnight Bank Funding Rate, plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at rates equal to customary reference rates plus an agreed upon spread. For the year ended December 31, 2019, the fund’s commitment fee and interest expense were $5,038 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

(7)	Investments in Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the following were affiliated issuers:

Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
MFS Institutional Money Market Portfolio	$6,790,527	$174,668,437	$169,466,534	$(1,273)	$(1)	$11,991,156

Affiliated Issuers					Dividend Income	Capital Gain Distributions
MFS Institutional Money Market Portfolio					$149,833	$—

18

MFS Massachusetts Investors Growth Stock Portfolio

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Variable Insurance Trust II and the Shareholders of MFS Massachusetts Investors Growth Stock Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of MFS Massachusetts Investors Growth Stock Portfolio (the “Fund”), including the portfolio of investments, as of December 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2019, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 14, 2020

We have served as the auditor of one or more of the MFS investment companies since 1924.

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MFS Massachusetts Investors Growth Stock Portfolio

TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of February 1, 2020, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 56)	Trustee	February 2004	133	Massachusetts Financial Services Company, Executive Chairman (since January 2017); Director; Chairman of the Board; Chief Executive Officer (until 2015); Co-Chief Executive Officer (2015-2016)	N/A

Robin A. Stelmach (k) (age 58)	Trustee	January 2014	133	Massachusetts Financial Services Company, Vice Chair (since January 2017); Chief Operating Officer and Executive Vice President (until January 2017)	N/A

INDEPENDENT TRUSTEES
John P. Kavanaugh (age 65)	Trustee and Chair of Trustees	January 2009	133	Private investor	N/A

Steven E. Buller (age 68)	Trustee	February 2014	133	Financial Accounting Standards Advisory Council, Chairman (2014-2015); Public Company Accounting Oversight Board, Standing Advisory Group, Member (until 2014); BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A

John A. Caroselli (age 65)	Trustee	March 2017	133	JC Global Advisors, LLC (management consulting), President (since 2015); First Capital Corporation (commercial finance), Executive Vice President (until 2015)	N/A

Maureen R. Goldfarb (age 64)	Trustee	January 2009	133	Private investor	N/A

Peter D. Jones (age 64)	Trustee	January 2019	133	Franklin Templeton Distributors, Inc. (investment management), President (until 2015); Franklin Templeton Institutional, LLC (investment management), Chairman (until 2015)	N/A

James W. Kilman, Jr. (age 58)	Trustee	January 2019	133	Burford Capital Limited (finance and investment management), Chief Financial Officer (since 2019); KielStrand Capital LLC (family office), Chief Executive Officer (since 2016); Morgan Stanley & Co. (financial services), Vice Chairman of Investment Banking, Co-Head of Diversified Financials Coverage – Financial Institutions Investment Banking Group (until 2016)	Alpha-En Corporation, Director (2016-2019)

20

MFS Massachusetts Investors Growth Stock Portfolio

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
Clarence Otis, Jr. (age 63)	Trustee	March 2017	133	Darden Restaurants, Inc., Chief Executive Officer (until 2014)	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director; Federal Reserve Bank of Atlanta, Director (until 2015)

Maryanne L. Roepke (age 63)	Trustee	May 2014	133	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A

Laurie J. Thomsen (age 62)	Trustee	March 2005	133	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director (since 2015)

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 46)	Assistant Secretary and Assistant Clerk	July 2005	133	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

Kino Clark (k) (age 51)	Assistant Treasurer	January 2012	133	Massachusetts Financial Services Company, Vice President

John W. Clark, Jr. (k) (age 52)	Assistant Treasurer	April 2017	133	Massachusetts Financial Services Company, Vice President (since March 2017); Deutsche Bank (financial services), Department Head –Treasurer’s Office (until February 2017)

Thomas H. Connors (k) (age 60)	Assistant Secretary and Assistant Clerk	September 2012	133	Massachusetts Financial Services Company, Vice President and Senior Counsel

David L. DiLorenzo (k) (age 51)	President	July 2005	133	Massachusetts Financial Services Company, Senior Vice President

Heidi W. Hardin (k) (age 52)	Secretary and Clerk	April 2017	133	Massachusetts Financial Services Company, Executive Vice President and General Counsel (since March 2017); Harris Associates (investment management), General Counsel (from September 2015 to January 2017); Janus Capital Management LLC (investment management), Senior Vice President and General Counsel (until September 2015)

Brian E. Langenfeld (k) (age 46)	Assistant Secretary and Assistant Clerk	June 2006	133	Massachusetts Financial Services Company, Vice President and Senior Counsel

Amanda S. Mooradian (k) (age 40)	Assistant Secretary and Assistant Clerk	September 2018	133	Massachusetts Financial Services Company, Assistant Vice President and Counsel

Susan A. Pereira (k) (age 49)	Assistant Secretary and Assistant Clerk	July 2005	133	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

Kasey L. Phillips (k) (age 49)	Assistant Treasurer	September 2012	133	Massachusetts Financial Services Company, Vice President

Matthew A. Stowe (k) (age 45)	Assistant Secretary and Assistant Clerk	October 2014	133	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

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MFS Massachusetts Investors Growth Stock Portfolio

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
Martin J. Wolin (k) (age 52)	Chief Compliance Officer	July 2015	133	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer (since July 2015); Mercer (financial service provider), Chief Risk and Compliance Officer, North America and Latin America (until June 2015)

James O. Yost (k) (age 59)	Treasurer	September 1990	133	Massachusetts Financial Services Company, Senior Vice President

(h)

Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(k)

“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee (other than Messrs. Jones and Kilman) has been elected by shareholders and each Trustee and Officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Messrs. Jones and Kilman became Trustees of the Funds on January 1, 2019. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board’s retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).

Messrs. Buller, Kilman and Otis and Ms. Roepke are members of the Trust’s Audit Committee.

Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.

The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	Custodian State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900

Distributor MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116

Portfolio Manager(s) Jeffrey Constantino Joseph Skorski

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MFS Massachusetts Investors Growth Stock Portfolio

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

MFS Massachusetts Investors Growth Stock Portfolio

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2019 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Senior Officer, a senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2018 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Broadridge performance universe”), (ii) information provided by Broadridge on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Broadridge as well as all other funds in the same investment classification/category (the “Broadridge expense group and universe”), (iii) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the Broadridge performance universe over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Broadridge performance universe over the five-year period ended December 31, 2018, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Initial Class shares was in the 4th quintile relative to the other funds in the universe for this five-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Initial Class shares was in the 2nd quintile for each of the one- and three-year periods ended December 31, 2018 relative to the Broadridge performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. The Trustees noted that the total return performance (Class A shares) of the Fund’s retail counterpart, Massachusetts Investors Growth Stock Fund, which had substantially similar investment strategies was in the 3rd quintile relative to the other Funds in its Broadridge performance universe for the five-year period ended December 31, 2018.

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MFS Massachusetts Investors Growth Stock Portfolio

Board Review of Investment Advisory Agreement – continued

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets and the advisory fee and total expense ratios of the Broadridge expense group based on information provided by Broadridge. The Trustees considered that MFS currently observes an expense limitation for the Fund, which may not be changed without the Trustees’ approval. The Trustees also considered that, according to the data provided by Broadridge (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate was higher than the Broadridge expense group median and the Fund’s total expense ratio was approximately at the Broadridge expense group median.

The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund, if any. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.

The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to a contractual breakpoint that reduces the Fund’s advisory fee rate on average daily net assets over $1 billion. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the breakpoint and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the MFS Funds. The Trustees also considered that, effective January 3, 2018, MFS had discontinued its historic practice of obtaining investment research from portfolio brokerage commissions paid by certain MFS Funds and would thereafter directly pay for or voluntarily reimburse a Fund, if applicable, for the costs of external research acquired through the use of the Fund’s portfolio brokerage commissions.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2019.

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MFS Massachusetts Investors Growth Stock Portfolio

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at http://www.sec.gov. A shareholder can obtain the portfolio holdings report for the first and third quarters of the fund’s fiscal year at mfs.com/vit2 by choosing the fund’s name and then selecting the “Resources” tab and clicking on “Prospectus and Reports”.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available at https://www.mfs.com/en-us/what-we-do/announcements.html or at mfs.com/vit2 by choosing the fund’s name.

INFORMATION ABOUT FUND CONTRACTS AND LEGAL CLAIMS

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

FEDERAL TAX INFORMATION (unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates $74,508,000 as capital gain dividends paid during the fiscal year.

For corporate shareholders, 96.53% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

25

rev. 3/16

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•  Social Security number and account balances

•  Account transactions and transaction history

•  Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

26

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

•  open an account or provide account information

•  direct us to buy securities or direct us to sell your securities

•  make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•  sharing for affiliates’ everyday business purposes – information about your creditworthiness

•  affiliates from using your information to market to you

•  sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

•  MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

27

Annual Report

December 31, 2019

MFS® Research International Portfolio

MFS® Variable Insurance Trust II

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, the insurance company that offers your contract may determine that it will no longer send you paper copies of the fund’s annual and semiannual shareholder reports unless you specifically request paper copies from the insurance company or from your financial intermediary. Instead, the shareholder reports will be made available on a Web site (insurancefunds.mfs.com or other Web site of which you will be notified), and the insurance company will notify you by mail each time a report is posted and provide you with a Web site link to access the report. Instructions for requesting paper copies will be provided by your insurance company or financial intermediary.

If you already elected to receive shareholder reports by email, you will not be affected by this change and you need not take any action. If your insurance company or financial intermediary offers electronic delivery, you may elect to receive shareholder reports and other communications from the insurance company or financial intermediary by email by following the instructions provided by the insurance company or financial intermediary.

Beginning on January 1, 2019, you may elect to receive all future reports in paper free of charge from the insurance company or financial intermediary. You can inform the insurance company or financial intermediary that you wish to continue receiving paper copies of your shareholder reports by contacting your insurance company or financial intermediary. Your election to receive reports in paper will apply to all funds held in your account with your insurance company or financial intermediary.

RSS-ANN

MFS® Research International Portfolio

The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK OR CREDIT UNION GUARANTEE • NOT A DEPOSIT • NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS Research International Portfolio

LETTER FROM THE EXECUTIVE CHAIR

Dear Contract Owners:

Slowing global growth, low inflation, and trade friction between the United States and China have been hallmarks of the past 12 months. After experiencing an uptick in market volatility in late 2018, markets steadied for most of 2019, thanks in large measure to the adoption of a dovish policy stance on the part of global central banks, focused on supporting economic growth. Negotiations aimed at a “phase one” trade deal between the U.S. and China bore fruit at the end of the period, boosting investor sentiment, while signs of stability emerging from the global manufacturing sector also lifted spirits. Uncertainty over Brexit, along with the ripple effects from the trade conflict, hampered business confidence and investment in the United Kingdom and Europe for much of the period, though investors expect greater clarity regarding Brexit as a result of December’s general election. The pro-Brexit Conservative Party won the election by a comfortable margin and set the stage for the U.K.’s departure from the EU at the end of January.

Markets expect the longest economic expansion in U.S. history will continue, albeit at a slower pace, as trade tensions recede. In an effort to prolong the expansion, the U.S. Federal Reserve lowered interest rates three times between July and October and the European Central Bank loosened policy in September. While the global monetary policy backdrop remains quite accommodative, signs of easing trade tensions and fading global recession fears led to improved market sentiment in late 2019 as investors grew less risk averse. In early 2020, an outbreak of coronavirus emanating from China reintroduced global growth fears, causing an uptick in volatility.

Here at MFS®, we aim to help our clients navigate the growing complexity of the markets and world economies. Our long-term investment philosophy and commitment to the responsible allocation of capital allow us to tune out the noise and uncover what we believe are the best, most durable investment opportunities in the market. Through our powerful global investment platform, we combine collective expertise, thoughtful risk management and long-term discipline to create sustainable value for investors.

Respectfully,

Robert J. Manning

Executive Chair

MFS Investment Management

February 14, 2020

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

1

MFS Research International Portfolio

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
Nestle S.A.	3.2%
Roche Holding AG	3.0%
Linde PLC	2.4%
Schneider Electric SE	2.3%
LVMH Moet Hennessy Louis Vuitton SE	1.9%
Novo Nordisk A.S., “B”	1.9%
AIA Group Ltd.	1.9%
BNP Paribas	1.6%
Santen Pharmaceutical Co. Ltd.	1.5%
Daikin Industries Ltd.	1.5%

Global equity sectors (k)
Capital Goods	22.8%
Financial Services	21.7%
Technology	11.5%
Health Care	11.4%
Consumer Staples	10.0%
Consumer Cyclicals	9.4%
Energy	8.7%
Telecommunications/Cable Television	3.8%

Issuer country weightings (x)
Japan	19.3%
Switzerland	13.8%
France	11.7%
United Kingdom	7.7%
Germany	7.6%
United States	6.7%
Hong Kong	4.4%
Australia	3.7%
Netherlands	3.1%
Other Countries	22.0%

Currency exposure weightings (y)
Euro	33.6%
Japanese Yen	19.3%
Swiss Franc	13.8%
British Pound Sterling	7.5%
United States Dollar	6.3%
Hong Kong Dollar	4.8%
Australian Dollar	3.7%
Danish Krone	2.4%
Canadian Dollar	1.9%
Other Currencies	6.7%

(k)	The sectors set forth above and the associated portfolio composition are based on MFS’ own custom sector classification methodology.
(x)	Represents the portfolio’s exposure to issuer countries as a percentage of a portfolio’s net assets. For purposes of this presentation, United States includes Cash & Cash Equivalents.
(y)	Represents the portfolio’s exposure to a particular currency as a percentage of a portfolio’s net assets. For purposes of this presentation, United States Dollar includes Cash & Cash Equivalents.

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

Percentages are based on net assets as of December 31, 2019.

The portfolio is actively managed and current holdings may be different.

2

MFS Research International Portfolio

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended December 31, 2019, Initial Class shares of the MFS Research International Portfolio (fund) provided a total return of 28.04%, while Service Class shares of the fund provided a total return of 27.67%. These compare with a return of 22.01% over the same period for the fund’s benchmark, the MSCI EAFE Index (net div).

Market Environment

Fading fears of a near-term global recession, the announcement of a partial trade deal between the United States and China and the decline in uncertainty over Brexit helped bolster market sentiment late in the period. Changes in market sentiment, largely driven by uncertainty over the outcome of trade negotiations between the US and China, had contributed to periodic bouts of volatility during the reporting period. The global economy decelerated, led by weakness in China and Europe, although the pace of the slowdown moderated late in the period amid nascent signs of stabilization in the manufacturing sector.

The deteriorating global growth backdrop, along with declining inflationary pressures, prompted the US Federal Reserve to adopt a more dovish posture beginning in early 2019, resulting in the first interest rate cut in over a decade at the end of July, followed by additional cuts in September and October. The Fed’s actions led to a sharp decline in long-term interest rates during the period’s second half, causing the inversion of portions of the US Treasury yield curve for a time. Amid an improvement in risk sentiment in Q4 2019 and indications of a bottoming in growth and a potential upturn in activity, the Fed indicated in October that further rate cuts were unlikely unless the outlook for the economy materially worsened.

Globally, central banks have tilted more dovish as well, with the European Central Bank unveiling a package of easing measures, which included putting overnight rates deeper into negative territory, restarting its bond-buying program and lengthening the term of cheap loans to banks to three years from two. The central banks of India and Australia are among those that have cut rates several times in recent months, although China has been more cautious in increasing liquidity as it keeps trying to deleverage its economy, cutting rates only marginally.

Emerging markets experienced considerable volatility through the end of 2018, as tighter global financial conditions exposed structural weakness in some countries. Those conditions improved in 2019 as the Fed became more dovish. Notwithstanding the periodic headwinds on market sentiment from significant trade friction between the US and China over much of the year, emerging market hard currency debt and local rates benefited from relatively cheap valuations at the beginning of the period and easier global monetary conditions. These factors, plus the fading of certain global risk factors mentioned above, hastened spread tightening in the latter part of the period. At the same time, idiosyncratic risks spiked in some countries (e.g., Argentina and Lebanon), contributing to increased dispersion in performance among sovereign assets.

Contributors to Performance

Stock selection in the capital goods sector contributed to performance relative to the MSCI EAFE Index. Within this sector, the fund’s overweight position in electrical distribution equipment manufacturer Schneider Electric (France), and holding shares of industrial gas supplier Linde (b) (Germany), bolstered relative results. The stock price of Schneider Electric advanced, driven by better-than-expected organic sales growth, with particular strength in the company’s energy management business and the North American region.

Stock selection in the financial services sector also supported relative performance. Within this sector, holding shares of securities exchange, financial markets clearing and data services firm TMX Group (b) (Canada) and risk management and consulting services provider Aon (b) aided relative returns. The stock price of TMX Group appreciated as the company reported solid financial results, driven by strong secondary-capital issuance and related trading volumes. Not holding shares of banking and financial services company HSBC (United Kingdom) further benefited relative results.

Stock selection in both the consumer cyclicals and telecommunications/cable television sectors bolstered relative performance. Within the consumer cyclicals sector, an overweight position in luxury goods manufacturer LVMH Moet Hennessy Louis Vuitton (France) contributed to relative returns. Within the telecommunications/cable television sector, there were no individual stocks that were among the fund’s largest relative contributors during the period.

Elsewhere, the fund’s positions in software engineering solutions and technology services provider EPAM Systems (b) and semiconductor manufacturer Taiwan Semiconductor Manufacturing (b) (Taiwan) strengthened relative results. An overweight position in business system services company Nomura Research Institute (Japan), and not holding shares of global energy and petrochemicals company Royal Dutch Shell (United Kingdom), also benefited relative returns.

Detractors from Performance

Individual stocks that were among the fund’s top relative detractors during the reporting period included not holding shares of lithography systems manufacturer ASML (Netherlands), and the fund’s overweight positions in financial services provider AIB Group (Ireland), parcel delivery services company Yamato Holdings (Japan), financial services provider AEON Financial Service (Japan),

3

MFS Research International Portfolio

Management Review – continued

automotive lighting systems manufacturer Koito Manufacturing (Japan), electricity provider CLP Holdings (Hong Kong) and investment management and banking firm UBS Group (Switzerland). The stock price of AIB Group declined during the period, on the back of higher-than-expected costs and increased capital demand. A lower interest rate environment also had an adverse effect on the firm’s net interest income figures, which further weighed on its share price. The stock price of Yamato Holdings depreciated as the company reported higher labor and repair costs and lowered its operating profit guidance due to a disruption in new order intake in its moving business, which reflected higher personnel and subcontracting expenses. The fund’s position in insurance company Hiscox (b) (United Kingdom) and custom IT consulting and technology services provider Cognizant Technology Solutions (b)(h) also hindered relative results.

The fund’s cash and/or cash equivalents position during the period was another detractor from relative performance. Under normal market conditions, the fund strives to be fully invested and generally holds cash to buy new holdings and to provide liquidity. In a period when equity markets appreciated, as measured by the fund’s benchmark, holding cash hurt performance versus the benchmark, which has no cash position.

Respectfully,

Portfolio Manager(s)

Victoria Higley and Camille Humphries Lee

Note to Shareholders: Effective March 31, 2019, Thomas Melendez was removed as a Portfolio Manager of the Fund. Effective April 30, 2019, Jose Luis Garcia was removed as a Portfolio Manager of the Fund.

(b)	Security is not a benchmark constituent.

(h)	Security was not held in the portfolio at period end.

The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

4

MFS Research International Portfolio

PERFORMANCE SUMMARY THROUGH 12/31/19

The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.

Growth of a Hypothetical $10,000 Investment

Total Returns through 12/31/19

Average annual total returns

Share Class	Class Inception Date	1-yr	5-yr	10-yr
Initial Class	5/06/98	28.04%	6.55%	5.75%
Service Class	8/24/01	27.67%	6.28%	5.49%

Comparative benchmark(s)
MSCI EAFE Index (net div) (f)		22.01%	5.67%	5.50%

(f)	Source: FactSet Research Systems Inc.

Benchmark Definition(s)

MSCI EAFE (Europe, Australasia, Far East) Index (net div) – a market capitalization-weighted index that is designed to measure equity market performance in the developed markets, excluding the U.S. and Canada. Morgan Stanley Capital International (“MSCI”) makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

5

MFS Research International Portfolio

EXPENSE TABLE

Fund Expenses Borne by the Contract Holders during the Period,

July 1, 2019 through December 31, 2019

As a contract holder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2019 through December 31, 2019.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight the fund’s ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/19	Ending Account Value 12/31/19	Expenses Paid During Period (p) 7/01/19-12/31/19
Initial Class	Actual	0.96%	$1,000.00	$1,091.86	$5.06
	Hypothetical (h)	0.96%	$1,000.00	$1,020.37	$4.89
Service Class	Actual	1.21%	$1,000.00	$1,090.73	$6.38
	Hypothetical (h)	1.21%	$1,000.00	$1,019.11	$6.16

(h)	5% class return per year before expenses.

(p)

“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

6

MFS Research International Portfolio

PORTFOLIO OF INVESTMENTS – 12/31/19

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)
COMMON STOCKS – 99.3%
Airlines – 1.1%
Aena S.A.	11,821	$2,260,764
Malaysia Airports Holdings Berhad	395,000	733,896
Ryanair Holdings PLC, ADR (a)	20,992	1,839,109

		$4,833,769

Alcoholic Beverages – 0.4%
Ambev S.A., ADR	359,717	$1,676,281

Apparel Manufacturers – 4.0%
Adidas AG	17,507	$5,690,977
Compagnie Financiere Richemont S.A.	47,152	3,705,705
LVMH Moet Hennessy Louis Vuitton SE	19,042	8,847,068

		$18,243,750

Automotive – 1.7%
Koito Manufacturing Co. Ltd.	73,200	$3,387,937
USS Co. Ltd.	231,400	4,369,746

		$7,757,683

Brokerage & Asset Managers – 2.3%
Euronext N.V.	60,721	$4,948,245
Hong Kong Exchanges & Clearing Ltd.	103,700	3,366,926
TMX Group Ltd.	23,275	2,015,536

		$10,330,707

Business Services – 0.6%
Nomura Research Institute Ltd.	127,500	$2,743,500

Computer Software – 1.1%
Cadence Design Systems, Inc. (a)	24,245	$1,681,633
Check Point Software Technologies Ltd. (a)	31,811	3,529,749

		$5,211,382

Computer Software – Systems – 3.8%
Amadeus IT Group S.A.	58,467	$4,774,401
Constellation Software, Inc.	2,408	2,338,665
EPAM Systems, Inc. (a)	9,623	2,041,616
Fujitsu Ltd.	33,300	3,142,285
Hitachi Ltd.	123,700	5,210,496

		$17,507,463

Conglomerates – 0.6%
Melrose Industries PLC	813,635	$2,587,656

Construction – 2.0%
Techtronic Industries Co. Ltd.	610,500	$4,978,925
Toto Ltd.	103,900	4,378,645

		$9,357,570

Consumer Products – 3.3%
Kao Corp.	54,700	$4,511,545
L’Oréal	17,906	5,302,482
Reckitt Benckiser Group PLC	62,920	5,108,143

		$14,922,170

Issuer	Shares/Par	Value ($)
COMMON STOCKS – continued
Consumer Services – 0.9%
51job, Inc., ADR (a)	25,889	$2,197,976
Carsales.com Ltd.	58,819	685,598
SEEK Ltd.	72,572	1,148,413

		$4,031,987

Containers – 0.9%
Brambles Ltd.	494,758	$4,069,142

Electrical Equipment – 3.4%
Legrand S.A.	63,807	$5,199,012
Schneider Electric SE	102,710	10,541,697

		$15,740,709

Electronics – 4.3%
Kyocera Corp.	43,400	$2,957,559
Mellanox Technologies Ltd. (a)	22,361	2,620,262
NXP Semiconductors N.V.	19,230	2,447,210
Samsung Electronics Co. Ltd.	70,839	3,413,330
Silicon Motion Technology Corp., ADR	45,678	2,316,331
Taiwan Semiconductor Manufacturing Co. Ltd.	532,804	5,883,114

		$19,637,806

Energy – Independent – 1.2%
Caltex Australia Ltd.	148,982	$3,549,409
Oil Search Ltd.	390,435	1,986,411

		$5,535,820

Energy – Integrated – 3.7%
BP PLC	999,793	$6,245,519
Cairn Energy PLC (a)	930,112	2,525,654
Eni S.p.A.	251,783	3,910,456
Galp Energia SGPS S.A., “B”	253,972	4,244,718

		$16,926,347

Food & Beverages – 4.3%
Danone S.A.	58,342	$4,836,180
Nestle S.A.	134,815	14,595,904

		$19,432,084

Food & Drug Stores – 0.5%
Sundrug Co. Ltd.	58,900	$2,128,634

Gaming & Lodging – 0.4%
Flutter Entertainment PLC	15,761	$1,925,696

Insurance – 6.1%
AIA Group Ltd.	821,600	$8,624,781
Aon PLC	32,080	6,681,943
Hiscox Ltd.	214,018	4,036,872
Swiss Re Ltd.	27,473	3,085,674
Zurich Insurance Group AG	13,044	5,352,110

		$27,781,380

7

MFS Research International Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
COMMON STOCKS – continued
Internet – 1.2%
NAVER Corp. (a)	18,273	$2,946,876
Scout24 AG	35,535	2,349,724

		$5,296,600

Machinery & Tools – 5.1%
Daikin Industries Ltd.	50,000	$7,031,531
GEA Group AG	119,833	3,962,603
Kubota Corp.	316,700	4,961,369
Ritchie Bros. Auctioneers, Inc.	63,601	2,729,081
Schindler Holding AG	18,338	4,665,029

		$23,349,613

Major Banks – 4.1%
BNP Paribas	125,175	$7,417,797
Mitsubishi UFJ Financial Group, Inc.	977,900	5,285,161
UBS Group AG	488,594	6,171,793

		$18,874,751

Medical & Health Technology & Services – 0.6%
Sonic Healthcare Ltd.	131,207	$2,647,142

Medical Equipment – 2.4%
EssilorLuxottica	42,448	$6,465,971
Terumo Corp.	134,000	4,734,161

		$11,200,132

Natural Gas – Distribution – 0.4%
China Resources Gas Group Ltd.	344,000	$1,889,455

Natural Gas – Pipeline – 1.0%
APA Group	333,575	$2,598,357
Enbridge, Inc.	47,239	1,878,210

		$4,476,567

Network & Telecom – 0.4%
LM Ericsson Telephone Co., “B”	224,256	$1,952,769

Other Banks & Diversified Financials – 6.8%
AEON Financial Service Co. Ltd.	224,800	$3,535,857
AIB Group PLC	1,114,559	3,883,124
Bank Rakyat Indonesia	1,999,000	633,575
HDFC Bank Ltd.	223,053	3,975,246
Intesa Sanpaolo S.p.A.	2,204,121	5,806,343
Julius Baer Group Ltd.	105,364	5,435,859
KBC Group N.V.	64,335	4,839,356
Mastercard, Inc., “A”	10,614	3,169,234

		$31,278,594

Pharmaceuticals – 8.4%
Bayer AG	82,190	$6,712,537
Kyowa Kirin Co. Ltd.	103,200	2,424,793
Novo Nordisk A.S., “B”	150,442	8,731,569
Roche Holding AG	41,707	13,531,719
Santen Pharmaceutical Co. Ltd.	370,000	7,054,764

		$38,455,382

Issuer	Shares/Par	Value ($)
COMMON STOCKS – continued
Printing & Publishing – 1.7%
RELX PLC	106,701	$2,688,159
Wolters Kluwer N.V.	68,039	4,962,284

		$7,650,443

Real Estate – 2.3%
Grand City Properties S.A.	221,232	$5,305,574
LEG Immobilien AG	45,729	5,414,104

		$10,719,678

Restaurants – 0.7%
Yum China Holdings, Inc.	66,054	$3,171,253

Specialty Chemicals – 8.7%
Akzo Nobel N.V.	65,931	$6,703,263
Croda International PLC	80,409	5,453,299
Kansai Paint Co. Ltd.	99,800	2,439,166
Linde PLC	51,972	11,123,066
Nitto Denko Corp.	58,500	3,282,145
Sika AG	28,648	5,382,970
Symrise AG	50,103	5,271,610

		$39,655,519

Specialty Stores – 0.2%
Dufry AG	9,981	$990,262

Telecommunications – Wireless – 3.3%
Advanced Info Service Public Co. Ltd.	350,900	$2,495,237
KDDI Corp.	174,100	5,179,439
SoftBank Corp.	107,900	4,697,590
Tele2 AB, “B”	172,442	2,501,107

		$14,873,373

Telephone Services – 0.6%
Hellenic Telecommunications Organization S.A.	167,248	$2,675,206

Tobacco – 2.1%
British American Tobacco PLC	152,030	$6,507,559
Japan Tobacco, Inc.	136,300	3,038,550

		$9,546,109

Trucking – 0.3%
Yamato Holdings Co. Ltd.	89,800	$1,535,679

Utilities – Electric Power – 2.4%
CLP Holdings Ltd.	314,000	$3,300,258
Iberdrola S.A.	522,105	5,376,222
Orsted A.S.	20,794	2,150,614

		$10,827,094

Total Common Stocks (Identified Cost, $383,733,986)		$453,447,157

INVESTMENT COMPANIES (h) – 0.6%
Money Market Funds – 0.6%
MFS Institutional Money Market Portfolio, 1.7% (v) (Identified Cost, $2,690,556)	2,690,276	$2,690,276

OTHER ASSETS, LESS LIABILITIES – 0.1%		598,388

NET ASSETS – 100.0%		$456,735,821

8

MFS Research International Portfolio

Portfolio of Investments – continued

(a)	Non-income producing security.

(h)	An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund’s investments in affiliated issuers and in unaffiliated issuers were $2,690,276 and $453,447,157, respectively.

(v)	Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

ADR	American Depositary Receipt

See Notes to Financial Statements

9

MFS Research International Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF ASSETS AND LIABILITIES

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

At 12/31/19

Assets
Investments in unaffiliated issuers, at value (identified cost, $383,733,986)	$453,447,157
Investments in affiliated issuers, at value (identified cost, $2,690,556)	2,690,276
Foreign currency, at value (identified cost, $627,858)	631,260
Receivables for
Investments sold	169,749
Fund shares sold	32,027
Interest and dividends	1,549,489
Other assets	2,374
Total assets	$458,522,332

Liabilities
Payables for
Investments purchased	$879,050
Fund shares reacquired	599,617
Payable to affiliates
Investment adviser	11,553
Administrative services fee	373
Shareholder servicing costs	30
Distribution and/or service fees	1,379
Payable for independent Trustees’ compensation	34
Deferred country tax expense payable	138,731
Accrued expenses and other liabilities	155,744
Total liabilities	$1,786,511
Net assets	$456,735,821

Net assets consist of
Paid-in capital	$365,700,299
Total distributable earnings (loss)	91,035,522
Net assets	$456,735,821
Shares of beneficial interest outstanding	27,010,859

	Net assets	Shares outstanding	Net asset value per share
Initial Class	$356,291,281	21,011,386	$16.96
Service Class	100,444,540	5,999,473	16.74

See Notes to Financial Statements

10

MFS Research International Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF OPERATIONS

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Year ended 12/31/19

Net investment income (loss)
Income
Dividends	$13,103,767
Dividends from affiliated issuers	76,164
Income on securities loaned	11,358
Other	2,321
Foreign taxes withheld	(1,129,683)
Total investment income	$12,063,927
Expenses
Management fee	$3,698,431
Distribution and/or service fees	187,166
Shareholder servicing costs	7,979
Administrative services fee	65,831
Independent Trustees’ compensation	10,462
Custodian fee	134,108
Shareholder communications	37,256
Audit and tax fees	62,881
Legal fees	3,530
Miscellaneous	33,473
Total expenses	$4,241,117
Reduction of expenses by investment adviser	(104,480)
Net expenses	$4,136,637
Net investment income (loss)	$7,927,290

Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers (net of $40,589 country tax)	$14,224,846
Affiliated issuers	2,880
Foreign currency	(40,633)
Net realized gain (loss)	$14,187,093
Change in unrealized appreciation or depreciation
Unaffiliated issuers (net of $116,279 increase in deferred country tax)	$78,758,011
Affiliated issuers	100
Translation of assets and liabilities in foreign currencies	18,257
Net unrealized gain (loss)	$78,776,368
Net realized and unrealized gain (loss)	$92,963,461
Change in net assets from operations	$100,890,751
See Notes to Financial Statements

11

MFS Research International Portfolio

FINANCIAL STATEMENTS  |  STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Year ended
	12/31/19	12/31/18
Change in net assets

From operations
Net investment income (loss)	$7,927,290	$5,966,858
Net realized gain (loss)	14,187,093	17,686,976
Net unrealized gain (loss)	78,776,368	(82,712,215)
Change in net assets from operations	$100,890,751	$(59,058,381)
Total distributions to shareholders	$(23,093,143)	$(16,070,335)
Change in net assets from fund share transactions	$9,763,597	$22,056,598
Total change in net assets	$87,561,205	$(53,072,118)

Net assets
At beginning of period	369,174,616	422,246,734
At end of period	$456,735,821	$369,174,616

See Notes to Financial Statements

12

MFS Research International Portfolio

FINANCIAL STATEMENTS  |  FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Initial Class	Year ended

	12/31/19	12/31/18	12/31/17	12/31/16		12/31/15

Net asset value, beginning of period	$14.07	$17.05	$13.54	$13.85		$14.56

Income (loss) from investment operations
Net investment income (loss) (d)	$0.31	$0.25	$0.22	$0.25	(c)	$0.24
Net realized and unrealized gain (loss)	3.51	(2.56)	3.59	(0.34)		(0.52)
Total from investment operations	$3.82	$(2.31)	$3.81	$(0.09)		$(0.28)

Less distributions declared to shareholders
From net investment income	$(0.24)	$(0.25)	$(0.30)	$(0.22)		$(0.30)
From net realized gain	(0.69)	(0.42)	—	—		(0.13)
Total distributions declared to shareholders	$(0.93)	$(0.67)	$(0.30)	$(0.22)		$(0.43)
Net asset value, end of period (x)	$16.96	$14.07	$17.05	$13.54		$13.85
Total return (%) (k)(r)(s)(x)	28.04	(14.12)	28.29	(0.70	)(c)	(1.96)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.99	0.98	1.00	0.95	(c)	1.00
Expenses after expense reductions (f)	0.96	0.97	0.99	0.94	(c)	1.00
Net investment income (loss)	1.99	1.51	1.44	1.87	(c)	1.61
Portfolio turnover	24	25	27	41		38
Net assets at end of period (000 omitted)	$356,291	$302,386	$341,613	$318,753		$305,502

Service Class	Year ended

	12/31/19	12/31/18	12/31/17	12/31/16		12/31/15

Net asset value, beginning of period	$13.90	$16.84	$13.38	$13.68		$14.39

Income (loss) from investment operations
Net investment income (loss) (d)	$0.26	$0.21	$0.19	$0.21	(c)	$0.20
Net realized and unrealized gain (loss)	3.47	(2.53)	3.52	(0.33)		(0.51)
Total from investment operations	$3.73	$(2.32)	$3.71	$(0.12)		$(0.31)

Less distributions declared to shareholders
From net investment income	$(0.20)	$(0.20)	$(0.25)	$(0.18)		$(0.27)
From net realized gain	(0.69)	(0.42)	—	—		(0.13)
Total distributions declared to shareholders	$(0.89)	$(0.62)	$(0.25)	$(0.18)		$(0.40)
Net asset value, end of period (x)	$16.74	$13.90	$16.84	$13.38		$13.68
Total return (%) (k)(r)(s)(x)	27.67	(14.32)	27.90	(0.91	)(c)	(2.20)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.24	1.23	1.25	1.20	(c)	1.25
Expenses after expense reductions (f)	1.21	1.22	1.24	1.19	(c)	1.25
Net investment income (loss)	1.65	1.27	1.26	1.58	(c)	1.36
Portfolio turnover	24	25	27	41		38
Net assets at end of period (000 omitted)	$100,445	$66,789	$80,634	$83,138		$97,958

See Notes to Financial Statements

13

MFS Research International Portfolio

Financial Highlights – continued

(c)	Amount reflects a one-time reimbursement of expenses by the custodian (or former custodian) without which net investment income and performance would be lower and expenses would be higher.

(d)	Per share data is based on average shares outstanding.

(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.

(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.

(r)	Certain expenses have been reduced without which performance would have been lower.

(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

(x)

The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

14

MFS Research International Portfolio

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Research International Portfolio (the fund) is a diversified series of MFS Variable Insurance Trust II (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s market, economic, industrial, political, regulatory, geopolitical, and other conditions.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halt of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset

15

MFS Research International Portfolio

Notes to Financial Statements – continued

value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of December 31, 2019 in valuing the fund’s assets or liabilities:

Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities:
Japan	$2,743,500	$85,287,052	$—	$88,030,552
Switzerland	62,917,025	—	—	62,917,025
France	53,558,452	—	—	53,558,452
United Kingdom	35,152,861	—	—	35,152,861
Germany	34,707,129	—	—	34,707,129
United States	27,317,754	—	—	27,317,754
Hong Kong	20,270,890	—	—	20,270,890
Australia	16,684,472	—	—	16,684,472
Netherlands	14,112,757	—	—	14,112,757
Other Countries	94,786,698	5,908,567	—	100,695,265
Mutual Funds	2,690,276	—	—	2,690,276
Total	$364,941,814	$91,195,619	$—	$456,137,433

For further information regarding security characteristics, see the Portfolio of Investments.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans – Under its Securities Lending Agency Agreement with the fund, State Street Bank and Trust Company, as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. Security loans can be terminated at the discretion of either the lending agent or the fund and the related securities must be returned within the earlier of the standard trade settlement period for such securities or within three business days. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. On loans collateralized by cash, the cash collateral is invested in a money market fund. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. The lending agent provides the fund with indemnification against Borrower default. In the event of Borrower default, the lending agent will, for the benefit of the fund, either purchase securities identical to those loaned or, when such purchase is commercially impracticable, pay the fund the market value of the loaned securities. In return, the lending agent assumes the fund’s rights to the related collateral. If the collateral value is less than the cost to purchase identical securities, the lending agent is responsible for the shortfall, but only to the extent that such shortfall is not due to a decline in collateral value resulting from collateral reinvestment for which the fund bears the risk of loss. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is separately reported in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income. At December 31, 2019, there were no securities on loan or collateral outstanding.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the

16

MFS Research International Portfolio

Notes to Financial Statements – continued

fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend payments received in additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future.

Book/tax differences primarily relate to passive foreign investment companies and wash sale loss deferrals.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	Year ended 12/31/19	Year ended 12/31/18
Ordinary income (including any short-term capital gains)	$5,844,027	$10,715,230
Long-term capital gains	17,249,116	5,355,105
Total distributions	$23,093,143	$16,070,335

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 12/31/19

Cost of investments	$387,463,967
Gross appreciation	86,609,117
Gross depreciation	(17,935,651)
Net unrealized appreciation (depreciation)	$68,673,466

Undistributed ordinary income	8,551,564
Undistributed long-term capital gain	13,852,333
Other temporary differences	(41,841)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	Year ended 12/31/19	Year ended 12/31/18
Initial Class	$19,244,674	$13,435,679
Service Class	3,848,469	2,634,656
Total	$23,093,143	$16,070,335

17

MFS Research International Portfolio

Notes to Financial Statements – continued

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates based on the fund’s average daily net assets:

Up to $1 billion	0.90%
In excess of $1 billion and up to $2 billion	0.80%
In excess of $2 billion	0.70%

MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the year ended December 31, 2019, this management fee reduction amounted to $40,103, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended December 31, 2019 was equivalent to an annual effective rate of 0.89% of the fund’s average daily net assets.

The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, such that total annual operating expenses do not exceed 0.96% of average daily net assets for the Initial Class shares and 1.21% of average daily net assets for the Service Class shares. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until April 30, 2021. For the year ended December 31, 2019, this reduction amounted to $64,377, which is included in the reduction of total expenses in the Statement of Operations.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2019, the fee was $7,166, which equated to 0.0017% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2019, these costs amounted to $813.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended December 31, 2019 was equivalent to an annual effective rate of 0.0160% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration from MFS for their services to the fund. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other funds managed by MFS (the funds) had entered into a service agreement (the ISO Agreement) which provided for payment of fees solely by the funds to Tarantino LLC in return for the provision of services of an Independent Senior Officer (ISO) for the funds. Frank L. Tarantino served as the ISO and was an officer of the funds and the sole member of Tarantino LLC. Effective June 30, 2019, Mr. Tarantino retired from his position as ISO for the funds, and the ISO Agreement was terminated. For the year ended December 31, 2019, the fee paid by the fund under this agreement was $469 and is included in “Miscellaneous” expense in the Statement of Operations. MFS had agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ISO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS.

The fund is permitted to engage in purchase and sale transactions with funds and accounts for which MFS serves as investment adviser or sub-adviser (“cross-trades”) pursuant to a policy adopted by the Board of Trustees. This policy has been designed to ensure that cross-trades conducted by the fund comply with Rule 17a-7 under the Investment Company Act of 1940. During the

18

MFS Research International Portfolio

Notes to Financial Statements – continued

year ended December 31, 2019, the fund engaged in purchase and sale transactions pursuant to this policy, which amounted to $638,380 and $217,208, respectively. The sales transactions resulted in net realized gains (losses) of $77,878.

(4)	Portfolio Securities

For the year ended December 31, 2019, purchases and sales of investments, other than short-term obligations, aggregated $97,482,927 and $100,056,180, respectively.

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 12/31/19		Year ended 12/31/18

	Shares	Amount	Shares	Amount
Shares sold
Initial Class	1,441,948	$22,641,397	2,518,504	$40,932,805
Service Class	1,882,650	30,008,553	915,577	14,411,304
	3,324,598	$52,649,950	3,434,081	$55,344,109

Shares issued to shareholders in reinvestment of distributions
Initial Class	1,288,994	$19,244,674	816,759	$13,435,679
Service Class	260,913	3,848,469	161,933	2,634,656
	1,549,907	$23,093,143	978,692	$16,070,335

Shares reacquired
Initial Class	(3,206,510)	$(51,132,710)	(1,888,605)	$(31,993,445)
Service Class	(948,381)	(14,846,786)	(1,061,519)	(17,364,401)
	(4,154,891)	$(65,979,496)	(2,950,124)	$(49,357,846)

Net change
Initial Class	(475,568)	$(9,246,639)	1,446,658	$22,375,039
Service Class	1,195,182	19,010,236	15,991	(318,441)
	719,614	$9,763,597	1,462,649	$22,056,598

The fund is one of several mutual funds in which certain MFS funds may invest. The MFS funds do not invest in the underlying funds for the purpose of exercising management or control. At the end of the period, the MFS Moderate Allocation Portfolio, the MFS Growth Allocation Portfolio, and the MFS Conservative Allocation Portfolio were the owners of record of approximately 22%, 7%, and 4%, respectively, of the value of outstanding voting shares of the fund.

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndicate of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the highest of one month LIBOR, the Federal Funds Effective Rate and the Overnight Bank Funding Rate, plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at rates equal to customary reference rates plus an agreed upon spread. For the year ended December 31, 2019, the fund’s commitment fee and interest expense were $2,207 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

(7)	Investments in Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the following were affiliated issuers:

Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
MFS Institutional Money Market Portfolio	$5,381,057	$89,075,386	$91,769,147	$2,880	$100	$2,690,276

Affiliated Issuers					Dividend Income	Capital Gain Distributions
MFS Institutional Money Market Portfolio					$76,164	$—

19

MFS Research International Portfolio

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Variable Insurance Trust II and the Shareholders of

MFS Research International Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of MFS Research International Portfolio (the “Fund”), including the portfolio of investments, as of December 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2019, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 14, 2020

We have served as the auditor of one or more of the MFS investment companies since 1924.

20

MFS Research International Portfolio

TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of February 1, 2020, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 56)	Trustee	February 2004	133	Massachusetts Financial Services Company, Executive Chairman (since January 2017); Director; Chairman of the Board; Chief Executive Officer (until 2015); Co-Chief Executive Officer (2015-2016)	N/A

Robin A. Stelmach (k) (age 58)	Trustee	January 2014	133	Massachusetts Financial Services Company, Vice Chair (since January 2017); Chief Operating Officer and Executive Vice President (until January 2017)	N/A

INDEPENDENT TRUSTEES
John P. Kavanaugh (age 65)	Trustee and Chair of Trustees	January 2009	133	Private investor	N/A

Steven E. Buller (age 68)	Trustee	February 2014	133	Financial Accounting Standards Advisory Council, Chairman (2014-2015); Public Company Accounting Oversight Board, Standing Advisory Group, Member (until 2014); BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A

John A. Caroselli (age 65)	Trustee	March 2017	133	JC Global Advisors, LLC (management consulting), President (since 2015); First Capital Corporation (commercial finance), Executive Vice President (until 2015)	N/A

Maureen R. Goldfarb (age 64)	Trustee	January 2009	133	Private investor	N/A

Peter D. Jones (age 64)	Trustee	January 2019	133	Franklin Templeton Distributors, Inc. (investment management), President (until 2015); Franklin Templeton Institutional, LLC (investment management), Chairman (until 2015)	N/A

James W. Kilman, Jr. (age 58)	Trustee	January 2019	133	Burford Capital Limited (finance and investment management), Chief Financial Officer (since 2019); KielStrand Capital LLC (family office), Chief Executive Officer (since 2016); Morgan Stanley & Co. (financial services), Vice Chairman of Investment Banking, Co-Head of Diversified Financials Coverage – Financial Institutions Investment Banking Group (until 2016)	Alpha-En Corporation, Director (2016-2019)

21

MFS Research International Portfolio

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
Clarence Otis, Jr. (age 63)	Trustee	March 2017	133	Darden Restaurants, Inc., Chief Executive Officer (until 2014)	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director; Federal Reserve Bank of Atlanta, Director (until 2015)

Maryanne L. Roepke (age 63)	Trustee	May 2014	133	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A

Laurie J. Thomsen (age 62)	Trustee	March 2005	133	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director (since 2015)

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 46)	Assistant Secretary and Assistant Clerk	July 2005	133	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

Kino Clark (k) (age 51)	Assistant Treasurer	January 2012	133	Massachusetts Financial Services Company, Vice President

John W. Clark, Jr. (k) (age 52)	Assistant Treasurer	April 2017	133	Massachusetts Financial Services Company, Vice President (since March 2017); Deutsche Bank (financial services), Department Head –Treasurer’s Office (until February 2017)

Thomas H. Connors (k) (age 60)	Assistant Secretary and Assistant Clerk	September 2012	133	Massachusetts Financial Services Company, Vice President and Senior Counsel

David L. DiLorenzo (k) (age 51)	President	July 2005	133	Massachusetts Financial Services Company, Senior Vice President

Heidi W. Hardin (k) (age 52)	Secretary and Clerk	April 2017	133	Massachusetts Financial Services Company, Executive Vice President and General Counsel (since March 2017); Harris Associates (investment management), General Counsel (from September 2015 to January 2017); Janus Capital Management LLC (investment management), Senior Vice President and General Counsel (until September 2015)

Brian E. Langenfeld (k) (age 46)	Assistant Secretary and Assistant Clerk	June 2006	133	Massachusetts Financial Services Company, Vice President and Senior Counsel

Amanda S. Mooradian (k) (age 40)	Assistant Secretary and Assistant Clerk	September 2018	133	Massachusetts Financial Services Company, Assistant Vice President and Counsel

Susan A. Pereira (k) (age 49)	Assistant Secretary and Assistant Clerk	July 2005	133	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

Kasey L. Phillips (k) (age 49)	Assistant Treasurer	September 2012	133	Massachusetts Financial Services Company, Vice President

Matthew A. Stowe (k) (age 45)	Assistant Secretary and Assistant Clerk	October 2014	133	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

22

MFS Research International Portfolio

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
Martin J. Wolin (k) (age 52)	Chief Compliance Officer	July 2015	133	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer (since July 2015); Mercer (financial service provider), Chief Risk and Compliance Officer, North America and Latin America (until June 2015)

James O. Yost (k) (age 59)	Treasurer	September 1990	133	Massachusetts Financial Services Company, Senior Vice President

(h)

Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(k)

“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee (other than Messrs. Jones and Kilman) has been elected by shareholders and each Trustee and Officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Messrs. Jones and Kilman became Trustees of the Funds on January 1, 2019. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board’s retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).

Messrs. Buller, Kilman and Otis and Ms. Roepke are members of the Trust’s Audit Committee.

Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.

The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	Custodian State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900

Distributor MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116

Portfolio Manager(s) Victoria Higley Camille Humphries Lee

23

MFS Research International Portfolio

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

MFS Research International Portfolio

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2019 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Senior Officer, a senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2018 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Broadridge performance universe”), (ii) information provided by Broadridge on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Broadridge as well as all other funds in the same investment classification/category (the “Broadridge expense group and universe”), (iii) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the Broadridge performance universe over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Broadridge performance universe over the five-year period ended December 31, 2018, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Initial Class shares was in the 4th quintile relative to the other funds in the universe for this five-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Initial Class shares was in the 3rd quintile for each of the one- and three-year periods ended December 31, 2018 relative to the Broadridge performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

24

MFS Research International Portfolio

Board Review of Investment Advisory Agreement – continued

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets and the advisory fee and total expense ratios of the Broadridge expense group based on information provided by Broadridge. The Trustees considered that MFS currently observes an expense limitation for the Fund, which may not be changed without the Trustees’ approval. The Trustees also considered that, according to the data provided by Broadridge (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each approximately at the Broadridge expense group median.

The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund, if any. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.

The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to contractual breakpoints that reduce the Fund’s advisory fee rate on average daily net assets over $1 billion and $2 billion. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the breakpoints and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the MFS Funds. The Trustees also considered that, effective January 3, 2018, MFS had discontinued its historic practice of obtaining investment research from portfolio brokerage commissions paid by certain MFS Funds and would thereafter directly pay for or voluntarily reimburse a Fund, if applicable, for the costs of external research acquired through the use of the Fund’s portfolio brokerage commissions.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2019.

25

MFS Research International Portfolio

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at http://www.sec.gov. A shareholder can obtain the portfolio holdings report for the first and third quarters of the fund’s fiscal year at mfs.com/vit2 by choosing the fund’s name and then selecting the “Resources” tab and clicking on “Prospectus and Reports”.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available at https://www.mfs.com/en-us/what-we-do/announcements.html or at mfs.com/vit2 by choosing the fund’s name.

INFORMATION ABOUT FUND CONTRACTS AND LEGAL CLAIMS

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

FEDERAL TAX INFORMATION (unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates $18,975,000 as capital gain dividends paid during the fiscal year.

Income derived from foreign sources was $13,027,512. The fund intends to pass through foreign tax credits of $1,092,450 for the fiscal year.

26

rev. 3/16

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•  Social Security number and account balances

•  Account transactions and transaction history

•  Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

27

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

•  open an account or provide account information

•  direct us to buy securities or direct us to sell your securities

•  make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•  sharing for affiliates’ everyday business purposes – information about your creditworthiness

•  affiliates from using your information to market to you

•  sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

•  MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

28

Annual Report

December 31, 2019

MFS® Strategic Income Portfolio

MFS® Variable Insurance Trust II

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, the insurance company that offers your contract may determine that it will no longer send you paper copies of the fund’s annual and semiannual shareholder reports unless you specifically request paper copies from the insurance company or from your financial intermediary. Instead, the shareholder reports will be made available on a Web site (insurancefunds.mfs.com or other Web site of which you will be notified), and the insurance company will notify you by mail each time a report is posted and provide you with a Web site link to access the report. Instructions for requesting paper copies will be provided by your insurance company or financial intermediary.

If you already elected to receive shareholder reports by email, you will not be affected by this change and you need not take any action. If your insurance company or financial intermediary offers electronic delivery, you may elect to receive shareholder reports and other communications from the insurance company or financial intermediary by email by following the instructions provided by the insurance company or financial intermediary.

Beginning on January 1, 2019, you may elect to receive all future reports in paper free of charge from the insurance company or financial intermediary. You can inform the insurance company or financial intermediary that you wish to continue receiving paper copies of your shareholder reports by contacting your insurance company or financial intermediary. Your election to receive reports in paper will apply to all funds held in your account with your insurance company or financial intermediary.

SIS-ANN

MFS® Strategic Income Portfolio

The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK OR CREDIT UNION GUARANTEE • NOT A DEPOSIT • NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS Strategic Income Portfolio

LETTER FROM THE EXECUTIVE CHAIR

Dear Contract Owners:

Slowing global growth, low inflation, and trade friction between the United States and China have been hallmarks of the past 12 months. After experiencing an uptick in market volatility in late 2018, markets steadied for most of 2019, thanks in large measure to the adoption of a dovish policy stance on the part of global central banks, focused on supporting economic growth. Negotiations aimed at a “phase one” trade deal between the U.S. and China bore fruit at the end of the period, boosting investor sentiment, while signs of stability emerging from the global manufacturing sector also lifted spirits. Uncertainty over Brexit, along with the ripple effects from the trade conflict, hampered business confidence and investment in the United Kingdom and Europe for much of the period, though investors expect greater clarity regarding Brexit as a result of December’s general election. The pro-Brexit Conservative Party won the election by a comfortable margin and set the stage for the U.K.’s departure from the EU at the end of January.

Markets expect the longest economic expansion in U.S. history will continue, albeit at a slower pace, as trade tensions recede. In an effort to prolong the expansion, the U.S. Federal Reserve lowered interest rates three times between July and October and the European Central Bank loosened policy in September. While the global monetary policy backdrop remains quite accommodative, signs of easing trade tensions and fading global recession fears led to improved market sentiment in late 2019 as investors grew less risk averse. In early 2020, an outbreak of coronavirus emanating from China reintroduced global growth fears, causing an uptick in volatility.

Here at MFS®, we aim to help our clients navigate the growing complexity of the markets and world economies. Our long-term investment philosophy and commitment to the responsible allocation of capital allow us to tune out the noise and uncover what we believe are the best, most durable investment opportunities in the market. Through our powerful global investment platform, we combine collective expertise, thoughtful risk management and long-term discipline to create sustainable value for investors.

Respectfully,

Robert J. Manning

Executive Chair

MFS Investment Management

February 14, 2020

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

1

MFS Strategic Income Portfolio

PORTFOLIO COMPOSITION

Portfolio structure at value (v)

Fixed income sectors (i)
Investment Grade Corporates	33.4%
Commercial Mortgage-Backed Securities	20.4%
U.S. Treasury Securities	20.2%
High Yield Corporates	11.6%
Collateralized Debt Obligations	9.8%
Emerging Markets Bonds	8.4%
Asset-Backed Securities	3.7%
Mortgage-Backed Securities	3.0%
Municipal Bonds	2.3%
Residential Mortgage-Backed Securities	0.7%
Non-U.S. Government Bonds	0.6%
U.S. Government Agencies	0.2%
Floating Rate Loans	0.2%

Portfolio structure reflecting equivalent exposure of derivative positions (i)

Composition including fixed income credit quality (a)(i)
AAA	12.5%
AA	5.2%
A	19.0%
BBB	27.2%
BB	8.6%
B	7.1%
CCC	1.1%
CC (o)	0.0%
C (o)	0.0%
D	0.1%
U.S. Government	3.7%
Federal Agencies	3.2%
Not Rated	26.8%
Non-Fixed Income	0.3%
Cash & Cash Equivalents	2.7%
Other	(17.5)%

Portfolio facts (i)
Average Duration (d)	5.9
Average Effective Maturity (m)	7.4 yrs.

2

MFS Strategic Income Portfolio

Portfolio Composition – continued

(a)	For all securities other than those specifically described below, ratings are assigned to underlying securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). Securities rated BBB or higher are considered investment grade. All ratings are subject to change. U.S. Government includes securities issued by the U.S. Department of the Treasury. Federal Agencies includes rated and unrated U.S. Agency fixed-income securities, U.S. Agency mortgage-backed securities, and collateralized mortgage obligations of U.S. Agency mortgage-backed securities. Not Rated includes fixed income securities and fixed income derivatives, which have not been rated by any rating agency. Non-Fixed Income includes any equity securities (including convertible bonds and equity derivatives) and/or commodity-linked derivatives. The fund may or may not have held all of these instruments on this date. The fund is not rated by these agencies.
(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value due to the interest rate move.
(i)	For purposes of this presentation, the components include the value of securities, and reflect the impact of the equivalent exposure of derivative positions, if any. These amounts may be negative from time to time. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than value. The bond component will include any accrued interest amounts.
(m)	In determining each instrument’s effective maturity for purposes of calculating the fund’s dollar-weighted average effective maturity, MFS uses the instrument’s stated maturity or, if applicable, an earlier date on which MFS believes it is probable that a maturity-shortening device (such as a put, pre-refunding or prepayment) will cause the instrument to be repaid. Such an earlier date can be substantially shorter than the instrument’s stated maturity.
(o)	Less than 0.1%.
(v)	For purposes of this presentation, market value of fixed income and/or equity derivatives, if any, is included in Cash & Cash Equivalents.

Where the fund holds convertible bonds, they are treated as part of the equity portion of the portfolio.

The fund invests a portion of its assets in the MFS High Yield Pooled Portfolio. Percentages reflect exposure to the underlying holdings, including Cash & Cash Equivalents and Other, of the MFS High Yield Pooled Portfolio and not to the exposure from investing directly in the MFS High Yield Pooled Portfolio itself.

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

Other includes equivalent exposure from currency derivatives and/or any offsets to derivative positions and may be negative.

Percentages are based on net assets as of December 31, 2019.

The portfolio is actively managed and current holdings may be different.

3

MFS Strategic Income Portfolio

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended December 31, 2019, Initial Class shares of the MFS Strategic Income Portfolio (fund) provided a total return of 11.60%, while Service Class shares of the fund provided a total return of 11.29%. These compare with a return of 8.72% over the same period for the fund’s benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index.

Market Environment

Fading fears of a near-term global recession, the announcement of a partial trade deal between the United States and China and the decline in uncertainty over Brexit helped bolster market sentiment late in the period. Changes in market sentiment, largely driven by uncertainty over the outcome of trade negotiations between the US and China, had contributed to periodic bouts of volatility during the reporting period. The global economy decelerated, led by weakness in China and Europe, although the pace of the slowdown moderated late in the period amid nascent signs of stabilization in the manufacturing sector.

The deteriorating global growth backdrop, along with declining inflationary pressures, prompted the US Federal Reserve to adopt a more dovish posture beginning in early 2019, resulting in the first interest rate cut in over a decade at the end of July, followed by additional cuts in September and October. The Fed’s actions led to a sharp decline in long-term interest rates during the period’s second half, causing the inversion of portions of the US Treasury yield curve for a time. Amid an improvement in risk sentiment in Q4 2019 and indications of a bottoming in growth and a potential upturn in activity, the Fed indicated in October that further rate cuts were unlikely unless the outlook for the economy materially worsened.

Globally, central banks have tilted more dovish as well, with the European Central Bank unveiling a package of easing measures, which included putting overnight rates deeper into negative territory, restarting its bond-buying program and lengthening the term of cheap loans to banks to three years from two. The central banks of India and Australia are among those that have cut rates several times in recent months, although China has been more cautious in increasing liquidity as it keeps trying to deleverage its economy, cutting rates only marginally.

Emerging markets experienced considerable volatility through the end of 2018, as tighter global financial conditions exposed structural weakness in some countries. Those conditions improved in 2019 as the Fed became more dovish. Notwithstanding the periodic headwinds on market sentiment from significant trade friction between the US and China over much of the year, emerging market hard currency debt and local rates benefited from relatively cheap valuations at the beginning of the period and easier global monetary conditions. These factors, plus the fading of certain global risk factors mentioned above, hastened spread tightening in the latter part of the period. At the same time, idiosyncratic risks spiked in some countries (e.g., Argentina and Lebanon), contributing to increased dispersion in performance among sovereign assets.

Factors Affecting Performance

Relative to the Bloomberg Barclays U.S. Aggregate Bond Index, the fund’s greater exposure to the industrials sector, particularly within both “B” and “BB” rated (r) bonds, contributed to performance. A greater exposure to the financial institutions sector also benefited relative results. Additionally, the fund’s underweight allocation to both the treasury and agency fixed rate sectors further strengthened relative returns, as both sectors lagged the benchmark over the reporting period.

Conversely, the fund’s positioning along the yield curve (y) detracted from relative performance.

Respectfully,

Portfolio Manager(s)

Neeraj Arora, Philipp Burgener, David Cole, Alexander Mackey, Joshua Marston, Robert Persons, and Michael Skatrud

(r)

Bonds rated “BBB”, “Baa”, or higher are considered investment grade; bonds rated “BB”, “Ba”, or below are considered non-investment grade. The source for bond quality ratings is Moody’s Investors Service, Standard & Poor’s and Fitch, Inc. and are applied using the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). For securities which are not rated by any of the three agencies, the security is considered Not Rated.

(y)	A yield curve graphically depicts the yields of different maturity bonds of the same credit quality and type; a normal yield curve is upward sloping, with short-term rates lower than long-term rates.

The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

4

MFS Strategic Income Portfolio

PERFORMANCE SUMMARY THROUGH 12/31/19

The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.

Growth of a Hypothetical $10,000 Investment

Total Returns through 12/31/19

Average annual total returns

Share Class	Class Inception Date	1-yr	5-yr	10-yr
Initial Class	5/06/98	11.60%	4.30%	5.13%
Service Class	8/24/01	11.29%	4.06%	4.87%

Comparative benchmark(s)
Bloomberg Barclays U.S. Aggregate Bond Index (f)		8.72%	3.05%	3.75%

(f)	Source: FactSet Research Systems Inc.

Benchmark Definition(s)

Bloomberg Barclays U.S. Aggregate Bond Index – a market capitalization-weighted index that measures the performance of the U.S. investment-grade, fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities with at least one year to final maturity. BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). BARCLAYS® is a trademark and service mark of Barclays Bank Plc (collectively with its affiliates, “Barclays”), used under license. Bloomberg or Bloomberg’s licensors, including Barclays, own all proprietary rights in the Bloomberg Barclays Indices. Neither Bloomberg nor Barclays approves or endorses this material, or guarantees the accuracy or completeness of any information herein, or makes any warranty, express or implied, as to the results to be obtained therefrom, and, to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

It is not possible to invest directly in an index.

Notes to Performance Summary

Performance information prior to December 2, 2019 reflects time periods when the fund had (i) a policy permitting the fund to invest up to 100% of its assets in below investment grade quality debt instruments and (ii) a policy permitting the fund to invest in equity securities as a principal investment strategy. The fund’s investment policies and strategies changed effective December 2, 2019.

5

MFS Strategic Income Portfolio

Performance Summary – continued

Average annual total return represents the average annual change in value for each share class for the periods presented.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

6

MFS Strategic Income Portfolio

EXPENSE TABLE

Fund Expenses Borne by the Contract Holders during the Period,

July 1, 2019 through December 31, 2019

As a contract holder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

In addition to the fees and expenses which the fund bears directly, the fund indirectly bears a pro rata share of the fees and expenses of the MFS High Yield Pooled Portfolio, an underlying MFS Pooled Portfolio in which the fund invests. MFS Pooled Portfolios are mutual funds advised by MFS that do not pay management fees to MFS but do incur investment and operating costs. If these transactional and indirect costs were included, your costs would have been higher.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2019 through December 31, 2019.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight the fund’s ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/19	Ending Account Value 12/31/19	Expenses Paid During Period (p) 7/01/19-12/31/19
Initial Class	Actual	0.76%	$1,000.00	$1,030.33	$3.89
	Hypothetical (h)	0.76%	$1,000.00	$1,021.37	$3.87
Service Class	Actual	1.01%	$1,000.00	$1,028.94	$5.17
	Hypothetical (h)	1.01%	$1,000.00	$1,020.11	$5.14

(h)	5% class return per year before expenses.

(p)

“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). In addition to the fees and expenses which the fund bears directly, the fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the fund invests. If these indirect costs were included, your costs would have been higher.

Notes to Expense Table

Changes to the fund’s fee arrangements occurred during the six month period. Had these fee changes been in effect throughout the entire six month period, the annualized expense ratios, the actual expenses paid during the period, and the hypothetical expenses paid during the period would have been approximately 0.75%, $3.84, and $3.82 for Initial Class and 1.00%, $5.11, and $5.09 for Service Class, respectively. For further information about the fund’s fee arrangements and changes to those fee arrangements, please see Note 3 in the Notes to Financial Statements.

7

MFS Strategic Income Portfolio

PORTFOLIO OF INVESTMENTS – 12/31/19

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)
BONDS – 85.5%
Aerospace – 0.7%
L3 Harris Technologies, Inc., 4.4%, 6/15/2028 (n)	$266,000	$296,198

Asset-Backed & Securitized – 34.5%
Allegro CLO Ltd., 2014-1RA, “C”, FLR, 4.965% (LIBOR - 3mo. + 3%), 10/21/2028 (n)	$250,000	$249,370
Allegro CLO Ltd., 2015-1X, “CR”, FLR, 3.589% (LIBOR - 3mo. + 1.65%), 7/25/2027 (n)	250,000	244,113
ALM Loan Funding, CLO, 2015-16A, “BR2”, FLR, 3.9% (LIBOR - 3mo. + 1.9%), 7/15/2027 (n)	260,000	257,594
Arbor Realty Trust, Inc., CLO, 2018-FL1, “A”, FLR, 2.889% (LIBOR - 1mo. + 1.15%), 6/15/2028 (n)	260,000	260,162
Arbor Realty Trust, Inc., CLO, 2019-FL1, “D”, FLR, 4.24% (LIBOR - 1mo. + 2.5%), 5/15/2037 (n)	244,000	244,153
AREIT CRE Trust, 2019-CRE3, “D”, FLR, 4.39% (LIBOR - 1mo. + 2.65%), 9/14/2036 (n)	271,000	270,933
Babson CLO Ltd., 2013-IIA, “BR”, FLR, 3.215% (LIBOR - 3mo. + 1.25%), 1/20/2028 (n)	250,000	245,323
Bancorp Commercial Mortgage Trust, 2018-CRE3, “D”, FLR, 4.44% (LIBOR - 1mo. + 2.7%), 1/15/2033 (n)	248,157	250,325
Bancorp Commercial Mortgage Trust, 2018-CRE4, “AS”, FLR, 2.839% (LIBOR - 1mo. + 1.1%), 9/15/2035 (n)	250,000	250,262
Bancorp Commercial Mortgage Trust, 2018-CRE4, “D”, FLR, 3.839% (LIBOR - 1mo. + 2.1%), 9/15/2035 (n)	200,000	200,229
Bancorp Commercial Mortgage Trust, 2019-CRE5, “D”, FLR, 4.089% (LIBOR - 1mo. + 2.35%), 3/15/2036 (n)	280,000	280,114
Bancorp Commercial Mortgage Trust, 2019-CRE6, “D”, FLR, 4.065% (LIBOR - 1mo. + 2.54%), 9/15/2036 (n)	265,000	264,994
Bayview Financial Revolving Mortgage Loan Trust, FLR, 3.404% (LIBOR - 1mo. + 1.6%), 12/28/2040 (n)	122,926	123,392
BDS Ltd., 2018-FL2, “C”, FLR, 3.587% (LIBOR - 1mo. + 1.85%), 8/15/2035 (n)	200,000	200,000
BSPRT Ltd., 2019-FL5, “C”, FLR, 3.765% (LIBOR - 1mo. + 2%), 5/15/2029 (n)	245,000	244,092
Business Jet Securities LLC, 2018-1, “C”, 7.748%, 2/15/2033 (n)	59,857	61,616
Cent CLO LP, 2015-24A, “A2R”, FLR, 3.65% (LIBOR - 3mo. + 1.65%), 10/15/2026 (n)	305,000	303,864
Chesapeake Funding II LLC, 2017-2A, “C”, 3.01%, 5/15/2029 (n)	215,000	216,306

Issuer	Shares/Par	Value ($)
BONDS – continued
Asset-Backed & Securitized – continued
Citigroup Commercial Mortgage Trust, 2016-P6, “A5”, 3.72%, 12/10/2049	$257,000	$276,351
CLNC Ltd., 2019-FL1, “C”, FLR, 4.133% (LIBOR - 1mo. + 2.4%), 8/20/2035 (n)	265,000	265,166
Commercial Mortgage Pass-Through Certificates, 2017-BNK8, “A3”, 3.229%, 11/15/2050	250,000	261,494
Commercial Mortgage Pass-Through Certificates, 2018-BNK10, “A5”, 3.688%, 2/15/2061	250,000	269,491
Commercial Mortgage Pass-Through Certificates, 2019-BN24, “A3”, 2.96%, 11/15/2062	134,719	137,998
Commercial Mortgage Trust, 2015-PC1, “A5”, 3.902%, 7/10/2050	346,107	368,310
Commercial Mortgage Trust, 2017-COR2, “A3”, 3.51%, 9/10/2050	250,000	264,684
Crest Ltd., CDO, 7%, (0.001% cash or 7% PIK) 1/28/2040 (a)(p)	625,075	25,856
Cutwater Ltd., 2015-IA, “BR”, FLR, 3.8% (LIBOR - 3mo. + 1.8%), 1/15/2029 (n)	250,000	248,724
Drive Auto Receivables Trust, 2017-1, “C”, 2.84%, 4/15/2022	3,004	3,005
DT Auto Owner Trust, 2018-2A, “C”, 3.67%, 3/15/2024 (n)	82,000	82,769
Exantas Capital Corp. CLO Ltd., 2018-RS06, “B”, FLR, 2.887% (LIBOR - 1mo. + 1.15%), 6/15/2035 (n)	260,000	259,187
Falcon Franchise Loan LLC, 9.49%, 1/05/2023 (n)	3,749	260
Figueroa CLO Ltd., 2014-1A, “DR”, FLR, 5.25% (LIBOR - 3mo. + 3.25%), 1/15/2027 (n)	250,000	250,313
Flagship CLO, 2014-8A, “BRR”, FLR, 3.401% (LIBOR - 3mo. + 1.4%), 1/16/2026 (n)	259,587	258,219
Flatiron CLO Ltd., 2015-1A, “CR”, FLR, 3.901% (LIBOR - 3mo. + 1.9%), 4/15/2027 (n)	260,000	258,997
Galaxy CLO Ltd., 2018-29A, “C”, FLR, 3.589% (LIBOR - 3mo. + 1.68%), 11/15/2026 (n)	250,000	249,289
GMF Floorplan Owner Revolving Trust, 2017-2, “C”, 2.63%, 7/15/2022 (n)	260,000	260,304
GS Mortgage Securities Trust, 2019-GSA1, “A4”, 3.047%, 11/10/2052	261,722	268,608
Hunt CRE Ltd., 2018-FL2, “D”, FLR, 4.489% (LIBOR - 1mo. + 2.75%), 8/15/2028 (n)	200,000	200,000
Invitation Homes Trust, 2018-SFR1, “C”, FLR, 2.987% (LIBOR - 1mo. + 1.25%), 3/17/2037 (n)	130,000	129,682
Invitation Homes Trust, 2018-SFR2, “A”, FLR, 2.587% (LIBOR - 1mo. + 0.85%), 12/17/2036 (n)	186,564	185,854

8

MFS Strategic Income Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
BONDS – continued
Asset-Backed & Securitized – continued
JPMorgan Chase Commercial Mortgage Securities Corp., 3.454%, 9/15/2050	$134,136	$141,833
KKR Real Estate Financial Trust, Inc., 2018-FL1, “D”, FLR, 4.287% (LIBOR - 1mo. + 2.55%), 6/15/2036 (n)	205,000	205,769
Lehman Brothers Commercial Conduit Mortgage Trust, 0.947%, 2/18/2030 (i)	4,791	0
LoanCore Ltd., 2018-CRE1, “C”, FLR, 4.29% (LIBOR - 1mo. + 2.55%), 5/15/2028 (n)	260,000	260,785
LoanCore Ltd., 2018-CRE1, “C”, FLR, 3.689% (LIBOR - 1mo. + 1.95%), 4/15/2034 (n)	243,500	243,500
LoanCore Ltd., 2019-CRE2, “D”, FLR, 4.19% (LIBOR - 1mo. + 2.45%), 5/15/2036 (n)	209,000	208,873
Man GLG U.S. CLO 2018-2 Ltd., 2018-2A, “BR”, FLR, 4.45% (LIBOR - 3mo. + 2.45%), 10/15/2028	250,000	248,294
MF1 CLO Ltd., 2019-FL2, “A”, FLR, 4.142% (LIBOR - 1mo. + 2.35%), 12/25/2034 (n)	259,000	259,161
Morgan Stanley Bank of America Merrill Lynch Trust, 2017-C34, “A4”, 3.536%, 11/15/2052	250,000	266,175
Morgan Stanley Capital I Trust, 2017-H1, “A5”, 3.53%, 6/15/2050	187,518	199,200
Navistar Financial Dealer Note Master Owner Trust II, 2018-1, FLR, 3.342% (LIBOR - 1mo. + 1.55%), 9/25/2023 (n)	269,000	269,395
Neuberger Berman CLO Ltd., 2015-19A, “A1R2”, FLR, 2.8% (LIBOR - 3mo. + 0.80%), 7/15/2027 (n)	250,000	249,569
Neuberger Berman CLO Ltd., 2016-21A, “CR”, FLR, 3.565% (LIBOR - 3mo. + 1.6%), 4/20/2027 (n)	250,000	241,208
NextGear Floorplan Master Owner Trust, 2017-2A, “B”, 3.02%, 10/17/2022 (n)	212,000	213,121
NextGear Floorplan Master Owner Trust, 2018-1A, “B”, 3.57%, 2/15/2023 (n)	200,000	202,265
Parallel Ltd., 2015-1A, “DR”, FLR, 4.515% (LIBOR - 3mo. + 2.55%), 7/20/2027 (n)	250,000	236,484
Race Point CLO Ltd., 2013-8A, “CR”, FLR, 4.398% (LIBOR - 3mo. + 2.5%), 2/20/2030 (n)	300,000	295,690
Santander Drive Auto Receivables Trust, 2017-2, “C”, 2.79%, 8/15/2022	121,364	121,557
Securitized Term Auto Receivable Trust 2019-CRTA, “C”, 2.849%, 3/25/2026 (n)	128,950	128,722
UBS Commercial Mortgage Trust, 2017-C1, “A4”, 3.544%, 11/15/2050	251,247	267,127
UBS Commercial Mortgage Trust, 2017-C7, “A4”, 3.679%, 12/15/2050	155,000	166,460
UBS Commercial Mortgage Trust, 2017-C8, “A4”, 3.983%, 2/15/2051	400,000	438,141
UBS Commercial Mortgage Trust, 2019-C17, “A4”, 2.921%, 9/15/2052	197,844	200,849
Wells Fargo Commercial Mortgage Trust, 2016-C34, “A4”, 3.096%, 6/15/2049	260,000	267,417

Issuer	Shares/Par	Value ($)
BONDS – continued
Asset-Backed & Securitized – continued
Wells Fargo Commercial Mortgage Trust, 2017-C42, “A5”, 3.589%, 12/15/2050	$510,000	$545,512
Wells Fargo Commercial Mortgage Trust, 2017-RB1, “A4”, 3.374%, 3/15/2050	280,000	294,934
Wells Fargo Commercial Mortgage Trust, 2019-C54, “A4”, 3.146%, 12/15/2052	167,746	173,609
West CLO Ltd., 2014-1A, “CR”, FLR, 5.003% (LIBOR - 3mo. + 3%), 7/18/2026 (n)	260,000	260,002
Wind River CLO Ltd., 2012-1A, “CR2”, FLR, 4.05% (LIBOR - 3mo. + 2.05%), 1/15/2026 (n)	250,000	249,999

		$15,547,054

Brokerage & Asset Managers – 1.9%
E*TRADE Financial Corp., 4.5%, 6/20/2028	$292,000	$317,329
Raymond James Financial, 3.625%, 9/15/2026	220,000	232,319
TD Ameritrade Holding Corp., 3.3%, 4/01/2027	304,000	318,097

		$867,745

Building – 0.8%
Martin Marietta Materials, Inc., 4.25%, 7/02/2024	$215,000	$230,008
Martin Marietta Materials, Inc., 3.5%, 12/15/2027	115,000	119,271

		$349,279

Business Services – 0.6%
Equinix, Inc., 2.9%, 11/18/2026	$259,000	$259,453

Cable TV – 1.1%
Comcast Corp., 4.15%, 10/15/2028	$266,000	$299,220
Time Warner Cable, Inc., 4.5%, 9/15/2042	183,000	186,601

		$485,821

Computer Software – 0.6%
Dell Investments LLC/EMC Corp., 5.3%, 10/01/2029 (n)	$224,000	$252,239

Computer Software – Systems – 0.7%
Apple, Inc., 4.25%, 2/09/2047	$250,000	$298,394

Conglomerates – 1.8%
United Technologies Corp., 4.125%, 11/16/2028	$444,000	$499,749
Wabtec Corp., 4.95%, 9/15/2028	304,000	334,232

		$833,981

Consumer Products – 1.5%
Reckitt Benckiser Treasury Services
PLC, 3.625%, 9/21/2023 (n)	$259,000	$269,670
Reckitt Benckiser Treasury Services
PLC, 2.75%, 6/26/2024 (n)	401,000	408,664

		$678,334

Consumer Services – 2.1%
Booking Holdings, Inc., 3.55%, 3/15/2028	$242,000	$257,566
Expedia Group, Inc., 3.25%, 2/15/2030 (n)	300,000	288,301

9

MFS Strategic Income Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
BONDS – continued
Consumer Services – continued
Experian Finance PLC, 2.75%, 3/08/2030 (n)		$245,000	$241,002
Toll Road Investors Partnership II LP,
Capital Appreciation, 0%, 2/15/2026 (n)		46,000	34,196
Toll Road Investors Partnership II LP,
Capital Appreciation, 0%, 2/15/2029 (n)		132,000	83,996
Toll Road Investors Partnership II LP,
Capital Appreciation, 0%, 2/15/2031 (n)		46,000	26,361

			$931,422

Electrical Equipment – 0.6%
Arrow Electronics, Inc., 3.875%, 1/12/2028		$280,000	$286,575

Electronics – 0.5%
Broadcom Corp./Broadcom Cayman Finance Ltd., 3.5%, 1/15/2028		$225,000	$226,347

Emerging Market Quasi-Sovereign – 2.6%
Empresas Publicas de Medellin, 4.25%, 7/18/2029 (n)		$200,000	$207,841
KazTransGas JSC (Republic of Kazakhstan), 4.375%, 9/26/2027		200,000	209,685
NAK Naftogaz Ukraine via Standard Bank London Holdings PLC, 7.625%, 11/08/2026 (n)		200,000	204,000
Petrobras Global Finance B.V. (Federative Republic of Brazil), 6.9%, 3/19/2049		102,000	119,646
REC Ltd. (Republic of India), 3.875%, 7/07/2027		200,000	198,913
Southern Gas Corridor CJSC (Republic of Azerbaijan), 6.875%, 3/24/2026		200,000	236,848

			$1,176,933

Emerging Market Sovereign – 3.1%
Arab Republic of Egypt, 7.052%, 1/15/2032 (n)		$200,000	$209,544
Federative Republic of Brazil, 4.5%, 5/30/2029		200,000	211,900
Government of Ukraine, GDP Linked Bond, 0%, 5/31/2040		131,000	125,269
Ivory Coast, 5.875%, 10/17/2031 (n)	EUR	103,000	119,948
Republic of Angola, 8%, 11/26/2029 (n)		$200,000	213,091
Republic of Costa Rica, 6.125%, 2/19/2031 (n)		200,000	212,750
Republic of Montenegro, 2.55%, 10/03/2029 (n)	EUR	106,000	117,860
Republic of Turkey, 5.6%, 11/14/2024		$200,000	203,458

			$1,413,820

Energy – Independent – 0.3%
Canadian Oil Sands Co., 4.5%, 4/01/2022 (n)		$118,000	$121,656

Energy – Integrated – 0.9%
Eni S.p.A., 4%, 9/12/2023 (n)		$200,000	$210,839
Eni S.p.A., 4.25%, 5/09/2029 (n)		200,000	219,339

			$430,178

Issuer	Shares/Par	Value ($)
BONDS – continued
Financial Institutions – 0.5%
GE Capital International Funding Co., 4.418%, 11/15/2035	$200,000	$212,955

Food & Beverages – 0.6%
Anheuser-Busch InBev Worldwide, Inc., 4.439%, 10/06/2048	$125,491	$140,622
Bacardi Ltd., 5.15%, 5/15/2038 (n)	115,000	129,671

		$270,293

Gaming & Lodging – 0.6%
GLP Capital LP/GLP Financing II, Inc., 4%, 1/15/2030	$268,000	$273,548

Insurance – 0.8%
American International Group, Inc., 3.9%, 4/01/2026	$229,000	$245,224
American International Group, Inc., 4.7%, 7/10/2035	59,000	68,250
American International Group, Inc., 4.5%, 7/16/2044	53,000	60,961

		$374,435

Insurance – Property & Casualty – 2.1%
Allied World Assurance Co. Holdings Ltd., 4.35%, 10/29/2025	$310,000	$326,992
Fairfax Financial Holdings Ltd., 4.85%, 4/17/2028	283,000	308,001
Marsh & McLennan Cos., Inc., 4.2%, 3/01/2048	277,000	314,289

		$949,282

International Market Quasi-Sovereign – 0.6%
Dexia Credit Local S.A. (Kingdom of Belgium), 2.25%, 2/18/2020 (n)	$270,000	$270,116

Machinery & Tools – 0.7%
CNH Industrial Capital LLC, 4.2%, 1/15/2024	$174,000	$184,192
CNH Industrial Capital LLC, 3.85%, 11/15/2027	145,000	151,215

		$335,407

Major Banks – 5.3%
Bank of America Corp., 4.125%, 1/22/2024	$136,000	$146,276
Bank of America Corp., 3.248%, 10/21/2027	656,000	683,110
Bank of America Corp., 4.271% to 7/23/2028, FLR (LIBOR - 3mo. + 1.31%) to 7/23/2029	136,000	150,971
Barclays PLC, 4.375%, 1/12/2026	200,000	216,060
JPMorgan Chase & Co., 3.125%, 1/23/2025	325,000	339,065
JPMorgan Chase & Co., 3.882% to 7/24/2037, FLR (LIBOR - 3mo. + 1.36%) to 7/24/2038	269,000	297,040
UBS Group Funding (Switzerland) AG, 4.253%, 3/23/2028 (n)	215,000	234,864
Wells Fargo & Co., 3.196% to 6/17/2026, FLR (LIBOR - 3mo. + 1.17%) to 6/17/2027	317,000	328,585

		$2,395,971

10

MFS Strategic Income Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
BONDS – continued
Medical & Health Technology & Services – 1.0%
Alcon Finance Corp., 2.75%, 9/23/2026 (n)	$200,000	$203,480
Toledo Hospital, 5.325%, 11/15/2028	239,000	259,925

		$463,405

Medical Equipment – 0.6%
Abbott Laboratories, 4.75%, 11/30/2036	$205,000	$255,847

Midstream – 1.3%
Cheniere Energy, Inc., 3.7%, 11/15/2029 (n)	$263,000	$268,203
MPLX LP, 4.5%, 4/15/2038	309,000	313,709

		$581,912

Mortgage-Backed – 2.9%
Fannie Mae, 5.5%, 3/01/2020 - 9/01/2034	$9,883	$11,104
Fannie Mae, 6.5%, 4/01/2032	16,918	19,057
Fannie Mae, 3%, 2/25/2033	60,943	7,188
Fannie Mae, TBA, 2.5%, 1/16/2035 - 2/18/2035	450,000	453,767
Fannie Mae, TBA, 3.5%, 1/14/2050	225,000	231,334
Freddie Mac, 4.224%, 3/25/2020	138,926	138,873
Ginnie Mae, 3.5%, 12/20/2049	225,000	233,068
Ginnie Mae, TBA, 3%, 1/21/2050 - 3/23/2050	225,000	230,859

		$1,325,250

Municipals – 2.3%
Bridgeview, IL, Stadium and Redevelopment Projects, 5.14%, 12/01/2036	$195,000	$197,256
Chicago, IL, “B”, 7.375%, 1/01/2033	22,000	26,353
New Jersey Economic Development Authority State Pension Funding Rev., “A”, 7.425%, 2/15/2029	177,000	221,910
New Jersey Economic Development Authority State Pension Funding Rev., Capital Appreciation, “B”, 0%, 2/15/2023	350,000	324,447
Puerto Rico Electric Power Authority Rev., “A”, 5%, 7/01/2042 (a)(d)	5,000	3,788
Puerto Rico Electric Power Authority Rev., “ZZ”, 5%, 7/01/2022 (a)(d)	75,000	55,500
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., “2019A-1”, 4.55%, 7/01/2040	6,000	6,212
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., “2019A-1”, 4.75%, 7/01/2053	31,000	32,365
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., “2019A-1”, 5%, 7/01/2058	78,000	82,760
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., Capital Appreciation, “2019A-1”, 0%, 7/01/2024	4,000	3,511
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., Capital Appreciation, “2019A-1”, 0%, 7/01/2027	8,000	6,388
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., Capital Appreciation, “2019A-1”, 0%, 7/01/2029	8,000	5,936

Issuer	Shares/Par	Value ($)
BONDS – continued
Municipals – continued
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., Capital Appreciation, “2019A-1”, 0%, 7/01/2031	$10,000	$6,866
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., Capital Appreciation, “2019A-1”, 0%, 7/01/2033	11,000	6,998
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., Capital Appreciation, “2019A-1”, 0%, 7/01/2046	108,000	28,934
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., Capital Appreciation, “2019A-1”, 0%, 7/01/2051	88,000	17,175

		$1,026,399

Other Banks & Diversified Financials – 1.2%
Bangkok Bank (Hong Kong), 3.733% to 9/25/2029, FLR (CMT - 5yr. + 1.9%) to 9/25/2034 (n)	$200,000	$202,189
BBVA USA, 2.875%, 6/29/2022	250,000	253,451
JSC Kazkommertsbank, 5.5%, 12/21/2022	72,530	73,013

		$528,653

Pharmaceuticals – 0.4%
Allergan Funding SCS, 3.8%, 3/15/2025	$179,000	$187,936

Railroad & Shipping – 0.5%
Lima Metro Line 2 Finance Ltd., 4.35%, 4/05/2036 (n)	$200,000	$211,750

Real Estate – Apartment – 0.6%
Mid-America Apartments, 2.75%, 3/15/2030	$259,000	$258,034

Real Estate – Retail – 0.6%
VEREIT Operating Partnership LP, REIT, 3.1%, 12/15/2029	$259,000	$254,313

Supranational – 0.8%
Corporacion Andina de Fomento, 4.375%, 6/15/2022	$340,000	$356,619

Telecommunications – Wireless – 1.1%
American Tower Corp., REIT, 3.55%, 7/15/2027	$358,000	$375,004
American Tower Corp., REIT, 3.6%, 1/15/2028	125,000	131,197

		$506,201

Transportation – Services – 0.6%
ERAC USA Finance LLC, 3.8%, 11/01/2025 (n)	$267,000	$281,966

U.S. Government Agencies and Equivalents – 0.2%
Small Business Administration, 6.35%, 4/01/2021	$879	$890
Small Business Administration, 4.77%, 4/01/2024	13,752	14,241
Small Business Administration, 4.99%, 9/01/2024	11,061	11,484
Small Business Administration, 4.86%, 1/01/2025	14,357	14,921

11

MFS Strategic Income Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
BONDS – continued
U.S. Government Agencies and Equivalents – continued
Small Business Administration, 4.625%, 2/01/2025	$20,133	$20,958
Small Business Administration, 5.11%, 8/01/2025	15,720	16,477

		$78,971

U.S. Treasury Obligations – 3.7%
U.S. Treasury Bonds, 2.5%, 2/15/2045 (f)	$1,619,000	$1,649,840

Utilities – Electric Power – 2.2%
Enel Finance International N.V., 3.625%, 5/25/2027 (n)	$280,000	$289,788
Enel Finance International N.V., 4.875%, 6/14/2029 (n)	200,000	225,522
FirstEnergy Corp., 4.85%, 7/15/2047	190,000	225,349
Mong Duong Finance Holdings B.V., 5.125%, 5/07/2029 (n)	250,000	255,626

		$996,285

Total Bonds (Identified Cost, $37,513,390)		$38,500,817

COMMON STOCKS – 0.0%
Energy – Independent – 0.0%
Frontera Energy Corp. (Identified Cost, $106,984)	1,188	$8,946

Issuer	Shares/Par	Value ($)
INVESTMENT COMPANIES (h) – 11.4%
Bond Funds – 11.3%
MFS High Yield Pooled Portfolio (v)	541,474	$5,079,021

Money Market Funds – 0.1%
MFS Institutional Money Market Portfolio, 1.7% (v)	48,852	$48,852

Total Investment Companies (Identified Cost, $5,718,695)		$5,127,873

Underlying/ Expiration Date/Exercise Price	Put/ Call	Counter- party	Notional Amount	Par Amount/ Number of Contracts
PURCHASED OPTIONS – 0.0%
Market Index Securities – 0.0%
Markit CDX North America Investment Grade Index – March 2020 @ $72.5 (Premiums Paid, $18,450)	Put	Goldman Sachs International	$4,618,196	$4,500,000	$1,420

OTHER ASSETS, LESS LIABILITIES – 3.1%					1,401,414

NET ASSETS – 100.0%					$45,040,470

(a)	Non-income producing security.

(d)	In default.

(f)	All or a portion of the security has been segregated as collateral for open futures contracts.

(h)	An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund’s investments in affiliated issuers and in unaffiliated issuers were $5,127,873 and $38,511,183, respectively.

(i)	Interest only security for which the fund receives interest on notional principal (Par amount). Par amount shown is the notional principal and does not reflect the cost of the security.

(n)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $16,650,819, representing 37.0% of net assets.

(p)	Payment-in-kind (PIK) security for which interest income may be received in additional securities and/or cash.

(v)	Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

CDO	Collateralized Debt Obligation

CLO	Collateralized Loan Obligation

CMT	Constant Maturity Treasury

FLR	Floating Rate. Interest rate resets periodically based on the parenthetically disclosed reference rate plus a spread (if any). The period-end rate reported may not be the current rate. All reference rates are USD unless otherwise noted.

LIBOR	London Interbank Offered Rate

REIT	Real Estate Investment Trust

TBA	To Be Announced

Abbreviations indicate amounts shown in currencies other than the U.S. dollar. All amounts are stated in U.S. dollars unless otherwise indicated. A list of abbreviations is shown below:

EUR	Euro

JPY	Japanese Yen

12

MFS Strategic Income Portfolio

Portfolio of Investments – continued

Derivative Contracts at 12/31/19

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
Asset Derivatives
USD	2,214,631	JPY	240,000,000	State Street Bank Corp.	1/06/2020	$5,805

Liability Derivatives
USD	262,992	EUR	235,928	BNP Paribas S.A.	2/28/2020	$(2,572)

Futures Contracts

Description	Long/ Short	Currency	Contracts	Notional Amount	Expiration Date	Value/Unrealized Appreciation (Depreciation)
Asset Derivatives
Interest Rate Futures
U.S. Treasury Ultra Note 10 yr	Short	USD	28	$3,939,687	March - 2020	$57,261

Liability Derivatives
Interest Rate Futures
U.S. Treasury Note 2 yr	Long	USD	34	$7,327,000	March - 2020	$(4,198)
U.S. Treasury Note 5 yr	Long	USD	12	1,423,312	March - 2020	(6,047)
U.S. Treasury Ultra Bond	Long	USD	15	2,724,844	March - 2020	(94,216)

						$(104,461)

At December 31, 2019, the fund had liquid securities with an aggregate value of $65,219 to cover any collateral or margin obligations for certain derivative contracts.

See Notes to Financial Statements

13

MFS Strategic Income Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF ASSETS AND LIABILITIES

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

At 12/31/19

Assets
Investments in unaffiliated issuers, at value (identified cost, $37,638,824)	$38,511,183
Investments in affiliated issuers, at value (identified cost, $5,718,695)	5,127,873
Cash	4,386
Foreign currency, at value (identified cost, $2,209,436)	2,208,826
Receivables for
Forward foreign currency exchange contracts	5,805
Investments sold	17,185
Investments sold on an extended settlement basis	51,279
Fund shares sold	14,618
Interest	251,520
Receivable from investment adviser	1,186
Other assets	538
Total assets	$46,194,399

Liabilities
Payables for
Forward foreign currency exchange contracts	$2,572
Net daily variation margin on open futures contracts	11,184
Investments purchased on an extended settlement basis	968,104
Fund shares reacquired	105,068
Payable to affiliates
Administrative services fee	96
Shareholder servicing costs	21
Distribution and/or service fees	87
Payable for independent Trustees’ compensation	3
Accrued expenses and other liabilities	66,794
Total liabilities	$1,153,929
Net assets	$45,040,470

Net assets consist of
Paid-in capital	$43,727,048
Total distributable earnings (loss)	1,313,422
Net assets	$45,040,470
Shares of beneficial interest outstanding	4,518,760

	Net assets	Shares outstanding	Net asset value per share
Initial Class	$38,669,809	3,875,093	$9.98
Service Class	6,370,661	643,667	9.90

See Notes to Financial Statements

14

MFS Strategic Income Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF OPERATIONS

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Year ended 12/31/19

Net investment income (loss)
Income
Interest	$1,413,039
Dividends from affiliated issuers	436,345
Dividends	1,283
Other	817
Foreign taxes withheld	(172)
Total investment income	$1,851,312
Expenses
Management fee	$293,150
Distribution and/or service fees	16,145
Shareholder servicing costs	6,298
Administrative services fee	17,500
Independent Trustees’ compensation	1,357
Custodian fee	12,494
Shareholder communications	13,087
Audit and tax fees	79,681
Legal fees	980
Miscellaneous	33,205
Total expenses	$473,897
Reduction of expenses by investment adviser	(103,748)
Net expenses	$370,149
Net investment income (loss)	$1,481,163

Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers	$681,083
Affiliated issuers	(99,076)
Futures contracts	289,680
Swap agreements	(27,660)
Forward foreign currency exchange contracts	17,355
Foreign currency	38,024
Net realized gain (loss)	$899,406
Change in unrealized appreciation or depreciation
Unaffiliated issuers	$1,976,826
Affiliated issuers	697,342
Futures contracts	(140,399)
Swap agreements	6,904
Forward foreign currency exchange contracts	52,117
Translation of assets and liabilities in foreign currencies	(45,054)
Net unrealized gain (loss)	$2,547,736
Net realized and unrealized gain (loss)	$3,447,142
Change in net assets from operations	$4,928,305

See Notes to Financial Statements

15

MFS Strategic Income Portfolio

FINANCIAL STATEMENTS  |  STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Year ended
	12/31/19	12/31/18
Change in net assets

From operations
Net investment income (loss)	$1,481,163	$1,579,876
Net realized gain (loss)	899,406	(1,005,609)
Net unrealized gain (loss)	2,547,736	(1,556,805)
Change in net assets from operations	$4,928,305	$(982,538)
Total distributions to shareholders	$(1,558,012)	$(1,829,013)
Change in net assets from fund share transactions	$(3,054,588)	$(2,160,371)
Total change in net assets	$315,705	$(4,971,922)

Net assets
At beginning of period	44,724,765	49,696,687
At end of period	$45,040,470	$44,724,765

See Notes to Financial Statements

16

MFS Strategic Income Portfolio

FINANCIAL STATEMENTS  |  FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Initial Class	Year ended

	12/31/19	12/31/18	12/31/17	12/31/16		12/31/15

Net asset value, beginning of period	$9.26	$9.84	$9.71	$9.25		$10.01

Income (loss) from investment operations
Net investment income (loss) (d)	$0.33	$0.33	$0.34	$0.40	(c)	$0.37
Net realized and unrealized gain (loss)	0.74	(0.52)	0.26	0.37		(0.55)
Total from investment operations	$1.07	$(0.19)	$0.60	$0.77		$(0.18)

Less distributions declared to shareholders
From net investment income	$(0.35)	$(0.39)	$(0.47)	$(0.31)		$(0.58)
Net asset value, end of period (x)	$9.98	$9.26	$9.84	$9.71		$9.25
Total return (%) (k)(r)(s)(x)	11.60	(1.99)	6.24	8.24	(c)	(1.85)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	1.01	1.03	1.02	0.89	(c)	0.96
Expenses after expense reductions (f)(h)	0.78	0.80	0.80	0.71	(c)	0.80
Net investment income (loss)	3.32	3.42	3.39	4.09	(c)	3.74
Portfolio turnover	104	59	72	21		31
Net assets at end of period (000 omitted)	$38,670	$38,111	$42,409	$44,191		$47,422

Service Class	Year ended

	12/31/19	12/31/18	12/31/17	12/31/16		12/31/15

Net asset value, beginning of period	$9.19	$9.75	$9.63	$9.17		$9.92

Income (loss) from investment operations
Net investment income (loss) (d)	$0.30	$0.30	$0.31	$0.37	(c)	$0.34
Net realized and unrealized gain (loss)	0.74	(0.50)	0.25	0.37		(0.54)
Total from investment operations	$1.04	$(0.20)	$0.56	$0.74		$(0.20)

Less distributions declared to shareholders
From net investment income	$(0.33)	$(0.36)	$(0.44)	$(0.28)		$(0.55)
Net asset value, end of period (x)	$9.90	$9.19	$9.75	$9.63		$9.17
Total return (%) (k)(r)(s)(x)	11.29	(2.11)	5.88	8.00	(c)	(2.06)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	1.26	1.28	1.27	1.14	(c)	1.21
Expenses after expense reductions (f)(h)	1.03	1.05	1.05	0.97	(c)	1.05
Net investment income (loss)	3.07	3.17	3.16	3.83	(c)	3.49
Portfolio turnover	104	59	72	21		31
Net assets at end of period (000 omitted)	$6,371	$6,614	$7,287	$8,776		$9,548

See Notes to Financial Statements

17

MFS Strategic Income Portfolio

Financial Highlights – continued

(c)	Amount reflects a one-time reimbursement of expenses by the custodian (or former custodian) without which net investment income and performance would be lower and expenses would be higher.

(d)	Per share data is based on average shares outstanding.

(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.

(h)

In addition to the fees and expenses which the fund bears directly, the fund indirectly bears a pro rata share of the fees and expenses of the underlying affiliated funds in which the fund invests. Accordingly, the expense ratio for the fund reflects only those fees and expenses borne directly by the fund. Because the underlying affiliated funds have varied expense and fee levels and the fund may own different proportions of the underlying affiliated funds at different times, the amount of fees and expenses incurred indirectly by the fund will vary.

(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.

(r)	Certain expenses have been reduced without which performance would have been lower.

(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

(x)

The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

18

MFS Strategic Income Portfolio

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Strategic Income Portfolio (the fund) is a diversified series of MFS Variable Insurance Trust II (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in the MFS High Yield Pooled Portfolio (“High Yield Pooled Portfolio”). MFS does not receive a management fee from the High Yield Pooled Portfolio. The High Yield Pooled Portfolio’s investment objective is to seek total return with an emphasis on high current income, but also considering capital appreciation. The accounting policies of the High Yield Pooled Portfolio are outlined in its shareholder report, which is available without charge by calling 1-800-225-2606 and on the Securities and Exchange Commission (SEC) web site at http://www.sec.gov. The accounting policies detailed in the Significant Accounting Policies note cover both the fund and the High Yield Pooled Portfolio. For purposes of this policy disclosure, “fund” refers to both the fund and the High Yield Pooled Portfolio in which the fund invests. The High Yield Pooled Portfolio’s shareholder report is not covered by this report. The fund and the High Yield Pooled Portfolio invest in high-yield securities rated below investment grade. Investments in below investment grade quality securities can involve a substantially greater risk of default or can already be in default, and their values can decline significantly. Below investment grade quality securities tend to be more sensitive to adverse news about the issuer, or the market or economy in general, than higher quality debt instruments. The fund and the High Yield Pooled Portfolio invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s market, economic, industrial, political, regulatory, geopolitical, and other conditions.

In March 2017, the FASB issued Accounting Standards Update 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20) – Premium Amortization on Purchased Callable Debt Securities (“ASU 2017-08”). For callable debt securities purchased at a premium that have explicit, non-contingent call features and that are callable at fixed prices on preset dates, ASU 2017-08 requires the premium to be amortized to the earliest call date. The fund adopted ASU 2017-08 as of the beginning of the reporting period on a modified retrospective basis. The adoption resulted in a change in accounting principle, since the fund had historically amortized such premiums to maturity for U.S. GAAP. As a result of the adoption, the fund recognized a cumulative effect adjustment that decreased the beginning of period cost of investments and increased the unrealized appreciation on investments by offsetting amounts. Adoption had no impact on the fund’s net assets or any prior period information presented in the financial statements. With respect to the fund’s results of operations, amortization of premium to first call date under ASU 2017-08 accelerates amortization with the intent of more closely aligning the recognition of income on such bonds with the economics of the instrument.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – The investments of the fund and the High Yield Pooled Portfolio are valued as described below.

Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Debt instruments and floating rate loans, including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Exchange-traded options are generally valued at the last sale or

19

MFS Strategic Income Portfolio

Notes to Financial Statements – continued

official closing price on their primary exchange as provided by a third-party pricing service. Exchange-traded options for which there were no sales reported that day are generally valued at the last daily bid quotation on their primary exchange as provided by a third-party pricing service. For put options, the position may be valued at the last daily ask quotation if there are no trades reported during the day. Options not traded on an exchange are generally valued at a broker/dealer bid quotation. Foreign currency options are generally valued at valuations provided by a third-party pricing service. Futures contracts are generally valued at last posted settlement price on their primary exchange as provided by a third-party pricing service. Futures contracts for which there were no trades that day for a particular position are generally valued at the closing bid quotation on their primary exchange as provided by a third-party pricing service. Forward foreign currency exchange contracts are generally valued at the mean of bid and asked prices for the time period interpolated from rates provided by a third-party pricing service for proximate time periods. Swap agreements are generally valued using valuations provided by a third-party pricing service, which for cleared swaps includes an evaluation of any trading activity at the clearinghouses. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halt of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own

20

MFS Strategic Income Portfolio

Notes to Financial Statements – continued

assumptions in determining the fair value of investments. Other financial instruments are derivative instruments, such as futures contracts and forward foreign currency exchange contracts. The following is a summary of the levels used as of December 31, 2019 in valuing the fund’s assets or liabilities:

Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities	$8,946	$—	$—	$8,946
U.S. Treasury Bonds & U.S. Government Agencies & Equivalents	—	1,728,811	—	1,728,811
Non-U.S. Sovereign Debt	—	3,217,488	—	3,217,488
Municipal Bonds	—	1,026,399	—	1,026,399
U.S. Corporate Bonds	—	11,747,744	—	11,747,744
Residential Mortgage-Backed Securities	—	1,640,786	—	1,640,786
Commercial Mortgage-Backed Securities	—	9,176,158	—	9,176,158
Asset-Backed Securities (including CDOs)	—	6,055,360	—	6,055,360
Foreign Bonds	—	3,909,491	—	3,909,491
Mutual Funds	5,127,873	—	—	5,127,873
Total	$5,136,819	$38,502,237	$—	$43,639,056

Other Financial Instruments
Futures Contracts – Assets	$57,261	$—	$—	$57,261
Futures Contracts – Liabilities	(104,461)	—	—	(104,461)
Forward Foreign Currency Exchange Contracts – Assets	—	5,805	—	5,805
Forward Foreign Currency Exchange Contracts – Liabilities	—	(2,572)	—	(2,572)

For further information regarding security characteristics, see the Portfolio of Investments. Please refer to the High Yield Pooled Portfolio’s shareholder report for further information regarding the levels used in valuing its assets or liabilities.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Derivatives – The fund uses derivatives primarily to increase or decrease exposure to a particular market or segment of the market, or security, to increase or decrease interest rate or currency exposure, or as alternatives to direct investments. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.

The derivative instruments used by the fund during the period were purchased options, futures contracts, forward foreign currency exchange contracts, and swap agreements. Depending on the type of derivative, the fund may exit a derivative position by entering into an offsetting transaction with a counterparty or exchange, negotiating an agreement with the derivative counterparty, or novating the position to a third party. The fund may be unable to promptly close out a futures position in instances where the daily fluctuation in the price for that type of future exceeds the daily limit set by the exchange. The fund’s period end derivatives, as presented in the Portfolio of Investments and the associated Derivative Contract tables, generally are indicative of the volume of its derivative activity during the period.

The following table presents, by major type of derivative contract, the fair value, on a gross basis, of the asset and liability components of derivatives held by the fund at December 31, 2019 as reported in the Statement of Assets and Liabilities:

		Fair Value (a)
Risk	Derivative Contracts	Asset Derivatives	Liability Derivatives
Interest Rate	Interest Rate Futures	$57,261	$(104,461)
Interest Rate	Purchased Interest Rate Options	1,420	—
Foreign Exchange	Forward Foreign Currency Exchange Contracts	5,805	(2,572)
Total		$64,486	$(107,033)

(a)

The value of purchased options outstanding is included in investments in unaffiliated issuers, at value, within the fund’s Statement of Assets and Liabilities. Values presented in this table for futures contracts correspond to the values reported in the fund’s Portfolio of Investments. Only the current day net variation margin for futures contracts is separately reported within the fund’s Statement of Assets and Liabilities.

21

MFS Strategic Income Portfolio

Notes to Financial Statements – continued

The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the year ended December 31, 2019 as reported in the Statement of Operations:

Risk	Futures Contracts	Swap Agreements	Forward Foreign Currency Exchange Contracts	Unaffiliated Issuers (Purchased Options)
Interest Rate	$289,680	$—	$—	$—
Foreign Exchange	—	—	17,355	—
Credit	—	(27,660)	—	(23,370)
Total	$289,680	$(27,660)	$17,355	$(23,370)

The following table presents, by major type of derivative contract, the change in unrealized appreciation or depreciation on derivatives held by the fund for the year ended December 31, 2019 as reported in the Statement of Operations:

Risk	Futures Contracts	Swap Agreements	Forward Foreign Currency Exchange Contracts	Unaffiliated Issuers (Purchased Options)
Interest Rate	$(140,399)	$—	$—	$—
Foreign Exchange	—	—	52,117	—
Credit	—	6,904	—	(17,030)
Total	$(140,399)	$6,904	$52,117	$(17,030)

Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain, but not all, uncleared derivatives, the fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an ISDA Master Agreement on a bilateral basis. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a specified deterioration in the credit quality of the other party. Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each agreement to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any.

Collateral and margin requirements differ by type of derivative. For cleared derivatives (e.g., futures contracts, cleared swaps, and exchange-traded options), margin requirements are set by the clearing broker and the clearing house and collateral, in the form of cash or securities, is posted by the fund directly with the clearing broker. Collateral terms are counterparty agreement specific for uncleared derivatives (e.g., forward foreign currency exchange contracts, uncleared swap agreements, and uncleared options) and collateral, in the form of cash and securities, is held in segregated accounts with the fund’s custodian in connection with these agreements. For derivatives traded under an ISDA Master Agreement, which contains a collateral support annex, the collateral requirements are netted across all transactions traded under such counterparty-specific agreement and an amount is posted from one party to the other to collateralize such obligations. Cash that has been segregated or delivered to cover the fund’s collateral or margin obligations under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities as restricted cash for uncleared derivatives and/or deposits with brokers for cleared derivatives. Securities pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments. The fund may be required to make payments of interest on uncovered collateral or margin obligations with the broker. Any such payments are included in “Miscellaneous” expense in the Statement of Operations.

Purchased Options – The fund purchased put options for a premium. Purchased put options entitle the holder to sell a specified number of shares or units of a particular security, currency or index at a specified price at a specified date or within a specified period of time. Purchasing put options may hedge against an anticipated decline in the value of portfolio securities or currency or decrease the fund’s exposure to an underlying instrument.

The premium paid is initially recorded as an investment in the Statement of Assets and Liabilities. That investment is subsequently marked-to-market daily with the difference between the premium paid and the market value of the purchased option being recorded as unrealized appreciation or depreciation. Premiums paid for purchased put options which have expired are treated as realized losses on investments in the Statement of Operations. Upon the exercise or closing of a purchased put option, the premium paid is offset against the proceeds on the sale of the underlying security or financial instrument in order to determine the realized gain or loss on investments.

Whether or not the option is exercised, the fund’s maximum risk of loss from purchasing an option is the amount of premium paid. All option contracts involve credit risk if the counterparty to the option contract fails to perform. For uncleared options, this risk is

22

MFS Strategic Income Portfolio

Notes to Financial Statements – continued

mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and, where applicable, by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

Futures Contracts – The fund entered into futures contracts which may be used to hedge against or obtain broad market exposure, interest rate exposure, currency exposure, or to manage duration. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the fund is required to deposit with the broker, either in cash or securities, an initial margin in an amount equal to a specified percentage of the notional amount of the contract. Subsequent payments (variation margin) are made or received by the fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gain or loss by the fund until the contract is closed or expires at which point the gain or loss on futures contracts is realized.

The fund bears the risk of interest rates, exchange rates or securities prices moving unexpectedly, in which case, the fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. While futures contracts may present less counterparty risk to the fund since the contracts are exchange traded and the exchange’s clearinghouse guarantees payments to the broker, there is still counterparty credit risk due to the insolvency of the broker. The fund’s maximum risk of loss due to counterparty credit risk is equal to the margin posted by the fund to the broker plus any gains or minus any losses on the outstanding futures contracts.

Forward Foreign Currency Exchange Contracts – The fund entered into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. These contracts may be used to hedge the fund’s currency risk or for non-hedging purposes. For hedging purposes, the fund may enter into contracts to deliver or receive foreign currency that the fund will receive from or use in its normal investment activities. The fund may also use contracts to hedge against declines in the value of foreign currency denominated securities due to unfavorable exchange rate movements. For non-hedging purposes, the fund may enter into contracts with the intent of changing the relative exposure of the fund’s portfolio of securities to different currencies to take advantage of anticipated exchange rate changes.

Forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any unrealized gains or losses are recorded as a receivable or payable for forward foreign currency exchange contracts until the contract settlement date. On contract settlement date, any gain or loss on the contract is recorded as realized gains or losses on forward foreign currency exchange contracts.

Risks may arise upon entering into these contracts from unanticipated movements in the value of the contract and from the potential inability of counterparties to meet the terms of their contracts. Generally, the fund’s maximum risk due to counterparty credit risk is the unrealized gain on the contract due to the use of Continuous Linked Settlement, a multicurrency cash settlement system for the centralized settlement of foreign transactions. This risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and, where applicable, by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

Swap Agreements – During the period the fund entered into swap agreements. Swap agreements generally involve a periodic exchange of cash payments on a net basis, at specified intervals or upon the occurrence of specified events, between the fund and a counterparty. Certain swap agreements may be entered into as a bilateral contract (“uncleared swaps”) while others are required to be centrally cleared (“cleared swaps”). In a cleared swap transaction, the ultimate counterparty to the transaction is a clearinghouse (the “clearinghouse”). The contract is transferred and accepted by the clearinghouse immediately following execution of the swap contract with an executing broker. Thereafter, throughout the term of the cleared swap, the fund interfaces indirectly with the clearinghouse through a clearing broker and has counterparty risk to the clearing broker as well.

Both cleared and uncleared swap agreements are marked to market daily. The value of uncleared swap agreements is reported in the Statement of Assets and Liabilities as “Uncleared swaps, at value” which includes any related interest accruals to be paid or received by the fund. For cleared swaps, payments (variation margin) are made or received by the fund each day, depending on the daily fluctuations in the value of the cleared swap, such that only the current day net receivable or payable for variation margin is reported in the Statement of Assets and Liabilities.

For both cleared and uncleared swaps, the periodic exchange of net cash payments, at specified intervals or upon the occurrence of specified events as stipulated by the agreement, is recorded as realized gain or loss on swap agreements in the Statement of Operations. Premiums paid or received at the inception of the agreements are amortized using the effective interest method over the term of the agreement as realized gain or loss on swap agreements in the Statement of Operations. A liquidation payment received or made upon early termination is recorded as a realized gain or loss on swap agreements in the Statement of Operations. The change in unrealized appreciation or depreciation on swap agreements in the Statement of Operations reflects the aggregate change over the reporting period in the value of swaps net of any unamortized premiums paid or received.

23

MFS Strategic Income Portfolio

Notes to Financial Statements – continued

Risks related to swap agreements include the possible lack of a liquid market, unfavorable market and interest rate movements of the underlying instrument and the failure of the counterparty to perform under the terms of the agreements. The fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the contract’s remaining life, to the extent that the amount is positive. To address counterparty risk, uncleared swap agreements are limited to only highly-rated counterparties. Risk is further reduced by having an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and, where applicable, by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement. The fund’s counterparty risk due to cleared swaps is mitigated by the fact that the clearinghouse is the true counterparty to the transaction and the regulatory requirement safeguards in the event of a clearing broker bankruptcy.

The fund entered into credit default swap agreements in order to manage its exposure to the market or certain sectors of the market, to reduce its credit risk exposure to defaults of corporate and sovereign issuers or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. In a credit default swap agreement, the protection buyer can make an upfront payment and will make a stream of payments to the protection seller based on a fixed percentage applied to the agreement notional amount in exchange for the right to receive a specified return upon the occurrence of a defined credit event on the reference obligation (which may be either a single security or a basket of securities issued by corporate or sovereign issuers) and, with respect to the cases where physical settlement applies, the delivery by the buyer to the seller of a defined deliverable obligation. Although agreement-specific, credit events generally consist of a combination of the following: bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium, each as defined in the 2003 ISDA Credit Derivatives Definitions as amended by the relevant agreement. Restructuring is generally not applicable when the reference obligation is issued by a North American corporation and obligation acceleration, obligation default, or repudiation/moratorium are generally only applicable when the reference obligation is issued by a sovereign entity or an entity in an emerging country. Upon determination of the final price for the deliverable obligation (or upon delivery of the deliverable obligation in the case of physical settlement), the difference between the value of the deliverable obligation and the swap agreement’s notional amount is recorded as realized gain or loss on swap agreements in the Statement of Operations.

Loans and Other Direct Debt Instruments – The fund invests in loans and loan participations or other receivables. These investments may include standby financing commitments, including revolving credit facilities, which contractually obligate the fund to supply additional cash to the borrower on demand. The fund generally provides this financial support in order to preserve its existing investment or to obtain a more senior secured interest in the assets of the borrower. Loan participations involve a risk of insolvency of the lending bank or other financial intermediary.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Some securities may be purchased on a “when-issued” or “forward delivery” basis, which means that the securities will be delivered to the fund at a future date, usually beyond customary settlement time. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date. Debt obligations may be placed on non-accrual status or set to accrue at a rate of interest less than the contractual coupon when the collection of all or a portion of interest has become doubtful. Interest income for those debt obligations may be further reduced by the write-off of the related interest receivables when deemed uncollectible.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

The fund purchased or sold debt securities on a when-issued or delayed delivery basis, or in a “To Be Announced” (TBA) or “forward commitment” transaction with delivery or payment to occur at a later date beyond the normal settlement period. When the fund sells securities on a when-issued, delayed delivery, or forward commitment basis, the fund typically owns or has the right to acquire securities equivalent in kind and amount to the delivered securities. At the time a fund enters into a commitment to purchase or sell a security, the transaction is recorded and the value of the security acquired or sold is reflected in the fund’s net asset value. The price of such security and the date that the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. TBA securities resulting from these transactions are included in the

24

MFS Strategic Income Portfolio

Notes to Financial Statements – continued

Portfolio of Investments. TBA purchase (sale) commitments are held at carrying amount, which approximates fair value and are categorized as level 2 within the fair value hierarchy and included in Investments purchased or sold on an extended settlement basis in the Statement of Assets and Liabilities. No interest accrues to the fund until payment takes place. At the time that a fund enters into this type of transaction, the fund is required to have sufficient cash and/or liquid securities to cover its commitments. Losses may arise due to changes in the value of the underlying securities prior to settlement date or if the counterparty does not perform under the contract’s terms, or if the issuer does not issue the securities due to political, economic or other factors.

To mitigate the counterparty credit risk on TBA securities and other types of forward settling mortgage-backed securities, the fund whenever possible enters into a Master Securities Forward Transaction Agreement (“MSFTA”) on a bilateral basis with each of the counterparties with whom it undertakes a significant volume of transactions. The MSFTA gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a specified deterioration in the credit quality of the other party. Upon an event of default or a termination of the MSFTA, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the MSFTA could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any.

For mortgage-backed securities traded under a MSFTA, the collateral and margining requirements are contract specific. Collateral amounts across all transactions traded under such agreement are netted and an amount is posted from one party to the other to collateralize such obligations. Cash that has been pledged to cover the fund’s collateral or margin obligations under a MSFTA, if any, will be reported separately on the Statement of Assets and Liabilities as restricted cash. Securities pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future.

Book/tax differences primarily relate to defaulted bonds, amortization and accretion of debt securities, and derivative transactions.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	Year ended 12/31/19	Year ended 12/31/18
Ordinary income (including any short-term capital gains)	$1,558,012	$1,829,013

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 12/31/19

Cost of investments	$43,639,070
Gross appreciation	1,286,705
Gross depreciation	(1,330,686)
Net unrealized appreciation (depreciation)	$(43,981)

Undistributed ordinary income	1,602,446
Capital loss carryforwards	(244,458)
Other temporary differences	(585)

As of December 31, 2019, the fund had capital loss carryforwards available to offset future realized gains. These net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Such losses are characterized as follows:

Long-Term	$(244,458)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to

25

MFS Strategic Income Portfolio

Notes to Financial Statements – continued

shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	Year ended 12/31/19	Year ended 12/31/18
Initial Class	$1,348,342	$1,585,207
Service Class	209,670	243,806
Total	$1,558,012	$1,829,013

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. For the period from January 1, 2019 through September 30, 2019, the management fee was computed daily and paid monthly at the following annual rates based on the fund’s average daily net assets:

Up to $1 billion	0.70%
In excess of $1 billion	0.65%

Effective October 1, 2019, the management fee is computed daily and paid monthly at the following annual rates based on the fund’s average daily net assets:

Up to $1 billion	0.50%
In excess of $1 billion	0.45%

MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the year ended December 31, 2019, this management fee reduction amounted to $4,404, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended December 31, 2019 was equivalent to an annual effective rate of 0.64% of the fund’s average daily net assets.

For the period from January 1, 2019 through July 31, 2019, the investment adviser had agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses (such as fees and expenses associated with investments in investment companies and other similar investment vehicles), such that total annual operating expenses did not exceed 0.80% of average daily net assets for the Initial Class shares and 1.05% of average daily net assets for the Service Class shares. This written agreement terminated on July 31, 2019. For the period from January 1, 2019 through July 31, 2019, this reduction amounted to $67,237, which is included in the reduction of total expenses in the Statement of Operations. Effective August 1, 2019, the investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses (such as fees and expenses associated with investments in investment companies and other similar investment vehicles), such that total annual operating expenses do not exceed 0.75% of average daily net assets for the Initial Class shares and 1.00% of average daily net assets for the Service Class shares. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until April 30, 2021. For the period from August 1, 2019 through December 31, 2019, this reduction amounted to $32,107, which is included in the reduction of total expenses in the Statement of Operations.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2019, the fee was $5,753, which equated to 0.0127% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2019, these costs amounted to $545.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The

26

MFS Strategic Income Portfolio

Notes to Financial Statements – continued

fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended December 31, 2019 was equivalent to an annual effective rate of 0.0388% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration from MFS for their services to the fund. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other funds managed by MFS (the funds) had entered into a service agreement (the ISO Agreement) which provided for payment of fees solely by the funds to Tarantino LLC in return for the provision of services of an Independent Senior Officer (ISO) for the funds. Frank L. Tarantino served as the ISO and was an officer of the funds and the sole member of Tarantino LLC. Effective June 30, 2019, Mr. Tarantino retired from his position as ISO for the funds, and the ISO Agreement was terminated. For the year ended December 31, 2019, the fee paid by the fund under this agreement was $53 and is included in “Miscellaneous” expense in the Statement of Operations. MFS had agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ISO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS.

The fund invests in the High Yield Pooled Portfolio, which is a mutual fund advised by MFS that does not pay management fees to MFS but does incur investment and operating costs. The fund invests in the High Yield Pooled Portfolio to gain exposure to high income debt instruments, rather than investing in high income debt instruments directly. Income earned on this investment is included in “Dividends from affiliated issuers” in the Statement of Operations. The High Yield Pooled Portfolio does not pay a management fee to MFS or distribution and/or service fee to MFD.

(4)	Portfolio Securities

For the year ended December 31, 2019, purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:

	Purchases	Sales
U.S. Government securities	$11,825,770	$15,253,731
Non-U.S. Government securities	$32,723,628	$30,323,648

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 12/31/19		Year ended 12/31/18

	Shares	Amount	Shares	Amount
Shares sold
Initial Class	238,399	$2,340,408	273,324	$2,588,388
Service Class	40,987	403,039	93,876	876,047
	279,386	$2,743,447	367,200	$3,464,435

Shares issued to shareholders in reinvestment of distributions
Initial Class	135,240	$1,348,342	170,087	$1,585,207
Service Class	21,179	209,670	26,357	243,806
	156,419	$1,558,012	196,444	$1,829,013

Shares reacquired
Initial Class	(614,197)	$(6,013,428)	(639,667)	$(6,059,623)
Service Class	(138,486)	(1,342,619)	(147,390)	(1,394,196)
	(752,683)	$(7,356,047)	(787,057)	$(7,453,819)

Net change
Initial Class	(240,558)	$(2,324,678)	(196,256)	$(1,886,028)
Service Class	(76,320)	(729,910)	(27,157)	(274,343)
	(316,878)	$(3,054,588)	(223,413)	$(2,160,371)

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndicate of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the highest of one month LIBOR, the

27

MFS Strategic Income Portfolio

Notes to Financial Statements – continued

Federal Funds Effective Rate and the Overnight Bank Funding Rate, plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at rates equal to customary reference rates plus an agreed upon spread. For the year ended December 31, 2019, the fund’s commitment fee and interest expense were $247 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

(7)	Investments in Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the following were affiliated issuers:

Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
MFS High Yield Pooled Portfolio	$6,231,072	$4,240,871	$5,991,380	$(98,762)	$697,220	$5,079,021
MFS Institutional Money Market Portfolio	1,455,501	26,778,907	28,185,364	(314)	122	48,852
	$7,686,573	$31,019,778	$34,176,744	$(99,076)	$697,342	$5,127,873

Affiliated Issuers					Dividend Income	Capital Gain Distributions
MFS High Yield Pooled Portfolio					$390,304	$—
MFS Institutional Money Market Portfolio					46,041	—
					$436,345	$—

28

MFS Strategic Income Portfolio

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Variable Insurance Trust II and the Shareholders of

MFS Strategic Income Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of MFS Strategic Income Portfolio (the “Fund”), including the portfolio of investments, as of December 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2019, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 14, 2020

We have served as the auditor of one or more of the MFS investment companies since 1924.

29

MFS Strategic Income Portfolio

TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of February 1, 2020, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 56)	Trustee	February 2004	133	Massachusetts Financial Services Company, Executive Chairman (since January 2017); Director; Chairman of the Board; Chief Executive Officer (until 2015); Co-Chief Executive Officer (2015-2016)	N/A

Robin A. Stelmach (k) (age 58)	Trustee	January 2014	133	Massachusetts Financial Services Company, Vice Chair (since January 2017); Chief Operating Officer and Executive Vice President (until January 2017)	N/A

INDEPENDENT TRUSTEES
John P. Kavanaugh (age 65)	Trustee and Chair of Trustees	January 2009	133	Private investor	N/A

Steven E. Buller (age 68)	Trustee	February 2014	133	Financial Accounting Standards Advisory Council, Chairman (2014-2015); Public Company Accounting Oversight Board, Standing Advisory Group, Member (until 2014); BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A

John A. Caroselli (age 65)	Trustee	March 2017	133	JC Global Advisors, LLC (management consulting), President (since 2015); First Capital Corporation (commercial finance), Executive Vice President (until 2015)	N/A

Maureen R. Goldfarb (age 64)	Trustee	January 2009	133	Private investor	N/A

Peter D. Jones (age 64)	Trustee	January 2019	133	Franklin Templeton Distributors, Inc. (investment management), President (until 2015); Franklin Templeton Institutional, LLC (investment management), Chairman (until 2015)	N/A

James W. Kilman, Jr. (age 58)	Trustee	January 2019	133	Burford Capital Limited (finance and investment management), Chief Financial Officer (since 2019); KielStrand Capital LLC (family office), Chief Executive Officer (since 2016); Morgan Stanley & Co. (financial services), Vice Chairman of Investment Banking, Co-Head of Diversified Financials Coverage – Financial Institutions Investment Banking Group (until 2016)	Alpha-En Corporation, Director (2016-2019)

30

MFS Strategic Income Portfolio

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
Clarence Otis, Jr. (age 63)	Trustee	March 2017	133	Darden Restaurants, Inc., Chief Executive Officer (until 2014)	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director; Federal Reserve Bank of Atlanta, Director (until 2015)

Maryanne L. Roepke (age 63)	Trustee	May 2014	133	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A

Laurie J. Thomsen (age 62)	Trustee	March 2005	133	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director (since 2015)

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 46)	Assistant Secretary and Assistant Clerk	July 2005	133	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

Kino Clark (k) (age 51)	Assistant Treasurer	January 2012	133	Massachusetts Financial Services Company, Vice President

John W. Clark, Jr. (k) (age 52)	Assistant Treasurer	April 2017	133	Massachusetts Financial Services Company, Vice President (since March 2017); Deutsche Bank (financial services), Department Head –Treasurer’s Office (until February 2017)

Thomas H. Connors (k) (age 60)	Assistant Secretary and Assistant Clerk	September 2012	133	Massachusetts Financial Services Company, Vice President and Senior Counsel

David L. DiLorenzo (k) (age 51)	President	July 2005	133	Massachusetts Financial Services Company, Senior Vice President

Heidi W. Hardin (k) (age 52)	Secretary and Clerk	April 2017	133	Massachusetts Financial Services Company, Executive Vice President and General Counsel (since March 2017); Harris Associates (investment management), General Counsel (from September 2015 to January 2017); Janus Capital Management LLC (investment management), Senior Vice President and General Counsel (until September 2015)

Brian E. Langenfeld (k) (age 46)	Assistant Secretary and Assistant Clerk	June 2006	133	Massachusetts Financial Services Company, Vice President and Senior Counsel

Amanda S. Mooradian (k) (age 40)	Assistant Secretary and Assistant Clerk	September 2018	133	Massachusetts Financial Services Company, Assistant Vice President and Counsel

Susan A. Pereira (k) (age 49)	Assistant Secretary and Assistant Clerk	July 2005	133	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

Kasey L. Phillips (k) (age 49)	Assistant Treasurer	September 2012	133	Massachusetts Financial Services Company, Vice President

Matthew A. Stowe (k) (age 45)	Assistant Secretary and Assistant Clerk	October 2014	133	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

31

MFS Strategic Income Portfolio

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
Martin J. Wolin (k) (age 52)	Chief Compliance Officer	July 2015	133	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer (since July 2015); Mercer (financial service provider), Chief Risk and Compliance Officer, North America and Latin America (until June 2015)

James O. Yost (k) (age 59)	Treasurer	September 1990	133	Massachusetts Financial Services Company, Senior Vice President

(h)

Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(k)

“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee (other than Messrs. Jones and Kilman) has been elected by shareholders and each Trustee and Officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Messrs. Jones and Kilman became Trustees of the Funds on January 1, 2019. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board’s retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).

Messrs. Buller, Kilman and Otis and Ms. Roepke are members of the Trust’s Audit Committee.

Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.

The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	Custodian State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900

Distributor MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116

Portfolio Manager(s) Neeraj Arora Philipp Burgener David Cole Alexander Mackey Joshua Marston Robert Persons Michael Skatrud

32

MFS Strategic Income Portfolio

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

MFS Strategic Income Portfolio

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2019 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Senior Officer, a senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2018 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Broadridge performance universe”), (ii) information provided by Broadridge on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Broadridge as well as all other funds in the same investment classification/category (the “Broadridge expense group and universe”), (iii) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the Broadridge performance universe over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Broadridge performance universe over the five-year period ended December 31, 2018, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Initial Class shares was in the 2nd quintile relative to the other funds in the universe for this five-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Initial Class shares was in the 4th quintile for the one-year period and the 2nd quintile for the three-year period ended December 31, 2018 relative to the Broadridge performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

33

MFS Strategic Income Portfolio

Board Review of Investment Advisory Agreement – continued

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets and the advisory fee and total expense ratios of the Broadridge expense group based on information provided by Broadridge. The Trustees considered that MFS currently observes an expense limitation for the Fund, which may not be changed without the Trustees’ approval. The Trustees also considered that, according to the data provided by Broadridge (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate was approximately at the Broadridge expense group median and the Fund’s total expense ratio was higher than the Broadridge expense group median. The Trustees also noted that MFS has agreed to further reduce such expense limitation for the Fund effective August 1, 2019, which may not be changed without the Trustees’ approval.

The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund, if any. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.

The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to a contractual breakpoint that reduces the Fund’s advisory fee rate on average daily net assets over $1 billion. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the breakpoint and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the MFS Funds. The Trustees also considered that, effective January 3, 2018, MFS had discontinued its historic practice of obtaining investment research from portfolio brokerage commissions paid by certain MFS Funds and would thereafter directly pay for or voluntarily reimburse a Fund, if applicable, for the costs of external research acquired through the use of the Fund’s portfolio brokerage commissions.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2019.

34

MFS Strategic Income Portfolio

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at http://www.sec.gov. A shareholder can obtain the portfolio holdings report for the first and third quarters of the fund’s fiscal year at mfs.com/vit2 by choosing the fund’s name and then selecting the “Resources” tab and clicking on “Prospectus and Reports”.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available at https://www.mfs.com/en-us/what-we-do/announcements.html or at mfs.com/vit2 by choosing the fund’s name.

INFORMATION ABOUT FUND CONTRACTS AND LEGAL CLAIMS

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

35

rev. 3/16

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•  Social Security number and account balances

•  Account transactions and transaction history

•  Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

36

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

•  open an account or provide account information

•  direct us to buy securities or direct us to sell your securities

•  make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•  sharing for affiliates’ everyday business purposes – information about your creditworthiness

•  affiliates from using your information to market to you

•  sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

•  MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

37

Annual Report

December 31, 2019

MFS® Technology Portfolio

MFS® Variable Insurance Trust II

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, the insurance company that offers your contract may determine that it will no longer send you paper copies of the fund’s annual and semiannual shareholder reports unless you specifically request paper copies from the insurance company or from your financial intermediary. Instead, the shareholder reports will be made available on a Web site (insurancefunds.mfs.com or other Web site of which you will be notified), and the insurance company will notify you by mail each time a report is posted and provide you with a Web site link to access the report. Instructions for requesting paper copies will be provided by your insurance company or financial intermediary.

If you already elected to receive shareholder reports by email, you will not be affected by this change and you need not take any action. If your insurance company or financial intermediary offers electronic delivery, you may elect to receive shareholder reports and other communications from the insurance company or financial intermediary by email by following the instructions provided by the insurance company or financial intermediary.

Beginning on January 1, 2019, you may elect to receive all future reports in paper free of charge from the insurance company or financial intermediary. You can inform the insurance company or financial intermediary that you wish to continue receiving paper copies of your shareholder reports by contacting your insurance company or financial intermediary. Your election to receive reports in paper will apply to all funds held in your account with your insurance company or financial intermediary.

TKS-ANN

MFS® Technology Portfolio

The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK OR CREDIT UNION GUARANTEE • NOT A DEPOSIT • NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS Technology Portfolio

LETTER FROM THE EXECUTIVE CHAIR

Dear Contract Owners:

Slowing global growth, low inflation, and trade friction between the United States and China have been hallmarks of the past 12 months. After experiencing an uptick in market volatility in late 2018, markets steadied for most of 2019, thanks in large measure to the adoption of a dovish policy stance on the part of global central banks, focused on supporting economic growth. Negotiations aimed at a “phase one” trade deal between the U.S. and China bore fruit at the end of the period, boosting investor sentiment, while signs of stability emerging from the global manufacturing sector also lifted spirits. Uncertainty over Brexit, along with the ripple effects from the trade conflict, hampered business confidence and investment in the United Kingdom and Europe for much of the period, though investors expect greater clarity regarding Brexit as a result of December’s general election. The pro-Brexit Conservative Party won the election by a comfortable margin and set the stage for the U.K.’s departure from the EU at the end of January.

Markets expect the longest economic expansion in U.S. history will continue, albeit at a slower pace, as trade tensions recede. In an effort to prolong the expansion, the U.S. Federal Reserve lowered interest rates three times between July and October and the European Central Bank loosened policy in September. While the global monetary policy backdrop remains quite accommodative, signs of easing trade tensions and fading global recession fears led to improved market sentiment in late 2019 as investors grew less risk averse. In early 2020, an outbreak of coronavirus emanating from China reintroduced global growth fears, causing an uptick in volatility.

Here at MFS®, we aim to help our clients navigate the growing complexity of the markets and world economies. Our long-term investment philosophy and commitment to the responsible allocation of capital allow us to tune out the noise and uncover what we believe are the best, most durable investment opportunities in the market. Through our powerful global investment platform, we combine collective expertise, thoughtful risk management and long-term discipline to create sustainable value for investors.

Respectfully,

Robert J. Manning

Executive Chair

MFS Investment Management

February 14, 2020

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

1

MFS Technology Portfolio

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
Amazon.com, Inc.	9.3%
Microsoft Corp.	9.1%
Alphabet, Inc., “A”	8.8%
Facebook, Inc., “A”	6.8%
Visa, Inc., “A”	5.0%
Mastercard, Inc., “A”	4.6%
Adobe Systems, Inc.	4.1%
Salesforce.com, Inc.	4.0%
Global Payments, Inc.	3.5%
Fiserv, Inc.	3.3%

Top five industries
Computer Software	22.8%
Internet	18.2%
Business Services	15.4%
Specialty Stores	9.8%
Other Banks & Diversified Financials	9.6%

(s)	Includes securities sold short.

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

Percentages are based on net assets as of December 31, 2019.

The portfolio is actively managed and current holdings may be different.

2

MFS Technology Portfolio

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended December 31, 2019, Initial Class shares of the MFS Technology Portfolio (fund) provided a total return of 36.16%, while Service Class shares of the fund provided a total return of 35.88%. These compare with a return of 31.49% over the same period for the fund’s benchmark, the Standard & Poor’s 500 Stock Index, and a return of 42.68% for the fund’s other benchmark, the Standard & Poor’s North American Technology Sector Index.

Market Environment

Fading fears of a near-term global recession, the announcement of a partial trade deal between the United States and China and the decline in uncertainty over Brexit helped bolster market sentiment late in the period. Changes in market sentiment, largely driven by uncertainty over the outcome of trade negotiations between the US and China, had contributed to periodic bouts of volatility during the reporting period. The global economy decelerated, led by weakness in China and Europe, although the pace of the slowdown moderated late in the period amid nascent signs of stabilization in the manufacturing sector.

The deteriorating global growth backdrop, along with declining inflationary pressures, prompted the US Federal Reserve to adopt a more dovish posture beginning in early 2019, resulting in the first interest rate cut in over a decade at the end of July, followed by additional cuts in September and October. The Fed’s actions led to a sharp decline in long-term interest rates during the period’s second half, causing the inversion of portions of the US Treasury yield curve for a time. Amid an improvement in risk sentiment in Q4 2019 and indications of a bottoming in growth and potential upturn in activity, the Fed indicated in October that further rate cuts were unlikely unless the outlook for the economy materially worsened.

Globally, central banks have tilted more dovish as well, with the European Central Bank unveiling a package of easing measures, which included putting overnight rates deeper into negative territory, restarting its bond-buying program and lengthening the term of cheap loans to banks to three years from two. The central banks of India and Australia are among those that have cut rates several times in recent months, although China has been more cautious in increasing liquidity as it keeps trying to deleverage its economy, cutting rates only marginally.

Emerging markets experienced considerable volatility through the end of 2018, as tighter global financial conditions exposed structural weakness in some countries. Those conditions improved in 2019 as the Fed became more dovish. Notwithstanding the periodic headwinds on market sentiment from significant trade friction between the US and China over much of the year, emerging market hard currency debt and local rates benefited from relatively cheap valuations at the beginning of the period and easier global monetary conditions. These factors, plus the fading of certain global risk factors mentioned above, hastened spread-tightening in the latter part of the period. At the same, idiosyncratic risks spiked in some countries (e.g., Argentina and Lebanon), contributing to increased dispersion in performance among sovereign assets.

Detractors from Performance

The fund’s underweight allocation to the technology hardware storage & peripherals industry detracted from performance relative to the Standard & Poor’s North American Technology Sector Index. Within this industry, an underweight position in computer and personal electronics maker Apple held back relative results. The share price of Apple benefited from stronger-than-expected demand in its wearable technology and services segments, which more than offset slightly weaker revenues from iPhone sales.

An out-of-benchmark exposure to the road & rail industry also hampered relative returns, led by the fund’s holdings of technology platform operator Uber Technologies (b). The share price of Uber declined as the company reported its largest quarterly loss since the company’s first disclosure as a public company in 2017, largely caused by stock-based compensation paid to employees after its IPO.

An underweight position in the semiconductors & semiconductor equipment industry was another detractor from relative results. Within this industry, not owning shares of computer graphics processors maker NVIDIA held back relative performance. The share price of NVIDIA advanced during the period on the back of solid results, particularly within its gaming segment, and recovery in growth within its data center division. The stock also received a boost from the announcement that NVIDIA would acquire semiconductor company Mellanox.

Elsewhere, the fund’s overweight positions in information technology company DXC Technology, customer information software manager salesforce.com, domain name registration and web hosting services provider GoDaddy, technology company Alphabet and technology skill development solutions provider Pluralsight hampered relative results. The share price of DXC Technology fell after the company reported disappointing earnings results and weaker-than-expected full-year guidance as clients transitioned to the cloud at a faster rate than anticipated, which put pressure on its legacy IT business. A more uncertain macro business environment and foreign exchange headwinds were also cited as near-term challenges. Additionally, an underweight position in software giant Microsoft weakened relative returns.

3

MFS Technology Portfolio

Management Review – continued

The fund’s cash and/or cash equivalents position during the period was also a detractor from relative performance. Under normal market conditions, the fund strives to be fully invested and generally holds cash to buy new holdings and to provide liquidity. In a period when equity markets rose, as measured by the fund’s benchmark, holding cash held back performance versus the benchmark, which has no cash position.

Contributors to Performance

An underweight position in the communications equipment industry boosted relative performance. Here, a short position in network equipment company Cisco Systems bolstered relative performance. The share price of Cisco Systems declined as management delivered a weaker-than-expected full-year outlook, citing concerns over a challenging macro environment and a slowdown in China.

An out-of–benchmark exposure to the health care providers & services industry also aided relative returns, led by the fund’s holdings of precision oncology testing and development services provider Guardant Health (b). The share price of Guardant Health appreciated, early in the period, on the back of stronger-than-expected revenue growth, driven by solid performance in the company’s clinical testing, biopharma and development services divisions.

Stocks in other industries that benefited relative results included the fund’s overweight positions in electronic payment processing providers, Total System Services (h) and Global Payments, semiconductor equipment manufacturer Applied Materials and cloud communications and collaboration services provider RingCentral. The stock price of Total System Services advanced following the announcement that electronic payment services company Global Payments would acquire the company in an all-stock deal. Additionally, holdings of technology services provider Endava (b), and not owning shares of semiconductor company Intel, enterprise software products maker Oracle and online travel company Booking Holdings, further supported relative returns.

Respectfully,

Portfolio Manager(s)

Matthew Sabel

(b)	Security is not a benchmark constituent.

(h)	Security was not held in the portfolio at period end.

The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

4

MFS Technology Portfolio

PERFORMANCE SUMMARY THROUGH 12/31/19

The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.

Growth of a Hypothetical $10,000 Investment

Total Returns through 12/31/19

Average annual total returns

Share Class	Class Inception Date	1-yr	5-yr	10-yr
Initial Class	6/16/00	36.16%	18.31%	17.11%
Service Class	8/24/01	35.88%	18.04%	16.81%

Comparative benchmark(s)
Standard & Poor’s 500 Stock Index (f)		31.49%	11.70%	13.56%
Standard & Poor’s North American Technology Sector Index (f)		42.68%	20.34%	17.55%

(f)	Source: FactSet Research Systems Inc.

Benchmark Definition(s)

Standard & Poor’s 500 Stock Index – a market capitalization-weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.(b)

Standard & Poor’s North American Technology Sector Index – a modified market capitalization-weighted index that measures the performance of selected technology stocks.(b)

It is not possible to invest directly in an index.

(b)

“Standard & Poor’s®” and “S&P®” are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”) and Dow Jones is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”) and have been licensed for use by S&P Dow Jones Indices LLC and sublicensed for certain purposes by Massachusetts Financial Services Company. The S&P 500® is a product of S&P Dow Jones Indices LLC, and has been licensed for use by Massachusetts Financial Services Company. Massachusetts Financial Services Company’s product(s) is not sponsored, endorsed, sold, or promoted by S&P Dow Jones Indices LLC, Dow Jones, S&P, or their respective affiliates, and neither S&P Dow Jones Indices LLC, Dow Jones, S&P, nor their respective affiliates make any representation regarding the advisability of investing in such product(s).

5

MFS Technology Portfolio

Performance Summary – continued

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

6

MFS Technology Portfolio

EXPENSE TABLE

Fund Expenses Borne by the Contract Holders during the Period,

July 1, 2019 through December 31, 2019

As a contract holder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2019 through December 31, 2019.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight the fund’s ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/19	Ending Account Value 12/31/19	Expenses Paid During Period (p) 7/01/19-12/31/19
Initial Class	Actual	0.93%	$1,000.00	$1,076.10	$4.87
	Hypothetical (h)	0.93%	$1,000.00	$1,020.52	$4.74
Service Class	Actual	1.18%	$1,000.00	$1,074.97	$6.17
	Hypothetical (h)	1.18%	$1,000.00	$1,019.26	$6.01

(h)	5% class return per year before expenses.

(p)

“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Notes to Expense Table

Expense ratios include 0.03% of investment related expenses from short sales (See Note 2 of the Notes to Financial Statements) that are outside of the expense limitation arrangement (See Note 3 of the Notes to Financial Statements).

7

MFS Technology Portfolio

PORTFOLIO OF INVESTMENTS – 12/31/19

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)
COMMON STOCKS – 101.1%
Aerospace – 1.4%
FLIR Systems, Inc.	647	$33,689
L3Harris Technologies, Inc.	2,864	566,700
Northrop Grumman Corp.	1,006	346,034

		$946,423

Biotechnology – 1.2%
Bio-Techne Corp.	2,035	$446,703
Illumina, Inc. (a)	1,169	387,804

		$834,507

Broadcasting – 0.2%
Netflix, Inc. (a)	462	$149,489

Brokerage & Asset Managers – 1.2%
NASDAQ, Inc.	4,770	$510,867
Tradeweb Markets, Inc.	7,145	331,171

		$842,038

Business Services – 15.4%
Clarivate Analytics PLC (a)	23,096	$388,013
DXC Technology Co.	1,153	43,341
Endava PLC, ADR (a)	19,647	915,550
Equifax, Inc.	722	101,167
Fidelity National Information Services, Inc.	11,625	1,616,921
Fiserv, Inc. (a)	19,443	2,248,194
FleetCor Technologies, Inc. (a)	1,670	480,493
Global Payments, Inc.	12,976	2,368,900
PayPal Holdings, Inc. (a)	13,078	1,414,647
TransUnion	5,907	505,698
Verisk Analytics, Inc., “A”	2,848	425,321

		$10,508,245

Cable TV – 1.2%
Altice USA, Inc., “A” (a)	6,253	$170,957
Charter Communications, Inc., “A” (a)	1,408	682,993

		$853,950

Computer Software – 22.8%
Adobe Systems, Inc. (a)	8,512	$2,807,343
Autodesk, Inc. (a)	4,556	835,844
Black Knight, Inc. (a)	4,786	308,601
Blue Prism Group PLC (a)	14,445	216,787
DocuSign, Inc. (a)	5,175	383,519
Freee KK (a)	2,200	65,298
Microsoft Corp.	39,246	6,189,094
Rakus Co. Ltd.	19,900	366,480
RingCentral, Inc. (a)	3,592	605,863
Salesforce.com, Inc. (a)	16,802	2,732,677
Uber Technologies, Inc. (a)	20,838	619,722
Zendesk, Inc.	4,951	379,395

		$15,510,623

Computer Software – Systems – 9.7%
Apple, Inc.	7,345	$2,156,859
Constellation Software, Inc.	678	658,478

Issuer	Shares/Par	Value ($)
COMMON STOCKS – continued
Computer Software – Systems – continued
Descartes Systems Group, Inc. (a)	9,761	$417,185
EPAM Systems, Inc.	1,517	321,847
HubSpot, Inc. (a)	3,953	626,549
Linx S.A.	23,000	202,516
Pluralsight, Inc., “A” (a)	18,917	325,561
Q2 Holdings, Inc. (a)	3,847	311,915
ServiceNow, Inc. (a)	2,865	808,847
Square, Inc., “A” (a)	8,649	541,081
Workday, Inc. (a)	1,404	230,888

		$6,601,726

Consumer Services – 0.6%
Grand Canyon Education, Inc. (a)	4,512	$432,205

Electrical Equipment – 1.0%
Amphenol Corp., “A”	6,397	$692,347

Electronics – 5.0%
Applied Materials, Inc.	19,482	$1,189,181
Marvell Technology Group Ltd.	20,311	539,460
Microchip Technology, Inc.	13,395	1,402,724
NXP Semiconductors N.V.	1,699	216,215
Silicon Laboratories, Inc. (a)	358	41,521

		$3,389,101

Internet – 18.2%
Alibaba Group Holding Ltd., ADR (a)	3,473	$736,623
Alphabet, Inc., “A” (a)(s)	4,498	6,024,576
Facebook, Inc., “A” (a)(s)	22,430	4,603,758
GoDaddy, Inc. (a)	8,981	609,990
Wix.com Ltd. (a)	3,314	405,567

		$12,380,514

Leisure & Toys – 1.9%
Electronic Arts, Inc. (a)	11,987	$1,288,722

Medical & Health Technology & Services – 0.7%
Guardant Health, Inc. (a)	6,331	$494,704

Other Banks & Diversified Financials – 9.6%
Mastercard, Inc., “A”	10,496	$3,134,001
Visa, Inc., “A”	18,228	3,425,041

		$6,559,042

Printing & Publishing – 1.2%
IHS Markit Ltd. (a)	8,500	$640,475
Wolters Kluwer N.V.	2,214	161,474

		$801,949

Specialty Stores – 9.8%
Amazon.com, Inc. (a)(s)	3,423	$6,325,156
Chewy, Inc., “A” (a)	11,321	328,309

		$6,653,465

Total Common Stocks (Identified Cost, $43,379,709)		$68,939,050

8

MFS Technology Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
INVESTMENT COMPANIES (h) – 0.4%
Money Market Funds – 0.4%
MFS Institutional Money Market Portfolio, 1.7% (v) (Identified Cost, $263,828)	263,828	$263,828

SECURITIES SOLD SHORT – (1.8)%
Automotive – (0.9)%
Tesla, Inc.	(1,545)	$(646,320)

Computer Software – Systems – (0.3)%
NetApp, Inc.	(3,174)	$(197,581)

Network & Telecom – (0.6)%
Cisco Systems, Inc.	(8,133)	$(390,059)

Total Securities Sold Short (Proceeds Received, $1,009,147)		$(1,233,960)

OTHER ASSETS, LESS LIABILITIES – 0.3%		177,884

NET ASSETS – 100.0%		$68,146,802

(a)	Non-income producing security.

(h)	An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund’s investments in affiliated issuers and in unaffiliated issuers were $263,828 and $68,939,050, respectively.

(s)	Security or a portion of the security was pledged to cover collateral requirements for securities sold short.

(v)	Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

ADR	American Depositary Receipt

At December 31, 2019, the fund had cash collateral of $268,579 and other liquid securities with an aggregate value of $2,126,585 to cover any collateral or margin obligations for securities sold short. Restricted cash and/or deposits with brokers in the Statement of Assets and Liabilities are comprised of cash collateral.

See Notes to Financial Statements

9

MFS Technology Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF ASSETS AND LIABILITIES

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

At 12/31/19

Assets
Investments in unaffiliated issuers, at value (identified cost, $43,379,709)	$68,939,050
Investments in affiliated issuers, at value (identified cost, $263,828)	263,828
Deposits with brokers for
Securities sold short	268,579
Receivables for
Fund shares sold	10,298
Interest and dividends	4,206
Other assets	661
Total assets	$69,486,622

Liabilities
Payables for
Securities sold short, at value (proceeds received, $1,009,147)	$1,233,960
Investments purchased	25,914
Fund shares reacquired	29,648
Payable to affiliates
Investment adviser	2,770
Administrative services fee	108
Shareholder servicing costs	14
Distribution and/or service fees	671
Payable for independent Trustees’ compensation	28
Accrued expenses and other liabilities	46,707
Total liabilities	$1,339,820
Net assets	$68,146,802

Net assets consist of
Paid-in capital	$43,296,581
Total distributable earnings (loss)	24,850,221
Net assets	$68,146,802
Shares of beneficial interest outstanding	3,364,876

	Net assets	Shares outstanding	Net asset value per share
Initial Class	$19,336,165	912,753	$21.18
Service Class	48,810,637	2,452,123	19.91

See Notes to Financial Statements

10

MFS Technology Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF OPERATIONS

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Year ended 12/31/19

Net investment income (loss)
Income
Dividends	$283,590
Other	26,690
Dividends from affiliated issuers	25,391
Income on securities loaned	6,280
Foreign taxes withheld	(3,075)
Total investment income	$338,876
Expenses
Management fee	$491,505
Distribution and/or service fees	116,371
Shareholder servicing costs	2,922
Administrative services fee	19,569
Independent Trustees’ compensation	3,021
Custodian fee	6,045
Shareholder communications	1,509
Audit and tax fees	57,314
Dividend and interest expense on securities sold short	16,355
Interest expense and fees	592
Miscellaneous	34,281
Total expenses	$749,484
Reduction of expenses by investment adviser	(6,386)
Net expenses	$743,098
Net investment income (loss)	$(404,222)

Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers	$70,155
Affiliated issuers	158
Written options	40,053
Securities sold short	(151,205)
Foreign currency	(130)
Net realized gain (loss)	$(40,969)
Change in unrealized appreciation or depreciation
Unaffiliated issuers	$20,262,512
Securities sold short	(224,813)
Net unrealized gain (loss)	$20,037,699
Net realized and unrealized gain (loss)	$19,996,730
Change in net assets from operations	$19,592,508

See Notes to Financial Statements

11

MFS Technology Portfolio

FINANCIAL STATEMENTS  |  STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Year ended
	12/31/19	12/31/18
Change in net assets

From operations
Net investment income (loss)	$(404,222)	$(1,354,994)
Net realized gain (loss)	(40,969)	108,354,927
Net unrealized gain (loss)	20,037,699	(82,721,053)
Change in net assets from operations	$19,592,508	$24,278,880
Total distributions to shareholders	$(6,957,005)	$(15,602,152)
Change in net assets from fund share transactions	$(816,272)	$(183,617,707)
Total change in net assets	$11,819,231	$(174,940,979)

Net assets
At beginning of period	56,327,571	231,268,550
At end of period	$68,146,802	$56,327,571

See Notes to Financial Statements

12

MFS Technology Portfolio

FINANCIAL STATEMENTS  |  FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Initial Class	Year ended

	12/31/19	12/31/18	12/31/17	12/31/16		12/31/15

Net asset value, beginning of period	$17.34	$17.96	$13.19	$12.45		$11.63

Income (loss) from investment operations
Net investment income (loss) (d)	$(0.09)	$(0.07)	$(0.05)	$(0.01	)(c)	$(0.03)
Net realized and unrealized gain (loss)	6.16	0.58	5.16	1.10		1.22
Total from investment operations	$6.07	$0.51	$5.11	$1.09		$1.19

Less distributions declared to shareholders
From net realized gain	$(2.23)	$(1.13)	$(0.34)	$(0.35)		$(0.37)
Net asset value, end of period (x)	$21.18	$17.34	$17.96	$13.19		$12.45
Total return (%) (k)(r)(s)(x)	36.16	1.73	39.00	8.69	(c)	10.75

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.97	0.94	0.88	0.85	(c)	0.91
Expenses after expense reductions (f)	0.96	0.93	0.88	0.85	(c)	0.91
Net investment income (loss)	(0.44)	(0.38)	(0.29)	(0.10	)(c)	(0.22)
Portfolio turnover	33	39	31	36		45
Net assets at end of period (000 omitted)	$19,336	$17,056	$27,659	$15,195		$15,588

Supplemental Ratios (%):
Ratios of expenses to average net assets after expense reductions excluding short sale expenses and interest expense and fees (f)	0.93	0.85	0.85	0.82	(c)	0.89

Service Class	Year ended

	12/31/19	12/31/18	12/31/17	12/31/16		12/31/15

Net asset value, beginning of period	$16.44	$17.11	$12.61	$11.95		$11.20

Income (loss) from investment operations
Net investment income (loss) (d)	$(0.13)	$(0.12)	$(0.08)	$(0.04	)(c)	$(0.05)
Net realized and unrealized gain (loss)	5.83	0.58	4.92	1.05		1.17
Total from investment operations	$5.70	$0.46	$4.84	$1.01		$1.12

Less distributions declared to shareholders
From net realized gain	$(2.23)	$(1.13)	$(0.34)	$(0.35)		$(0.37)
Net asset value, end of period (x)	$19.91	$16.44	$17.11	$12.61		$11.95
Total return (%) (k)(r)(s)(x)	35.88	1.52	38.65	8.39	(c)	10.53

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.22	1.16	1.14	1.10	(c)	1.16
Expenses after expense reductions (f)	1.21	1.15	1.13	1.10	(c)	1.16
Net investment income (loss)	(0.69)	(0.61)	(0.53)	(0.35	)(c)	(0.47)
Portfolio turnover	33	39	31	36		45
Net assets at end of period (000 omitted)	$48,811	$39,272	$203,610	$126,561		$106,002

Supplemental Ratios (%):
Ratios of expenses to average net assets after expense reductions excluding short sale expenses and interest expense and fees (f)	1.18	1.07	1.10	1.06	(c)	1.14

See Notes to Financial Statements

13

MFS Technology Portfolio

Financial Highlights – continued

(c)	Amount reflects a one-time reimbursement of expenses by the custodian (or former custodian) without which net investment income and performance would be lower and expenses would be higher.

(d)	Per share data is based on average shares outstanding.

(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.

(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.

(r)	Certain expenses have been reduced without which performance would have been lower.

(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

(x)

The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

14

MFS Technology Portfolio

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Technology Portfolio (the fund) is a non-diversified series of MFS Variable Insurance Trust II (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests primarily in securities of issuers in the technology industry. Issuers in a single industry can react similarly to market, currency, political, economic, regulatory, geopolitical, and other conditions. The value of stocks in the technology sector can be very volatile due to the rapid pace of product change, technological developments, and other factors.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Equity securities, including restricted equity securities and equity securities sold short, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Equity securities sold short, for which there were no sales reported for that day, are generally valued at the last quoted daily ask quotation on their primary market or exchange as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Exchange-traded options are generally valued at the last sale or official closing price on their primary exchange as provided by a third-party pricing service. Exchange-traded options for which there were no sales reported that day are generally valued at the last daily bid quotation on their primary exchange as provided by a third-party pricing service. For put options, the position may be valued at the last daily ask quotation if there are no trades reported during the day. Options not traded on an exchange are generally valued at a broker/dealer bid quotation. Foreign currency options are generally valued at valuations provided by a third-party pricing service. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halt of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur after foreign markets close (such as developments in foreign markets and significant movements in the U.S.

15

MFS Technology Portfolio

Notes to Financial Statements – continued

markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of December 31, 2019 in valuing the fund’s assets or liabilities:

Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities	$68,939,050	$—	$—	$68,939,050
Mutual Funds	263,828	—	—	263,828
Total	$69,202,878	$—	$—	$69,202,878

Securities Sold Short	$(1,233,960)	$—	$—	$(1,233,960)

For further information regarding security characteristics, see the Portfolio of Investments.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Derivatives – The fund uses derivatives primarily to increase or decrease exposure to a particular market or segment of the market, or security, to increase or decrease interest rate or currency exposure, or as alternatives to direct investments. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.

The derivative instruments used by the fund during the period were written options and purchased options. Depending on the type of derivative, the fund may exit a derivative position by entering into an offsetting transaction with a counterparty or exchange, negotiating an agreement with the derivative counterparty, or novating the position to a third party. The fund’s period end derivatives, as presented in the Portfolio of Investments and the associated Derivative Contract tables, generally are indicative of the volume of its derivative activity during the period.

At December 31, 2019, the fund did not have any outstanding derivative instruments.

The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the year ended December 31, 2019 as reported in the Statement of Operations:

Risk	Unaffiliated Issuers (Purchased Options)	Written Options
Equity	$15,972	$40,053

There is no change in unrealized appreciation (depreciation) on derivative transactions at period end.

Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain, but not all, uncleared derivatives, the fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an ISDA Master Agreement on a bilateral basis. The ISDA Master Agreement gives each party to the agreement the

16

MFS Technology Portfolio

Notes to Financial Statements – continued

right to terminate all transactions traded under such agreement if there is a specified deterioration in the credit quality of the other party. Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each agreement to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any.

Collateral and margin requirements differ by type of derivative. For cleared derivatives (e.g., futures contracts, cleared swaps, and exchange-traded options), margin requirements are set by the clearing broker and the clearing house and collateral, in the form of cash or securities, is posted by the fund directly with the clearing broker. Collateral terms are counterparty agreement specific for uncleared derivatives (e.g., forward foreign currency exchange contracts, uncleared swap agreements, and uncleared options) and collateral, in the form of cash and securities, is held in segregated accounts with the fund’s custodian in connection with these agreements. For derivatives traded under an ISDA Master Agreement, which contains a collateral support annex, the collateral requirements are netted across all transactions traded under such counterparty-specific agreement and an amount is posted from one party to the other to collateralize such obligations. Cash that has been segregated or delivered to cover the fund’s collateral or margin obligations under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities as restricted cash for uncleared derivatives and/or deposits with brokers for cleared derivatives. Securities pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments. The fund may be required to make payments of interest on uncovered collateral or margin obligations with the broker. Any such payments are included in “Miscellaneous” expense in the Statement of Operations.

Written Options – In exchange for a premium, the fund wrote call options on securities for which it anticipated the price would decline and also wrote put options on securities for which it anticipated the price would increase. At the time the option was written, the fund believed the premium received exceeded the potential loss that could result from adverse price changes in the options’ underlying securities. In a written option, the fund as the option writer grants the buyer the right to purchase from, or sell to, the fund a specified number of shares or units of a particular security, currency or index at a specified price within a specified period of time.

The premium received is initially recorded as a liability in the Statement of Assets and Liabilities. The option is subsequently marked-to-market daily with the difference between the premium received and the market value of the written option being recorded as unrealized appreciation or depreciation. When a written option expires, the fund realizes a gain equal to the amount of the premium received. The difference between the premium received and the amount paid on effecting a closing transaction is considered a realized gain or loss. When a written call option is exercised, the premium received is offset against the proceeds to determine the realized gain or loss. When a written put option is exercised, the premium reduces the cost basis of the security purchased by the fund.

At the initiation of the written option contract, for exchange traded options, the fund is required to deposit securities or cash as collateral with the custodian for the benefit of the broker or directly with the clearing broker, based on the type of option. For uncleared options, the fund may post collateral subject to the terms of an ISDA Master Agreement as generally described above if the market value of the options contract moves against it. The fund, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities underlying the written option. Losses from writing options can exceed the premium received and can exceed the potential loss from an ordinary buy and sell transaction. Although the fund’s market risk may be significant, the maximum counterparty credit risk to the fund is equal to the market value of any collateral posted to the broker. For uncleared options, this risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above.

Purchased Options – The fund purchased put options for a premium. Purchased put options entitle the holder to sell a specified number of shares or units of a particular security, currency or index at a specified price at a specified date or within a specified period of time. Purchasing put options may hedge against an anticipated decline in the value of portfolio securities or currency or decrease the fund’s exposure to an underlying instrument.

The premium paid is initially recorded as an investment in the Statement of Assets and Liabilities. That investment is subsequently marked-to-market daily with the difference between the premium paid and the market value of the purchased option being recorded as unrealized appreciation or depreciation. Premiums paid for purchased put options which have expired are treated as realized losses on investments in the Statement of Operations. Upon the exercise or closing of a purchased put option, the premium paid is offset against the proceeds on the sale of the underlying security or financial instrument in order to determine the realized gain or loss on investments.

Whether or not the option is exercised, the fund’s maximum risk of loss from purchasing an option is the amount of premium paid. All option contracts involve credit risk if the counterparty to the option contract fails to perform. For uncleared options, this risk is

17

MFS Technology Portfolio

Notes to Financial Statements – continued

mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and, where applicable, by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

Short Sales – The fund entered into short sales whereby it sells a security it does not own in anticipation of a decline in the value of that security. The fund will realize a gain if the security price decreases and a loss if the security price increases between the date of the short sale and the date on which the fund replaces the borrowed security. Losses from short sales can exceed the proceeds of the security sold; and they can also exceed the potential loss from an ordinary buy and sell transaction. The amount of any premium, dividends, or interest the fund may be required to pay in connection with a short sale will be recognized as a fund expense. During the year ended December 31, 2019, this expense amounted to $16,355. The fund segregates cash or marketable securities in an amount that, when combined with the amount of proceeds from the short sale deposited with the broker, at least equals the current market value of the security sold short.

Security Loans – Under its Securities Lending Agency Agreement with the fund, State Street Bank and Trust Company, as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. Security loans can be terminated at the discretion of either the lending agent or the fund and the related securities must be returned within the earlier of the standard trade settlement period for such securities or within three business days. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. On loans collateralized by cash, the cash collateral is invested in a money market fund. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. The lending agent provides the fund with indemnification against Borrower default. In the event of Borrower default, the lending agent will, for the benefit of the fund, either purchase securities identical to those loaned or, when such purchase is commercially impracticable, pay the fund the market value of the loaned securities. In return, the lending agent assumes the fund’s rights to the related collateral. If the collateral value is less than the cost to purchase identical securities, the lending agent is responsible for the shortfall, but only to the extent that such shortfall is not due to a decline in collateral value resulting from collateral reinvestment for which the fund bears the risk of loss. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is separately reported in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income. At December 31, 2019, there were no securities on loan or collateral outstanding.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend payments received in additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These

18

MFS Technology Portfolio

Notes to Financial Statements – continued

adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future.

Book/tax differences primarily relate to net operating losses, wash sale loss deferrals and straddle loss deferrals.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	Year ended 12/31/19	Year ended 12/31/18
Ordinary income (including any short-term capital gains)	$97,726	$3,607,065
Long-term capital gains	6,859,279	11,995,087
Total distributions	$6,957,005	$15,602,152

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 12/31/19

Cost of investments	$43,118,697
Gross appreciation	25,479,852
Gross depreciation	(629,631)
Net unrealized appreciation (depreciation)	$24,850,221

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	Year ended 12/31/19	Year ended 12/31/18
Initial Class	$1,929,881	$1,094,630
Service Class	5,027,124	14,507,522
Total	$6,957,005	$15,602,152

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates based on the fund’s average daily net assets:

Up to $1 billion	0.75%
In excess of $1 billion	0.70%

MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the year ended December 31, 2019, this management fee reduction amounted to $6,386, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended December 31, 2019 was equivalent to an annual effective rate of 0.74% of the fund’s average daily net assets.

The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses (such as short sale dividend and interest expenses incurred in connection with the fund’s investment activity), such that total annual operating expenses do not exceed 1.00% of average daily net assets for the Initial Class shares and 1.25% of average daily net assets for the Service Class shares. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until April 30, 2021. For the year ended December 31, 2019, the fund’s actual operating expenses did not exceed the limit and therefore, the investment adviser did not pay any portion of the fund’s expenses related to this agreement.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

19

MFS Technology Portfolio

Notes to Financial Statements – continued

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2019, the fee was $2,660, which equated to 0.0041% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2019, these costs amounted to $262.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended December 31, 2019 was equivalent to an annual effective rate of 0.0299% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration from MFS for their services to the fund. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other funds managed by MFS (the funds) had entered into a service agreement (the ISO Agreement) which provided for payment of fees solely by the funds to Tarantino LLC in return for the provision of services of an Independent Senior Officer (ISO) for the funds. Frank L. Tarantino served as the ISO and was an officer of the funds and the sole member of Tarantino LLC. Effective June 30, 2019, Mr. Tarantino retired from his position as ISO for the funds, and the ISO Agreement was terminated. For the year ended December 31, 2019, the fee paid by the fund under this agreement was $77 and is included in “Miscellaneous” expense in the Statement of Operations. MFS had agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ISO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS.

The fund is permitted to engage in purchase and sale transactions with funds and accounts for which MFS serves as investment adviser or sub-adviser (“cross-trades”) pursuant to a policy adopted by the Board of Trustees. This policy has been designed to ensure that cross-trades conducted by the fund comply with Rule 17a-7 under the Investment Company Act of 1940. During the year ended December 31, 2019, the fund engaged in purchase transactions pursuant to this policy, which amounted to $40,977.

The adviser has voluntarily undertaken to reimburse the fund from its own resources on a quarterly basis for the cost of investment research embedded in the cost of the fund’s securities trades. This agreement may be rescinded at any time. For the year ended December 31, 2019, this reimbursement amounted to $9,727, which is included in “Other” income in the Statement of Operations.

(4)	Portfolio Securities

For the year ended December 31, 2019, purchases and sales of investments, other than purchased option transactions, short sales, and short-term obligations, aggregated $21,088,101 and $27,573,180, respectively.

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 12/31/19		Year ended 12/31/18

	Shares	Amount	Shares	Amount
Shares sold
Initial Class	46,536	$963,805	93,157	$1,884,589
Service Class	461,713	8,867,564	2,524,146	48,418,535
	508,249	$9,831,369	2,617,303	$50,303,124

Shares issued to shareholders in reinvestment of distributions
Initial Class	99,478	$1,929,881	51,805	$1,094,630
Service Class	275,459	5,027,124	723,567	14,507,522
	374,937	$6,957,005	775,372	$15,602,152

Shares reacquired
Initial Class	(216,620)	$(4,411,510)	(701,868)	$(14,582,305)
Service Class	(673,201)	(13,193,136)	(12,758,134)	(234,940,678)
	(889,821)	$(17,604,646)	(13,460,002)	$(249,522,983)

Net change
Initial Class	(70,606)	$(1,517,824)	(556,906)	$(11,603,086)
Service Class	63,971	701,552	(9,510,421)	(172,014,621)
	(6,635)	$(816,272)	(10,067,327)	$(183,617,707)

20

MFS Technology Portfolio

Notes to Financial Statements – continued

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndicate of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the highest of one month LIBOR, the Federal Funds Effective Rate and the Overnight Bank Funding Rate, plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at rates equal to customary reference rates plus an agreed upon spread. For the year ended December 31, 2019, the fund’s commitment fee and interest expense were $315 and $0, respectively, and are included in “Interest expense and fees” in the Statement of Operations.

(7)	Investments in Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the following were affiliated issuers:

Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
MFS Institutional Money Market Portfolio	$1,116,606	$18,309,901	$19,162,837	$158	$—	$263,828

Affiliated Issuers					Dividend Income	Capital Gain Distributions
MFS Institutional Money Market Portfolio					$25,391	$—

21

MFS Technology Portfolio

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Variable Insurance Trust II and the Shareholders of

MFS Technology Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of MFS Technology Portfolio (the “Fund”), including the portfolio of investments, as of December 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2019, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 14, 2020

We have served as the auditor of one or more of the MFS investment companies since 1924.

22

MFS Technology Portfolio

TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of February 1, 2020, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 56)	Trustee	February 2004	133	Massachusetts Financial Services Company, Executive Chairman (since January 2017); Director; Chairman of the Board; Chief Executive Officer (until 2015); Co-Chief Executive Officer (2015-2016)	N/A

Robin A. Stelmach (k) (age 58)	Trustee	January 2014	133	Massachusetts Financial Services Company, Vice Chair (since January 2017); Chief Operating Officer and Executive Vice President (until January 2017)	N/A

INDEPENDENT TRUSTEES
John P. Kavanaugh (age 65)	Trustee and Chair of Trustees	January 2009	133	Private investor	N/A

Steven E. Buller (age 68)	Trustee	February 2014	133	Financial Accounting Standards Advisory Council, Chairman (2014-2015); Public Company Accounting Oversight Board, Standing Advisory Group, Member (until 2014); BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A

John A. Caroselli (age 65)	Trustee	March 2017	133	JC Global Advisors, LLC (management consulting), President (since 2015); First Capital Corporation (commercial finance), Executive Vice President (until 2015)	N/A

Maureen R. Goldfarb (age 64)	Trustee	January 2009	133	Private investor	N/A

Peter D. Jones (age 64)	Trustee	January 2019	133	Franklin Templeton Distributors, Inc. (investment management), President (until 2015); Franklin Templeton Institutional, LLC (investment management), Chairman (until 2015)	N/A

James W. Kilman, Jr. (age 58)	Trustee	January 2019	133	Burford Capital Limited (finance and investment management), Chief Financial Officer (since 2019); KielStrand Capital LLC (family office), Chief Executive Officer (since 2016); Morgan Stanley & Co. (financial services), Vice Chairman of Investment Banking, Co-Head of Diversified Financials Coverage – Financial Institutions Investment Banking Group (until 2016)	Alpha-En Corporation, Director (2016-2019)

23

MFS Technology Portfolio

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
Clarence Otis, Jr. (age 63)	Trustee	March 2017	133	Darden Restaurants, Inc., Chief Executive Officer (until 2014)	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director; Federal Reserve Bank of Atlanta, Director (until 2015)

Maryanne L. Roepke (age 63)	Trustee	May 2014	133	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A

Laurie J. Thomsen (age 62)	Trustee	March 2005	133	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director (since 2015)

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 46)	Assistant Secretary and Assistant Clerk	July 2005	133	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

Kino Clark (k) (age 51)	Assistant Treasurer	January 2012	133	Massachusetts Financial Services Company, Vice President

John W. Clark, Jr. (k) (age 52)	Assistant Treasurer	April 2017	133	Massachusetts Financial Services Company, Vice President (since March 2017); Deutsche Bank (financial services), Department Head –Treasurer’s Office (until February 2017)

Thomas H. Connors (k) (age 60)	Assistant Secretary and Assistant Clerk	September 2012	133	Massachusetts Financial Services Company, Vice President and Senior Counsel

David L. DiLorenzo (k) (age 51)	President	July 2005	133	Massachusetts Financial Services Company, Senior Vice President

Heidi W. Hardin (k) (age 52)	Secretary and Clerk	April 2017	133	Massachusetts Financial Services Company, Executive Vice President and General Counsel (since March 2017); Harris Associates (investment management), General Counsel (from September 2015 to January 2017); Janus Capital Management LLC (investment management), Senior Vice President and General Counsel (until September 2015)

Brian E. Langenfeld (k) (age 46)	Assistant Secretary and Assistant Clerk	June 2006	133	Massachusetts Financial Services Company, Vice President and Senior Counsel

Amanda S. Mooradian (k) (age 40)	Assistant Secretary and Assistant Clerk	September 2018	133	Massachusetts Financial Services Company, Assistant Vice President and Counsel

Susan A. Pereira (k) (age 49)	Assistant Secretary and Assistant Clerk	July 2005	133	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

Kasey L. Phillips (k) (age 49)	Assistant Treasurer	September 2012	133	Massachusetts Financial Services Company, Vice President

Matthew A. Stowe (k) (age 45)	Assistant Secretary and Assistant Clerk	October 2014	133	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

24

MFS Technology Portfolio

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
Martin J. Wolin (k) (age 52)	Chief Compliance Officer	July 2015	133	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer (since July 2015); Mercer (financial service provider), Chief Risk and Compliance Officer, North America and Latin America (until June 2015)

James O. Yost (k) (age 59)	Treasurer	September 1990	133	Massachusetts Financial Services Company, Senior Vice President

(h)

Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(k)

“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee (other than Messrs. Jones and Kilman) has been elected by shareholders and each Trustee and Officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Messrs. Jones and Kilman became Trustees of the Funds on January 1, 2019. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board’s retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).

Messrs. Buller, Kilman and Otis and Ms. Roepke are members of the Trust’s Audit Committee.

Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.

The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	Custodian State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900

Distributor MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116

Portfolio Manager(s) Matthew Sabel

25

MFS Technology Portfolio

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

MFS Technology Portfolio

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2019 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Senior Officer, a senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2018 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Broadridge performance universe”), (ii) information provided by Broadridge on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Broadridge as well as all other funds in the same investment classification/category (the “Broadridge expense group and universe”), (iii) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the Broadridge performance universe over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Broadridge performance universe over the five-year period ended December 31, 2018, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Initial Class shares was in the 2nd quintile relative to the other funds in the universe for this five-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Initial Class shares was in the 1st quintile for the one-year period and the 2nd quintile for the three-year period ended December 31, 2018 relative to the Broadridge performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

26

MFS Technology Portfolio

Board Review of Investment Advisory Agreement – continued

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets and the advisory fee and total expense ratios of the Broadridge expense group based on information provided by Broadridge. The Trustees considered that MFS currently observes an expense limitation for the Fund, which may not be changed without the Trustees’ approval. The Trustees also considered that, according to the data provided by Broadridge (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each approximately at the Broadridge expense group median.

The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund, if any. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.

The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to a contractual breakpoint that reduces the Fund’s advisory fee rate on average daily net assets over $1 billion. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the breakpoint and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the MFS Funds. The Trustees also considered that, effective January 3, 2018, MFS had discontinued its historic practice of obtaining investment research from portfolio brokerage commissions paid by certain MFS Funds and would thereafter directly pay for or voluntarily reimburse a Fund, if applicable, for the costs of external research acquired through the use of the Fund’s portfolio brokerage commissions.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2019.

27

MFS Technology Portfolio

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at http://www.sec.gov. A shareholder can obtain the portfolio holdings report for the first and third quarters of the fund’s fiscal year at mfs.com/vit2 by choosing the fund’s name and then selecting the “Resources” tab and clicking on “Prospectus and Reports”.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available at https://www.mfs.com/en-us/what-we-do/announcements.html or at mfs.com/vit2 by choosing the fund’s name.

INFORMATION ABOUT FUND CONTRACTS AND LEGAL CLAIMS

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

FEDERAL TAX INFORMATION (unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates $7,546,000 as capital gain dividends paid during the fiscal year.

For corporate shareholders, 96.12% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

28

rev. 3/16

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•  Social Security number and account balances

•  Account transactions and transaction history

•  Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

29

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

•  open an account or provide account information

•  direct us to buy securities or direct us to sell your securities

•  make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•  sharing for affiliates’ everyday business purposes – information about your creditworthiness

•  affiliates from using your information to market to you

•  sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

•  MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

30

Annual Report

December 31, 2019

MFS® U.S. Government Money Market Portfolio

MFS® Variable Insurance Trust II

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, the insurance company that offers your contract may determine that it will no longer send you paper copies of the fund’s annual and semiannual shareholder reports unless you specifically request paper copies from the insurance company or from your financial intermediary. Instead, the shareholder reports will be made available on a Web site (insurancefunds.mfs.com or other Web site of which you will be notified), and the insurance company will notify you by mail each time a report is posted and provide you with a Web site link to access the report. Instructions for requesting paper copies will be provided by your insurance company or financial intermediary.

If you already elected to receive shareholder reports by email, you will not be affected by this change and you need not take any action. If your insurance company or financial intermediary offers electronic delivery, you may elect to receive shareholder reports and other communications from the insurance company or financial intermediary by email by following the instructions provided by the insurance company or financial intermediary.

Beginning on January 1, 2019, you may elect to receive all future reports in paper free of charge from the insurance company or financial intermediary. You can inform the insurance company or financial intermediary that you wish to continue receiving paper copies of your shareholder reports by contacting your insurance company or financial intermediary. Your election to receive reports in paper will apply to all funds held in your account with your insurance company or financial intermediary.

MKS-ANN

MFS® U.S. Government Money Market Portfolio

The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK OR CREDIT UNION GUARANTEE • NOT A DEPOSIT • NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS U.S. Government Money Market Portfolio

LETTER FROM THE EXECUTIVE CHAIR

Dear Contract Owners:

Slowing global growth, low inflation, and trade friction between the United States and China have been hallmarks of the past 12 months. After experiencing an uptick in market volatility in late 2018, markets steadied for most of 2019, thanks in large measure to the adoption of a dovish policy stance on the part of global central banks, focused on supporting economic growth. Negotiations aimed at a “phase one” trade deal between the U.S. and China bore fruit at the end of the period, boosting investor sentiment, while signs of stability emerging from the global manufacturing sector also lifted spirits. Uncertainty over Brexit, along with the ripple effects from the trade conflict, hampered business confidence and investment in the United Kingdom and Europe for much of the period, though investors expect greater clarity regarding Brexit as a result of December’s general election. The pro-Brexit Conservative Party won the election by a comfortable margin and set the stage for the U.K.’s departure from the EU at the end of January.

Markets expect the longest economic expansion in U.S. history will continue, albeit at a slower pace, as trade tensions recede. In an effort to prolong the expansion, the U.S. Federal Reserve lowered interest rates three times between July and October and the European Central Bank loosened policy in September. While the global monetary policy backdrop remains quite accommodative, signs of easing trade tensions and fading global recession fears led to improved market sentiment in late 2019 as investors grew less risk averse. In early 2020, an outbreak of coronavirus emanating from China reintroduced global growth fears, causing an uptick in volatility.

Here at MFS®, we aim to help our clients navigate the growing complexity of the markets and world economies. Our long-term investment philosophy and commitment to the responsible allocation of capital allow us to tune out the noise and uncover what we believe are the best, most durable investment opportunities in the market. Through our powerful global investment platform, we combine collective expertise, thoughtful risk management and long-term discipline to create sustainable value for investors.

Respectfully,

Robert J. Manning

Executive Chair

MFS Investment Management

February 14, 2020

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

1

MFS U.S. Government Money Market Portfolio

PORTFOLIO COMPOSITION

Portfolio structure (u)

Composition including fixed income credit quality (a)(u)
A-1+	11.3%
A-1	88.5%
Other Assets Less Liabilities	0.2%

Maturity breakdown (u)
0 - 7 days	16.0%
8 - 29 days	60.1%
30 - 59 days	23.7%
60 - 89 days	0.0%
90 - 365 days	0.0%
Other Assets Less Liabilities	0.2%

(a)

Ratings are assigned to portfolio securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P scale. All ratings are subject to change. The fund is not rated by these agencies.

(u)	For purposes of this presentation, accrued interest, where applicable, is included.

Percentages are based on net assets as of December 31, 2019.

The portfolio is actively managed and current holdings may be different.

2

MFS U.S. Government Money Market Portfolio

PERFORMANCE SUMMARY THROUGH 12/31/19

Total returns as well as the current 7-day yield have been provided for the applicable time periods. Performance results reflect the percentage change in net asset value, including the reinvestment of any dividends and capital gains distributions. (See Notes to Performance Summary.) An investment in the portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per unit, it is possible to lose money by investing in the fund.

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.

Share Class	Inception	1-Year Total Return	Current 7-day yield
Initial Class	7/19/85	1.63%	1.07%
Service Class	8/24/01	1.63%	1.07%

Notes to Performance Summary

Yields quoted are based on the latest seven days ended as of December 31, 2019, with dividends annualized. The yield quotations more closely reflect the current earnings of the fund than the total return quotations.

Performance results reflect any applicable expense subsidies, waivers and adjustments in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gain distributions.

3

MFS U.S. Government Money Market Portfolio

EXPENSE TABLE

Fund Expenses Borne by the Contract Holders during the Period,

July 1, 2019 through December 31, 2019

As a contract holder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2019 through December 31, 2019.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight the fund’s ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/19	Ending Account Value 12/31/19	Expenses Paid During Period (p) 7/01/19-12/31/19
Initial Class	Actual	0.55%	$1,000.00	$1,007.09	$2.78
	Hypothetical (h)	0.55%	$1,000.00	$1,022.43	$2.80
Service Class	Actual	0.55%	$1,000.00	$1,007.09	$2.78
	Hypothetical (h)	0.55%	$1,000.00	$1,022.43	$2.80

(h)	5% class return per year before expenses.

(p)

“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

4

MFS U.S. Government Money Market Portfolio

PORTFOLIO OF INVESTMENTS – 12/31/19

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)
U.S. GOVERNMENT AGENCIES AND EQUIVALENTS (y) – 94.1%
Fannie Mae, 1.544%, due 1/02/2020	$14,275,000	$14,274,397
Fannie Mae, 1.55%, due 1/15/2020	7,930,000	7,924,973
Fannie Mae, 1.564%, due 1/15/2020	3,590,000	3,587,871
Fannie Mae, 1.659%, due 1/15/2020	10,500,000	10,493,712
Fannie Mae, 1.576%, due 1/29/2020	5,821,000	5,813,983
Fannie Mae, 1.577%, due 1/29/2020	10,485,000	10,472,360
Federal Farm Credit Bank, 1.553%, due 1/14/2020	10,400,000	10,394,254
Federal Farm Credit Bank, 1.584%, due 1/17/2020	10,500,000	10,492,720
Federal Farm Credit Bank, 1.628%, due 1/21/2020	18,500,000	18,483,555
Federal Farm Credit Bank, 1.598%, due 1/30/2020	4,765,000	4,758,974
Federal Farm Credit Bank, 1.566%, due 1/31/2020	8,385,000	8,374,239
Federal Home Loan Bank, 1.576%, due 1/06/2020	13,090,000	13,087,182
Federal Home Loan Bank, 1.564%, due 1/09/2020	6,586,000	6,583,746
Federal Home Loan Bank, 1.571%, due 1/10/2020	7,865,000	7,861,962
Federal Home Loan Bank, 1.57%, due 1/17/2020	10,230,000	10,222,975
Federal Home Loan Bank, 1.586%, due 1/22/2020	10,505,000	10,495,441
Federal Home Loan Bank, 1.564%, due 1/23/2020	2,499,000	2,496,648

Issuer	Shares/Par	Value ($)
U.S. GOVERNMENT AGENCIES AND EQUIVALENTS (y) – continued
Federal Home Loan Bank, 1.6%, due 2/12/2020	$10,500,000	$10,480,743
Freddie Mac, 1.564%, due 1/13/2020	8,800,000	8,795,483
Freddie Mac, 1.578%, due 2/20/2020	7,790,000	7,773,230
Freddie Mac, 1.598%, due 2/20/2020	5,295,000	5,283,454
Freddie Mac, 1.566%, due 2/25/2020	12,300,000	12,271,061
Freddie Mac, 1.566%, due 2/26/2020	18,430,000	18,385,850
U.S. Treasury Bill, 1.659%, due 1/09/2020	14,910,000	14,904,599
U.S. Treasury Bill, 1.794%, due 1/16/2020	15,000,000	14,989,000

Total U.S. Government Agencies and Equivalents, at Amortized Cost and Value		$248,702,412

REPURCHASE AGREEMENTS – 5.7%
Goldman Sachs Repurchase Agreement, 1.52%, dated 12/31/2019, due 1/02/2020, total to be received $14,973,264 (secured by U.S. Treasury and Federal Agency obligations valued at $15,271,440 in a jointly traded account), at Cost and Value	$14,972,000	$14,972,000

OTHER ASSETS, LESS LIABILITIES – 0.2%		557,889

NET ASSETS – 100.0%		$264,232,301

(y)	The rate shown represents an annualized yield at time of purchase.

See Notes to Financial Statements

5

MFS U.S. Government Money Market Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF ASSETS AND LIABILITIES

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

At 12/31/19

Assets
Investments in unaffiliated issuers, at cost and value	$263,674,412
Cash	949
Receivables for
Fund shares sold	965,507
Interest	632
Other assets	1,770
Total assets	$264,643,270

Liabilities
Payables for
Fund shares reacquired	$345,267
Payable to affiliates
Investment adviser	7,070
Administrative services fee	241
Shareholder servicing costs	10
Payable for independent Trustees’ compensation	54
Accrued expenses and other liabilities	58,327
Total liabilities	$410,969
Net assets	$264,232,301

Net assets consist of
Paid-in capital	$264,232,286
Total distributable earnings (loss)	15
Net assets	$264,232,301
Shares of beneficial interest outstanding	264,452,332

	Net assets	Shares outstanding	Net asset value per share
Initial Class	$149,689,185	149,814,070	$1.00
Service Class	114,543,116	114,638,262	1.00

See Notes to Financial Statements

6

MFS U.S. Government Money Market Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF OPERATIONS

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Year ended 12/31/19

Net investment income (loss)
Income
Interest	$6,031,966
Other	62
Total investment income	$6,032,028
Expenses
Management fee	$1,381,949
Distribution and/or service fees	306,862
Shareholder servicing costs	3,392
Administrative services fee	47,989
Independent Trustees’ compensation	10,215
Custodian fee	14,569
Shareholder communications	18,814
Audit and tax fees	36,851
Legal fees	2,465
Miscellaneous	30,425
Total expenses	$1,853,531
Reduction of expenses by investment adviser and distributor	(333,821)
Net expenses	$1,519,710
Net investment income (loss)	$4,512,318
Realized gain (loss) (identified cost basis)
Unaffiliated issuers	$15
Change in net assets from operations	$4,512,333

See Notes to Financial Statements

7

MFS U.S. Government Money Market Portfolio

FINANCIAL STATEMENTS  |  STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Year ended
	12/31/19	12/31/18
Change in net assets

From operations
Net investment income (loss)	$4,512,318	$3,659,550
Net realized gain (loss)	15	—
Change in net assets from operations	$4,512,333	$3,659,550
Total distributions to shareholders	$(4,512,318)	$(3,659,550)
Change in net assets from fund share transactions	$(24,227,082)	$(26,075,131)
Total change in net assets	$(24,227,067)	$(26,075,131)

Net assets
At beginning of period	288,459,368	314,534,499
At end of period	$264,232,301	$288,459,368

See Notes to Financial Statements

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MFS U.S. Government Money Market Portfolio

FINANCIAL STATEMENTS  |  FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Initial Class	Year ended

	12/31/19		12/31/18	12/31/17		12/31/16		12/31/15

Net asset value, beginning of period	$1.00		$1.00	$1.00		$1.00		$1.00

Income (loss) from investment operations
Net investment income (loss) (d)	$0.02		$0.01	$0.00	(w)	$0.00	(c)(w)	$0.00
Net realized and unrealized gain (loss)	0.00	(w)	—	0.00	(w)	0.00	(w)	0.00	(w)
Total from investment operations	$0.02		$0.01	$0.00	(w)	$0.00	(w)	$0.00	(w)

Less distributions declared to shareholders
From net investment income	$(0.02)		$(0.01)	$(0.00	)(w)	$(0.00	)(w)	$—
Net asset value, end of period	$1.00		$1.00	$1.00		$1.00		$1.00
Total return (%) (k)(r)	1.63		1.26	0.30		0.01	(c)	0.00

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.56		0.56	0.56		0.53	(c)	0.57
Expenses after expense reductions (f)	0.55		0.55	0.54		0.30	(c)	0.13
Net investment income (loss)	1.63		1.25	0.29		0.01	(c)	0.00
Net assets at end of period (000 omitted)	$149,689		$160,304	$168,107		$179,458		$190,761

Service Class	Year ended

	12/31/19		12/31/18	12/31/17		12/31/16		12/31/15

Net asset value, beginning of period	$1.00		$1.00	$1.00		$1.00		$1.00

Income (loss) from investment operations
Net investment income (loss) (d)	$0.02		$0.01	$0.00	(w)	$0.00	(c)(w)	$0.00
Net realized and unrealized gain (loss)	0.00	(w)	—	0.00	(w)	0.00	(w)	0.00	(w)
Total from investment operations	$0.02		$0.01	$0.00	(w)	$0.00	(w)	$0.00	(w)

Less distributions declared to shareholders
From net investment income	$(0.02)		$(0.01)	$(0.00	)(w)	$(0.00	)(w)	$—
Net asset value, end of period	$1.00		$1.00	$1.00		$1.00		$1.00
Total return (%) (k)(r)	1.63		1.26	0.29		0.01	(c)	0.00

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.81		0.81	0.81		0.79	(c)	0.82
Expenses after expense reductions (f)	0.55		0.55	0.55		0.30	(c)	0.13
Net investment income (loss)	1.64		1.24	0.27		0.01	(c)	0.00
Net assets at end of period (000 omitted)	$114,543		$128,156	$146,428		$182,935		$182,097

(c)	Amount reflects a one-time reimbursement of expenses by the custodian (or former custodian) without which net investment income and performance would be lower and expenses would be higher.

(d)	Per share data is based on average shares outstanding.

(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.

(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.

(r)	Certain expenses have been reduced without which performance would have been lower.

(w)	Per share amount was less than $0.01.

See Notes to Financial Statements

9

MFS U.S. Government Money Market Portfolio

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS U.S. Government Money Market Portfolio (the fund) is a diversified series of MFS Variable Insurance Trust II (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Pursuant to procedures approved by the Board of Trustees, investments held by the fund are generally valued at amortized cost, which approximates market value. Amortized cost involves valuing an instrument at its cost as adjusted for amortization of premium or accretion of discount rather than its current market value. The amortized cost value of an instrument can be different from the market value of an instrument.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of December 31, 2019 in valuing the fund’s assets or liabilities:

Financial Instruments	Level 1	Level 2	Level 3	Total
Short-Term Securities	$—	$263,674,412	$—	$263,674,412

For further information regarding security characteristics, see the Portfolio of Investments.

Repurchase Agreements – The fund enters into repurchase agreements under the terms of Master Repurchase Agreements with approved counterparties. Each repurchase agreement is recorded at cost. The fund requires that the securities collateral in a repurchase transaction be transferred to a custodian. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement. Upon an event of default under a Master Repurchase Agreement, the non-defaulting party may close out all transactions traded under such agreement and net amounts owed under each transaction to one net amount payable by one party to the other. Absent an event of default, the Master Repurchase Agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund and other funds managed by MFS may utilize a joint trading account for the purpose of entering into one or more repurchase agreements. At December 31, 2019, the fund had investments in repurchase agreements with a gross value of $14,972,000 included in investments in unaffiliated issuers in the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at period end.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the

10

MFS U.S. Government Money Market Portfolio

Notes to Financial Statements – continued

fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future.

During the year ended December 31, 2019, there were no significant adjustments due to differences between book and tax accounting.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	Year ended 12/31/19	Year ended 12/31/18
Ordinary income (including any short-term capital gains)	$4,512,318	$3,659,550

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 12/31/19
Cost of investments	$263,674,412
Undistributed ordinary income	15

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund’s income and common expenses are allocated to shareholders based on the value of settled shares outstanding of each class. The fund’s realized and unrealized gain (loss) are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	Year ended 12/31/19	Year ended 12/31/18
Initial Class	$2,504,152	$1,937,963
Service Class	2,008,166	1,721,587
Total	$4,512,318	$3,659,550

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates based on the fund’s average daily net assets:

Up to $500 million	0.50%
In excess of $500 million	0.45%

MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the year ended December 31, 2019, this management fee reduction amounted to $26,959, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended December 31, 2019 was equivalent to an annual effective rate of 0.49% of the fund’s average daily net assets.

The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, such that total annual operating expenses do not exceed 0.57% of average daily net assets for each of the Initial Class and Service Class shares. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until April 30, 2021. For the year ended December 31, 2019, the fund’s actual operating expenses did not exceed the limits described above and therefore, the investment adviser did not pay any portion of the fund’s expenses related to this agreement.

11

MFS U.S. Government Money Market Portfolio

Notes to Financial Statements – continued

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries. MFD has agreed in writing to waive the entire 0.25% distribution and/or service fee. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until April 30, 2021. For the year ended December 31, 2019, this waiver amounted to $306,862, which is included in the reduction of total expenses in the Statement of Operations. The distribution and/or service fees incurred for the year ended December 31, 2019 were equivalent to an annual effective rate of 0.00% of the average daily net assets attributable to Service Class shares.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2019, the fee was $3,032, which equated to 0.0011% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2019, these costs amounted to $360.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended December 31, 2019 was equivalent to an annual effective rate of 0.0174% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration from MFS for their services to the fund. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other funds managed by MFS (the funds) had entered into a service agreement (the ISO Agreement) which provided for payment of fees solely by the funds to Tarantino LLC in return for the provision of services of an Independent Senior Officer (ISO) for the funds. Frank L. Tarantino served as the ISO and was an officer of the funds and the sole member of Tarantino LLC. Effective June 30, 2019, Mr. Tarantino retired from his position as ISO for the funds, and the ISO Agreement was terminated. For the year ended December 31, 2019, the fee paid by the fund under this agreement was $336 and is included in “Miscellaneous” expense in the Statement of Operations. MFS had agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ISO.

12

MFS U.S. Government Money Market Portfolio

Notes to Financial Statements – continued

(4)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. The number of shares sold, reinvested and reacquired corresponds to the net proceeds from the sale of shares, reinvestment of distributions and cost of shares reacquired, respectively, since shares are sold and reacquired at $1.00 per share. Transactions in fund shares were as follows:

	Year ended 12/31/19	Year ended 12/31/18
Shares sold
Initial Class	36,663,940	40,333,024
Service Class	32,307,851	35,513,369
	68,971,791	75,846,393

Shares issued to shareholders in reinvestment of distributions
Initial Class	2,504,152	1,937,963
Service Class	2,008,166	1,721,587
	4,512,318	3,659,550

Shares reacquired
Initial Class	(49,779,510)	(50,062,009)
Service Class	(47,931,681)	(55,519,065)
	(97,711,191)	(105,581,074)

Net change
Initial Class	(10,611,418)	(7,791,022)
Service Class	(13,615,664)	(18,284,109)
	(24,227,082)	(26,075,131)

(5)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndicate of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the highest of one month LIBOR, the Federal Funds Effective Rate and the Overnight Bank Funding Rate, plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at rates equal to customary reference rates plus an agreed upon spread. For the year ended December 31, 2019, the fund’s commitment fee and interest expense were $1,531 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

13

MFS U.S. Government Money Market Portfolio

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Variable Insurance Trust II and the Shareholders of

MFS U.S. Government Money Market Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of MFS U.S. Government Money Market Portfolio (the “Fund”), including the portfolio of investments, as of December 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2019, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 14, 2020

We have served as the auditor of one or more of the MFS investment companies since 1924.

14

MFS U.S. Government Money Market Portfolio

TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of February 1, 2020, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 56)	Trustee	February 2004	133	Massachusetts Financial Services Company, Executive Chairman (since January 2017); Director; Chairman of the Board; Chief Executive Officer (until 2015); Co-Chief Executive Officer (2015-2016)	N/A

Robin A. Stelmach (k) (age 58)	Trustee	January 2014	133	Massachusetts Financial Services Company, Vice Chair (since January 2017); Chief Operating Officer and Executive Vice President (until January 2017)	N/A

INDEPENDENT TRUSTEES
John P. Kavanaugh (age 65)	Trustee and Chair of Trustees	January 2009	133	Private investor	N/A

Steven E. Buller (age 68)	Trustee	February 2014	133	Financial Accounting Standards Advisory Council, Chairman (2014-2015); Public Company Accounting Oversight Board, Standing Advisory Group, Member (until 2014); BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A

John A. Caroselli (age 65)	Trustee	March 2017	133	JC Global Advisors, LLC (management consulting), President (since 2015); First Capital Corporation (commercial finance), Executive Vice President (until 2015)	N/A

Maureen R. Goldfarb (age 64)	Trustee	January 2009	133	Private investor	N/A

Peter D. Jones (age 64)	Trustee	January 2019	133	Franklin Templeton Distributors, Inc. (investment management), President (until 2015); Franklin Templeton Institutional, LLC (investment management), Chairman (until 2015)	N/A

James W. Kilman, Jr. (age 58)	Trustee	January 2019	133	Burford Capital Limited (finance and investment management), Chief Financial Officer (since 2019); KielStrand Capital LLC (family office), Chief Executive Officer (since 2016); Morgan Stanley & Co. (financial services), Vice Chairman of Investment Banking, Co-Head of Diversified Financials Coverage – Financial Institutions Investment Banking Group (until 2016)	Alpha-En Corporation, Director (2016-2019)

15

MFS U.S. Government Money Market Portfolio

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
Clarence Otis, Jr. (age 63)	Trustee	March 2017	133	Darden Restaurants, Inc., Chief Executive Officer (until 2014)	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director; Federal Reserve Bank of Atlanta, Director (until 2015)

Maryanne L. Roepke (age 63)	Trustee	May 2014	133	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A

Laurie J. Thomsen (age 62)	Trustee	March 2005	133	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director (since 2015)

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 46)	Assistant Secretary and Assistant Clerk	July 2005	133	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

Kino Clark (k) (age 51)	Assistant Treasurer	January 2012	133	Massachusetts Financial Services Company, Vice President

John W. Clark, Jr. (k) (age 52)	Assistant Treasurer	April 2017	133	Massachusetts Financial Services Company, Vice President (since March 2017); Deutsche Bank (financial services), Department Head – Treasurer’s Office (until February 2017)

Thomas H. Connors (k) (age 60)	Assistant Secretary and Assistant Clerk	September 2012	133	Massachusetts Financial Services Company, Vice President and Senior Counsel

David L. DiLorenzo (k) (age 51)	President	July 2005	133	Massachusetts Financial Services Company, Senior Vice President

Heidi W. Hardin (k) (age 52)	Secretary and Clerk	April 2017	133	Massachusetts Financial Services Company, Executive Vice President and General Counsel (since March 2017); Harris Associates (investment management), General Counsel (from September 2015 to January 2017); Janus Capital Management LLC (investment management), Senior Vice President and General Counsel (until September 2015)

Brian E. Langenfeld (k) (age 46)	Assistant Secretary and Assistant Clerk	June 2006	133	Massachusetts Financial Services Company, Vice President and Senior Counsel

Amanda S. Mooradian (k) (age 40)	Assistant Secretary and Assistant Clerk	September 2018	133	Massachusetts Financial Services Company, Assistant Vice President and Counsel

Susan A. Pereira (k) (age 49)	Assistant Secretary and Assistant Clerk	July 2005	133	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

Kasey L. Phillips (k) (age 49)	Assistant Treasurer	September 2012	133	Massachusetts Financial Services Company, Vice President

Matthew A. Stowe (k) (age 45)	Assistant Secretary and Assistant Clerk	October 2014	133	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

16

MFS U.S. Government Money Market Portfolio

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
Martin J. Wolin (k) (age 52)	Chief Compliance Officer	July 2015	133	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer (since July 2015); Mercer (financial service provider), Chief Risk and Compliance Officer, North America and Latin America (until June 2015)

James O. Yost (k) (age 59)	Treasurer	September 1990	133	Massachusetts Financial Services Company, Senior Vice President

(h)

Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(k)

“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee (other than Messrs. Jones and Kilman) has been elected by shareholders and each Trustee and Officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Messrs. Jones and Kilman became Trustees of the Funds on January 1, 2019. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board’s retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).

Messrs. Buller, Kilman and Otis and Ms. Roepke are members of the Trust’s Audit Committee.

Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.

The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	Custodian State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900

Distributor MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116

Portfolio Manager(s) Ed O’Dette

17

MFS U.S. Government Money Market Portfolio

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

MFS U.S. Government Money Market Portfolio

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2019 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Senior Officer, a senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2018 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Broadridge performance universe”), (ii) information provided by Broadridge on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Broadridge as well as all other funds in the same investment classification/category (the “Broadridge expense group and universe”), (iii) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the Broadridge performance universe over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Broadridge performance universe over the five-year period ended December 31, 2018, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Initial Class shares was in the 4th quintile relative to the other funds in the universe for this five-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Initial Class shares was in the 4th quintile for each of the one- and three-year periods ended December 31, 2018 relative to the Broadridge performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. In addition, the Trustees noted the market conditions affecting all money market funds, in particular the low interest rate environment during portions of the three- and five-year periods, and MFS’ voluntary waiver

18

MFS U.S. Government Money Market Portfolio

Board Review of Investment Advisory Agreement – continued

of all or a portion of its fees to ensure that the Fund avoided a negative yield during those periods. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets and the advisory fee and total expense ratios of the Broadridge expense group based on information provided by Broadridge. The Trustees considered that MFS currently observes an expense limitation for the Fund, which may not be changed without the Trustees’ approval. The Trustees also considered that, according to the data provided by Broadridge (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each higher than the Broadridge expense group median.

The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund, if any. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.

The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to a contractual breakpoint that reduces the Fund’s advisory fee rate on average daily net assets over $500 million. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the breakpoint and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the MFS Funds. The Trustees also considered that, effective January 3, 2018, MFS had discontinued its historic practice of obtaining investment research from portfolio brokerage commissions paid by certain MFS Funds and would thereafter directly pay for or voluntarily reimburse a Fund, if applicable, for the costs of external research acquired through the use of the Fund’s portfolio brokerage commissions.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2019.

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MFS U.S. Government Money Market Portfolio

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The fund files monthly portfolio information with the SEC on Form N-MFP. The fund’s Form N-MFP reports are available on the SEC’s website at http://www.sec.gov. A shareholder can also access the fund’s portfolio holdings as of each month end and the fund’s Form N-MFP reports at mfs.com/vit2 after choosing “Click here for access to Money Market fund reports”.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available at https://www.mfs.com/en-us/what-we-do/announcements.html or at mfs.com/vit2 by choosing the fund’s name.

INFORMATION ABOUT FUND CONTRACTS AND LEGAL CLAIMS

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

20

rev. 3/16

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•  Social Security number and account balances

•  Account transactions and transaction history

•  Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

21

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

•  open an account or provide account information

•  direct us to buy securities or direct us to sell your securities

•  make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•  sharing for affiliates’ everyday business purposes – information about your creditworthiness

•  affiliates from using your information to market to you

•  sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

•  MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

22

ITEM 2.	CODE OF ETHICS.

The Registrant has adopted a Code of Ethics (the “Code”) pursuant to Section 406 of the Sarbanes-Oxley Act and as defined in Form N-CSR that applies to the Registrant’s principal executive officer and principal financial and accounting officer. During the period covered by this report, the Registrant has not amended any provision in the Code that relates to an element of the Code’s definition enumerated in paragraph (b) of Item 2 of this Form N-CSR. During the period covered by this report, the Registrant did not grant a waiver, including an implicit waiver, from any provision of the Code.

A copy of the Code is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Messrs. Steven E. Buller, James Kilman, and Clarence Otis, Jr. and Ms. Maryanne L. Roepke, members of the Audit Committee, have been determined by the Board of Trustees in their reasonable business judgment to meet the definition of “audit committee financial expert” as such term is defined in Form N-CSR. In addition, Messrs. Buller, Kilman, and Otis and Ms. Roepke are “independent” members of the Audit Committee (as such term has been defined by the Securities and Exchange Commission in regulations implementing Section 407 of the Sarbanes-Oxley Act of 2002). The Securities and Exchange Commission has stated that the designation of a person as an audit committee financial expert pursuant to this Item 3 on the Form N-CSR does not impose on such a person any duties, obligations or liability that are greater than the duties, obligations or liability imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Items 4(a) through 4(d) and 4(g):

The Board of Trustees has appointed Deloitte & Touche LLP (“Deloitte”) to serve as independent accountants to the Registrant (hereinafter the “Registrant” or the “Fund”). The tables below set forth the audit fees billed to the Fund as well as fees for non-audit services provided to the Fund and/or to the Fund’s investment adviser, Massachusetts Financial Services Company (“MFS”), and to various entities either controlling, controlled by, or under common control with MFS that provide ongoing services to the Fund (“MFS Related Entities”).

For the fiscal years ended December 31, 2019 and 2019, audit fees billed to the Fund by Deloitte were as follows:

	Audit Fees
	2019	2018
Fees billed by Deloitte:
MFS Blended Research Core Equity Portfolio	45,742	44,678
MFS Core Equity Portfolio	47,901	46,788
MFS Corporate Bond Portfolio	66,863	65,324
MFS Emerging Markets Equity Portfolio	48,206	47,086
MFS Global Governments Portfolio	64,488	63,002
MFS Global Growth Portfolio	58,874	57,514
MFS Global Research Portfolio	46,670	45,585
MFS Global Tactical Allocation Portfolio	64,526	63,039
MFS Government Securities Portfolio	54,806	53,538
MFS High Yield Portfolio	71,180	69,544
MFS International Growth Portfolio	48,206	47,086
MFS International Intrinsic Value Portfolio	49,132	47,991
MFS Massachusetts Investors Growth Stock Portfolio	47,795	46,684
MFS Research International Portfolio	45,742	44,678
MFS Strategic Income Portfolio	70,902	69,272
MFS Technology Portfolio	45,848	44,781
MFS U.S. Government Money Market Portfolio	28,266	27,595

Total	905,147	884,185

For the fiscal years ended December 31, 2019 and 2018, fees billed by Deloitte for audit-related, tax and other services provided to each Fund and for audit-related, tax and other services provided to MFS and MFS Related Entities were as follows:

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[3]
	2019	2018	2019	2018	2019	2018
Fees billed by Deloitte:
To MFS Blended Research Core Equity Portfolio	2,400	2,400	5,104	4,989	0	0
To MFS Core Equity Portfolio	2,400	2,400	5,104	4,989	0	0
To MFS Corporate Bond Portfolio	2,400	2,400	5,104	4,989	0	0
To MFS Emerging Markets Equity Portfolio	2,400	2,400	5,104	4,989	0	0
To MFS Global Governments Portfolio	2,400	2,400	5,104	4,989	0	0
To MFS Global Growth Portfolio	2,400	2,400	5,104	4,989	0	0
To MFS Global Research Portfolio	2,400	2,400	5,104	4,989	0	0
To MFS Global Tactical Allocation Portfolio	2,400	2,400	5,104	4,989	0	0
To MFS Government Securities Portfolio	2,400	2,400	5,104	4,989	0	0
To MFS High Yield Portfolio	2,400	2,400	5,104	4,989	0	0
To MFS International Growth Portfolio	2,400	2,400	5,104	4,989	0	0
To MFS International Intrinsic Value Portfolio	2,400	2,400	5,104	4,989	0	0
To MFS Massachusetts Investors Growth Stock Portfolio	2,400	2,400	5,104	4,989	0	0
To MFS Research International Portfolio	2,400	2,400	5,104	4,989	0	0
To MFS Strategic Income Portfolio	2,400	2,400	5,104	4,989	0	0
To MFS Technology Portfolio	2,400	2,400	5,104	4,989	0	0
To MFS U.S. Government Money Market Portfolio	2,400	2,400	5,104	4,989	0	0
Total fees billed by Deloitte To above Funds:	40,800	40,800	86,768	84,813	0	0

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[3]
	2019	2018	2019	2018	2019	2018
Fees billed by Deloitte:
To MFS and MFS Related Entities of MFS Blended Research Core Equity Portfolio*	0	0	0	0	3,790	5,390
To MFS and MFS Related Entities of MFS Core Equity Portfolio*	0	0	0	0	3,790	5,390
To MFS and MFS Related Entities of MFS Corporate Bond Portfolio*	0	0	0	0	3,790	5,390
To MFS and MFS Related Entities of MFS Emerging Markets Equity Portfolio*	0	0	0	0	3,790	5,390
To MFS and MFS Related Entities of MFS Global Governments Portfolio*	0	0	0	0	3,790	5,390
To MFS and MFS Related Entities of MFS Global Growth Portfolio*	0	0	0	0	3,790	5,390
To MFS and MFS Related Entities of MFS Global Research Portfolio*	0	0	0	0	3,790	5,390
To MFS and MFS Related Entities of MFS Global Tactical Allocation Portfolio*	0	0	0	0	3,790	5,390
To MFS and MFS Related Entities of MFS Government Securities Portfolio*	0	0	0	0	3,790	5,390
To MFS and MFS Related Entities of MFS High Yield Portfolio*	0	0	0	0	3,790	5,390
To MFS and MFS Related Entities of MFS International Growth Portfolio*	0	0	0	0	3,790	5,390
To MFS and MFS Related Entities of MFS International Intrinsic Value Portfolio*	0	0	0	0	3,790	5,390
To MFS and MFS Related Entities of MFS Massachusetts Investors Growth Stock Portfolio*	0	0	0	0	3,790	5,390
To MFS and MFS Related Entities of MFS Research International Portfolio*	0	0	0	0	3,790	5,390
To MFS and MFS Related Entities of MFS Strategic Income Portfolio*	0	0	0	0	3,790	5,390
To MFS and MFS Related Entities of MFS Technology Portfolio*	0	0	0	0	3,790	5,390
To MFS and MFS Related Entities of MFS U.S. Government Money Market Portfolio*	0	0	0	0	3,790	5,390

	Aggregate fees for non-audit services:
	2019	2018
Fees billed by Deloitte:
To MFS Blended Research Core Equity Portfolio, MFS and MFS Related Entities#	361,294	12,779
To MFS Core Equity Portfolio, MFS and MFS Related Entities#	361,294	12,779
To MFS Corporate Bond Portfolio, MFS and MFS Related Entities#	361,294	12,779
To MFS Emerging Markets Equity Portfolio, MFS and MFS Related Entities#	361,294	12,779
To MFS Global Governments Portfolio, MFS and MFS Related Entities#	361,294	12,779
To MFS Global Growth Portfolio MFS and MFS Related Entities#	361,294	12,779
To MFS Global Research Portfolio, MFS and MFS Related Entities#	361,294	12,779
To MFS Global Tactical Allocation Portfolio, MFS and MFS Related Entities#	361,294	12,779
To MFS Government Securities Portfolio, MFS and MFS Related Entities#	361,294	12,779
To MFS High Yield Portfolio, MFS and MFS Related Entities#	361,294	12,779
To MFS International Growth Portfolio, MFS and MFS Related Entities#	361,294	12,779
To MFS International Intrinsic Value Portfolio, MFS and MFS Related Entities#	361,294	12,779
To MFS Massachusetts Investors Growth Stock Portfolio, MFS and MFS Related Entities#	361,294	12,779
To MFS Research International Portfolio, MFS and MFS Related Entities#	361,294	12,779
To MFS Strategic Income Portfolio, MFS and MFS Related Entities#	361,294	12,779
To MFS Technology Portfolio, MFS and MFS Related Entities#	361,294	12,779
To MFS U.S. Government Money Market Portfolio, MFS and MFS Related Entities#	361,294	12,779

*

This amount reflects the fees billed to MFS and MFS Related Entities for non-audit services relating directly to the operations and financial reporting of the Fund (portions of which services also related to the operations and financial reporting of other funds within the MFS Funds complex).

#	This amount reflects the aggregate fees billed by Deloitte for non-audit services rendered to the Fund and for non-audit services rendered to MFS and the MFS Related Entities.
[1]

The fees included under “Audit-Related Fees” are fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under ‘‘Audit Fees,’’ including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters and internal control reviews.

[2]

The fees included under “Tax Fees” are fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews and tax distribution and analysis.

[3]	The fees included under “All Other Fees” are fees for products and services provided by Deloitte other than those reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees”.

Item 4(e)(1):

Set forth below are the policies and procedures established by the Audit Committee of the Board of Trustees relating to the pre-approval of audit and non-audit related services:

To the extent required by applicable law, pre-approval by the Audit Committee of the Board is needed for all audit and permissible non-audit services rendered to the Fund and all permissible non-audit services rendered to MFS or MFS Related Entities if the services relate directly to the operations and financial reporting of the Registrant. Pre-approval is currently on an engagement-by-engagement basis. In the event pre-approval of such services is necessary between regular meetings of the Audit Committee and it is not practical to wait to seek pre-approval at the next regular meeting of the Audit Committee, pre-approval of such services may be referred to the Chair of the Audit Committee for approval; provided that the Chair may not pre-approve any individual engagement for such services exceeding $50,000 or multiple engagements for such services in the aggregate exceeding $100,000 between such regular meetings of the Audit Committee. Any engagement pre-approved by the Chair between regular meetings of the Audit Committee shall be presented for ratification by the entire Audit Committee at its next regularly scheduled meeting.

Item 4(e)(2):

None, or 0%, of the services relating to the Audit-Related Fees, Tax Fees and All Other Fees paid by the Fund and MFS and MFS Related Entities relating directly to the operations and financial reporting of the Registrant disclosed above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (which permits audit committee approval after the start of the engagement with respect to services other than audit, review or attest services, if certain conditions are satisfied).

Item 4(f):

Not applicable.

Item 4(h):

The Registrant’s Audit Committee has considered whether the provision by a Registrant’s independent registered public accounting firm of non-audit services to MFS and MFS Related Entities that were not pre-approved by the Committee (because such services were provided prior to the effectiveness of SEC rules requiring pre-approval or because such services did not relate directly to the operations and financial reporting of the Registrant) was compatible with maintaining the independence of the independent registered public accounting firm as the Registrant’s principal auditors.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the Registrant.

ITEM 6.	SCHEDULE OF INVESTMENTS

A schedule of investments of each series of the Registrant is included as part of the report to shareholders of such series under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the Registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to the procedures by which shareholders may send recommendations to the Board for nominees to the Registrant’s Board since the Registrant last provided disclosure as to such procedures in response to the requirements of Item 407 (c)(2)(iv) of Regulation S-K or this Item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

Based upon their evaluation of the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as conducted within 90 days of the filing date of this report on Form N-CSR, the registrant’s principal financial officer and principal executive officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)

There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by the report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 13.	EXHIBITS.

(a) (1)

Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Attached hereto as EX-99.COE.

(2)

A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2): Attached hereto as EX-99.302CERT.

(3)

Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(4)	Change in the registrant’s independent public accountant. Not applicable.

(b)

If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for the purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Attached hereto as EX-99.906CERT.

Notice

A copy of the Amended and Restated Declaration of Trust, as amended, of the Registrant is on file with the Secretary of State of The Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Registrant by an officer of the Registrant as an officer and not individually and the obligations of or arising out of this instrument are not binding upon any of the Trustees or shareholders individually, but are binding only upon the assets and property of the respective constituent series of the Registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) MFS VARIABLE INSURANCE TRUST II

By (Signature and Title)*	DAVID L. DILORENZO
David L. DiLorenzo, President

Date: February 14, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	DAVID L. DILORENZO
David L. DiLorenzo, President (Principal Executive Officer)

Date: February 14, 2020

By (Signature and Title)*	JAMES O. YOST
James O. Yost, Treasurer (Principal Financial Officer and Accounting Officer)

Date: February 14, 2020

*	Print name and title of each signing officer under his or her signature.